UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 2)

Filed by Registrant	✓

Filed by Party other than Registrant

Check the appropriate box:

✓	Preliminary Proxy Statement	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

	Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

GOLF TRUST OF AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: No par value common stock of Pernix Therapeutics, Inc.
	(2)	Aggregate number of securities to which transaction applies: 200 shares of Pernix Therapeutics, Inc. no par value common stock to be received by the Registrant.
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

Based upon the book value of Pernix Therapeutics, Inc. on September 30, 2009, the price per unit is $51,974.52

	(4)	Proposed maximum aggregate value of transaction: $10,394,904
	(5)	Total fee paid: $580

✓	Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GOLF TRUST OF AMERICA, INC.

PROPOSED MERGER – YOUR VOTE IS VERY IMPORTANT

Dear Fellow Stockholders:

We are pleased to report that the board of directors of Golf Trust of America, Inc. (“GTA”) has unanimously approved a combination with Pernix Therapeutics, Inc. (“Pernix”) structured as a merger with our newly-formed, wholly-owned subsidiary, as described in the accompanying proxy statement.  We are sending you this document to ask you, as a GTA stockholder, to vote in favor of certain merger related matters.

The combined company, which will change its name to Pernix Therapeutics Holdings, Inc., will do business as a specialty pharmaceutical company focused on developing and commercializing branded pharmaceutical products to meet unmet medical needs primarily in pediatrics.  We believe the combined company will be well positioned to achieve strong financial performance and increase stockholder value through planned geographic and product expansion supported by a strong cash position, debt-free balance sheet and established products in the marketplace.

In the merger, the Pernix stockholders will receive 209,000 shares of GTA common stock for each of the 200 shares of Pernix's outstanding common stock, or an aggregate of 41,800,000 shares (which number will be adjusted to 20,900,000 shares in a planned reverse stock split) of GTA common stock. GTA stockholders will continue to own their existing shares of GTA common stock.  Upon completion of the proposed merger, we estimate that the current GTA stockholders will own approximately 16% of the combined company and the Pernix stockholders will own approximately 84% of the combined company, on a fully diluted basis.

Your vote is important.  We are holding a special meeting of our stockholders to obtain approval of the issuance of shares of GTA common stock to Pernix stockholders in the merger (Proposal 1), an amendment to GTA’s Articles of Incorporation to change our corporate name to Pernix Therapeutics Holdings, Inc. (Proposal 2), an amendment to GTA’s Articles of Incorporation to enable our board of directors to effect reverse stock splits without stockholder approval to the full extent permitted by law (Proposal 3) and approval of our 2009 Stock Incentive Plan (Proposal 4).  We urge you to read carefully this entire proxy statement, which includes important information about the merger.  You should also carefully consider the information in “Risk Factors” which is divided into three parts in the sections titled “Merger Risk Factors” beginning on page 14 of the accompanying proxy statement, "Information About GTA — Risks Related to GTA" beginning on page 59 of the accompanying proxy statement and “Information About Pernix — Risks Related to Pernix” beginning on page 113 of the accompanying proxy statement.

Whether or not you plan to attend the special meeting, it is important that your shares be represented at the meeting and your vote recorded.  Please take the time to vote by completing and mailing the enclosed proxy card.  Even if you return the proxy card, you may attend the special meeting and vote your shares in person.

The GTA board of directors unanimously recommends that you vote FOR all of the proposals to be submitted for a vote — the issuance of GTA shares to Pernix stockholders in the merger, the corporate name change, the reverse stock split charter amendment and the 2009 Stock Incentive Plan.

Thank you for your support.

Michael C. Pearce, Chief Executive Officer

This proxy statement is dated February 4, 2010 and is first being mailed to stockholders on or about February 8, 2010.

GOLF TRUST OF AMERICA, INC.

10 North Adger's Wharf

Charleston, South Carolina 29401

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on March 8, 2010

A special meeting of stockholders of Golf Trust of America, Inc. (“GTA”) will be held at The Francis Marion Hotel, located at 387 King Street, Charleston, South Carolina, at 10:30 a.m. local time, on March 8, 2010 for the following purposes:

1.

To consider and vote on Proposal 1, which authorizes the issuance of 41,800,000 shares of GTA common stock (which number will be adjusted to 20,900,000 shares in a planned reverse split of GTA's common stock described in connection with Proposal 3 below) to stockholders of Pernix Therapeutics, Inc. (“Pernix”) in connection with the merger of Pernix with and into GTA Acquisition, LLC, a newly-formed, wholly-owned subsidiary of GTA, upon the terms and conditions set forth in the Agreement and Plan of Merger dated October 6, 2009, as more fully described in the accompanying proxy statement.

2.

To consider and vote on Proposal 2 to amend Article I of the Articles of Incorporation of GTA to change its name to Pernix Therapeutics Holdings, Inc. (This Proposal will only be presented for a vote if Proposal 1 is approved by the stockholders).

3.

To consider and vote on Proposal 3 to approve an amendment to Article IV of the Articles of Incorporation of GTA to enable our board of directors to effect reverse stock splits without stockholder approval to the full extent permitted by law, which authority the board of directors plans to use to authorize a reverse split of our common stock on the basis of one GTA share for each two GTA shares outstanding immediately prior to the reverse stock split to facilitate continued listing of our stock on NYSE Amex.  The text of the proposed amendment to Article IV is set forth in full in the section of this proxy statement entitled "Proposal No. 3" beginning on page 49 and a copy of Article IV of GTA's Articles of Incorporation, including the proposed amendment, is attached as Annex B to the accompanying proxy statement.  (This Proposal will be presented for a vote whether or not any other proposal is approved by the stockholders).

4.

To consider and vote upon Proposal 4 to approve GTA’s 2009 Stock Incentive Plan (the "2009 Plan"), which authorizes issuance of up to 7,367,574 shares (which number will be adjusted to 3,683,787 shares as a result of the reverse stock split described in Proposal 3) of common stock on the terms and conditions set forth in the 2009 Plan.  (This Proposal will only be presented for a vote if Proposal 1 is approved by the stockholders).

5.

To consider and vote on a proposal to adjourn or postpone the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the matters to be considered by the stockholders at the meeting.

6.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

It is a condition to Pernix’s obligation to complete the merger that Proposals 1, 2, 3 and 4 be approved by GTA’s stockholders. All stockholders of record of GTA common stock at the close of business on January 29, 2010 are entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the board of directors,

Michael C. Pearce
Chief Executive Officer

February 4, 2010

The GTA board of directors unanimously recommends that stockholders vote FOR approval of Proposal 1 to issue 41,800,000 shares to the stockholders of Pernix in the merger, FOR approval of Proposal 2 to amend Article I of GTA’s Articles of Incorporation to effect the corporate name change, FOR approval of Proposal 3 to amend Article IV of GTA's Articles of Incorporation to authorize GTA's board of directors to effect reverse stock splits without stockholder approval to the fullest extent permitted by law, including the planned reverse split of our common stock described in this proxy statement, FOR approval of Proposal 4 to approve the 2009 Stock Incentive Plan, and FOR approval to adjourn or postpone the special meeting, if necessary.

Please promptly complete and return the enclosed proxy card, whether or not you plan to attend the special meeting.  If you attend the meeting in person, you may withdraw your proxy and vote your own shares in person.

In this proxy statement, Golf Trust of America, Inc. is referred to as “GTA”, “we”, “us”, “our” or “the Company.” GTA Acquisition, LLC, the newly-formed, wholly-owned subsidiary of GTA, is referred to as the “subsidiary” or "Merger Sub", and Pernix Therapeutics, Inc. is referred to as “Pernix.”  The merger of Pernix with and into the subsidiary is referred to as the “merger”, and the Agreement and Plan of Merger with Pernix Therapeutics, Inc. entered into on October 6, 2009 is referred to as the “merger agreement.”  We refer to Proposals 1, 2, 3 and 4 as the "merger related proposals."  We refer to GTA and Pernix after the merger as the “combined company.”

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

1

SUMMARYOF THE PROXY STATEMENT

6

MERGER RISK FACTORS

14

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

20

THE SPECIAL MEETING

21

Date, Place and Time

21

Purpose of the Special Meeting

21

Number of Votes Required

22

Recommendation of GTA's Board of Directors

22

Record Date and Voting Rights

22

Effect of not Voting, Including Brokers Non-Votes and Abstentions

23

Stock Ownership of GTA Executive Officers and Directors

23

Revocation of Proxies

24

Solicitation of Proxies

24

Householding

24

THE MERGER

25

General

25

Effect on GTA Capitalization of Four Merger Related Proposals

25

Treatment of Stock Options

26

Background of the Merger

26

GTA’s Reasons for the Merger; Recommendation of GTA’s Board of Directors

28

Financial Adviser

30

Fairness Opinion

30

Effective Date

36

Merger Consideration

36

5% Ownership of the Combined Company After the Merger

36

Exchange of Stock Certificates in the Merger

37

GTA’s Dissenters’ and Appraisal Rights

37

Representations and Warranties

37

Conditions to Completion of the Merger

38

Business Pending the Merger

39

Amendments to GTA Articles of Incorporation

41

No Solicitation

41

Waiver and Amendment

42

Termination of the Merger Agreement

42

Expenses and Termination Fees

42

Accounting Treatment

43

Material U. S. Federal Income Tax Consequences of the Merger to Holders of GTA Common Stock

43

Effect on Net Operating Losses

44

Interests of Certain Persons in the Merger

45

Board of Directors and Management of the Combined Company Following the Merger

45

Agreements with Pernix Stockholders and GTA Officers and Directors

46

Financial Adviser Fee

47

i

TABLE OF CONTENTS
(continued)

MARKET FOR COMMON STOCK AND DIVIDENDS

48

PROPOSAL NO. 1 TO APPROVE THE ISSUANCE OF 41,800,000 SHARES IN THE MERGER

49

PROPOSAL NO. 2 TO AMEND ARTICLE I OF GTA’S ARTICLES OF INCORPORATION TO
CHANGE ITS NAME TO PRENIZ THERAPEUTICS HOLDINGS INC.

49

PROPOSAL NO. 3 TO AMEND ARTICLE IV OF GTA’S ARTICLES OF INCORPORATION TO
ENABLE OUR BOARD OF DIRECTOS TO EFFECT REVERSE STOCK SPLITS

49

Purpose

49

Certain Risks Associated With the Reverse Stock Split

50

Principal Effects of the Reverse Stock Split

50

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

51

No Dissenters’ Rights

51

Federal Income Tax Consequences of the Reverse Stock Split

51

Vote Required; Recommendation of Board of Directors

52

PROPOSAL NO. 4 TO APPROVE THE 2009 STOCK INCENTIVE PLAN

52

General

52

Purpose of the Proposal

52

Terms of the Plan

52

Federal Income Tax Consequences

55

Equity Compensation Plan Information

57

Vote Required

58

PROPOSAL NO. 5 TO ADJOURN OR POSTPONE SPECIAL MEETING

58

INFORMATION ABOUT GTA

58

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

61

EXECUTIVE COMPENSATION

67

DIRECTOR COMPENSATION

69

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

71

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

72

GTA'S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

73

INFORMATION ABOUT PERNIX

84

RISKS RELATED TO PERNIX

113

PERNIX’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

132

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

146

DESCRIPTION OF GTA's CAPITAL STOCK

146

ii

TABLE OF CONTENTS (continued)

INDEPENDENT ACCOUNTANTS

147

OTHER MATTERS

147

DEADLINES FOR SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

148

WHERE YOU CAN FIND MORE INFORMATION

148

INDEX TO FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

F-1

Annex A

Agreement and Plan of Merger with Pernix Therapeutics, Inc. (excluding certain exhibits)
Annex B

Proposed Article IV of GTA's Articles of Incorporation, as amended

Annex C

2009 Stock Incentive Plan (1)

Annex D

Opinion of Ladenburg Thalmann & Co., Inc., financial advisor to GTA.

Annex E

Form of Merger Partner Stockholder Agreement (1)

Annex F

Form of Executive Officer Stockholder Agreement (1)

Annex G

Form of Director Stockholder Agreement (1)
Annex H

Form of Couchman Stockholder Agreement (1)

———————

(1)

Included in Annex A above

.

iii

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

The following are some questions that you, as a stockholder of GTA, may have regarding the merger, the four proposals related to the merger and the special meeting of GTA stockholders, and brief answers to these questions.  We urge you to read carefully the remainder of this proxy statement, because the information in this section does not provide all the information that might be important to you with respect to the merger and the four merger related proposals being considered at the special meeting.  Additional important information is also contained in the annexes to this proxy statement.

Q:

What are the primary changes being made in the merger that affect GTA's current stockholders?

A:

GTA and Pernix have entered into a merger agreement whereby Pernix will merge with and into GTA Acquisition, LLC, a newly-formed, wholly-owned subsidiary of GTA.  GTA's name will be changed to Pernix Theurapeutics Holdings, Inc. in connection with the merger.  All of Pernix's assets and liabilities will be transferred to GTA's subsidiary as a result of the merger.  Pernix stockholders will receive GTA common stock in exchange for their Pernix stock so that immediately following the merger the former Pernix stockholders will own approximately 84% of GTA's outstanding common stock and pre-merger GTA stockholders will own approximately 16% of GTA's outstanding common stock, on a fully diluted basis.

Q:  What proposals will be submitted to GTA's stockholders at the special meeting?

A:

The following four proposals will be submitted to GTA's stockholders at the special meeting to facilitate the merger:

Proposal 1:  At the special meeting, the stockholders of GTA will be asked to vote to approve Proposal 1 to approve the issuance of 41,800,000 shares of GTA common stock to Pernix stockholders on the terms and conditions stated in the merger agreement (which number will be adjusted to 20,900,000 shares as a result of the proposed reverse stock split that is planned after approval of the corporate charter amendment described in Proposal 3 below).

Proposal 2:  If GTA's stockholders approve the issuance of shares in the merger, GTA's stockholders will also be asked to vote to amend Article I of GTA's Articles of Incorporation to change its name to Pernix Therapeutics Holdings, Inc.  The text of the proposed amendment to Article I is set forth in full in the section of this proxy statement entitled "Proposal No. 2" beginning on page 49. (This Proposal will only be presented for a vote if Proposal 1 is approved by the stockholders).

Proposal 3:  To consider and vote on Proposal 3 to approve an amendment to Article IV of the Articles of Incorporation of GTA to enable our board of directors to effect reverse stock splits without stockholder approval to the full extent permitted by law, which authority the board of directors plans to use to authorize a reverse split of our common stock on the basis of one GTA share for each two GTA shares outstanding immediately prior to the reverse stock split to facilitate continued listing of our stock on NYSE Amex.  The text of the proposed amendment to Article IV is set forth in full in the section of this proxy statement entitled "Proposal No. 3" beginning on page 49 of this proxy statement and a copy of Article IV of GTA's Articles of Incorporation, including the proposed amendment, is attached as Annex B hereto.  (This Proposal will be presented for a vote whether or not any other Proposal is approved by the stockholders).

Proposal 4:  If the stockholders approve the issuance of shares in the merger, GTA's stockholders will also be asked to vote to approve adoption of GTA’s 2009 Stock Incentive Plan (the "2009 Plan").  The 2009 Plan authorizes the issuance of up to 7,367,574 shares (which number will be adjusted to 3,683,787 shares as a result of the reverse stock split described in Proposal 3) of common stock on the terms and conditions set forth in the 2009 Plan.  A copy of the 2009 Plan is attached as Annex C hereto.  (This Proposal will only be presented for a vote if Proposal 1 is approved by the stockholders).

The merger agreement provides that approval of all four proposals described in this proxy statement are conditions to Pernix's obligations to effectuate the merger.  For this reason, we characterize all four proposals as merger related proposals, whether or not they are normally intrinsic components of a merger transaction.  The reverse stock split described in Proposal 3 is planned to better enable GTA to comply with NYSE Amex listing rules about the trading prices of the stock of listed companies. Continued listing for trading on NYSE Amex is a condition to Pernix's obligation to effectuate the merger. If one or more of the four merger related proposals is not approved by GTA stockholders, Pernix has the right to terminate the merger agreement, in which case GTA would be required to pay Pernix a $250,000 termination fee.

In the event that there are not sufficient votes to constitute a quorum or approve the matters required under the merger agreement at the time of the GTA special meeting, the meeting may be adjourned to a later date or dates in order to permit further solicitation of proxies.  In order to allow proxies that have been received by GTA at the time of the special meeting to be voted for an adjournment, if necessary, GTA is submitting the question of adjournment to its stockholders as a separate matter for their consideration.  The board of directors of GTA unanimously recommends that stockholders vote “FOR” the adjournment proposal.  If it is necessary to adjourn the special meeting, no notice of such adjourned meeting is required to be given to stockholders, other than an announcement at the special meeting of the place, date and time to which the special meeting is adjourned.

The proxies solicited by this proxy statement will also authorize the proxies to vote to transact such other business as may properly come before the meeting.  We are not currently aware of any other proposals that may come before the meeting.  GTA's bylaws prohibit conducting any business at a special meeting that has not been stated in the notice of the special meeting.

Q:

What number of votes are required to approve each of the proposals to be submitted to stockholders at the special meeting?

A:

Proposal 1 (issuance of shares to Pernix stockholders in merger) will be approved, if a quorum is present at the special meeting and Proposal 1  receives the affirmative vote of a majority of the votes cast with respect to Proposal 1 at the special meeting.

Proposal 2 (corporate charter amendment related to change of corporate name) will be approved, if a quorum is present at the special meeting and Proposal 2 receives the affirmative vote of a majority of the votes entitled to be cast at the special meeting.

Proposal 3 (corporate charter amendment related to reverse stock split) will be approved, if a quorum is present at the special meeting and Proposal 3  receives the affirmative vote of  at least two thirds (66-2/3%) of the votes entitled to be cast at the special meeting.

Proposal 4 (to approve 2009 Plan) will be approved, if a quorum is present at the special meeting and Proposal 4  receives the affirmative vote of a majority of the votes cast with respect to Proposal 4 at the special meeting.

If a quorum is present at the meeting, the special meeting may be adjourned or postponed by the affirmative vote of a majority of the votes cast.  If a quorum is not present at the meeting, the special meeting may be adjourned or postponed by the affirmative vote of a majority of the shares present at the meeting entitled to vote.

Q:

What is the recommendation of GTA's board of directors with respect to each of the proposals?

A:

GTA's board of directors unanimously recommends that you vote FOR approval of all the proposals described in this proxy statement.

Q:

Why does the GTA board of directors recommend that you vote FOR approval of the four merger related proposals?

A:

The board of directors of GTA is unanimously recommending that you vote FOR approval of the four merger related proposals, because after due consideration of many factors described elsewhere in this proxy statement, the board of directors has concluded that the combination with Pernix will allow GTA to combine its expertise in matters of public company regulatory compliance, investor relations, capital markets and its cash resources with a business with a diversified range of complementary products in a large and expanding market.  GTA's board of directors has determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are advisable, fair to and in the best interests of GTA and its stockholders.  Accordingly, GTA's board of directors has approved the merger agreement and the transactions contemplated by the merger agreement, including the merger and the four merger related proposals.

Q:

How will GTA's officers and directors vote on the four merger related proposals?

A:

Concurrently with the execution and delivery of the merger agreement, GTA and Pernix entered into agreements with certain of GTA's officers and directors holding approximately 41% outstanding shares of common stock entitled to vote at the special meeting.  In these agreements, such stockholders (other than officers of GTA) agreed, among other things, to vote their respective shares of GTA common stock in favor of the merger related proposals and approval of the merger and against the approval of any alternative transaction.  All such stockholders have also agreed, among other things, not to sell or transfer their respective shares of GTA common stock, subject to certain exceptions, or to solicit any alternative transaction.  The provisions of these agreements are not uniform.  For additional information about the provisions of specific agreements, see the section of this proxy statement entitled "The Merger - Agreements with Pernix Stockholders and GTA Officers and Directors" on page 46 of this proxy statement.

Q:

What will happen if the merger is not consummated?

A:

If the merger is not completed for any reason, GTA will remain an independent public company.  We will seek another potential combination partner and will seek to have GTA's common stock continue to be listed and traded on the NYSE Amex.

Q:

Why am I receiving this proxy statement?

A:

This proxy statement contains important information about all the matters to be voted on at the special meeting, and you should read this proxy statement carefully.

Your vote is very important.  We encourage you to vote as soon as possible. The enclosed voting materials allow you to vote your GTA shares without attending the special meeting. For more specific information on how to vote, please see the questions and answers below.

Q:

When and where will the special meeting be held?

A:

The special meeting of GTA stockholders will be held on March 8, 2010 at 10:30 a.m. local time, at The Francis Marion Hotel, located at 387 King Street, Charleston, South Carolina.

Q:

Who can attend and vote at the special meeting?

A:

All GTA stockholders of record as of the close of business on January 29, 2010 (which is referred to as the record date in this proxy statement) are entitled to notice of, and to vote at, the special meeting.

Q:

What should I do now to vote on the proposals being considered at the special meeting?

A:

GTA stockholders as of the record date may vote by proxy by marking, signing and dating the enclosed proxy card and returning it in the postage paid envelope provided. If you hold GTA common stock in “street name,” which means your shares are held of record by a broker, bank or nominee, to vote on the proposals being considered at the special meeting, you must complete, sign, date and return a voting instruction form to the record holder of your shares with instructions on how to vote your shares.

Additionally, you may also vote in person by attending the special meeting. If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting. Please note, however, that if your shares are held in “street name,” and you wish to vote at the special meeting, you must bring a proxy from the record holder of the shares authorizing you to vote at the special meeting.  Whether or not you plan to attend the special meeting, you should submit your proxy card or voting instruction form as described in this proxy statement.

Q:

If my shares of GTA common stock are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:

Your broker, bank or other nominee will only be permitted to vote your shares of GTA common stock, if you instruct your broker, bank or other nominee how to vote. You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of GTA common stock. If you do not instruct your broker, bank or other nominee to vote your shares of GTA common stock, your shares of GTA common stock will not be voted at the special meeting.

Q:

What will happen if I abstain from voting or fail to vote?

A:

Your failure to submit a proxy or vote in person at the special meeting, including broker non-votes, will be the same as a vote AGAINST approving the proposals whose approval requires the affirmative vote of a majority or more of the votes entitled to be cast at the special meeting with respect to these proposals — Proposal 2 (corporate charter amendment related to corporate name change) and Proposal 3 (corporate charter amendment related to reverse stock split).

Your failure to submit a proxy or failure to vote in person at the special meeting, including broker non-votes, will not have any effect on the approval of proposals whose approval requires the affirmative vote of a majority of the votes cast at the special meeting — Proposal 1 (authorization of issuance of shares to stockholders of Pernix in the merger) or Proposal 4 (authorization of 2009 Plan).

Your abstention, whether in person or by proxy, will be the same as a vote AGAINST approving the proposals whose approval requires the affirmative vote of a majority or more of the votes entitled to be cast — Proposal 2 (corporate charter amendment related to corporate name change) and Proposal 3 (corporate charter amendment related to reverse stock split).  Your abstention, whether in person or by proxy, will not have any effect with respect to the proposals that require the affirmative vote of a majority of the votes cast — Proposal 1 (authorization of issuance of shares to stockholders of Pernix in the merger) and Proposal 4 (authorization of 2009 Plan), because an abstention is considered to be present at the meeting, but is not considered a vote cast at the meeting.

Your failure to submit a proxy or failure to be represented in person at the special meeting, including broker non-votes, or your abstention, whether in person or by proxy, will not have any effect on a vote to adjourn or postpone the meeting, if a quorum is present at the meeting, because a majority of the votes cast is required to approve such a motion if a quorum is present.  If a quorum is not present, your failure to submit a proxy or failure to vote in person would also have no effect on a vote to adjourn or postpone the meeting, because your shares would not be present at the meeting and under GTA's bylaws such a motion requires the affirmative vote of a majority of the shares present at the meeting, if a quorum is not present.  Since a broker non-vote or an abstention is present at the meeting, but is not voting, a broker non-vote or an abstention would be the same as voting AGAINST a motion to adjourn or postpone the meeting, if a quorum is not present.

Q:

What should I do if I receive more than one set of voting materials for the special meeting?

A:

You may receive more than one set of voting materials for the special meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction form that you receive.

Q:

What happens if I sell my shares of GTA common stock before the special meeting?

A:

The record date of the special meeting is earlier than the date of the special meeting. If you transfer your shares of GTA common stock after the record date, but before the special meeting, you will retain your right to vote at the special meeting.

Q:

May I change my vote after I have delivered my proxy or voting instruction card?

A:

Yes.  You may change your vote at any time before your proxy is voted at the special meeting. You may do this in one of three ways:

•

by sending a notice of revocation to GTA's corporate secretary;

•

by sending a completed proxy card bearing a later date than your original proxy card; or

•

by attending the special meeting and voting in person (your attendance alone will not revoke any proxy).

If you choose either of the first two methods, you must take the described action so that the notice of revocation or completed proxy card (as applicable) is received by GTA no later than the beginning of the special meeting.

If your shares are held in an account at a broker or other nominee, you should contact your broker or other nominee to change your vote.

Q:

Do I need to exchange my stock certificates in connection with the merger?

A:

No.  You will not be required to exchange your certificates representing shares of GTA common stock in connection with the merger.  You will not receive any cash or securities in the merger, but instead you will continue to hold your existing shares of GTA common stock.  You may, however, at your option exchange your stock certificates for stock certificates that reflect the changed number of shares resulting from the reverse stock split after that reverse stock split is effected as described in Proposal 3.

Q:

Whom should I contact if I have any questions about the proxy materials or voting?

A:

If you have any questions about the merger or any of the merger related proposals, or if you need assistance in submitting your proxy or voting your shares, or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact GTA's Corporate Secretary by calling (843) 723-4653 extension 501, or by writing to Golf Trust of America, Inc., 10 North Adger’s Wharf, Charleston, South Carolina 29401, Attention: Investor Relations.

If your shares are held in a stock brokerage account or by a bank or other nominee, you should call your broker or other nominee for additional information.

SUMMARY

The following is a summary that highlights information contained in this proxy statement. This summary does not contain all of the information that may be important to you. For a more complete description of the merger agreement and the merger contemplated by the merger agreement, we encourage you to read carefully this entire proxy statement, including the attached annexes. In addition, we  encourage you to read the important business and financial information about GTA that has been filed with the Securities and Exchange Commission, which is referred to as the SEC in this proxy statement. You may obtain the information without charge by following the instructions in the section titled “Where You Can Find More Information” beginning on page 148 of this proxy statement.

The Parties

(see page 25)

Golf Trust of America, Inc. and GTA Acquisition, LLC
10 North Adger’s Wharf
Charleston, South Carolina  29401
(843) 723-4653

GTA is a party to the merger agreement, but is not a constituent company in the merger. GTA Acquisition, LLC, a Louisiana limited liability company, which is wholly owned by GTA and has no assets or operations, was formed by GTA to effectuate the merger with Pernix and is both a party to the merger agreement and a constituent company in the merger.

Between 1997 and 1999, GTA acquired interests in 47 golf courses and related facilities.  Since February 2001, we have sold all of these properties.  Our current operations consist of the management of approximately $7 million of cash and cash equivalents as of September 30, 2009, which we received upon sale of the golf course interests, and the ownership of approximately 118 acres of undeveloped timber land.

The common stock of GTA is traded on the NYSE Amex under the symbol “GTA.”

As of September 30, 2009, GTA had total consolidated assets of approximately $8,364,000 and total consolidated stockholders’ equity of approximately $8,246,000.  GTA had no material revenue for the nine months ended September 30, 2009.

Pernix Therapeutics, Inc.
P. O. Box 40
Gonzales, Louisiana  70707
(832) 934-1825

Pernix is a privately held, specialty pharmaceutical company focused on developing and commercializing branded pharmaceutical products to meet unmet medical needs primarily in pediatrics.

As of September 30, 2009, Pernix had total consolidated assets of approximately $12,888,000 and consolidated stockholders’ equity of $6,233,000.  Net sales for the nine months ended September 30, 2009 was approximately $19,437,000.

The Merger

(see page 25)

GTA and Pernix have entered into a merger agreement that is described in this proxy statement whereby Pernix will merge with and into GTA Acquisition, LLC, a newly-formed Louisiana limited liability company and wholly owned subsidiary of GTA (which is referred to as subsidiary, Merger Sub or the surviving entity in this proxy statement), with Merger Sub continuing as the surviving entity in the merger.  The following events will occur in connection with the merger:

•

GTA's name will be changed to Pernix Theurapeutics Holdings, Inc.;

•

GTA's corporate headquarters will be relocated to Pernix's offices in the Houston, Texas metropolitan area;

•

All of Pernix's assets and liabilities will be transferred to Merger Sub as a result of the merger; and

•

Pernix stockholders will receive GTA common stock in exchange for their Pernix stock so that immediately following the merger the former Pernix stockholders will own approximately 84% of GTA's outstanding common stock and pre-merger GTA stockholders will own approximately 16% of GTA's outstanding common stock, on a fully diluted basis.

We have attached the merger agreement as Annex A to this proxy statement.  We encourage you to read carefully the merger agreement in its entirety, because it is the legal document that governs the merger.

 Merger Consideration

(see page 36)

•

At the effective time of the merger, GTA will issue 209,000 shares of GTA common stock to the holders of Pernix common stock for each of the 200 outstanding shares of Pernix common stock for an aggregate of 41,800,000 shares of GTA common stock on the terms and conditions stated in the merger agreement.  This number will be adjusted to 20,900,000 shares as a result of the planned reverse stock split described in Proposal 3.

•

GTA will not issue fractional shares of GTA common stock in the merger or the reverse stock split.  Neither Pernix stockholders nor GTA stockholders will receive cash for any fractional share of GTA common stock that they would otherwise be entitled to receive in the merger or reverse stock split.  Instead of fractional shares or cash, each stockholder of GTA or Pernix who would otherwise be entitled to receive a fractional share, will receive a rounded number of GTA shares equal to the next highest whole number of shares.

Effect on Stock Ownership

(see page 25)

Upon completion of the merger, current GTA stockholders will own approximately 16% of the combined company’s outstanding common stock, on a fully diluted basis, and the holders of Pernix common stock will own approximately 84% of the combined company’s outstanding common stock, on a fully diluted basis.  Upon completion of the merger, Cooper Collins and James Smith, the largest stockholders of record of Pernix, will beneficially own approximately 38% and 21%, respectively, of the outstanding shares of the combined company's common stock.

Assuming adoption of all four merger related proposals to be voted on at the special meeting, the fully diluted capital stock of the combined company as of the date of this proxy statement and as adjusted to reflect the transactions authorized by the four merger related proposals and the proposed one for two reverse stock split will be as follows:

	Pre-Merger Pre-Reverse Split Shares	Pre-Merger Pre-Reverse Split Percentage	Post-Merger Post-Reverse Split Shares (1)		Post-Merger Post-Reverse Split Percentage

GTA Pre-Merger Stockholders	7,317,163	91%	3,658,582		14.7%
Pernix Pre-Merger Stockholders	-0-	-0-	20,900,000		83.8%
GTA Pre-Merger Outstanding Options	740,000	9%	370,000	(2)	1.5%
Total GTA Fully Diluted Shares	8,057,163	100%	24,928,582		100%
Additional GTA Shares Reserved Under Compensation Plans(2)	-0-		3,683,787	(3)

———————

(1)

Approximate numbers of shares due to rounding for merger and reverse split.  Assumes one for two reverse stock split.

(2)

All outstanding options of officers and directors of GTA will become fully vested on an accelerated basis upon closing of the merger.

(3)

Reserved shares under the 2009 Plan were originally 7,367,574 before the reverse stock split.

Treatment of Stock Options

(see page 26)

Pernix has no outstanding options, warrants or other rights to acquire Pernix capital stock.  At January 29, 2010, there were outstanding options to acquire 740,000 shares of GTA common stock.  The merger will not affect the number of outstanding options to acquire GTA common stock, but all outstanding options will become fully vested on an accelerated basis upon the closing of the merger.  Upon occurrence of the one for two reverse stock split discussed in Proposal 3, the number of shares issuable on exercise of outstanding options will be adjusted to proportionately decrease the number of option shares and the exercise price per share will be proportionately increased.

Directors and Executive Officers Following the Merger

(see page 45)

The combined company will be governed by a board of directors comprised of five directors, of which two will be current GTA directors, and the remaining three will be selected by Pernix.  The officers and directors of the combined company after the merger, together with their current positions with either GTA or Pernix, as the case may be, are set forth in the table below:

COMBINED COMPANY POSITION POST MERGER	NAME	GTA OR PERNIX POSITION PRE-MERGER
Director	Anthem Blanchard	N/A
Director	Jan Loeb	GTA Director
Director	James Smith	Pernix Chairman of the Board
Chairman of the Board	Michael C. Pearce	GTA President, Chief Executive Officer and Chairman of the Board
President, Chief Executive Officer and Director	Cooper Collins	Pernix President, Chief Executive Officer and Director
Executive Vice President of Operations	Michael Venters	Pernix Executive Vice President of Operations
Chief Financial Officer	Tracy S. Clifford	GTA Chief Financial Officer

Risk Factors

(see pages 14, 59, 113)

In evaluating the merger agreement, the merger and the four merger related proposals, you should carefully read this proxy statement, including the factors discussed in the subsections titled “Merger Risk Factors” beginning on page 14 of this proxy statement, “Information about GTA — Risks Related to GTA” beginning on page 59 of this proxy statement and “Information about Pernix — Risks Related to Pernix” beginning on page 113 of this proxy statement.

Recommendation of GTA's Board of Directors

(see page 28)

GTA's board of directors unanimously recommends that GTA stockholders vote “FOR” the four merger related proposals -- Proposal 1 (issuance of shares to Pernix stockholders in the merger), Proposal 2 (corporate charter amendment related to corporate name change), Proposal 3 (corporate charter amendment related to reverse stock split) and  Proposal 4 (approval of 2009 Plan) and “FOR” adjourning or postponing the special meeting, if necessary to solicit additional proxies if there are insufficient votes to adopt the four merger related proposals at the time of the special meeting. GTA's board of directors has determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are advisable, fair to and in the best interests of GTA and its stockholders. Accordingly, GTA's board of directors has approved the merger agreement and the transactions contemplated by the merger agreement, including the merger.

Stock Ownership of GTA Directors and Executive Officers; Voting and Lock Up Provisions

(see pages 23, 46)

As of January 29, 2010, the directors and executive officers of GTA beneficially owned 3,377,771 shares of GTA common stock (including options which have vested or will vest within 60 days), which represent approximately 44% of GTA's common stock outstanding on that date (including vested options), and were entitled to vote or direct the voting of 2,982,765 shares (excluding options), which represent approximately 41% of GTA's outstanding common stock entitled to vote at the special meeting.  Concurrently with the execution and delivery of the merger agreement, GTA and Pernix entered into agreements with GTA's officers and directors and Pernix's stockholders.  The provisions of these agreements are not uniform.  These agreements, however, include all or some of the following provisions:

•

requirements to vote FOR the merger proposals described in this proxy statement;

•

requirements about not soliciting or voting for alternative transactions;

•

restrictions on resale of GTA or Pernix shares before the merger; and

•

restrictions on resale of GTA shares for varying time periods after the merger.

For additional information about the provisions of specific agreements, see the section of this proxy statement titled "The Merger - Agreements with Pernix Stockholders and GTA Officers and Directors" on page 46 of this proxy statement.  The forms of agreements governing such provisions are also attached to this proxy statement as Annexes E, F, G and H.

Interests of Executive Officers and Directors of GTA in the Merger

(see page 45)

In considering the recommendation of the GTA board of directors with respect to the merger related proposals, GTA stockholders should be aware that certain executive officers and directors of GTA have interests in the merger that may be different from, or in addition to, the interests of GTA stockholders generally. GTA's board of directors was aware of such interests and considered them, among other matters, in approving the merger agreement and the transactions contemplated by the merger agreement.  These interests include:

•

Mr. Pearce and Mr. Loeb will be members of the board of directors of GTA following the merger, with Mr. Pearce serving as Chairman of the board of directors and Mr. Loeb serving on each of the audit, compensation and nominating committees of the board of directors.

•

The merger will cause the accelerated vesting of all options held by the officers and directors of GTA.   See "Executive Compensation - Outstanding Equity Awards at Fiscal Year-End" and "Director Compensation" on page 69 for information about the options of officers and directors.

•

As a result of the merger, Mr. Pearce will have the option to terminate his employment agreement and receive six months severance pay.  Mr. Pearce has indicated he intends to terminate his employment and elect to receive severance.  See "Executive Compensation - Michael C. Pearce" on page 68 for a description of Mr. Pearce's employment terms.

Opinion of GTA’s Financial Advisor

(see page 30)

GTA engaged the firm of Ladenburg Thalmann & Co., Inc. (“Ladenburg”) to review the proposed merger and provide a fairness opinion.  Ladenburg has given its opinion to the GTA board of directors that, as of October 5, 2009, the exchange ratio provided for in the merger agreement was fair from a financial point of view to GTA.  A copy of the fairness opinion, setting forth the information reviewed, assumptions made, and matters considered by Ladenburg, is attached to this proxy statement as Annex D.  We encourage you to read carefully the entire opinion of Ladenburg.  The opinion of Ladenburg has not been updated prior to the date of this proxy statement and does not reflect any change in circumstances after October 5, 2009.

Ladenburg’s opinion as to the fairness, from a financial point of view, of the exchange ratio to GTA was provided to the GTA board of directors in connection with its evaluation of the exchange ratio from a financial point of view, does not address any other aspect of the merger and does not constitute a recommendation to any stockholder as to how to vote or act with respect to any of the proposals described in this proxy statement.

Material U. S. Federal Income Tax Consequences to Holders of GTA Common Stock

(see page 43)

The merger will not result in the recognition of gain or loss for U. S. federal income tax purposes by holders of GTA common stock.

Effect on Net Operating Losses

(see page 44)

GTA currently has approximately $85 million of net operating losses (NOLs).  NOLs can be used under some circumstances to reduce future federal income taxes and are a valuable asset of GTA under some circumstances.  The merger with Pernix, however, is expected to result in substantial limitations on the ability of the combined company to utilize such NOLs.  See the sections of this proxy statement entitled "Merger Risk Factors" on page 14 of this proxy statement and "The Merger - Effect on Net Operating Losses" on page 44 of this proxy statement.

The Merger Will Be Accounted for Under the Acquisition Method of Accounting

(see page 43)

The merger will be accounted for under the acquisition method of accounting under generally accepted accounting principles. For accounting purposes, Pernix is treated as the acquirer.

Dissenters’ and Appraisal Rights

(see page 37)

The stockholders of GTA are not entitled to dissenters’ or appraisal rights in connection with the merger.

Regulatory Approvals

(see page 42)

We cannot complete the merger unless the NYSE Amex approves the initial listing application of the combined company pursuant to NYSE Amex Company Guide 341.

We have not yet received NYSE Amex listing approval.  While we do not know of any reason why we would not be able to obtain approval in a timely manner, we cannot be certain when or if we will receive approval.

Timing of the Merger

(see page 36)

Provided all other conditions to closing in the merger agreement are satisfied, we expect to complete the merger promptly after stockholder approval is received at the special meeting of GTA stockholders.  We currently expect to complete the merger during the first quarter of 2010.  However, it is possible that factors outside of either party’s control could require us to complete the merger at a later time or not to complete it at all.

Expenses and Termination Fees

(see page 42)

In general, whether or not the merger is consummated, GTA and Pernix will each pay its respective expenses incident to preparing, entering into and carrying out the merger agreement, and preparing and filing this proxy statement.  We estimate GTA has or will incur approximately $425,000 of fees and expenses in connection with the merger, including financial advisory fees in connection with the fairness opinion, legal fees and expenses, accountants’ fees and expenses, SEC filing fees, and printing and mailing expenses, whether or not this transaction is consummated. For a description of the fees for services provided by VelocityHealth, see the section titled “The Merger-Financial Advisor Fee” on page 47 of this proxy statement. GTA must pay Pernix a $250,000 termination fee, if Pernix terminates the merger agreement because GTA's stockholders do not approve Proposals 1, 2, 3 and 4 at the special meeting.  GTA’s termination fee is increased to $500,000 under specified circumstances, including if its board withdraws its recommendation of the proposals in this proxy statement or, if after GTA receives an acquisition proposal, the merger agreement is terminated for specified reasons, including GTA stockholders failing to approve the proposals in this proxy statement.

Conditions to Completion of the Merger

(see page 38)

The obligations of each party to complete the merger are subject to the fulfillment or waiver of certain conditions, including the following:

•

approval by the shareholders of GTA of Proposal 1 (issuance of 41,800,000 shares of GTA common stock to Pernix stockholders in the merger), Proposal 2 (amendment to GTA’s Articles of Incorporation related to corporate name change), Proposal 3 (amendment to GTA’s Articles of Incorporation related to the reverse stock split) and Proposal 4 (approval of the 2009 Plan);

•

the absence of any order, decree or injunction of a court or regulatory agency that enjoins or prohibits the completion of the merger;

•

the absence of any overtly threatened or pending action challenging the merger;

•

accuracy of the other party’s representations and warranties in the merger agreement;

•

the other party’s compliance with its obligations under the merger agreement;

•

the receipt by Pernix from its legal advisor of a written legal opinion relating to the U. S. federal income tax treatment of the merger;

•

receipt by each party of all requisite third party consents; and

•

absence of the occurrence of a material adverse effect.

In addition, Pernix’s obligations to complete the merger are subject to the following:

•

GTA’s continued listing with NYSE Amex and approval by NYSE Amex of the initial listing application of the combined company pursuant to NYSE Amex Company Guide Section 341; and

•

as of the closing date, GTA’s net assets are not less than $7.5 million, GTA’s net working capital is not less than $6.6 million, and GTA’s cash and cash equivalents are not less than $6.5 million.

Termination of the Merger Agreement

(see page 42)

The merger agreement may be terminated by mutual consent of the parties, or by either party, if:

•

the merger has not been completed by March 31, 2010, unless the failure to complete the merger by that date is caused by a breach of the merger agreement by the terminating party

•

a governmental agency or authority permanently restrains or enjoins the merger;

•

the requisite vote of GTA stockholders approving each of the proposals in this proxy statement is not obtained, unless the terminating party is in breach of the merger agreement or other agreements associated with the merger;

•

GTA’s board of directors modifies or withdraws its recommendation that GTA’s stockholders vote in favor of the proposals described in this proxy statement; or

•

the other party breaches any representation or warranty contained in the merger agreement, which breach is not cured within 30 days after giving of written notice to the breaching party of such breach.

Pernix may also terminate the merger agreement if:

•

GTA receives a tender offer or exchange offer for its outstanding shares and the GTA board of directors recommends that GTA’s stockholders accept the offer or fails to recommend against such acceptance within ten (10) days after the offer is made;

•

GTA violates the non-solicitation provisions of the merger agreement;

•

GTA fails to hold the special meeting and submit the proposals related to the merger to the stockholders of GTA by March 24, 2010;

•

as of the closing date, GTA’s net assets are less than $7.5 million, GTA’s net working capital is less than $6.6 million or GTA’s cash and cash equivalents are less than $6.5 million, or, if prior to the closing date, it becomes evident to Pernix that GTA will be unable to satisfy any of these conditions at closing; or

•

the NYSE Amex delists GTA’s common stock prior to the closing or refuses to approve the initial listing application for the combined company’s common stock filed in accordance with NYSE Amex Company Guide 341.

In the event of termination, the merger agreement will become null and void, except that certain provisions relating to fees and expenses and confidentiality of information exchanged between the parties will survive, and termination will not relieve any party from liability for any deliberate breach of the merger agreement.

GTA Market Prices and Share Information

GTA common stock is listed on the NYSE Amex under the symbol “GTA.”  Pernix common stock is not traded on any public stock exchange or market.  The following table sets forth the closing sale price per share of GTA common stock as reported on the NYSE Amex on October 5, 2009, the last trading day before we signed the merger agreement, and on February 3, 2010, the last trading day before the date of this proxy statement.

GTA Common Stock
October 5, 2009	$ 1.70
February 3, 2010	$

GTA cannot assure you that its stock price will continue to trade at or above the prices shown above.  You should obtain current stock price quotations for GTA common stock.

Proposal 1 - Proposal to Approve the Issuance of 41,800,000 Shares in the Merger.

(see page 49)

We seek approval of our stockholders to issue 41,800,000 shares of GTA common stock to stockholders of Pernix in the merger of Pernix with and into a newly-formed, wholly-owned subsidiary of GTA upon the terms and conditions set forth in the Agreement and Plan of Merger dated October 6, 2009, as more fully described in this proxy statement. Proposal 1 will be approved if a quorum is present at the special meeting and Proposal 1 receives the affirmative vote of a majority of the votes cast at the special meeting. For the reasons stated under the section titled "The Merger" in this proxy statement (see page 25), GTA's board of directors unanimously recommends a vote FOR the approval of Proposal No. 1.

Proposal 2 - Corporate Charter Amendment Related to Corporate Name Change.

(see page 49)

GTA's board of directors has submitted Proposal 2, a proposed amendment to Article I of GTA's Articles of Incorporation to change the combined company's name to Pernix Therapeutics Holdings, Inc.  To be approved, Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding GTA shares entitled to vote at the special meeting.  GTA's board of directors unanimously recommends a vote FOR the approval of Proposal 2.

Proposal 3 - Corporate Charter Amendment Regarding Reverse Stock Split.

(see page 49)

GTA's board of directors has submitted Proposal 3, a proposed amendment to Article IV of GTA's Article of Incorporation to authorize the board of directors to effect reverse stock splits without stockholder approval to the full extent permitted by law.  To be approved, Proposal 3 requires the affirmative vote of the holders of at least two thirds (66-2/3%) of the outstanding GTA shares entitled to vote at the special meeting.  GTA's board of directors unanimously recommends a vote FOR the approval of Proposal 3.

Proposal 4 - 2009 Plan

(see page 52)

GTA's board of directors has submitted the 2009 Plan for approval by GTA's shareholders at the special meeting.  The 2009 Plan provides for stock-based incentives in the form of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights and other stock-based awards.  A total of 7,367,574 shares of common stock will be authorized for issuance under the 2009 Plan (which will be adjusted to

3,683,787 shares pursuant to the reverse stock split described in connection with Proposal 3), although incentives may not be granted to any one person covering more than 2,200,000 shares (which will be adjusted to 1,100,000 shares pursuant to the reverse stock split described in connection with Proposal 3) in a single year.  Any unvested incentives would become vested upon a change in control of the combined company.  A copy of the 2009 Stock Incentive Plan is attached as Annex C to this proxy statement.  In order to be approved, Proposal 4 requires the affirmative vote of the holders of at least a majority of votes cast at the special meeting.  GTA's board of directors unanimously recommends a vote FOR the approval of the 2009 Plan.

Proposal 5 - Proposal to Adjourn or Postpone Special Meeting

(see page 58)

If we lack sufficient number of votes to approve Proposals 1, 2, 3 and 4, we may submit to stockholders a motion to adjourn or postpone the special meeting. If a quorum is present at the meeting, a majority of the votes cast is required to approve such a motion.  If a quorum is not present, under GTA's bylaws such a motion requires the affirmative vote of a majority of the shares present at the meeting. For the reasons stated under the section titled "The Merger" in this proxy statement (see page 25), GTA's board of directors unanimously recommends a vote FOR the approval of Proposal No. 5, if such a motion is made as described above.

MERGER RISK FACTORS

In addition to other information contained in this proxy statement, you should consider carefully the following risk factors in deciding how to vote on the proposals described herein.  GTA and Pernix contemplate that following the merger the business of the combined company will be the respective businesses conducted by GTA and Pernix immediately before the merger.  As a result, you should read and consider carefully the risk factor sections of the proxy statement entitled “Information About GTA — Risks Relating to GTA” beginning on page 59 and “Information About Pernix - Risks Relating to Pernix” beginning on page 113 together with the following risk factors.

Risks Related to the Merger

If the proposed merger with Pernix is not consummated, GTA’s business could suffer materially and GTA’s stock price could decline.

The consummation of the proposed merger with Pernix is subject to a number of closing conditions, including the approval by GTA’s stockholders, approval of listing the combined company's shares by NYSE Amex, and other customary closing conditions. If the proposed merger is not consummated, GTA may be subject to a number of material risks, and its business and stock price could be adversely affected, as follows:

•

GTA has incurred and expects to continue to incur significant expenses related to the proposed merger with Pernix even if the merger is not consummated.

•

The merger agreement contains covenants relating to GTA’s solicitation of competing acquisition proposals and the conduct of GTA’s business between the date of signing the merger agreement and the closing of the merger. Accordingly, GTA may be unable to pursue business opportunities that would otherwise be in its best interest.

•

GTA could be obligated to pay Pernix a termination fee of $500,000 or $250,000, depending on the reason for the termination.

•

GTA’s investors in general may view the failure to consummate the merger as a poor reflection on our business or prospects.

•

The market price of GTA’s common stock may decline to the extent the current market price reflects a market assumption that the proposed merger will be completed.

In addition, if the merger agreement is terminated and GTA’s board of directors determines to seek another business combination, it may not be able to find a third party willing to provide equivalent or more attractive consideration than the consideration to be provided by each party in the merger. In such circumstances, GTA’s board of directors may elect to, among other things, divest all or a portion of GTA’s assets, or take the steps necessary to liquidate all of GTA’s assets, and in either case, the consideration that GTA receives may be less attractive than the consideration to be received by GTA pursuant to the merger agreement.

Because the lack of a public market for the Pernix shares makes it difficult to evaluate the fairness of the merger, Pernix’s stockholders may receive consideration in the merger that is greater than or less than the fair market value of the Pernix’s shares.

The outstanding capital stock of Pernix is privately held and is not traded in any public market. The lack of a public market makes it extremely difficult to determine the fair market value of Pernix. Since the percentage of GTA’s equity to be issued to Pernix’s stockholders was determined based on negotiations between the parties, it is possible that the value of GTA common stock to be issued in connection with the merger will be greater than the fair market value of Pernix. Alternatively, it is possible that the value of the shares of GTA common stock to be issued in connection with the merger will be less than the fair market value of Pernix.

Some of GTA’s officers and directors have interests in the merger that may influence them to support or approve the merger.

Officers and directors of GTA participate in arrangements that provide them with interests in the merger that are different from yours, including in some cases, among others, continued service as an officer or director of the combined company, the acceleration of stock option vesting and severance payments. These interests may influence the officers and directors of GTA to support or approve the merger.  For a more detailed discussion, see “The Merger — Interests of Certain Persons in the Transaction” on page 45 of this proxy statement.

The merger may be completed even though material adverse changes may result from the announcement of the merger, industry-wide changes and other causes.

In general, either party can refuse to complete the merger, if there is a material adverse change affecting the other party between October 6, 2009, the date of the merger agreement, and the closing. However, some types of changes do not permit either party to refuse to complete the merger, even if such changes would have a material adverse effect on GTA or Pernix, to the extent they resulted from the following and do not have a materially disproportionate effect on GTA or Pernix, as the case may be:

•

changes in prevailing economic or market conditions in the United States or any other jurisdiction in which a party has substantial business operations;

•

changes or events affecting the industries in which the parties operate generally;

•

changes in generally accepted accounting principles or requirements applicable to a party;

•

changes in laws, rules or regulations of general applicability or interpretations thereof;

•

changes caused by the execution, delivery and performance of the merger agreement and the transactions contemplated thereby; or

•

changes caused by any outbreak of major hostilities in which the United States is involved or any act of terrorism within the United States or directed against facilities or citizens of the United States.

If adverse changes occur, but GTA and Pernix must still complete the merger, the combined company’s stock price may suffer.

Until consummation of the merger, GTA and Pernix may not be able to enter into a business combination with another party because of restrictions in the merger agreement.

Covenants in the merger agreement impede the ability of GTA or Pernix to make acquisitions or complete other transactions that are not in the ordinary course of business pending completion of the merger. As a result, if the merger is not completed, the parties may be at a disadvantage to their competitors. While the merger agreement is in effect and subject to limited exceptions with respect to GTA, each party is prohibited from soliciting, initiating, encouraging or taking actions designed to facilitate any inquiries or the making of any proposal or offer that could lead to the entering into certain extraordinary transactions with any third party, such as a sale of assets, an acquisition of GTA’s common stock, a tender offer for GTA’s common stock, a merger or other business combination outside the ordinary course of business. Any such transactions could be favorable to such party’s stockholders.

Our ability to utilize NOLs to offset future taxable income will be reduced significantly, or eliminated, as a result of the proposed merger. This reduction may be greater in this merger than for other possible combinations.

We currently have approximately $85 million in federal income tax net operating losses (NOLs).  How much a combination like a merger reduces the ability to utilize NOLs to offset future taxes varies depending on the businesses, assets and share ownership of the of the combining companies and transaction terms.  We believe the reduction in our ability to utilize NOLs to reduce future taxable income will be greater in connection with this proposed merger than would be the case with some possible alternative combinations.  The factors that will affect the reduction in our ability to utilize our NOLs to reduce future taxes are (i) whether a 50% or greater change in ownership by current 5% stockholders occurs, (ii) whether the percentage of total assets consisting of assets not used in the business exceeds 33-1/3% and (iii) whether the combined company continues to operate GTA's historical business for at least two years.  The reasons we believe these factors will result in substantial reduction of the combined company's ability to utilize GTA's NOLs, and the probable amounts of such reductions, are described in the section of this proxy statement entitled "The Merger - Effect on Net Operating Losses" on page 44.

Risks Related to the Combined Company

GTA and Pernix may not realize the benefits they expect from the merger.

GTA and Pernix businesses are different in material ways. GTA’s business was formed to capitalize upon consolidation opportunities in the ownership of upscale golf courses throughout the United States. On the other hand, Pernix’s business focuses on the pursuit of opportunities with respect to marketing and promoting pharmaceutical products, particularly in the pediatric care area. If the merger is consummated, Pernix plans to close or reduce in size the GTA office in Charleston, SC and transfer its assets and business to Pernix’s offices in Magnolia, TX. The integration of the GTA and Pernix businesses will have some risk and may disrupt the combined company’s business. The combined company will need to overcome significant challenges and will face many risks in order to realize any benefits from the merger. These challenges and risks include:

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the potential disruption of Pernix’s ongoing business and distraction of its management;

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the potential strain on the combined company’s financial and managerial controls and reporting systems and procedures;

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unanticipated expenses and potential delays related to integration of the operations, technology and other resources of the two companies;

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the impairment of relationships with employees, suppliers and customers as a result of any integration of new management personnel;

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greater than anticipated costs and expenses related to integration; and

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potential unknown or currently unquantifiable liabilities associated with the merger and the combined operations.

The combined company may not succeed in addressing these risks or any other problems encountered in connection with the merger. The inability to successfully integrate the operations, technology and personnel of GTA and Pernix, or any significant delay in achieving integration, could have a material adverse effect on the combined company after the merger and, as a result, on the market price of the combined company’s common stock.

If any of the events described in “Information about Pernix — Risks Related to Pernix” occur, those events could cause the potential benefits of the merger not to be realized.

Following the effective time of the merger, current Pernix officers and directors will direct the business and operations of the combined company. Additionally, Pernix’s business is expected to constitute substantially all of the business of the combined company following the merger. As a result, the risks described in the section entitled “Information about Pernix — Risks Related to Pernix” beginning on page 113 of this proxy statement are among the most significant risks to the combined company if the merger is completed. To the extent any of the events in the section entitled “Information about Pernix — Risks Related to Pernix” occur, those events could cause the potential benefits of the merger not to be realized and the market price of the combined company’s common stock to decline.

GTA’s and Pernix’s stockholders may not realize a benefit from the merger commensurate with the ownership dilution they will experience in connection with the merger.

If the combined company is unable to realize the strategic and financial benefits currently anticipated from the merger, GTA’s and Pernix’s stockholders will have experienced substantial dilution of their ownership interest without receiving any commensurate benefit.

The combined company’s stock price may be volatile, and the market price of its common stock may drop following the merger.

The market price of the combined company’s common stock could be subject to significant fluctuations following the merger. Some of the factors that may cause the market price of the combined company’s common stock to fluctuate include, but are not limited to:

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period-to-period fluctuations in the combined company’s financial results;

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issues in manufacturing the combined company’s products;

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unanticipated potential product liability claims;

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new or increased competition from generics;

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the introduction of technological innovations or new commercial products by competitors of the combined company;

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changes in the availability of reimbursement to the patient from third-party payers for our products;

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the entry into, or termination of, key agreements, including key strategic alliance agreements;

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the initiation of litigation to enforce or defend any of the combined company’s intellectual property rights;

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the loss of key employees;

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the results of pre-clinical testing, IND application, and potential clinical trials of some of Pernix’s product candidates;

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regulatory changes;

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the results and timing of regulatory reviews relating to the approval of the combined company’s product candidates;

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the results of clinical trials conducted by others on products that would compete with the combined company’s products and product candidates;

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failure of any of the combined company’s products or product candidates to achieve commercial success;

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general and industry-specific economic conditions that may affect the combined company’s research and development expenditures;

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future sales of the combined company’s common stock; and

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changes in the structure of health care payment systems resulting from proposed healthcare legislation or otherwise.

Moreover, stock markets in general have experienced substantial volatility that has often been unrelated to the operating performance of individual companies. These broad market fluctuations may also adversely affect the trading price of the combined company’s common stock.

 Our management will be required to devote substantial time to comply with public company regulations.

As a public company, we will incur significant legal, accounting and other expenses. In addition, the Sarbanes-Oxley Act, as well as rules subsequently implemented by the SEC and NYSE Amex, imposes various requirements on public companies, including with respect to corporate governance practices. Pernix’s management and other personnel do not have experience complying with the requirements applicable to public companies and will need to devote a substantial amount of time to these requirements. Moreover, these rules and regulations will increase our legal and financial compliance costs and will make some activities more time-consuming and costly.

In addition, the Sarbanes-Oxley Act requires, among other things, that our management maintain adequate disclosure controls and procedures and internal control over financial reporting. In particular, we must perform system and process evaluation and testing of our internal control over financial reporting to allow management and, as applicable, our independent registered public accounting firm to report on the effectiveness of our internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act. Our compliance with Section 404 will require us to incur substantial accounting and related expenses and expend significant management efforts. We may need to hire additional accounting and financial staff to satisfy the ongoing requirements of Section 404. Because the nature of the combined company's business will be significantly different and more complex than the business conducted by GTA, we expect compliance costs for the combined company will be greater than for GTA.  Moreover, if we are not able to comply with the requirements of Section 404, or if we or our independent registered public accounting firm identifies deficiencies in our internal control over financial reporting that are deemed to be material weaknesses, our financial reporting could be unreliable and misinformation could be disseminated to the public.

Any failure to develop or maintain effective internal control over financial reporting or difficulties encountered in implementing or improving our internal control over financial reporting could harm our operating results and prevent us from meeting our reporting obligations. Ineffective internal controls also could cause our stockholders and potential investors to lose confidence in our reported financial information, which would likely have a negative effect on the trading price of our common stock. In addition, investors relying upon this misinformation could make an uninformed investment decision, and we could be subject to sanctions or investigations by the SEC, NYSE Amex or other regulatory authorities, or to stockholder class action securities litigation.

If we fail to meet all applicable continued listing requirements of the NYSE Amex and it determines to delist our common stock, the market liquidity and market price of our common stock could decline.

It is a condition to Pernix’s obligation to close the merger that the combined company’s common stock be listed on the NYSE Amex. In order to maintain that listing, we must satisfy minimum financial and other listing requirements. If we fail to meet all applicable listing requirements of NYSE Amex and it determines to delist our common stock, a trading market for our common stock may not be sustained and the market price of our common stock could decline. If a trading market for our common stock is not sustained, it will be difficult for our stockholders to sell shares of our common stock without further depressing the market price of our common stock or at all. A delisting of our common stock also could make it more difficult for us to obtain financing for the continuation of our operations and could result in the loss of confidence by investors, suppliers and employees.

If significant business or product announcements by us or our competitors cause fluctuations in our stock price, an investment in our stock may suffer a decline in value.

The market price of our common stock may be subject to substantial volatility as a result of announcements by us or other companies in our industry, including our collaborators. Announcements that may subject the price of our common stock to substantial volatility include announcements regarding:

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our operating results, including the amount and timing of sales of our products;

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the availability and timely delivery of a sufficient supply of our products;

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our licensing and collaboration agreements and the products or product candidates that are the subject of those agreements;

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the results of discoveries, preclinical studies and clinical trials by us or our competitors;

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the acquisition of technologies, product candidates or products by us or our competitors;

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the development of new technologies, product candidates or products by us or our competitors;

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regulatory actions with respect to our product candidates or products or those of our competitors; and

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significant acquisitions, strategic partnerships, joint ventures or capital commitments by us or our competitors.

Because GTA is acquiring Pernix by means of a reverse merger, the combined company may not be able to attract the attention of major brokerage firms.

Additional risks to our investors may exist because GTA is acquiring Pernix through a “reverse merger.” Security analysts of major brokerage firms currently do not provide coverage for GTA. In addition, because of past abuses and fraud concerns stemming primarily from a lack of public information about new public businesses, there are many people in the securities industry and business in general who view reverse merger transactions with suspicion. Without brokerage firm and analyst coverage, there may be fewer people aware of the combined company and its business, resulting in fewer potential buyers of our securities, less liquidity, and depressed stock prices for our investors.

Because we do not anticipate paying any cash dividends on our capital stock in the foreseeable future, capital appreciation, if any, will be your sole source of gain.

GTA has never declared or paid cash dividends on its capital stock. The combined company currently intends to retain all of its future earnings, if any, to finance the growth and development of its business. In addition, the terms of any future debt agreements may preclude us from paying dividends. As a result, capital appreciation, if any, of our common stock will be your sole source of gain for the foreseeable future.

Insiders will have substantial control over the combined company and could delay or prevent a change in corporate control, including a transaction in which the combined company’s stockholders could sell or exchange their shares for a premium.

Following the merger, the combined company’s directors and executive officers together with their affiliates will beneficially own, in the aggregate, approximately 62% of the combined company’s common stock, on a fully diluted basis.  As a result, the combined company’s directors and executive officers, together with their affiliates, if acting together, will have the ability to affect the outcome of matters submitted to the combined company’s stockholders for approval, including the election and removal of directors and any merger, consolidation or sale of all or substantially all of its assets. In addition, these persons, acting together, will have the ability to control the combined company’s management and affairs. Accordingly, this concentration of ownership may harm the value of the combined company’s common stock by:

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delaying, deferring or preventing a change in control;

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impeding a merger, consolidation, takeover or other business combination; or

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discouraging a potential acquirer from making an acquisition proposal or otherwise attempting to obtain control.

Resales of shares of the combined company’s common stock following the merger could materially adversely affect the market price of our common stock.

GTA will issue 41,800,000 shares of its common stock in the merger to the stockholders of Pernix (prior to adjustment for the reverse stock split), which is approximately 84% of the total shares of GTA’s common stock anticipated to be outstanding, on a fully diluted basis, upon the consummation of the merger.  The issuance of the shares in the merger will eventually increase the number of shares eligible for resale in the public market.

The shares are being issued in the merger pursuant to an exemption from the registration requirements of the 1933 Act and are therefore “restricted securities” as defined in Rule 144 under the 1933 Act.  In addition to being subject to restrictions on transfer imposed under the securities laws, each stockholder of Pernix has entered into a stockholder agreement (which together cover all 41.8 million shares issuable in the merger), which among other things, prohibits the sale or transfer of these shares following the consummation of the merger for specified periods.

Additionally, the executive officers and three independent directors of GTA have each entered into a stockholder agreement prohibiting the sale or transfer of shares issuable pursuant to 620,000 options for as long as one year following the combined company’s filing of its Form 8-K with the SEC announcing the consummation of the merger.  The stockholder agreements entered into by the three independent directors also prohibit the transfer or sale of an additional 2,656,365 shares (representing shares acquired in the open market or in privately negotiated transactions from parties other than GTA or one of its affiliates) for 90 days following the consummation of the merger.  Thereafter, until the nine-month anniversary of the consummation of the merger, transfers or sales by these directors collectively in any one-week calendar period may not exceed 29% of the prior week’s trading volume of the combined company’s common stock as reported on NYSE Amex.  See the section of this proxy statement titled "The Merger — Agreements with Pernix Stockholders and GTA Officers and Directors" on page 46 of this proxy statement for additional information about expiration of the resale restrictions described above.

In addition, if approved by the stockholders of GTA as described in this proxy statement, the  2009 Stock Incentive Plan will permit the combined company to issue up to approximately 7.4 million shares (prior to adjustment for the reverse stock split) pursuant to the Plan.  The combined company intends to register under the 1933 Act the shares issuable under the Plan so that they will generally be available for resale when issued.

The combined company may waive the restrictions on transfer under the stockholder agreements described above, although it currently has no intention to do so.  When the restrictions in the stockholder agreements described above lapse and the shares become available for resale, sales of a substantial number of shares of the combined company’s common stock in the public market, or the perception that these sales could occur, could materially adversely affect the market price of our common stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement.  GTA and Pernix desire to take advantage of these “safe harbor” provisions with regard to the forward-looking statements in this proxy statement and in the documents that are incorporated herein by reference.  These forward-looking statements reflect our current views with respect to future events and financial performance.  Specifically, forward-looking statements may include:

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statements relating to our ability to timely complete the merger and the benefits thereof, including anticipated opportunities to result from the merger;

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projections of revenues, expenses, income, income per share, net interest margins, asset growth, loan production, asset quality, deposit growth and other performance measures;

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statements regarding expansion of operations, including entrance into new markets and development of products; and

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statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements express our best judgment based on currently available information and we believe that the expectations reflected in our forward-looking statements are reasonable.

By their nature, however, forward-looking statements often involve assumptions about the future.  Such assumptions are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  As such, we cannot guarantee you that the expectations reflected in our forward-looking statements actually will be achieved.  Actual results may differ materially from those in the forward-looking statements due to, among other things, the following factors:

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the ability to obtain required NYSE Amex listing approval, and the ability to complete the merger on the expected timeframe, may be more difficult, time-consuming or costly than expected;

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changes in general business, economic and market conditions;

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volatility in the securities markets generally or in the market price of the combined company’s stock specifically; and

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the risks outlined in “Merger Risk Factors,” "Information About GTA — Risks Related to GTA" and “Information About Pernix — Risks Related to Pernix.”

We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date of this proxy statement.  Except as required by law, neither GTA nor Pernix undertakes any obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are also discussed in reports filed with the Securities and Exchange Commission by GTA.  See “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Place and Time

This proxy statement is first being mailed on or about February 8, 2010 to GTA stockholders who held shares of common stock, par value $.01 per share, on the record date for the GTA special meeting of stockholders.  This proxy statement is accompanied by the notice of the special meeting and a form of proxy that is solicited by the board of directors of GTA for use at the special meeting to be held on March 8, 2010, at 10:30 a.m. local time, at The Francis Marion Hotel, 387 King Street, Charleston, South Carolina and at any adjournment or postponement of that meeting.

Purpose of the Special Meeting

The following four proposals will be submitted to GTA's stockholders at the special meeting to facilitate the merger:

Proposal 1:  At the special meeting, the stockholders of GTA will be asked to vote to approve Proposal 1 to approve the issuance of 41,800,000 shares of GTA common stock to Pernix stockholders on the terms and conditions stated in the merger agreement (which number will be adjusted to 20,900,000 shares as a result of the proposed reverse stock split that is planned after approval of the corporate charter amendment described in Proposal 3 below).

Proposal 2:  If GTA's stockholders approve the issuance of shares in the merger, GTA's stockholders will also be asked to vote to amend Article I of GTA's Articles of Incorporation to change its name to Pernix Therapeutics Holdings, Inc.  A copy of the proposed amendment is set forth in full in the section of this proxy statement entitled "Proposal No. 2" on page 49 of this proxy statement. (This Proposal will only be presented for a vote if Proposal 1 is approved by the stockholders).

Proposal 3:  To consider and vote on Proposal 3 to approve an amendment to Article IV of the Articles of Incorporation of GTA to enable our board of directors to effect reverse stock splits without stockholder approval to the full extent permitted by law, which authority the board of directors plans to use to authorize a reverse split of our common stock on the basis of one GTA share for each two GTA shares outstanding immediately prior to the reverse stock split to facilitate continued listing of our stock on NYSE Amex.  The text of the proposed amendment to Article IV is set forth in full in the section of this proxy statement entitled "Proposal No. 3" beginning on page 49 and a copy of Article IV of GTA's Articles of Incorporation, including the proposed amendment is attached as Annex B hereto.  (This Proposal will be presented for a vote whether or not any other Proposal is approved by the stockholders).

Proposal 4:  If the stockholders approve the issuance of shares in the merger, GTA's stockholders will also be asked to vote to approve adoption of GTA’s 2009 Stock Incentive Plan (the "2009 Plan").  The 2009 Plan authorizes issuance of up to 7,367,574 shares (which number will be adjusted to 3,683,787 shares as a result of the reverse stock split described in Proposal 3) of common stock on the terms and conditions set forth in the 2009 Plan. A copy of the 2009 Plan is attached as Annex C hereto.  (This Proposal will only be presented for a vote if Proposal 1 is approved by the stockholders).

The merger agreement provides that approval of all four proposals described in this proxy statement are conditions to Pernix's obligations to effectuate the merger.  For this reason, we characterize all four proposals as merger related proposals, whether or not they are normally intrinsic components of a merger transaction.  The reverse stock split facilitated by Proposal 3 is planned to better enable GTA to comply with NYSE Amex listing rules about the trading prices of the stock of listed companies.  Continued listing for trading on NYSE Amex is a condition to Pernix's obligation to effectuate the merger.  If one or more of the four merger related proposals is not approved by GTA stockholders, Pernix has the right to terminate the merger agreement, in which case GTA would be required to pay Pernix a $250,000 termination fee.

In the event that there are not sufficient votes to constitute a quorum or approve the matters required under the merger agreement at the time of the GTA special meeting, the meeting may be adjourned to a later date or dates in order to permit further solicitation of proxies.  In order to allow proxies that have been received by GTA at the time of the special meeting to be voted for an adjournment, if necessary, GTA is submitting the question of adjournment to its stockholders as a separate matter for their consideration.  If it is necessary to adjourn the special meeting, no notice of such adjourned meeting is required to be given to stockholders, other than an announcement at the special meeting of the place, date and time to which the special meeting is adjourned.

The proxies solicited by this proxy statement will also authorize the proxies to vote to transact such other business as may properly come before the meeting.  We are not currently aware of any other proposals that may come before the meeting.  GTA's bylaws prohibit conducting any business at a special meeting that has not been stated in the notice of the special meeting.

Number of Votes Required

Proposal 1 (issuance of shares to Pernix stockholders in merger) will be approved if a quorum is present at the special meeting and Proposal 1  receives the affirmative vote of a majority of the votes cast with respect to Proposal 1 at the special meeting.

Proposal 2 (corporate charter amendment related to change of corporate name) will be approved if a quorum is present at the special meeting and Proposal 2 receives the affirmative vote of a majority of the votes entitled to be cast at the special meeting.

Proposal 3 (corporate charter amendment related to reverse stock split) will be approved if a quorum is present at the special meeting and Proposal 3  receives the affirmative vote of  at least two thirds (66-2/3%) of the votes entitled to be cast at the special meeting.

Proposal 4 (to approve 2009 Plan) will be approved if a quorum is present at the special meeting and Proposal 4 receives the affirmative vote of a majority of the votes cast with respect to Proposal 4 at the special meeting.

The number of votes required to approve Proposal 5, which would be to adjourn or postpone the special meeting, if there is not a sufficient number of votes at the special meeting in favor of the four merger related proposals, will depend on whether or not a quorum is present at the special meeting. If a quorum is present at the meeting, the special meeting may be adjourned or postponed by the affirmative vote of a majority of the votes cast at the meeting.  If a quorum is not present at the meeting, GTA's bylaws provide that the special meeting may be adjourned or postponed by the affirmative vote of a majority of the shares present at the meeting and entitled to vote.

Recommendation of GTA's Board of Directors

GTA's board of directors unanimously recommends that stockholders vote FOR each of the proposals described in this proxy statement after due consideration of many factors described elsewhere in this proxy statement, because the board of directors has concluded that the combination with Pernix will allow GTA to combine its expertise in matters of public company regulatory compliance, investor relations, capital markets and its cash resources with a business with a diversified range of complementary products in a large and expanding market.  GTA's board of directors has determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are advisable, fair to and in the best interests of GTA and its stockholders. Accordingly, GTA's board of directors has approved the merger agreement and the transactions contemplated by the merger agreement, including the merger and the four merger related proposals.

Record Date and Voting Rights

The GTA board of directors has fixed the close of business on January 29, 2010 as the record date for determining the stockholders entitled to notice of and to vote at the special meeting or any postponement or adjournment thereof.  Accordingly, you are only entitled to notice of and to vote at the special meeting, if you were a record holder of GTA common stock at the close of business on the record date.  At that date, 7,317,163 shares of GTA common stock were outstanding.

To have a quorum that permits us to conduct business at the GTA special meeting, we require the presence, whether in person or by proxy, of the holders of GTA’s common stock representing a majority of the shares outstanding on the record date.  You are entitled to one vote for each outstanding share of GTA common stock you held as of the close of business on the record date.

Holders of shares of GTA common stock present in person at the special meeting but not voting, and shares of the common stock for which we have received proxies indicating that their holders have abstained, will be counted as present at the special meeting for purposes of determining whether we have a quorum for transacting business.  Shares held in street name that have been designated by brokers on proxies as not voted will not be counted as votes cast for or against any proposal.  These broker non-votes will, however, be counted for purposes of determining whether a quorum exists.

Effect of not Voting, Including Brokers Non-Votes and Abstentions

Your failure to submit a proxy or vote in person at the special meeting, including broker non-votes, will be the same as a vote AGAINST approving the proposals whose approval requires the affirmative vote of a majority or more of the votes entitled to be cast at the special meeting with respect to these proposals -- Proposal 2 (corporate charter amendment related to corporate name change) and Proposal 3 (corporate charter amendment related to reverse stock split).

Your failure to submit a proxy or failure to vote in person at the special meeting, including broker non-votes, will not have any effect on the approval of proposals whose approval requires the affirmative vote of a majority of the votes cast at the special meeting -- Proposal 1 (authorization of issuance of shares to stockholders of Pernix in the merger) or Proposal 4 (authorization of 2009 Plan).

Your abstention, whether in person or by proxy, will be the same as a vote AGAINST approving the proposals whose approval requires the affirmative vote of a majority or more of the votes entitled to be cast -- Proposal 2 (corporate charter amendment related to corporate name change) and Proposal 3 ( corporate charter amendment related to reverse stock split). Your abstention, whether in person or by proxy, will not have any effect with respect to the proposals that require the affirmative vote of a majority of the votes cast -- Proposal 1 (authorization of issuance of shares to stockholders of Pernix in the merger) and Proposal 4 (authorization of 2009 Plan), because an abstention is considered to be present at the meeting, but is not considered a vote cast at the meeting.

Your failure to submit a proxy or failure to be represented in person at the special meeting, including broker non-votes, or your abstention, whether in person or by proxy, will not have any effect on a vote to adjourn or postpone the meeting, if a quorum is present at the meeting, because a majority of the votes cast is required to approve such a motion if a quorum is present.  If a quorum is not present, your failure to submit a proxy or failure to vote in person would also have no effect on a vote to adjourn or postpone the meeting, because your shares would not be present at the meeting and under GTA's bylaws such a motion requires the affirmative vote of a majority of the shares present at the meeting, if a quorum is not present.  Since a broker non-vote or an abstention is present at the meeting, but is not voting, a broker non-vote or an abstention would be the same as voting AGAINST a motion to adjourn or postpone the meeting, if a quorum is not present.

Stock Ownership of GTA Executive Officers and Directors

As of January 29, 2010 the directors and executive officers of GTA beneficially owned 3,377,771 shares of GTA common stock (including options that have vested or will vest within 60 days), which represent approximately 44% of GTA's common stock outstanding on that date (including options that have vested or will vest within 60 days), and were entitled to vote, or direct the voting of, 2,982,765 shares (excluding options that have vested or will vest within 60 days), which represent approximately 41% of GTA's outstanding common stock entitled to vote at the special meeting.  Provided there are no changes in their ownership between January 29, 2010 and the record date for the special meeting, an aggregate of 2,982,765 shares held by independent directors which are entitled to vote at the special meeting will be cast in favor of the merger proposals pursuant to voting agreements with Pernix.  See "The Merger - Agreements with Pernix Stockholders and GTA Officers and Directors" on page 46 of this proxy statement for a description of these voting provisions and Annexes E, F, G and H to this proxy statement.

Voting of Proxies by Mail

A proxy card is enclosed for your use.  To submit your proxy by mail, please complete and sign the accompanying proxy card and, if you are a stockholder of record, return it as soon as possible in the enclosed postage-paid envelope.  If you hold your shares in street name, please refer to your proxy card or the information provided to you by your bank, broker, custodian or record holder.  When the accompanying proxy card is returned properly executed, the shares of GTA common stock represented by it will be voted at the GTA special meeting in accordance with the instructions contained in the proxy card.

If proxy cards are returned properly executed without indication as to how to vote, the GTA common stock represented by each such proxy will be considered to be voted in favor of all matters for consideration at the GTA special meeting.

If the special meeting is postponed or adjourned, all proxies will be voted at the reconvened special meeting in the same manner as they would have been voted at the originally scheduled special meeting, except for any proxies that have been properly withdrawn or revoked.

Your vote is important.  Accordingly, please sign, date and return the enclosed proxy card whether or not you plan to attend the GTA special meeting in person.

Voting In Person.

If you wish to vote in person at the special meeting, a ballot will be provided at the special meeting.  However, if your shares are held in the name of your bank, broker, custodian or other record holder, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote your shares at the meeting.

Revocation of Proxies

You have the power to revoke your proxy at any time before your proxy is voted at the special meeting.  If you grant a proxy in respect of your GTA shares and then attend the special meeting in person, your attendance at the special meeting or at any adjournment or postponement will not automatically revoke your proxy.  Your proxy can be revoked in one of three ways:

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you can send a signed notice of revocation;

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you can grant a new, valid proxy bearing a later date; or

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you can attend the special meeting (or, if the special meeting is adjourned or postponed, attend the adjourned or postponed meeting) and vote in person, which will automatically cancel any proxy previously given (but your attendance alone will not revoke any proxy previously given).

If you choose either of the first two methods, you must submit your notice of revocation or new proxy to GTA Investor Relations Department at Golf Trust of America, Inc., 10 North Adger’s Wharf, Charleston, South Carolina 29401, Attention: Corporate Secretary, no later than the beginning of the GTA special meeting or, if the special meeting is adjourned or postponed, before the adjourned or postponed meeting is actually held.

If your shares are held in the name of a broker or nominee, you may change your vote by submitting new voting instructions to your broker or nominee, but the revocation will be effective only if the broker or other nominee submits the notice of revocation or new proxy to GTA Investor Relations Department at Golf Trust of America, Inc., 10 North Adger’s Wharf, Charleston, South Carolina 29401, Attention: Corporate Secretary, no later than the beginning of the GTA special meeting or, if the special meeting is adjourned or postponed, before the adjourned or postponed meeting is actually held.

If you need assistance in changing or revoking your proxy, please contact GTA Corporate Secretary by calling (843) 723-4653, extension 501 or by writing to Golf Trust of America, Inc., 10 North Adger’s Wharf, Charleston, South Carolina 29401, Attention: Investor Relations.

Solicitation of Proxies

This solicitation is made on behalf of the GTA board of directors, and GTA will pay the costs of soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to stockholders.  Proxies may be solicited, without extra compensation, by GTA’s officers and employees by mail, electronic mail, telephone, fax or personal interviews.  GTA will also reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and obtaining your voting instructions.

Householding

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.  GTA and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker or GTA that it or GTA will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are not participating in householding, but would like to do so, please notify your broker, if your shares are held in a brokerage account, or to GTA, if you hold registered shares.  You can notify GTA by sending a written request to Golf Trust of America, Inc., 10 North Adger’s Wharf, Charleston, South Carolina 29401, Attention: Investor Relations.

THE MERGER

The following is a summary description of the material aspects of the merger agreement (including all exhibits, annexes and schedules) and the merger.  This description does not purport to be complete and is qualified in its entirety by reference to the merger agreement, which is attached as Annex A to this proxy statement.  We urge you to read the merger agreement in its entirety.

General

The GTA board of directors has unanimously approved the merger agreement, which provides for combining GTA and Pernix through the merger of Pernix with and into GTA Acquisition, LLC, a Louisiana limited liability company ("Merger Sub"), which is wholly owned by GTA and has no assets or operations, was formed by GTA to effectuate the merger with Pernix and is both a party to the merger agreement and a constituent company in the merger.  GTA is a party to the merger agreement, but GTA is not a constituent company directly affected by the merger, except for the issuance of GTA shares to stockholders of Pernix.

All of Pernix's assets and liabilities will be transferred to Merger Sub as a result of the merger.  After the merger, the combined company will operate under the new name “Pernix Therapeutics Holdings, Inc.” GTA's corporate headquarters will be relocated to Pernix's offices in the Houston, Texas metropolitan area.

Each share of Pernix common stock issued and outstanding before the merger will be converted into the right to receive 209,000 shares of common stock of the combined company.  We sometimes refer to this as the “common stock exchange ratio.”  The common stock exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to the effective date of the merger.  The number of shares owned by the former Pernix stockholders will, however, be adjusted to reflect the reverse stock split, if Proposal 3 is approved and GTA's board authorizes a reverse stock split, as described in the discussion in this proxy statement related to Proposal 3.

Each share of GTA common stock issued and outstanding before the merger will remain issued and outstanding, and existing stock certificates of GTA will continue to represent the same number of shares of common stock of the combined company after the merger, except as adjusted to reflect the reverse stock split described in Proposal 3 of this proxy statement.

The combined company will issue 41,800,000 shares of common stock to the holders of Pernix common stock in the merger (prior to adjustment to 20,900,000 to effect a one for two reverse stock split).

Effect on GTA Capitalization of Four Merger Related Proposals

Upon completion of the merger, current GTA stockholders will own approximately 16% of the combined company’s outstanding common stock, on a fully diluted basis, and the holders of Pernix common stock will own approximately 84% of the combined company’s outstanding common stock on a fully diluted basis.  Upon completion of the merger, Cooper Collins and James Smith, the largest stockholders of record of Pernix, will beneficially own approximately 38% and 21%, respectively, of the outstanding shares of the combined company's common stock.

Assuming adoption of all four merger related proposals to be voted on at the special meeting, the fully diluted capital stock of the combined company as of the date of this proxy statement and as adjusted to reflect the transactions authorized by the four merger related proposals and the proposed one for two reverse stock split will be as follows:

	Pre-Merger Pre-Reverse Split Shares	Pre-Merger Pre-Reverse Split Percentage	Post-Merger Post-Reverse Split Shares (1)		Post-Merger Post-Reverse Split Percentage

GTA Pre-Merger Stockholders	7,317,163	91%	3,658,582		14.7%
Pernix Pre-Merger Stockholders	-0-	-0-	20,900,000		83.8%
GTA Pre-Merger Outstanding Options	740,000	9%	370,000	(2)	1.5%
Total GTA Fully Diluted Shares	8,057,163	100%	24,928,582		100%
Additional GTA Shares Reserved Under Compensation Plans(2)	-0-		3,683,787	(3)

———————

(1)

Approximate numbers of shares due to rounding for merger and reverse split.  Assumes one for two reverse split.

(2)

All outstanding options of officers and directors of GTA will become fully vested on an accelerated basis upon closing of the merger.

(3)

Reserved shares under the 2009 Plan were originally 7,367,574 before the reverse stock split.

Treatment of Stock Options

Pernix has no outstanding options, warrants or other rights to acquire Pernix capital stock.  At January 29, 2010 there were outstanding options to acquire 740,000 shares of GTA common stock.  The merger will not affect the number of outstanding options to acquire GTA common stock, but such all outstanding options will become fully vested on an accelerated basis upon the closing of the merger.  Upon occurrence of the one for two reverse stock split contemplated by the merger agreement and facilitated by Proposal 3, the number of shares issuable on exercise of outstanding options will be adjusted to proportionately decrease the number of option shares and the exercise price per share will be proportionately increased.  See "Information about GTA Outstanding Equity Awards at Fiscal Year-End” and “Director Compensation” on page 69 for information about the options of GTA's officers and directors.

Background of the Merger

The terms of the merger agreement are the result of arm’s length negotiations between representatives of GTA and Pernix.  The following is a brief discussion of the background of these negotiations, the merger and related transactions.

GTA has regularly evaluated different strategies for improving its competitive position and enhancing stockholder value.  As part of these evaluations, GTA has, from time to time, considered various potential strategic alternatives, including acquisitions, divestitures, collaborations, business combinations and other strategic transactions.  Subsequent to the GTA Special Stockholders Meeting held on November 8, 2007, where stockholders approved termination of GTA's Plan of Liquidation, approximately 200 growth initiatives were reviewed, to varying degrees, for feasibility and potential to maximize stockholder value.

On May 28, 2009, Michael C. Pearce (President and Chief Executive Officer of GTA) was contacted by Kevin Esval of VelocityHealth Securities, Inc., regarding a potential transaction candidate.  The candidate, Pernix, provided products for specialty pharmaceutical markets previously assessed as favorable by GTA while evaluating a prior acquisition opportunity.  VelocityHealth was engaged on June 29, 2009 by GTA to provide financial advisory services pertaining to a prospective transaction.

On May 29, 2009, GTA and Pernix entered into a confidentiality agreement.

On June 1-2, 2009, Mr. Pearce met with Cooper Collins (President and Chief Executive Officer of Pernix) in Houston, Texas.  Mr. Collins familiarized Mr. Pearce with Pernix's operations, competitive positioning, and corporate history.  He also provided Pernix’s audited financial statements from 2004 through 2008.  Mr. Pearce reviewed GTA's corporate history and the mechanics of a potential transaction in general terms.  Mr. Collins and Mr. Pearce agreed to continue discussions upon conclusion of an upcoming Pernix national sales meeting.

On June 17, 2009, a GTA board of directors meeting was convened and, among other subjects, the potential Pernix opportunity was evaluated.  A corporate profile of Pernix was presented by Mr. Esval.  Mr. Pearce provided his own observations regarding the potential feasibility and desirability of a transaction with Pernix.  It was determined that Mr. Pearce should continue to pursue discussions with Pernix and conduct additional due diligence.

On June 23, 2009, Mr. Pearce met with Mr. Collins, James Smith (Chairman of Pernix) and all members of the Pernix senior management team in New Orleans, Louisiana.  The current status of operations at both companies were reviewed and Mr. Pearce answered general questions regarding publicly-traded entities.

On June 30, 2009, GTA and Pernix executed a Non-Binding Term Sheet.  A process of extended due diligence commenced and the parties began to request and exchange documents and information, as well as discuss a potential exchange ratio.  Pertinent materials assembled during the due diligence process were forwarded regularly to all GTA independent board members.

On July 9, 2009, securities counsel was engaged to provide specialized merger and acquisition counsel to GTA in the matter of a potential Pernix transaction.

On July 13, 2009, Mr. Pearce met with Mr. Collins and Mike Venters (Executive Vice President of Operations for Pernix) in Mt. Laurel, New Jersey.  Market conditions, potential new product opportunities, and a general discussion of transaction timing were all considered.

On July 20, 2009, William Vlahos (a GTA board member) met with Mr. Collins and Mr. Venters in Phoenix, Arizona.  Mr. Vlahos further familiarized himself with Pernix's business activities and growth plans.

On July 29, 2009, a regularly scheduled GTA meeting of the Audit Committee of the board of directors was convened, and Mr. Pearce provided members with a due diligence update and possible timeframes for a transaction.

On August 10, 2009, Mr. Pearce met with Mr. Collins and Mr. Smith in New Orleans, Louisiana.  Planning and integration issues were emphasized, particularly preparations to satisfactorily address increased demands on Pernix operating management associated with becoming publicly-traded, such as regulatory and compliance matters and investor relations.  Board of directors composition and other governance requirements were discussed.  Potential adverse consequences of the transaction if it were completed were also considered, including employee distraction, investor perceptions of FDA and regulatory relations, as well as administrative expenses associated with publicly-traded companies.

On August 26, 2009, Mr. Collins traveled to GTA’s corporate headquarters in Charleston, South Carolina to continue planning and integration discussions with Mr. Pearce and Tracy Clifford (Chief Financial Officer of GTA).

Throughout August and September 2009, the parties continued conducting due diligence and drafts of the transaction agreement were exchanged.  The parties reached an understanding that all of the outstanding common stock of Pernix would be exchanged for 41,800,000 shares of GTA common stock, which established the exchange ratio of 209,000 GTA shares for each Pernix share.  Pernix stockholders would own approximately 84% of the combined company and GTA stockholders would own approximately 16% on a fully diluted basis.  The parties also negotiated other provisions that were later incorporated into the definitive merger agreement and its exhibits, including provisions related to the composition of the board of directors and management team of the combined company, conditions to closing, termination provisions, non-solicitation of alternative transactions, voting provisions and restrictions on stock transfer both before and after closing of the merger.

On September 3, 2009, Ladenburg Thalmann & Co., Inc. was engaged by GTA to consider a fairness opinion in conjunction with a proposed GTA-Pernix transaction.  Required information requested by Ladenburg over the following weeks was delivered by GTA, supported by Pernix.

On September 14, 2009, Mr. Pearce met with GTA's corporate and securities counsel to review the fiduciary responsibilities of GTA management and board of directors in connection with the merger.

On September 24, 2009, a meeting of GTA's board of directors was convened.  Mr. Pearce reviewed the current status of the transaction and the definitive agreement.  Mr. Pearce also reviewed the past efforts to identify alternative transactions since the special meeting of stockholders of November 8, 2007.  Representatives of Ladenburg Thalmann & Co, Inc. presented its financial analysis regarding the proposed transaction and rendered to the GTA board of directors its oral opinion that the proposed transaction consideration to be paid to Pernix’s stockholders was fair from a financial point of view to GTA stockholders.  GTA's corporate and securities counsel discussed with the GTA board of directors the legal standards applicable to its decisions and actions with respect to the proposed transaction.  Following review and discussion among the members of the GTA board of directors, the board resolved to accept the basic transaction terms of the proposed merger as presented to the board of directors before and during the meeting, but with instructions to Mr. Pearce to negotiate the final terms of the definitive agreement.

The parties and their counsel continued to finalize and document the legal terms of the definitive agreement for the transaction, including the terms of stock transfer restrictions for members of GTA's board of directors and management team and Pernix's stockholders.  Ladenburg Thalmann & Co., Inc. delivered to GTA’s board its written opinion, dated October 5, 2009, that as of the date of its opinion, and based on and subject to the considerations in its opinion, the proposed transaction consideration to be paid to Pernix’s stockholders was fair from a financial point of view to GTA.  On October 5, 2009, the GTA board of directors approved the transaction by unanimous written consent.  On October 6, 2009, the parties executed the merger agreement and other documents related to the merger.  The merger agreement was announced in a mutually-approved press release on the morning of October 7, 2009, before trading commenced on the U.S. stock exchanges.

GTA’s Reasons for the Merger; Recommendation of GTA’s Board of Directors

In reaching its conclusion to approve the merger agreement, the GTA board of directors considered the following factors:

•

its view that the transaction brings together two businesses with complementary capabilities: GTA's expertise in matters of public company regulatory compliance, investor relations, capital markets development along with its cash resources, and Pernix's established commercial presence in the growing specialty pharmaceutical markets;

•

the fact that the combined company is expected to have diverse product revenue streams and favorable working capital resources;

•

its view that the transaction will create a combined company with increased financial scale through a larger capital base necessary to provide greater financial stability and public market capitalization, which it believes will increase stockholder value, enhance value to customers and maximize cost efficiencies.  Specifically, GTA believes the transaction will allow the combined company to:

o

create the scale necessary to put it in a position to capture significant additional market share resulting from historic changes within the economy and healthcare sector;

o

diversify its sector coverage, including potential expansion into complementary product lines, such as therapeutics;

o

have greater potential ability to access the capital and debt markets than GTA currently enjoys;

o

diversify and expand its customer and asset base, by leveraging the existing and long-standing relationship networks and contacts of both GTA and Pernix;

o

provide greater opportunities for employees, including equity participation, and therefore enable the combined company to recruit and retain superior talent;

o

present itself as a more attractive business partner to potential licensors or sellers of products in existing and new markets, as a result of its public company status, larger capitalization and ability to potentially offer its stock as an acquisition currency; and

o

enhance long-term organic growth rates;

•

the lack of disruption to existing operations since GTA and Pernix do not have significant overlap in management functions;

•

GTA's due diligence review of Pernix, and the current and historic financial condition, results of operations, prospects, earnings generation ability and risks of each of GTA, Pernix and the combined company;

•

the significant industry expertise, relationships, and management experience in the pharmaceutical and healthcare industries resident in the Pernix management team and its ability to provide solutions to targeted market segments;

•

internal projections provided by Pernix;

•

the exchange ratio which will result in GTA stockholders owning approximately 16% of the combined company on a fully diluted basis immediately after the effective time of the transaction;

•

that GTA stockholders will participate in the potential benefits of owning a significantly larger company with greater future prospects;

•

the expectation that the merger can be completed as a reorganization for U.S. federal income tax purposes and, as a result, the transaction generally will be tax-free to GTA stockholders;

•

the expectation that the merger with Pernix would place substantially greater restrictions on the combined company's use of the net operating losses of GTA compared to transactions with alternative combination partners;

•

Pernix's contractual relationship with Macoven Pharmaceuticals, LLC, which is wholly owned by stockholders and officers of Pernix (See "Information About Pernix — Relationships with Macoven Pharmaceuticals, LLC" on page 93 of this proxy statement for additional information);

•

the tax and related accounting effect on Pernix of the transaction resulting in the termination of Pernix's Subchapter S status, including distributions by Pernix to Pernix stockholders prior to the merger as permitted by the agreement (See "The Merger—Permitted Pernix Distributions" on page 40 of this proxy statement);

•

Pernix's requirement that GTA exempt from the Maryland Business Combination Act Pernix's stockholders and certain related persons (See "The Merger—Exemption of Pernix Stockholders from the Maryland Business Combination Act" on page 37 of this proxy statement);

•

the opinion delivered to the GTA board of directors by Ladenburg to the effect that, as of the date of its opinion, the exchange ratio in the merger is fair from a financial point of view to GTA;

•

the review by the GTA board of directors with management and its advisors of the structural, financial and other terms of the transaction;

•

the limited number and nature of the conditions to each party's obligation to complete the merger;

•

the provisions of the merger agreement that allow GTA's board of directors, under certain circumstances, to change its recommendation that GTA stockholders vote to approve the proposals in this proxy statement related to the merger agreement following its receipt of an unsolicited acquisition proposal deemed to be a superior proposal, subject to a $500,000 termination fee by GTA;

•

the likelihood that the regulatory and stockholder approvals needed to complete the transaction will be obtained in a timely manner and that the regulatory approvals will be obtained without the imposition of materially burdensome conditions;

•

the fact that the initial board of directors of the combined company will include two (out of five) designees selected by GTA and that the current GTA Chairman will continue in that role;

•

other provisions of the merger agreement, including post-closing restrictions on stock transfers by Pernix stockholders who receive GTA shares in the merger; and

•

the fact that there are no dissenters' appraisal rights applicable to the proposed transaction.

The foregoing discussion of the factors considered by GTA’s board of directors is not intended to be exhaustive, but is believed to include all the material factors considered by GTA’s board.  In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, the board of directors did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the merger and the merger agreement and recommend that stockholders vote FOR the proposals described in this proxy statement.  In addition, individual members of the GTA board of directors may have given differing weights to different factors.  The board of directors conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, GTA management and outside financial and legal advisors.  The board concluded that all of the foregoing factors as a whole supported a favorable determination to approve the merger agreement and recommend that stockholders approve the matters required under the merger agreement.

It should be noted that this explanation of the GTA board’s reasoning and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Cautionary Statement Regarding Forward-Looking Statements.”

The GTA board of directors unanimously determined that the merger, the merger agreement and the proposals described in this proxy statement are advisable and in the best interests of GTA and its stockholders and unanimously approved and adopted the merger agreement.  The GTA board unanimously recommends that stockholders vote FOR all of the proposals described in this proxy statement.

Financial Adviser

On September 3, 2009, GTA executed an engagement agreement with Ladenburg Thalmann & Co., Inc.  Ladenburg’s engagement encompassed evaluating the merger from a financial point of view.

Fairness Opinion

Ladenburg made a presentation to GTA’s board of directors on September 24, 2009 and on October 5, 2009 delivered its written opinion to GTA’s board of directors. The opinion stated that, as of October 5, 2009, based upon and subject to the assumptions made, matters considered, procedures followed and limitations on Ladenburg’s review as set forth in the opinion, the exchange ratio in the merger is fair to GTA from a financial point of view. The financial terms and other terms of the merger were determined pursuant to negotiations between GTA, Pernix and each of their respective advisors and not pursuant to any recommendation from Ladenburg.

The full text of Ladenburg’s written opinion dated as of October 5, 2009, which sets forth the assumptions made, matters considered, procedures followed, and limitations on the review undertaken by Ladenburg in rendering its opinion, is attached as Appendix C to this proxy statement and is incorporated herein by reference.  Ladenburg’s opinion is not intended to be, and does not constitute, a recommendation to you as to how you should vote or act with respect to any matter set forth herein.  The summary of the Ladenburg opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion.  We urge you to read the opinion carefully and in its entirety.

Ladenburg’s opinion was for the use and benefit of GTA’s board of directors in connection with its consideration of the merger. Ladenburg’s opinion should not be construed as creating any fiduciary duty on its part to any party.

Ladenburg was not requested to opine as to, and its opinion does not in any manner address, the relative merits of the merger as compared to any alternative business strategy that might exist for GTA, whether GTA should complete the merger, and other alternatives to the merger that might exist for GTA.  Ladenburg does not express any opinion as to the underlying valuation or future performance of GTA or Pernix or the price at which either company’s securities might trade at any time in the future.

Ladenburg’s analysis and opinion are necessarily based upon market, economic and other conditions, as they existed on, and could be evaluated as of October 5, 2009. Accordingly, although subsequent developments may affect its opinion, Ladenburg assumed no obligation to update, review or reaffirm its opinion to GTA or any other person.

In arriving at its opinion, Ladenburg took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Ladenburg:

•

Reviewed a draft of the merger agreement dated as of October 3, 2009.

•

Reviewed publicly available financial information and other data with respect to GTA that Ladenburg deemed relevant, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

•

Reviewed non-public information and other data with respect to Pernix, including audited financial statements for the years ended December 31, 2006, 2007 and 2008, unaudited internally prepared financial statements for the six months ended June 30, 2008 and 2009, financial projections for the periods through December 31, 2013 (the “Projections”), and other internal financial information and management reports.

•

Reviewed and analyzed the merger’s pro forma impact on GTA’s outstanding securities and stockholder ownership.

•

Considered the historical financial results and present financial condition of GTA and Pernix.

•

Reviewed and compared the trading of, and the trading market for, GTA’s common stock and market indices.

•

Reviewed and analyzed Pernix’s projected unlevered free cash flows derived from the Projections and prepared a discounted cash flow analysis.

•

Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to Pernix.

•

Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of Pernix.

•

Reviewed and analyzed GTA’s adjusted net book value.

•

Reviewed and discussed with GTA’s and Pernix’s management and their respective representatives certain financial and operating information furnished by them, including financial analyses and the Projections with respect to Pernix’s business and operations.

•

Performed such other analyses and examinations as were deemed appropriate.

In arriving at its opinion, with GTA’s consent, Ladenburg relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial and other information that was supplied or otherwise made available to it. Ladenburg further relied upon the assurances of GTA and Pernix management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and the Projections reviewed, Ladenburg assumed that such information was reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provided a reasonable basis upon which it could make its analysis and form an opinion. The Projections were solely used in connection with the rendering of Ladenburg's fairness opinion. Stockholders should not place reliance upon such Projections, as they are not necessarily an indication of what GTA’s revenues and profit margins will be in the future. The Projections were prepared by Pernix’s management and are not to be interpreted as projections of future performance (or “guidance”) by GTA and Pernix. Ladenburg did not evaluate the solvency or fair value of GTA or Pernix under any applicable foreign, state or federal laws relating to bankruptcy, insolvency or similar matters.  Ladenburg did not physically inspect GTA’s or Pernix’s properties and facilities and did not make or obtain any evaluations or appraisals of either company’s assets and liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities). Ladenburg did not attempt to confirm whether GTA and Pernix had good title to their respective assets.

Ladenburg assumed that the merger will be consummated in a manner that complies in all respects with applicable foreign, federal, state and local laws, rules and regulations. Ladenburg assumed, with GTA’s consent, that the final executed form of  the merger agreement does not differ in any material respect from the draft Ladenburg reviewed and that the merger will be consummated on the terms set forth in the merger agreement, without further amendments thereto, and without waiver by GTA of conditions to any of its obligations thereunder or in the alternative that any such amendments or waivers thereto will not be detrimental to GTA or its stockholders in any material respect. Also, based upon discussions with GTA management, Ladenburg assumed that the merger will qualify as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

In connection with rendering its opinion, Ladenburg performed certain financial, comparative and other analyses as summarized below. Each of the analyses conducted by Ladenburg was carried out to provide a different perspective on the merger, and to enhance the total mix of information available.  Ladenburg did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support its opinion.  Further, the summary of Ladenburg’s analyses described below is not a complete description of the analyses underlying Ladenburg’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description.  In arriving at its opinion, Ladenburg made qualitative judgments as to the relevance of each analysis and factors that it considered.  Also, Ladenburg may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Ladenburg’s view of the value of GTA’s and Pernix’s assets.  The estimates contained in Ladenburg’s analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Also, analyses relating to the value of businesses or assets neither purport to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold.  Accordingly, Ladenburg’s analyses and estimates are inherently subject to substantial uncertainty.  Ladenburg believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create a misleading or incomplete view of the process underlying the analyses performed by Ladenburg in connection with the preparation of its opinion.

The summaries of the financial reviews and analyses include information presented in tabular format.  To fully understand Ladenburg’s financial reviews and analyses, you must read the tables together with the accompanying text of each summary.  The tables alone do not constitute a complete description of the financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses Ladenburg performed.

The analyses performed were prepared solely as part of Ladenburg’s analysis of the fairness of the exchange ratio used in the merger from a financial point of view to GTA, and were provided to GTA’s board of directors in connection with the delivery of Ladenburg’s opinion.  Ladenburg’s opinion was just one of the several factors GTA’s board of directors took into account in making its determination to approve the merger, including those described elsewhere in this proxy statement.

Stock Performance Review

Ladenburg reviewed the daily closing market price and trading volume of GTA’s common stock for the 12-month period ended October 2, 2009 and noted the following:

•

GTA’s mean closing common stock price over the 12 month and 60 day period ended October 2, 2009 was $1.18 and $1.44, respectively.

•

GTA’s closing common stock price ranged from $1.22 to $1.75 over the 60 day period ended October 2, 2009.

•

GTA’s mean and median volume over the 12-month period ended October 2, 2009 was 4,286 and 500 shares per day, respectively.

Valuation Overview and Implied Exchanged Ratio

Ladenburg generated an indicated equity valuation range for GTA based on an adjusted net asset value analysis of between approximately $9.1 million and approximately $9.6 million.  This approach was used because GTA has no significant operating assets, and has primary assets consisting of cash, real estate and intangibles.  The indicated equity value range derived for GTA implied an indicated equity range per share of between $1.24 and $1.31 based on approximately 7.3 million shares outstanding.  Ladenburg noted that the net asset value analysis indicated value range supports GTA’s closing common stock price range for the most recent 60 day period of between $1.22 and $1.75.

Ladenburg generated an indicated valuation range for Pernix based on a discounted cash flow analysis, a comparable company analysis and a comparable transaction analysis each as more fully discussed below.  Ladenburg weighted the three approaches equally and arrived at an indicated equity value range of approximately $86.7 million to approximately $104.4 million.  The indicated equity value range derived for Pernix implied an indicated equity value range per share of between approximately $433,500 and $522,000, based on 200 shares outstanding.

Ladenburg calculated the implied exchange ratio range based on the indicated equity value per share ranges for GTA and Pernix at between 247,714 and 427,869.  The low end of the range was derived by comparing the maximum value for GTA with the minimum value for Pernix, and the high end of the range was derived by comparing the minimum value for GTA with the maximum value for Pernix.  Ladenburg noted that the Exchange Ratio of 209,000 was below the implied exchange ratio range.

Discounted Cash Flow Analysis

A discounted cash flow analysis estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure.  Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

While the discounted cash flow analysis is the most scientific of the methodologies used, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors.

Ladenburg utilized the Projections, which forecast a compound annual growth rate, or CAGR of approximately 29% revenue growth from fiscal year, or FY 2008 through FY 2013 and the achievement of EBITDA margins of 38.3% by FY 2013.  For purposes of Ladenburg’s analyses, “EBITDA” means earnings before interest, taxes, depreciation and amortization, as adjusted for add-backs for one-time charges.

To arrive at a present value, Ladenburg utilized discount rates ranging from 17.0% to 19.0%.  This was based on an estimated weighted average cost of capital of 17.8% (based on an estimated weighted average cost of debt of 8.0% and 19.1% estimated cost of equity).  The cost of equity calculation was derived utilizing the Ibbotson build up method utilizing appropriate equity risk, industry risk and size premiums and a company specific risk factor, reflecting the risks associated with the Projections, including, but not limited to the ability to maintain margins and continue revenue growth based on  the current product portfolio pipeline.

Ladenburg presented a range of terminal values at the end of the forecast period by applying a range of long term perpetual growth rates of between 3.5% and 4.5%, and calculated a range of indicated enterprise values.  Ladenburg then added net cash of approximately $1.73 million (which excludes cash held in escrow for tax purposes) to derive an indicated equity value range of approximately $105.4 million to approximately $129.3 million. For purposes of Ladenburg’s analyses, “enterprise value” means equity value plus all interest-bearing debt less cash.

Comparable Company Analysis

A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to Pernix with respect to business and revenue model, operating sector, size and target customer base.

Ladenburg identified the following nine companies that it deemed comparable to Pernix with respect to their industry sector and operating model:

•

Forest Laboratories

•

Warner Chilcott PLC

•

Cephalon Inc.

•

Watson Pharmaceuticals

•

King Pharmaceuticals

•

Endo Pharmaceuticals

•

Valeant Pharmaceuticals

•

Hi Tech Pharmacal Co.

•

Cornerstone Therapeutics

All of the comparable companies are specialized pharmaceutical companies and develop and market a range of generic and branded products targeted to consumers.  Ladenburg noted that Pernix has products that address three sub-markets (upper respiratory, dermatology and gastrointestinal).  Of the nine companies, three of them provide products that directly address the upper respiratory market (Hi-Tech, Valeant and Cornerstone), while four of the companies provide products that address the dermatology and gastrointestinal markets (Forest, Warner Chilcott, Valeant and Watson).

All of the comparable companies are substantially larger than Pernix in terms of revenue.  However, Pernix has experienced higher revenue and EBITDA growth than the mean of the comparable companies for calendar year 2008 (37.0% and 112.5%, respectively, compared with a mean of 15.2% and 20.5%, respectively for the comparable companies).

Multiples utilizing enterprise value were used in the analyses. For comparison purposes, all operating profits including EBITDA were normalized to exclude unusual and extraordinary expenses and income.

Ladenburg generated the following multiples with respect to the comparable companies:

Enterprise Value Multiple of	Mean	Median	High	Low
2009 EBITDA	6.3x	5.9x	9.5x	4.2x
2010 EBITDA	6.0x	5.8x	8.6x	3.9x

Ladenburg selected an appropriate multiple range for Pernix by examining the range indicated by the comparable companies and taking into account certain company-specific factors. Ladenburg selected multiples around the mean of the comparable companies with respect to expected 2009 EBITDA and just below the mean of the comparable companies with respect to expected 2010 EBITDA after taking into account Pernix’s high historical revenue and EBITDA growth, strong expected 2010 revenue growth, offset by its smaller size and the risks associated with achieving the Projections.

Based on the above factors, Ladenburg applied EBITDA multiples of 5.5x to 6.5x to Pernix’s expected 2009 EBITDA, and of 4.5x to 5.5x to Pernix’s expected 2010 EBITDA.  The implied range of indicated enterprise values for Pernix was then determined by weighting the above indications equally.  Ladenburg then added net cash of approximately $1.73 million to derive an indicated equity value range of approximately $76.1 million to approximately $91.2 million.

None of the comparable companies have characteristics identical to Pernix.  An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading of the comparable companies.

Comparable Transaction Analysis

A comparable transaction analysis involves a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to Pernix.  The comparable transaction analysis generally provides the widest range of values due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer may be willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

Information typically is not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be “material” for the acquirer.  As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

Ladenburg located sixteen transactions announced since October 2006 involving target companies that are specialty pharmaceutical companies and that are involved in the development and marketing of generic and branded pharmaceutical products to consumers, and for which detailed financial information was available.  Eleven of the transactions involve targets that provide products to the upper respiratory, gastrointestinal, dermatology and/or pediatric market.

Target	Acquirer
Warner Chilcott (Rights to Dovonex/Taclonex)	LEO Pharma A/S
P&G Pharmaceutical Division	Warner Chilcott PLC
Stiefel Laboratories, Inc.	GlaxoSmithKline PLC
E. Claiborne Robins Company	Hi Tech Pharmacal Co.
Sciele Pharma Inc.	Shionogi & Co Ltd.
Barr Pharmaceuticals, Inc.	Teva Pharmaceutical
Barrier Therapeutics, Inc.	Stiefel Laboratories, Inc.
Critical Therapeutics, Inc.	Cornerstone BioPharma
Bentley Pharmaceuticals	Teva Pharmaceuticals
Midlothian Laboratories, LLC	Hi Tech Pharmacal Co.
Adams Respiratory Therapeutics	Reckitt Benckiser Group
Axcan Pharma, Inc.	TPG Capital
Bradley Pharmaceuticals, Inc.	Nycomed US, Inc.
MedPointe	Meda AB
Alliant Pharmaceuticals, Inc.	Sciele Pharma, Inc.
CNS, Inc.	GlaxoSmithKline PLC

Based on the information disclosed with respect to the targets in each of the comparable transactions, Ladenburg calculated and compared the enterprise values as a multiple of last twelve month (“LTM”) EBITDA.

Ladenburg noted the following with respect to the multiples generated:

Multiple of enterprise value to	Mean	Median	High	Low
LTM revenue	3.22x	3.10x	8.03x	0.69x
LTM EBITDA	12.7x	11.8x	28.2x	4.0x

Ladenburg noted that the median LTM EBITDA multiple for transactions closed during the last year was 6.4 times.

Ladenburg selected multiples for Pernix below the mean of the comparable transactions multiples with respect to LTM EBITDA because of Pernix’s small size and given the timing of the comparable transactions Ladenburg noted that the more recent transactions closed at much lower multiples.

Based on the above factors, Ladenburg applied a LTM EBITDA multiple of 5.5x to 6.5x to Pernix’s LTM EBITDA and then added net cash of approximately $1.73 million to derive an indicated equity value range of approximately $78.5 million to approximately $92.5 million.

None of the target companies in the comparable transactions have characteristics identical to Pernix.  Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the comparable transactions and other factors that could affect the respective acquisition values.

Conclusion

Based on the information and analyses set forth above, Ladenburg delivered its written opinion to GTA’s board of directors, which stated that, as of October 5, 2009, based upon and subject to the assumptions made, matters considered, procedures followed and limitations on its review as set forth in the opinion, the exchange ratio used in the merger is fair from a financial point of view to GTA.

As part of its investment banking business, Ladenburg regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, negotiated underwritings, private placements and for other purposes. GTA selected Ladenburg because it is a recognized investment banking firm that has substantial experience in similar matters. Ladenburg has received a fee in connection with the preparation and issuance of its opinion and will be reimbursed for its reasonable expenses, including attorneys’ fees.  Also, GTA has agreed to indemnify Ladenburg and related persons and entities for certain liabilities that may relate to, or arise out of, its engagement.  Further, Ladenburg has not previously provided, nor are there any pending agreements to provide, any other services to either company.

In the ordinary course of business, Ladenburg, certain of Ladenburg’s affiliates, as well as investment funds in which Ladenburg or its affiliates may have financial interests, may acquire, hold or sell long or short positions, or trade or otherwise effect transactions in debt, equity, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, GTA, Pernix, or any other party that may be involved in the merger and their respective affiliates.

Under Ladenburg’s policies and procedures, its fairness committee did not approve or issue this opinion and was not required to do so.  Further, Ladenburg’s opinion does not express an opinion about the fairness of the amount or nature of the compensation, if any, to any of GTA’s or Pernix’s officers, directors or employees, or class of such persons, relative to the compensation to GTA’s stockholders.

The GTA board retained Ladenburg as an independent contractor to evaluate the fairness to GTA of the merger.  As part of its investment banking business, Ladenburg  is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.  In the ordinary course of its business as a broker-dealer, Ladenburg may, from time to time, purchase securities from, and sell securities of GTA.  As a market maker in securities, Ladenburg may from time to time have a long or short position in, and buy or sell, debt or equity securities of GTA for Ladenburg’s own account and for the accounts of its customers.

GTA and Ladenburg entered into an agreement relating to the services to be provided by Ladenburg in connection with the merger.  GTA agreed to pay Ladenburg a cash fee of $100,000 which included costs incurred by Ladenburg for out-of-pocket expenses and disbursements, including fees and expenses of counsel, incurred in connection with the engagement.  GTA also agreed to indemnify Ladenburg and related parties against certain liabilities, including liabilities under federal securities laws, relating to, or arising out of, its engagement.

Effective Date

The effective date of the merger will be the effective date and time set forth in the articles of merger that GTA’s subsidiary surviving the merger will file with the Louisiana Secretary of State.

We anticipate that we will complete the merger in the first quarter of 2010, subject to the receipt of required stockholder and other approvals.  There can be no assurances as to if or when these approvals will be obtained or that the merger will be completed.  If we do not complete the merger by March 31, 2010, either party may terminate the merger agreement, unless the failure to complete the merger by this date is due to the failure of the party seeking to terminate the merger agreement to perform or observe its covenants and agreements in the merger agreement.

Merger Consideration

General.  In the proposed merger, holders of Pernix common stock will receive 209,000 shares of common stock of the combined company for each of their 200 shares of Pernix common stock outstanding on the effective date of the merger, for a total of 41,800,000 shares of GTA common stock.  This exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to the closing. The number of GTA shares owned by the former Pernix stockholders will, however, be adjusted to reflect the reverse stock split, if Proposal 3 is approved and GTA's Board authorizes the one for two reverse stock split described in the discussion in this proxy statement related to Proposal 3 so that holders of Pernix common stock will receive 104,500 shares of GTA common stock for each of their 200 shares of Pernix common stock, for a total of 20,900,000 shares of the combined company.  See "Proposal 3" on page 49 of this proxy statement and "The Merger - Effect on GTA Capitalization of Four Merger Related Proposals" on page 25 of this proxy statement.

5% Ownership of the Combined Company After the Merger

Upon completion of the merger, current GTA stockholders will own approximately 16% of the combined company’s outstanding common stock on a fully diluted basis and current Pernix stockholders will own approximately 84% of the combined company’s outstanding common stock on a fully diluted basis.

Upon completion of the merger, the following stockholders of Pernix are projected to own more than 5% of the outstanding common stock of the combined company and no pre-merger GTA stockholder will own more than 5% of the combined company's shares.

Pernix Stockholder	Number of Combined Company Shares Post- Merger Before Reverse Stock Split	Number of Combined Company Shares Post- Merger After Reverse Stock Split (1)	Percentage Ownership of Total Combined Company Outstanding Shares After Merger	Percentage Ownership of Total Combined Company Outstanding Shares After Merger on Fully Diluted Basis (2)
Cooper Collins	18,810,000	9,405,000	38.3%	37.7%
James Smith	10,450,000	5,225,000	21.2%	21.0%
Brandon Belanger	4,180,000	2,090,000	8.5%	8.4%
David Waguespack	4,180,000	2,090,000	8.5%	8.4%
Emily Deville	4,180,000	2,090,000	8.5%	8.4%
Total	41,800,000	20,900,000	85.0%	83.8%

———————

(1)

Assumes one for two reverse stock split.

(2)

Individual percentages are rounded.

Exemption of Pernix Stockholders from Maryland Business Combination Act

The Maryland Business Combination Act (“MBCA”) prohibits a business combination involving a corporation and an interested stockholder or any affiliate of the interested stockholder for a period of five years following the most recent date on which the interested stockholder became an interested stockholder.  Thereafter, the MBCA generally requires that such a transaction be recommended by a corporation’s board of directors and receive approval of (i) 80% of the total votes entitled to be cast by stockholders and (ii) two-thirds of the total votes entitled to be cast by stockholders other than the interested stockholder who will (or whose affiliate will) be a party to the business combination or by an affiliate or associate of the interested stockholder.  An “interested stockholder” includes any person that is the beneficial owner of 10% or more of the voting power of the outstanding voting stock of the corporation.  In connection with its approval of the merger agreement, the GTA board of directors adopted an irrevocable resolution pursuant to the MBCA exempting from the provisions of the MBCA any business combination involving the combined company and anyone who was a Pernix stockholder as of the date of the merger agreement, and any of such person’s beneficiaries or transferees pursuant to will, intestacy or other testamentary document or applicable laws of descent in the event of the death of such stockholder, or any of their present or future affiliates.

Exchange of Stock Certificates in the Merger

GTA Common Stock.  Each share of GTA common stock issued and outstanding immediately before the effective date of the merger will remain issued and outstanding immediately after completion of the merger as a share of common stock of the combined company.  As a result, there is no need for GTA stockholders to submit their stock certificates to GTA, the exchange agent or to any other person in connection with the merger or otherwise take any action as a result of the completion of the merger. The GTA stockholders will have the opportunity, but not the obligation, to exchange their existing stock certificates for the new stock certificates, if Proposal 3 is approved and GTA's board of directors exercises the authority granted by Proposal 3 to declare a reverse stock split.

Pernix Common Stock.  At the effective time of the merger, all 200 shares of Pernix common stock will be cancelled.  Holders of Pernix common stock will be required to tender certificates representing Pernix common stock for cancellation to receive shares of GTA common stock in the merger.

GTA’s Dissenters’ and Appraisal Rights

The stockholders of GTA are not entitled to dissenters’ or appraisal rights in connection with the merger.

Representations and Warranties

The merger agreement contains reciprocal representations and warranties relating to GTA and Pernix’s respective businesses, including but not limited to:

•

corporate organization, standing and power, and subsidiaries;

•

requisite corporate authority to enter into the merger agreement and to complete the contemplated transactions;

•

capital structure;

•

accuracy of securities law filings of GTA, financial statements and other information provided;

•

absence of certain changes or events and absence of certain undisclosed liabilities;

•

material contracts;

•

licenses and permits;

•

legal proceedings;

•

compliance with applicable laws;

•

tax matters;

•

employee benefit matters;

•

insurance;

•

environmental matters;

•

books and records;

•

ownership and leasehold interests in properties;

•

intellectual property;

•

tax treatment;

•

related party transactions;

•

brokers, fees and expenses; and

•

engagement of financial advisors.

With the exception of specified representations qualified as to materiality that must be true and correct in all respects, no representation will be deemed untrue or incorrect as a consequence of the existence or absence of any fact or event unless that fact or event, individually or taken together with all other facts or events, has had or is reasonably likely to have a material adverse effect on the party making the representation.

The representations described above and included in the merger agreement were made for purposes of the merger agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the merger agreement.  In addition, certain representations and warranties were made as of a specific date and may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders.  The representations and warranties and other provisions of the merger agreement should not be read alone, but instead should only be read together with the information provided elsewhere in this proxy statement.

Conditions to Completion of the Merger

The respective obligations of GTA and Pernix to complete the merger are subject to the fulfillment or waiver of certain conditions, including the following:

•

approval by GTA stockholders of Proposal 1 (issuance of 41,800,000 shares to Pernix stockholders in the merger), Proposal 2 (amendment to Article 1 of GTA’s Articles of Incorporation to change the corporate name), Proposal 3 (amendment to Article IV of GTA’s Articles of Incorporation to authorize the board of directors to effect reverse stock splits) and Proposal 4 (approval of 2009 Plan);

•

the absence of any order, decree or injunction of a court or regulatory agency that enjoins or prohibits the completion of the merger;

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the absence of any overtly threatened or pending action challenging the merger;

•

accuracy of the other party’s representations and warranties in the merger agreement;

•

the other party’s compliance with its obligations under the merger agreement;

•

absence of a material adverse effect;

•

receipt by each party of all requisite third party consents; and

•

the receipt by Pernix from its legal advisor of a written legal opinion relating to the U. S. federal income tax treatment of the merger.

In addition, Pernix’s obligations to complete the merger are subject to the following:

•

GTA’s continued listing with NYSE Amex and approval by NYSE Amex of the initial listing application of the combined company pursuant to NYSE Amex Company Guide Section 341; and

•

as of the closing date, GTA’s net assets is not less than $7.5 million, GTA’s net working capital is not less than $6.6 million and GTA’s cash and cash equivalents is not less than $6.5 million.

Where the law permits, GTA and Pernix could choose to waive a condition to its obligation to complete the merger even if that condition has not been satisfied.  We cannot be certain when, or if, the conditions to the merger will be satisfied or waived or that the merger will be completed.

Business Pending the Merger

The parties to the merger agreement have made customary agreements that place restrictions on them until completion of the proposed merger.  In general, both GTA and Pernix are required to conduct their business in the ordinary and usual course and to take no action that would affect adversely or delay the ability to obtain the required consents of third parties, perform the covenants and agreements under the merger agreement or complete the merger on a timely basis.  GTA and Pernix have also agreed that, with certain exceptions, they will not, and will not permit any of their subsidiaries to, without the prior written consent of the other party:

•

make, declare, pay any dividend on, or redeem, purchase or otherwise acquire any shares of their capital stock, except that Pernix may make the distributions described below under the section titled "Permitted Pernix Distributions";

•

adjust, split, combine, or reclassify any shares of capital stock, except for the reverse stock split discussed in this proxy statement (Proposal 3);

•

issue, sell, grant, pledge or otherwise dispose of its capital stock, other than options to purchase GTA stock which were outstanding on the date of the merger agreement;

•

amend any Articles of Incorporation, bylaws or other similar governing instruments, except as provided by the merger agreement;

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except as otherwise provided in the merger agreement, purchase, acquire or merge with any other business or acquire a material amount of assets, other than in the ordinary course of business;

•

sell, transfer, lease, license, pledge, or otherwise dispose of a material amount of assets, except in the ordinary course of business;

•

adopt or implement any stockholder rights plan;

•

incur any debt or guarantee the debt of another, issue debt securities or similar obligations, or make loans or investments in any entity other than a subsidiary;

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except as otherwise provided in the merger agreement, make any capital or other expenditures with respect to property, plant or equipment other than in the ordinary course of business in excess of $75,000 in the aggregate (with respect to Pernix) or $5,000 in the aggregate (with respect to GTA);

•

make any changes in accounting methods, principles or practices, except as required by a change in GAAP or the SEC's rules;

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modify, amend or terminate any material contract, other than in the ordinary course of business;

•

enter into or amend any written employment or severance agreement or similar arrangement with any of their directors, officers or employees, or materially increase the compensation or benefits of, or pay any bonus to, any employee (except, in the case of Pernix, for annual increases of salaries or bonuses in the ordinary course of business);

•

amend or accelerate the payment or vesting of any compensation or benefits, or pay any material benefit not provided for as of the date of the date of the merger agreement;

•

grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or benefit plan;

•

initiate a stock purchase plan or permit an increase in any employee's participation in such plan;

•

take any action other than in the ordinary course of business to pay or provide for compensation or benefits under any employee plan, agreement or benefit plan;

•

make or rescind any material tax election, settle or compromise any material tax liability or amend any tax return, except as required by applicable law;

•

initiate or settle any material litigation;

•

open or close any facility or office;

•

fail to use commercially reasonable efforts to maintain the levels of insurance coverage in effect as of the date of the merger agreement;

•

fail to pay accounts payable and other obligations which arise in the ordinary course of business;

•

agree to take any of the actions prohibited by the preceding bullet points; or

•

take any action that would make any representation or warranty in the merger agreement untrue.

In addition, GTA has agreed that it will not, and will not permit any of its subsidiaries to, take the following actions without the prior written consent of Pernix:

•

conduct its business in a manner that would cause it to become subject to the Investment Company Act of 1940; or

•

fail to adjust the exercise prices and number of shares issuable upon exercise of outstanding stock options if Pernix requests a reverse stock split as provided for in the merger agreement.

Pernix’s disclosure schedules specify that there are no limitations on Pernix’s ability to take actions and enter into agreements or arrangements (including license agreements, development agreements, purchase agreements or joint venture arrangements) relating to the purchase, sale, manufacturing and/or marketing of any pharmaceutical products prior to the proposed merger. In addition, Pernix is allowed to pay bonuses for fiscal year 2009 to its employees in an amount not to exceed, with respect to each employee, 200% of such employee’s annual base salary.  At a special meeting held on December 2, 2009, Pernix’s board of directors unanimously approved bonuses for Pernix’s directors, members of senior management and administrative personnel in the aggregate amount of approximately $1.0 million, compared to approximately $750,000 in bonuses paid for fiscal year 2008.  Pernix is also allowed to increase the annual base salary of any of its employees by an amount not to exceed 25% of the employee’s 2009 base salary, and may hire additional personnel for such management positions at such salaries as Pernix deems appropriate.  At the December 2, 2009 meeting, the board of directors also unanimously approved a 4% salary increase for members of senior management and administrative personnel effective January 1, 2010.

Permitted Pernix Distributions

Pursuant to the merger agreement, so long as a distribution would not cause the merger to fail to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code, Pernix may, prior to the closing, declare one or more distributions to cover each Pernix stockholder’s tax liabilities related to Pernix’s pre-closing income using a 46% tax rate.  As of September 30, 2009, Pernix had declared and paid cash distributions totaling approximately $6,108,000 to its stockholders to cover their income tax obligations related to Pernix’s 2009 income.  In December 2009, the board of directors of Pernix unanimously approved and paid a cash distribution in the amount of approximately $3,348,000, representing Pernix’s stockholders’ remaining estimated income tax obligations related to Pernix’s 2009 income.  If the merger closes prior to March 15, 2010, Pernix intends to make an election to be taxed as a corporation retroactive to January 1, 2010.  To the extent this election is made, Pernix does not expect to make additional distributions to its stockholders related to Pernix's 2010 income.  Alternatively, if the merger does not close by March 15, 2010, Pernix expects to declare a distribution immediately prior to closing the merger to its stockholders to cover their income tax obligations related to Pernix’s income from January 1, 2010 to the closing of the merger.  The amount of this potential distribution is not known.

Amendments to GTA Articles of Incorporation

Pursuant to the merger agreement, GTA's board of directors has submitted for stockholder approval Proposal 2 to amend Article I of GTA's Article of Incorporation to change the combined company's name to Pernix Therapeutics Holdings, Inc.  To be approved, Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding GTA shares entitled to vote at the special meeting.  GTA's board of directors has also submitted for stockholder approval Proposal 3 to amend Article IV of GTA's Article of Incorporation to authorize the board of directors to effect reverse stock splits without stockholder approval to the full extent permitted by law.  To be approved, Proposal 3 requires the affirmative vote of the holders of at least two thirds (66-2/3%) of the outstanding GTA shares entitled to vote at the special meeting.

No Solicitation

GTA and Pernix have agreed that neither party will directly or indirectly:

•

initiate, solicit or encourage any inquiries or proposals with respect to any “acquisition proposal”; or

•

engage or participate in any negotiations or discussions concerning, or provide any information relating to, an “acquisition proposal.”

An “acquisition proposal” is defined in the merger agreement as a proposal relating to any of the following transactions involving either party or their subsidiaries:

•

any acquisition or purchase, directly or indirectly, 10% of a class of the party's stock, or 10% or more of the assets of the party (or assets to which 10% of the party's earnings are attributable);

•

any tender offer which would result in any person becoming the owner of 10% of a class of a party's outstanding stock;

•

any merger, consolidation, share exchange, business combination or similar transaction; or

•

any combination of the transactions described above if, as a result of the transactions, the sum of the percentages of assets, attributable revenues or stock is greater than 10%.

However, if prior to the approval by GTA's shareholders of Proposals 1, 2, 3 and 4 described in this proxy statement, GTA receives an acquisition proposal from a third party that did not result from a breach of the restrictions described above and which GTA believes may be a "superior proposal," GTA may, five business days after notice to Pernix, exchange information and negotiate with the third party.

A "superior proposal" is defined in the merger agreement as an unsolicited, written acquisition proposal from a third party which GTA's board determines in good faith to be, among other things, (i) materially more favorable to GTA's shareholders than the merger with Pernix discussed in this proxy statement and (ii) reasonably capable of being completed.  To be a superior proposal, any financing required to complete the transaction must be fully and irrevocably committed.  A superior proposal must also propose one of the following:

•

an acquisition or purchase, directly or indirectly, of 50% or more of a class of the party's stock, or 50% or more of the assets of the party (or assets to which 50% of the party's earnings are attributable);

•

a tender offer which would result in any person becoming the owner of 50% or more of a class of a party's outstanding stock;

•

a merger, consolidation, share exchange, business combination or similar transaction; or

•

any combination of the transactions described above if, as a result of the transactions, the sum of the percentages of assets, attributable revenues or stock is greater than 50%.

GTA's board of directors may not (i) enter into any agreement relative to any acquisition proposal with a third party, (ii) withdraw or modify its approval or recommendation to GTA's shareholders of Proposals 1, 2, 3 and 4, described in this proxy statement, nor (iii) adopt or recommend any acquisition proposal, except that GTA's board may withdraw or modify such approval or recommendation, if it determines in good faith that its fiduciary obligations require it to do so and it first notifies Pernix.  GTA is required to hold the special meeting to approve Proposals 1, 2, 3 and 4 described in this proxy statement, unless the GTA board determines the merger agreement is no longer advisable and recommends that GTA's stockholders reject one or more of the proposals.

Waiver and Amendment

At any time on or before the effective date of the merger, any term or condition of the merger may be waived by the party which is entitled to the benefits thereof, without stockholder approval, to the extent permitted under applicable law.  The merger agreement may be amended at any time before the merger by agreement of the parties whether before or after the special meeting of GTA’s stockholders, to the extent permitted by applicable law.

Termination of the Merger Agreement

The merger agreement may be terminated by mutual consent or by either party if:

•

the merger has not been completed by March 31, 2010, unless the failure to complete the merger by such time is caused by a breach of the merger agreement by the terminating party;

•

a governmental agency or authority permanently restrains or enjoins the merger;

•

the requisite vote of GTA stockholders approving each of the merger related proposals is not obtained, unless the terminating party is in breach of the merger agreement or other agreements associated with the merger;

•

GTA’s board of directors modifies or withdraws its recommendation that GTA’s stockholders vote in favor of the merger related proposals or

•

the other party breaches any representation or warranty contained in the merger agreement, which breach is not cured within 30 days after giving of written notice to the breaching party of such breach.

Pernix may also terminate the merger agreement if:

•

GTA receives a tender offer or exchange offer for its outstanding shares and the GTA board of directors recommends that GTA’s stockholders accept the offer or fails to recommend against such acceptance within ten (10) days after the offer is made;

•

GTA violates the non-solicitation provisions of the merger agreement;

•

GTA fails to hold the special meeting and submit the proposals related to the merger to the stockholders of GTA by March 24, 2010;

•

as of the closing date, GTA’s net assets are less than $7.5 million, GTA’s net working capital is less than $6.6 million or GTA’s cash and cash equivalents are less than $6.5 million, or, if prior to the closing date, it becomes evident to Pernix that GTA will be unable to satisfy any of these conditions at closing;

•

the NYSE Amex delists GTA’s common stock prior to the closing or refuses to approve the initial  listing application for the combined company’s common stock filed in accordance with NYSE Amex Company Guide 341.

In the event of termination, the merger agreement will become null and void, except that certain provisions relating to fees and expenses and confidentiality of information exchanged between the parties will survive, and termination will not relieve any party from liability for any deliberate breach of the merger agreement.

Expenses and Termination Fees

In general, whether or not the merger is consummated, GTA and Pernix will each pay its respective expenses incident to preparing, entering into and carrying out the merger agreement, and preparing and filing this proxy statement.  We estimate GTA has or will incur approximately $425,000 of  fees and expenses in connection with the merger, including financial advisory fees in connection with the fairness opinion, legal fees and expenses, accountants’ fees and expenses, SEC filing fees, and printing and mailing expenses, whether or not this transaction is consummated.  In addition, if the merger is not consummated, we may be required to pay Pernix a termination fee, as described in the paragraphs below.  If the merger is consummated, we will also be obligated to pay fees to VelocityHealth Securities, Inc., which are described in the section titled "The Merger -  Financial Advisor Fee" on page 47 of this proxy statement.  The foregoing does not include fees and expenses incurred by Pernix in connection with the merger.

If the merger agreement is terminated under the following circumstances, Pernix must pay to GTA a termination fee of $250,000:

•

termination by GTA because the merger has not been consummated by March 31, 2010, due to the breach of a representation or warranty of the merger agreement by Pernix or Pernix's failure to perform its obligations under the merger agreement; or

•

termination by GTA because Pernix's breach of a representation or warranty or failure to perform an obligation under the merger agreement is not cured by Pernix within thirty days following GTA's notice to Pernix of the breach or failure.

If the merger agreement is terminated under the following circumstances, GTA must pay to Pernix a termination fee of $250,000:

•

termination by Pernix because the merger has not been consummated by March 31, 2010, due to the failure of GTA to obtain the approval of GTA shareholders of Proposals 1, 2, 3, and 4, the breach of a representation or warranty of the merger agreement by GTA, or GTA's failure to perform its obligations under the merger agreement;

•

termination by Pernix or GTA because GTA's shareholders do not approve Proposals 1, 2, 3 and 4 at the special meeting;

•

termination by Pernix because GTA's breach of a representation or warranty or failure to perform any other obligation under the merger agreement is not cured by GTA within thirty days following Pernix's notice to GTA of the breach or failure;

•

termination by Pernix because GTA's common stock is removed from listing by NYSE Amex prior to consummation of the merger or because GTA does not obtain NYSE Amex approval of the listing application filed in connection with the merger; or

•

termination by Pernix because GTA's net assets are less than $7.5 million, GTA's net working capital is less than $6.6 million or GTA's cash and cash equivalents are less than $6.5 million, or, if prior to the closing date, it becomes evident to Pernix that GTA will be unable to satisfy these conditions.

If, however, the merger agreement is terminated under the circumstances listed immediately above following the receipt of an "acquisition proposal," GTA will be required to pay a termination fee of $500,000 instead of $250,000.  In addition, if the agreement is terminated for any reason under the circumstances described below, GTA will be required to pay a termination fee of $500,000:

•

termination by Pernix or GTA because GTA's board of directors withdraws or modifies its recommendation of Proposals 1, 2, 3 and 4; or

•

termination by Pernix, because a tender offer is announced for GTA's common stock and GTA's board recommends shareholders tender their shares, or fails to recommend against acceptance of the tender offer within 10 days of the commencement of the tender offer.

Accounting Treatment

The merger will be accounted for under the acquisition method of accounting under generally accepted accounting principles. Under the acquisition method of accounting, the assets and liabilities of GTA will be recorded, as of the completion of the merger, at their respective fair values and added to those of Pernix due to the fact that Pernix is deemed to be the accounting acquirer.  Pernix will record the issuance of common stock through an adjustment of common stock and additional paid in capital and does not anticipate recognizing any goodwill in this transaction.  Financial statements and reported results of operations of GTA issued after completion of the merger will reflect these values.  The historical financials of GTA pre-merger will no longer be reflected but will be replaced with Pernix’s historical financials, as the accounting acquirer.

Material U. S. Federal Income Tax Consequences of the Merger to Holders of GTA Common Stock

GTA’s acquisition by merger of all of the capital stock of Pernix will not result in the recognition of gain or loss for U.S. federal income tax purposes by holders of GTA common stock.

Effect on Net Operating Losses

We currently have approximately $85 million in federal income tax net operating losses (NOLs).  How much a combination like a merger reduces the ability to utilize NOLs to offset future taxes varies depending on the businesses of the combining companies and transaction terms.  We believe the reduction in our ability to utilize NOLs to reduce future taxable income will be greater in connection with this proposed merger than would be the case with some possible alternative combinations.  The factors that affect the reduction in our ability to utilize our NOLs to reduce future taxes are described below.

As a result of the proposed merger, the use of the net operating losses subsequent to the merger will be limited.  When a change in ownership of more than 50 percent of the company’s outstanding stock by shareholders who own 5% or more of its outstanding shares occurs, there is an annual limitation imposed upon the use of the NOLs.  The limitation is equal to the fair market value of the company at the date of the change multiplied by the long-term tax-exempt rate as published by the Internal Revenue Service for the month of the change.  Given the variables used in the calculation, the exact limitation cannot be calculated until the transaction is consummated.  We believe the proposed merger would trigger this provision.

The annual limitation discussed above can be further reduced if more than one-third of the company’s assets are non-business assets.  Because a substantial amount of the company’s assets are investments, this additional limitation would apply.  The fair market value of the company for purposes of calculating the annual limitation must therefore be reduced by the company’s non-business assets.  It is this adjusted fair market value that would be multiplied by the long-term tax-exempt rate to determine the annual NOL limitation.  We believe the proposed merger would trigger this provision.

An additional limitation, the continuity of business or "COBE" limitation, will apply if the company does not continue its historic business for a two-year period following the date of the change in ownership.  If the combined company fails to conduct GTA's historic business, the annual limitation on the use of the NOLs will be reduced to zero.  The determination of whether the combined company has continued its historic business is based on facts and circumstances with no definitive guidance available at present.

The annual limitation, after potential adjustments for non-business assets and the COBE requirement, can be increased for any income or built-in gains that existed at the date of the ownership change and are subsequently recognized by the combined company within the following five years.  The recognition of the income can include the depreciation or amortization of an asset that existed on the date of the change whose fair market value exceeds its tax basis.  For example, if the combined company’s fair market value exceeds the net tax basis of its assets, and the excess is properly characterized as goodwill, the combined company could increase its annual limitation by calculating the amortization of the goodwill over a fifteen-year period.  The goodwill is not amortizable for income tax purposes but would increase the annual NOL limitation during the five-year period following the change in ownership.

The potential limitation on the use of NOLs is demonstrated in the following chart utilizing various fair market value assumptions.

Calculation of Potential Section 382 Limitation Analysis of Impact of Various Trading Prices at Date of Close Non-business Assets Based on September 30, 2009 Balance Sheet
FMV Per Share	$1.00	$1.50	$2.00	$2.50	$3.00	$4.00
Calculation of 382 Limitation:
Equity value	7,317,163	10,975,745	14,634,326	18,292,908	21,951,489	29,268,652
Reduction for non-business assets	(6,901,130)	(6,937,829)	(6,956,326)	(6,967,471)	(6,974,921)	(6,984,256)
Adjusted value	416,033	4,037,916	7,678,000	11,325,437	14,976,568	22,284,396
382 limitation rate	4.48%	4.48%	4.48%	4.48%	4.48%	4.48%
Annual limitation	18,638	180,899	343,974	507,380	670,950	998,341
Deemed Recognized Built-In Gain (1)	––	181,968	425,874	669,779	913,685	1,401,495
Adjusted Annual 382 limitation	18,638	362,867	769,848	1,177,159	1,584,635	2,399,836
Adjusted Annual 382 Limitation if COBE Requirement Is Not Met	––	181,968	425,874	669,779	913,685	1,401,495

———————

(1)

Available only during the five years following the proposed merger.

Interests of Certain Persons in the Merger

When considering the recommendation of the GTA board, you should be aware that some GTA directors and officers have interests in the merger that differ from, or are in addition to, the interests of other GTA stockholders generally.  These different and additional interests include, among others: the continuation of two GTA board members (Mr. Pearce and Mr. Loeb) on the combined company board, Mr. Loeb serving on each of the audit, compensation and nominating committees of the board of directors of the combined company, the Chairman of GTA’s board Mr. Pearce continuing to serve as the Chairman of the combined company’s board, and the current Chief Financial Officer of GTA (Ms. Clifford) continuing to serve as the Chief Financial Officer of the combined company.  Also to be considered is that all options held by GTA officers and directors will vest and Mr. Pearce may elect to terminate his employment with GTA and receive six months of severance pay.  Mr. Pearce has indicated he intends to elect to receive severance as provided in his agreement with GTA.  See "Information About GTA - Outstanding Equity Awards at Fiscal Year-End" on page 69 for description of options and "Information about GTA - Executive Compensation" on page 68 for a description of Mr. Pearce's employment terms.

Board of Directors and Management of the Combined Company Following the Merger

  The combined company will be governed by a board of directors comprised of five persons, of which two will be current directors of GTA and three will be selected by Pernix.  The officers and directors of the combined company after the merger, together with their current positions with either GTA or Pernix, as the case may be, are set forth in the table below.

COMBINED COMPANY POSITION POST MERGER	NAME	GTA OR PERNIX POSITION PRE-MERGER
Director	Anthem Blanchard	N/A
Director	Jan Loeb	GTA Director
Director	James Smith	Pernix Chairman
Chairman of the Board	Michael C. Pearce	GTA President, Chief Executive Officer and Chairman of the Board
President, Chief Executive Officer and Director	Cooper Collins	Pernix President and Chief Executive Officer and Director
Executive Vice President of Operations	Michael Venters	Pernix Executive Vice President of Operations
Chief Financial Officer	Tracy S. Clifford	GTA Chief Financial Officer

Compensation of Executive Officers of the Combined Company

Mr. Collins' compensation is described under the heading "Executive Compensation" on page 110 of this proxy statement.

Ms. Clifford's compensation is described under the heading "Executive Compensation" on page 67 of this proxy statement.

Mr. Venters' compensation is described under the heading "Executive Compensation" on page 110 of this proxy statement.

Compensation of Directors of the Combined Company

Mr. Loeb's compensation for his service as a director of GTA is described under the heading "Director Compensation" on page 69 of this proxy statement.

Mr. Smith's compensation for his service as a director of Pernix is described under the heading "Director Compensation" on page 111 of this proxy statement.

Mr. Pearce was not compensated for his service as a director of GTA as described under the heading "Director Compensation" on page 69 of this proxy statement.

Mr. Collins' compensation for his service as a director of Pernix is described under the heading "Director Compensation" on page 111 of this proxy statement.

Mr. Blanchard does not serve as a director for either GTA or Pernix.

Upon the consummation of the merger, the board of directors of the combined company will determine the compensation of directors of the combined company.

Agreements with Pernix Stockholders and GTA Officers and Directors

Concurrently with the execution and delivery of the merger agreement, GTA and Pernix entered into agreements (i) with all of Pernix's stockholders, who will own approximately 84% of  the combined company's outstanding common stock immediately following the merger and (ii) with all GTA's officers and directors who own approximately 41% of GTA's currently outstanding shares of common stock.  The foregoing agreements contained three basic types of important provisions: voting provisions, transaction protective stock transfer restrictions and lock-up provisions.  The agreements with officers and directors are not uniform.  Therefore, to understand the obligations of each party, you must refer to the specific agreement with that party.

Voting Provisions

All of the members of GTA's board of directors who are expected to hold shares entitled to be voted at the special meeting have agreed to vote their shares of GTA common stock in favor of all the merger related proposals to be considered at the special meeting and to vote against any merger, asset sale or transfer by GTA and any reorganization or other similar event or transaction by GTA that could adversely affect consummation of the merger with Pernix.  The agreements include a grant to Pernix of irrevocable proxies to vote in favor of the merger related proposals.

Transaction Protective Stock Transfer Restrictions

All Pernix stockholders and all GTA executive officers and directors have agreed not to transfer Pernix stock or GTA stock until either the consummation of the merger or termination of the merger agreement.

Lock-up Provisions

Pernix Stockholders

All the Pernix stockholders have agreed to two tiered restrictions on resales and other transfer of the shares of the combined company common stock they receive as a result of the merger.  No resales or other transfers are permitted during the initial period of time (the "Initial Pernix Stockholder Lock-up Term") that ends on the earlier of  (i) one year after the combined company files its Form 8-K (the "Post-Merger 8-K") with the SEC reporting consummation of the merger and containing the information specified in Items 2.01(f), 5.06 and 9.01(c) of Form 8-K or (ii) date the shares become transferable under Rule 144 of the Securities Act of 1933 and the combined company receives an opinion of legal counsel satisfactory to it regarding Rule 144 and other matters.  After the first level of restrictions terminate, the contractual resale restrictions continue for a three-year period that begins on termination of the Initial Pernix Stockholder Lock-up Term, but one third of the shares held by each Pernix stockholder will be released from these contractual transfer restrictions on each anniversary of termination of the Initial Pernix Stockholder Lock-up Term.  (These resale restrictions are referred to as the "Pernix Affiliate Resale Restrictions").  All 41,800,000 (or 20,900,000 following the reverse stock split) shares issued by GTA in the merger will be covered by the Pernix Affiliate Resale Restrictions immediately following the merger.  These provisions are set forth in full in the form of Merger Partner Stockholder Agreement attached as Annex E to this proxy statement.  These contractual resale restrictions are in addition to any restrictions imposed by applicable securities laws.

GTA Executive Officers

The executive officers of GTA (Michael Pearce and Tracy Clifford) have agreed that they will not resell or otherwise transfer any shares of the combined company common stock during period of time (the "Executive Officer Lock-up Term")  that ends on the earlier of  (i) one year after the combined company files its Post Merger 8-K with the SEC or (ii) the date the shares become transferable under Rule 144 of the Securities Act of 1933 and the combined company receives an opinion of legal counsel satisfactory to it regarding Rule 144 and other matters.  (These resale restrictions are referred to as the "GTA Officer Resale Restrictions.")  Assuming there is no change in stock ownership between January 29, 2010 and the effective date of the merger, 420,000 shares subject to outstanding stock options held by GTA's officers (or 210,000 following the reverse stock split) will be subject to the GTA Officer Resale Restrictions immediately following the merger.  These provisions are set forth in full in the form of Executive Officer Stockholder Agreement attached as Annex F to this proxy statement.  These contractual resale restrictions are in addition to any restrictions imposed by applicable securities laws.

GTA Non-Officer Directors (Other than Jonathan Couchman)

Jay Gottlieb, Jan Loeb and  William Vlahos, (all the members of GTA's board of directors other than Jonathan Couchman and Michael Pearce, who executed other agreements described herein) have agreed to two types of restrictions on resale of their shares with the type of restriction dependent on how the person acquired their GTA shares: (i) shares not acquired from GTA or affiliates of GTA are subject to the "Director Open Market Stock Resale Restrictions" described below, and (ii) shares acquired from GTA or its affiliates are subject to the "Director Restricted Stock Resale Restrictions" described below. These provisions are set forth in full in the form of Director Stockholder Agreement attached as Annex G to this proxy statement.

Director Open Market Stock Resale Restrictions.  The Director Open Market Stock Resale Restrictions include two tiered restrictions on resales and other transfers of the shares of the combined company common stock that Messrs. Gottlieb, Loeb and Vlahos acquired from sources other than GTA or GTA's affiliates.  During the first period of 90 days after the closing of the merger, Messrs Gottlieb, Loeb and Vlahos are prohibited from selling or otherwise transferring any shares subject to these restrictions. Thereafter, and continuing until nine months after the closing of the merger, Messrs. Gottlieb, Loeb and Vlahos may sell during any calendar week only a number of shares equal to their pro rata share of 29% of the trading volume of the combined company's stock during the preceding calendar week.  Each individual's pro rata share would be based on the number of shares they own that are subject to this restriction compared to all shares subject to this restriction.  These restrictions terminate nine months after closing of the merger.  Assuming there is no change in stock ownership between January 29, 2010 and the effective date of the merger, 2,656,365 outstanding shares (or 1,328,183 following the reverse stock split) will be subject to the Director Open Market Stock Resale Restrictions immediately after the merger.  These contractual resale provisions are in addition to any restrictions under applicable securities laws.

Director Restricted Stock Resale Restrictions.  The Director Restricted Stock Resale Restrictions require that each of Messrs. Gottlieb, Loeb and Vlahos refrain from selling or transferring any shares of the combined company common stock they acquired from GTA or any affiliate of GTA for a period of time that ends on the earlier of (i) one year after the combined company files its Post Merger 8-K with the SEC or (ii) the date the shares become transferable under Rule 144 of the SEC under the Securities Act of 1933 and the combined company receives an opinion of legal counsel satisfactory to it regarding Rule 144 and other matters.  Assuming there is no change in stock ownership between January 29, 2010 and the effective date of the merger, 200,000 shares (or 100,000 following the reverse stock split) covered by outstanding stock options will be subject to the Director Restricted Stock Resale Restrictions immediately after the merger.  These contractual resale restrictions are in addition to any restrictions imposed by applicable securities laws.

The board of directors of the combined company has the power to release any shares from lock-up earlier than the dates described above.

Financial Adviser Fee

GTA has agreed to pay VelocityHealth Securities, Inc. (“VelocityHealth”) a fee for financial advisory services of $300,000 (of which $25,000 has been paid and $275,000 is due when the merger closes) in connection with the merger.  An additional, $200,000 will become payable if the combined company achieves financial performance milestones as specified in GTA's agreement with VelocityHealth.

MARKET FOR COMMON STOCK AND DIVIDENDS

GTA common stock is traded on The NYSE Amex under the symbol “GTA.”  Pernix common stock is not publicly traded.

As of the record date for the GTA special meeting, there were 7,317,163 shares of GTA common stock outstanding, which were held by approximately _____ holders of record.  Such numbers of stockholders do not reflect the number of individuals or institutional investors holding stock in nominee name through banks, brokerage firms and others.

The following table sets forth, during the periods indicated, the high and low sales prices of GTA common stock as reported on the NYSE Amex.  GTA has not paid any dividends during the periods below.

	Sales Price
	High	Low
2007
First Quarter	$1.87	$1.44
Second Quarter	$3.00	$1.84
Third Quarter	$2.60	$1.70
Fourth Quarter	$2.30	$1.85
2008
First Quarter	$2.27	$1.11
Second Quarter	$1.99	$1.45
Third Quarter	$1.87	$1.40
Fourth Quarter	$1.50	$0.30
2009
First Quarter	$1.36	$0.85
Second Quarter	$1.49	$1.03
Third Quarter	$1.85	$1.21
Fourth Quarter	$2.87	$1.68

On October 6, 2009, the date immediately prior to the public announcement of the signing of the merger agreement, the closing price per share of GTA common stock was $1.68 on the NYSE Amex.  On February 3, 2010, the latest practicable date before the date of this proxy statement, the closing sale price per share of GTA common stock was $______ on the NYSE Amex.

The board of directors of the combined company will determine dividend policy, subject to, among other things, applicable federal and state law and regulations, the earnings and financial condition of the combined company and general economic conditions.  The combined company currently does not expect to pay dividends for the foreseeable future.

PROPOSAL NO. 1

PROPOSAL TO APPROVE THE ISSUANCE OF 41,800,000 SHARES IN THE MERGER

We seek approval of our stockholders to approve the issuance of 41,800,000 shares of GTA common stock to stockholders of Pernix in the merger of Pernix with and into a newly-formed, wholly-owned subsidiary of GTA upon the terms and conditions set forth in the Agreement and Plan of Merger dated October 6, 2009, as more fully described in this proxy statement.

Proposal 1 will be approved if a quorum is present at the special meeting and Proposal 1 receives the affirmative vote of a majority of the votes cast at the special meeting.

For the reasons stated under "The Merger" in this proxy statement (see page 25), the board of directors recommends that you vote FOR approval of Proposal No. 1.

PROPOSAL NO. 2

PROPOSAL TO AMEND ARTICLE I OF GTA’S ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO PERNIX THERAPEUTICS HOLDINGS, INC.

If Proposal No. 1 is passed, we propose to change our name to reflect that our continuing business and operations will be mostly those of Pernix.  This change would be effected by amending Article I of GTA's Articles of Incorporation to read as follows:

ARTICLE I

NAME

The name of the corporation (which is hereinafter called the "Corporation") is:

Pernix Therapeutics Holdings, Inc.

Proposal 2 will be approved if a quorum is present at the special meeting and Proposal 2 receives the affirmative vote of a majority of the votes entitled to be cast at the special meeting.

If our stockholders approve Proposal No. 2 the combined company will file an Amendment to Article I of our Articles of Incorporation with the Secretary of State of the State of Maryland.

The Board of Directors recommends that you vote FOR approval of Proposal No. 2.

PROPOSAL NO. 3

PROPOSAL TO AMEND ARTICLE IV OF GTA’S ARTICLES OF INCORPORATION TO ENABLE THE BOARD OF DIRECTORS TO EFFECT REVERSE STOCK SPLITS

Purpose

In order to obtain NYSE Amex approval for continued listing, it may be required that our common stock trade at a minimum of $3.00 per share.  As of the record date, the closing price of our common stock was $____ per share.  Accordingly, in order to obtain NYSE Amex listing of our common stock, which is a condition to closing the merger agreement, we intend to effect a reverse split of our common stock on the basis of one share for each two shares outstanding.

Section 2-309(e) of the Maryland General Corporation Law permits a corporation's board of directors, without stockholder approval, to effect a reverse stock split that results in a combination of shares of stock at a ratio of not more than 10 shares of stock into one share of stock in any twelve month period, unless otherwise provided in the corporation's charter.  Our Articles of Incorporation contain certain ambiguities regarding whether GTA's board of directors has the power to effect reverse splits without stockholder approval.  To make clear the board of directors' ability to effect reverse splits without stockholder approval to the full extent permitted by law, we propose adding a new Section 6 to Article IV.  A copy of Article IV of GTA's Articles of Incorporation, including the proposed amended language, is attached as Annex B to this proxy statement.  The language to be added to Article IV of GTA's Articles of Incorporation would read as follows:

"Section 6.  BOARD OF DIRECTORS' AUTHORITY TO EFFECT REVERSE STOCK SPLITS.  Notwithstanding any other provision of these Articles of Incorporation, to the fullest extent permitted under applicable law, the board of directors of the Corporation shall have the power to authorize, approve, declare and effect, without stockholder action or approval, any reverse stock split."

Although this proxy statement describes our board of directors' intention to declare a specific reverse stock split, Proposal 3 would authorize our board of directors to effect without shareholder approval any reverse stock split in the future permitted by applicable law and is not limited to the specific reverse stock split described in this proxy statement.  GTA's board of directors may elect not to effect any reverse stock split, or may effect a reverse stock split at a higher or lower ratio than the one for two ratio described in this proxy statement.

If our stockholders approve Proposal No. 3, GTA will file an Amendment to Article IV of our Articles of Incorporation in substantially the form of Annex B to this proxy statement with the Secretary of State of the State of Maryland, whether or not the merger is consummated.

GTA's board of directors intends to use the power afforded by the amendment to Article IV of the Articles of Incorporation to declare a reverse split of the shares of GTA’s common stock on the basis of one share for each two shares outstanding.  The reverse stock split, if implemented, would not change the number of authorized shares of common stock or preferred stock or the par value of our common stock or preferred stock.  Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately prior to the reverse stock split as such stockholder did immediately prior to the split of the combined company.

Certain Risks Associated With the Reverse Stock Split

There can be no assurance that the market price per share of our common stock after the reverse stock split (the “New Shares”) will rise or remain constant in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split (the “Old Shares”) or maintain a high enough per share trading price to maintain the NYSE Amex listing in the future.

After the merger, the market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding.  If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.  In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a reverse stock split are lower than they were before the reverse stock split.  Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.  Trading volume and liquidity may also be affected by stock resale restrictions entered into by GTA's officers and directors and Pernix stockholders.  For a description of the number of shares of the combined company that will be subject to contractual restrictions on resale following the merger, see "The Merger - Agreements with Pernix Stockholders and GTA Officers and Directors" on page 46 of this proxy statement.

Principal Effects of the Reverse Stock Split

Corporate Matters.  If approved and effected, the reverse stock split would have the following effects:

•

Old Shares owned by a stockholder would be exchanged for New Shares;

•

the number of shares of our common stock issued and outstanding will be reduced proportionately based on the reverse stock split ratio;

•

based on the reverse stock split ratio, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options entitling the holders thereof to purchase shares of our common stock, which will result in approximately the same aggregate price being required to be paid for such options upon exercise of such options immediately preceding the reverse stock split;

•

the number of shares reserved for issuance under our 2009 Stock Incentive Plan (if adopted) will be reduced proportionately based on the reverse stock split ratio.

If approved and effected, the reverse stock split will be effected simultaneously for all of our common stock and the ratio will be the same for all of our common stock.  The reverse stock split will affect all our stockholders uniformly including former Pernix stockholders who receive shares in the merger.

Fractional Shares.  No scrip or fractional certificates will be issued in connection with the reverse stock split.  All such shares will be rounded up to the next full share.

Odd Lots.  If approved and effected, the reverse stock split will result in some stockholders owning “odd lots” of less than 100 shares of our common stock.  Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Authorized Shares. Upon the effectiveness of the reverse stock split, because the number of authorized shares of common stock and preferred stock in our Articles of Incorporation will not change, the number of authorized shares of common stock that are not issued or outstanding (and are therefore available for future issuance) would increase due to the reduction in the number of shares of our common stock issued and outstanding resulting from the reverse stock split.  As of the record date, we had 90,000,000 shares of common stock authorized and 7,317,163 shares of common stock issued and outstanding.  Authorized but unissued common stock will be available for future issuance, and we may issue such shares in financings or otherwise.  If we issue additional shares, the ownership interest of holders of our common stock may be diluted.  Also, any future issuance of preferred shares may have rights, preferences or privileges senior to those of our common stock.

Accounting Matters. The reverse stock split will not affect the par value of our common stock.  As a result, as of the effective time of the reverse stock split, the stated capital on the balance sheet attributable to common stock will be reduced proportionately based on the reverse stock split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  The per share net income or loss and net book value of our common stock for past financial periods will be restated because there will be fewer shares of common stock outstanding. The exchange ratio relative to shares to be received by Pernix stockholders will also be adjusted to reflect the reverse stock split, if approved.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the stockholders approve the proposal to amend Article IV of GTA's Articles of Incorporation, we will file an Amendment to Article IV of our Articles of Incorporation with the Secretary of State of the State of Maryland to authorize the board of directors to approve reverse stock splits.  The reverse stock split will become effective when and as declared by the board of directors following filing the amendment.  Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

No Dissenters’ Rights

Under Maryland Law, our stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only.  Further, it does not address any state, local or foreign income or other tax consequences.  Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split will be the same as the stockholder’s aggregate tax basis in the Old Shares exchanged therefore.  The stockholder’s holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the reverse stock split.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts.  Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

Vote Required; Recommendation of Board of Directors

Proposal 3 will be approved if a quorum is present at the special meeting and Proposal 3 receives the affirmative vote of at least two thirds (66-2/3%) of the votes entitled to be cast at the special meeting.

The Board of Directors unanimously recommends a vote for Proposal 3 to amend Article IV of GTA's Articles of Incorporation to enable the Board of Directors to effect reverse stock splits without stockholder approval to the full extent permitted by law.

PROPOSAL NO. 4

PROPOSAL TO APPROVE THE 2009 STOCK INCENTIVE PLAN

General

Our board believes that our growth depends upon the efforts of our officers, directors, employees, consultants, and advisors and that the proposed 2009 Stock Incentive Plan (the “Plan”) will provide an effective means of attracting and retaining qualified key personnel while encouraging long-term focus on maximizing stockholder value following the consummation of the merger.  The Plan has been adopted by the board of directors, subject to approval by our stockholders and the consummation of the merger.  The principal features of the Plan are summarized below.  This summary is qualified in its entirety, however, by reference to the Plan, which is attached to this Proxy Statement as Annex C.

Purpose of the Proposal

We believe that providing officers, directors, employees, consultants and advisors with a proprietary interest in the growth and performance of the combined company is crucial to stimulating individual performance while at the same time enhancing stockholder value.  There are no shares remaining available to be granted under GTA’s only other current long-term incentive plan, the 2007 Stock Incentive Plan.  As such, we believe that the Plan will be integral to our ability to attract, retain, and motivate key personnel and board members following the consummation of the merger in a manner aligned with the interests of stockholders.

Terms of the Plan

Administration of the Plan.  The Compensation Committee of the board or a sub-committee thereof (the “Committee”) will generally administer the Plan, and has the authority to make awards under the Plan and establish the terms of the awards.  The Committee will also generally have the authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for proper administration of the Plan.  Subject to the limitations specified in the Plan, the Committee may delegate its authority to appropriate officers of our Company with respect to grants to employees or consultants who are not subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) or Section 162(m) of the Internal Revenue Code (the “Code”).

Eligibility.  Key employees, officers, and directors of the combined company and our consultants or advisors will be eligible to receive awards (“Incentives”) under the Plan once they have been designated as Plan participants.  Incentives under the Plan may be granted in any one or a combination of the following forms:  incentive stock options under Section 422 of the Code, non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards.  Each of these types of Incentives is discussed in more detail in “Types of Incentives” below.

Shares Issuable through the Plan.  A total of 7,367,574 shares of our common stock are authorized for issuance under the Plan.  After adjustment for the reverse stock split described in connection with Proposal 3, the number of shares authorized for issuance under the Plan will be 3,683,787.  The closing price of a share of our common stock, as quoted on the NYSE Amex on January 29, 2010 was $____.

Limitations and Adjustments to Shares Issuable under the Plan.  Incentives relating to no more than 2,200,000 shares of our common stock may be granted to a single participant in any fiscal year.  Incentives relating to no more than an aggregate of 3,000,000 shares of our common stock may be granted as restricted stock, restricted stock units and other stock-based awards.  Grants of restricted stock, restricted stock units, or other stock-based amounts up to an aggregate of 2,000,000 shares may be made without compliance with the minimum vesting periods set forth in the Plan.  These minimum vesting periods, as well as certain exceptions, are discussed below under “Restricted Stock”.  The maximum number of shares that may be issued upon exercise of options intended to qualify as incentive stock options under the Code is 7,367,574.

For purposes of determining the maximum number of shares of common stock available for delivery under the Plan, shares that are not delivered because an Incentive is forfeited, canceled, or settled in cash will not be deemed to have been delivered under the Plan.  With respect to stock appreciation rights paid in shares, all shares to which the stock appreciation rights relate are counted against the Plan limits, rather than the net number of shares delivered upon exercise of the stock appreciation rights.

Proportionate adjustments will be made to all of the share limitations provided in the Plan, including shares subject to outstanding Incentives, in the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares, or other change in the shares of common stock, and the terms of any Incentive will be adjusted to the extent appropriate to provide participants with the same relative rights before and after the occurrence of any such event.

Amendments to the Plan.  The board may amend or discontinue the Plan at any time.  However, our stockholders must approve any amendment to the Plan that would:

•

materially increase the benefits accruing to participants;

•

materially increase the number of shares of common stock that may be issued through the Plan;

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materially expand the classes of persons eligible to participate;

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expand the types of awards available for grant;

•

materially extend the term of the Plan;

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materially reduce the price at which common stock may be offered through the Plan; or

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permit the repricing of an option or stock appreciation right.

Duration of the Plan.  No Incentives may be granted under the Plan after October 5, 2019.

Types of Incentives.  Each of the types of Incentives that may be granted under the Plan is described below:

Stock Options.  A stock option is a right to purchase shares of common stock from the Company.  The Committee will determine the number and exercise price of the options, and the time or times that the options become exercisable, provided that the option exercise price may not be less than the fair market value of a share of common stock on the date of grant, except for an option granted in substitution of an outstanding award in an acquisition transaction.  The term of an option will also be determined by the Committee, but may not exceed ten years.  The Committee may accelerate the exercisability of any stock option at any time.  As noted above, the Committee may not, without the prior approval of our stockholders, decrease the exercise price for any outstanding option after the date of grant.  In addition, an outstanding option may not, as of any date that the option has a per share exercise price that is greater than the then current fair market value of a share of common stock, be surrendered to us as consideration for the grant of a new option with a lower exercise price, another Incentive, a cash payment, or shares of common stock, unless approved by our Company’s stockholders.  Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Code.

The option exercise price may be paid in cash; by check; in shares of common stock; through a “cashless” exercise arrangement with a broker approved by our Company; if approved by the Committee, through a net exercise procedure; or in any other manner authorized by the Committee.

Restricted Stock.  The Committee may grant shares of common stock subject to restrictions on sale, pledge, or other transfer by the recipient for a certain restricted period.  The restricted period must be a minimum of three years with the following exceptions: shares vesting based on the attainment of performance goals and shares granted to outside directors.  If vesting of the shares is subject to the future attainment of specified performance goals, the restricted period for employees, consultants, or advisors must be at least one year.  However, in addition to the previously described exceptions, a Plan aggregate total of 2,000,000 shares of common stock may be issued in connection with restricted stock, restricted stock units, or other stock-based awards without compliance with these minimum vesting periods.  All shares of restricted stock will be subject to such restrictions as the Committee may provide in an agreement with the participant, including provisions that may obligate the participant to forfeit the shares to us in the event of termination of employment or if specified performance goals or targets are not met.  Subject to restrictions provided in the participant’s incentive agreement and the Plan, a participant receiving restricted stock shall have all of the rights of a stockholder as to such shares, including the right to receive dividends.

Restricted Stock Units.  A restricted stock unit, or RSU, represents the right to receive from the Company one share of common stock on a specific future vesting or payment date.  All RSUs will be subject to such restrictions as the Committee may provide in an agreement with the participant, including provisions which may obligate the participant to forfeit the units in the event of termination of employment or if specified performance goals or targets are not met.  Subject to the restrictions provided in the agreement and the Plan, a participant receiving RSUs has no rights of a stockholder until shares of common stock are issued to the participant.  Restricted stock units may be granted with dividend equivalent rights.

Stock Appreciation Rights.  A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares of common stock determined by dividing the product of the number of shares as to which the stock appreciation right is exercised and the amount of the appreciation in each share by the fair market value of a share on the date of exercise of the right.  The Committee will determine the base price used to measure share appreciation, whether the right may be paid in cash, and the number and term of stock appreciation rights, provided that the term of a SAR may not exceed ten years.  The Committee may accelerate the exercisability of any SAR at any time.  The Plan restricts decreases in the base price and certain exchanges of SARs on terms similar to the restrictions described above for options.

Other Stock-Based Awards.  The Plan also permits the Committee to grant to participants awards of shares of common stock and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, or the appreciation in value of, shares of common stock (other stock-based awards).  The Committee has discretion to determine the times at which such awards are to be made, the size of such awards, the form of payment, and all other conditions of such awards, including any restrictions, deferral periods, or performance requirements.  Other stock-based awards are subject to the same minimum vesting requirements and exceptions described above for restricted stock and restricted stock units.

Performance Goals for Section 162(m) Awards.  Performance-based compensation does not count toward the $1 million limit on our Company’s federal income tax deduction for compensation paid to its most highly compensated executive officers.  Grants of restricted stock, restricted stock units, or other stock-based awards that we intend to qualify as performance-based compensation under Section 162(m) must be made subject to the achievement of pre-established performance goals.  The pre-established performance goals, as provided in the Plan, will be based upon any or a combination of the following criteria relating to our Company or one or more of our divisions or subsidiaries: earnings per share; return on assets; an economic value added measure; stockholder return; earnings or earnings before interest, taxes and amortization; stock price; total stockholder return; return on equity; return on total capital; return on assets or net assets; revenue; reduction of expenses; free cash flow; income or net income; income before tax; operating income or net operating income; gross profit; operating profit or net operating profit; operating margin or profit margin; return on operating revenue; return on invested capital; or market segment share.  For any performance period, the performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or industry benchmarks, or relative to levels attained in prior years.  Performance measurements may be adjusted as specified under the Plan.

Our Committee has authority to use different targets from time to time within the scope of the Plan’s performance goals as listed above.  The regulations under Section 162(m) require that the material terms of the performance goals be reapproved by our stockholders every five years.  To qualify as performance-based compensation, grants of restricted stock, restricted stock units and other stock-based awards will be required to satisfy the other applicable requirements of Section 162(m).

Termination of Employment.  In the event that a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement, or normal retirement, any Incentives may be exercised, shall vest, or shall expire at such times as may be determined by the Committee and as provided in the applicable incentive agreement.

Change in Control.  Upon a change in control of our Company, as defined in the Plan or in an incentive agreement, or immediately prior to the closing of a transaction that will result in a change in control if consummated, all outstanding Incentives granted pursuant to the Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any Incentives shall lapse, and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by the Company without the necessity of action by any person.

In addition, upon a change in control our Committee will have the authority to take a variety of actions regarding outstanding Incentives.  Within certain time periods and under certain conditions, our Committee may:

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require that all outstanding Incentives be exercised by a certain date;

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require the surrender to our Company of some or all outstanding Incentives in exchange for a stock or cash payment for each Incentive equal in value to the per-share change in control value, calculated as described in the Plan, over the exercise or base price;

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make any equitable adjustment to outstanding Incentives as the Committee deems necessary to reflect our corporate changes; or

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provide that an Incentive shall become an Incentive relating to the number and class of shares of stock or other securities or property (including cash) to which the participant would have been entitled in connection with the change of control transaction if the participant had been a stockholder.

Transferability of Incentives.  No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code; or (d) as to options only, if permitted by the Committee and so provided in the relevant incentive agreement, to immediate family members or to a partnership, limited liability company or trust for which the sole owners, members or beneficiaries are the participant or immediate family members.

Tax Withholding.  We may withhold from any payments or stock issuances under the Plan, or collect as a condition of payment, any taxes required by law to be withheld.  The participant may, but is not required to, satisfy his or her withholding tax obligation by electing to deliver currently owned shares of common stock, or to have our Company withhold from the shares the participant would otherwise receive, shares, in either case having a value equal to the minimum amount required to be withheld.  This election must be made prior to the date on which the amount of tax to be withheld is determined, and for participants who are not subject to Section 16 of the Exchange Act, is subject to the Committee’s right of disapproval.

Purchase of Incentives.  The Committee may approve the purchase by our Company of an unexercised or unvested Incentive from the holder by mutual agreement.

Federal Income Tax Consequences

The federal income tax consequences related to the issuance of the different types of Incentives that may be awarded under the Plan are summarized below.  Participants who are granted Incentives under the Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.

Stock Options.  A participant who is granted an incentive stock option normally will not realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year the option is granted.

While an employee generally will not recognize any income upon the exercise of any incentive stock option, the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Code.  The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items.  An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the holding periods).  An employee disposing of such shares before the expiration of the holding periods will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise.  The remaining gain, if any, will be capital gain.  Our Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares received upon exercise before the expiration of the holding periods.

When a non-qualified stock option granted through the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares acquired and the aggregate fair market value of the shares acquired on the exercise date and, subject to the limitations of Section 162(m) of the Code, we will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

If the exercise price of a non-qualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares.  The compensation income recognized on exercise of these options is added to the basis of the shares received.  If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the holding periods, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered.  If the applicable holding period has been met on the date of exercise, there will be no income recognition and the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.

Restricted Stock.  Unless the participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and we will not be allowed a tax deduction, at the time the restricted stock award is granted.  When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.  If the participant files an election under Section 83(b) of the Code within 30 days of the date of grant of restricted stock, the participant will recognize ordinary income as of the date of the grant equal to the fair market value of the stock as of that date, and our Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).  Any future appreciation in the stock will be taxable to the participant at capital gains rates.  If the stock is later forfeited, however, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Restricted Stock Units.  A participant will not be deemed to have received taxable income upon the grant of restricted stock units.  The participant will be deemed to have received taxable ordinary income at such time as shares are distributed with respect to the restricted stock units in an amount equal to the fair market value of the shares distributed to the participant.  Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income of the participant, subject to any applicable limitations under Section 162(m) of the Code.  The basis of the shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares.

Stock Appreciation Rights.  Generally, a participant who is granted a stock appreciation right under the Plan will not recognize any taxable income at the time of the grant.  The participant will recognize ordinary income upon exercise equal to the amount of cash or the fair market value of the stock received on the day it is received.

In general, there are no federal income tax deductions allowed to our Company upon the grant of stock appreciation rights.  Upon the exercise of the stock appreciation right, however, we will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under Section 162(m).

Other Stock-Based Awards.  Generally, a participant who is granted another stock-based award under the Plan will recognize ordinary income at the time the cash or shares of common stock associated with the award are received.  If stock is received, the ordinary income will be equal to the excess of the fair market value of the stock received over any amount paid by the participant in exchange for the stock.

In the year that the participant recognizes ordinary taxable income in respect of such award, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under Section 162(m).

Section 409A.  If any Incentive constitutes non-qualified deferred compensation under Section 409A of the Code, it will be necessary that the Incentive be structured to comply with Section 409A of the Code to avoid the imposition of additional tax, penalties, and interest on the participant.

Tax Consequences of a Change of Control.  If, upon a change of control of our Company, the exercisability, vesting or payout of an Incentive is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated Incentives over the purchase price of such shares, if any, may be characterized as “parachute payments” (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee.  The base amount generally is the average of the annual compensation of the employee for the five years preceding such change in ownership or control.  An “excess parachute payment,” with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount.  If the amounts received by an employee upon a change of control are characterized as excess parachute payments, the employee will be subject to a 20% excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

The foregoing discussion summarizes the federal income tax consequences of Incentives that may be granted under the Stock Plan based on current provisions of the Code, which are subject to change.  This summary does not cover any foreign, state or local tax consequences.

Equity Compensation Plan Information

The following table presents summary information about GTA's existing equity compensation plans as of January 29, 2010. We submitted all of our equity compensation plans to our stockholders for approval.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	740,000	$2.30	0

Equity compensation plans not approved by security holders	––	––	––

Total	740,000	$2.30	0

Vote Required

The affirmative vote of the holders of at least a majority of votes cast by shares represented in person or by proxy at the special meeting will be required for approval of Proposal No. 4.

The board of directors unanimously recommends a vote FOR the approval of our proposed 2009 Stock Incentive Plan.

PROPOSAL NO. 5

PROPOSAL TO ADJOURN OR POSTPONE SPECIAL MEETING

If we lack a sufficient number of votes to approve Proposals 1, 2, 3 and 4, we may submit to stockholders a motion to adjourn or postpone the special meeting.

If a quorum is present at the meeting, a majority of the votes cast is required to approve such a motion.  If a quorum is not present, under GTA's bylaws such a motion requires the affirmative vote of a majority of the shares present at the meeting.

For the reasons stated under the section titled "The Merger" (see page 25), the board of directors unanimously recommends that you vote FOR approval of Proposal No. 5, if such a motion is made as described above.

INFORMATION ABOUT GTA

Our Business

GTA was originally formed to capitalize upon consolidation opportunities in the ownership of upscale golf courses throughout the United States.  Incorporated in Maryland on November 8, 1996, we were structured as an “UPREIT,” which is a structure in which a publicly held REIT acts as general partner of an operating partnership.  From 1997 through 1999, we acquired interests in 47 golf courses.  Our interests in the golf courses were held through Golf Trust of America, L.P., a Delaware limited partnership that we control, and through other wholly-owned subsidiaries of GTA and Golf Trust of America, L.P.  We refer to this partnership and its subsidiaries as our operating partnership.  In this proxy statement, the term “Company,” “we” or “us” generally includes GTA, the operating partnership and all of our subsidiaries.

On February 25, 2001, our board of directors adopted, and on May 22, 2001, the holders of our common and preferred stock approved, a plan of liquidation (the “POL”) for GTA. The POL contemplated the sale of all of our assets and the payment of, or provision for, our liabilities and expenses, and authorized us to establish a reserve to fund our contingent liabilities.  As required by generally accepted accounting principles, or GAAP, we adopted the liquidation basis of accounting for all accounting periods beginning on or after May 22, 2001.  Subsequently, we sold 45 of the 47 (18-hole equivalent) golf courses in which we once held interests pursuant to the POL.  Since 2002, we have not qualified as a REIT.

On July 16, 2007, we sold the Innisbrook Resort and Golf Club, and on July 30, 2007, our board, believing that the termination of the POL afforded us flexibility in maximizing value for our stockholders, adopted a resolution declaring it advisable to terminate the POL.  On November 8, 2007, our stockholders approved the proposal to terminate the POL.  Therefore, financial statements subsequent to this date are presented under the going concern basis as an operating company rather than under the liquidation basis of accounting.

On January 23, 2009, we completed the sale of the Wildwood Country Club and the Country Club of Woodcreek Farms by a wholly-owned subsidiary, GTA-Stonehenge, LLC, for approximately $4,100,000.  GTA-Stonehenge, LLC had an approximately $4,100,000 outstanding debt which was retired with the proceeds of that sale.  Since that date, we have not owned any golf properties or had any material corporate debt, and we have been focused on the process of examining other strategic opportunities. As of December 16, 2009, our only remaining real estate asset is approximately 118 acres of undeveloped land, also containing commercially harvestable timber, in Charleston County, South Carolina, which we obtained in the legal settlement of a matter referred to as the Young Complaints.

At September 30, 2009, our cash balance was approximately $7,012,000.  We also expect to continue receive cash payments pursuant to a promissory note which was executed in the settlement of the Young Complaints according to the following schedule: (a) approximately $133,000 principal due on January 1, 2010, and (b) approximately $134,000 principal due on January 1, 2011.  In the event the remaining installments are not received timely, the note provides for an additional installment of approximately $3,377,000 in principal, plus interest.  Also, the board continues to assess future plans for the land in Charleston County, South Carolina, which could provide additional liquidity.  Due to the current low interest rates, we realize only a nominal amount of interest income on our cash balances at the present time.

Our Staff

At September 30, 2009, our staff consisted of two executive officers, our Chief Executive Officer and Chief Financial Officer, as well as one part-time corporate accounting supervisor.  Our staff has been downsized as part of the cost reduction initiatives related to our corporate overhead.

Risks Related to GTA

We may be confronted by significant challenges if we attempt to grow our operations.

If the proposals in this proxy statement are not approved by our shareholders, we will continue to seek to grow within areas of historical expertise and areas that our management considers to be of logical interest, but will also pursue acquisitions and other business combinations.  While we believe that there are numerous potential target businesses that we could evaluate and pursue, our ability to consummate a transaction may be limited by our available financial resources.  We may be unable to obtain additional financing, if required, to complete a business combination or to fund the operations and growth of the target business, which could compel us to restructure or abandon a particular business combination.

We may also issue shares of common stock, preferred stock or debt securities to complete a business combination.  We may grant options or other equity awards to our new management or the management of a target business in a business combination, both of which would reduce the equity interest of our current stockholders and could cause a change in control.

Our ability to successfully effect a business combination or otherwise expand our business will be dependent upon the efforts of our key personnel, all of whom joined us following the termination of the plan of liquidation, or those who would prospectively join in conjunction with a business combination.

Finally, our financial resources may initially dictate that we will only be able to complete one business combination or growth initiative, which will cause us to be increasingly dependent on a single business and its products or services.  In this case, we may not be able to satisfactorily diversify our operations or benefit from the possible spreading of risks or offsetting of losses, unlike other entities, which may have the resources to complete several business combinations in different industries or different areas of a single industry.

Our ability to utilize NOLs to offset future taxable income will be reduced significantly, or eliminated, as a result of the proposed merger.  This reduction may be greater in this merger than for other possible combinations.

We currently have approximately $85 million in federal income tax net operating losses (NOLs).  How much a combination like a merger reduces the ability to utilize NOLs to offset future taxes varies depending on the businesses, assets and share ownership of the of the combining companies and transaction terms.  We believe the reduction in our ability to utilize NOLs to reduce future taxable income will be greater in connection with this proposed merger than would be the case with some possible alternative combinations.  The factors that will affect the reduction in our ability to utilize our NOLs to reduce future taxes are (i) whether a 50% or greater change in ownership by current 5% stockholders occurs (ii) whether the percentage of total assets consisting of assets not used in the business exceeds 33-1/3% and (iii) whether the combined company continues to operate GTA's historical business for at least two years.  The reasons we believe these factors will result in substantial reduction of the combined company's ability to utilize GTA's NOLs, and the probable amounts of such reductions, are described in the section of this proxy statement entitled "The Merger - Effect on Net Operating Losses" on page 44 of this proxy statement.

The market price of our common stock has been, and is likely to continue to be, highly volatile.

The average daily trading volume of our common stock has historically been relatively low and is likely to continue to be low.  As a result of this relatively low trading volume, our stock price can be highly volatile.  Any large sales could have a negative effect on our stock price and its volatility.

If we cease to meet NYSE Amex listing standards in the future, the NYSE Amex could delist our securities from quotation on its exchange, which could limit investors’ ability to complete transactions in our securities and cause a decline in the trading price of our common stock.

Our common stock is listed on the NYSE Amex.  The delisting of our common stock from trading on the NYSE Amex could have adverse consequences, including a limited availability of market quotations for our common stock, a reduction in the amount of news coverage for us, a decreased ability to issue additional securities or obtain additional financing in the future, reduced attractiveness as a business combination partner, and a decline in the trading price of our common stock.

If we are unable to retain certain key executives, our financial results may be negatively impacted, as well as our ability to remain a timely filer.

Our ability to continuously maintain operations depends to a large extent on the experience and ability of our Chairman, President and Chief Executive Officer, Michael C. Pearce.  We believe that a loss of Mr. Pearce’s services could materially harm our ability to maximize existing assets and develop avenues for expansion.

We are highly dependent on the services of Tracy S. Clifford, our Chief Financial Officer.  If Ms. Clifford were to resign, we would likely seek to hire a replacement for her, the cost of which would depend on our determination of the experience and skills that must be possessed by her replacement in light of our financial condition, our assets, and the complexity of any issues bearing on us at that time.

If we are unable to retain these two key executives, ordinary business operations and regulatory compliance timeliness may be jeopardized.  Additionally, we anticipate that if we do not complete the proposed merger, our ability to retain these two key employees, and attract new, valuable employees, may be further hindered.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers of GTA

The table below presents information about our directors and executive officers.

Name	Age	Year First Appointed or Elected to the Board	Position, Principal Occupation, Business Experience and Directorships
Jan H. Loeb	51	2006

Mr. Loeb has been an independent director under the rules of the NYSE Amex since November 17, 2006 and Chairman of the Audit Committee since October 10, 2007.  He is the Audit Committee’s financial expert and also serves on the Nominating Committee. Mr. Loeb is currently a portfolio manager for Leap Tide Capital Management, Inc., a position he has held since February 2005.  From February 2004 through January 2005, Mr. Loeb was a portfolio manager for Chesapeake Partners.  From January 2002 through December 2004, Mr. Loeb was a Managing Director of Jefferies & Company, Inc., an investment banking firm based in New York City.  From 1994 through 2001, Mr. Loeb was a Managing Director of Dresdner Kleinwort and Wasserstein, Inc., an investment banking firm based in New York City, which was formerly known as Wasserstein Perella & Co., Inc.  Mr. Loeb also serves on the board of directors of American Pacific Corporation, a chemical and aerospace corporation, and TAT Technologies, LTD, which provides services and products to the military and commercial aerospace and ground defense industries.  He serves on the boards of numerous charitable organizations.  Mr. Loeb holds a Bachelor of Business Administration from Bernard M. Baruch College.

Michael C. Pearce	48	2007

Mr. Pearce has been a director since September 17, 2007 and Chief Executive Officer and President since November 8, 2007.  He has been Chairman of the board of directors since December 17, 2007.  Mr. Pearce has been a private investor in various companies since 2002, with emphasis in distressed securities of publicly-traded entities.  From late 1999 through 2001, he served as Chief Executive Officer of iEntertainment Network.  From 1996 to 1998, he served as Senior Vice President of Sales and Marketing of publicly-traded VocalTec Communications, later returning in 1999 in a consulting capacity to its Chairman on matters pertaining to strategic alternatives, business development and mergers and acquisitions.  From 1983 to 1996, he was employed in various technology industry management positions, including Senior Vice President of Sales and Marketing at Ventana Communications, a subsidiary of Thomson Corporation, Vice President of Sales at Librex Computer Systems, a subsidiary of Nippon Steel, and National Sales Manager at Hyundai Electronics America.  From 1979 to 1983, he attended Southern Methodist University.  Mr. Pearce also serves on the boards of directors of AVP, Inc. and Spatializer Audio Laboratories, Inc.

Name	Age	Year First Appointed or Elected to the Board	Position, Principal Occupation, Business Experience and Directorships
Jonathan M. Couchman	40	2007

Mr. Couchman has been an independent director under the rules of the NYSE Amex since December 14, 2007. Mr. Couchman serves on the Audit, Nominating and Compensation Committees. He is the Managing Member of Couchman Capital LLC, which is the investment manager of Couchman Investments LP and Couchman International Ltd., private partnerships established in 2001.  Couchman Capital LLC is also the general partner of Couchman Partners LP, a private investment partnership established in 2001.  In addition, Mr. Couchman is the President of Couchman Advisors, Inc., a management advisory company.  Mr. Couchman currently serves as Chief Executive Officer and Chairman of the board of directors of Footstar Inc., formerly a national footwear retailer.  He has held the position of Chairman of the board since February 2006 and was appointed Chief Executive Officer in January 2009.   He is a member of the CFA Institute and the New York Society of Security Analysts and holds a Bachelor of Science in Finance from the California State University at Chico.

Jay A. Gottlieb	65	2007

Mr. Gottlieb has been an independent director under the rules of the NYSE Amex since December 14, 2007 and Chairman of the Compensation Committee since December 17, 2007.  He also serves on the Audit Committee.  He has been a private investor in various companies since 1998.  He is involved in analysis and investment in undervalued special situations and shell corporations.  He presently owns between 5% and 22% of 10 public companies and is a member of the board of directors of Spatializer Audio Laboratories, Inc. and Reliability, Inc.  From 1992 to 1998 he was the editor of an investment service that analyzed and published extensive data on companies planning initial public offerings.  From 1977 to 1991 Mr. Gottlieb was the President and Chairman of the board of The Computer Factory, Inc., a NYSE listed nationwide organization involved in retail and direct sales, servicing and leasing of personal computers.  From 1969 to 1988 he was President of National Corporate Sciences, Inc., a registered investment advisory service.  Mr. Gottlieb holds a Bachelor of Arts from New York University.

William Vlahos	43	2007

Mr. Vlahos has been a member of the board of directors since December 14, 2007.  He is an independent director under the rules of the NYSE Amex, and serves as Chairman of the Nominating Committee and a member of the Compensation Committee.  He is the portfolio manager and managing director of Odyssey Value Advisors, LLC.  Odyssey Value Advisors is a San Francisco based hedge fund investing in "deep value" securities, special situations and other portfolio positions believed to be trading at significant discount to intrinsic value.  He is a past president and past board member of The Guardsmen, a San Francisco based non-profit serving at-risk children and a past board member of the Koret Family House serving critically ill children.  He holds a Bachelor of Arts from the University of California, Los Angeles.

Name	Age	Year First Appointed or Elected to the Board	Position, Principal Occupation, Business Experience and Directorships
Tracy S. Clifford	40	N.A.

On January 18, 2008, Ms. Clifford was appointed our Chief Financial Officer.  Previously, Ms. Clifford served as our Principal Accounting Officer since February 5, 2007, and as our Corporate Secretary since February 20, 2007.  Ms. Clifford had been our Controller since September 1999.  Before joining GTA, Ms. Clifford served as a Director of Finance (February 1999 to September 1999) and Manager of Accounting and Financial Reporting (May 1995 to February 1999) at United Healthcare of Georgia in Atlanta.  From June 1993 to May 1995, Ms. Clifford served as Manager of Accounting (January 1994 to May 1995) and Senior Accountant (June 1993 to January 1994) at North Broward Hospital District in Fort Lauderdale, Florida.  Ms. Clifford began her career at Deloitte & Touche in Miami, Florida, where she was an auditor primarily for clients in the healthcare industry from September 1991 to June 1993. Ms. Clifford holds a Bachelor of Science degree in Accounting from the College of Charleston and a Master’s degree in Business Administration with a concentration in finance from Georgia State University.  Ms. Clifford is a member of the South Carolina Association of CPAs and the American Institute of CPAs and serves as an adjunct faculty member in the School of Business and Economics at the College of Charleston.

Committees of GTA's Board

Audit Committee

Role.  Under its charter, the Audit Committee’s responsibilities include:

•

The appointment, compensation, retention, evaluation and oversight of the work of our independent registered public accounting firm;

•

Reviewing the experience and qualifications of the senior members and lead partner of our independent registered public accounting firm;

•

Reviewing, evaluating and approving the annual engagement proposal of our independent registered public accounting firm;

•

The pre-approval of all auditing services and all non-audit services permitted to be performed by our independent registered public accounting firm;

•

Determining the independence of our independent registered public accounting firm;

•

Reviewing any audit problems or difficulties our independent registered public accountants may encounter in the course of their audit work;

•

Reviewing all proposed “related person” transactions for potential conflict-of-interest situations;

•

Reviewing and discussing with management and GTA’s independent registered public accounting firm annual audited financial statements, quarterly financial statements, material accounting principles applied in financial reporting and any other release of financial information;

•

Reviewing and discussing with management our policies with respect to risk assessment and risk management;

•

Reviewing the integrity, adequacy and effectiveness of GTA’s accounting and financial controls, both internal and external, with the assistance of management and our independent registered public accounting firm;

•

Discussing with the Chief Executive Officer and Chief Financial Officer the processes involved in preparing their certifications regarding the operation of our internal controls which are filed with our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q;

•

Reviewing reports from management and the independent registered public accountants relating to the status of compliance with laws, regulations and internal procedures;

•

Approving and monitoring our compliance with our Code of Business Conduct and Ethics, which covers the conduct and ethical behavior of the directors, officers and employees of, and consultants and contractors to, us and our subsidiaries; and

•

Establishing procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by us.

Composition.  Our Audit Committee consists of Messrs. Loeb, Couchman, and Gottlieb, each of whom is independent under the rules of the NYSE Amex Exchange.  Each member of our Audit Committee also meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.  Mr. Loeb was appointed Chairman of the Audit Committee on October 10, 2007.  None of the members of our audit committee has participated in the preparation of our consolidated financial statements or those of our subsidiaries during the past three years, and all are able to read and understand fundamental financial statements and are financially literate under the applicable rules of the NYSE Amex Exchange.

Audit Committee Financial Expert.  The Securities and Exchange Commission defines “an audit committee financial expert” as a person who has the following attributes:

•

An understanding of accounting principles generally accepted in the United States and financial statements;

•

The ability to assess the general application of those principles in connection with the accounting for estimates, accruals and reserves;

•

Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s consolidated financial statements, or experience actively supervising one or more persons engaged in such activities;

•

An understanding of internal control over financial reporting; and

•

An understanding of audit committee functions.

The Securities and Exchange Commission specifies that these attributes must be obtained through:

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Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

•

Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

•

Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

•

Other relevant experience.

The board of directors has determined that Mr. Loeb is an “audit committee financial expert” for purposes of the Securities and Exchange Commission’s rules.

Charter.  A copy of the Audit Committee charter is available on GTA's website, www.golftrust.com.

Compensation Committee.

Role.  Under its charter, the Compensation Committee’s responsibilities include:

•

Reviewing our compensation practices and policies to ensure they provide appropriate motivation for corporate performance and increased stockholder value;

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The approval (or recommendation, where stockholder approval is required) of any adoption, amendment or termination of compensation programs and plans;

•

Overseeing the administration of our compensation programs and plans, including the determination of the directors and employees who are to receive awards and the terms of those awards;

•

The periodic survey of compensation practices of comparable companies;

•

The annual review and approval of compensation and benefits to directors and senior executives;

•

The review and approval of compensatory agreements and benefits;

•

The review and approval of our policies and procedures with respect to expense accounts and perquisites;

•

The review and approval of annual corporate goals and objectives for our Chief Executive Officer;

•

The review of the performance of our Chief Executive Officer with regard to such goals and objectives with the independent members of the board of directors and communication of the evaluation of the board of directors to our Chief Executive Officer;

•

Analyzing and making recommendations to the board of directors regarding the directors’ and officers’ indemnification and insurance matters; and

•

Conducting an annual performance evaluation of the Compensation Committee.

Composition.  The Compensation Committee of the board of directors consists of Messrs. Gottlieb, Couchman and Vlahos, each of whom is independent under the rules of the NYSE Amex Exchange.  The Chairman of the Compensation Committee is Mr. Gottlieb.

Charter.  A copy of the Compensation Committee charter is available on GTA's website, www.golftrust.com.

Nominating Committee.

Role.  Under its charter, the Nominating Committee’s responsibilities include:

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Establishing criteria for selecting new directors;

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Considering and recruiting candidates to fill new positions on the board of directors, including candidates recommended by stockholders;

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Conducting appropriate inquiries to establish a candidate’s compliance with the qualification requirements established by the Nominating Committee;

•

The assessment of the performance, contributions and qualifications of individual directors, including those directors slated for re-election;

•

The recommendation of director nominees for approval by the board of directors;

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The evaluation of the performance of the board of directors as a whole and of the Nominating Committee at least annually; and

•

Reviewing and making recommendations to the board of directors with respect to any proposal properly presented by a stockholder for inclusion in our annual proxy statement (which may be referred to any other committee of the board of directors as appropriate in light of the subject matter of the proposal).

The Nominating Committee has established the following minimum qualifications that must be satisfied by each director nominee recommended by it to the board of directors:

•

Director nominees should have a reputation for integrity, honesty and adherence to high ethical standards;

•

Director nominees should have experience and the ability to exercise sound judgment in matters that relate to the current and long-term objectives of GTA and should be willing and able to contribute positively to the decision-making process of GTA;

•

Director nominees should have a commitment to understand GTA and its industry and to regularly attend and participate in meetings of the board and its committees;

•

Director nominees should have the interest and ability to understand and consider the sometimes conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, while acting in the interests of our stockholders; and

•

Director nominees should not have, nor appear to have, a conflict of interest that would impair the director nominee’s ability to represent the interests of our stockholders and to fulfill the responsibilities of a director.

In addition to the minimum qualifications for each director nominee set out above, the Nominating Committee will only recommend a director nominee to the board of directors where, if the director nominee is elected or appointed:

•

A majority of the board of directors will be independent under the rules of the NYSE Amex;

•

Each of the Audit, Compensation and Nominating Committees of the board of directors will be comprised entirely of independent directors; and

•

At least one member of the Audit Committee will have the experience, education and other qualifications necessary to qualify as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.

Composition.  The Nominating Committee of the board of directors consists of Messrs. Vlahos, Loeb, and Couchman, each of whom is independent under the rules of the NYSE Amex Exchange.  The Chairman of the Nominating Committee is Mr. Vlahos.

Charter.  A copy of the Nominating Committee charter is available on GTA's website, www.golftrust.com.

Shareholder Recommendations.  The Nominating Committee's charter provides that it will consider director candidates recommended by shareholders in accordance with GTA's bylaws and any other applicable policy or procedure approved by the Board.  Any shareholder desiring to recommend a director candidate to the nominating committee must follow the procedures described below under the caption "DEADLINES FOR SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS."

Attendance of Directors at Board of Directors, Committee and Stockholders Meetings

GTA's board of directors met seven times in fiscal year 2008.  The Audit, Nominating and Compensation Committees met five, one and one time(s), respectively, during 2008.  All members of the board of directors attended, either in person or by telephone, in at least 75% of the total number of meetings of the board of directors and of the committees of the board of directors of which he was a member.  It is GTA's policy that members of our board attend our shareholder meetings either in person or telephonically, when possible.  All members of the board of directors attended the 2008 Annual Meeting of Stockholders telephonically, except for Mr. Pearce, who was present.

Code of Business Conduct and Ethics

We have a written Code of Conduct and Ethics that applies to the directors, officers and employees of, and consultants and contractors to, the Company and its subsidiaries, including the Company’s Chief Executive Officer and Chief Financial Officer.  The Code of Business Conduct and Ethics is a set of our policies on key integrity issues that will encourage our representatives to act ethically and legally.  It includes our policies with respect to conflicts of interest, compliance with laws, insider trading, corporate opportunities, competition and fair dealing, discrimination and harassment, health and safety, record-keeping, confidentiality, protection and proper use of company assets, payments to government personnel and reports to and communications with the Securities and Exchange Commission and the public.  We will provide a copy of our Code of Business Conduct and Ethics to any person, without charge, upon request to Golf Trust of America, Inc., 10 N. Adger’s Wharf, Charleston South Carolina 29401, Attention: Corporate Secretary.

Related Person Transactions Approval Policy

The board of directors has adopted a written Related Person Transaction Approval Policy ("Related Person Policy") that is administered by the Audit Committee of the board of directors.  The Related Person Policy applies to any transaction or series of transactions in which GTA or a subsidiary is a participant, the amount involved exceeds $120,000 and a “related person,” as defined by the Securities and Exchange Commission, has a direct or indirect material interest.

Under the Related Person Policy, the facts and circumstances of the proposed transaction will be provided to senior management, which will determine whether the proposed transaction is a related person transaction that requires further review.  Transactions that fall within the definition will be submitted to the Audit Committee for approval, ratification or other action at the next Audit Committee meeting or, in those instances in which senior management determines that it is not practicable or desirable to wait until the next Audit Committee meeting, to the Chairman of the Audit Committee.  The Audit Committee or its Chairman, as applicable, may approve, based on good faith consideration of all the relevant facts and circumstances, only those related person transactions that are in, or not inconsistent with, the best interests of GTA and its stockholders.

In addition, senior management will review quarterly reports of amounts paid or payable to, or received or receivable from, any related person and determine if there are any related person transactions that were not previously approved or ratified under the Related Person Policy.  The Audit Committee will evaluate all options available, including, but not limited to, ratification, amendment, termination or rescission and, where appropriate, take disciplinary action.  In the event of a related person transaction that is not handled in accordance with the policy, the Audit Committee will request that senior management evaluate GTA’s controls to ascertain the reason the transaction was not submitted to the Audit Committee for prior approval.

GTA has not been, and is not now, a party to any related person transactions, as defined by the Securities and Exchange Commission since January 1, 2008.

EXECUTIVE COMPENSATION

Summary Compensation Table

As of December 31, 2008, we had two executive officers, Mr. Pearce and Ms. Clifford.  The following table sets forth 2008 and 2007 annual and long-term compensation paid or provided to our executive officers:

Name	Year	Salary	Bonus (3)	Option Awards (4)	All Other Compensation	Total
Michael C. Pearce (1)	2008	$180,000	$ ––	$91,777	$20,049	$291,826
President, Chief Executive Officer, and Chairman of the Board	2007	25,500	––	4,300	2,500	32,300

Tracy S. Clifford (2)	2008	112,747	5,000	13,400	14,471	145,618
Chief Financial Officer and Corporate Secretary	2007	112,747	40,000	––	18,088	170,835

———————

(1)

Mr. Pearce was appointed our Chief Executive Officer and President effective November 8, 2007.  Included in his All Other Compensation for 2008 and 2007 are annual family health and life insurance premiums and reimbursements of $15,249 and $2,100, respectively, and a car allowance of $4,800 and $400, respectively.

(2)

Included in Ms. Clifford’s All Other Compensation are annual health and life insurance premiums of $14,471 and $15,620 for the years ended December 31, 2008 and 2007, respectively, paid by us on behalf of Ms. Clifford and a 401(k) employer match contribution of $2,468 for 2007.

(3)

Cash bonuses were granted to senior management to reward commendable performance of specially designated tasks or outstanding performance of assigned responsibilities.  Bonuses are discretionary and are not calculated or paid according to a formula or specific time frame or schedule.

(4)

Assumptions used in valuing the option awards described above are disclosed in Note 7 to our financial statements included with this proxy statement.

The compensation arrangements with each of our executive officers are described in the following paragraphs.

Michael C. Pearce

Employment Agreement.  We are subject to an employment agreement with respect to Mr. Pearce, which was originally entered into between us and Mr. Pearce on November 8, 2007, and was amended and restated on April 26, 2009.  The agreement provides for, among other things, the following:

•

an annual base salary of $180,000, adjusted annually based on merit and to account for changes in cost of living;

•

the right to participate in all of our employee benefit programs for which our senior executive employees are generally eligible;

•

automatic vesting of all unvested stock options upon termination of his employment without cause (as defined in the agreement), upon death or disability, or in the event of a change in control of GTA (as defined in the agreement);

•

reimbursement for all reasonable business expenses incurred in the course of performing his duties;

•

in the event of his termination without cause, or his resignation as a result of a material breach of GTA's obligations under the agreement, a diminution in his duties or in connection with a change in control, payment of 50% of his annual base salary, payable immediately in a lump sum or over the course of six months at his election, and continued employee benefits for six months; and

•

the nondisclosure of certain confidential information regarding our business.

Awards of Equity Compensation.  On December 14, 2007, when the 2007 Stock Option Plan was approved, Mr. Pearce received an award of 275,000 options (which replaced an equivalent number of stock appreciation rights) to purchase common stock.  As of January 29, 2010, 183,334 of the options have vested, and the remaining 91,666 options are scheduled to vest on December 14, 2010.

Effect of Merger.  Following the proposed merger, Mr. Pearce's employment will terminate and he will receive severance compensation equal to 50% of his annual base salary (or $90,000), as well as continued health benefits for six months.  Mr. Pearce will serve as Chairman of the Board of the combined company.  On the closing of the merger, all of Mr. Pearce’s unvested options will automatically vest as a result of the change of control of GTA.

Tracy S. Clifford

Ms. Clifford is not subject to a written employment agreement with us.

Awards of Equity Compensation.  On January 18, 2008, the board of directors awarded to Ms. Clifford 50,000 stock options at an exercise price of $1.90 per option, the closing NYSE Amex price on January 18, 2008, which vest ratably over three years and have a contractual term of three years from the vesting date.  The vesting of these options accelerates upon change of control.

On February 27, 2009, the board of directors awarded to Ms. Clifford 10,000 stock options at an exercise price of $1.10 per option, the closing NYSE Amex price on February 27, 2009, which vest ratably over three years and have a contractual term of three years from the vesting date.  The vesting of these options accelerates upon change of control.

Effect of Merger.  On the closing of the merger, all of Ms. Clifford's unvested options will automatically vest as a result of the change of control of GTA.  Ms. Clifford will serve as the Chief Financial Officer of the combined company following the consummation of the proposed merger.

Retirement Plans

We had a 401(k) savings/retirement plan which permitted our eligible employees to defer up to 80% of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code.  The employees’ elective deferrals were immediately vested and non-forfeitable upon contribution to the 401(k) plan.  We had previously discontinued our discretionary contribution matching policy.  Our board voted to terminate the 401(k)

plan on October 9, 2009 due to our minimal number of employees and the proposed merger.  We are in the process of terminating the 401(k) plan, and we anticipate it will be terminated prior to the effective date of the proposed merger.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of each of the named executive officers as of December 31, 2008.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date

Michael C. Pearce (1)	91,666 (3)	––	$2.10	12/14/11
Chief Executive Officer, President and	––	91,667 (4)	2.10	12/14/12
Chairman of the Board	––	91,667 (5)	2.10	12/14/13

Tracy S. Clifford (2)	––	16,666 (6)	1.90	1/18/12
Principal Accounting Officer and	––	16,667 (7)	1.90	1/18/13
Corporate Secretary	––	16,667 (8)	1.90	1/18/14

———————

(1)

The table above does not reflect 85,000 options granted to Mr. Pearce on February 27, 2009, which have an exercise price of $1.10 per share, vest as to one-third of the options each February 27 beginning in 2010, and expire three years from each of the respective vesting dates.

(2)

The table above does not reflect 10,000 options granted to Ms. Clifford on February 27, 2009, which have an exercise price of $1.10 per share, vest as to one-third of the options each February 27 beginning in 2010, and expire three years from each of the respective vesting dates.

(3)

Exercisable as of December 14, 2008.

(4)

Exercisable as of December 14, 2009.

(5)

Exercisable as of December 14, 2010.

(6)

Exercisable as of January 19, 2010.

(7)

Exercisable as of January 19, 2011.

(8)

Exercisable as of January 19, 2012.

DIRECTOR COMPENSATION

Director Fee Schedule

We pay our independent directors fees for their services as directors.  Independent directors during 2008 received annual compensation of $5,000, plus a fee of $500 for attendance at each meeting of the board of directors (whether in person or telephonically), and $250 for attending each committee meeting.  We reimburse directors for their reasonable and documented out-of-pocket travel expenses.

Director Stock Options

Upon unanimous board approval on January 23, 2008, 40,000 stock options from the 2007 Stock Option Plan were awarded to each independent director, to vest at the rate of 13,333 per year on the anniversary date of the grant for three years (13,334 in 2011) and at an exercise price fixed at the closing NYSE Amex price on that date of $1.82.  In order to avoid triggering rights under the 1999 Shareholder Rights Agreement, Mr. Vlahos agreed to defer the vesting and not to exercise any of the options until those rights expired.  The rights under the 1999 Shareholder Rights Agreement would have given holders of those rights the ability to purchase our preferred stock at a discount if any shareholder, along with his affiliates, acquired shares reaching certain thresholds.  The rights under the 1999 Shareholder Rights Agreement expired on September 6, 2009; therefore, 13,333 of Mr. Vlahos' options vested on that date.  His remaining options vest on the same schedule as those of the other directors (13,333 vested on January 23, 2010 and 13,334 will vest on January 23, 2011).

Upon unanimous board approval on March 5, 2009, 40,000 stock options were awarded under our 2007 Stock Option Plan to three of our four independent directors, to vest at the rate of 13,333 per year from the anniversary date of the grant for three years (13,334 in 2012), and at an exercise price fixed as the closing stock price on that date of $0.97.  Mr. Vlahos elected to receive the cash equivalent of the stock options paid out over the three year vesting period (March 5, 2010, 2011 and 2012), instead of receiving stock options, as permitted by the Compensation Committee, due to the effect his increased ownership would have on the rights under the now expired 1999 Shareholder Rights Agreement.

All of these options vest ratably over three years and have a contractual term of three years from the vesting date.  The vesting of these options accelerates upon a change of control (including closing of the merger described in the proxy statement) and the board’s options also accelerate upon the resignation or removal of a director upon completion of his elected term.  The exercise price for each of these options is the closing NYSE Amex price on the respective grant date, as specified by the Compensation Committee.

2008 Director Compensation

Directors who are also our officers are not separately compensated for their service as directors.  Our non-employee directors earned the following aggregate amounts of compensation for fiscal year 2008:

Name	Fees Earned or Paid in Cash	Option Awards (1)(2)(3)	Total
Jan H. Loeb, Director	$ 9,250	$ 10,017	$ 19,267
William Vlahos, Director	7,750	10,017	17,767
Jay Gottlieb, Director	8,500	10,017	18,517
Jonathan Couchman, Director	8,500	10,017	18,517

———————

(1)

On January 23, 2008, 40,000 stock options were awarded to each independent director, to vest at the rate of 13,333 per year from anniversary date of the grant for three years (13,334 in 2011) and at an exercise price fixed at the closing stock price on that date of $1.82.  Mr. Vlahos agreed not to exercise his options for a specified period, as described above; therefore, 13,333 of his options vested on September 6, 2009 rather than January 23, 2009.

(2)

Assumptions used in valuing the option awards described above are disclosed in Note 7 to our financial statements included with this proxy statement.

(3)

The number of outstanding stock options held by each of the named directors is described in the footnotes to the table below under the heading  "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table describes, as of January 29, 2010, the beneficial ownership of our common stock by (a) each of our directors, (b) each of our executive officers, (c) all of our directors and executive officers as a group, and (d) each person known to us to be the beneficial owner of five percent or more of our outstanding common stock.  Each person named in the table has sole voting and investment/disposition power with respect to all of the shares of common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.  Unless otherwise noted, the address of each person in the table is c/o Golf Trust of America, Inc., 10 North Adger’s Wharf, Charleston, South Carolina 29401.

	Before Merger and Reverse Split (7)		After Merger and Reverse Split (8)
Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Class	Number of Shares of Common Stock	Percentage of Class

Jonathan M. Couchman (1)	366,400	4.98%	203,200	*
Tracy S. Clifford (2)	36,667	*	30,000	*
Jay A. Gottlieb (3)	645,750	8.78%	342,875	1.39%
Jan H. Loeb (4)	884,100	12.02%	462,050	1.88%

William Vlahos/Odyssey Value Advisors, LLC (5)	1,233,182	16.79%	623,258	2.54%

Michael C. Pearce (6)	211,668	2.81%	180,000	*

Directors and officers as a group
(6 persons)	3,377,771	43.80%	1,841,383	7.48%

———————

*

indicates less than 1%

(1)

Beneficial ownership reported under the heading "Before Merger and Reverse Split" includes options to purchase 40,000 shares of our common stock which have vested and are exercisable as of January 29, 2010 or will become exercisable within 60 days from that date, and excludes 40,000 options which are scheduled to vest as follows: (i) 13,334 options on January 23, 2011; (ii) 13,333 options on March 4, 2011; and (iii) 13,333 options on March 4, 2012.

(2)

Beneficial ownership reported under the heading "Before Merger and Reverse Split" includes options to purchase 36,667 shares of our common stock which have vested and are exercisable as of January 29, 2010, or will become exercisable within 60 days from that date, and excludes 23,332 options which are scheduled to vest as follows: (i) 16,667 options on January 18, 2011; (ii) 2,500 options on February 27, 2011; and (iii) 2,500 options on February 27, 2012.

(3)

The number of shares reported as beneficially owned includes 100,000 shares held in trust for the benefit of Mr. Gottlieb's children.  Mr. Gottlieb's business address is 27 Misty Brook Lane, New Fairfield, CT 06812.  Mr. Gottlieb reports that he has sole power to vote or to direct the vote of 605,750 shares and sole power to dispose or to direct the disposition of 605,750 shares.  Beneficial ownership reported under the heading "Before Merger and Reverse Split" includes options to purchase 40,000 shares of our common stock which have vested and are exercisable as of January 29, 2010, or will become exercisable within 60 days from that date, and excludes 40,000 options which are scheduled to vest as follows: (i) 13,334 options on January 23, 2011; (ii) 13,333 options on March 4, 2011; and (iii) 13,333 options on March 4, 2012.

(4)

Mr. Loeb's business address is 10451 Mill Run Circle, Owings Mills, Maryland 21117.  Mr. Loeb reports that he has sole power to vote or to direct the vote of 806,100 shares, shared power to vote or to direct the vote of 38,000 shares, sole power to dispose or to direct the disposition of 806,100 shares and shared power to dispose or to direct the disposition of 38,000 shares.  Beneficial ownership reported under the heading "Before Merger and Reverse Split" includes options to purchase 40,000 shares of our common stock which have vested and are exercisable as of January 29, 2010, or will become exercisable within 60 days from that date, and excludes 40,000 options which are scheduled to vest as follows: (i) 13,334 options on January 23, 2011; (ii) 13,333 options on March 4, 2011; and (iii) 13,333 options on March 4, 2012.

(5)

Includes 474,800 shares of common stock which are directly owned by Mr. Vlahos.  In addition, Mr. Vlahos is the portfolio manager and managing director of Odyssey Value Advisors, LLC, and is therefore deemed to beneficially own the 731,715 shares of common stock owned directly by Odyssey Value Advisors, LLC.  Odyssey Value Advisors, LLC's address is 601 Montgomery Street, San Francisco, California 94111.  Information about Odyssey Value Advisors, LLC is reported in reliance on the Schedule 13D/A filed with the SEC on January 27, 2009.  Beneficial ownership reported under the heading "Before Merger and Reverse Split" includes options to purchase 26,667 shares of our common stock which have vested and are exercisable as of January 29, 2010, or will become exercisable within 60 days from that date, and excludes 13,333 options which are scheduled to vest on January 23, 2011. The vesting of certain of Mr. Vlahos' options were modified as described in this proxy statement under the heading "Director Stock Options."

(6)

Beneficial ownership reported under the heading "Before Merger and Reverse Split" includes options to purchase 211,668 shares of our common stock which have vested and are exercisable as of  January 29, 2010, or will become exercisable within 60 days from that date, and excludes 148,332 options which are scheduled to vest as follows: (i) 91, 666 on December 24, 2010, (ii) 28,333 on February 27, 2011, and (iii) 28,333 on February 27, 2012.

(7)

Based on 7,317,163 common shares outstanding prior to the proposed merger.  In accordance with the rules of the Securities and Exchange Commission, each person's percentage interest is calculated by dividing such person's beneficially owned common shares by the sum of the total number of common shares outstanding plus the number of options which will become exercisable within 60 days of January 29, 2010 according to their respective vesting schedules.

(8)

Beneficial ownership reported under the heading "After Merger and Reverse Split" reflects the change in ownership of our common stock following consummation of the proposed merger based on the issuance of 41,800,000 additional shares of GTA common stock to holders of Pernix common stock (prior to adjustment for the reverse split), the immediate vesting of all outstanding, unvested options held by our directors and executive officers pursuant to the Merger Agreement, and the proposed one for two reverse stock split.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

 Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Directors and officers and stockholders owning more than ten percent of our common stock are required by the Securities and Exchange Commission to furnish us with copies of all reports filed pursuant to Section 16(a).

Based solely on our review of Section 16(a) reports filed by or on behalf of our directors and officers, and by stockholders owning greater than ten percent of our common stock, we believe that during 2008 all of our directors and officers, and stockholders owning greater than ten percent of our common stock, complied with all applicable Section 16(a) filing requirements.

GTA'S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following description of our financial condition and results of operations should be read in conjunction with our Consolidated Financial Statements which are included with this proxy statement.

The following report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are statements that predict or describe future events or trends and that do not relate solely to historical matters. All of our forecasts in this proxy statement are forward-looking statements. You can generally identify forward-looking statements as statements containing the words “believe,” “expect,” “will,” “anticipate,” “intend,” “estimate,” “project,” “assume” or other similar expressions. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known (and unknown) risks, uncertainties and other unpredictable factors, many of which are beyond our control. Our forward-looking statements are based on the limited information currently available to our company and speak only as of the date on which this report was filed with the Securities Exchange Commission, or SEC. Our continued internet posting or subsequent distribution of this dated proxy statement does not imply continued affirmation of the forward-looking statements included in it. We undertake no obligation, and we expressly disclaim any obligation, to issue any updates to our forward- looking statements, even if subsequent events cause our expectations to change regarding the matters discussed in those statements. Future events are inherently uncertain. Accordingly, our forecasts in this proxy statement are subject to uncertainty. Our forecasts should not be regarded as legal promises, representations or warranties of any kind whatsoever. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and harmful to our stockholders’ interests. Many important factors that could cause such a difference are described under the caption “Information about GTA- Risks Related to GTA,” beginning on page 59 of this proxy statement and "Information About Pernix - Risks Related to Pernix," beginning on page 113 of this proxy statement, which you should review carefully.

Overview

Golf Trust of America, Inc. was incorporated in Maryland on November 8, 1996. We had been engaged in a liquidation of our assets pursuant to a plan of liquidation approved by our stockholders. As of December 1, 2009, our only remaining real estate asset is the undeveloped land obtained in the settlement of certain litigation formerly known as the Young complaints. However, as previously announced and described more fully below, we have recently entered in to an Agreement and Plan of Merger with Pernix Therapeutics, Inc. (“Pernix”) as a strategic option to maximize stockholder value.

Approval of the Plan of Liquidation

On February 25, 2001, GTA's board of directors adopted, and on May 22, 2001, our common and preferred stockholders approved, the Plan of Liquidation, or the POL. The POL contemplated the sale of all of our assets and the payment of, or provision for, our liabilities and expenses, and authorized us to establish a reserve to fund any contingent liabilities.

The board of directors’ decision to adopt the POL, followed a lengthy process in which the board of directors and management reviewed different strategic alternatives with the goal of maximizing stockholder value. Subsequently, and before the end of the year ended December 31, 2008, we sold 45 of the 47 (18-hole equivalent) golf courses in which we once held interests pursuant to the POL.

Following the sale of the resorts, the redemption of our Series A Cumulative Convertible Redeemable Preferred Stock on July 16, 2007 and the receipt in March 2008 of certain escrowed funds related to the sale of the resorts, our remaining assets included (i) cash, (ii) two private golf courses located in Columbia, South Carolina, known collectively as “Stonehenge” (which were sold subsequent to year-ended December 31, 2008 as discussed below) and (iii) certain land and a note receivable acquired in the settlement of a lawsuit.

Termination of Pan of Liquidation

The board of directors adopted a resolution declaring the termination of the POL, advisable and GTA’s stockholders approved such proposal to terminate the POL on November 8, 2007. Therefore, financial statements subsequent to November 8, 2007 are presented under the going concern basis as an operating company rather than under the liquidation basis of accounting.

The board of directors believes that the termination of the POL afforded GTA flexibility in maximizing value for its stockholders. Operating GTA as a going concern outside of the POL allows GTA to pursue alternative business strategies, including a merger, capital stock exchange, asset acquisition or other growth initiative which resulted in the execution of the agreement and plan of merger described herein.  Termination of the POL also allowed our board of directors to pursue the sale of GTA’s last golf course asset, Stonehenge (which closed on January 23, 2009 and is discussed in further detail in Note 1 to the unaudited interim financial statements in this proxy statement) and/or consider the liquidation of GTA in the event that it is unable to affect a viable alternative, but it is no longer required to do so by the terms of the POL. Subsequent to termination of the POL, we continued to own and operate Stonehenge, which had approximately 880 members, until the closing of the sale of Stonehenge on January 23, 2009. Concurrently, we placed renewed emphasis on initiatives to resume corporate growth in an effort to create value for stockholders. The board of directors has not limited the types of alternative growth strategies it has considered. Emphasis was placed on areas of our historical expertise, as well as that of our management and board of directors.

Agreement and Plan of Merger with Pernix

On October 6, 2009, we entered into a merger agreement with Pernix.  Under the merger agreement, Pernix will merge with and into a wholly owned subsidiary of GTA and we will issue 41,800,000 shares of our common stock to Pernix’s stockholders, representing approximately 84% of the combined company’s outstanding common stock on a fully diluted basis. On the closing date of the  merger agreement, (i) Pernix will become a wholly owned subsidiary of GTA, (ii) the President of Pernix will be appointed President and Chief Executive Officer of the combined company, and (iii) the combined company's board of directors will be comprised of three board members selected by Pernix and two of our existing directors.  Michael C. Pearce, GTA’s President, Chief Executive Officer and Chairman of the Board, will serve as Chairman of the Board of the combined company.

The transaction is subject to approval by GTA’s stockholders, NYSE Amex approval and other customary closing conditions.  Upon closing, the combined company will adopt the name Pernix Therapeutics Holdings, Inc. GTA will pursue approval from NYSE Amex for continued listing status, which is a condition to closing.  There can be no assurance that we will successfully close this transaction.

See the section titled "The Merger" beginning on page 25 of this proxy statement for additional information about the merger and the merger agreement.  See the section titled "Information About Pernix" beginning on page 83 of this proxy statement for additional information about Pernix.

Discontinued Operations

On January 23, 2009, GTA completed the sale of the business and the related assets of the Country Clubs of Wildewood and Woodcreek Farms, or Stonehenge, representing two private golf courses operating under one club structure located in South Carolina. The sale was made to WCWW Committee, LLC, pursuant to the Purchase and Sale Agreement dated September 26, 2008 (the “Agreement”). The rights of the WCWW Committee, LLC were assigned to The Members Club at Woodcreek and Wildewood, which completed the transaction as Purchaser.

The purchase price received by us from the purchaser was (a) approximately $4,100,000 in cash subject to certain credits, adjustments and prorations pursuant to the Agreement, (b) the assumption of certain liabilities and (c) contingent value rights. The Agreement provided for a post-closing settlement sixty days from the closing date, which resulted in GTA realizing a gain on this sale of approximately $1,158,000.

GTA’s outstanding balance of $4,100,000 on its revolving credit line with Textron Financial Corporation (“Textron”) was paid in full concurrent with the closing of this sale. This loan was collateralized by a security interest in Stonehenge. With the retirement in full of the Textron revolving credit line, GTA has no outstanding corporate indebtedness.

The operations of Stonehenge are accounted for as discontinued operations as of the signing of the purchase and sale agreement on September 26, 2008. The title to Stonehenge was held by Golf Trust of America, L.P., a Delaware limited partnership and GTA’s operating partnership.

At September 30, 2009, GTA’s only remaining real estate asset is the undeveloped land obtained in the legal settlement of a matter referred to as the Young Complaint.  See Note 4 to the unaudited financial statements of GTA included in this proxy statement.

Other Matters

On March 3, 2009, GTA received certification of inadvertent acquisition from Odyssey Value Advisors, LLC, pertaining to GTA shares acquired in excess of a threshold described in the Shareholder Rights Agreement of 1999. On March 9, 2009, GTA's board of directors, with William Vlahos recused due to his position as general partner of Odyssey, unanimously approved a resolution to accept the certification of inadvertent acquisition from Odyssey. The aforementioned resolution incorporates modification to vesting schedule for stock options originally issued on January 23, 2008, to Mr. Vlahos for service as a member of the board of directors.  This modification specifies that said options will vest upon the later to occur of (a) the date on which such vesting would not cause Odyssey to become an Acquiring Person under the Rights Agreement, and (b) the date on which such options would have vested in accordance with the original vesting schedule.

On October 9, 2009, in consideration of GTA’s minimal number of employees and the pending merger with Pernix, GTA’s board of directors voted to terminate its 401k plan as an employee benefit.

Stock Repurchase Authorization

On November 11, 2008, GTA’s Board of directors of Directors authorized the repurchase of up to $500,000 in shares of GTA's common stock. Stock repurchases under this authorization may be made through open market and privately negotiated transactions at times and in such amounts as management deems appropriate. The timing and actual number of shares repurchased will depend on a variety of factors, including price, cash balances, general business and market conditions, the dilutive effects of share-based incentive plans, alternative investment opportunities and working capital needs. The stock repurchase authorization does not have an expiration date and may be limited or terminated at any time without prior notice. The purchases will be funded from available cash balances and repurchased shares will be returned to the status of authorized but un-issued shares of common stock. No shares have been repurchased under this authorization as of February 4, 2010.

Overview of Liquidation Basis of Accounting

We adopted the liquidation basis of accounting on May 22, 2001, the date on which our stockholders approved our plan of liquidation, and operated under the liquidation basis of accounting from May 22, 2001 through November 8, 2007, the date on which our stockholders voted to exit the plan of liquidation. Accordingly, on May 22, 2001, our assets were adjusted to their estimated fair value and our liabilities, including estimated costs associated with implementing the plan of liquidation, were adjusted to their estimated settlement amounts.

Significant events that had a material impact on our consolidated financial condition and consolidated results of operations

On January 23, 2009, we completed the sale of the business and the related assets of Stonehenge. The sale was made to WCWW Committee, LLC, pursuant to the Purchase and Sale Agreement dated September 26, 2008. The rights of the WCWW Committee, LLC were assigned to The Members Club at Woodcreek and Wildewood, which completed the transaction as purchaser.

The purchase price received by us from the purchaser was (a) approximately $4,100,000 in cash subject to certain credits, adjustments and prorations pursuant to the purchase agreement, (b) the assumption of certain liabilities and (c) certain contingent value rights. The purchase agreement provided for a post-closing settlement sixty days from the closing date which resulted in GTA realizing a gain on the sale of approximately $1,158,000.

GTA-Stonehenge LLC, one of our wholly-owned subsidiaries, had a $4,200,000 revolving credit line with Textron Financial Corporation (“Textron”), which was scheduled to mature on March 18, 2009. This loan was collateralized by a security interest in Stonehenge. The interest rate was the prime rate in effect on the first business day of the month plus 1.75% per annum paid monthly. This line of credit had an outstanding balance of $4,100,000 that was paid in full concurrent with the closing of the Stonehenge sale described above. With the retirement in full of the Textron revolving credit line, we have no outstanding corporate indebtedness.

Application of Critical Accounting Policies

Re-adoption of Going Concern Basis

We re-adopted the going concern basis of accounting upon stockholder approval of the termination of our POL on November 8, 2007. Pursuant to Statement of Financial Accounting Standard (SFAS) No. 144, Accounting for Impairment or Disposal of Long-Lived Assets, the carrying value of our remaining operating asset, Stonehenge, was adjusted to the lower of the depreciated historical cost and the fair value by asset category or group. Management’s estimate of the fair value of the Stonehenge property at November 8, 2007 (after consideration of the refundable initiation fees) was $5,400,000. Management’s estimate considered, among other factors, an independent appraisal from J. Richard Marlow, MAI, SGA, a certified real estate appraiser and consultant and recent property tax assessments. However, such estimates were developed from expectations of future operating results which are inherently subjective in nature.  The depreciated historical cost was lower than the fair value in the majority of the asset categories resulting in a total recorded carrying value of approximately $4,467,000 at November 8, 2007.

The valuation adjustment also considered the obligation from certain memberships previously sold at Stonehenge that have initiation fees totaling approximately $1,326,000 that are refundable based on specific conditions over the thirty-year required membership term, as defined in the Club Membership Manual. These refundable initiation fees may be refundable prior to the expiration of the thirty-year term under specific membership replacement conditions. The estimated present value of these potential refunds was approximately $342,000, which was recorded as an accrued liability at December 31, 2007 and accretes over the members’ remaining average contractual term using an interest rate of approximately 10.5%. The accretion is included in interest expense. As of December 31, 2008, the balance after consideration of refunds issued and accretion recorded in the year ended December 31, 2008 was approximately $317,000. This liability was assumed by the purchaser concurrent with the closing of the sale of Stonehenge on January 23, 2009.

The majority of the Stonehenge membership fees were not refundable and the amount was deferred and recognized over the average expected life of an active membership. Nonrefundable membership initiation fees were deferred and recognized as revenue on a straight-line basis over the average expected life of an active membership, which based on historical information was deemed to be nine years. The unamortized balance of the non-refundable membership initiation fees was written off concurrent with the sale of Stonehenge on January 23, 2009.

Revenues from golf operations, food and beverage and merchandise sales were recognized at the time of sale or when the service was provided. Revenues from membership dues was billed monthly and recognized in the period earned. The monthly dues were expected to cover the cost of providing future membership services. Prepaid dues were recognized as income over the prepayment period.

Discontinued Operations

As discussed above, we signed a purchase and sale agreement for the disposition of Stonehenge on September 26, 2008; therefore, pursuant to SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the operations of Stonehenge are accounted for as discontinued operations as of the signing of this agreement.

Reclassifications

Certain previously reported amounts in the consolidated financial statements have been reclassified to conform to the current period’s presentation.

Income Taxes

We provide for income taxes using the asset and liability method. Deferred tax assets or liabilities at the end of each period are determined using the enacted tax rates. Income tax expense will increase or decrease in the same period in which a change in tax rates is enacted. We record a valuation allowance against deferred tax assets when the weight of available evidence indicates it is more likely than not that the deferred tax asset will not be realized at its initially recorded value; however, due to the high degree of subjectivity in these estimates, they may change based on expectations in the future.

Liquidation Basis—January 1–November 8, 2007

We adopted the liquidation basis of accounting upon the stockholder approval of its POL on May 22, 2001. From that date forward through and until November 8, 2007, all assets and liabilities had been stated at their estimated fair value and estimated settlement amounts. The estimated fair value had been determined using available market information and valuation methodologies deemed appropriate; therefore, these estimates were subject to revision with changes in market values. We were required to estimate and accrue the costs associated with implementing and completing the plan of liquidation. These amounts varied significantly due to, among other things, the timing and realized proceeds from golf course sales, the costs of retaining personnel and others to oversee the liquidation, including the costs of insurance, the timing and amounts associated with discharging known and contingent liabilities, transaction costs related to any sales and the costs associated with cessation of our operations.

The change in the carrying value of our remaining golf course assets and in our reserve for estimated liquidation costs for the period ended November 8, 2007 is presented in the audited financial statements of GTA included in this proxy statement.

Recent Accounting Pronouncements

During February 2007, the FASB Board issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”). This statement permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007. We have not elected the fair value option for any of our assets and liabilities.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 provides guidance for using fair value to measure financial assets and liabilities. This statement clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing the asset or liability. SFAS 157 establishes a fair value hierarchy, giving the highest priority to quoted prices in active markets and the lowest priority to unobservable data. SFAS 157 applies whenever other standards require assets or liabilities to be measured at fair value. This statement is effective in fiscal years beginning after November 15, 2007. We implemented FASB Statement No. 157, Fair Value Measurements (FAS 157), as of January 1, 2008. FAS 157 was amended in February 2008 by FASB Staff Position (FSP) FAS No. 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Its Related Interpretive Accounting Pronouncements That Address Leasing Transactions, and by FSP FAS 157-2, Effective Date of FASB Statement No. 157 , which delayed our application of FAS 157 for nonrecurring nonfinancial assets and liabilities until January 1, 2009. FAS 157 was further amended in October 2008 by FSP FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active, which clarifies the application of FAS 157 to assets participating in inactive markets. Implementation of FAS 157 did not have a material effect on our consolidated results of operations or consolidated financial position and had no effect on our existing fair-value measurement practices.

In April 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position Financial Accounting Standard (“FSP FAS”) 142-3, Determination of the Useful Life of Intangible Assets (“FSP FAS 142-3”). FSP FAS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”). In developing assumptions about renewal or extension, FSP FAS 142-3 requires an entity to consider its own historical experience or, if it has no experience, market participant assumptions, adjusted for entity-specific factors. FSP FAS 142-3 expands the disclosure requirements of SFAS 142 and is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years, with early adoption prohibited. The guidance for determining the useful life of a recognized intangible asset must be applied prospectively to intangible assets acquired after the effective date. The disclosure requirements must be applied prospectively to all intangible assets recognized as of, and subsequent to, the effective date. The adoption of FSP FAS 142-3 on January 1, 2009 did not have a material impact on the Company’s combined and consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures About Derivative Instruments and Hedging Activities.” SFAS No. 161 provides for enhanced disclosures about the use of derivatives and their impact on a company’s financial position and results of operations. This statement is effective for the Company’s fiscal year 2009. The Company does not expect the adoption of SFAS No. 161 to have a material impact on its financial position, results of operations, or cash flows.

In December 2007, the FASB issued SFAS No. 160, Non-controlling Interests in Consolidated Financial Statements — an amendment of ARB No. 51 (“SFAS 160”). SFAS 160 requires entities to report non-controlling minority interests in subsidiaries as equity in consolidated financial statements. SFAS 160 is effective for fiscal years beginning on or after December 15, 2008. SFAS 160 is applied prospectively as of the beginning of the fiscal year in which it is initially applied, except for presentation and disclosure requirements, which are applied retrospectively for all periods presented. The adoption of SFAS 160 on January 1, 2009 did not have a material impact on the Company’s combined and consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141(R) “Business Combinations.” SFAS No. 141(R) is intended to provide greater consistency in the accounting and reporting of business combinations. SFAS 141(R) requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in the transaction and any non-controlling interest in the acquiree at the acquisition date, measured at fair value at that date. This includes the measurement of the acquirer’s shares issued as consideration in a business combination, the recognition of contingent consideration, the accounting for pre-acquisition gains and loss contingencies, the recognition of capitalized in–process research and development, the accounting for acquisition related restructuring cost accruals, the treatment of acquisition related transaction costs and the recognition of changes in the acquirer’s income tax valuation allowance and deferred taxes. One significant change in this statement is the requirement to expense direct costs of the transaction, which pursuant to previously issued standards were included in the purchase price of the acquired company. This statement also established disclosure requirements to enable the evaluation of the nature and financial effect of the business combination. SFAS No. 141(R) is effective for business combinations consummated after December 31, 2008. Also effective, as a requirement of the statement, after December 31, 2008 any adjustments to uncertain tax positions from business combinations consummated prior to December 31, 2008 will no longer be recorded as an adjustment to goodwill, but will be reported in income. Until a business combination occurs, the adoption of SFAS 141(R) is not expected to have a material impact on the Company’s combined and consolidated financial statements.

In November 2007, the Emerging Issues Task Force (“EITF”) issued EITF Issue No. 07-1, Accounting for Collaborative Arrangements (“EITF 07-1”). EITF 07-1 requires collaborators to present the results of activities for which they act as the principal on a gross basis and report any payments received from or made to other collaborators based on other applicable generally accepted accounting principles or, in the absence of other applicable generally accepted accounting principles, based on analogy to authoritative accounting literature or a reasonable, rational and consistently applied accounting policy election. EITF 07-1 is effective for fiscal years beginning after December 15, 2008. The adoption of EITF 07-1 on January 1, 2009 did not have a material impact on the Company’s combined and consolidated financial statements.

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements." This standard defines fair value, establishes a framework for measuring fair value and expands disclosure requirements about fair value measurements. SFAS 157 was effective for the Company on January 1, 2008. However, in February 2008, the FASB released FASB Staff Position 157-2, "Effective Date of FASB Statement No.  157," which delayed the effective date of SFAS No. 157 until January 1, 2009 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The adoption of' SFAS No. 157 as it relates to the Company’s financial assets and liabilities did not have a material impact on the Company’s financial position or results of operations. The Company does not expect the adoption of SFAS No. 157 as it relates to the Company’s nonfinancial assets and liabilities, effective January 1, 2009, to have a material impact on its financial position, results of operations, or cash flows.

In June 2006, the FASB issued FAS Interpretation No. 48, “ Accounting for Uncertainty in Income Taxes – an interpretation of SFAS Statement No. 109. ” This interpretation provides guidance for recognizing and measuring uncertain tax positions, as defined in SFAS No. 109, “ Accounting for Income Taxes ..” FIN 48 prescribes a threshold condition that a tax position must meet for any of the benefit of the uncertain tax position to be recognized in the financial statements. Guidance is also provided regarding de-recognition, classification and disclosure of these uncertain tax positions. FIN 48 is effective for nonpublic companies for fiscal years beginning after December 15, 2007. In December 2008, FASB issued FIN 48-3, “ Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises ..” The provision of FIN 48-3 defers the effective date of FIN 48 for nonpublic enterprises included in the scope of FIN 48-3 to the annual financial statements for fiscal years beginning after December 15, 2008. The Company deferred the adoption of FIN 48 to fiscal year 2009. The adoption of FIN 48 did not have a material impact on the Company’s financial position or results of operations.

Executive Summary

We reported a net loss of approximately $538,000 ($0.07 per basic share) for the year ended December 31, 2008. Due to the fact that we were under the liquidation basis of accounting for the period January 1, 2007 to November 8, 2007, the fiscal years ended December 31, 2008 and 2007 are not meaningful for comparison purposes. Further, given that Stonehenge, a significant majority of our operations, was considered discontinued operations as of September 26, 2008 and was sold on January 23, 2009, consolidated results of operations and consolidated cash flow comparisons with prior periods are not meaningful and, thus, are not provided. However, the summarized comparative operating results for Stonehenge for the years ended December 31, 2008 and 2007 which are included in our consolidated financial results are provided in the table below.

	For the year ended December 31,		Change Favorable / (Unfavorable)
Stonehenge	2008	2007
Revenues
Operating Revenue	$3,743,000	$3,740,000	$3,000	0.1%
Expenses
Operating Expenses	2,601,000	2,749,000	148,000	(5.4)%
Golf Course G&A	787,000	698,000	(89,000)	12.8%
Property Taxes	170,000	154,000	(16,000)	10.4%
Operating Expenses	3,558,000	3,601,000	43,000	(1.2)%
Net operating income exclusive of depreciation	$185,000	$139,000	$46,000	33.1%

Note: We operated under the liquidation basis of accounting for the period January 1, 2006–November 8, 2007; therefore, depreciation expense of approximately $86,000 for the period November 9, 2007–December 31, 2007 was excluded from the analysis above for comparability purposes. Also, approximately $322,000 in both barter revenue and barter expense related to the operation of the Woodcreek Club House is excluded for the year-ended December 31, 2008 for comparability purposes since barter revenue/expense was not recorded under liquidation basis.

Changes in Net Assets in Liquidation

The changes in Net Assets in Liquidation for GTA are discussed below. Consistent with the presentation of the liquidation basis financial statements through November 8, 2007 in the audited financial statements contained in this proxy statement, we provide a discussion of changes in net assets during the period that began on January 1, 2007 and ended on November 8, 2007, rather than a discussion of our operating results. The following discussion of changes in net assets in liquidation should be read in conjunction with our consolidated financial statements and notes thereto appearing elsewhere in this proxy statement.

For the period January 1, 2007 to November 8, 2007

For the period ended November 8, 2007, prior to the re-adoption of the going concern basis of accounting, net assets in liquidation decreased by approximately $2,731,000. This decrease was a result of (a) a decrease of approximately $1,134,000 in the forecast of GTA’s cumulative net operating results, which included the Resort and golf course assets, the Resort condominium sales operations and the overhead and interest expense of GTA’s corporate operations, (b) an increase of $81,000 in the accrual for capital expenditures at Stonehenge, (c) an increase of $180,000 for other incurred liquidation expenses, (d) an increase of $334,000 in the accrual for legal fees primarily for fees incurred in preparation for, and during the trial related to, the Young complaints and in preparation for the Special Shareholder Meeting, (e) an increase of $33,000 in the accrual for professional fees for accounting services, (f) a decrease in the carrying value of the debt to our preferred stockholder of $2,500,000, (g) a decrease of $3,062,000 in the carrying value of the business of the Resort based on the net loss from the sale transaction, (h) a loss of $400,000 on the net proceeds received from GTA’s interest in Parcel F, and certain other miscellaneous adjustments of $7,000. Also, approximately $97,000 was reallocated from the accrual for financial advisor fees to (i) a $50,000 increase in the accrual for legal fees and (ii) a $47,000 increase in the accrual for other liquidation expenses. When GTA was under the liquidation basis of accounting, the forecast of GTA’s cumulative net operating results was impacted by, among other things, changes in the anticipated sale date of Stonehenge, the final results of the post-closing settlement of the working capital adjustment for the Resort and the estimated time and expense required to wind-down the operations of GTA. The net assets at November 8, 2007, prior to the re-adoption of the going concern basis of accounting, were approximately $11,134,000.

Results of Operations

Results of Operations for the Year ended December 31, 2008

Our consolidated net loss for the year ended December 31, 2008 is primarily due to the fact that the operations of Stonehenge did not realize sufficient net income to cover the public company operating costs of the corporate office. The operating expenses of the corporate office were; however, offset by the recognition of a gain from the settlement of certain litigation formerly known as the Young Complaints. In connection with the settlement, a note receivable was recorded at its estimated fair value on the date of the settlement of approximately $432,000 and undeveloped land was recorded at its estimated fair value of approximately $1,032,000 . Further, GTA recognized approximately $177,000 in income from the resolution of the property tax lawsuit related to the Innisbrook Resort and Golf Club, which we owned until it was sold on July 16, 2007. Net interest income for the year ended December 31, 2008 was approximately $281,000.

For the year ended December 31, 2008, operating expenses from the continuing operations of GTA totaled approximately $1,644,000 consisting of approximately $3,000 in depreciation expense and $1,641,000 in operating expenses of the corporate office. The Corporate office expenses primarily consisted of approximately (i) $251,000 in tax, audit and accounting consulting fees, (ii) $476,000 in wages and benefits, (iii) $109,000 in legal fees, (iv) $195,000 in directors and officers insurance, (v) $183,000 in settlement fees and expenses related to certain claims now resolved, (vi) $145,000 in stock option expense, (vii) $133,000 for shareholder related expenses such as the annual NYSE Alternext Exchange fee, shareholder transfer agent fees, board of directors fees and printing costs for SEC required reports, and (viii) $148,000 in other fees and operating expenses such as rent and utilities, information technology support, travel, certain annual taxes and fees and other miscellaneous operating expenses.

Employee Stock Options and Awards.  On January 18, 2008, 50,000 option shares were granted from the 2007 Stock Option Plan to GTA’s CFO, Tracy S. Clifford, and on January 23, 2008, 160,000 option shares were granted from the 2007 Stock Option Plan to the four independent members of GTA’s Board of directors (40,000 to each member). The estimated grant-date fair value of these options was approximately $0.84 and $0.80 per share, respectively. The exercise price is $1.90 and $1.82, respectively, the closing NYSE Alternext Exchange price on the respective grant date, as specified by the Compensation Committee.  For the year ended December 31, 2008, stock option expense of approximately $145,000 was recorded related to these stock options issued in January 2008 and the 275,000 stock options issued to our CEO on December 14, 2007.

The fair value of each option award was estimated on the date of grant using the Black Sholes option valuation model. Expected volatility is based on the historical volatility of GTA’s stock and was estimated at 53.80%. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury bill rate in effect at the time of grant which was approximately 2.86% at January 18, 2008 and 2.64% at January 23, 2008. The expected term in years is an average of four years. Any options issued to employees who are subsequently terminated do not expire early as a result of termination but expire pursuant to their contractual terms at issuance. The total outstanding unvested options at December 31, 2008 was 393,333. At December 31, 2008, there was approximately $296,000 of total unrecognized compensation expense related to nonvested-share-based compensation arrangements granted under the 2007 Stock Option Plan that would be amortized over the period ending March 2012.  At December 31, 2008, these options had no value.  If the proposed merger with Pernix closes, all unvested options held by our directors and executive officers will be accelerated upon the closing of the merger.  The expense associated with the accelerated vesting will be fully recognized as a current expense upon the closing of the merger.

Pursuant to the respective option plans, except the 1997 Non-Employee Director’s Plan and the 2007 Stock Option Plan, any options issued to employees who are subsequently terminated expire ninety days following his/her termination if not exercised. The options issued under the 1997 Non-Employee Director’s Plan are exercisable until their original expiration date.  During the year ended December 31, 2008, no options were exercised and 270,000 options expired. As of December 31, 2008, there are 60,000 options outstanding under the 1997 Non-Employee Director’s Plan, 20,000 options outstanding under the 1997 General Plan.

Executive Summary for Results of Operations for the quarters ended September 30, 2009 and September 30, 2008 and for the nine-month periods ended September 30, 2009 and September 30, 2008

We reported net losses of approximately $383,000 ($0.05 per basic share) and $675,000 ($0.09 per basic share) for the three months ended September 30, 2009 and 2008, respectively, and net losses of approximately $41,000 ($0.01 per basic share) and $131,000 ($0.02 per basic share) for the nine months ended September 30, 2009 and 2008, respectively.

Comparison of Results of Operations for the quarters ended September 30, 2009 and September 30, 2008

Net Losses.  The net loss for the three months ended September 30, 2009 is primarily due to approximately $402,000 in public company operating costs of the corporate office and costs associated with identifying a merger with Pernix as a viable strategic alternative and executing the related agreement. These costs were offset by interest income of approximately $19,000.

The net loss for the three months ended September 30, 2008 is a result of $412,000 in public company operating costs of the corporate office and the net loss from the discontinued operations of Stonehenge of approximately $300,000 offset by interest income of approximately $37,000.

Operating Expenses.  For the three months ended September 30, 2009, operating expenses from the continuing operations of GTA totaled approximately $402,000 consisting of approximately $1,000 in depreciation expense and $401,000 in operating expenses of the corporate office. The Corporate office expenses primarily consisted of approximately (i) $14,000 in tax, audit and accounting consulting fees, (ii) $103,000 in salary and benefits, (iii) $39,000 in insurance, (iv) $46,000 in stock option expense (see Note 7 of the unaudited financial statements of GTA included in this proxy statement), (v) $22,000 for shareholder related expenses such as shareholder transfer agent fees, NYSE Amex fees, board of directors fees and printing costs for SEC required reports, (vi) $27,000 in other fees and operating expenses such as rent and utilities, travel and other miscellaneous operating expenses and (vii) $150,000 in expenses related to efforts to identify and qualify potential merger/acquisition candidates including legal, travel, consulting, fairness opinion fee and other miscellaneous expenses.

For the three months ended September 30, 2008, operating expenses from the continuing operations of GTA totaled approximately $412,000 in operating expenses consisting of approximately $1,000 in depreciation expense and $411,000 in operating expenses of the corporate office. The corporate office expenses primarily consisted of approximately (i) $47,000 in tax, audit and accounting consulting fees, (ii) $100,000 in salary and benefits, (iii) $16,000 in legal fees, (iv) $48,000 in insurance, (v) $37,000 in stock option expense (see Note 7 of the unaudited financial statements of GTA included in this proxy statement), (vi) $15,000 for shareholder related expenses such as shareholder transfer agent fees, NYSE Amex fees, board of directors fees and printing costs for SEC required reports, (vii) $140,000 in settlement fees to resolve certain litigation, (viii) $32,000 in other fees and operating expenses such as rent, utilities, technology support, certain annual taxes and fees and other miscellaneous operating expenses offset by (ix) the reimbursement of taxes paid with GTA’s filing of its extension for its corporate income tax return of approximately $24,000.

Comparison of Results of Operations for the Nine-Month Periods ended September 30, 2009 and September 30, 2008

Net Losses.  The net loss for the nine months ended September 30, 2009 of approximately $41,000 is primarily due to approximately $1,146,000 in public company operating costs of the corporate office and costs associated with identifying a merger with Pernix as a viable strategic alternative and executing the related agreement and the net loss from the discontinued operations of Stonehenge of approximately $130,000 offset by the gain on the sale of the discontinued operations of Stonehenge of approximately $1,158,000 plus interest income of approximately $77,000.

The net loss for the nine months ended September 30, 2008 of approximately $131,000 was primarily due to approximately $1,344,000 in public company operating costs of the corporate office, the net loss from the discontinued operations of Stonehenge of approximately $576,000 and other expenses of approximately $6,000 offset by approximately $1,464,000 recognized from the settlement of certain litigation formerly known as the Young Complaints. Further, GTA recognized approximately $177,000 in income from the resolution of the property tax lawsuit related to the Innisbrook Resort and Golf Club, or the Resort, which we owned until it was sold on July 16, 2007. We also recognized interest income of approximately $154,000.

Operating Expenses.  For the nine months ended September 30, 2009, operating expenses from the continuing operations of GTA totaled approximately $1,147,000 consisting of approximately $3,000 in depreciation expense and $1,144,000 in operating expenses of the corporate office. The Corporate office expenses primarily consisted of approximately (i) $125,000 in tax, audit and accounting consulting fees, (ii) $310,000 in salary and benefits, (iii) $47,000 in legal fees, (iv) $117,000 in insurance, (v) $132,000 in stock option expense (see Note 7 of the unaudited financial statements of GTA included in this proxy statement), (vi) $111,000 for shareholder related expenses such as shareholder transfer agent fees, NYSE Amex fees, board of directors fees and printing costs for SEC required reports, (vii) $84,000 in other fees and operating expenses such as rent, utilities, technology support, travel and other miscellaneous operating expenses and (viii) $218,000 in expenses related to efforts to identify and qualify potential merger/acquisition candidates including legal, travel, consulting, fairness opinion fee and other miscellaneous expenses.

For the nine months ended September 30, 2008, operating expenses from the continuing operations of GTA totaled approximately $1,344,000 in operating expenses consisting of approximately $2,000 in depreciation expense and $1,342,000 in operating expenses of the corporate office. The corporate office expenses primarily consisted of approximately (i) $230,000 in tax, audit and accounting consulting fees, (ii) $364,000 in salary and benefits, (iii) $93,000 in legal fees, (iv) $146,000 in insurance, (v) $108,000 in stock option expense (see Note 7 of the unaudited financial statements of GTA included in this proxy statement), (vi) $104,000 for shareholder related expenses such as shareholder transfer agent fees, NYSE Amex fees, board of directors fees and printing costs for SEC required reports, (vii) $183,000 in settlement fees and expenses to resolve certain claims, (viii) $138,000 in other fees and operating expenses such as rent, utilities, technology support, travel and other miscellaneous operating expenses offset by (ix) the reimbursement of taxes paid with GTA’s filing of its extension for its corporate income tax return of approximately $24,000.

Income Taxes

GTA had pre-tax net losses of approximately $41,000 and $131,000 for the nine months ended September 30, 2009 and 2008, respectively. Included in deferred income tax assets as of September 30, 2009 and December 31, 2008 are Federal and state operating loss carryforwards of approximately $85,000,000 for both periods. GTA recorded a valuation allowance for these carryforwards. These net operating losses expire at various dates beginning with the 2021 tax year and ending with the 2029 tax year.

While a final determination has yet to occur, the contemplated Pernix transaction may limit GTA’s ability to utilize the NOLs.  See "The Merger - Effect on Net Operating Losses" beginning on page 44 of this proxy statement.

Liquidity and Capital Resources

At September 30, 2009, our cash balance was approximately $7,012,000 compared to $8,002,000 at December 31, 2008 and $8,239,000 at September 30, 2008.

No cash proceeds were retained from the sale of Stonehenge as the purchase price was $4,100,000 and the outstanding balance under our Textron revolving line of credit for which Stonehenge served as collateral was $4,100,000 (see further discussion below). The promissory note that was executed in the settlement of the Young Complaints has scheduled payments as follows: (a) $100,000 principal due and paid on May 31, 2008; (b) approximately $133,000 principal due on January 1, 2009 which was paid December 31, 2008; (c) approximately $133,000 principal due on January 1, 2010; and (d) approximately $134,000 principal due on January 1, 2011. In the event these installments are not received timely, the note provides for an additional installment of approximately $3,377,000 principal, plus interest. Also, the board of directors continues to assess future plans for the land that we obtained title to in the settlement of the Young Complaints (approximately 118 acres of undeveloped land in Charleston County, South Carolina) which could provide additional liquidity. Due to the current low interest rates, we realize only a nominal amount of interest income on our cash balances at the present time.

We had a $4,200,000 revolving credit line with Textron Financial Corporation (“Textron”), which was scheduled to mature on March 18, 2009. This loan was collateralized by a security interest in Stonehenge. The interest rate was the prime rate in effect on the first business day of the month plus 1.75% per annum paid monthly. This line of credit had an outstanding balance of $4,100,000 that was paid in full concurrent with the closing of the sale. With the retirement in full of the Textron revolving credit line, GTA has no outstanding corporate indebtedness.

During 2008, several cost reduction initiatives were implemented at corporate headquarters to reduce operating expenses including reduction of professional fees which have decreased since we are no longer under the plan of liquidation, reduction of board of directors fees, consolidation of office space, reduction of staff and elimination of certain services. However, the corporate overhead expense for 2009 is impacted by the expenses incurred to seek combination candidates and perform diligence for an acquisition or other growth initiative and will be further impacted if we are successful in completing the merger with Pernix.

We believe that we possess adequate liquidity and capital resources to conduct our operations. In the event that we are unable to close the merger transaction with Pernix and we pursue an acquisition or other strategic alternative requiring significant capital investment, it is anticipated that funding will be provided by cash on hand, equity issuance, debt issuance, commercial credit facilities or a combination of the aforementioned. In the event that we are unable to close the merger transaction with Pernix, certain fees and expenses are required to be paid. See “The Merger – Expenses and Termination Fees ” beginning on page 42 of this proxy statement.

The board of directors has not limited the types of alternative growth strategies it has considered. Emphasis was placed on areas of our historical expertise, as well as that of our management and board of directors.  The contemplated merger with Pernix is a stock exchange and will not require an additional capital investment.

Off Balance Sheet Arrangements

As of September 30, 2009 we had no unconsolidated subsidiaries and we had none at December 31, 2008 or September 30, 2008.  As of the same dates, we did not have any relationships with unconsolidated entities or unconsolidated financial partnerships of the type often referred to as structured finance or special purpose entities, i.e., unconsolidated entities established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. Further, we have not guaranteed any obligations of unconsolidated entities nor do we have any commitment or intent to provide additional funding to any such entities. Accordingly, we believe we are not materially exposed to any market, credit, liquidity or financing risk that could arise if we had engaged in such relationships.  We have no off balance sheet arrangements that have or are reasonably likely to have a current or future material effect on our financial condition, revenues, expenses, results of operations, liquidity, capital expenditures or capital resources.

Contractual Obligations, Contingent Liabilities and Commitments

The following table summarizes our contractual obligations at December 31, 2008 (excluding obligations of Stonehenge which were paid or transferred concurrent with the closing of the sale of Stonehenge on January 23, 2009). This table summarizes the effect such obligations are expected to have on our liquidity and cash flow (or upon our successors in interest under the applicable contracts, if the contracts are not terminated) in future periods:

	Payments Due by Period (in thousands)
Contractual Obligation	Total	Less than 1 year	1-3 years	4-5 years	More than 5 years
Operating lease obligations	$18	$18	$ —	$ —	$ —

Each type of contractual obligation listed in the table is discussed in more detail below. Interest is reflected, as applicable, in the commitments and obligations listed above.  As of September 30, 2009, there have not been any material changes from the contractual obligations, contingent liabilities and commitments at December 31, 2008 described above.

Operating Lease Agreements. At the corporate office, we have lease agreements for our office space and certain office equipment. We occupied our space on a month-to-month basis at December 31, 2007. On March 25, 2008, we executed a one-year lease for reduced square footage that includes a 90-day termination provision without penalty for either party.  On March 25, 2009, the one-year term expired, and we continue to lease the space on a month-to-month basis.

Inflation

Inflation has not historically had a significant impact on us. Now that we no longer own any golf course assets, we are subject to the risks that our costs of operations will increase and we will be unable to offset those increases with cost saving measures.  However, until we complete the contemplated merger with Pernix or make another acquisition, the impact of inflation should continue to be insignificant.

Seasonality

Now that we have sold Stonehenge, until we complete the contemplated merger with Pernix or make another acquisition, the impact of seasonality should continue to be insignificant.

INFORMATION ABOUT PERNIX

In the section of this proxy statement titled "Information About Pernix", Pernix Therapeutics, Inc. is referred to as "Pernix", "we", "us" or "the Company."

Business

Overview

Pernix Therapeutics, Inc. is a growing and profitable specialty pharmaceutical company focused on developing and commercializing branded pharmaceutical products to meet unmet medical needs primarily in pediatrics. Our goal is to build a broad portfolio of products through a combination of internal development, acquisition and in-licensing activities, and to utilize our sales force to promote our products in our target markets.

We utilize unique formulations and drug delivery technologies for existing drug compounds to improve patient care by increasing patient compliance and reducing adverse side effects relative to existing therapies. Additionally, we focus our product development strategy on placing solid intellectual property around our products to protect our investment. We have acquired substantially all of the intellectual property associated with our products through license agreements.

Since our inception in 1999, we have assembled a product portfolio that currently includes six marketed product lines consisting of 14 products. Our ALDEX product line currently includes ALDEX AN, ALDEX CT, ALDEX D and ALDEX DM, which are oral antihistamine/decongestant/antitussive (cough suppressant) combinations indicated for the treatment of allergies and symptoms of the common cold. PEDIATEX TD is also an oral antihistamine/decongestant combination indicated for the treatment of respiratory allergies. Z-COF 8DM is an oral decongestant/expectorant/ cough suppressant indicated for the treatment of allergies and symptoms of the common cold. The BROVEX line currently includes BROVEX PEB, BROVEX PEB DM, BROVEX PSB, BROVEX PSB DM, BROVEX PSE and BROVEX PSE DM, which are oral antihistamine/decongestant/antitussive (cough suppressant) combinations indicated for the treatment of allergies and symptoms of the common cold. In February 2009, we introduced our first medical food product, REZYST IM. REZYST IM is a chewable tablet probiotic indicated to replace active cultures that are destroyed by diet and antibiotics and to reduce symptoms associated with irritable bowel syndrome and various gastrointestinal issues. Our second medical food product, QUINZYME, was launched in July 2009. QUINZYME is a 90 mg ubiquinone smooth dissolve tablet for patients with depleted ubiquinone levels and for patients on statin therapy. In addition to our own product portfolio, we have entered into co-promotion agreements with various parties to market certain of their products in return for commissions or percentages of revenue on the sales we generate. As of December 16, 2009, we marketed three products under co-promotion agreements. To date, these co-promotion agreements have not contributed to a material part of our net sales but may in the future.

Some of our products are marketed without an FDA-approved marketing application because we consider them to be identical, related or similar to products that have existed in the market without an FDA-approved marketing application, and which were thought not to require pre-market approval, or which were approved only on the basis of safety, at the time they entered the marketplace, subject to FDA enforcement policies established with the FDA’s Drug Efficacy Study Implementation, or DESI, program. For a more complete discussion regarding FDA drug approval requirements, please see the section entitled “Risks Related to Pernix- Some of Pernix’s specialty pharmaceutical products are now being marketed without FDA approvals.”

Our sales force, which consists of 35 full-time sales representatives and 2 regional sales directors as of December 16, 2009, promotes our products in approximately 30 states in the U.S. Our sales force is supported by five senior managers and four administrative staff. Our management team consists of pharmaceutical industry veterans experienced in management, business development, and sales and marketing, and has an average of nine years of sales management experience.

For the fiscal years ended December 31, 2007 and 2008 and for the nine months ended September 30, 2009, our net sales were $14.8 million, $19.9 million and $19.4 million, respectively, and our income before income taxes and non-controlling interest was $2.8 million, $7.6 million and $6.6 million, respectively.

Products and Product Candidates

Products

We promote our products through our own direct sales force. The table below provides information on our product portfolio.

				Gross Sales
Marketed Products	Active Pharmaceutical Ingredient	Method of Administration	Primary Indication	Year Ended 12/31/2008	9 mos. Ended 9/30/2009

ALDEX AN	Doxylamine Succinate	Oral Tablet	Allergies and Congestion	$ 939,430	$ 433,798

ALDEX CT	Diphenhydramine HCl and Phenylephrine HCl	Oral Tablet	Allergies and Congestion	2,569,396	2,169,858

ALDEX D	Pyrilamine Maleate and Phenylephrine HCl	Liquid	Allergies and Congestion	4,129,828	4,783,316

ALDEX DM	Pyrilamine Maleate Phenylephrine HCl, Dextromethorphan	Liquid	Allergies, Congestion and Cough	10,003,313	6,108,264

PEDIATEX TD	Triprolidine and Pseudoephedrine	Liquid	Allergies and Congestion	1,465,767	3,689,623

Z COF 8 DM	Dextromethorphan, Pseudoephedrine and Guaifenesin	Liquid	Nasal Congestion, Chest Congestion and Cough	6,742,855	7,143,774

BROVEX PEB	Phenylephrine HCl and Brompheniramine Maleate	Liquid	Congestion and Allergies	—	193,393

BROVEX PEB DM	Phenylephrine, Brompheniramine Maleate and Dextromethorphan	Liquid	Congestion, Allergies and Cough	—	894,748

BROVEX PSB	Pseudoephedrine and Brompheniramine Maleate	Liquid	Congestion and Allergies	—	161,024

BROVEX PSB DM	Pseudoephedrine HCl, Brompheniramine Maleate and Dextromethorphan	Liquid	Congestion, Allergies and Cough	—	364,322

BROVEX PSE	Pseudoephedrine HCl and Brompheniramine Maleate	Oral Tablet	Congestion and Allergies	—	15,514

				Gross Sales
Marketed Products	Active Pharmaceutical Ingredient	Method of Administration	Primary Indication	Year Ended 12/31/2008	9 mos. Ended 9/30/2009

BROVEX PSE DM	Pseudoephedrine HCl, Brompheniramine Maleate and Dextromethorphan	Oral Tablet	Congestion, Allergies and Cough	—	75,544

REZYST IM	Lactobacillus and Bifidobacterium	Oral Tablet	Immune and GI Health	—	182,886

QUINZYME	Ubiquinone 58b	Oral Tablet	Ubiquininone Levels	—	27,341

ALDEX Line. ALDEX is a line of prescription antihistamines, decongestants and cough suppressants that are indicated for the temporary relief of respiratory allergies, allergic rhinitis and symptoms of the common cold. We also market and promote other lines of antihistamines, decongestants and cough suppressants under the PEDIATEX, Z-COF and BROVEX brands. We launched our ALDEX product line in the third quarter of 2006. Our gross sales of ALDEX products were approximately $12.0 million in 2007, $17.6 million in 2008 and $13.5 million in the nine months ended September 30, 2009, representing approximately 63%, 67% and 51% of our gross sales for those periods respectively.

Product Description. We sell the following ALDEX products.

•

Aldex AN. ALDEX AN is an antihistamine/decongestant combination administered orally in a chewable tablet form containing the active pharmaceutical ingredient, or API, doxylamine succinate. It is indicated for the temporary relief of runny nose, sneezing, itching of nose or throat, itchy, watery eyes due to hay fever or other respiratory allergies.

•

Aldex CT. ALDEX CT is an antihistamine/decongestant combination administered orally in a chewable tablet form containing the API diphenhydramine HCl and phenylephrine HCl. It is indicated for the temporary relief of nasal and sinus congestion, sneezing, runny nose, and watery eyes that occur from respiratory allergies.

•

Aldex D. ALDEX D is an antihistamine/decongestant combination for oral administration as a suspension. Each 5mL dose contains the API phenylephrine HCI and pyrilamine maleate. It is indicated for the symptomatic relief of coryza and nasal congestion associated with the common cold, sinusitis, allergic rhinitis and other upper respiratory tract conditions.

•

Aldex DM. ALDEX DM is an antihistamine/nasal decongestant/antitussive combination for oral administration as a suspension. Each 5mL dose contains the API phenylephrine HCI, pyrilamine maleate and dextromethorphan HBr. It is indicated for the symptomatic relief of coryza, nasal decongestion, and cough associated with the common cold, sinusitis, allergic rhinitis, and other upper respiratory tract conditions.

Market Opportunity. According to the American Academy of Allergy Asthma and Immunology, at least 35.9 million people have seasonal allergic rhinitis, accounting for $4.5 billion spent on direct care. The AAAI also states that allergic disease affects more than 20% of the population, is the 5th leading chronic disease in the U.S. among all ages and is the 3rd leading chronic disease among children under 18 years old.

The U.S. oral antihistamine/decongestant market is fairly fragmented with numerous branded and generic antihistamines and decongestants. Pharmacists typically fill prescriptions for antihistamines and decongestants with generic products when available.

Four commonly used first generation antihistamines are diphenhydramine, doxylamine, pyrilamine and triprolidine. Diphenhydramine and doxylamine belong to the ethanolamines class of antihistamines, are potent and effective H-1 blockers that possess significant anticholinergic activity and have a pronounced tendency to induce sedation. Pyrilamine belongs to the ethylenediamines class of antihistamines. The drugs in this group are potent and effective H-1 receptor blocking agents that inhibit the actions of histamine on smooth muscle, capillary permeability, and can both stimulate and depress the central nervous system. Pyrilamine also possesses significant anticholinergic properties. It is one of the least sedating first generation antihistamines. Triprolidine belongs to the alkylamines class of antihistamines. The drugs in this group are potent and effective H-1 blockers which tend to produce more central nervous system stimulation and less drowsiness than other 1st generation antihistamines.

The two most commonly used decongestants are phenylephrine and pseudoephedrine. Phenylephrine is found in over-the-counter (OTC) treatments, such as Johnson and Johnson’s Sudafed PE, Wyeth’s Robitussin® CF, McNeil-PPC, Inc.’s Tylenol® Sinus and Novartis Consumer Health Inc.’s Theraflu®. Pseudoephedrine is found in OTC treatments, such as Johnson and Johnson’s Sudafed®, Burroughs Wellcome Fund’s Actifed®, GlaxoSmithKline plc’s Contac® and Schering-Plough HealthCare Products Inc’s Claritin®-D.

We believe that sales of antihistamines, decongestants, and cough suppressants that contain pyrilamine and phenylephrine will continue to grow significantly over the next several years as a percentage of the overall prescription antihistamine, decongestant, and cough suppressant market.

Other Treatments. Other branded prescription antihistamine, decongestant, and cough suppressants marketed in the United States that compete with our ALDEX line include WraSer Pharmaceutical’s VazoTab®, VazoBIDTM and VazoTan®; Atley Pharmaceutical Inc.’s Sudal®-12 and ATuss® DS; and Centrix Pharmaceutical Inc.’s Dicel®.

Differentiators. The ALDEX line is indicated for the temporary relief of respiratory allergies, allergic rhinitis and symptoms of the common cold. In addition to its indications, it has the following benefits and differentiators:

•

Our ALDEX products incorporate the patented drug delivery technology developed by Kiel Laboratories.

•

Because of the rapid onset of first generation antihistamines like doxylamine, found in ALDEX AN, symptomatic relief is almost immediate.

•

ALDEX CT contains the API diphenhydramine, one of the oldest, most effective antihistamines on the market. It is well known and trusted by doctors.

•

ALDEX D and ALDEX DM both contain the API pyrilamine, one of the least sedating first generation antihistamines available.

Intellectual Property. The ALDEX line incorporates a patent protected drug delivery technology owned by Kiel Laboratories, Inc. The patents have claims for preparing a control delivery technology; one is for liquid and semi-solid dosage forms and the other for tablet, capsule, and solid dosage forms. Please see the “Patents” section of our business description for a more detailed description of the patents associated with the ALDEX line of products. See "Information About Pernix — License and other Agreements" for a description of our rights to Kiel's intellectual property.

PEDIATEX Line. Currently the only product that we promote in our PEDIATEX line is PEDIATEX TD. PEDIATEX TD is a prescription antihistamine/nasal decongestant combination liquid for oral administration. Each 1mL dose contains the API Tripolidine HCI and Pseudoephedrine HCI. Tripolidine HCl is a first generation antihistamine in the alkylamine class. Pseudoephedrine, a decongestant, is a sympathomimetic, which acts predominantly on alpha-adrenergic receptors in the mucosa of the respiratory tract, producing vasoconstriction and having minimal effect on beta-receptors. It therefore functions as an oral nasal decongestant with minimal central nervous system stimulation. This decongestant also increases sinus drainage and secretions. PEDIATEX TD is indicated for the relief of runny nose, sneezing, itching of nose and throat, itchy, watery eyes due to hay fever or other respiratory allergies. We launched PEDIATEX TD in August 2008. Our gross sales of PEDIATEX TD were approximately $1.5 million in 2008 and $3.7 million in the nine months ended September 30, 2009, representing approximately 6% and 14% of our gross sales for those periods respectively.

Market Opportunity. See “Market Opportunity” in the discussion of our ALDEX product line above.

Other Treatments. Some of PEDIATEX TD’s prescription competitors are Tiber Laboratories, LLC’s AccuHist TD® and JAYMAC Pharmaceuticals, LLC’s J-Tan D PD®.

Differentiators. In addition to its indications, PEDIATEX TD has the following benefits and differentiators:

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PEDIATEX TD is effective for the relief of perennial and seasonal allergic rhinitis, vasomotor rhinitis, nasal congestion due to the common cold, hay fever or other respiratory allergies, and nasal congestion associated with sinusitis. Its antihistamine is a potent agent with a rapid onset and long duration of action.

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PEDIATEX TD, which utilizes Kiel’s patented drug delivery technology, can be used two to four times per day, which is advantageous to caregivers with children either at home or in day care.

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The product has a unique safety mechanism that helps to prevent overdose. The bottle adapter and calibrated syringe are included in each sample and prescription bottle, ensuring safety precautions are taken before the caregiver doses the patient.

Intellectual Property. The PEDIATEX line incorporates Kiel’s patent protected drug delivery technology. The patents have claims for preparing a control delivery technology; one is for liquid and semi-solid dosage forms and the other for tablet, capsule, and solid dosage forms. Please see the “Patents” section of this document for a more detailed description of the patents associated with the PEDIATEX line of products. See "Information About Pernix — License and other Agreements" for a description of our rights to Kiel's intellectual property.

BROVEX Line. The BROVEX Line is a line of prescription antihistamine combinations with the API brompheniramine maleate, part of the first generation class of antihistamines called alkylamines that are indicated for the temporary relief of sneezing, itchy, watery eyes, itchy nose or throat, and runny nose due to hay fever or other respiratory allergies. BROVEX was acquired by Pernix in June 2009. Gross sales of BROVEX products were approximately $1.7 million in the nine months ended September 30, 2009, or approximately 6% of our gross sales for the nine month period.

Product Description. We market and sell the following BROVEX products.

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BROVEX PEB. BROVEX PEB is an antihistamine/decongestant combination administered orally in a liquid form containing the API phenylephrine HCl, a decongestant, and brompheniramine maleate, an antihistamine. It is indicated for the temporary relief of nasal and sinus congestion, sneezing, runny nose, and watery eyes that occur from seasonal and perennial allergic rhinitis.

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BROVEX PEB DM. BROVEX PEB DM is an antihistamine/decongestant/antitussive combination administered orally in a liquid form containing the active pharmaceutical ingredients phenylephrine, brompheniramine maleate and dextromethorphan, an antitussive. It is indicated for the relief of nasal and sinus congestion, coughing, sneezing, runny nose, and watery eyes that occur from seasonal and perennial allergic rhinitis or the common cold.

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BROVEX PSB. BROVEX PSB is an antihistamine/decongestant administered orally in a liquid form containing the active pharmaceutical ingredients pseudoephedrine HCl, a decongestant, and brompheniramine maleate, an antihistamine. It is indicated for the temporary relief of nasal and sinus congestion, sneezing, runny nose, and watery eyes that occur from seasonal and perennial allergic rhinitis.

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BROVEX PSB DM. BROVEX PSB DM is an antihistamine administered orally in a liquid form containing the active pharmaceutical ingredients pseudoephedrine HCl, a decongestant, brompheniramine maleate, an antihistamine and dextromethorphan, an antitussive. It is indicated for the temporary relief of nasal and sinus congestion, coughing, sneezing, runny nose, and watery eyes that occur from seasonal and perennial allergic rhinitis or the common cold.

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BROVEX PSE. BROVEX PSE is an antihistamine administered orally in tablet form containing the active pharmaceutical ingredients pseudoephedrine HCl, a decongestant, and brompheniramine maleate, an antihistamine. It is indicated for the temporary relief of nasal and sinus congestion, sneezing, runny nose, and watery eyes that occur from seasonal and perennial allergic rhinitis.

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BROVEX PSE DM. BROVEX PSE DM is an antihistamine administered orally in tablet form containing the active pharmaceutical ingredients pseudoephedrine HCl, a decongestant, brompheniramine maleate, an antihistamine, and dextromethorphan, an antitussive. BROVEX PEB current suggested dosage is 1 tablet four times a day for ages 6 and up. It is indicated for the temporary relief of nasal and sinus congestion, coughing, sneezing, runny nose, and watery eyes that occur from seasonal and perennial allergic rhinitis or the common cold.

Market Opportunity. See “Market Opportunity” in the discussion of our ALDEX product line above.

Other Treatments. Other treatment options available are Tiber Laboratories, LLC’s Histex PD 12 ®, Pamlab LLC’s Palgic ®, McNeil-PPC, Inc’s Zyrtec ® and WraSer Pharmaceuticals’ Vazol-D ®.

Differentiators. In addition to its indication, BROVEX has the following benefits and differentiating factors:

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The API brompheniramine maleate is in the least sedating class of antihistamines called alkylamines.

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First generation antihistamines are more effective in treating allergies than second generation antihistamines.

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Alkylamines have moderate anticholinergic effects.

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It has a well known API, brompheniramine maleate, which doctors feel comfortable prescribing.

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It has analgesic-sparing effects on opioid analgesics, which reduce codeine and hydrocodone requirements by 10 to 35%.

Intellectual Property. The BROVEX line is covered by trademark protection, and we acquired the trademarks in June 2009. We acquired BROVEX primarily as a defensive strategy against a competitor attempting to market a generic version of our Z-COF line, which we believe violated our intellectual property.

Z-COF Line. Currently, the only product that we promote in our Z-COF line is Z-COF 8DM. Z-COF 8DM is a prescription alcohol-free antitussive/decongestant/expectorant suspension indicated for the treatment of nasal congestion, chest congestion and cough that can lead to sinusitis. We launched Z-COF 8DM in 2008 to replace Z-COF 12DM, which we discontinued at the end of 2007. Each 5mL dose contains the API dextromethorphan hydrobromide, pseudoephedrine HCl and guaifenesin. Dextromethorphan is an antitussive agent, which unlike the isomeric levorphanol has no analgesic or addictive properties. The drug acts as centrally and elevates the threshold for coughing. It is approximately equal to codeine in depressing the cough reflex. In therapeutic dosage dextromethorphan does not inhibit ciliary activity. Dextromethorphan is rapidly absorbed from the gastrointestinal tract, metabolized by the liver and excreted primarily in the urine. Pseudoephedrine, a decongestant, is discussed in more detail in the PEDIATEX TD section of this document. This decongestant also increases sinus drainage and secretions. Guaifenesin is an expectorant, which increases the output of phlegm and bronchial secretions by reducing adhesiveness and surface tension. The increased flow of less viscid secretions promotes ciliary actions and changes a dry, unproductive cough to one that is more productive and less frequent.

Z-COF 8DM is indicated for the temporary relief of nasal congestion and dry non-productive cough associated with the common cold and other respiratory allergies. Gross sales of Z-COF 12DM were approximately $7.0 million in 2007, or approximately 36% of our gross sales for the period. Our gross sales of Z-COF 12DM were approximately $0.7 million in 2008, or approximately 3%, of our gross sales for the period. Our gross sales of Z-COF 8DM were approximately $6.7 million in 2008 and $7.1 million in the nine months ended September 30, 2009, representing approximately 26% and 27% of our gross sales for those periods respectively. We are assessing the promotional efforts we intend to devote to our BROVEX and Z-COF lines in the future and do not plan to promote Z-COF 8DM beyond 2009.

Market Opportunity. See “Market Opportunity” in the discussion of our ALDEX product line above.

Other treatments. Similar treatments to Z COF 8DM include OTC treatments, such as Johnson and Johnson’s Sudafed®, Wyeth’s Robitussin® DAC and Robitussin® AC and Reckitt Benckiser Group plc’s Mucinex®. Additionally, Z COF 8DM’s prescription competitors include Centrix Pharmaceutical Inc.’s Tenar® DM, Laser Pharmaceuticals, LLC’s Donatussin® DM and LLorens Pharmaceutical International Division Inc.’s Tusnel® DM.

Differentiators. Z-COF 8DM suspension is indicated for the temporary relief of nasal congestion and dry non-productive cough associated with the common cold and other respiratory allergies. It also helps drainage of the bronchial tubes by thinning mucous. In addition to its indication, Z-COF 8DM has several differentiating factors:

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It utilizes Kiel’s patented drug release delivery technology.

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It has twice the guaifenesin of many competitive products.

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Dextromethorphan, an effective antitussive, is not a controlled substance like codeine or hydrocodone.

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It can be taken during the day and a narcotic cough suppressant can be taken at night, helping the patient rest.

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It does not contain an antihistamine. If the patient is on a daily maintenance antihistamine like Schering-Plough HealthCare Products Inc’s Clarinex® or McNeil-PPC, Inc.’s Zyrtec®, the doctor can add Z-COF 8DM to treat new symptoms of nasal and chest congestion accompanied with a cough without interrupting allergy therapy.

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It is sugar and alcohol free.

Intellectual Property. The Z-COF line incorporates Kiel’s patent protected drug delivery technology. The patents have claims for preparing control delivery technology; one is for liquid and semi-solid dosage forms and the other for tablet, capsule, and solid dosage forms. Please see the “Patents” section of this document for a more detailed description of the patents associated with the Z-COF line of products. See "Information About Pernix — License and other Agreements" for a description of our rights to Kiel's intellectual property.

REZYST Line. Currently the only product that we promote in our REZYST line is REZYST IM. REZYST IM is a prescription probiotic chewable tablet formulated to replace active bacterial cultures that are destroyed by diet and antibiotics. Each 150 mg tablet contains the API lactobacillus acidophilus and bifidobacterium, bacteria with probiotic characteristics. The Food and Agriculture Organization (FAO) and the World Health Organization (WHO) define probiotics as “live microorganisms which when administered in adequate amounts, confer a beneficial health effect on the host.” Generally speaking, probiotics refers to dietary supplements or foods that contain beneficial bacteria similar to those normally in the body. REZYST IM current suggested dosage is 1 tablet per day. We launched REZYST IM in February 2009. Gross sales of REZYST IM were approximately $0.2 million, or approximately 1% of gross sales, in the nine months ended September 30, 2009.

Market Opportunity. We believe the U.S. probiotic industry is approximately $1 billion annually. Probiotics are most often ingested by mouth and can be obtained from foods or supplements. In addition to supplements, probiotics can be found in some foods such as yogurt. We believe there is a growing public and scientific interest in probiotics. We believe these microorganisms may provide some of the same health benefits that the bacteria already existing in the body do — such as assisting with digestion and helping protect against harmful bacteria. We believe probiotics may help treat diarrhea and other gastrointestinal problems, particularly resulting as a side effect of certain antibiotics, and may improve general health.

There are several other reasons for an increase in interest of probiotics, including:

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recognition that antibiotic therapy has not been successful to the extent one might have expected. Although it has no doubt solved some medical problems, it has also created some new ones;

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an increasing awareness of the fact that antibiotic treatment deranges the protective flora, and thereby predisposes them to the alteration of infections; and

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an increasing fear of antibiotic-resistant microbial strains, as a result of widespread over-prescription and misuse of antibiotics.

Other treatments. Other treatment options include Becton, Dickinson, and Company’s Lactinex®, Amerifit Brands Inc.’s Culturelle®, Ganeden Biotech Inc.’s Sustenex®, and BioGaia© AB’s probiotic products.

Differentiators. REZYST IM replaces healthy bacteria in the digestive tract and can reduce symptoms associated with mild irritable bowel syndrome and various gastrointestinal issues. In addition to its indication, REZYST IM has several benefits and distinguishing factors:

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It promotes the growth and colonization of microflora, a microorganism in the intestine that helps digestion, trains the immune system, prevents growth of harmful species, regulates the development of tissue and produces vitamins and hormones.

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It is administered in a proprietary formulation.

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It contains 3 billion CFU, or total viable cells per tablet.

Intellectual Property. We do not own or otherwise possess rights to any intellectual property covering RESYST IM.

QUINZYME. QUINZYME is the first proprietary blend prescription supplement for the management of patients with depleted ubiquinone levels. Each tablet contains 90 mg of the API ubiquinone 58b. Coenzyme Q10 (CoQ10), also known as ubiquinone, is a fat-soluble, vitamin-like substance found in every human cell. It is involved in key biochemical reactions that produce energy in cells. It also functions as an antioxidant, which is important in its clinical effects. Those organs with the highest energy requirements, such as the heart and liver, have the highest concentrations of CoQ10. QUINZYME’s current suggested dosage is one to two 90 mg tablets per day. We launched QUINZYME in July 2009. Gross sales of QUINZYME represented less than 1% of gross sales for the nine months ended September 30, 2009.

Market Opportunity. Over 30 million Americans are on statin therapy for high cholesterol. Patients on statin therapy show a reduction in ubiquinone levels. Statin-induced ubiquinone deficiency can be reversed and managed with supplemental ubiquinone. We believe the U.S. statin market is approximately $3 billion annually. Ubiquinone is thought to have many potential benefits, including an enhancement for statins in the treatment of congestive heart failure (CHF), cardiac arrhythmias and hypertension, and in the reduction of hypoxic injury to the myocardium. Other claimed effects include increase of exercise tolerance, stimulation of the immune system and counteracting of the aging process. The antioxidant properties of CoQ10 may serve to greatly reduce oxidative damage to tissues, which has implications on the slowing of aging and age related degenerative diseases.

Other Treatments. Currently there are no prescription competitors. Over-the-counter ubiquinone products include CoQ10 branded products.

Differentiators. QUINZYME helps reverse statin-induced ubiquinone deficiencies. In addition to its indication, QUINZYME also has the following benefits:

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It is involved in key biochemical reactions that produce energy in cells.

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It functions as an antioxidant, which is important in clinical effects.

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It comes in a smooth dissolve tablet for rapid absorption.

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There is no gritty or chalky texture.

Intellectual Property. We do not own or otherwise possess rights to any intellectual property covering RESYST IM.

Product Candidates

We currently have eight product candidates consisting of four antitussive product candidates, two product candidates to treat symptoms associated with dermatitis, one product candidate in our Z-COF product line and one product candidate in our PEDIATEX product line. We have an exclusive license from Gaine, Inc. to a patent that covers the particular indication for the antitussive API found in our antitussive product candidates. We intend to launch two of our antitussive product candidates in 2010 as medical foods. We intend to file an IND and commence a clinical trial for our other antitussive product candidates and are in the earliest stages of that process.

Research and Development

We incur research and development costs in connection with bringing our products and product candidates to market. For the fiscal years ended December 31, 2007 and 2008 and the nine months ended September 30, 2009, we incurred approximately $16,000, $167,000 and $371,000, respectively, in research and development costs.

Business Strategy

Pernix Therapeutics is a specialty pharmaceutical company with both development and commercial sales capabilities focused on the pediatric market. The Company markets a portfolio of revenue generating products and is advancing a pipeline of products targeted at large, high growth markets. Key elements of its business strategy include:

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Continuing to recruit a results-oriented sales force with performance based incentive packages and an open, accountable environment;

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Enlisting internal and external product development partnerships to develop prescription NDA, medical food, OTC monograph products, 510k, 505(b)2 and branded ANDA regulatory strategies;

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Focusing on operational efficiency through an authorized generic partnership with our authorized generic partner Macoven Pharmaceuticals and by exploring alternative generic production partners; and

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Aggressively pursuing targeted business development opportunities through cost-effective acquisitions, and specialty niche products, while being pediatric focused.

Our goal is to become a leading specialty pharmaceutical company that develops and effectively commercializes products in large and growing markets in our focus areas. We believe our key competitive strengths to help us achieve these goals include the following:

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Platform to expand into larger markets

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Low cost infrastructure

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Effective sales, marketing, and distribution

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Extensive specialty pharmaceutical management expertise

Platform to Expand into Larger Markets

In recent years, Pernix has significantly developed its operations, infrastructure, and execution ability. We now have in place a solid platform to expand into larger geographic and product markets. The Company has a significant number of expansion opportunities, and is continually reviewing multiple business opportunities, as they are provided through our internal business development and industry consultants. These opportunities are then evaluated based upon Pernix’s end vision and objectives.

Low Cost Infrastructure

Through strategically outsourced relationships, we believe we have created a dynamic structure and a low cost means to access high value-added resources that give us expanded capabilities and services for a higher return on investment. By accessing high levels of experience and knowledge from our strategic partners, our execution ability is significantly improved, while at a lower cost than if these resources were brought in-house.

Effective Sales, Marketing and Distribution

In accordance with our goal of maintaining our low cost infrastructure, we intend to strategically focus our sales force to provide a cost effective means to access a large volume of physicians who utilize our products, or target niche specialty markets that require a small strategic sales force. We believe fixed costs from our field sales personnel are significantly less per representative than those incurred by larger more established pharmaceutical companies due to our higher ratio of incentive based compensation. This aligns representative pay to their territorial performance, provides upside commission potential and attracts top sales performers.

Extensive Specialty Pharmaceutical Management Expertise

The Company’s leadership has extensive management expertise in specialty pharmaceutical commercialization, including starting and growing pharmaceutical businesses, acquisitions, business development, and sales and marketing. The Pernix team also has experience working with many leading pharmaceutical and health care companies including Pfizer, Sepracor, Cornerstone and Biovail.

Relationship with Macoven Pharmaceuticals, LLC

Macoven Pharmaceuticals, LLC was organized in 2008 as a wholly-owned subsidiary of Pernix for the purpose of launching generic drugs, including authorized generic equivalents of Pernix’s branded products. An authorized generic is a pharmaceutical product that was marketed and sold by a brand company, but is relabeled and marketed under a generic product name with the permission of the brand company.

In January 2009, Pernix transferred a 40% interest in Macoven to Michael Venters, Executive Vice President of Operations of Pernix. On July 13, 2009, Pernix distributed its remaining 60% interest in Macoven to a limited liability company owned by the stockholders of Pernix (in proportion to their respective ownership interests in Pernix).  Macoven is currently owned 60% by the stockholders of Pernix (in proportion to their ownership of Pernix), 20% by Michael Venters and 20% by an officer of Macoven.

On July 27, 2009, Pernix and Macoven entered into an agreement whereby Pernix granted Macoven a non-exclusive license to develop, market and sell generic products based on Pernix branded products. The initial term of the agreement is 18 months, and is automatically renewable for successive twelve month terms unless otherwise terminated by either party. Pursuant to the terms of the agreement, Pernix paid Macoven a one-time development fee of $1,500,000. Pernix has the exclusive rights to 100% of the proceeds from sales of generic equivalents of Pernix products. Additionally, Pernix is entitled to 10% of Macoven’s proceeds from sales of generics that are not based on Pernix products to the extent Macoven retains Pernix to distribute and/or market any such products. In the third quarter of 2009, Macoven launched its first Pernix based generic product, Pyril DM, an authorized generic based on Pernix's ALDEX DM product, and will pay Pernix approximately $137,000, representing 100% of the proceeds from the sales of this product plus administrative fees for the period July 27, 2009 to September 30, 2009.

Sales and Marketing; Co-promotion Agreements

Sales and Marketing

We have and continue to recruit a results-oriented sales force with a high ratio of incentive based compensation, a focus on former collegiate athletes with competitive backgrounds and an open, accountable environment. Our sales force consists of 35 full-time sales professionals and two regional sales directors. Our sales force is supported by four administrative staff and five members of senior management. The current sales force promotes our ALDEX, PEDIATEX, Z-COF, BROVEX, REZYST and QUINZYME family of products in approximately 30 states in the U.S. Our sales force also markets three non-Pernix products pursuant to co-promotion agreements with the owners of these products. Our sales management team has an average of nine years of sales management experience.

Our sales representatives currently call on high-prescribing physicians and significant retail pharmacies. We believe this highly specialized approach provides us with the opportunity for greater access to this group of health care professionals. It also increases our market coverage and frequency of visits to this target audience.

We seek to differentiate our products from our competitors by emphasizing the clinical advantages and favorable side effect profiles for patients who are suffering from respiratory diseases or allergies, various GI issues, ubiquinone deficiencies or atopic dermatitis. Our marketing programs to support our products include: patient co-payment assistance, health care provider education, information to further support patient compliance and participation in national medical conventions. In addition, we are establishing a respiratory advisory board with varying specialties to assist in developing our corporate strategy for both our products and product candidates.

Co-promotion Agreements

We seek to enter into co-promotion agreements to enhance our promotional efforts and sales of our products. We may enter into co-promotion agreements to obtain rights to market other parties’ products in return for certain commissions or percentages of revenue on the sales we generate. Alternatively, we may enter into co-

promotion agreements with respect to our products that are not aligned with our product focus or when we lack sufficient sales force representation in a particular geographic area. As of January 15, 2010, we have entered into three co-promotion agreements to market other parties’ products. To date, these agreements have not contributed to a material part of our net sales but may in the future.

Customers, Distribution, and Reimbursement

Customers and Distribution

Our customers consist of drug wholesalers, retail drug stores, mass merchandisers and grocery store pharmacies in the United States. We primarily sell products directly to drug wholesalers, which in turn distribute the products to retail drug stores, mass merchandisers and grocery store pharmacies. Our top three customers, which represented 83% and 78% of gross product sales in 2008 and 2007 respectively, are all drug wholesalers and are listed below:

Customer	2008	2007
Cardinal Health	36%	32%
McKesson Corporation	33%	33%
AmerisourceBergen Corporation	14%	13%

Consistent with industry practice, we maintain a returns policy that allows our customers to return products within a specified period prior and subsequent to the expiration date. Occasionally, we may also provide additional discounts to some customers to ensure adequate distribution of our products.

We actively market our products to authorized distributors through regular sales calls. We have many years of experience working with various industry distribution channels. We believe that this significantly enhances our performance by ensuring product stocking in major channels in the geographic areas where we do business; continually following up with accounts and monitoring of product performance; developing successful product launch strategies; and partnering with customers on other value-added programs. Our active marketing effort is designed to ensure appropriate distribution of our products so that patients’ prescriptions can be filled with our products that health care professionals prescribe.

We rely on DDN, a third-party logistics provider, for the distribution of our products to drug wholesalers, retail drug stores, mass merchandisers and grocery store pharmacies. DDN ships our products from its warehouse in Memphis, Tennessee to our customers throughout the United States.

We believe DDN is the largest privately held provider of outsourced services to the life-science industry. DDN works with emerging companies seeking to launch quickly and remain as virtual as possible, and with market leaders looking to streamline and simplify. Their clients receive supervised operations without spending the time and money to develop and manage them, freeing up resources for R&D, acquisitions, and other core initiatives.

Reimbursement

In the U.S. market, sales of pharmaceutical products depend in part on the availability of reimbursement to the patient from third-party payors, such as government health administration authorities, managed care organizations, or MCOs, and private insurance plans. Most of our products are generally covered by managed care and private insurance plans. The status or tier within each plan varies, but coverage for our products is similar to other products within the same class of drugs. We also participate in the Medicaid Drug Rebate Program with the Centers for Medicare & Medicaid Services and submit substantially all of our products for inclusion in this program. Coverage of our products under individual state Medicaid plans varies from state to state. Third-party payors are increasingly challenging the prices charged for pharmaceutical products and reviewing different cost savings efforts, which could affect the reimbursement available for our products.

Manufacturing

We outsource all manufacturing of our products and product candidates but we maintain internal quality standards, regulatory compliance and a committed level of resources to administer the operations of these outsourcing relationships. We currently depend, and will continue to depend, on outsourcing relationships for the supply of the active ingredients in our pharmaceutical products and product candidates, the manufacture of the finished product and the packaging needed. We do not own or operate any manufacturing operations for our products or product candidates. If any of our current manufacturers become unavailable, we may be delayed in identifying replacements and/or unable to conclude arrangements with replacements on favorable terms. For additional information regarding our relationships with our manufacturers, see “Risk Related to Third Parties.” We use third parties to manufacturer all of our products and product candidates. This may increase the risk that we will not have sufficient quantities of our products or product candidates or such quantities at an acceptable cost, which could result in development and commercialization of our product candidates being delayed, prevented or impaired.”

The following table summarizes information about some of our manufacturers.

Manufacturer	Product/Product Candidate	Location

Denison Pharmaceuticals	Pediatex TD	Pawtucket, RI

Sonar Products	Aldex D, Aldex DM	Carlstadt, NJ

Avema Pharma Solutions	ReZyst IM	Miami, FL

Protoform, Inc.	QuinZyme	Westampton, NJ

TG United	Brovex Line	Brooksville, FL

Our products and product candidates are manufactured using established processes in a reduced number of steps. There are no complex chemistry designs or unusual manufacturing equipment used in the process. We plan to continue to develop product candidates that can be manufactured in a cost effective manner at third party manufacturing facilities. We entered into a supply agreement with Sonar Products on February 24, 2009. The term of the agreement is two years and will renew for successive one-year terms unless terminated by either party with 90 days prior written notice.

In July 2009, we entered into a finance agreement with Protoform pursuant to which we advanced Protoform $300,000 to finance the renovation of a manufacturing facility. In consideration of this advance, Pernix will receive certain discounts and credits on Pernix branded products manufactured by Protoform. Additionally, Protoform agreed to pay Pernix 10% of its gross profits for the period beginning on the two-year anniversary of the manufacturing facility becoming operational, and ending on July 15, 2016.

All of our other manufacturing arrangements are not subject to long-term agreements and generally may be terminated by either party without penalty at any time.

Most of our manufacturers and suppliers are subject to the FDA’s current Good Manufacturing Practices, or cGMP, requirements, DEA regulations and other rules and regulations stipulated by other regulatory bodies.

Intellectual Property

Our performance relies partly on our capacity to achieve and maintain proprietary protection for our products and product candidates, technology and know-how, to function without infringing on the ownership rights of others and defend against others from infringing on our ownership rights. Most of our products face competition from generics. Our key intellectual property is described below.

Patents

The following table shows the U.S. patents relating to our products. We have rights to the intellectual property in these patents through various licensing agreements that are described in more detail below. We do not own any patents.

Patent Description	Patent Owners	Product(s) / Product Candidate(s)	Expiration

Process for preparing control delivery capsule or other solid dosage forms	Kiel Laboratories	ALDEX AN and ALDEX CT	September 25, 2027

Process for preparing control delivery liquid and semi-solid dosage forms	Kiel Laboratories	ALDEX D, ALDEX DM, PEDIATEX TD and Z COF 8DM	August 22, 2026

Companies in our industry tend to hold or license patent portfolios that are generally uncertain and involve complicated legal and factual issues. To maintain and solidify our rights to our technology we must obtain effective claims and enforce those claims once granted. The patents licensed to us may be disputed, limited, bypassed or found to be invalid or unenforceable, which could restrain our ability to stop competitors from marketing related products. Additionally, the competition may separately develop similar technologies to ours and the rights granted under issued patents may not provide us with a meaningful competitive advantage against these competitors. Furthermore, because of the extensive amount of time required to bring products to market, it is possible that any related patents may expire or be close to expiring before our products can be commercialized, thus reducing any advantage of the patents.

Trade Secrets

In some circumstances, we may depend on trade secrets to protect our technology. We try to protect our own technology by entering into confidentiality agreements with our employees, independent contractors, consultants, and advisors. We also aim to protect the confidentiality and integrity of our technology by maintaining physical security of our facilities and physical and electronic security of our data systems. While we have confidence in these security measures, they may be breached and we may not have appropriate responses to manage those breaches.

Trademarks

We utilize trademarks on all of our current products and believe that having distinguishing marks is an important factor in marketing these products. We currently own 16 trademark interests, of which 5 are trademarks registered on the principal trademark register. These marks include BROVEX, ALDEX, Z-COF, and PEDIATEX TD. There are two different registrations for BROVEX. One is for the word “BROVEX” and the other registration is for the stylized BROVEX mark. In addition to the 5 registered marks listed above, we own 10 intent-to-use trademarks that can be registered as use-in-commerce trademarks as soon as we can file a statement of use illustrating use of the marks in commerce. Pernix also owns 2 intent-to-use trademark applications that are currently pending in the U.S. Patent and Trademark Office. We expect that having distinctive marks for any additional products that we develop will also be an important marketing characteristic. We have not sought any foreign trademark protection for our products or product candidates. U.S. trademark registrations generally are for fixed, but renewable, terms.

License and Other Agreements

Relationships with Kiel, Gaine. We have acquired most of our products and product candidates through license agreements with Kiel Laboratories and Gaine, Inc. For the nine months ended September 30, 2009 and fiscal years ended December 31, 2008 and 2007, gross sales of the products covered by our license agreements with Kiel and Gaine accounted for approximately 92%, 100% and 99% of our gross sales, respectively.

Gaine was incorporated in 2007 as a holding company for certain intellectual property rights related to pharmaceutical products. We hold a 50% ownership interest in Gaine, with the remaining 50% owned by various employees of Kiel. Gaine’s four-member board is comprised of two officers of Pernix and two Kiel employees.

Subject to certain limited exceptions, any action of Gaine’s board of directors or stockholders may be taken by the approval of a majority of the votes cast.

Term Sheet Agreement with Kiel. On January 30, 2009, Pernix and Kiel memorialized their then-existing oral arrangment pursuant to which Kiel granted us an exclusive license without geographic limitation to use its patented drug delivery technology and related intellectual property, or Kiel technology, to manufacture and market the ALDEX CT, ALDEX D, ALDEX DM and Z-COF-8DM products. In consideration for this license, we agreed to pay Kiel per bottle royalties on our sales of these products. These royalty payments may be increased at Kiel’s discretion each year throughout the term of the agreement by up to 5%. We are required to use manufacturers approved by Kiel and are responsible for all costs associated with manufacturing these products.

The exclusivity of our license is conditioned upon our placement of purchase orders for products within 90 days of the previous order’s shipment date, all of our purchase orders providing for delivery no more than 180 days from the date of issuance and our payment of Kiel’s invoices within 30 days of issuance. The agreement may be terminated by either party at any time after January 30, 2011 without cause upon 30 days written notice to the other party. Once terminated, Pernix is entitled to place two additional purchase orders, and Kiel may not market or sell, or authorize any other party to market or sell, any of the covered products until all of Pernix’s inventory is exhausted. The agreement may be assigned by either party at any time.

For the nine months ended September 30, 2009 and fiscal years ended December 31, 2008 and 2007, gross sales of the products covered by the term sheet with Kiel accounted for approximately 76%, 91% and 97% of our net sales, respectively. The patents covering the Kiel technology expire in 2026 and 2027.

Loan Agreement and Related License with Gaine. On September 18, 2007, Pernix and Gaine entered into a loan agreement pursuant to which Pernix lent Gaine $475,000 in order to finance Gaine’s purchase of a U.S. patent with an API that we expect to use in two of our product candidates. Using the loan proceeds, Gaine entered into a patent assignment with the original owners of the patent on September 24, 2007, pursuant to which ownership was assigned to Gaine for aggregate consideration equal to $500,000. Due to the fact that Gaine is a controlled entity of Pernix, its financials are combined in the financial statements of Pernix; therefore, this loan is eliminated in consolidation for financial statement presentation purposes.

The loan agreement requires repayment to be made in 24 equal monthly installments ending December 2009. The principal balance of the loan bears interest at the rate of 10% per annum. In connection with the loan agreement, Gaine executed a promissory note in favor of Pernix for the full loan amount, and granted Pernix a security interest in the patent. In the event of a failure to make a loan payment that remains uncured for 30 days, Pernix may accelerate the remaining balance or require Gaine to transfer ownership of the patent to Pernix. As of December 16, 2009, Gaine was in default under the loan agreement. Pernix has not yet determined what action, if any, it will take in connection with Gaine’s default.

In connection with the loan, Gaine granted Pernix an exclusive, royalty-free license to use the patent and related intellectual property to develop, manufacture and market the products identified in the loan agreement. The license is without geographic restriction, although the patent provides protection only in the U.S. and another party holds the patent rights outside the U.S. Additionally, Gaine granted Pernix a right of first refusal to market and sell any other products using the patent not covered by the license to the extent Gaine, including its affiliates and assigns, ceases to market and sell products using the patent and related intellectual property.  The term of the license is for the remaining life of the patent, which expires in 2018. Neither party may assign its rights under the loan agreement without the consent of the other party.

2006 License Agreement with Gaine. On November 10, 2006, Pernix and Gaine entered into a license agreement whereby Gaine granted Pernix an exclusive license to use the Kiel technology to manufacture and market certain products, including ALDEX AN and PEDIATEX TD. The license for ALDEX AN and PEDIATEX TD is limited to the exclusive marketing and sales rights in Texas, Louisiana, Mississippi, Alabama, Georgia, Florida, North Carolina, South Carolina, Tennessee, Arkansas, Kentucky, Indiana, Illinois, Ohio, Mississippi, Wisconsin and Michigan.

Under the terms of the license agreement, Gaine agreed to develop and formulate the covered products at its sole expense. Pernix is required to use a manufacturer selected by Gaine, and is responsible for the cost of manufacturing the products subject to the license agreement. Labeling of all covered products is subject to Gaine’s approval and must reference Kiel’s trademarks relating to the Kiel technology. The term of the license is for 15 years, and thereafter may be renewed annually upon mutual agreement between the parties. In the event it does not elect to renew the agreement at the expiration of the initial term or a renewal period, Gaine is required to make a good faith effort to negotiate a new agreement with Pernix before licensing its rights to the Kiel technology to a third party.

To maintain the exclusivity of its license, Pernix is obligated to make minimum annual purchase orders of 224,000 1 oz. bottles and 14,000 16 oz. bottles of PEDIATEX TD and 12,5000 100-count bottles of ALDEX AN. The license agreement also requires Pernix to make royalty payments to Gaine in the amount of $1.00 and $16.00 for each 1 oz. and 16 oz. bottle, respectively, of PEDIATEX TD and $12.00 for each 100-count bottle of ALDEX AN sold. An aggregate of $800,000 in prepayments made by Pernix to Gaine at the outset of the agreement covering research and development expenses was credited toward future royalty payments. Beginning November 10, 2009, the third anniversary of the license agreement, Gaine is permitted to increase Pernix’s royalty payments during each subsequent 12-month period by up to 3%.

For the nine months ended September 30, 2009 and fiscal years ended December 31, 2008 and 2007, gross sales of the products covered by the November 2006 license agreement with Gaine accounted for approximately 16%, 9% and 2% of our gross sales, respectively. The patents covering the Kiel technology expire in 2026 and 2027, respectively.

Gaine-Kiel License and Development Agreements. Gaine acquired its rights to the products subject to the November 2006 license agreement with Pernix described above pursuant to a development agreement and license agreement it entered into with Kiel, the owner of the Kiel technology, in October 2006. Pursuant to these agreements, Kiel agreed to develop certain products using the Kiel technology, including ALDEX AN and PEDIATEX TD, and granted Gaine an exclusive, worldwide license to manufacture and market these products at Gaine’s expense.

Kiel also granted Gaine an exclusive license to manufacture and market versions of ALDEX D, ALDEX DM, ALDEX CT and Z-COF-8DM using the Kiel technology to the extent Pernix requires that any of these products be marketed by over the counter guidelines. The November 2006 license agreement between Pernix and Gaine also grants Pernix an option to license, on an exclusive, worldwide basis, over the counter versions of ALDEX CT, ALDEX DM, ALDEX D and Z-COF-8DM from Gaine to the extent Pernix elects to change the designation of any of these products from DESI to over the counter, at royalties to be agreed upon at the time of election.

The term of this license is 15 years. As consideration for the license and development of these products, Gaine paid Kiel an aggregate fee of $800,000.

Brovex Purchase Agreement. In June 2009, we entered into an asset purchase agreement, with DaySpring Pharma, LLC, pursuant to which we obtained all rights to the BROVEX product line, including related trademarks, inventory for $450,000 in cash paid at the closing.

Competition

The pharmaceutical industry, including the pediatric market in which we primarily participate, is defined by rapidly advancing technologies, extreme competition and a focus on proprietary products. We face competition from numerous sources, including other commercial pharmaceutical companies and biotechnology organizations, academic institutions, government agencies and private and public research institutions. Our current products compete with existing and new therapies that may become available in the future.

Our competition may have larger pools of financial resources and more sophisticated expertise in research and development, manufacturing, clinical trials, regulatory pathways and marketing approved products than we do. These competitors are also recruiting and retaining exceptional sales and management personnel. Usually, competition to our currently marketed products and product candidates have distinguished brand names, are distributed by large pharmaceutical companies with sizable amounts of resources and have achieved widespread acknowledgement in the healthcare market. Small or early stage companies may also prove to be serious competition, predominantly through collaborative agreements with large and established companies. While we have significant experience in developing and selling drugs through different regulatory pathways, we have never developed an FDA-approved drug. With respect to FDA-approval process, we are at a competitive disadvantage to many companies with significantly more experience than we have in developing these drugs.

Issues influencing the success of our products and product candidates, if approved, are and should continue to be efficacy, safety, convenience, price, the availability of patent protection or regulatory marketing exclusivity, generic competition, position and availability within the wholesale trade, and the availability of reimbursement from government and other third-party payors.

Our competitive position could be adversely affected if the competition develops and commercializes products that are more effective, safer, have fewer or less severe side effects, are more convenient or are less expensive than our products. Our competitors may also obtain FDA or other regulatory approval faster than we do. Additionally, our ability to compete may be diminished by insurance companies or other third-party payors seeking to promote generic products, which could result in branded products becoming unattractive to consumers from a cost perspective.

The products we currently market face substantial competition from a variety of similarly therapeutic branded and generic products. We are potentially subject to competition from generic versions of our branded products if a loss of regulatory marketing exclusivity or patent protection is recognized or as a result of regulatory pathway engineering strategies that provide for generic product introduction before key product patent expirations. Generics typically have lower prices than branded products and therefore may erode prescription demand and sales of our branded products significantly.

Government Regulation

In the United States and other countries, federal, state, and local government authorities comprehensively regulate the research, development, testing, manufacture, packaging, storage, recordkeeping, labeling, advertising, promotion, distribution, marketing, imports and exports of pharmaceutical products that we market, sell and are developing.

FDA Regulation of Drug Products

The FDA regulates drugs under the Food Drug and Cosmetic Act and other implementing regulations in the U.S. Obtaining regulatory approvals and the additional compliance with appropriate governing bodies, statutes and regulations requires the use of significant time and financial resources. Noncompliance with applicable FDA requirements during the development, approval or post approval process may subject an applicant to a range of judicial or administrative penalties, such as the FDA’s refusal to approve pending applications, retraction of approval, a clinical hold, warning letters, product recalls, product seizures, suspension of production or distribution, fines, refusals of contracts, or civil or criminal sanctions.

Before a drug may be marketed in the U.S. the FDA requires a process that generally involves the following:

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performance of preclinical laboratory test, animal studies and formulation studies in compliance with the FDA’s good laboratory practice, or GLP, regulations;

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an investigational new drug application, or IND, submitted to the FDA, which must become effective before human clinical trials may commence;

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an independent institutional review board (IRB) approval at each clinical site before each trial may begin;

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completion of approved, well-controlled human clinical trials in accordance with good clinical practices, or GCP, to establish the safety and efficacy of the proposed drug for each indication;

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submission of an NDA to the FDA;

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adequate completion of an FDA advisory committee audit, if applicable;

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adequate completion of an FDA inspection of the manufacturing facilities at which the product is produced to evaluate compliance with current good manufacturing practices, or cGMP, and to assure that the facilities, methods and controls are satisfactory to preserve the drug’s identity, strength, quality and purity; and

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FDA review and approval of the NDA.

Preclinical Studies. Product candidates that undergo preclinical studies are subject to extensive laboratory testing of chemistry, toxicity and formulation, and animal studies to evaluate their potential safety and effectiveness. The preclinical test results must be submitted by an IND sponsor, along with manufacturing documentation, analytical data and any available clinical data and findings to the FDA as part of the IND. Even after the IND is submitted, some preclinical testing may continue. Unless the FDA raises concerns or questions related to proposed clinical trials and places the clinical trials on a clinical hold, an IND automatically becomes effective 30 days after receipt by the FDA. In this situation, the IND sponsor and the FDA must settle any pending concerns prior to the commencement of a clinical trial. Subsequently, presentation of an IND may not result in the commencement of clinical trials allowed by the FDA.

Clinical Trials. In accordance with GCP requirements, which include the requirement that all research subjects provide their informed consent in writing for their participation in any clinical trial, clinical trials involve the administration of the investigational new drug to human subjects under the supervision of qualified investigators.

Clinical trials are performed in accordance with protocols detailing, the objectives of the study, the criteria to be used in observing safety and the efficacy parameters to be evaluated. The FDA must receive protocols for each clinical trial and any successive protocol amendments as part of the IND. Additionally, each institution participating in the clinical trial must have an IRB review and approve the plan for any clinical trial before it commences at that institution.

Clinical trials performed on humans are generally conducted in three consecutive phases, which may coincide or be combined:

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Phase 1: Healthy human subjects or patients with the target disease or condition and tested for safety, dosage tolerance, absorption, metabolism, distribution, excretion and, if possible, to gain an early indication of its effectiveness, are initially introduced to the drug.

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Phase 2: A limited patient population is administered the drug to identify possible adverse effects and safety risks, to preliminarily evaluate the efficacy of the product for specific targeted diseases and to determine dosage tolerance and optimal dosage.

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Phase 3: An expanded patient population is administered the drug generally at geographically unique clinical trial sites to further evaluate dosage, clinical efficacy and safety, to establish the overall risk-benefit relationship of the drug, and to provide adequate information for the labeling of the drug.

The FDA must receive progress reports annually, detailing the results of clinical trials, or more frequently if serious adverse events occur. Phase 1, 2, and 3 trials might not be successfully completed within a specified period of time, or at all. Moreover, clinical trials may be suspended or terminated by the FDA or sponsor at any time on a variety of grounds, including findings that the research subjects are being exposed to an unacceptable level of health risk. Similarly, approval of a clinical trial can be suspended or terminated if the trial is not being conducted in accordance with the IRB’s requirements or if the drug has been connected to unanticipated serious harm to patients.

Special Protocol Assessment. The SPA process was created to assist the FDA’s review and approval of drug products by permitting the FDA to assess the proposed design and size of clinical trials that are intended to form the primary basis for determining a drug product’s efficacy. If a clinical trial sponsor specifically requests, the FDA will evaluate the protocol and respond to a sponsor’s questions regarding primary efficacy endpoints, trial conduct and data analysis within 45 days of receipt of the request. The FDA ultimately decides whether the protocol design and planned analysis of the trial adequately address objectives in support of a regulatory submission. An SPA letter or the minutes of a meeting between the sponsor and the FDA must clearly document all agreements and disagreements between the sponsor and FDA regarding the SPA.

The FDA may revoke or alter its agreement, even if it agrees to the design, execution, and analysis proposed in protocols reviewed under the SPA, under the following circumstances:

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unrecognized public health concerns emerge at the time of the protocol assessment;

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protocol that was agreed upon with the FDA has not been followed by a sponsor;

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the information in a request for SPA change, submitted by a sponsor, are found to be false or misstatements or are found to exclude important facts; or

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a modification of the protocol is agreed upon by the FDA and the sponsor and such modification is intended to improve the study.

Marketing Approval. If the required clinical testing is completed successfully, the results of the preclinical and clinical studies, coupled with detailed information concerning the product’s chemistry, manufacture, controls and proposed labeling, among other things, are submitted as part of an NDA to the FDA requesting approval to market the product for one or more indications. The submission of an NDA is subject to a substantial application fee in most cases.

Additionally, an NDA or supplement to an NDA must contain data that is acceptable to properly assess the safety and effectiveness of the drug for the claimed indications in all relevant pediatric subpopulations, and to support dosing and administration for each pediatric subpopulation for which the drug is safe and effective, according to the Pediatric Research Equity Act of 2003, or PREA, as amended and reauthorized by the Food and Drug Administration Amendment Act of 2007, or FDAAA. The FDA is also authorized, under the FDAAA, to require sponsors of currently marketed drugs to perform pediatric studies if the drug would provide a “meaningful therapeutic benefit” for pediatric patients, the absence of pediatric labeling could pose a risk to pediatric patients or serves a substantial number of pediatric patients and adequate pediatric labeling could benefit such patients. At the request of an applicant or by its own initiative, the FDA may grant deferrals for submission of some or all pediatric data until after approval of the drug for use in adults or full or partial waivers from the pediatric data requirements. The pediatric data requirements do not apply to products with orphan designation, unless otherwise required by regulation.

60 days after its receipt of an NDA, the FDA has to determine whether the application will be accepted for filing based on the agency’s threshold determination that it is adequately complete to authorize substantive review. Rather than accept an NDA for filing, the FDA may request additional information. In such an event, the NDA must be resubmitted with the subsequent information and is subject to additional fees. Before the FDA accepts the resubmitted application for filing, it is also subject to review. Once the submission is accepted for filing, the FDA commences a detailed substantive review. For novel drug products or drug products which present difficult questions of safety or efficacy, the FDA may refer applications to an advisory committee for review, evaluation and a recommendation as to whether the application should be approved and under what conditions. The FDA considers such recommendations carefully when making decisions but is not bound by the recommendations of the advisory committee.

The FDA will also examine the facility or facilities where the product is manufactured before approving an NDA. The FDA will disapprove an application if it determines that the manufacturing processes and facilities do not comply with cGMP requirements and are unsatisfactory to assure consistent production within required specifications. In addition, the FDA will typically inspect one or more clinical sites to assure compliance with GCP before approving an NDA.

The FDA may issue an approval letter, or, in some cases, an approvable letter if the FDA’s evaluation of the NDA and inspection of the manufacturing facilities are favorable. An approvable letter typically contains a statement of specific conditions that have to be met to achieve final approval of the NDA. When those conditions have been met to the FDA’s satisfaction, the FDA will generally issue an approval letter. An approval letter permits commercial marketing of the drug with specific prescribing information for specific indications. The FDA may require substantial post-approval testing and surveillance to monitor the drug’s safety or efficacy as a condition of NDA approval. The FDA may also impose other conditions, including labeling or distribution restrictions or other risk management mechanisms, which can significantly affect the potential market and profitability of the drug. Product approvals may be withdrawn, once granted, if compliance with regulatory standards is not maintained or problems with the product are identified following initial marketing.

The FDA may refuse to approve the NDA or issue a not approvable letter, if the FDA’s evaluation of the NDA or inspection of the manufacturing facilities is not favorable. A not approvable letter describes the problems with the submission and generally requires additional testing or information for the FDA to reconsider the application. The FDA ultimately may decide that the application does not satisfy the regulatory criteria for approval even with submission of this additional information.

The FDA may curb the permitted indications for use of the product even if it has given approval. It may also require that post-approval studies, including Phase 4 clinical trials, be conducted to further assess a drug’s safety and effectiveness after approval, require that contraindications, warnings or precautions be included in the product labeling, or require testing and surveillance programs to monitor the product after commercialization. Based on the results of post-market studies or surveillance programs, the FDA may prevent or limit further marketing of a product. Some types of changes to the approved product, such as adding new indications, manufacturing changes, and additional labeling claims, are subject to further FDA review and approval even after initial approval has been delivered.

Special FDA Expedited Review and Approval Programs. To expedite or simplify the process for the development and FDA review of drug products that are intended for the treatment of life threatening or other serious conditions and demonstrate the potential to address unmet medical needs, the FDA has a variety of programs, including fast track designations, accelerated approval and priority review. The purpose of these expedited review and approval programs is to provide important new drugs to patients faster than the standard FDA review procedures.

In order to be qualified for a fast track designation, the FDA must establish, whether a drug product designed to treat a life threatening or serious condition will have an effect on factors such as day-to-day functioning or survival or it is likely that the disease, if untreated, will progress from a less severe condition to one more serious. The drug product must also satisfy an unmet medical need, which is defined by the FDA as providing a therapy where none exists or providing a therapy that may be potentially superior to existing therapies based on efficacy or safety factors.

Additionally, for drugs that offer significant advances in treatment, or provide a treatment where no adequate therapy exists, the FDA may grant a priority review designation. A priority review decreases the targeted time for the FDA to review a new drug application from ten months to six months. Most drugs that are expected to be considered appropriate to receive a priority review are also eligible for fast track designation.

The FDA may later decide that the drug no longer meets the conditions for qualification or decide that the time period for FDA review or approval will not be shortened even if a drug product qualifies for one or more of these programs,.

Post-approval Requirements. Drug products manufactured or distributed in pursuit of FDA approvals are controlled by extensive and ongoing FDA regulation, including the reporting of adverse experiences with the product, advertising and promotion, product sampling and distribution, periodic reporting and requirements relating to recordkeeping. There also are pervasive DEA regulations applicable to marketed controlled substances.

Additionally, drug manufacturers and other organizations involved in the distribution and manufacture of approved drugs are required to register their organizations with the FDA and state agencies, and are subject to periodic unannounced inspections by the FDA and state agencies for compliance with cGMP requirements. Changes to the manufacturing process are strictly regulated and generally require prior FDA approval before implementation. Any deviations from cGMP require investigation and correction under FDA regulations and impose reporting and documentation requirements upon us and any third party manufacturers that we may decide to use. Accordingly, manufacturers must continue to spend time, money, and effort in the area of quality control and production to maintain cGMP compliance.

The FDA may withdraw an approval, once granted, if compliance with regulatory requirements and standards is not maintained or if problems arise after the product reaches the market. Previously unidentified problems with a product, that are discovered later, including manufacturing processes, or adverse events of unanticipated severity or frequency, or failure to comply with regulatory requirements, may result in, among other things:

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product recalls, complete withdrawal of the product from the market or restrictions on the marketing or manufacturing of the product;

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warning letters, fines or holds on post-approval clinical trials;

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suspension or revocation of product license approvals, or refusal of the FDA to approve pending applications or supplements to approved applications;

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refusal to permit the import, or export of products or product seizure or detention; or

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civil or criminal penalties or injunctions.

Products placed on the market are subject to strict advertising, labeling, marketing, and promotion regulations by the FDA. Drugs may be promoted only for the approved indications and in accordance with the provisions of the approved label. An organization that is found to have improperly promoted off label uses may be subject to significant liability by the FDA and other agencies that actively enforce laws and regulations prohibiting the promotion of off label uses. The Federal Trade Commission regulates advertising for over-the-counter drug products. Advertising for these products must be truthful, not misleading and adequately substantiated.

The Prescription Drug Marketing Act, or PDMA, regulates the distribution of drugs and drug samples at the federal level and sets minimum standards for the registration and regulation of drug distributors by the states. The distribution of prescription drug products is also regulated by the PDMA. Both the PDMA and state laws limit the distribution of prescription pharmaceutical samples and enforce requirements to ensure accountability in distribution.

Many of the powers bestowed on the FDA by the new FDAAA legislation are aimed at improving drug safety and assuring the safety of drug products after approval. Under the FDAAA, the FDA is authorized to impose new distribution and use restrictions, mandate changes to drug labeling to reflect new safety information and require post-approval studies and clinical trials. The new requirements and other changes that the FDAAA imposes may make it more difficult, and likely more costly, to obtain approval of new pharmaceutical products and to produce, distribute and market and existing products. In addition, FDA regulations, policies and guidance are often revised or reinterpreted by the agency or the courts in ways that may considerably affect our business and our products. It is impossible to predict whether legislative changes will be enacted, or FDA regulations, guidance or interpretations changed, or what the impact of such changes, if any, may be.

Prescription Drug Wrap-Up

The FDCA, enacted in 1938, was the first statute requiring premarket approval of drugs by the FDA. These approvals, however, focused exclusively on safety data. In 1962, Congress amended the FDCA to require that sponsors demonstrate that new drugs are effective, as well as safe, in order to receive FDA approval. These amendments also required the FDA to conduct a retrospective evaluation of the effectiveness of the drug products that the FDA approved between 1938 and 1962 on the basis of safety alone. The agency contracted with the National Academy of Science/National Research Council, or the NAS/NRC, to make an initial evaluation of the effectiveness of many drug products. The FDA’s administrative implementation of the NAS/NRC reports was the Drug Efficacy Study Implementation, or DESI.

Drugs that were not subject to applications approved between 1938 and 1962 were not subject to DESI review. For a period of time, the FDA permitted these drugs to remain on the market without approval. In 1984, however, spurred by serious adverse reactions to one of these products, Congress urged the FDA to expand the new drug requirements to include all marketed unapproved prescription drugs. The FDA created a program, known as the Prescription Drug Wrap-Up, to address these remaining unapproved drugs. Most of these drugs contain active pharmaceutical ingredients that were first marketed prior to the enactment of the FDCA in 1938. Pernix believes that several of its marketed pharmaceutical products fall within this category. For additional information, see “Risks Related to Regulatory Matters- Some of Pernix’s specialty pharmaceutical products are now being marketed without FDA approvals.”

As to drugs marketed over the counter, the FDA exempts through regulation products that have been determined to be generally recognized as safe and effective and have been used to a material extent and for a material time. Two of our products, PEDIATEX TD and ALDEX AN, follow over the counter guidelines.

The Hatch-Waxman Act

Abbreviated New Drug Applications. Through the NDA approval process, applicants are obligated to list with the FDA each patent with claims that cover the applicant’s product or an approved use of the product. When the drug has been approved, each of the patents listed in the application for the drug is then published in the FDA’s Approved Drug Products with Therapeutic Equivalence Evaluations, commonly known as the Orange Book. Drugs listed in the Orange Book can, in turn, be cited by Potential competitors can then cite drugs listed in the Orange Book in pursuit of approval of an Abbreviated New Drug Application, or ANDA. An ANDA provides for marketing of a drug product that has the same active pharmaceutical ingredients in the same strengths and dosage form as the listed drug and has been shown through bioequivalence testing to be therapeutically equivalent to the listed drug. ANDA applicants are not required to conduct or submit results of pre-clinical or clinical tests to prove the safety or efficacy of their drug product, other than the requirement for bioequivalence testing. ANDA approved drugs are commonly referred to as “generic equivalents” to the listed drug, and can be replaced by pharmacists under prescriptions written for the original listed drug.

The ANDA applicant is required to certify to the FDA concerning each patent listed for the approved product in the FDA’s Orange Book. Specifically, the applicant must certify that:

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the required patent information has not been filed;

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the listed patent has expired;

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the listed patent will expire on a particular date, but has not expired and approval is sought after patent expiration; or

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the listed patent is unenforceable, invalid or will not be infringed by the manufacture, sale or use of the new product.

A Paragraph IV certification demonstrates that the new product will not infringe the already approved product’s listed patents or that such patents are invalid or unenforceable. The ANDA application will not be approved until all the listed patents claiming the referenced product have expired and if the applicant does not challenge the listed patents. ANDA approval will not be delayed if there are no listed patents or all patents have expired.

If a Paragraph IV certification has been provided to the FDA by the ANDA applicant, the NDA and patent holders must also receive notice from the applicant of the Paragraph IV certification. The applicant must also send notice of the Paragraph IV certification to the NDA and patent holders with a comprehensive account of the factual and legal basis for the applicant’s belief that the patents are invalid, unenforceable or not infringed once the ANDA has been accepted for filing by the FDA. The NDA and patent holders may then initiate a patent infringement lawsuit in response to the notice of the Paragraph IV certification. The filing of a patent infringement lawsuit within 45 days of the receipt of a Paragraph IV notice automatically prevents the FDA from approving the ANDA until the earlier of 30 months from the date of the NDA or receipt of notice by the patent holder, expiration of the patent or a decision or settlement in the infringement case finding the patent to be invalid, unenforceable or not infringed. Hatch-Waxman explicitly encourages generic challenges to listed patents by providing for a 180 day period of generic product exclusivity for the first generic applicant to challenge a listed patent for an NDA-approved drug. Thus, many if not most successful new drug products are subject to generic applications and patent challenges prior to the expiration of all listed patents.

Section 505(b)(2) New Drug Applications. Pursuant to an NDA or an ANDA, most drug products obtain FDA marketing approval. A third alternative is a unique type of NDA, commonly referred to as a Section 505(b)(2) NDA, which enables the applicant to rely, in part, in support of its application, on the FDA’s findings of safety and efficacy of an approved product, or published literature.

For improved or new formulations or new uses of formerly approved products, Section 505(b)(2) NDAs often present an alternate path to FDA approval. Section 505(b)(2) allows the submission of an NDA where at least some of the information required for approval comes from studies not conducted for or by the applicant and for which the applicant has not obtained a right of reference. With respect to particular preclinical studies or clinical trials conducted for an approved product, the applicant may rely upon the FDA’s findings. The FDA might also require applicants to perform supplemental studies or measurements to support the change from the approved product. The FDA may then approve the new product candidate for some or all of the label indications for which the referenced product has been approved, as well as for any new indication sought by the Section 505(b)(2) applicant.

To the extent that the Section 505(b)(2) applicant is relying on studies conducted for an already approved product, the applicant is subject to existing exclusivity for the reference product and is required to certify to the FDA concerning any patents listed for the approved product in the Orange Book to the same extent that an ANDA applicant would. Therefore, authorization of a Section 505(b)(2) NDA can be delayed until all the listed patents claiming the referenced product have expired, until any non-patent exclusivity, such as exclusivity for obtaining approval of a new chemical entity, listed in the Orange Book for the referenced product has expired, and, in the case of a Paragraph IV certification and subsequent patent infringement suit, until the earlier of 30 months or a decision or settlement in the infringement case finding the patents to be unenforceable, invalid or not infringed.

Some pharmaceutical companies and others have opposed the FDA’s interpretation of Section 505(b)(2), despite the approval of numerous products by the FDA pursuant to Section 505(b)(2) over the last several years. A change in interpretation by the FDA of Section 505(b)(2), could prevent or delay the approval of any Section 505(b)(2) NDA that we submit.

In the NDA submissions for our product candidates, we intend to follow the development and approval pathway permitted under the FDCA that we believe will maximize the commercial opportunities for these product candidates.

Marketing Exclusivity and Patent Term Restoration. Newly-approved drugs and indications may benefit from a statutory period of non-patent marketing exclusivity under the Hatch-Waxman Act. The Hatch-Waxman Act grants five-year marketing exclusivity to the first applicant to achieve approval of an NDA for a new chemical entity, or NCE, meaning that the FDA has not previously approved any other drug containing the same active pharmaceutical ingredient. The Hatch-Waxman Act prohibits the submission of a Section 505(b)(2) NDA or an ANDA for another version of such drug during the exclusivity period. But, submission of a Section 505(b)(2) NDA or an ANDA containing a Paragraph IV certification is allowed after four years, which may activate a 30-month stay of approval of the Section 505(b)(2) NDA or ANDA. Even though protection under the Hatch-Waxman Act will not block the submission or approval of another “full” NDA, the applicant would have to conduct its own preclinical and sufficient and well-controlled clinical trials to demonstrate safety and efficacy. The Hatch-Waxman Act also provides three years of marketing exclusivity for the approval of new and supplemental NDAs, including Section 505(b)(2) NDAs, for, among other things, strengths of an existing drug, routes of administration, dosage forms, or new indications, or for a new use, if new clinical investigations that were performed or sponsored by the applicant are determined by the FDA to be essential to the approval of the application.

Pediatric Exclusivity. Pediatric exclusivity is another type of non-patent marketing exclusivity in the U.S. It provides an additional six months of marketing security to the term of any existing regulatory exclusivity or listed patent term, if granted. This six-month exclusivity may be approved based on the voluntary completion of a pediatric study in accordance with an FDA-issued “Written Request” for such a study. We plan to work with the FDA to establish the need for pediatric studies for our product candidates, and may consider attempting to obtain pediatric exclusivity for some of our product candidates.

Medical Devices

New medical devices are also subject to FDA approval and extensive regulation under the FDCA. Under the FDCA, medical devices are classified into one of three classes: Class I, Class II or Class III. The classification of a device into one of these three classes generally depends on the degree of risk associated with the medical device and the extent of control needed to ensure safety and effectiveness.

Class I devices are those for which safety and effectiveness can be assured by adherence to a set of general controls. These general controls include: (i) compliance with the applicable portions of the FDA’s Quality System Regulation, which sets forth good manufacturing practice requirements; (ii) facility registration and product reporting of adverse medical events listing; (iii) truthful and non-misleading labeling; and (iv) promotion of the device only for its cleared or approved intended uses. Class II devices are also subject to these general controls, and any other special controls as deemed necessary by the FDA to ensure the safety and effectiveness of the device. Review and clearance by the FDA for these devices is typically accomplished through the so-called 510(k) pre-market notification procedure. When 510(k) clearance is sought, a sponsor must submit a pre-market notification demonstrating that the proposed device is substantially equivalent to a previously approved device. If the FDA agrees that the proposed device is substantially equivalent to the predicate device, then 510(k) clearance to market will be granted. After a device receives 510(k) clearance, any modification that could significantly affect its safety or effectiveness, or that would constitute a major change in its intended use, requires a new 510(k) clearance or could require pre-market approval.

Both before and after a medical device is commercially distributed, manufacturers and marketers of the device have ongoing responsibilities under FDA regulations. The FDA reviews design and manufacturing practices, labeling and record keeping, and manufacturers’ required reports of adverse experiences and other information to identify potential problems with marketed medical devices. Device manufacturers are subject to periodic and unannounced inspection by the FDA for compliance with the Quality System Regulation, current good manufacturing practice requirements that govern the methods used in, and the facilities and controls used for, the design, manufacture, packaging, servicing, labeling, storage, installation and distribution of all finished medical devices intended for human use.

If the FDA finds that a manufacturer has failed to comply or that a medical device is ineffective or poses an unreasonable health risk, it can institute or seek a wide variety of enforcement actions and remedies, ranging from a public warning letter to more severe actions such as: (i) fines, injunctions, and civil penalties; (ii) recall or seizure of products; (iii) operating restrictions, partial suspension or total shutdown of production; (iv) refusing requests for 510(k) clearance or approval of new products; (v) refusing requests for 510(k) clearance or approval of new products; (vi) withdrawing 510(k) clearance or approvals already granted; and (vii) criminal prosecution. The FDA also has the authority to require repair, replacement or refund of the cost of any medical device.

The FDA also administers certain controls over the export of medical devices from the United States, as international sales of medical devices that have not received FDA approval are subject to FDA export requirements. Additionally, each foreign country subjects such medical devices to its own regulatory requirements. In the European Union, a single regulatory approval process has been created, and approval is represented by the CE Mark.

Medical Foods

We launched our first medical food products, REZYST IM and QUINZYME, in 2009. Medical foods are specially formulated and intended for the dietary management of a disease that has distinctive nutritional needs that cannot be met by normal diet alone. They were defined in the Food and Drug Administration’s 1988 Orphan Drug Act Amendments and are subject to the general food and safety labeling requirements of the Federal Food, Drug, and Cosmetic Act.

Medical foods are distinct from the broader category of foods for special dietary use and from traditional foods that bear a health claim. In order to be considered a medical food the product must, at a minimum:

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be a food for oral ingestion or tube feeding (nasogastric tube);

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be labeled for the dietary management of a specific medical disorder, disease or condition for which there are distinctive nutritional requirements; and

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be intended to be used under medical supervision. Medical foods require a prescription from a physician.

Regulation of Controlled Substances

We sell products that are “controlled substances” as defined in the Controlled Substances Act of 1970, or CSA, which institutes registration, security, recordkeeping, reporting, labeling, packaging, storage, distribution and other requirements administered by the DEA. The DEA is concerned with the control of handlers of controlled substances, and with the equipment and raw materials used in their manufacture and packaging, in order to prevent loss and diversion into illicit channels of commerce.

The DEA regulates controlled substances as Schedule I, II, III, IV or V substances. Schedule I substances by definition have no established medicinal purpose, and may not be sold or marketed in the United States. A pharmaceutical product may be listed as Schedule II, III, IV or V, with Schedule II substances considered to present the highest relative risk of abuse and Schedule V substances the lowest relative risk of abuse.

Any facility that manufactures, distributes, dispenses, imports or exports any controlled substance is required to register annually with the DEA. The registration is specific to the particular location, activity and controlled substance schedule. A separate registration is needed for import and manufacturing, and each registration will indicate which schedules of controlled substances are authorized.

Prior to issuing a registration, the DEA generally inspects a facility to evaluate its security measures. Security requirements vary by controlled substance schedule, with the most stringent requirements applying to Schedule I and Schedule II substances. Required security measures include background checks on employees and physical control of inventory through measures such as surveillance cameras, cages, and inventory reconciliations. Records must be maintained for the handling of all controlled substances, and periodic reports issued to the DEA, including distribution reports for Schedule I and II controlled substances, Schedule III substances that are narcotics and other designated substances. Reports must also be made to obtain approval to destroy any controlled substances, and for thefts or losses of any controlled substance. Additionally, particular authorization and notification requirements apply to imports and exports.

Registered establishments that handle controlled substances must go through periodic inspections by the DEA to meet specific DEA responsibilities. Failure to comply with applicable requirements, particularly as manifested in loss or diversion, can result in enforcement action that could have a significant negative effect on our business, results of operations and financial performance. The DEA may pursue civil penalties, refuse to renew necessary registrations, or initiate proceedings to revoke those registrations. In certain circumstances, violations could result in criminal proceedings.

Individual states also regulate controlled substances, and we and our contract manufacturers will be subject to state regulation concerning distribution of these products.

Foreign Regulation

Product approval by comparable regulatory authorities may be required in foreign countries prior to marketing the product in those countries, whether or not FDA approval has been achieved. The approval procedure differs among countries and can involve requirements for additional testing. The time necessary for approval may vary from that required for the FDA. In general, each country has its own procedures and requirements, many of which are time consuming and expensive. Although there are some procedures for unified filings in some European countries, such as the sponsorship of the country which first grants marketing approval. Thus, there can be significant delays in obtaining mandatory approvals from foreign regulatory authorities after the appropriate applications are filed. We currently do not market any of our products outside of the United States.

Hazardous Materials

We depend on third parties to support us in manufacturing and developing all of our products and do not directly handle, store or transport hazardous materials or waste products. We depend on these third parties to abide by all applicable federal, state and local laws and regulations governing the use, manufacture, storage, handling and disposal of hazardous materials and waste products. We do not anticipate the cost of complying with these laws and regulations to be material.

Pharmaceutical Pricing and Reimbursement

Our ability to commercialize our products effectively depends substantially on the availability of sufficient coverage and reimbursement from third-party payors, including governmental bodies such as the Medicare and Medicaid programs, MCOs and private insurers. Third-party payors are more frequently contesting the prices charged for treatments and examining their cost effectiveness, in addition to their efficacy and safety. We may need to conduct expensive pharmacoeconomic studies in order to illustrate the cost effectiveness of our products, in addition to the costs required to obtain FDA approvals. Even with these studies, our products may be considered less effective, less safe or less cost-effective than existing products, and third-party payors may decide not to provide coverage and reimbursement for our products, in whole or in part. The resulting payment rates may not be sufficient for us to sell our products at a profit even if third-party payors approve coverage and reimbursement.

Economic, political and regulatory influences are subjecting the health care industry to fundamental changes. We expect there will continue to be legislative and regulatory proposals to change the health care system in ways that could substantially affect our business.

We expect that federal and state governments and the private sector will continue to evaluate and may adopt health care policies intended to limit rising health care costs. These cost containment measures could include:

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regulations on government backed reimbursement for drugs;

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regulations on payments to health care providers that affect demand for drug products;

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objections to the pricing of drugs or limits or prohibitions on reimbursement for specific products through other means;

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waning of restrictions on imports of drugs; and

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increase of managed care systems in which health care providers commit to provide comprehensive health care for a fixed cost per person.

Within the Medicare Part D prescription drug benefit, which took effect in January 2006, Medicare participants can obtain prescription drug coverage from private plans that are allowed to limit the number of prescription drugs that are covered on their formularies in each therapeutic category and class. In this program, our products may be disqualified from formularies and may be subject to substantial price pressures that reduce the prices we are able to charge.

Outpatient pharmaceuticals sold to state managed Medicaid programs are subject to the national Medicaid Drug Rebate Program. To have their drugs included under state Medicaid programs, pharmaceutical companies must enter into an agreement in which they agree to pay a rebate to the states that is decided on the basis of a specified percentage of the “average manufacturer price” or the difference between the average manufacturer price and the “best price.” Pharmaceutical companies must also take part in a similar agreement with the U.S. Department of Veterans Affairs to have their drugs covered by state Medicaid programs, and some states may enforce additional rebate agreements. We participate in these types of pricing agreements with respect to our currently marketed products.

Foreign countries that have price controls in place on pharmaceutical products may generate lower-priced product competition. Proposed federal legislation may increase consumers’ ability to import lower-priced versions of competing products from Canada and elsewhere. In August 2007, the U.S. Congress passed legislation that would permit increased levels of imports of prescription drugs, but the U.S. Senate has yet to approve it. If this proposal or similar proposals become law, our products may be susceptible to an increase in price competition from lower priced imported drugs. Additionally, several local and state governments have applied importation schemes for their citizens, and, absent any federal action to restrict such activities, we anticipate other states and local governments will launch importation programs. The importation of foreign products that compete with ours could adversely impact our business.

We are unable to foresee what future legislation, regulations or policies, if any, relating to the health care industry or third-party coverage and reimbursement may be enacted or what effect such legislation, regulations or policies would have on our business. Any cost containment initiatives, including those listed above, or other health care system reforms that are adopted could hinder our ability to price our products above our costs, limit our ability to generate revenue from government-funded or private third-party payors, curb the potential revenue and profitability of our customers, suppliers and partners and impede our access to capital needed to operate and grow. Any of these circumstances could considerably limit our capacity to operate profitably.

Effects of Proposed Legislation on the Pharmaceutical Industry

In 2009, President Barack Obama began a push for comprehensive health care reform in the U.S. This program’s central platform is to provide uninsured Americans with access to health insurance while allowing insured Americans to keep their existing coverage. The program would require most uninsured Americans to buy coverage. This could be beneficial for us, as new customers could increase prescription drug sales. However, some related proposals could have negative effects on our business. One, being considered by the Senate, would have drug companies partially refund the government for certain medications provided under Medicare. Another is a push to rely on comparative-effectiveness research to single out the best treatments for patients. Critics call CER intrusive, saying it puts the government between doctor and patient. It could also hinder the drug market, in which we participate, by favoring certain medications over others. How health care reform – should it pass – will affect pharmaceutical companies like ours is difficult to predict with so much still undecided.

Fraud and Abuse Regulation

A number of federal and state laws and regulations, loosely referred to as fraud and abuse laws, are used to prosecute health care providers, suppliers, physicians and others that fraudulently or wrongfully obtain reimbursement for health care products or services from government programs, such as Medicare and Medicaid. These laws may constrain our business and the financial arrangements through which we market, sell and distribute our products. These laws and regulations include:

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Federal Anti-Kickback Law. The anti-kickback law contained in the federal Social Security Act is a criminal statute that makes it a felony for individuals or entities knowingly and intentionally to offer or pay, or to solicit or receive, direct or indirect remuneration, in order to encourage the purchase, order, lease, or recommending of items or services, or the referral of patients for services, that are reimbursed under a federal health care program, including Medicare and Medicaid. The term

“remuneration” has been interpreted broadly and includes both direct and indirect compensation and other items and services of value. Both the party offering and paying remuneration and the recipient may be found to have violated the statute. Courts have interpreted the anti-kickback law to cover any situation where one purpose of the remuneration is to encourage purchases or referrals, despite if there are also legitimate purposes for the arrangement. There are narrow exemptions and regulatory safe harbors, but many legitimate transactions fall outside of the scope of any exemption or safe harbor, although that does not necessarily mean the arrangement will be subject to penalties under the anti-kickback statute. Penalties for federal anti-kickback violations are severe, including up to five years imprisonment, individual and corporate criminal fines, exclusion from participation in federal health care programs and civil monetary penalties in the form of treble damages plus $50,000 for each violation of the statute.

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State Laws. Various states have enacted laws and regulations comparable to the federal fraud and abuse laws and regulations. These state laws and regulations may apply to items or services reimbursed by any third-party payor, including private, commercial insurers and other payors. Moreover, these laws and regulations vary significantly from state to state and, in some cases, are broader than the federal laws and regulations. These differences increase the costs of compliance and the risk that the same arrangements may be subject to different compliance standards in different states.

Directors and Executive Officers of Pernix

Pernix's directors and executive officers, their ages, and their positions as of January 29, 2010 are as follows:

Name	Age	Position

Cooper C. Collins	30	President, Chief Executive Officer and Director
James E. Smith, Jr.	57	Chairman of the Board
Michael Venters	44	Executive Vice President of Operations

Cooper C. Collins joined Pernix in 2002 and has served as President of Pernix since December 2007 and as a director of Pernix since January 2007. In June 2008, Mr. Collins was appointed Chief Executive Officer. From December 2005 to December 2007, Mr. Collins served as Vice President of Business and Product Development. From December 2003 to December 2005, Mr. Collins served as Territory Manager of Pernix. Over Mr. Collins’ tenure as an executive with Pernix, he has been responsible for increasing the overall growth, profitability and efficiency of the organization, overseeing product development and acquisitions, and managing the capital structure of Pernix. Before joining Pernix, Mr. Collins was employed by the NFL franchise the New Orleans Saints in their media relations department. Mr. Collins received a Bachelors of Arts from Nicholls State University while on a football scholarship and additionally received a Master's degree in Business Administration from Nicholls State University.

James E. ("Jim") Smith, Jr. has served as Chairman of the board of Pernix since June 2008. Mr. Smith has also served as the managing partner of Stewart Title of Louisiana since 1987. Prior to joining Stewart Title, Mr. Smith founded Smith Law Firm, where he practiced from 1984 to 1987. Before founding the law firm of Smith Martin in 1984, Mr. Smith was a staff attorney for the Federal Energy Regulatory Commission of the U.S. Department of Energy from 1978 to 1980. From 1980 to 1983, he was Corporate Counsel for T. Smith & Son, Inc. Mr. Smith received his undergraduate degree from Boston College in 1975. He attended Cambridge University in England where he received an L.L.B. in 1978 and earned an L.L.M. in 1980 from George Washington University. Jim also obtained postgraduate legal training in admiralty law at Tulane University. Jim offers extensive experience in land use and real estate matters. He manages an active real estate practice and directs projects of various sizes and characters. Mr. Smith represents buyers, sellers, and lenders in real estate transactions, including all types of contract and document preparation and numerous real estate financings. He practices before the U.S. District Court for the Eastern District of Louisiana, the U.S. Court of Appeals for the Fifth Circuit, the U.S. Tax Court and the Supreme Court of Louisiana. He is a member of the New Orleans Bar Association, Louisiana State Bar Association (sections on Real Estate, Business, and Corporate Law), American Bar Association (sections on Real Estate, Corporations, Banking and Business Law, and Tax Law), Board of Trustees of the International Association of Gaming Attorneys,

and the American Bar Association Committee on Gaming Law. Mr. Smith also serves as a director of various private corporations.

Michael Venters has served as Pernix's Executive Vice President of Operations since he joined Pernix in January 2009. Mr. Venters was a founding stockholder of Cornerstone BioPharma, Inc. and its affiliate Aristos Pharmaceuticals, Inc. (Cornerstone's generic division), and, prior to joining Pernix, served as Vice President of Business Development of Aristos Pharmaceuticals. From February 2000 to September 2003, Mr. Venters served as National Account Manager for DJ Pharma, Inc. which was later purchased by Biovail Pharmaceuticals, Inc.  His pharmaceutical career began in 1993 as a field sales representative at Dura Pharmaceuticals, Inc. He was later promoted to several other sales and marketing positions within Dura. Mr. Venters holds a Bachelors of Arts from the University of Kentucky.

EXECUTIVE COMPENSATION

Summary Compensation Table

As of December 31, 2009, Pernix had two executive officers, Mr. Collins and Mr. Venters. The following table sets forth 2009 and 2008 annual and long-term compensation paid or provided to Pernix’s executive officers:

Name (1)	Year	Salary	Bonus (2)		All Other Compensation	Total
Cooper Collins	2009	$270,500	$420,000	(3)	$36,515	$727,015
President & Chief Executive Officer	2008	$239,000	$332,500		$29,461	$600,961

Michael Venters	2009	$200,000	$200,000		$20,496	$420,496
Executive Vice President of Operations	2008	—	—		—	—

———————

(1)

Pernix does not have a principal financial officer and outsources all of its financial and accounting functions. Following the closing of the merger, Tracy Clifford will serve as the principal financial officer of the combined company.

(2)

Cash bonuses are awarded to Pernix’s executive officers to reward commendable performance of specially designated tasks or outstanding performance of assigned responsibilities.  Bonuses are discretionary and are not calculated or paid according to a formula or specific time frame or schedule.

(3)

Includes a $25,000 cash bonus paid to Mr. Collins in his capacity as a member of Pernix’s board of directors as reflected in the “All Other Compensation” column of the Director Compensation Table below.

Employment Agreements with Executive Officers

Pernix entered into a three-year employment agreement with Mr. Collins on June 1, 2008. Under the agreement, Mr. Collins receives an annual base salary of $264,000 (which was subsequently increased to $295,000), and is eligible to receive bonus payments in such amounts as the board of directors may determine. On December 2, 2009, the board of directors unanimously approved an annual bonus of $395,000 to Mr. Collins. In the event Mr. Collins terminates this agreement prior to May 31, 2011, or Pernix terminates the agreement for cause, Mr. Collins is required to pay Pernix a termination fee equal to 10% of his annual base salary, plus 10% of the aggregate amount of bonus payments received by him under the terms of the agreement. Mr. Collins is entitled to an amount equal to the unpaid portion of his annual base salary, less all required deductions, if his employment is terminated without cause. The agreement prohibits Mr. Collins from competing with Pernix for two years after termination of employment.

In December 2008, Pernix entered into an employment agreement with Mr. Venters that continues through December 31, 2009, and automatically renews for one year terms thereafter unless otherwise terminated by either party pursuant to the terms of the agreement. Under the agreement, Mr. Venters receives an annual base salary of $200,000 (which was subsequently increased to $208,000 effective January 1, 2010). The agreement also requires Pernix to pay Mr. Venters a bonus ranging from 50% to 100% of his annual base salary for the 2009 fiscal year. On December 2, 2009, the board of directors unanimously approved an annual bonus of $200,000 to Mr. Venters. Mr. Venters is entitled to one year’s base salary, as well as health insurance for one year, if his employment is terminated without cause.

DIRECTOR COMPENSATION

2009 Director Compensation

Pernix does not pay its directors annual retainer or meeting fees.   Pernix’s directors earned the following aggregate amounts of compensation for fiscal year 2009:

Name	All Other Compensation(1)
James Smith, Director	$25,000
Cooper Collins, Director	$25,000

———————

(1)

Represents cash bonus of $25,000 paid to each member of Pernix’s board of directors in December 2009.

Post Transaction Board of Directors

After the proposed merger, the combined company's directors, their ages and their positions will be as follows:

Name	Age	Position

Michael C. Pearce	48	Chairman of the Board
Cooper C. Collins	30	President and CEO, and Director
Jan H. Loeb	51	Director
Anthem Blanchard	29	Director
Jim Smith	57	Director

Cooper C. Collins. See “Directors and Executive Officers of Pernix” section.

Michael C. Pearce. See "Directors and Executive Officers of GTA" section.

Jan H. Loeb. See "Directors and Executive Officers of GTA" section.

Anthem Blanchard is currently the CEO and a director of nuMetra, Inc., a software manufacturer enabling network carriers to offer ‘over the top’ IPTV service to consumers via ‘guaranteed’ delivery of broadband across the Internet. Prior to joining the nuMetra team as its CEO in September 2008, Mr. Blanchard served as a key strategic advisor to the company since December 2002. From September 2002 through August 2008, Mr. Blanchard served as one of the founding members of online precious metal retailer and currency provider GoldMoney.com in the role of Director of Strategic Development & Marketing. During his tenure at GoldMoney, Mr. Blanchard identified and served in an advisory role to several entrepreneurial ‘newcomers’ to the precious metal industry, including Robert Kiyosaki’s Rich Dad Precious Metals Expert and author Michael Maloney of GoldSilver.com and “The Great Credit Contraction” author Trace Mayer, J.D. of RunToGold.com. Mr. Blanchard holds a Bachelor of Arts in Finance & Accounting from Emory University.

Jim Smith. See "Directors and Executive Officers of Pernix" section.

Director Independence

The combined company’s board will make a determination of independence after the merger is consummated. However, GTA and Pernix believe that Messrs. Smith, Loeb and Blanchard qualify as independent under the rules of the NYSE Amex.

Related Party Transactions

Macoven Pharmaceuticals, LLC was organized in 2008 as a wholly-owned subsidiary of Pernix for the purpose of launching generic drugs, including authorized generic equivalents of Pernix’s branded products. In January 2009, Pernix transferred a 40% interest in Macoven to Michael Venters, Executive Vice President of Operations of Pernix. On July 13, 2009, Pernix distributed its remaining 60% interest in Macoven to a limited liability company owned by the stockholders of Pernix (in proportion to their respective ownership interests in Pernix). Macoven is currently owned 60% by the stockholders of Pernix (in proportion to their ownership of Pernix), 20% by Michael Venters and 20% by an officer of Macoven.

On July 27, 2009, Pernix and Macoven entered into an agreement whereby Pernix granted Macoven a non-exclusive license to develop, market and sell generic products based on Pernix branded products. The initial term of the agreement is 18 months, and is automatically renewable for successive twelve month terms unless otherwise terminated by either party. Pursuant to the terms of the agreement, Pernix paid Macoven a one-time development fee of $1,500,000. Pernix has the exclusive rights to 100% of the proceeds from sales of generic equivalents of Pernix products. Additionally, Pernix is entitled to 10% of the proceeds from sales of generics that are not based on Pernix products to the extent Pernix is retained by Macoven to distribute and/or market any such products. In the third quarter of 2009, Macoven launched its first Pernix based generic product, Pyril DM, an authorized generic based on Pernix's ALDEX DM product, and will pay Pernix approximately $137,000, representing 100% of the proceeds from the sales of this product plus administrative fees for the period July 27, 2009 to September 30, 2009.

In July 2009, Pernix distributed all of its real property, consisting of two warehouse facilities in Louisiana and Texas, to its stockholders. At the time of the distribution, the aggregate estimated value of the two properties was $1,310,000. Each stockholder of Pernix contributed his or her interests in these two properties to a limited liability company wholly-owned by the stockholders of Pernix (in proportion to their respective ownership interests in Pernix) that, in turn, leased both properties back to Pernix. The term of each lease is month to month and may be terminated by either party without penalty. As of December 16, 2009, Pernix pays rent of $2,500 and $1,500 per month for the Texas and Louisiana facilities, respectively. We believe these amounts approximate market rates.

Employees

As of December 16, 2009, we had 45 full-time employees. Within this group of employees, there are 35 sales representatives, two sales managers, five members of senior management, and four administrative staff personnel. None of our employees are represented by a labor union or are bound by a collective bargaining agreement. We believe our relationships with our employees is good.

Facilities

We do not own any real property. In July 2009, Pernix distributed all of its real property, consisting of a 5,000 square-foot office facility and a 7,200 square-foot warehouse facility in Magnolia, TX and a 1,000 square-foot office facility and a 2,500 square-foot warehouse facility in Gonzalez, LA to its stockholders. Each stockholder of Pernix contributed his or her interests in these two properties to a limited liability company wholly-owned by the stockholders of Pernix (in proportion to their respective ownership interests in Pernix) that, in turn, leased both properties back to Pernix. The term of each lease is month to month and may be terminated by either party without penalty. As of December 16, 2009, Pernix pays rent of $2,500 and $1,500 per month for the Texas and Louisiana facilities, respectively. We believe these amounts approximate market rates. We plan to transition the majority of our warehouse functions to our distributor, DDN/Obergfel, LLC, and expect that our current facilities will be sufficient to meet our other operating needs into the foreseeable future.

Legal Proceedings

Pernix is subject to various claims and litigation arising in the ordinary course of business. In the opinion of management, the outcome of such matters will not have a material effect on Pernix’s financial position or results of operations.

Available Information

We maintain a web site with the address www.pernixtx.com. We are not including the information contained on our web site as part of, or incorporating it by reference into this proxy statement.

Market for Common Stock and Dividends

Pernix’s common stock is not publicly traded. There are 200 shares of Pernix’s common stock outstanding held by the following holders of record in the following amounts: Cooper C. Collins (90 shares, or 45% of Pernix’s outstanding common stock), James E. Smith, Jr. (50 shares, or 25% of Pernix’s outstanding common stock), David E. Waquespack (20 shares, or 10% of Pernix’s outstanding common stock), Brandon R. Belanger (20 shares, or 10% of Pernix’s outstanding common stock) and Emily Elizabeth Bonner DeVille (20 shares, or 10% of Pernix’s outstanding common stock). In connection with the merger, each outstanding share of Pernix’s common stock will be exchanged for the right to receive 209,000 shares of GTA common stock (subject to adjustment for the reverse stock split). Following the merger, the stockholders of Pernix will own approximately 84% of the outstanding common stock of the combined company, on a fully diluted basis, with Cooper C. Collins owning approximately 38%, James E. Smith, Jr. owning approximately 21% and each of David E. Waquespack, Brandon R. Belanger and Emily Elizabeth Bonner DeVille owning approximately 8.4%.

Since December 31, 2006, Pernix has declared cash distributions in the aggregate amount totaling approximately $12.9 million. The distributions were declared by Pernix’s board of directors to offset the tax liability of Pernix’s stockholders as a result of Pernix’s election to be taxed as an S-corporation. For additional information regarding Pernix’s distributions, see Note 8 to Pernix's "Notes to Combined and Consolidated Financial Statements."

As of the date of this proxy statement, Pernix has no equity compensation plans or outstanding options, warrants or rights to purchase or otherwise acquire Pernix common stock.

RISKS RELATED TO PERNIX

In addition to the other information contained in this proxy statement, you should carefully consider the risks and uncertainties described below.

Risks Related to Commercialization

The commercial success of our currently marketed products and any additional products that we successfully commercialize will depend upon the degree of market acceptance by physicians, patients, healthcare payors and others in the medical community.

Any products that we bring to the market may not gain market acceptance by physicians, patients, healthcare payors and others in the medical community. If our products do not achieve an adequate level of acceptance, we may not generate significant product revenue and may not be profitable. The degree of market acceptance of our products depends on a number of factors, including:

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the prevalence and severity of any side effect;

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the efficacy and potential advantages over the alternative treatments;

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the ability to offer our products for sale at competitive prices, including in relation to any generic products;

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relative convenience and ease of administration;

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the willingness of the target patient population to try new therapies and of physicians to prescribe these therapies;

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the strength of marketing and distribution support; and

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sufficient third party coverage or reimbursement.

We face competition, which may result in others discovering, developing or commercializing products before or more successfully than us.

The development and commercialization of drugs is highly competitive. We face competition with respect to our currently marketed products and any products that we may seek to develop or commercialize in the future. Our competitors include major pharmaceutical companies, specialty pharmaceutical companies and biotechnology companies worldwide. Potential competitors also include academic institutions, government agencies and other private and public research organizations that seek patent protection and establish collaborative arrangements for development, manufacturing and commercialization. We face significant competition for our currently marketed products. Some of our currently marketed products do not have patent protection and in most cases face generic competition. All of our products face significant price competition from a range of branded and generic products for the same therapeutic indications.

Some or all of our product candidates, if approved, may face competition from other branded and generic drugs approved for the same therapeutic indications, approved drugs used off label for such indications and novel drugs in clinical development. For example, our product candidates may not demonstrate sufficient additional clinical benefits to physicians to justify a higher price compared to other lower cost products within the same therapeutic class. Notwithstanding the fact that we may devote substantial amounts of our resources to bringing product candidates to market, our commercial opportunity could be reduced or eliminated if competitors develop and commercialize products that are more effective, safer, have fewer or less severe side effects, are more convenient or are less expensive than any products that we may develop and/or commercialize.

Our patent rights will not protect our products if competitors devise ways of making products that compete with our products without legally infringing our patent rights. The FDCA and FDA regulations and policies provide certain exclusivity incentives to manufacturers to create modified, non-infringing versions of a drug in order to facilitate the approval of ANDAs for generic substitutes. These same types of exclusivity incentives encourage manufacturers to submit NDAs that rely, in part, on literature and clinical data not prepared for or by such manufacturers. Manufacturers might only be required to conduct a relatively inexpensive study to show that their product has the same API, dosage form, strength, route of administration and conditions of use or labeling as our product and that the generic product is absorbed in the body at the same rate and to the same extent as our product, a comparison known as bioequivalence. Such products would be significantly less costly than our products to bring to market and could lead to the existence of multiple lower-priced competitive products, which would substantially limit our ability to obtain a return on the investments we have made in those products. Our competitors also may obtain FDA or other regulatory approval for their product candidates more rapidly than we may obtain approval for our product candidates.

Our products compete principally with the following:

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ALDEX Line – Other branded prescription antihistamine, decongestant, and cough suppressants marketed in the United States, such as WraSer Pharmaceutical’s VazoTab®, VazoBIDTM and VazoTan®; Atley Pharmaceutical Inc.’s Sudal®-12 and ATuss® DS; Centrix Pharmaceutical Inc.’s Dicel®.

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PEDIATEX TD – Other branded phenylephrine products, such as Johnson and Johnson’s Sudafed PE, Wyeth’s Robitussin® CF, McNeil-PPC, Inc.’s Tylenol® Sinus, Novartis Consumer Health Inc.’s Theraflu®, ALDEX CT, ALDEX D and ALDEX DM; and other pseudoephedrine products, such as Johnson and Johnson’s Sudafed®, Burroughs Wellcome Fund’s Actifed®, GlaxoSmithKline plc’s Contac®, and Schering-Plough HealthCare Products Inc’s Claritin®-D.

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BROVEX Line – Other antihistamine combination products with the common API brompheniramine maleate, such as Histex PD 12 ®, Pamlab LLC’s Palgic ®, McNeil-ppc, Inc’s Zyrtec ® and Vazol-D ®

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Z-COF 8DM – Other antitussive/decongestant/expectorant combination products, including Johnson and Johnson’s Sudafed®, Wyeth’s Robitussin® DAC and Robitussin® AC and Reckitt Benckiser Group plc’s Mucinex®

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REZYST IM – Other probiotic treatment options, including Lactanax®, Amerifit Brands Inc.’s Culturelle®, Ganeden Biotech Inc.’s Sustenex®, and BioGaia© AB’s probiotic products

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QUINZYME – Currently there are no prescription competitors. Over-The-Counter ubiquinone products include CoQ10 branded products.

Many of our competitors have significantly greater financial, technical and human resources than we have and superior expertise in marketing and sales, research and development, manufacturing, preclinical testing, conducting clinical trials, obtaining regulatory approvals and marketing approved products and thus may be better equipped than us to discover, develop, manufacture and commercialize products. These competitors also compete with us in recruiting and retaining qualified management personnel, and acquiring technologies. Many of our competitors have collaborative arrangements in our target markets with leading companies and research institutions. In many cases, products that compete with our products have already received regulatory approval or are in late-stage development, have well known brand names, are distributed by large pharmaceutical companies with substantial resources and have achieved widespread acceptance among physicians and patients. Smaller or early stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large and established companies.

We will face competition based on the safety and effectiveness of our products, the timing and scope of regulatory approvals, the availability and cost of supply, marketing and sales capabilities, reimbursement coverage, price, patent position and other factors. Our competitors may develop or commercialize more effective, safer or more affordable products, or products with more effective patent protection, than our products. Accordingly, our competitors may commercialize products more rapidly or effectively than we are able to, which would adversely affect our competitive position, our revenue and profit from existing products and anticipated revenue and profit from product candidates.  If our products or product candidates are rendered noncompetitive, we may not be able to recover the expenses of developing and commercializing those products or product candidates.

As our competitors introduce their own generic equivalents of our products, our net revenues from such products are expected to decline.

Product sales of generic pharmaceutical products often follow a particular pattern over time based on regulatory and competitive factors. The first company to introduce a generic equivalent of a branded product is often able to capture a substantial share of the market. However, as other companies introduce competing generic products, the first entrant’s market share, and the price of its generic product, will typically decline. The extent of the decline generally depends on several factors, including the number of competitors, the price of the branded product and the pricing strategy of the new competitors.

For example, in the generic drug industry, when a company is the first to introduce a generic drug, the pricing of the generic drug is typically set based on a discount from the published price of the equivalent branded product. Other generic manufacturers may enter the market and, as a result, the price of the drug may decline significantly. In such event, we may in our discretion provide our customers a credit with respect to the customers’ remaining inventory for the difference between our new price and the price at which we originally sold the product to our customers. There are circumstances under which we may, as a matter of business strategy, not provide price adjustments to certain customers and, consequently, we may lose future sales to competitors.

Macoven Pharmaceuticals was formed in 2008 for the purpose of launching generic drugs. Macoven is owned 60% by the stockholders of Pernix, 20% by an officer of Pernix and 20% by an officer of Macoven. Pursuant to the terms of a development agreement, Pernix granted Macoven a non-exclusive license to develop, market and sell generic equivalents of Pernix products. Pernix is entitled to 100% of the proceeds from sales of such generic equivalents. For additional information on Macoven, see “Relationship with Macoven Pharmaceuticals, LLC” in the Pernix Business Description.

Negative publicity regarding any of our products or product candidates could delay or impair our ability to market any such product, delay or prevent approval of any such product candidate and may require us to spend time and money to address these issues.

If any of our products or any similar products distributed by other companies prove to be, or are asserted to be, harmful to consumers, our ability to successfully market and sell our products could be impaired. Because of our dependence on patient and physician perceptions, any adverse publicity associated with illness or other adverse effects resulting from the use or misuse of our products or any similar products distributed by other companies could limit the commercial potential of our products and expose us to potential liabilities.

If we are unable to attract, hire and retain qualified sales and management personnel, the commercial opportunity for our products may be diminished.

As of December 16, 2009, our sales force consists of 35 sales representatives and two sales managers. We may not be able to attract, hire, train and retain qualified sales and sales management personnel. If we are not successful in our efforts to maintain a qualified sales force, our ability to independently market and promote our products may be impaired. In such an event, we would likely need to establish a collaboration, co-promotion, distribution or other similar arrangement to market and sell such products. However, we might not be able to enter into such an arrangement on favorable terms, if at all. Even if we are able to effectively maintain a qualified sales force, our sales force may not be successful in commercializing our products.

A failure to maintain optimal inventory levels to meet commercial demand for our products could harm our reputation and subject us to financial losses.

Our ability to maintain optimal inventory levels to meet commercial demand depends on the performance of third-party contract manufacturers. Certain of our products, including Z-COF 8DM, PEDIATEX TD, BROVEX PSE-DM and BROVEX PSB-DM contain controlled substances, which are regulated by the DEA under the Controlled Substances Act. DEA quota requirements limit the amount of controlled substance drug products a manufacturer can manufacture and the amount of API it can use to manufacture those products. In some instances, third-party manufacturers have encountered difficulties obtaining raw materials needed to manufacture our products as a result of DEA regulations and because of the limited number of suppliers of pseudoephedrine, an active ingredient in our products representing approximately 34% and 43% of our gross sales for the fiscal year ending December 31, 2008 and the nine months ended September 30, 2009, respectively. If our manufacturers are unsuccessful in obtaining quotas, if we are unable to manufacture and release inventory on a timely and consistent basis, if we fail to maintain an adequate level of product inventory, if inventory is destroyed or damaged or if our inventory reaches its expiration date, patients might not have access to our products, our reputation and our brands could be harmed and physicians may be less likely to prescribe our products in the future, each of which could have a material adverse effect on our financial condition, results of operations and cash flows.

If we or our manufacturers fail to comply with regulatory requirements for our controlled substance products the DEA may take regulatory actions detrimental to our business, resulting in temporary or permanent interruption of distribution, withdrawal of products from the market or other penalties.

We, our manufacturers and certain of our products including Z-COF 8DM, PEDIATEX TD, Brovex PSE-DM and Brovex PSB-DM, are subject to the Controlled Substances Act and DEA regulations thereunder. Accordingly, we and our contract manufacturers must adhere to a number of requirements with respect to our controlled substance products including registration, recordkeeping and reporting requirements; labeling and packaging requirements; security controls, procurement and manufacturing quotas; and certain restrictions on prescription refills. Failure to maintain compliance with applicable requirements can result in enforcement action that could have a material adverse effect on our business, results of operations and financial condition. The DEA may seek civil penalties, refuse to renew necessary registrations or initiate proceedings to revoke those registrations. In certain circumstances, violations could result in criminal proceedings.

Product liability lawsuits against us could cause us to incur substantial liabilities and limit commercialization of any products that we may develop.

We face an inherent risk of product liability exposure related to the sale of our currently marketed products and any other products that we successfully develop or commercialize. If we cannot successfully defend ourselves against claims that our products or product candidates caused injuries, we will incur substantial liabilities. Regardless of merit or eventual outcome, liability claims may result in:

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decreased demand for our products or any products that we may develop;

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injury to reputation;

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withdrawal of client trial participants;

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withdrawal of a product from the market;

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costs to defend the related litigation;

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substantial monetary awards to trial participants or patients;

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diversion of management time and attention;

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loss of revenue; and

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the inability to commercialize any products that we may develop.

The amount of insurance that we currently hold may not be adequate to cover all liabilities that we may incur. Insurance coverage is increasingly expensive. We may not be able to maintain insurance coverage at a reasonable cost and we may not be able to obtain insurance coverage that will be adequate to satisfy any liability that may arise.

Risks Related to Our Dependence on Third Parties

We use third parties to manufacture all of our products and product candidates. This may increase the risk that we will not have sufficient quantities of our products or product candidates or such quantities at an acceptable cost, which could result in development and commercialization of our product candidates being delayed, prevented or impaired.

We do not own or operate, and do not currently have plans to establish, any manufacturing facilities for our products or product candidates. We have limited personnel with experience in drug manufacturing and we lack the resources and the capabilities to manufacture any of our products or product candidates on a clinical or commercial scale.

We currently rely, and expect to continue to rely, on third parties for the supply of the active pharmaceutical ingredients in our products and product candidates, and the manufacture of the finished forms of these drugs and packaging. The current manufacturers of our products and product candidates are, and any future third party manufacturers that we enter into arrangements with will likely be, our sole suppliers of our products and product candidates for a significant period of time. These manufacturers are commonly referred to as single source suppliers. Some of our manufacturing arrangements may be terminated at-will by either party without penalty.

If any of these manufacturers should become unavailable to us for any reason, we may be unable to conclude arrangements with replacements on favorable terms, if at all, and may be delayed in identifying and qualifying such replacements. In any event, identifying and qualifying a new third party manufacturer could involve significant costs associated with the transfer of the active pharmaceutical ingredient or finished product manufacturing process. With any FDA approved products, a change in manufacturer requires formal approval by the FDA before the new manufacturer may produce commercial supplies of our FDA approved products. This approval process typically takes a minimum of 12 to 18 months and, during that time, we may face a shortage of supply of our products.

Reliance on third party manufacturers entails risks to which we would not be subject if we manufactured products or product candidates ourselves, including:

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reliance on third party for regulatory compliance and quality assurance;

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the possible breach of the manufacturing arrangement by the third party because of factors beyond our control; and

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the possible termination or nonrenewal of the manufacturing relationship by the third party, based on its own business priorities, at a time that is costly or inconvenient for us.

Our products and product candidates may compete with other products and product candidates for access to manufacturing facilities. There are a limited number of manufacturers that operate under current good manufacturing practice, or cGMP, regulations and that are both capable of manufacturing for us and willing to do so. If the third parties that we engage to manufacture a product for commercial sale or for clinical trials should cease to continue to do so for any reason, we likely would experience delays in obtaining sufficient quantities of our products for us to meet commercial demand or in advancing clinical trials while we identify and qualify replacement suppliers. If for any reason we are not able to obtain adequate supplies of our product candidates or the drug substances used to manufacture them, it will be more difficult for us to develop our product candidates and compete effectively

We also import the API for substantially all of our products from third parties that manufacture such items outside the United States, and we expect to do so from outside the United States in the future. This may give rise to difficulties in obtaining API in a timely manner as a result of, among other things, regulatory agency import inspections, incomplete or inaccurate import documentation or defective packaging. For example, in January 2009, the FDA released draft guidance on Good Importer Practices, which, if adopted, will impose additional requirements on us with respect to oversight of our third-party manufacturers outside the United States. The FDA has stated that it will inspect 100% of API that is imported into the United States. If the FDA requires additional documentation from third-party manufacturers relating to the safety or intended use of the API, the importation of the API could be delayed. While in transit from outside the United States or while stored with our third-party logistics provider, DDN, our API could be lost or suffer damage, which would render such items unusable. We have attempted to take appropriate risk mitigation steps and to obtain transit or casualty insurance. However, depending upon when the loss or damage occurs, we may have limited recourse for recovery against our manufacturers or insurers. As a result, our financial performance could be impacted by any such loss or damage.

Our current and anticipated future dependence upon others for the manufacture of our products and product candidates may adversely affect our profit margins and our ability to develop and commercialize products and product candidates on a timely and competitive basis.

We rely on our third party manufacturers for compliance with applicable regulatory requirements. This may increase the risk of sanctions being imposed on us or on a manufacturer of our products or product candidates, which could result in our inability to obtain sufficient quantities of these products or product candidates.

Our manufacturers may not be able to comply with cGMP regulations or other regulatory requirements or similar regulatory requirements outside the United States. DEA regulations also govern facilities where controlled substances are manufactured. Our manufacturers are subject to DEA registration requirements and unannounced inspections by the FDA, the DEA, state regulators and similar regulators outside the United States. Our failure, or the failure of our third party manufacturers, to comply with applicable regulations could result in sanctions being imposed on us, including:

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fines;

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injunctions;

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civil penalties;

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failure of regulatory authorities to grant marketing approval of our product candidates;

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FDA regulatory action against any currently marketed products or products in development;

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delays, suspension or withdrawal of approvals;

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suspension of manufacturing operations;

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license revocation;

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seizures or recalls of products or product candidates;

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operating restrictions; and

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criminal prosecutions.

Any of these sanctions could significantly and adversely affect supplies of our products and product candidates.

We intend to rely on third parties to conduct our clinical trials, and those third parties may not perform satisfactorily, including failing to meet established deadlines for the completion of such trials.

We do not intend to independently conduct clinical trials for our product candidates. We will rely on third parties, such as contract research organizations, clinical data management organizations, medical institutions and clinical investigators, to perform this function. Our reliance on these third parties for clinical development activities reduces our control over these activities. We are responsible for ensuring that each of our clinical trials is conducted in accordance with the general investigational plan and protocols for the trial. Moreover, the FDA requires us to comply with standards, commonly referred to as Good Clinical Practices, for conducting, recording, and reporting the results of clinical trials to assure that data and reported results are credible and accurate and that the rights, integrity and confidentiality of trial participants are protected. We do not have experience conducting clinical trials or complying with these requirements. Our reliance on third parties that we do not control does not relieve us of these responsibilities and requirements. Furthermore, these third parties may also have relationships with other entities, some of which may be our competitors. If these third parties do not successfully carry out their contractual duties, meet expected deadlines or conduct our clinical trials in accordance with regulatory requirements or our stated protocols, we will not be able to obtain, or may be delayed in obtaining, regulatory approvals for our product candidates and will not be able to, or may be delayed in our efforts to, successfully commercialize our product candidates.

Our success depends in part on our relationships with Kiel Laboratories and other strategic partners.

We have acquired substantially all of our intellectual property rights through strategic partnerships with third parties, including Kiel Laboratories. We have exclusive licenses to use Kiel’s patented drug delivery technology, or Kiel Technology, to manufacture and market our Aldex, Z-COF and Pediatex product lines. For the fiscal year ended December 31, 2008 and the nine months ended September 30, 2009, gross sales of the products covered by these license arrangements accounted for approximately 100% and 92% of our gross sales, respectively. We expect sales from products using the Kiel Technology to continue to constitute a large but decreasing percentage of our gross sales as we continue to expand our product offerings.

Gaine, Inc. was formed in 2007 as a holding company for certain intellectual property rights. We hold a 50% ownership interest in Gaine, with the remaining 50% owned by various Kiel employees. Gaine’s board of directors is comprised of two officers of Pernix and two Kiel employees. Subject to certain limited exceptions, any action of Gaine’s board of directors or stockholders may be taken by the approval of a majority of the votes cast. In September 2007, we loaned Gaine $475,000 in order to finance Gaine’s purchase of a U.S. patent with an API that we expect to use in certain of our antitussive product candidates. In consideration for advancing the loan proceeds, Gaine granted us an exclusive, royalty-free license to use the patent and related intellectual property rights to develop, manufacture and market certain of our antitussive product candidates. As collateral for the loan, Gaine and Pernix entered into a Grant of Security Interest/Assignment of Patent Rights Agreement. This agreement provides that in the event of a default by Gaine that remains uncured for thirty days following notice of the default, Pernix may accelerate the remaining balance due on the loan or, alternatively, require Gaine to assign ownership of the patent to Pernix. As of December 16, 2009, Gaine was in default under the loan agreement. Pernix has not yet determined what action, if any, it will take in connection with Gaine’s default. For additional information regarding our commercial arrangements with Kiel and Gaine, see “License Agreements- Relationship with Gaine and Kiel” in the Pernix Business Description.

Our inability to maintain our existing strategic relationships, including our relationships with Kiel and the other co-owners of Gaine, or enter into new ones could negatively affect our business and results of operations.

The concentration of our product sales to only a few wholesale distributors increases the risk that we will not be able to effectively distribute our products if we need to replace any of these customers, which would cause our sales to decline.

The majority of our sales are to a small number of pharmaceutical wholesale distributors, which in turn sell our products primarily to retail pharmacies, which ultimately dispense our product to the end consumers. In 2008, Cardinal Health accounted for 36% of our total gross sales, McKesson Corporation accounted for 33% of our total gross sales and AmerisourceBergen Corporation accounted for 14% of our total gross sales.

If any of these customers cease doing business with us or materially reduce the amount of product they purchase from us and we cannot conclude agreements with replacement wholesale distributors on commercially reasonable terms, we might not be able to effectively distribute our products through retail pharmacies. The possibility of this occurring is exacerbated by the recent significant consolidation in the wholesale drug distribution industry, including through mergers and acquisitions among wholesale distributors and the growth of large retail drugstore chains. As a result, a small number of large wholesale distributors control a significant share of the market.

Any collaboration arrangements that we may enter into in the future may not be successful, which could adversely affect our ability to develop and commercialize our product candidates.

We may enter into collaboration arrangements in the future on a selective basis. Any future collaborations that we enter into may not be successful. The success of our collaboration arrangements will depend heavily on the efforts and activities of our collaborators. Collaborators generally have significant discretion in determining the efforts and resources that they will apply to these collaborations.

Disagreements between parties to a collaboration arrangement regarding clinical development and commercialization matters can lead to delays in the development process or commercializing the applicable product candidate and, in some cases, termination of the collaboration arrangement. These disagreements can be difficult to resolve if neither of the parties has final decision making authority.

Collaborations with pharmaceutical companies and other third parties often are terminated or allowed to expire by the other party. Any such termination or expiration could adversely affect us financially and could harm our business reputation.

Pernix’s business could suffer as a result of a failure to manage and maintain its distribution network.

Pernix relies on third parties to distribute its products. Pernix has contracted with DDN/Obergfel, LLC, or DDN, for the distribution of its products to wholesalers, retail drug stores, mass merchandisers and grocery stores in the United States.

This distribution network requires significant coordination with Pernix’s supply chain, sales and marketing and finance organizations. Failure to maintain Pernix’s contract with DDN, or the inability or failure of DDN to adequately perform as agreed under its contract with Pernix, could negatively impact Pernix. Pernix does currently have its own warehouse capabilities; however, we plan to transition all of our warehouse functions to DDN.  If Pernix was unable to replace DDN in a timely manner in the event of a natural disaster, failure to meet FDA and other regulatory requirements, business failure, strike or any other difficulty affecting DDN, the distribution of its products could be delayed or interrupted, which would damage Pernix’s results of operations and market position. Failure to coordinate financial systems could also negatively impact Pernix’s ability to accurately report and forecast product sales and fulfill its regulatory obligations. If Pernix is unable to effectively manage and maintain its distribution network, sales of its products could be severely compromised and its business could be harmed.

Pernix also depends on the distribution abilities of its wholesale customers to ensure that Pernix’s products are effectively distributed through the supply chain. If there are any interruptions in Pernix’s customers’ ability to distribute products through their distribution centers, Pernix’s products may not be effectively distributed, which could cause confusion and frustration among pharmacists and lead to product substitution. For example, in the fourth quarter of 2007 and the first quarter of 2008, several Cardinal Health distribution centers were placed on probation by the DEA and were prohibited from distributing controlled substances. Although Cardinal Health had a plan in place to re-route all orders to the next closest distribution center for fulfillment, system inefficiency resulted in a failure to effectively distribute Pernix’s products to all areas.

Risks Related to Intellectual Property

If we are unable to obtain and maintain protection for the intellectual property relating to our technology and products, the value of our technology and products will be adversely affected.

Our success will depend in part on our ability to obtain and maintain protection for the intellectual property covering or incorporated into our technology and products. The patent situation in the field of pharmaceuticals is highly uncertain and involves complex legal and scientific questions. We may not be able to obtain additional patent rights relating to our technology or products. Even if issued, patents issued to us or licensed to us may be challenged, narrowed, invalidated, held to be unenforceable or circumvented, which could limit our ability to stop competitors from marketing similar products or limit the length of term of patent protection we may have for our products. Changes in either patent laws or in interpretations of patent laws in the United States and other countries may diminish the value of our intellectual property or narrow the scope of our patent protection.

Our patents also may not afford us protection against competitors with similar technology. Because patent applications in the United States and many other jurisdictions are typically not published until 18 months after filing, or in some cases not at all, and because publications of discoveries in the scientific literature often lag behind actual discoveries, neither we nor our licensors can be certain that we or they were the first to make the inventions claimed in our or their issued patents or pending patent applications, or that we or they were the first to file for protection of the inventions set forth in these patent applications. If a third party has also filed a U.S. patent application covering our product candidates or a similar invention, we may have to participate in an adversarial proceeding, known as an interference, declared by the U.S. Patent and Trademark Office to determine priority of invention in the United States. The costs of these proceedings could be substantial and it is possible that our efforts could be unsuccessful, resulting in a loss of our U.S. patent position. In addition, patents generally expire, regardless of the date of issue, 20 years from the earliest claimed non-provisional filing date.

Some of our products do not have patent protection and in some cases face generic competition. For a description of our patent protection, see the section titled “Patents” in the Pernix Business Description.

Our collaborators and licensors may not adequately protect our intellectual property rights. These third parties may have the first right to maintain or defend our intellectual property rights and, although we may have the right to assume the maintenance and defense of our intellectual property rights if these third parties do not, our ability to maintain and defend our intellectual property rights may be comprised by the acts or omissions of these third parties.

Trademark protection of our products may not provide us with a meaningful competitive advantage.

We use trademarks on most of our currently marketed products and believe that having distinctive marks is an important factor in marketing those products, particularly ALDEX, BROVEX and PEDIATEX. Distinctive marks may also be important for any additional products that we successfully develop and commercially market. However, we generally do not expect our marks to provide a meaningful competitive advantage over other branded or generic products. We believe that efficacy, safety, convenience, price, the level of generic competition and the availability of reimbursement from government and other third party payors are and are likely to continue to be more important factors in the commercial success of our products. For example, physicians and patients may not readily associate our trademark with the applicable product or active pharmaceutical ingredient. In addition, prescriptions written for a branded product are typically filled with the generic version at the pharmacy, resulting in a significant loss in sales of the branded product, including for indications for which the generic version has not been approved for marketing by the FDA. Competitors also may use marks or names that are similar to our trademarks. If we initiate legal proceedings to seek to protect our trademarks, the costs of these proceedings could be substantial and it is possible that our efforts could be unsuccessful.

If we fail to comply with our obligations in our intellectual property licenses with third parties, we could lose license rights that are important to our business.

We have acquired rights to some of our products and all of our product candidates under license agreements with third parties and expect to enter into additional licenses in the future.

Our existing licenses impose, and we expect that future licenses will impose, various development and commercialization, milestone payment, royalty, sublicensing, patent protection and maintenance, insurance and other obligations on us. If we fail to comply with these obligations or otherwise breach the license agreement, the licensor may have the right to terminate the license in whole, terminate the exclusive nature of the license or bring a claim against us for damages. Any such termination or claim could prevent or impede our ability to market any product that is covered by the licensed patents. Even if we contest any such termination or claim and are ultimately successful, our results of operations and stock price could suffer. In addition, upon any termination of a license agreement, we may be required to license to the licensor any related intellectual property that we developed.

If we are unable to protect the confidentiality of our proprietary information and know-how, the value of our technology and products could be adversely affected.

In addition to patented technology, we rely upon unpatented proprietary technology, processes and know-how. We seek to protect our unpatented proprietary information in part by confidentiality agreements with our employees, consultants and third parties. These agreements may be breached and we may not have adequate remedies for any such breach. In addition, our trade secrets may otherwise become known or be independently developed by competitors. If we are unable to protect the confidentiality of our proprietary information and know-how, competitors may be able to use this information to develop products that compete with our products, which could adversely impact our business.

If we infringe or are alleged to infringe intellectual property rights of third parties, it will adversely affect our business.

Our development and commercialization activities, as well as any product candidates or products resulting from these activities, may infringe or be claimed to infringe one or more claims of an issued patent or may fall within the scope of one or more claims in a published patent application that may be subsequently issued and to which we do not hold a license or other rights. Third parties may own or control these patents or patent applications in the United States and abroad. These third parties could bring claims against us or our collaborators that would cause us to incur substantial expenses and, if successful against us, could cause us to pay substantial damages. Further, if a patent infringement suit were brought against us or our collaborators, we or they could be forced to stop or delay development, manufacturing or sales of the product or product candidate that is the subject of the suit.

As a result of patent infringement or other similar claims or to avoid potential claims, we or our potential future collaborators may choose or be required to seek a license from a third party and be required to pay license fees or royalties or both. These licenses may not be available on acceptable terms, or at all. Even if we or our collaborators were able to obtain a license, the rights may be nonexclusive, which could result in our competitors gaining access to the same intellectual property. Ultimately, we could be prevented from commercializing a product, or be forced to cease some aspect of our business operations, if, as a result of actual or threatened patent infringement claims, we or our collaborators are unable to enter into licenses on acceptable terms. This could harm our business significantly.

There has been substantial litigation and other proceedings regarding patent and other intellectual property rights in the pharmaceutical and biotechnology industries. In addition to infringement claims against us, we may become a party to other patent litigation and other proceedings. The cost to us of any patent litigation or other proceeding, even if resolved in our favor, could be substantial. Some of our competitors may be able to sustain the costs of such litigation or proceedings more effectively than we can because of their substantially greater financial resources. Uncertainties resulting from the initiation and continuation of patent litigation or other proceedings could have a material adverse effect on our ability to compete in the marketplace. Patent litigation and other proceedings may also absorb significant management time.

Many of our employees were previously employed at other pharmaceutical companies, including our competitors or potential competitors. We try to ensure that our employees do not use the proprietary information or know-how of others in their work for us. However, we may be subject to claims that we or these employees have inadvertently or otherwise used or disclosed intellectual property, trade secrets or other proprietary information of any such employee’s former employer. Litigation may be necessary to defend against these claims and, even if we are successful in defending ourselves, could result in substantial costs to us or be distracting to our management. If we fail to defend any such claims, in addition to paying monetary damages, we may lose valuable intellectual property rights or personnel.

Risks Related to Our Financial Position and Need for Additional Capital

We may need substantial additional funding and may be unable to raise capital when needed, which would force us to delay, reduce or eliminate our product development programs, commercialization efforts or acquisition strategy.

We make significant investments in our currently-marketed products for sales, marketing, securing commercial quantities of product from our manufacturers, and distribution. In addition, we expect to make significant investments with respect to development, particularly to the extent we conduct clinical trials and seek FDA approval for product candidates. We have used, and expect to continue to use, revenue from sales of our marketed products to fund a significant portion of our development costs and establishing and expanding our sales and marketing infrastructure. However, we may need substantial additional funding for these purposes and may be unable to raise capital when needed or on attractive terms, which would force us to delay, reduce or eliminate our development programs or commercialization efforts.

As of December 31, 2009, we had approximately $4.6 million of cash and cash equivalents. We believe that our existing cash and cash equivalents and revenue from product sales, when combined with GTA’s existing cash and cash equivalents following the consummation of the merger, will be sufficient to enable us to fund our operating expenses and capital expenditure requirements for at least the next 12 months. Our future capital requirements will depend on many factors, including:

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the level of product sales from our currently marketed products and any additional products that we may market in the future;

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the scope, progress, results and costs of clinical development activities for our product candidates;

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the costs, timing and outcome of regulatory review of our product candidates;

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the number of, and development requirements for, additional product candidates that we pursue;

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the costs of commercialization activities, including product marketing, sales and distribution;

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the costs and timing of establishing manufacturing and supply arrangements for clinical and commercial supplies of our product candidates;

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the extent to which we acquire or invest in products, businesses and technologies;

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the extent to which we choose to establish collaboration, co-promotion, distribution or other similar arrangements for our products and product candidates; and

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the costs of preparing, filing and prosecuting patent applications and maintaining, enforcing and defending intellectual property-related claims.

To the extent that our capital resources are insufficient to meet our future capital requirements, we will need to finance our cash needs through public or private equity offerings, debt financings, corporate collaboration and licensing arrangements or other financing alternatives. Additional equity or debt financing, or corporate collaboration and licensing arrangements, may not be available on acceptable terms, if at all.

If we raise additional funds by issuing equity securities, our stockholders will experience dilution. Debt financing, if available, may involve agreements that include covenants limiting or restricting our ability to take specific actions, such as incurring additional debt, making capital expenditures or declaring dividends. Any debt financing or additional equity that we raise may contain terms, such as liquidation and other preferences, which are not favorable to us or our stockholders. If we raise additional funds through collaboration and licensing arrangements with third parties, it may be necessary to relinquish valuable rights to our technologies, future revenue streams or product candidates or to grant licenses on terms that may not be favorable to us.

If the estimates that we make, or the assumptions upon which we rely, in preparing our financial statements prove inaccurate, our future financial results may vary from expectations.

Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of our financial statements requires us to make estimates and judgments that affect the reported amounts of our assets, liabilities, stockholders’ equity, revenues and expenses, the amounts of charges accrued by us and related disclosure of contingent assets and liabilities. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. For example, at the same time we recognize revenues for product sales, we also record an adjustment, or decrease, to revenue for estimated charge backs, rebates, discounts, vouchers and returns, which management determines on a product-by-product basis as its best estimate at the time of sale based on each product’s historical experience adjusted to reflect known changes in the factors that impact such reserves. Actual sales allowances may exceed our estimates for a variety of reasons, including unanticipated competition, regulatory actions or changes in one or more of our contractual relationships. We cannot assure you, therefore, that any of our estimates, or the assumptions underlying them, will be correct.

Our operating results are likely to fluctuate from period to period.

We anticipate that there may be fluctuations in our future operating results. Potential causes of future fluctuations in our operating results may include:

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new product launches, which could increase revenues but also increase sales and marketing expenses;

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acquisition activity;

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seasonality of our product line in which most of our sales will occur during the first and fourth quarters;

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one-time charges, such as for inventory expiration or product quality issues;

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increases in research and development expenses resulting from the acquisition of a product candidate that requires significant additional development;

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changes in the competitive, regulatory or reimbursement environment, which could decrease revenues or increase sales and marketing, product development or compliance costs;

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unexpected product liability or intellectual property claims and lawsuits;

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significant payments, such as milestones, required under collaboration, licensing and development agreements;

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marketing exclusivity, if any, which may be obtained on certain new products;

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the dependence on a small number of products for a significant portion of net revenues and net income; and

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price erosion and customer consolidation.

Risks Related to Product Development

We may invest a significant portion of our efforts and financial resources in the development of our product candidates and there is no guarantee we will obtain requisite regulatory approvals or otherwise timely bring these product candidates to market.

We intend to seek FDA approval for two of our product candidates and are in the earliest stages of that process. We do not have experience with that process, and therefore it will require a significant amount of our managerial and financial resources. Our ability to bring these products to market depends on a number of factors including:

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successful completion of pre-clinical laboratory and animal testing;

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approval by the FDA of an investigational new drug application or IND application, which must occur before human clinical trials may commence;

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successful completion of clinical trials;

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receipt of marketing approvals from the FDA;

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establishing commercial manufacturing arrangements with third party manufacturers;

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launching commercial sales of the product;

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acceptance of the product by patients, the medical community and third party payors;

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competition from other therapies;

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achieving and maintaining compliance with all regulatory requirements applicable to the product; and

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a continued acceptable safety profile of the product following approval.

If we are not successful in commercializing any of our product candidates, or are significantly delayed in doing so, our business will be harmed, possibly materially.

If our clinical trials do not demonstrate safety and efficacy in humans, we may experience delays, incur additional costs and ultimately be unable to commercialize our product candidates.

Before obtaining regulatory approval for the sale of some of our product candidates, we must conduct, at our own expense, extensive clinical trials to demonstrate the safety and efficacy of our product candidates in humans. Clinical testing is expensive, difficult to design and implement, can take many years to complete and is uncertain as to outcome. The outcome of early clinical trials may not be predictive of the success of later clinical trials, and interim results of a clinical trial do not necessarily predict final results. Even if early phase clinical trials are successful, it is necessary to conduct additional clinical trials in larger numbers of patients taking the drug for longer periods before seeking approval from the FDA to market and sell a drug in the United States. Clinical data is often susceptible to varying interpretations, and many companies that have believed their products performed satisfactorily in clinical trials have nonetheless failed to obtain FDA approval for their products. Similarly, even if clinical trials of a product candidate are successful in one indication, clinical trials of that product candidate for other indications may be unsuccessful. A failure of one or more of our clinical trials can occur at any stage of testing.

We may experience numerous unforeseen events during, or as a result of, the clinical trial process that could delay or prevent our ability to receive regulatory approval or commercialize our product candidates, including:

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regulators or institutional review boards may not authorize us to commence a clinical trial or conduct a clinical trial at a prospective trial site;

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our clinical trials may produce negative or inconclusive results, and we may decide, or regulators may require us, to conduct additional clinical trials or we may abandon projects that we expect to be promising;

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the number of patients required for our clinical trials may be larger than we anticipate, enrollment in our clinical trials may be slower than we anticipate, or participants may drop out of our clinical trials at a higher rate than we anticipate;

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our third party contractors may fail to comply with regulatory requirements or meet their contractual obligations to us in a timely manner;

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we might have to suspend or terminate our clinical trials if the participants are being exposed to unacceptable health risks;

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regulators or institutional review boards may require that we hold, suspend or terminate clinical research for various reasons, including noncompliance with regulatory requirements;

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the cost of our clinical trials may be greater than we anticipate;

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the supply or quality of our product candidates or other materials necessary to conduct our clinical trials may be insufficient or inadequate; and

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the effects of our product candidates may not be the desired effects or may include undesirable side effects or the product candidates may have other unexpected characteristics.

If we are required to conduct additional clinical trials or other testing of our product candidates in addition to those that we currently contemplate, if we are unable to successfully complete our clinical trials or other testing, if the results of these trials or tests are not positive or are only modestly positive or if there are safety concerns, we may:

•

be delayed in obtaining marketing approval for one or more of our product candidates;

•

not be able to obtain marketing approval;

•

obtain approval for indications that are not as broad as intended; or

•

have the product removed from the market after obtaining marketing approval.

Our product development costs also will increase if we experience delays in testing or approvals. Significant clinical trial delays also could shorten the patent protection period during which we may have the exclusive right to commercialize our product candidates or allow our competitors to bring products to market before we do and impair our ability to commercialize our products or product candidates.

Risks Related to Regulatory Matters

Some of Pernix’s specialty pharmaceutical products are now being marketed without FDA approvals.

Even though the FDCA requires pre-marketing approval of all new drugs, as a matter of history and regulatory policy, the FDA has historically refrained from taking enforcement action against some marketed, unapproved new drugs. Specifically, some marketed prescription and nonprescription drugs are not the subject of an approved marketing application because they are thought to be identical, related, or similar to historically-marketed products, which were thought not to require pre-market review and approval, or which were approved only on the basis of safety, at the time they entered the marketplace. Many such drugs are marketed under FDA enforcement policies established in connection with the FDA’s Drug Efficacy Study Implementation, or DESI, program, which was established to determine the effectiveness of drug products approved before 1962. Prior to 1962, the FDCA required proof of safety but not efficacy for new drugs. Drugs that were not subject to applications approved between 1938 and 1962 were not subject to DESI review. For a period of time, the FDA permitted these drugs to remain on the market without approval. In 1984, the FDA created a program, known as the Prescription Drug Wrap-Up, also known as DESI II, to address these remaining unapproved drugs. Most of these drugs contain active pharmaceutical ingredients that were first marketed prior to 1938. The FDA asserts that all drugs subject to the Prescription Drug Wrap-Up are on the market illegally and are subject to FDA enforcement discretion because all prescription drugs must be the subject of an approved drug application. There are several narrow exceptions. For example, both the original statutory language of the FDCA and the amendments enacted in 1962 include provisions exempting specified drugs from the new drug requirements. The 1938 clause exempts drugs that were on the market prior to the passage of the FDCA in 1938 and that contain the same representations concerning the conditions of use as they did prior to passage of the FDCA. The 1962 amendments exempt, in specified circumstances, drugs that have the same composition and labeling as they had prior to the passage of the 1962 amendments. The FDA and the courts have interpreted these two exceptions very narrowly. The FDA has adopted a risk-based enforcement policy concerning these unapproved drugs. While all such drugs are considered to require FDA approval, FDA enforcement against such products as unapproved new drugs prioritizes products that pose potential safety risks, lack evidence of effectiveness, prevent patients from seeking effective therapies or are marketed fraudulently. In addition, the FDA has indicated that approval of an NDA for one drug within a class of drugs marketed without FDA approval may also trigger agency enforcement of the new drug requirements against all other drugs within that class that have not been so approved.

Some of Pernix’s specialty pharmaceutical products are marketed in the United States without an FDA-approved marketing application because they have been considered by Pernix to be identical, related or similar to products that have existed in the market without an NDA or ANDA. Pernix’s gross sales of these unapproved products was approximately $24.5 million, or 93% of gross sales, for the year ended December 31, 2008, and $21.9 million, or 83% of gross sales, for the nine months ended September 30, 2009. These products are marketed subject to the FDA’s regulatory discretion and enforcement policies, and it is possible that the FDA could disagree with Pernix’s determination that one or more of these products is identical, related or similar to products that have existed in the marketplace without an NDA or ANDA. If the FDA were to disagree with Pernix’s determination, it could ask or require the removal of Pernix’s unapproved products from the market, which would significantly reduce Pernix’s gross sales.

In addition, if the FDA issues an approved NDA for one of the drug products within the class of drugs that includes one or more of Pernix’s unapproved products or completes the efficacy review for that drug product, it may require Pernix to also file an NDA or ANDA application for its unapproved products in that class of drugs in order to continue marketing them in the United States. While the FDA generally provides sponsors with a one-year grace period during which time they are permitted to continuing selling the unapproved drug, it is not statutorily required to do so and could ask or require that the unapproved products be removed from the market immediately. In addition, the time it takes Pernix to complete the necessary clinical trials and submit an NDA or ANDA to the FDA may exceed any applicable grace period, which would result in an interruption of sales of such unapproved products. If the FDA asks or requires that the unapproved products be removed from the market, Pernix’s financial condition and results of operations would be materially and adversely affected.

If we are not able to obtain required regulatory approvals, we will not be able to commercialize our product candidates, and our ability to generate increased revenue will be materially impaired.

Our product candidates and the activities associated with their development and commercialization, including their testing, manufacture, safety, efficacy, recordkeeping, labeling, storage, approval, advertising, promotion, sale and distribution, are subject to comprehensive regulation by the FDA, the DEA and other regulatory agencies in the United States and by comparable authorities in other countries. Failure to obtain regulatory approval for a product candidate will prevent us from commercializing the product candidate. We have not received approval from the FDA or demonstrated our ability to obtain regulatory approval for any drugs that we have developed or are developing. We have no significant experience in filing and prosecuting the applications necessary to gain regulatory approvals and expect to rely on third party contract research organizations to assist us in this process. Securing FDA approval requires the submission of extensive preclinical and clinical data and supporting information to the FDA for each therapeutic indication to establish the product candidate’s safety and efficacy. Securing FDA approval also requires the submission of information about the product manufacturing process to, and inspection of manufacturing facilities by, the FDA. Our future products may not be effective, may be only moderately effective or may prove to have undesirable or unintended side effects, toxicities or other characteristics that may preclude our obtaining regulatory approval or prevent or limit commercial use.

The process of obtaining regulatory approvals is expensive, often takes many years, if approval is obtained at all, and can vary substantially based upon a variety of factors, including the type, complexity and novelty of the product candidates involved and the nature of the disease or condition to be treated. Changes in regulatory approval policies during the development period, changes in or the enactment of additional statutes or regulations, or changes in regulatory review for each submitted product application, may cause delays in the approval or rejection of an application. The FDA has substantial discretion in the approval process and may refuse to accept any application or may decide that our data is insufficient for approval and require additional preclinical, clinical or other studies. In addition, varying interpretations of the data obtained from preclinical and clinical testing could delay, limit or prevent regulatory approval of a product candidate. Any regulatory approval we ultimately obtain may be limited or subject to restrictions or post-approval commitments that render the approved product not commercially viable.

Pernix’s lack of experience in obtaining FDA approvals could delay, limit or prevent such approvals for its product candidates.

Pernix has no significant experience in preparing and submitting the applications necessary to gain FDA approvals and expects to rely on third-party contract research organizations to assist it in this process. Pernix acquired the rights to most of its currently marketed products and product candidates through licensing transactions. Pernix has not received approval from the FDA for any of its products or demonstrated its ability to obtain regulatory approval for any drugs that it has developed or is developing. Pernix’s limited experience in this regard could delay or limit approval of its product candidates if it is unable to effectively manage the applicable regulatory process with either the FDA or foreign regulatory authorities. In addition, significant errors or ineffective management of the regulatory process could prevent approval of a product candidate, especially given the substantial discretion that the FDA and foreign regulatory authorities have in this process.

If we are unable to obtain adequate reimbursement and pricing from governments or third party payors for our products, our revenue and prospects for profitability will suffer.

Our level of revenue depends, and will continue to depend, heavily upon the availability of adequate reimbursement for the use of our products from governmental and other third party payors in the United States. Reimbursement by a third party payor may depend upon a number of factors, including the third party payor’s determination that use of a product is:

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a covered benefit under its health plan;

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safe, effective and medically necessary;

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appropriate for the specific patient;

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cost-effective; and

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neither experimental nor investigational.

Obtaining reimbursement approval for a product from a government or other third party payor is a time consuming and costly process that could require us to provide supporting scientific, clinical and cost-effectiveness data for the use of our products to the payor. We may not be able to provide data sufficient to gain acceptance with respect to reimbursement. Even when a payor determines that a product is eligible for reimbursement, the payor may impose coverage limitations that preclude payment for some uses that are approved by the FDA or comparable authorities. In addition, there is a risk that full reimbursement may not be available for high priced products. Moreover, eligibility for coverage does not imply that any product will be reimbursed in all cases or at a rate that allows us to make a profit or even cover our costs. Interim payments for new products, if applicable, may also not be sufficient to cover our costs and may not be made permanent.

We expect recent changes in the Medicare program and increasing emphasis on managed care to continue to put pressure on pharmaceutical product pricing. In 2003, the U.S. government enacted legislation providing a partial prescription drug benefit for Medicare recipients, which became effective in January 2006. However, to obtain payments under this program, we are required to sell products to Medicare recipients through drug procurement organizations operating pursuant to this legislation. These organizations negotiate prices for our products, which are generally lower than those we might otherwise obtain. Federal, state and local governments in the United States continue to consider legislation to limit the growth of healthcare costs, including the cost of prescription drugs. Future legislation could limit payments for our products and the product candidates that we are developing.

Any product for which we obtain marketing approval could be subject to restrictions or withdrawal from the market and we may be subject to penalties if we fail to comply with regulatory requirements or if we experience unanticipated problems with our products, when and if any of them are approved.

Any product for which we obtain marketing approval, along with the manufacturing processes, post-approval clinical data, recordkeeping, labeling, advertising and promotional activities for such product, will be subject to continual requirements of and review by the FDA and comparable regulatory authorities. These requirements include submissions of safety and other post-marketing information and reports, registration requirements, cGMP requirements relating to quality control, quality assurance and corresponding maintenance of records and documents, requirements regarding the distribution of samples to physicians and recordkeeping. Even if regulatory approval of a product is granted, the approval may be subject to limitations on the indicated uses for which the product may be marketed or to the conditions of approval, or contain requirements for costly post-marketing testing and surveillance to monitor the safety or efficacy of the product. Later discovery of previously unknown problems with our products, manufacturers or manufacturing processes, or failure to comply with regulatory requirements, may result in actions such as:

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withdrawal of the products from the market;

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restrictions on the marketing or distribution of such products;

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restrictions on the manufacturers or manufacturing processes;

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warning letters;

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refusal to approve pending applications or supplements to approved applications that we submit;

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recalls;

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fines;

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suspension or withdrawal of regulatory approvals;

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refusal to permit the import or export of our products;

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product seizure; or

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injunctions or the imposition of civil or criminal penalties.

Our relationships with customers and payors are subject to applicable fraud and abuse and other healthcare laws and regulations, which could expose us to criminal sanctions, civil penalties, contractual damages, reputation harm, and diminished profits and future earnings.

Healthcare providers, physicians and others play a primary role in the recommendation and prescription of our products. Our arrangements with third party payors and customers may expose us to broadly applicable fraud and abuse and other healthcare laws and regulations that may constrain the business or financial arrangements and relationships through which we market, sell and distribute our products. Applicable federal and state healthcare laws and regulations, include, but are not limited to, the following:

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The federal healthcare anti-kickback statute prohibits, among other things, persons from knowingly and willfully soliciting, offering, receiving or providing remuneration, directly or indirectly, in cash or in kind, to induce or reward either the referral of an individual for, or the purchase, order or recommendation of, any good or service, for which payment may be made under federal healthcare programs such as Medicare and Medicaid.

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The Ethics in Patient Referrals Act, commonly referred to as the Stark Law, and its corresponding regulations, prohibit physicians from referring patients for designated health services reimbursed under the Medicare and Medicaid programs to entities with which the physicians or their immediate family members have a financial relationship or an ownership interest, subject to narrow regulatory exceptions.

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The federal False Claims Act imposes criminal and civil penalties, including civil whistleblower or qui tam actions, against individuals or entities for knowingly presenting, or causing to be presented, to the federal government, claims for payment that are false or fraudulent or making a false statement to avoid, decrease, or conceal an obligation to pay money to the federal government.

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The federal Health Insurance Portability and Accountability Act of 1996, or HIPAA, imposes criminal and civil liability for executing a scheme to defraud any healthcare benefit program and also imposes obligations, including mandatory contractual terms, with respect to safeguarding the privacy, security and transmission of individually identifiable health information.

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The federal false statements statute prohibits knowingly and willfully falsifying, concealing or covering up a material fact or making any materially false statement in connection with the delivery of or payment for healthcare benefits, items or services.

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Analogous state laws and regulations, such as state anti-kickback and false claims laws, may apply to sales or marketing arrangements and claims involving healthcare items or services reimbursed by non-governmental third party payors, including private insurers, and some state laws require pharmaceutical companies to comply with the pharmaceutical industry’s voluntary compliance guidelines and the relevant compliance guidance promulgated by the federal government.

Efforts to ensure that our business arrangements with third parties comply with applicable healthcare laws and regulations could be costly. It is possible that governmental authorities will conclude that our business practices may not comply with current or future statutes, regulations or case law involving applicable fraud and abuse or other healthcare laws and regulations. If our past or present operations, including activities conducted by our sales team or agents, are found to be in violation of any of these laws or any other governmental regulations that may apply to us, we may be subject to significant civil, criminal and administrative penalties, damages, fines, exclusion from third party payor programs, such as Medicare and Medicaid, and the curtailment or restructuring of our operations. If any of the physicians or other providers or entities with whom we do business are found to be not in compliance with applicable laws, they may be subject to criminal, civil or administrative sanctions, including exclusions from government funded healthcare programs.

Many aspects of these laws have not been definitively interpreted by the regulatory authorities or the courts, and their provisions are open to a variety of subjective interpretations, which increases the risk of potential violations. In addition, these laws and their interpretations are subject to change. Any action against us for violation of these laws, even if we successfully defend against it, could cause us to incur significant legal expenses, divert our management’s attention from the operation of our business and damage our reputation.

Recently enacted legislation may make it more difficult and costly for us to obtain regulatory approval of our product candidates and to produce, market and distribute our existing products.

The Food and Drug Administration Amendments Act of 2007, or the FDAAA, grants a variety of new powers to the FDA, many of which are aimed at improving drug safety and assuring the safety of drug products after approval. Under the FDAAA, companies that violate the new law are subject to substantial civil monetary penalties. The new requirements and other changes that the FDAAA imposes may make it more difficult, and likely more costly, to obtain approval of new pharmaceutical products and to produce, market and distribute existing products.

Future legislation or regulatory changes to, or consolidation in, the healthcare system may affect our ability to sell our products profitably.

There have been, and we expect there will continue to be, a number of legislative and regulatory proposals to change the healthcare system, and some could involve changes that could significantly affect our business. While we cannot predict what, if any, legislative or regulatory proposals will be adopted, the announcement or adoption of such proposals could prevent our entry into new markets or cause a reduction in sales or in the selling price of our products, which would materially affect our business.

We may be subject to investigations or other inquiries concerning our compliance with reporting obligations under federal healthcare program pharmaceutical pricing requirements.

Under federal healthcare programs, some state governments and private payors investigate and have filed civil actions against numerous pharmaceutical companies alleging that the reporting of prices for pharmaceutical products has resulted in false and overstated average wholesale price, which in turn may be alleged to have improperly inflated the reimbursements paid by Medicare, private insurers, state Medicaid programs, medical plans and others to healthcare providers who prescribed and administered those products or pharmacies that dispensed those products. These same payors may allege that companies do not properly report their “best prices” to the state under the Medicaid program. Suppliers of outpatient pharmaceuticals to the Medicaid program are also subject to price rebate agreements. Failure to comply with these price rebate agreements may lead to federal or state investigations, criminal or civil liability, exclusion from federal healthcare programs, contractual damages, and otherwise harm our reputation, business and prospects.

Risks Related to Employee Matters and Managing Growth

If we fail to attract and retain key personnel, or to retain our executive management team, we may be unable to successfully develop or commercialize our products.

Our success depends in part on our continued ability to attract, retain and motivate highly qualified managerial personnel. We are highly dependent upon our executive management team. The loss of the services of any one or more of the members of our executive management team or other key personnel could delay or prevent the successful completion of some of our development and commercialization objectives.

Recruiting and retaining qualified sales and marketing personnel is critical to our success. We may not be able to attract and retain these personnel on acceptable terms given the competition among numerous pharmaceutical and biotechnology companies for similar personnel. In addition, we rely on consultants and advisors, including scientific and clinical advisors, to assist us in formulating our development and commercialization strategy. Our consultants and advisors may be employed by employers other than us and may have commitments under consulting or advisory contracts with other entities that may limit their availability to us.

We may encounter difficulties in managing our growth, which could disrupt our operations.

To manage our anticipated future growth, we must continue to implement and improve our managerial, operational and financial systems, and continue to recruit and train additional qualified personnel. Due to our limited financial resources and the inexperience of our management team in managing a company during a period of such anticipated growth, we may not be able to effectively manage the expansion of our operations or recruit and train additional qualified personnel. The expansion of our operations may lead to significant costs and may divert our management and business development resources. Any inability to manage growth could delay the execution of our business plans or disrupt our operations.

Risks Related to Our Acquisition Strategy

Our strategy of obtaining, through product acquisitions and in-licenses, rights to products and product candidates for our development pipeline and to proprietary drug delivery and formulation technologies for our life cycle management of current products may not be successful.

Part of our business strategy is to acquire rights to pharmaceutical products, pharmaceutical product candidates in the late stages of development and proprietary drug delivery and formulation technologies. Because we do not have discovery and research capabilities, the growth of our business will depend in significant part on our ability to acquire or in-license additional products, product candidates or proprietary drug delivery and formulation technologies that we believe have significant commercial potential and are consistent with our commercial objectives. However, we may be unable to license or acquire suitable products, product candidates or technologies from third parties for a number of reasons.

The licensing and acquisition of pharmaceutical products, product candidates and related technologies is a competitive area, and a number of more established companies are also pursuing strategies to license or acquire products, product candidates and drug delivery and formulation technologies, which may mean fewer suitable acquisition opportunities for us, as well as higher acquisition prices. Many of our competitors have a competitive advantage over us due to their size, cash resources and greater clinical development and commercialization capabilities.

Other factors that may prevent us from licensing or otherwise acquiring suitable products, product candidates or technologies include:

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We may be unable to license or acquire the relevant products, product candidates or technologies on terms that would allow us to make an appropriate return on investment;

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Companies that perceive us as a competitor may be unwilling to license or sell their product rights or technologies to us;

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We may be unable to identify suitable products, product candidates or technologies within our areas of expertise; and

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We may have inadequate cash resources or may be unable to obtain financing to acquire rights to suitable products, product candidates or technologies from third parties.

If we are unable to successfully identify and acquire rights to products, product candidates and proprietary drug delivery and formulation technologies and successfully integrate them into our operations, we may not be able to increase our revenues in future periods, which could result in significant harm to our financial condition, results of operations and prospects.

If we fail to successfully manage any acquisitions, our ability to develop our product candidates and expand our product pipeline may be harmed.

Our failure to adequately address the financial, operational or legal risks of any acquisitions or in-license arrangements could harm our business. Financial aspects of these transactions that could alter our financial position, reported operating results or stock price include:

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use of cash resources;

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higher than anticipated acquisition costs and expenses;

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potentially dilutive issuances of equity securities;

•

the incurrence of debt and contingent liabilities, impairment losses or restructuring charges;

•

large write-offs and difficulties in assessing the relative percentages of in-process research and development expense that can be immediately written off as compared to the amount that must be amortized over the appropriate life of the asset; and

•

amortization expenses related to other intangible assets.

Operational risks that could harm our existing operations or prevent realization of anticipated benefits from these transactions include:

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challenges associated with managing an increasingly diversified business;

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disruption of our ongoing business;

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difficulty and expense in assimilating the operations, products, technology, information systems or personnel of the acquired company;

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diversion of management’s time and attention from other business concerns;

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inability to maintain uniform standards, controls, procedures and policies;

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the assumption of known and unknown liabilities of the acquired company, including intellectual property claims; and

•

subsequent loss of key personnel.

If we are unable to successfully manage our acquisitions, our ability to develop and commercialize new products and continue to expand our product pipeline may be limited.

PERNIX’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion and analysis of Pernix’s financial condition and results of operations together with financial statements and accompanying notes included in this proxy statement. In addition to historical information, the following discussion contains forward-looking statements that involve risks, uncertainties and assumptions. Pernix’s actual results may differ materially from those anticipated in these forward-looking statements as a result of many important factors, including, but not limited to, those set forth in the “Risks Related to Pernix” and “Risks Related to the Combined Company” sections of this proxy statement.

Overview

Pernix Therapeutics, Inc. is a growing and profitable specialty pharmaceutical company focused on developing and commercializing branded pharmaceutical products to meet unmet medical needs primarily in pediatrics. Our goal is to build a broad portfolio of products through a combination of internal development, acquisition and in-licensing activities, and to utilize our sales force to promote our products in our target markets.

We utilize unique formulations and drug delivery technologies for existing drug compounds to improve patient care by increasing patient compliance and reducing adverse side effects relative to existing therapies. Additionally, we focus our product development strategy on placing solid intellectual property around our products to protect our investment. We have acquired substantially all of the intellectual property associated with our products through license agreements.

Since our inception in 1999, we have assembled a product portfolio that currently includes six marketed product lines consisting of 14 products. Our ALDEX product line currently includes ALDEX AN, ALDEX CT, ALDEX D and ALDEX DM, which are oral antihistamine/decongestant/antitussive (cough suppressant) combinations indicated for the treatment of allergies and symptoms of the common cold. PEDIATEX TD is also an oral antihistamine/decongestant combination indicated for the treatment of respiratory allergies. Z-COF 8DM is an oral decongestant/expectorant/ cough suppressant indicated for the treatment of allergies and symptoms of the common cold. The BROVEX line currently includes BROVEX PEB, BROVEX PEB DM, BROVEX PSB, BROVEX PSB DM, BROVEX PSE and BROVEX PSE DM, which are oral antihistamine/decongestant/antitussive (cough suppressant) combinations indicated for the treatment of allergies and symptoms of the common cold. In February 2009, we introduced our first medical food product, REZYST IM. REZYST IM is a chewable tablet probiotic indicated to replace active cultures that are destroyed by diet and antibiotics and to reduce symptoms associated with irritable bowel syndrome and various gastrointestinal issues. Our second medical food product, QUINZYME, was launched in July 2009. QUINZYME is a 90 mg ubiquinone smooth dissolve tablet for patients with depleted ubiquinone levels and for patients on statin therapy. In addition to our own product portfolio, we have entered into co-promotion agreements with various parties to market certain of their products in return for commissions or percentages of revenue on the sales we generate. As of December 16, 2009, we marketed three products under co-promotion agreements. To date, these co-promotion agreements have not contributed to a material part of our net sales but may in the future.

Some of our products are marketed without an FDA-approved marketing application because we consider them to be identical, related or similar to products that have existed in the market without an FDA-approved marketing application, and which were thought not to require pre-market approval, or which were approved only on the basis of safety, at the time they entered the marketplace, subject to FDA enforcement policies established with the FDA’s Drug Efficacy Study Implementation, or DESI, program. For a more complete discussion regarding FDA drug approval requirements, please see the section entitled “Risks Related to Pernix- Some of Pernix’s specialty pharmaceutical products are now being marketed without FDA approvals.”

Our sales force, which consists of 35 full-time sales representatives and 2 regional sales directors as of December 16, 2009, promotes our products in approximately 30 states in the U.S. Our sales force is supported by five senior managers and four administrative staff. Our management team consists of pharmaceutical industry veterans experienced in management, business development, and sales and marketing, and has an average of nine years of sales management experience.

For the fiscal years ended December 31, 2007 and 2008 our net sales were approximately $14,792,000 and $19,894,000 and our income before incomes taxes and non-controlling interest was approximately $2,815,000 and $7,610,000, respectively. For the three and nine months ended September 30, 2008 and 2009, our net sales were $9,207,000, $5,688,000, $16,007,000 and $19,437,000, respectively, and our income before income taxes and non-controlling interest was $6,081,000, $1,106,000, $7,375,000 and $6,647,000, respectively. Our net cash provided by operating activities for the years ended December 31, 2007 and 2008 and for the nine months ended September 30, 2008 and 2009 were approximately $3,545,000, $8,208,000, $2,064,000 and $5,521,000, respectively.

Financial Operations Overview

Net Sales

Pernix’s net sales consist of net product sales and co-promotional fee generation. Pernix recognizes product sales net of estimated allowances for product returns, discounts and Medicaid rebates. The primary factors that determine Pernix’s net product sales are the level of demand for Pernix’s products, unit sales prices and the amount of sales adjustments that Pernix recognizes. In addition to our own product portfolio, we have entered into co-promotion agreements with various parties to market certain of their products in return for commissions or percentages of revenue on the sales we generate. As of December 16, 2009, we marketed three products under co-promotion agreements. To date, these co-promotion agreements have not contributed to a material part of our net sales but may in the future.  Since Pernix’s inception in 1999, approximately 99% of Pernix’s net sales have been from product sales.

The following table sets forth a summary of Pernix’s net sales for the years ended December 31, 2008 and 2007 and for the three and nine months ended September 30, 2009 and 2008 (all amounts in thousands).

	Year Ended December 31,		Nine Months Ended September 30,		Three Months Ended September 30,
	2008	2007	2009	2008	2009	2008
Gross Product Sales
ALDEX Family	$17,642	$11,951	$13,495	$14,858	$4,035	$8,402
PEDIATEX Family	1,466	—	3,690	179	1,405	179
BROVEX Family	—	—	1,707	—	1,707	—
Z-COF Family	7,429	6,954	7,144	4,596	466	2,167
REZYST Family	—	—	183	—	183	—
QUINZYME	—	—	27	—	27	—
Co-Promotion Agreements	—	—	—	—	—	—
Gross Sales	$26,537	$18,905	$26,246	$19,633	$7,823	$10,748
Adjustments	(226)	190	229	—	(114)	—
Discounts	(2,641)	(1,799)	(2,008)	(1,155)	(496)	(480)
Allowance for Returns	(1,985)	(1,417)	(1,974)	(1,427)	(551)	(741)
Medicaid Rebate Expense	(1,791)	(1,087)	(3,056)	(1,044)	(974)	(320)
Net Sales Revenues	$19,894	$14,792	$19,437	$16,007	$5,688	$9,207

Cost of Sales

Pernix’s cost of sales is primarily comprised of the costs of manufacturing and distributing Pernix’s pharmaceutical products and samples. In particular, cost of sales includes third-party manufacturing and distribution costs and the cost of active pharmaceutical ingredients. Pernix partners with third parties to manufacture all of its products and product candidates.

In July 2009, we entered into a finance agreement with Protoform pursuant to which we advanced Protoform $150,000 during the three months ended September 30, 2009, to finance the renovation of a manufacturing facility. Additionally, we advanced $150,000 in the fourth quarter of 2009. In consideration of these advances, Pernix will receive certain discounts and credits on Pernix branded products manufactured by Protoform. Additionally, Protoform agreed to pay Pernix 10% of its gross profits for the period beginning on the two-year anniversary of the manufacturing facility becoming operational, and ending on July 15, 2016.

Most of our manufacturing arrangements are not subject to long-term agreements and generally may be terminated by either party without penalty at any time. Changes in the price of raw materials and manufacturing costs could adversely affect Pernix’s gross margins on the sale of its products. Changes in Pernix’s mix of products sold also affect its cost of sales.

Selling Expenses

Pernix’s selling expenses consist of salaries, commission and incentive expenses for our sales force; all overhead costs of our sales force; and advertising and promotion costs. The most significant component of Pernix’s sales and marketing expenses is salaries, commission and incentive expenses for our sales force. Sales commissions are based on when our customers sell Pernix products to retail customers not when we sell Pernix products to our customers. Therefore, there may be a lag between the time of Pernix’s sale to its customer and when the commission is ultimately earned on that sale.

In April 2001, Pernix hired its first 3 sales representatives under a compensation plan consisting of base salary, commission and related benefits. By July 2004, Pernix had grown its sales team to 15 sales professionals. From July 2004 through October 2005, Pernix increased the size of its sales team to 20 sales professionals. In November 2005, Pernix hired its first national sales manager to oversee all operations of the Pernix sales force.

Pernix added 3 new sales representatives in 2007 and 10 additional sales representatives in 2009. Due to the growth of the sales force, Pernix elected to hire an East U.S. Director of Sales and a West U.S. Director of Sales, each of whom manage the daily operations of half the existing sales force. As of December 2, 2009, Pernix’s sales force consists of 35 full-time sales representatives and 2 regional sales directors. Pernix’s sales force promotes its products in approximately 30 states in the U.S. Our sales force is supported by five senior managers and four administrative staff.

Pernix expects that its sales and marketing expenses will increase as it expands its sales and marketing infrastructure to support additional products.

Royalty Expenses

Royalty expenses include the contractual amounts Pernix is required to pay the licensors from which it has acquired the rights to certain of its marketed products. Although product mix affects Pernix’s royalties, Pernix expects that its royalty expenses will increase as total net sales increase. For a description of Pernix’s license and co-promotion agreements, see the “Information about Pernix – Licenses and Other Agreements” and the Notes captioned “Intangible Assets” and “Commitments and Contingencies” to Pernix’s Combined and Consolidated Financial Statements for the fiscal years ended December 31, 2008 and 2007, and the three and nine months ended September 30, 2009 and 2008, respectively.

General and Administrative Expenses

General and administrative expenses primarily include salaries and benefits of management and administrative personnel; research and development expenses; freight expenses; professional fees; consulting fees; management and administrative personnel overhead expenses; and insurance. Research and development expenses consist of costs incurred in identifying, developing and testing products and product candidates. Pernix either expenses research and development costs as incurred or will pay manufacturers a prepaid research and development fee. Pernix believes that significant investment in research and development is important to its competitive position and plans to increase its expenditures for research and development to realize the potential of the product candidates that it is developing or may develop.

Pernix has incurred, and expects to continue to incur, additional legal, accounting and related costs relating to its proposed merger with Golf Trust of America, Inc. Subsequent to the merger, Pernix expects that its general and administrative expenses will increase significantly due to the public company costs including, but not limited to, accounting and legal professional fees, exchange listing fees, Public Company Accounting Oversight Board fees, and printing and reporting fees.

Other Income and Expenses

Depreciation Expense

Depreciation expense is recognized for Pernix’s property and equipment, which it depreciates over the estimated useful lives of the assets using the straight-line method.

Income Taxes

Pernix elected to be taxed as an S Corporation effective January 1, 2002. As such, taxable earnings and losses after that date were included in the personal income tax returns of the Company’s stockholders. Accordingly, Pernix has been subject to certain “built-in” gains tax for the difference between the fair value and tax reporting bases of assets at the date of conversion to an S Corporation, if the assets are sold (and a gain is recognized) within ten years following the date of conversion. Pernix’s exposure to built-in gains is limited. If the merger with GTA closes prior to March 15, 2010, Pernix intends to make an election to be taxed as a corporation retroactive to January 1, 2010. To the extent this election is made, Pernix does not expect to make additional distributions to its stockholders related to Pernix’s 2010 income. Alternatively, if the merger does not close by March 15, 2010, Pernix expects to declare a distribution to its stockholders immediately prior to closing the merger to cover their income tax obligations related to Pernix’s income from January 1, 2010 to the closing of the merger. The amount of this potential distribution is not known at this time. If the merger with GTA closes, as discussed above, Pernix will make the election to be taxed as a corporation retroactive to January 1, 2010 and as a result, income taxes will be accounted for using the asset and liability method pursuant to Accounting Standards Codification (“ASC”) Topic 740- Income Taxes. Deferred taxes will be recognized for the tax consequences of “temporary differences” by applying enacted statutory tax rates applicable to future years to the difference between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred taxes for a change in tax rates will be recognized in income in the period that includes the enactment date. The Company will recognize future tax benefits to the extent that realization of such benefits is more likely than not.

Macoven is a limited liability company wholly owned by Pernix as of December 31, 2008. Macoven was disregarded for federal tax purposes and its activities are reported as part of Pernix’s income tax returns until July 13, 2009. See Note 1- “Organization and Summary of Significant Accounting Policies” to Pernix’s Combined and Consolidated Financial Statements for the three and nine months ended September 30, 2009 and 2008, respectively.

Gaine is taxed as a corporation for income tax purposes. Accordingly, income taxes for this subsidiary are accounted for using the asset and liability method pursuant to Accounting Standards Codification (“ASC”) Topic 740-Income Taxes. Deferred taxes are recognized for the tax consequences of “temporary differences” by applying enacted statutory tax rates applicable to future years to the difference between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred taxes for a change in tax rates is recognized in income in the period that includes the enactment date. The Company recognizes future tax benefits to the extent that realization of such benefits is more likely than not. Deferred income taxes were not material as of September 30, 2009, September 30, 2008, December 31, 2008 and December 2007.

Non-controlling interest

The non-controlling interest represents the 50% outside ownership of Gaine. See Note 1- “Organization and Summary of Significant Accounting Policies” to Pernix’s Combined and Consolidated Financial Statements for the three and nine months ended September 30, 2009 and 2008, respectively.

Critical Accounting Estimates

Management’s discussion and analysis of Pernix’s financial condition and results of operations are based on Pernix’s combined and consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of Pernix’s combined and consolidated financial statements requires Pernix’s management to make estimates and assumptions that affect Pernix’s reported assets and liabilities, revenues and expenses and other financial information. Reported results could differ significantly under different estimates and assumptions. In addition, Pernix’s reported financial condition and results of operations could vary due to a change in the application of a particular accounting standard.

Pernix regards an accounting estimate or assumption underlying its financial statements as a “critical accounting estimate” where:

•

the nature of the estimate or assumption is material due to the level of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change; and

•

the impact of the estimates and assumptions on its financial condition or operating performance is material.

Pernix’s significant accounting policies are described in the notes to Pernix’s combined and consolidated financial statements appearing elsewhere in this proxy statement. Not all of these significant accounting policies, however, fit the definition of “critical accounting estimates.” Pernix believes that its estimates relating to revenue recognition, inventory and accrued expenses described below fit the definition of “critical accounting estimates.”

Revenue Recognition

Pernix recognizes revenue from its product sales when the goods are shipped and the customer takes ownership and assumes risk of loss, collection of the relevant receivable is probable, persuasive evidence of an arrangement exists and the sales price is fixed and determinable. Pernix sells its products primarily to pharmaceutical wholesalers, distributors and pharmacies, which have the right to return the products they purchase. Pernix recognizes product sales net of estimated allowances for discounts, product returns and Medicaid rebates.

Consistent with industry practice, Pernix offers customers the ability to return products in the six months prior to, and the 12 months after, the products expire. Pernix adjusts its estimate of product returns if it becomes aware of other factors that it believes could significantly impact its expected returns. These factors include its estimate of inventory levels of its products in the distribution channel, the shelf life of the product shipped, competitive issues such as new product entrants and other known changes in sales trends.

Segment Reporting

The Company is engaged solely in the business of marketing and selling prescription pharmaceutical products. Accordingly, the Company’s business is classified in a single reportable segment, the sale and marketing of prescription products. Prescription products include a variety of branded pharmaceuticals primarily in pediatrics.

Pernix’s estimates of product rebates and discounts are based on its estimated mix of sales to various third-party payors, which are entitled either contractually or statutorily to discounts from Pernix’s listed prices of its products. Pernix makes these judgments based upon the facts and circumstances known to it in accordance with generally accepted accounting principles (United States), or GAAP. In the event that the sales mix to third-party payors is different from its estimates, Pernix may be required to pay higher or lower total rebates than it has estimated.

Sales returns allowances are based on the products’ expiration dates and are generally eighteen months from the date the product was originally sold. Sales returns allowances were approximately $551,000 in the three months ended September 30, 2009, or 7.1% of gross sales, and approximately $741,000 for the three months ended September 30, 2008, or 6.9% of gross sales. In the nine months ended September 30, 2009 and 2008, sales returns allowances were approximately $1,974,000, or 7.5% of gross sales, and approximately $1,427,000, or 7.3% of gross sales, respectively. Sales returns allowances were approximately $1,985,000 and $1,417,000 for the years ended December 31, 2008 and 2007, respectively, representing 7.5% and 7.4% of gross sales in 2008 and 2007, respectively. The increase in sales returns for the fiscal year ended December 31, 2008 is due in part to the increase in net sales in 2008.

Medicaid rebates were approximately $974,000 or 12.6% of gross sales, and $321,000, or 3.0% of gross sales, in the three months ended September 30, 2009 and 2008, respectively, and approximately $3,056,000, or 11.5% of gross sales, and $1,044,000, or 5.3% of gross sales, in the nine months ended September 30, 2009 and 2008, respectively. The increase in Medicaid rebates as a percentage of gross sales is due in part to an increase in sales of products eligible for Medicaid rebates and the addition of a Medicaid supplemental rebate applicable in the three months ended September 30, 2009.  Medicaid rebates were approximately $1,791,000 and $1,087,000 in the years ended December 31, 2008 and 2007, respectively, representing approximately 6.8% and 5.7% of gross sales in 2008 and 2007, respectively. Medicaid rebates are based on sales and, therefore, fluctuate as sales fluctuate.

Discounts taken were approximately $496,000, or 6.4% of gross sales, and $480,000, or 4.5% of gross sales, in the three months ended September 30, 2009 and 2008, respectively, and approximately $2,008,000, or 7.6% of gross sales, and $1,155,000, or 5.9% of gross sales, in the nine months ended September 30, 2009 and 2008, respectively. Discounts taken were approximately $2,641,000 and $1,799,000 in the years ended December 31, 2008 and 2007, respectively, representing approximately 10.0% and 9.4% of gross sales in 2008 and 2007, respectively. Discounts applied are pursuant to the contracts negotiated with certain vendors and are primarily based on sales.

	Sales Returns	Rebates	Discounts
		(In Thousands)
Balance at December 31, 2006	$1,448,000	$484,000	$399,000
Current provision	1,417,000	1,087,000	1,799,000
Payments and credits	(943,000)	(955,000)	(1,844,000)
Balance at December 31, 2007	1,922,000	616,000	354,000
Current provision	1,985,000	1,791,000	2,641,000
Payments and credits	(1,521,000)	(1,669,000)	(2,286,000)
Balance at December 31, 2008	2,386,000	738,000	709,000
Current provision	1,974,000	3,056,000	2,008,000
Payments and credits	(645,000)	(2,820,000)	(1,760,000)
Balance at September 30, 2009	$3,715,000	$974,000	$957,000

Inventory

Inventory consists of finished goods which include pharmaceutical products ready for commercial sale or distribution as samples. Inventory is stated at the actual cost per bottle determined under the specific identification method. Pernix’s estimate of the net realizable value of its inventories is subject to judgment and estimation. The actual net realizable value of its inventories could vary significantly from its estimates and could have a material effect on its financial condition and results of operations in any reporting period. An allowance for slow-moving or obsolete inventory, or declines in the value of inventory is determined based on management’s assessments. The inventory reserve includes provisions for inventory that may become damaged in shipping or in distribution to the customer. As of September 30, 2009, Pernix had approximately $728,000 in inventory for which no reserve was deemed necessary.

Accrued Expenses

As part of the process of preparing its combined and consolidated financial statements, Pernix is required to estimate certain expenses. This process involves identifying services that have been performed on its behalf and estimating the level of service performed and the associated cost incurred for such service as of each balance sheet date in its combined and consolidated financial statements. Examples of estimated expenses for which Pernix accrues include returns, contracted vendor discounts, Medicaid rebates, payroll, sales commissions and other sales benefits that will be redeemed in the future. Pernix also accrues for certain non-expense disbursements such as dividends.

Results of Operations

Comparison of the Three Months Ended September 30, 2009 and 2008

Net Sales

Net sales were approximately $5,688,000 in the three months ended September 30, 2009, compared to approximately $9,207,000 in the three months ended September 30, 2008, a decrease of approximately $3,519,000, or 38.2%. The decrease is primarily due to a promotion that was implemented in September 2008 to sell excess inventory at discounted prices, which significantly increased the sales for that month.

Cost of Sales

Cost of sales was approximately $1,606,000 in the three months ended September 30, 2009, compared to approximately $1,656,000 in the three months ended September 30, 2008, a decrease of approximately $50,000, or 3.0%. The cost of product samples included in the cost of product sales was approximately $696,000 and $291,000 in the three months ended September 30, 2009 and 2008, respectively. Gross margin was approximately 71.8% in the three months ended September 30, 2009 and 82.0% in the three months ended September 30, 2008. The decrease in gross margin is primarily the result of the an increase in the product cost from new manufacturers, an increase in sample purchases and an increase in the Medicaid rebate in the three months ended September 30, 2009. Cost of sales in both the three months ended September 30, 2009 and 2008 consisted primarily of the expenses associated with manufacturing and distributing Pernix’s products.

Selling Expenses

Selling expenses were approximately $794,000 in the three months ended September 30, 2009, compared to $706,000 in the three months ended September 30, 2008, an increase of approximately $88,000, or 12.5%. Salaries, commissions and incentive expenses of our sales force represented approximately $620,000, or 78.1%, and $597,000, or 84.6%, of the total selling expenses for the three months ended September 30, 2009 and 2008, respectively.  The increase in salaries, commissions and incentive expenses of our sales force is primarily the result of increases in commissions as a result of the 29.5% increase in year-to-date net sales. Other selling expenses, including advertising, promotional items, cell phone, operating and office supplies, vehicle expenses, travel and entertainment, and other miscellaneous overhead of our sales staff, were approximately $174,000 and $109,000 for the three months ended September 30, 2009 and 2008, respectively. This increase of approximately $65,000 was primarily due to increases in sales report expenses of approximately $35,000 and advertising expenses of $34,000 during the three months ended September 30, 2009.

Royalty Expenses

Royalty expenses were approximately $536,000 in the three months ended September 30, 2009. Pernix did not incur royalty expenses in the three months ended September 30, 2008. Royalty expenses are related to obligations under license and co-promotional agreements Pernix entered into in 2009. For a description of Pernix’s license and co-promotion agreements, see “Information about Pernix-License and Other Agreements” and Note 13- “Commitments and Contingencies” to Pernix’s Combined and Consolidated Financial Statements for the three and nine months ended September 30, 2009 and 2008, respectively.

General and Administrative Expenses

General and administrative expenses were approximately $1,733,000 in the three months ended September 30, 2009, compared to approximately $804,000 in the three months ended September 30, 2008, an increase of approximately $929,000, or 115.4%. Management and administrative salaries and bonuses represented approximately $268,000, or $15.5%, and $162,000, or 20.2%, of the total general and administrative expenses for the three months ended September 30, 2009 and 2008, respectively. The increase was primarily due to the hiring of an executive vice president of operations effective January 2009. Research and development expenses represented approximately $218,000, or 12.6%, and $166,000, or 20.7%, of the total general and administrative expenses for the three months ended September 30, 2009 and 2008, respectively.  The increase in research and development expenses is primarily the result of increased development costs paid to outside manufacturers. Other general and administrative expenses were approximately $1,247,000 and $475,000 for the three months ended September 30, 2009 and 2008, respectively, representing an increase of approximately $772,000, or 162.3%. This increase was primarily due to increases of approximately (i) $459,000 in professional fees primarily related to the merger transaction with GTA, (ii) $182,000 in consulting fees primarily related to the termination of a long-term consulting arrangement, (iii) $58,000 in management travel expenses due to increased efforts to expand Pernix’s product offerings and territories and (iv) a net increase of approximately $38,000 in other general and administrative expenses including freight, property and worker’s compensation insurance, utilities, personnel costs such as health and life insurance, 401k employer contributions, payroll taxes and other miscellaneous personnel costs, office operating expenses such postage, printing, and other miscellaneous expenses.

Other Income and Expenses

Gain on Disposal. Pernix sold certain equipment and a warehouse facility located in Houma, Louisiana in the nine months ended September 30, 2008 that resulted in a gain on disposal of approximately $68,000.

Depreciation Expenses. Depreciation expenses were approximately $57,000 and $32,000 in the three months ended September 30, 2009 and 2008, respectively, The increase of $25,000, or 81.3%, is due to the completion of the office and warehouse facility in Magnolia, Texas which we began to depreciate in July 2008. Depreciation expense is expected to decrease because the Texas property and the office and warehouse facility in Gonzales, Louisiana were distributed to Pernix’s stockholders in the third quarter of 2009. Each stockholder of Pernix contributed his or her interests in these two properties to a limited liability company wholly-owned by the stockholders of Pernix (in proportion to their respective ownership interests in Pernix) that, in turn, leased both properties back to Pernix. The term of each lease is month to month and may be terminated by either party without penalty. As of September 30, 2009, Pernix pays rent of $2,500 and $1,500 per month for the Texas and Louisiana facilities, respectively, which Pernix believes approximates market rates.

Interest Income. Interest income, net, was approximately $5,000 in the three months ended September 30, 2009 compared to net interest expense of approximately $3,000 in the three months ended September 30, 2008. Pernix had two loans for which interest expense was incurred. These loans were paid in full during the year ended December 31, 2008.

Other Income. Other miscellaneous income was approximately $138,000 and $6,000 in the three months ended September 30, 2009 and 2008, respectively. The increase was primarily due to $137,000 in revenue from Macoven following its launch of Pyril DM in the third quarter of 2009, including administrative fees. For a description of our agreement with Macoven, see “Information about Pernix-Relationship with Macoven Pharmaceuticals, L.L.C.”

Comparison of the Nine Months Ended September 30, 2009 and 2008

Net Sales

Net sales were approximately $19,437,000 in the nine months ended September 30, 2009, compared to approximately $16,007,000 in the nine months ended September 30, 2008, an increase of approximately $3,430,000, or 21.4%. The increase in the nine months ended September 30, 2009 is primarily due to sales of new products, including PEDIATEX TD, increases in unit prices and the expansion of Pernix’s sales force in additional territories.

Cost of Sales

Cost of sales was approximately $4,042,000 in the nine months ended September 30, 2009, compared to approximately $3,481,000 in the nine months ended September 30, 2008. The cost of product samples included in cost of product sales was approximately $1,072,000 and $712,000 for the nine months ended September 30, 2009 and 2008, respectively. Gross margin was approximately 79.3% in the nine months ended September 30, 2009 and 78.3% in the nine months ended September 30, 2008. Gross margin, excluding the cost of product samples, was approximately 84.7% and 78.3%, respectively. The increase in gross margin was due to the promotional pricing that was offered in September 2008 but not offered in September 2009. Cost of sales in both the nine months ended September 30, 2009 and 2008 consisted primarily of the expenses associated with manufacturing and distributing Pernix’s products. The increase in cost of products and gross margin is primarily the result of the $3.4 million increase in net sales.

Selling Expenses

Selling expenses were approximately $3,380,000 in the nine months ended September 30, 2009, compared to approximately $2,761,000 in the nine months ended September 30, 2008, an increase of approximately $620,000, or 22.4%. Sales salaries, commissions and incentives represented approximately $2,988,000, or 88.4%, and $2,409,000, or 87.3%, of total selling expenses for the nine months ended September 30, 2009 and 2008, respectively. The increase in sales salaries, commissions and incentives is primarily the result of increased commissions paid as a result of increased net sales. Other selling expenses, including advertising, promotional items, cell phone, operating and office supplies, vehicle expenses, travel and entertainment, and other miscellaneous overhead expenses of our sales force, were approximately $392,000 and $352,000 for the nine months ended September 30, 2009 and 2008, respectively. This increase of approximately $41,000 was primarily due to increases in sales report expenses of approximately $73,000 and advertising expenses of approximately $34,000 during the nine months ended September 30, 2009. There was also an increase in other miscellaneous selling expenses, which includes office supplies, postage, telephone, entertainment and other expenses of approximately $4,000. These increases were offset by a decrease of approximately $48,000 in vehicle expense due to a decrease in the cost of gasoline and a decrease of approximately $22,000 for promotional costs.

Royalty Expenses

Royalty expenses were approximately $910,000 in the nine months ended September 30, 2009. Pernix did not incur royalty expenses in the nine months ended September 30, 2008. Royalty expenses are related to obligations under license and co-promotional agreements Pernix entered into in 2009. For a description of Pernix’s license and co-

promotion agreements, see “Information about Pernix - Licenses and Other Agreements” and Note 13 - “Commitments and Contingencies” to Pernix’s Combined and Consolidated Financial Statements for the three and nine months ended September 30, 2009 and 2008, respectively.

General and Administrative Expenses

General and administrative expenses were approximately $4,450,000 in the nine months ended September 30, 2009, compared to $2,362,000 in the nine months ended September 30, 2008, an increase of approximately $2,088,000, or 88.4%. Management and administrative salaries and bonuses represented approximately $696,000, or 16.9%, and $595,000, or 27.4%, of the total general and administrative expenses for the nine months ended September 30, 2009 and 2008, respectively. This increase was primarily due to the hiring of an executive vice president of operations in January 2009. Research and development expenses represented approximately $371,000, or 8.3%, and $189,000, or 8.0%, respectively, of total general administrative expenses for the nine months ended September 30, 2009 and 2008, respectively.  The increase in research and development expenses is primarily the result of increased development costs paid to outside manufacturers. Other general and administrative costs were $3,382,000 and $1,578,000 for the nine months ended September 30, 2009 and 2008, respectively, representing an increase of approximately $1,804,000, or 114.3%. This increase was primarily due to increases of approximately (i) $681,000 in stock compensation expense related to a stock transaction in January 2009 between one outside stockholder and certain officers of Pernix at a discount to fair value , (ii) $525,000 in professional fees primarily related to the merger transaction with GTA, (iii) $253,000 in consulting fees primarily related to the termination of a long-term consulting arrangement, (iv) $93,000 in management travel expenses due to increased efforts to expand Pernix’s product offerings and territories, (v) $40,000 in office and operating supplies, (vi) $26,000 in maintenance and repairs, (vii) $27,000 in freight due to the increase in sales, (viii) $111,000 in personnel related costs such as payroll taxes, health and life insurance, workers compensation insurance, 401k employer contributions and other personnel expenses, and (ix) $31,000 in printing expenses, offset in part by a net decrease of $17,000 in other general and administrative expenses including property insurance, rent, utilities, telephone, taxes and licenses and other miscellaneous expenses.

Other Income and Expenses

Gain on Disposal. Pernix sold certain equipment and a warehouse facility located in Houma, Louisiana, in the nine months ended September 30, 2008 that resulted in a gain on disposal of approximately $68,000.

Depreciation Expenses. Depreciation expenses were approximately $172,000 and $101,000 in the nine months ended September 30, 2009 and 2008, respectively. The increase of $71,000, or 70%, is due to the completion of the office and warehouse facility in Magnolia, Texas which we began depreciating in July 2008.  Depreciation expense is expected to decrease because the Texas property and the office and warehouse facility in Gonzales, Louisiana were distributed to Pernix’s stockholders in the third quarter of 2009. Each stockholder of Pernix contributed his or her interests in these two properties to a limited liability company wholly-owned by the stockholders of Pernix (in proportion to their respective ownership interests in Pernix) that, in turn, leased both properties back to Pernix. The term of each lease is month to month and may be terminated by either party without penalty. As of September 30, 2009, Pernix pays rent of $2,500 and $1,500 per month for the Texas and Louisiana facilities, respectively, which Pernix believes approximates market rates.

Interest Income. Interest income, net, was approximately $17,000 in the nine months ended September 30, 2009. Interest expense was approximately $1,000 for the nine months ended September 30, 2008. Pernix had two loans during the nine months ending September 30, 2008 for which interest expense was incurred. These loans were paid in full during the year ended December 31, 2008.

Other Income. Other miscellaneous income was approximately $148,000 and $6,000 in the nine months ended September 30, 2009 and 2008, respectively. The increase was primarily due to $137,000 in revenue from Macoven following its launch of Pyril DM in the third quarter of 2009. For a description of our agreement with Macoven, see “Information about Pernix – Relationship with Macoven Pharmaceuticals, L.L.C.”

Comparison of the Years Ended December 31, 2008 and 2007

Net Sales

Net Sales. Net sales were approximately $19,894,000 in the year ended December 31, 2008, compared to approximately $14,792,000 in the year ended December 31, 2007, an increase of approximately $5,102,000, or 34.5%. The increase in the year ended December 31, 2008 is primarily due to an increase of approximately $7,632,000 in gross sales of Pernix’s products primarily due to the sales of new products, including Pediatex TD, increases in unit prices and the expansion of Pernix’s sales force in additional territories.

Cost of Sales

Cost of sales was approximately $4,020,000 in the year ended December 31, 2008, compared to approximately $3,888,000 in the year ended December 31, 2008, an increase of approximately $132,000, or 3.4%. The increase in the cost of sales was net of a decrease in sample purchases of approximately $247,000, or 20.2%. Gross margin was approximately 79.8% in the year ended December 31, 2008 and 73.7% in the year ended December 31, 2007. Cost of sales in both years ended December 31, 2008 and 2007 consisted primarily of the expenses associated with manufacturing and distributing Pernix’s products. The increase in costs of sales and gross margin for the fiscal year ended December 31, 2008 is primarily the result of the increase in net sales.

Selling Expenses

Selling expenses were approximately $4,182,000 in the year ended December 31, 2008, compared to approximately $3,386,000 in the year ended December 31, 2007, an increase of approximately $796,000, or 23.5%. Sales salaries, commissions and incentives represented approximately $3,697,000, or 88.4%, and $2,913,000, or 86.0%, of total selling expenses for the year ended December 31, 2008 and 2007, respectively. The increase is primarily the result of increased commissions as a result of increased net sales, as well as an increase in the number of sales personnel. Other selling expenses, including advertising, promotional items, cell phone, operating and office supplies, vehicle expenses, travel and entertainment, and other miscellaneous overhead expenses of our sales force, were approximately $474,000 and $485,000 for the years ended December 31, 2008 and 2007, respectively. This decrease of approximately $11,000 was primarily due to decreases of approximately $28,000 in sales promotion items, $14,000 in vehicle expense, and a net decrease of $2,000 in other miscellaneous selling expenses, partially offset by an increase in sales report expenses of approximately $33,000.

General and Administrative Expenses

General and administrative expenses were approximately $4,126,000 in the year ended December 31, 2008, compared to $4,632,000 in the year ended December 31, 2007, a decrease of approximately $506,000, or 10.9%. Management and administrative salaries and bonuses represented approximately $1,481,000, or 37.4%, and $2,624,000, or 56.9%, of the total general and administrative expenses for the years ended December 31, 2008 and 2007, respectively. This decrease was primarily due to a reduction of approximately $698,000 in management and administrative bonuses paid from $1,405,000 for the year ended December 31, 2007 to approximately $707,000 for the year ended December 31, 2008.  This decrease in bonuses and the decrease in salaries of approximately $445,000 was due to a reduction in management and administrative staff during 2008. Research and development expenses represented approximately $167,000, or 4.0%, and $16,000, or .34%, respectively, of total general and administrative expenses for the fiscal years ended December 31, 2008 and 2007, respectively.  The increase in research and development expenses is primarily the result of increased development costs paid to outside manufacturers. Other general and administrative costs were 2,478,000 and 1,992,000 for the fiscal years ended December 31, 2008 and 2007, respectively, representing an increase of approximately $486,000, or 24.4%. This increase was primarily due to increases of approximately (i) $169,000 in consulting fees pursuant to a consulting agreement entered into in July 2007 with a former shareholder, (ii) $123,000 in printing expenses for the labeling and packaging of new products, (iii) $136,000 in taxes and licenses as a result of increased franchise taxes, (iv) $56,000 in professional fees, (v) $80,000 in product liability insurance, (vi) $41,000 in 401k employer contributions, and (vii) $27,000 in freight, partially offset by decreases of approximately (i) $79,000 in board fees, (ii) $42,000 in travel, and (iii) $37,000 in management vehicle expense.

Royalty Expenses

There were no royalty expenses for the years ended December 31, 2008 and 2007.

Other Income and Expenses

Gain on Disposal. Pernix sold certain equipment and a warehouse facility located in Houma, Louisiana, in the year ended December 31, 2008 that resulted in a gain on disposal of approximately $68,000.

Depreciation Expenses. Depreciation expenses were approximately $43,000 and $36,000 in the years ended December 31, 2008 and 2007, respectively, The increase of $7,000, or 18.8%, is due to the completion of the office and warehouse facility in Magnolia, Texas which we began to depreciate in July 2008 offset by the reduction in depreciation from the disposal of certain equipment as discussed above.  Depreciation expense is expected to decrease because the Texas property and the office and warehouse facility in Gonzales, Louisiana were distributed to Pernix’s stockholders in the third quarter of 2009. Each stockholder of Pernix contributed his or her interests in these two properties to a limited liability company wholly-owned by the stockholders of Pernix (in proportion to their respective ownership interests in Pernix) that, in turn, leased both properties back to Pernix. The term of each lease is month to month and may be terminated by either party without penalty. As of September 30, 2009, Pernix pays rent of $2,500 and $1,500 per month for the Texas and Louisiana facilities, respectively, which Pernix believes approximates market rates.

Amortization of product rights. Amortization of product rights was approximately $112,000 and $97,000 in the years ended December 31, 2008 and 2007, respectively.  The increase of approximately $15,000, or 15.7%, was due to the recognition of a full year of amortization of certain intangibles in 2008.

Impairment of Intangibles. An impairment charge of approximately $172,000 was recorded in the year ended December 31, 2008 due to the fact that a product covered under a license and rights agreement was deemed to be unmarketable.

Interest Income. Interest income, net, was approximately $7,000 and $46,000 in the years ended December 31, 2008 and 2007, respectively. The decrease was primarily due to a decrease in prevailing interest rates.

Other miscellaneous income was approximately $296,000 and $16,000 in the years ended December 31, 2008 and 2007, respectively. In 2008, approximately $289,000 was a result of a gain on the settlement of certain accounts payable of one of our consolidated entities.

Liquidity and Capital Resources

Sources of Liquidity

Pernix’s net income was approximately $6,739,000 and $7,363,000 and in the nine months ended September 30, 2009 and 2008, respectively. Pernix’s net income was approximately $7,452,000 and $2,657,000 for the years ended December 31, 2008 and 2007, respectively. As an S-corporation, Pernix generally does not pay federal income taxes. Instead, Pernix’s income and losses are generally included in the taxable income of its stockholders, who must report the income and losses on their individual income tax returns and pay the appropriate tax individually. As a result, Pernix’s net income before non-controlling interest and net income attributable to controlling interest line items in Pernix’s combined and consolidated statements of operations contained in this proxy statement do not reflect the taxes on Pernix's income paid by its stockholders. Upon completion of the merger, Pernix will no longer qualify as an S-corporation, and will be required to pay income taxes at prevailing federal and state corporate income tax rates.

Pernix requires cash to meet its operating expenses and for capital expenditures, acquisitions, and in-licenses of rights to products. To date, Pernix has funded its operations primarily from product sales and co-promotion agreement revenues. As of September 30, 2009, Pernix had approximately $3,536,000 in cash and cash equivalents.

Cash Flows

The following table provides information regarding Pernix’s cash flows for the years ended December 31, 2008 and 2007 and for the nine months ended September 30, 2009 and 2008.

	Years Ended December 31,		Nine Months Ended September 30,
	2008	2007	2009	2008
Cash provided by (used in)
Operating activities	$8,208,000	$3,545,000	$5,521,000	$2,064,000
Investing activities	(245,000)	(1,821,000)	(551,000)	15,000
Financing activities	(3,911,000)	(1,790,000)	(6,308,000)	(2,317,000)
Net increase (decrease) in cash and cash equivalents	$4,052,000	$(66,000)	$(1,338,000)	$(238,000)

Net Cash Provided By Operating Activities

Net cash provided by operating activities in the nine months ended September 30, 2009 was approximately $5,521,000 which primarily reflected Pernix’s net income of approximately $6,708,000, adjusted by non-cash expenses totaling $866,000 and changes in accounts receivable, inventories, accrued expenses and other operating assets and liabilities. Non-cash items included amortization and depreciation of approximately $172,000, stock compensation expense of approximately $681,000 and provision for returns of approximately $13,000. Accounts receivable increased approximately $2,830,000 from December 31, 2008, primarily due to increased product sales during 2009. Inventories decreased approximately $933,000 from December 31, 2008, primarily due to the seasonal decrease in demand for Pernix’s products in the late summer months as compared to the winter months. Prepaid expenses and other current assets increased by approximately $1,444,000 primarily due to the prepaid contract with Macoven under which we paid Macoven a one-time development fee of $1,500,000. For a description of our agreement with Macoven, see “Information about Pernix – Relationship with Macoven Pharmaceuticals, L.L.C.”

Accrued expenses increased approximately $1,341,000 from December 31, 2008, primarily due to increases in accrued sales allowances, discounts and Medicaid rebates. Accounts payable increased approximately $281,000 due to inventory purchases based on customer demand.

Net cash provided by operating activities in the nine months ended September 30, 2008 was approximately $2,064,000 which primarily reflected Pernix’s net income of approximately $7,356,000, adjusted by non-cash expenses of approximately $297,000 and changes in accounts receivable, inventories, accrued expenses and other operating assets and liabilities. Non-cash items included amortization and depreciation of approximately $101,000, provision for returns of approximately $264,000 offset by a gain on the sale of a warehouse facility of approximately $68,000. Accounts receivable increased approximately $6,824,000 from December 31, 2007, primarily due to increased product sales in the third quarter of 2008 as a result of promotional pricing to turn excess inventory. Accounts payable increased approximately $1,509,000 primarily due to payables under a contract with Kiel that allowed Pernix to defer payment up to 180 days. Accrued expenses decreased approximately $600,000 from December 31, 2007, primarily due to a decrease in the Medicaid rebate accrual of approximately $286,000, a decrease in dividends payable of approximately $264,000 and a decrease of approximately $185,000 in accrued contracted vendor discounts, offset by an increase in accrued commissions of approximately $130,000 and a net increase of approximately $5,000 in other general accrued expenses.

Net cash provided by operating activities for the year ended December 31, 2008 was approximately $8,208,000 which primarily reflected Pernix’s net income of approximately $7,497,000, adjusted by non-cash expenses totaling approximately $433,000 and changes in accounts receivable, inventories, accrued expenses and other operating assets and liabilities. Non-cash items included provision for returns of approximately $464,000, impairment of intangibles of approximately $172,000 (related to the discontinuation of the Z-COF 12DM product), amortization and depreciation of approximately $154,000, gain on the disposition of certain equipment of approximately $68,000, and a gain on the settlement of certain accounts payable owed by Gaine to Kiel of approximately $289,000 in December 2008. Accounts receivable decreased approximately $239,000 primarily due to an increase in estimated discounts. Inventories increased approximately $77,000 from December 31, 2007, primarily due to increased sales in the fourth quarter of 2008. Accounts payable decreased approximately $381,000 primarily due to payables due to Kiel at December 31, 2007 for inventory orders. Accrued expenses increased approximately $1,082,000 from December 31, 2007, primarily due to an increase of approximately $549,000 in accrued commissions, an increase of approximately $339,000 in accrued vendor discounts and an increase of approximately $122,000 in the Medicaid rebate accrual, all of which are driven by the increase in sales, along with an increase of approximately $210,000 in contracts payable from the license agreement for Ubiquinone that was executed in October 2008. For a description of this license agreement, see Note 8 - “Intangible Assets” to Pernix’s Combined and Consolidated Financial Statements for the years ended December 31, 2008 and 2007, respectively. These increases were offset by a decrease in dividends payable of approximately $264,000.

Net cash provided by operating activities for the year ended December 31, 2007 was approximately $3,545,000 which primarily reflected Pernix’s net income of approximately $2,771,000, adjusted by non-cash items totaling approximately $957,000 and changes in inventories, accounts payable, accrued expenses and other operating assets and liabilities. Non-cash items primarily included provision for returns of approximately $474,000, provision for obsolete inventory of approximately $350,000 and amortization and depreciation of approximately $132,000. Accounts receivable decreased approximately $80,000. Inventory increased approximately $1,000,000 which was driven by increased sales. Prepaid expenses and other assets decreased approximately $205,000 primarily due to prepaid contracts. Accounts payable decreased approximately $252,000. Accrued expenses increased approximately $784,000 primarily due to accrual of negotiated vendor discounts of approximately $275,000, an increase of approximately $131,000 in Medicaid rebates payable, increase in accrued personnel costs of approximately $294,000 and increases in other accrued expenses of approximately $84,000.

Net Cash Used in Investing Activities

Net cash used in investing activities in the nine months ended September 30, 2009 was approximately $551,000. Pernix paid approximately $100,000 to Kiel Laboratories to amend an existing development agreement and paid approximately $450,000 for the acquisition of Brovex assets including the trade name and related inventory. See “Information about Pernix-License and Other Agreements” and Note 13 -“Commitments and Contingencies” to Pernix’s Combined and Consolidated Financial Statements for the three and nine months ended September 30, 2009 and 2008.

Net cash used in investing activities in the nine months ended September 30, 2008 was approximately $15,000. This was a result of proceeds from the sale of equipment of approximately $206,000 net of payments on construction in progress of approximately $191,000.

Net cash used in investing activities in the year ended December 31, 2008 was approximately $245,000 which primarily reflected proceeds from the sale of equipment of approximately $206,000 net of payments on construction in progress of approximately $191,000. Additionally, Pernix paid $260,000 for a three-year license to market Ubiquinone products (which Pernix markets under the QUINZYME brand), which was terminated subsequent to September 30, 2009.

Net cash used in investing activities in the year needed December 31, 2007 was approximately $1,821,000 which primarily reflected the purchase of approximately $1,300,000 in products rights and purchases of equipment of approximately $35,000 and payments from construction in progress of approximately $486,000.

Net Cash Used in Financing Activities

Net cash used in financing activities in the nine months ended September 30, 2009 was approximately $6,308,000 which included issuance of notes receivable of approximately $150,000, distributions to stockholders of approximately $6,108,000 and approximately $51,000 representing the distribution of Pernix’s 60% interest in Macoven as previously discussed.

Net cash provided by financing activities in the nine months ended September 30, 2008 was approximately $2,317,000 which included payments on long-term debt of approximately $98,000, distributions to stockholders of approximately $1,442,000 and net treasury stock transactions of approximately $776,000.

Net cash used in financing activities in the year ended December 31, 2008 was approximately $3,911,000 which included payments on long-term debt of approximately $293,000, distributions to stockholders of approximately $2,842,000 and net treasury stock transactions of approximately $776,000.

Net cash used in financing activities in the year ended December 31, 2007 was approximately $1,790,000 which included proceeds from the issuance of debt of approximately $750,000, proceeds from the issuance of stock of approximately $1,077,000, payments on debt of approximately $547,000, repurchases of stock of approximately $2,750,000, and distributions to stockholders of approximately $320,000.

Funding Requirements

As of September 30, 2009, Pernix had no long-term debt. Pernix’s future capital requirements will depend on many factors, including:

•

the level of product sales of its currently marketed products and any additional products that Pernix may market in the future;

•

the scope, progress, results and costs of development activities for Pernix’s current product candidates;

•

the costs, timing and outcome of regulatory review of Pernix’s product candidates;

•

the number of, and development requirements for, additional product candidates that Pernix pursues;

•

the costs of commercialization activities, including product marketing, sales and distribution;

•

the costs and timing of establishing manufacturing and supply arrangements for clinical and commercial supplies of Pernix’s product candidates and products;

•

the extent to which Pernix acquires or invests in products, businesses and technologies;

•

the extent to which Pernix chooses to establish collaboration, co-promotion, distribution or other similar arrangements for its marketed products and product candidates; and

•

the costs of preparing, filing and prosecuting patent applications and maintaining, enforcing and defending claims related to intellectual property owned by or licensed to Pernix.

To the extent that Pernix’s capital resources are insufficient to meet its future capital requirements, Pernix will need to finance its cash needs through public or private equity offerings, debt financings, corporate collaboration and licensing arrangements or other financing alternatives. Equity or debt financing, or corporate collaboration and licensing arrangements, may not be available on acceptable terms, if at all.

As of September 30, 2009, Pernix had approximately $3,536,000 of cash and cash equivalents on hand. Based on its current operating plans, Pernix believes that its existing cash and cash equivalents and revenues from product sales will be sufficient to continue to fund its existing level of operating expenses and capital expenditure requirements for the foreseeable future.

Off-Balance Sheet Arrangements

Since its inception, Pernix has not engaged in any off-balance sheet arrangements, including structured finance, special purpose entities or variable interest entities.

Effects of Inflation

Pernix does not believe that inflation has had a significant impact on its revenues or results of operations since inception.

Recent Accounting Pronouncements

See Note 1 – “Recent Accounting Pronouncements” to Pernix’s Combined and Consolidated for the three and nine months ended September 30, 2009 and 2008, and the years ended December 31, 2008 and 2007.

UNAUDITED PRO FORMA COMBINED AND CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma combined and consolidated financial information provided with this proxy statement beginning on page F-3 is designed to show how the merger of GTA and Pernix might have affected historical financial statements if the merger had been completed at an earlier time and was prepared based on the historical financial results reported by GTA and disclosed by Pernix in this proxy statement.

The unaudited pro forma combined and consolidated financial information, while helpful in illustrating the financial characteristics of the combined and consolidated company under one set of assumptions, does not reflect the benefits of any cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also is not necessarily indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the companies been combined during these periods.

In December 2007, the FASB issued authoritative guidance that establishes principles and requirements for how an acquirer in a business combination (i) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, (ii) recognizes and measures goodwill acquired in a business combination or a gain from a bargain purchase, and (iii) determines what information to disclose to enable users of financial statements to evaluate the nature and financial effects of the business combination. In addition, this guidance requires that changes in the amount of acquired tax attributes be included in GTA’s results of operations. This guidance became effective for GTA on January 1, 2009 and will be applied to business combinations that have an acquisition date on or after January 1, 2009.

DESCRIPTION OF GTA's CAPITAL STOCK

The following summary description of the material features of GTA's capital stock is qualified in its entirety by reference to the applicable provisions of Maryland law and by our Articles of Incorporation and bylaws.

Authorized and Outstanding Capital Stock. GTA's authorized capital stock consists of: (i) 10,000,000 shares of preferred stock, $.01 par value per share, of which none are outstanding; and (ii) 90,000,000 shares of common stock, par value $.01 per share, of which 7,317,163 shares are issued and outstanding as of the record date for the special meeting, January 29, 2010.

As of January 29, 2010, 740,000 shares of our common stock were subject to options held by our current and former executive officers and directors. All of those options which have not vested will become fully vested and exercisable as of the effective date of the proposed merger. It is expected that 20,000 of the outstanding options will expire unexercised before the merger is consummated.

Except as indicated above, as of January 29, 2010, there were not any shares of our capital stock reserved for issuance, or any outstanding or authorized options, warrants, rights, agreements, convertible or exchangeable securities, or other commitments, contingent or otherwise, relating to our capital stock pursuant to which we are or may become obligated to make a cash payment or to issue shares of capital stock or any securities convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of our capital stock.

Common Stock. The holders of our common stock possess exclusively all voting power and are entitled to one vote per share on all matters voted on by the company’s stockholders, including elections of directors. Our Articles of Incorporation do not provide for cumulative voting for the election of directors. The holders of our common stock are entitled to such dividends as may be declared from time to time by the company’s board of directors from funds available therefor. Upon liquidation, holders of our common stock will be entitled to receive pro rata all of our assets available for distribution to such holders, after payment to holders of preferred stock, if any such payment is required. The holders of our common stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to our common stock.

Preferred Stock. Our board of directors is empowered to authorize the issuance, in one or more series, of shares of preferred stock at such times, for such purposes and for such consideration as it may deem advisable without stockholder approval. Our board is also authorized to fix the designations, voting, conversion, preference and other relative rights, qualifications and limitations of any such series of preferred stock. No shares of our preferred stock are outstanding as of the date of this proxy statement.

The board of directors, without stockholder approval, may authorize the issuance of one or more series of preferred stock with voting and conversion rights which could affect adversely the voting power of the holders of our common stock and, under certain circumstances, discourage an attempt by others to gain control of our company.

INDEPENDENT ACCOUNTANTS

Change in Our Independent Accountants for Fiscal Year 2008. On April 10, 2008, GTA's board of directors, based on its Audit Committee’s recommendation, dismissed BDO Seidman, LLP (“BDO”) as the company’s independent registered public accountants and approved the engagement of Cherry Bekaert & Holland, L.L.P. to serve as the company’s independent registered public accountants for fiscal year 2008. BDO’s reports on GTA’s financial statements for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2007 and 2006 and through the date of dismissal of BDO, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO’s satisfaction, would have caused them to make reference to the subject matter in conjunction with their report on the company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K. The company provided BDO with a copy of the foregoing disclosures and requested in writing that BDO furnish the company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. BDO provided a letter, dated April 15, 2008 stating its agreement with such statements.

Availability of Independent Accountants at the Special Meeting. Representatives of Cherry, Bekaert & Holland, L.L.P, are expected to attend the special meeting, either in person or by telephone, and be available to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so.

Change in Pernix’s Independent Accountant.  On October 14, 2009, Pernix’s board of directors unanimously approved the engagement of Cherry Bekaert & Holland, L.L.P. (“CBH”) to audit Pernix’s financial statements in accordance with the auditing and professional practice standards established by the Public Company Accounting Oversight Board (“PCAOB”) which are required as part of the SEC reporting requirements for this proxy statement. Prior to this engagement, Pernix’s financial statements were historically audited by BDO Seidman, LLP (“BDO”).

The reports of BDO on Pernix’s financial statements for the fiscal years ended December 31, 2008 and 2007 were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and 2007, respectively, and the period from January 1, 2009 through October 14, 2009, there were no (i) disagreements between Pernix and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to Pernix which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement in connection with its report, or (ii) except as disclosed in the paragraph below, “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

During BDO’s audit of Pernix’s financial statements for the fiscal year ended December 31, 2008, BDO identified material weaknesses in Pernix’s internal control over financial reporting related to Pernix’s need to implement a structured periodic (monthly, quarterly, annual) closing process, including preparing reconciliations of all significant accounts and the lack of segregation of duties in the posting and reconciling of cash. These comments were repeated in Pernix’s communications from CBH. Management is in the process of implementing certain controls to remediate these material weaknesses.

In connection with the preparation of this proxy statement, GTA and Pernix provided BDO and CBH with a copy of the disclosure contained in this section of the proxy statement.

OTHER MATTERS

As of the date of this proxy statement, the GTA board knows of no other matters that will be presented for consideration at the special meeting other than as specifically set forth in the notice for the meeting. If, however, any other matters properly come before either special meeting, it is the intention of each of the proxy holders to vote such proxy in accordance with the recommendation of the management of GTA.

DEADLINES FOR SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

Any stockholder who meets the requirements of Rule 14a-8 and the other applicable rules under the Securities Exchange Act of 1934, as amended, may submit proposals to the Board of Directors to be considered for inclusion in the proxy statement mailed to stockholders in advance of our next Annual Meeting. The proposal must set forth the name and address of the stockholder, the text to be introduced, the number of shares held and the date of their acquisition, and a representation that the stockholder intends to appear in person or by proxy to introduce the proposal specified in the notice. The chairman of the meeting may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with these procedures. The date of our next annual meeting of shareholders has not been determined, and we have requested that the NYSE Amex waive its requirement that we hold an annual meeting for 2009. We believe that request will be granted. When the date of our next annual meeting is determined, we will communicate that date, as well as the deadline for submitting a shareholder proposal under Rule 14a-8, to our shareholders in a timely manner.

WHERE YOU CAN FIND MORE INFORMATION

GTA files reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that GTA files with the Securities and Exchange Commission at the SEC’s public reference room in Washington, D.C., which is located at the following address: Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC filings made by GTA are also available to the public from commercial document retrieval services and at the SEC’s Internet website at http://www.sec.gov.

Documents described above are available through the SEC as set forth above or from GTA without charge. You may obtain such documents by requesting them in writing or by telephone from GTA as follows:

Golf Trust of America, Inc.

10 North Adger’s Wharf

Charleston, South Carolina 29401

Telephone: (843) 723-4653

Attention: Investor Relations

If you would like to request documents from GTA, please do so by February 22, 2010 in order to receive timely delivery of the documents before the special meeting.

You should rely only on the information contained in this proxy statement. GTA has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. GTA is not making an offer to sell or soliciting an offer to buy any securities. This proxy statement is dated February 4, 2010. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to you nor the issuance of GTA common stock in the merger creates any implication to the contrary.

INDEX TO FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Page
Unaudited Pro Forma Combined and Consolidated Balance Sheets	F-3
Unaudited Pro Forma Combined and Consolidated Statements of Operations	F-4
Notes to the Unaudited Pro Forma Combined and Consolidated Balance Sheets and Results of Operations	F-6

GOLF TRUST OF AMERICA, INC.
Report of Independent Registered Public Accounting Firm – Cherry, Bekaert & Holland, L.L.P.	F-9
Report of Independent Registered Public Accounting Firm – BDO Seidman, LLP	F-10
Consolidated Balance Sheets (Going Concern Basis) at December 31, 2008 and 2007	F-11
Consolidated Statements of Operations (Going Concern Basis) for the Year ended December 31, 2008 and for the Period from November 9, 2007 through December 31, 2007	F-12
Consolidated Statements of Changes in Net Assets in Liquidation for the Period January 1, 2007 to November 8, 2007	F-13
Consolidated Statement of Stockholders’ Equity For the Period November 9, 2007 through December 31, 2008 (Going Concern Basis)	F-14
Consolidated Statements of Cash Flows for the Years Ended December 31, 2008 and 2007	F-15
Notes to Consolidated Financial Statements	F-16
Condensed Consolidated Balance Sheets at September 30, 2009 (Unaudited) and December 31, 2008	F-30
Condensed Consolidated Statements of Operations for the Three Months and Nine Months Ended September 30, 2009 and 2008 (Unaudited)	F-31
Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2009 and 2008 (Unaudited)	F-32
Notes to Condensed Consolidated Financial Statements For the Three and Nine Months Ended September 30, 2009 and 2008 (Unaudited)	F-33

PERNIX THERAPEUTICS, INC
Report of Independent Registered Public Accounting Firm – Cherry, Bekaert & Holland, L.L.P.	F-41
Combined and Consolidated Balance Sheets at December 31, 2008 and 2007	F-42
Combined and Consolidated Statements of Operations for Years Ended December 31, 2008 and 2007	F-43
Combined and Consolidated Statements of Stockholders’ Equity for Years Ended December 31, 2008 and 2007	F-44
Combined and Consolidated Statements of Cash Flows for Years Ended December 31, 2008 and 2007	F-45
Notes to Combined and Consolidated Financial Statements	F-46
Combined and Consolidated Balance Sheets at September 30, 2009 (Unaudited) and December 31, 2008	F-60
Condensed Combined and Consolidated Statements of Operations for the Three Months and Nine Months Ended September 30, 2009 and 2008 (Unaudited)	F-61
Statements of Combined and Consolidated Stockholders' Equity at September 30, 2009 (Unaudited)	F-62
Combined and Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2009 and 2008 (Unaudited)	F-63
Notes to Combined and Consolidated Financial Statements (Unaudited)	F-64

UNAUDITED PRO FORMA COMBINED AND CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined and consolidated financial information is designed to show how the merger of GTA and Pernix might have affected historical financial statements if the merger had been completed at an earlier time and was prepared based on the historical financial results reported by GTA and disclosed by Pernix in this proxy statement.

The unaudited pro forma combined and consolidated balance sheet data assumes that the merger took place on September 30, 2009, and combines GTA’s consolidated balance sheet as of September 30, 2009 with Pernix’s combined and consolidated balance sheet as of September 30, 2009. The unaudited pro forma combined and consolidated statements of operations for the nine months ended September 30, 2009, and for the year ended December 31, 2008 give effect to the merger as if it occurred on January 1, 2009 and January 1, 2008, respectively. The unaudited pro forma combined and consolidated financial statements give effect to the proposed merger under the acquisition method of accounting.

The unaudited pro forma combined and consolidated financial information, while helpful in illustrating the financial characteristics of the combined and consolidated company under one set of assumptions, does not reflect the benefits of any cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also is not necessarily indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the companies been combined during these periods.

GOLF TRUST OF AMERICA, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED AND CONSOLIDATED BALANCE SHEETS
(in thousands)

	Historical as of September 30, 2009
	Golf Trust of America, Inc.	Pernix Therapeutics, Inc.	Pro forma Adjustments		Pro forma
ASSETS
Current Assets
Cash and cash equivalents	$7,012	$3,536	$(402	)(e)	$10,146
Note receivable – current	133	—			133
Accounts receivable	—	5,015	—		5,015
Inventories	—	728	—		728
Prepaids and other current assets	60	1,719	—		1,779
Deferred tax asset - current	—	—	2,435	(d)	2,435
Total current assets	7,205	10,998	2,033		20,236
Property & equipment – net	1,045	42	—		1,087
Intangible assets	—	1,364	—		1,364
Other assets – long-term	—	333			333
Note receivable – long-term	114	150	—		264
TOTAL ASSETS	$8,364	$12,887	$2,033		$23,284

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$49	$328	$—		$377
Accrued expenses	69	5,921	(25	)(e)	5,965
Accrued personnel cost	—	404	—		404
Total current liabilities	118	6,653	(25)		6,746
Long term debt	—	—	—		—
Deferred tax liability	—	—	16	(d)	16
Total long term liabilities	—	—	16		16
Total Liabilities	118	6,653	(9)		6,762

Stockholders and Non-Controlling Equity

Common Stock	73	—	418	(a)	491
Additional Paid in Capital	8,936	—	1,238	(a)(d)	10,174
Retained earnings	(763)	6,154	386	(a)	5,777
Total Stockholders’ Equity	8,246	6,154	2,042		16,442
Non-controlling equity	—	80	—		80
Total Equity	8,246	6,234	2,042		16,522
TOTAL LIABILITIES & EQUITY	$8,364	$12,887	$2,033		$23,284

See accompanying notes to combined and consolidated pro forma financial statements.

GOLF TRUST OF AMERICA, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Historical Nine Months Ended September 30, 2009
	Golf Trust of America, Inc.	Pernix Therapeutics, Inc.	Pro forma Adjustments		Pro forma
Revenues	$—	$19,437	$—		$19,437
Cost of Sales	—	(4,042)	—		(4,042)
Gross Profit	—	15,395	—		15,395

Selling expenses	—	3,380	—		3,380
Royalty expenses	—	910	—		910
General and administrative	1,144	4,450	(572	)(b)	5,022
Depreciation and amortization expense	2	172	(16	)(c)	158
Total operating expenses	1,146	8,912	(588)		9,470
Operating Income/(Loss)	(1,146)	6,483	588		5,925
Other Income:
Interest income, net	77	17	—		94
Other income	—	147	—		147
Other income, net	77	164	—		241
Income (loss) from continuing operations before income tax and non-controlling interest	(1,069)	6,647	588		6,166
Less: Provision for taxes	—	(61)	2,412	(d)	2,351
Net income/(loss) before non-controlling interest	(1,069)	6,708	(1,824)		3,815
Net loss attributable to the non-controlling interests	—	(31)	—		(31)
Net income/(loss) attributable to controlling interest	$(1,069)	$6,739	$(1,824)		$3,846

(Loss)/earnings per share of common stock:
Basic and fully diluted	$(0.15)				$0.16
Weighted average number of shares outstanding:
			(24,558,582	)(a)
Basic and fully diluted	7,317,163		41,800,000	(a)	24,558,581 (a)

See accompanying notes to combined and consolidated pro forma financial statements.

GOLF TRUST OF AMERICA INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Historical Twelve Months Ended December 31, 2008
	Golf Trust of America, Inc.	Pernix Therapeutics, Inc.	Pro forma Adjustments		Pro forma
Revenues	$—	$19,894	$—			$19,894
Cost of Sales	—	4,020	—			4,020
Gross Profit	—	15,874	—			15,874

Selling expenses		4,182				4,182
General and administrative	1,641	4,126	(379	)(b)		5,388
Impairment of intangibles		172				172
Gain on the sale of property and equipment and other settlements	(1,641)	(68)	—			(1,709)
Depreciation and amortization expense	3	155	(14	)(c)		144
Total operating expenses	3	8,567	(393)			8,177
Operating income/(loss)	(3)	7,307	393			7,697
Other income (expense):
Interest income, net	187	7	—			194
Other operating income	—	290	—			290
Other misc income/(expense)	(6)	6	—			—
Total other income, net	181	303	—			484
Income/(loss) from continuing operations before income tax and non-controlling interest	178	7,610	393			8,181
Less: Provision for taxes	—	112	2,955	(d)		3,067
Net income before non-controlling interest	178	7,498	(2,562)			5,114
Net loss attributable to non-controlling interest	—	(46)	—			(46)
Net income	$178	$7,452	$(2,562)			$5,068
Earnings per share of common stock:
Basic and fully diluted	$.02				$	..21
Weighted average number of shares outstanding:
			(24,558,582	)(a)
Basic and fully diluted	7,317,163		41,800,000	(a)		24,558,581 (a)

See accompanying notes to combined and consolidated pro forma financial statements.

GOLF TRUST OF AMERICA, INC. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA
COMBINED AND CONSOLIDATED BALANCE SHEETS AND RESULTS OF OPERATIONS

Basis of Presentation

The statements contained in this section may be deemed to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by the words “believe,” “expect, “anticipate,” “intend,” “estimate” and similar expressions. These forward-looking statements are based largely on management’s expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements. Neither Golf Trust of America, Inc. nor Pernix Therapeutics, Inc. undertakes any obligation to update publicly or revise any forward-looking statements.

The unaudited combined and consolidated pro forma results of operations for the nine months ended September 30, 2009 and the year ended December 31, 2008 are presented to give effect to the merger of Golf Trust of America, Inc. and Pernix Therapeutics, Inc. as if it had occurred on January 1, 2009 and January 1, 2008, respectively. The unaudited combined and consolidated pro forma balance sheet is presented to give effect to the merger of Golf Trust of America, Inc. and Pernix Therapeutics, Inc. as if it had occurred on September 30, 2009. This pro forma information is based on, and should be read in conjunction with, the historical financial statements of Golf Trust of America, Inc. for the year ended December 31, 2008, included in our Annual Report on Form 10-K filed on March 20, 2009 and for the nine months ended September 30, 2009 included in our Quarterly Report on Form 10-Q filed on November 3, 2009, and the historical financial statements of Pernix Therapeutics, Inc. for the year ended December 31, 2008 and the nine months ended September 30, 2009, which are included elsewhere in this document. We have not adjusted the historical financial statements of either entity for any costs recognized during the year that may be considered to be nonrecurring. We have, however, reflected pro forma adjustments for the identifiable incremental merger costs of each entity that are considered to be nonrecurring.

All unaudited interim combined and consolidated financial statements furnished herein reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim periods presented. All such adjustments are of a normal and recurring nature.

The unaudited combined and consolidated pro forma financial statements were prepared using the assumptions described below and in the related notes.

The unaudited combined and consolidated pro forma financial statements are provided for illustrative purposes only. They do not purport to represent what Pernix Therapeutics, Inc.’s combined and consolidated results of operations and financial position would have been had the transaction actually occurred as of the dates indicated, and they do not purport to project Pernix Therapeutics, Inc.’s future combined and consolidated results of operations or financial position.

In December 2007, the FASB issued authoritative guidance that establishes principles and requirements for how an acquirer in a business combination (i) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, (ii) recognizes and measures goodwill acquired in a business combination or a gain from a bargain purchase, and (iii) determines what information to disclose to enable users of financial statements to evaluate the nature and financial effects of the business combination. In addition, this guidance requires that changes in the amount of acquired tax attributes be included in the Company's results of operations. This guidance became effective for the Company on January 1, 2009 and will be applied to business combinations that have an acquisition date on or after January 1, 2009.

Unaudited Pro forma Combined and Consolidated Balance Sheets and Results of Operations notes referenced to the Pro forma Financial Statements

(a)

In general terms, pursuant to the terms and subject to the conditions set forth in an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 6, 2009, by and among Golf Trust of America, Inc. (“GTA”), GTA Acquisition LLC (“Transitory Sub”) and Pernix Therapeutics, Inc. (“Pernix”), Pernix will merge (the “Merger”) with and into Transitory Sub, a wholly-owned subsidiary of GTA, with Transitory Sub as the surviving corporation. As a condition to the consummation of the Merger, each share of Pernix common

GOLF TRUST OF AMERICA, INC. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA
COMBINED AND CONSOLIDATED BALANCE SHEETS AND RESULTS OF OPERATIONS

stock shall be converted into the right to receive 209,000 shares of GTA common stock (representing in the aggregate 20,900,000 shares, after adjusting for the effect of the reverse stock split, of GTA stock issuable to the stockholders of Pernix in connection with the Merger) subject to certain adjustments.

In addition, GTA has 740,000 (370,000 after adjusting for the effect of the reverse stock split) stock options outstanding, of which 201,666 are vested as of September 30, 2009 and 553,334 will be subject to accelerated vesting upon the change of control, at the following exercise prices:

•

Options to purchase an aggregate of 20,000 shares of GTA Common Stock at an exercise price per share of $17.94 issued on February 6, 2000 and expiring on February 6, 2010;

•

Options to purchase an aggregate of 20,000 shares of GTA Common Stock at an exercise price per share of $7.85 issued on February 6, 2001 and expiring on February 6, 2011;

•

Options to purchase an aggregate of 275,000 shares of GTA Common Stock at an exercise price per share of $2.10 issued on December 24, 2007 and expiring ratably over three years starting on December 24, 2011;

•

Options to purchase an aggregate of 50,000 shares of GTA Common Stock at an exercise price per share of $1.90 issued on January 18, 2008 and expiring ratably over three years starting on January 18, 2012;

•

Options to purchase an aggregate of 160,000 shares of GTA Common Stock at an exercise price per share of $1.82 issued on January 23, 2008 and expiring ratably over three years starting on January 23, 2012;

•

Options to purchase an aggregate of 95,000 shares of GTA Common Stock at an exercise price per share of $1.10 issued on February 27, 2009 and expiring ratably over three years starting on February 27, 2013; and

•

Options to purchase an aggregate of 120,000 shares of GTA Common Stock at an exercise price per share of $0.97 issued on March 4, 2009 and expiring ratably over three years starting on March 4, 2013.

The options that were outstanding and vested as of 1/1/08 and 1/1/09 (the pro forma dates of the merger transaction for income statement presentation) were anti-dilutive using the treasury stock method because they were not in-the-money as of 12/31/08 and 9/30/09 based on the average stock price during the year ended December 31, 2008 and the nine months ended September 30, 2009. There were no pro forma adjustments related to the options listed above.

The unrecognized stock option expense as of September 30, 2009 related to the stock options above that is not included as a pro-forma adjustment but that will be included in GTA’s combined and consolidated financial statements subsequent to the closing of the merger transaction as a result of the accelerated vesting of these options is approximately $271,000.

GOLF TRUST OF AMERICA, INC. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA
COMBINED AND CONSOLIDATED BALANCE SHEETS AND RESULTS OF OPERATIONS

Since the consideration for the Merger is stated in a fixed number of shares of GTA Common Stock the value of the Merger may fluctuate based on the fluctuations of the price of GTA’s Common Stock. The closing prices of GTA’s Common Stock since October 7, 2009, the date this proposed Merger was announced, and December 10, 2009 has ranged from $1.85 to $2.40 and the value of this transaction has ranged from approximately $13,537,000 to $17,561,000, based upon the total number of outstanding shares of GTA Common Stock.

This entry records the purchase of GTA and the issuance of GTA Common Stock to Pernix stockholders.

At the conclusion of this transaction an additional 17,241,418 common shares will have been issued, after consideration of the issuance of 41,800,000 shares and the 1 for 2 reverse stock split, and for the purposes of calculating proforma earnings/(loss) per share it has been assumed that these shares were outstanding as of the beginning of each proforma reporting period.

The retained earnings of GTA is transferred to additional paid in capital of Pernix.

(b)

This adjustment represents the elimination of incremental merger costs and the compensation and benefits of Michael C. Pearce who, pursuant to the merger agreement, will be the chairman of the board of directors of the combined company instead of the chief executive officer offset by an estimated increase in legal and accounting professional fees and rent expense.

(c)

Zinterests, L.L.C. is a Louisana limited liability company formed on June 23, 2009 of which the members are the stockholders of Pernix prior to the merger with GTA. Two pieces of improved real estate, one located in Gonzales Louisana and one located in Magnolia, Texas that both house certain operations of Pernix were transferred from Pernix to Zinterests, L.L.C. with such transfer being recorded on August 13, 2009. Effective August 15, 2009, Pernix entered in to a month to month lease with Zinterests, L.L.C. for each of these properties. The total combined monthly rent of both facilities is $4,000. This entry reverses the depreciation and amortization associated with building and land transferred to Zinterests, L.L.C. and records the rent expense under the leases and the related impact on the net income of Pernix.

(d)

For purposes of determining the estimated income tax expense for adjustments reflected in the unaudited proforma combined and consolidated statement of operations, a combined U.S. Federal and state statutory rate of approximately 36.0% has been used. Deferred tax assets at September 30, 2009 consist primarily of inventory reserves, sales returns and allowances and accrued Medicaid rebates. The effective tax rate of the combined company could be significantly different than the rates assumed for purposes of preparing the unaudited proforma combined and consolidated financial statements for a variety of factors, including post-merger activities. Due to the limitations that will be imposed on the use of GTA’s net operating loss carryforwards subsequent to the merger transaction and the uncertainty of the net asset value of GTA on the date of the closing which would be the basis for determining the value of any net operating loss carryforwards that could be applied, no proforma adjustment is reflected for the estimated potential value of any net operating loss carryforwards.

(e)

GTA’s current CEO, Michael C. Pearce, will receive the equivalent of six months of salary and benefits, approximately $102,000, upon his termination pursuant to his employment agreement. This amount along with his accrued vacation and the $275,000 balance of the broker fee due to Velocity Health are reflected as payments at closing.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Golf Trust of America, Inc.

We have audited the accompanying consolidated balance sheet of Golf Trust of America, Inc. and Subsidiaries (the “Company”) as of December 31, 2008, and the related consolidated statements of operations, stockholders’ equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2008, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

We were not engaged to examine management’s assertion about the effectiveness of the Company’s internal control over financial reporting as of December 31, 2008 included in the accompanying “Management’s Report Over Internal Control” and, accordingly, we do not express an opinion thereon.

/s/ Cherry, Bekaert & Holland, L.L.P.

Charlotte, North Carolina
March 19, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Golf Trust of America, Inc.

Charleston, South Carolina

We have audited the accompanying consolidated balance sheet of Golf Trust of America, Inc. and Subsidiaries as of December 31, 2007 (going concern basis), the consolidated statement of operations for the period from November 9, 2007 to December 31, 2007 (going concern basis), the consolidated statement of changes in net assets in liquidation for the period from January 1, 2007 to November 8, 2007 (liquidation basis), the consolidated statement of stockholders’ equity for the for the period from November 9, 2007 to December 31, 2007 (going concern basis), and the consolidated statements of cash flows for the period from November 9, 2007 to December 31, 2007 (going concern basis) and for the period from January 1, 2007 to November 8, 2007 (liquidation basis). These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the stockholders of the Company approved a Plan of Liquidation (POL) in May 2001. Accordingly, the Company had used the liquidation basis of accounting since that date. As further discussed in Note 1 to the consolidated financial statements, on November 8, 2007, the stockholders approved a proposal by the Board of Directors to terminate the POL. As a result, the Company changed its basis of accounting from the liquidation basis to the going concern basis effective November 9, 2007.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Golf Trust of America, Inc. and Subsidiaries as of December 31, 2007 (going concern basis) and their results of operations and cash flows for the period from November 9, 2007 to December 31, 2007 (going concern basis) and the changes in their net assets and cash flows for the period from January 1, 2007 to November 8, 2007 (liquidation basis) in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Seidman, LLP

Charlotte, North Carolina

March 31, 2008, except as to the effects of discontinued operations discussed in Note 6 to the consolidated financial statements, as to which the date is March 19, 2009.

GOLF TRUST OF AMERICA, INC.
CONSOLIDATED BALANCE SHEETS
(Going Concern Basis)

	December 31,
	2008	2007
ASSETS
Current Assets:
Cash and cash equivalents	$8,001,878	$7,398,555
Escrow receivable	—	2,000,000
Receivables—net	11,209	48,234
Other current assets	33,566	27,406
Current assets of discontinued operations	516,531	781,447
Total current assets	8,563,184	10,255,642
Note receivable	228,936	—
Property and equipment, net	1,047,668	1,739
Non-current assets of discontinued operations	3,910,357	4,391,902
Total assets	$13,750,145	$14,649,283
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$32,940	$147,771
Accrued expenses and other liabilities	60,276	361,531
Current liabilities of discontinued operations	4,696,312	633,389
Total current liabilities	4,789,528	1,142,691
Non-current liabilities of discontinued operations	805,433	4,958,804
Total liabilities	5,594,961	6,101,495
Commitments and Contingencies
9.25% Cumulative Convertible Redeemable Preferred stock, $.01 par value, 10,000,000 shares authorized, no shares outstanding	—	—
STOCKHOLDERS’ EQUITY
Common stock, $.01 par value, 90,000,000 shares authorized, 7,317,163 issued and outstanding	73,172	73,172
Additional paid-in capital	8,803,418	8,658,171
Accumulated deficit	(721,406)	(183,555)
Total stockholders’ equity	8,155,184	8,547,788
Total liabilities and stockholders’ equity	$13,750,145	$14,649,283

See accompanying notes to consolidated financial statements.

GOLF TRUST OF AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Going Concern Basis)

	For the year ended December 31, 2008	For the period November 9, 2007 to December 31, 2007
Revenues
Total revenues	$—	$—

Expenses
Depreciation and amortization	2,675	60
General and administrative	1,641,290	234,710
Total expenses	1,643,965	234,770
Operating loss	(1,643,965)	(234,770)
Other income (expense)
Other income	1,641,176	—
Other expenses	(6,300)	—
Interest income	192,416	50,687
Interest expense	(4,870)	—
Other income, net	1,822,422	50,687
Income (loss) from continuing operations before income tax provision	178,457	(184,083)
Income tax provision	—	—
Net income (loss) from continuing operations	178,457	(184,083)

Income (loss) from discontinued operations, net of tax	(716,308)	528

Net loss	$(537,851)	$(183,555)
Basic and diluted earnings (loss) per share
From continuing operations	$.02	$(.02)
From discontinued operations	$(.09)	$—
Net loss	$(.07)	$(.02)
Weighted average number of shares—basic and diluted	7,317,163	7,317,163

See accompanying notes to consolidated financial statements.

GOLF TRUST OF AMERICA, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS IN LIQUIDATION

For the Period January 1, 2007 to November 8, 2007
Net assets in liquidation at beginning of period	$13,865,000
Changes in net assets in liquidation:
Adjustment to liquidation reserve:
Operating income	516,263
Net interest expense	(928,260)
Increase in reserve for estimated liquidation costs and capital expenditures	(1,356,098)
Subtotal of adjustments to liquidation reserve	(1,768,095)
Decrease in fair value of the real estate assets	(3,062,338)
Decrease in fair value of other assets	(400,000)
Subtotal of adjustments to liquidation reserve and decrease in fair value of assets	(5,230,433)
Forgiveness of preferred stock obligation	2,500,000
Net change in net assets in liquidation	(2,730,433)
Net assets in liquidation, end of period	11,134,567
Adjustments relating to the change from the liquidation basis of accounting to the going concern basis of accounting:
Adjustment of real estate and other assets from net realizable value to lower of historical cost or market value	(2,856,230)
Reversal of previously accrued liquidation costs net of accrued liabilities	388,619
Net adjustments relating to the change from the liquidation basis of accounting to the going concern basis of accounting	(2,467,611)
Stockholders’ equity—November 8, 2007 (going concern basis)	$8,666,956

See accompanying notes to consolidated financial statements.

GOLF TRUST OF AMERICA, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD NOVEMBER 9, 2007 THROUGH DECEMBER 31, 2008
(Going concern basis)

	Number of Shares Issued	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
Re-establish stockholders’ equity—November 9, 2007	7,317,163	$73,172	$8,593,784	$—	$8,666,956
Stock-based compensation	—	—	4,300	—	4,300

Capital contribution received in connection with release of Schooner shares	—	—	60,087	—	60,087
Net loss for the period				(183,555)	(183,555)
Balance at December 31, 2007	7,317,163	73,172	8,658,171	(183,555)	8,547,788
Stock-based compensation	—	—	145,247	—	145,247
Net loss for the year	—	—	—	(537,851)	(537,851)
Balance at December 31, 2008	7,317,163	$73,172	$8,803,418	$(721,406)	$8,155,184

See accompanying notes to consolidated financial statements.

GOLF TRUST OF AMERICA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended December 31, 2008	For the period November 9, 2007 to December 31, 2007	For the period January 1, 2007 to November 8, 2007
	Going Concern Basis		Liquidation Basis
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net loss (period subsequent to liquidation accounting)	$(537,851)	$(183,555)	$—
Net income (loss) from discontinued operations	(716,308)	528	—
Income (loss) from continuing operations	178,457	(184,083)	—
Changes in net assets in liquidation	—	—	(2,731,718)
Adjustments to reconcile net income ( loss)/changes in net assets in liquidation to net cash provided by (used in) operating activities:
(Decrease) increase in liquidation reserve and adjustments in the fair value of real estate and non-real estate assets		—	3,180,875
Forgiveness of preferred stock obligation	—	—	(2,500,000)
Depreciation	2,675	60	—
Amortization of deferred revenue		—	—
Stock based compensation charges	145,247	4,300	—
Gain on legal settlement	(1,463,922)
Non-cash interest incurred on other obligations	—	—	337,000
Provision for bad debts	—	—	16,532
Non-cash interest income.	(30,689)	—	—
Change in:
Receivables and other assets	37,025	1,338,266	345,993
Prepaid expenses	(6,160)	35,903	653,561
Accounts payable and other liabilities	(416,088)	21,438	(12,630,957)
Membership initiation fees and other deferred revenue	—	—	(16,233)
Decrease in liquidation liabilities	—	—	(3,789,963)
Net cash provided by (used in) continuing operating activities	(1,553,455)	1,215,884	(17,134,910)
Net cash provided by (used in) discontinued operating activities	81,844	(237,306)	—
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES
Purchases of equipment	(16,262)	(1,799)	—
Proceeds from escrow/restricted cash	2,000,000	—	(2,000,000)
Net proceeds from Resort and golf course dispositions	—	—	41,852,000
Decrease in notes receivable	233,334	—	—
Resort and golf course improvements during period of liquidation basis	—	—	(455,761)
Net cash provided by(used in) continuing investing activities	2,217,072	(1,799)	39,396,239
Net cash used in discontinued investing activities	(103,954)	(10,200)	—
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Proceeds from debt	—	—	320,000
Redemption of outstanding preferred stock	—	—	(17,500,000)
Proceeds from capital contributed	—	60,088	—
Repayments on debt and capital lease obligations	—	—	(943,000)
Net cash provided by (used in)continuing financing activities	—	60,088	(18,123,000)
Net cash provided by (used in) discontinued financing activities	(38,184)	10,200	—
Net increase in cash and cash equivalents	603,323	1,036,867	4,138,329
Cash and cash equivalents, beginning of period	7,398,555	6,361,688	2,223,359
Cash and cash equivalents, end of period	$8,001,878	$7,398,555	$6,361,688
Supplemental Disclosure of Cash Flow Information
Interest paid during the period	$301,848	$64,883	$921,725
Non-cash investing and financing activities:
Gain on legal settlement:
Note receivable	$431,581	$—	$—
Land and value of timber	$1,032,341	$—	$—
Equipment acquired under capital leases or other financing	$—	$—	$641,164

See accompanying notes to consolidated financial statements.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.

Organization, Termination of the Plan of Liquidation and Alternative Business Strategies

Organization

Golf Trust of America, Inc. (the “Company”) was incorporated in Maryland on November 8, 1996 as a real estate investment trust (“REIT”). In May 2001, after consideration of various strategic alternatives, the Company approved a Plan of Liquidation (the “POL”). As a result, the Company adopted the liquidation basis of accounting. Subsequent to adoption of the POL, the Company sold 45 of its 47 golf courses. After consideration of its current strategic alternatives, the Board adopted a resolution declaring the termination of the POL advisable and the Company’s stockholders approved such proposal to terminate the POL on November 8, 2007. Therefore, financial statements subsequent to this date are presented under the going concern basis as an operating company rather than under the liquidation basis of accounting.

The Board believes that the termination of the POL affords the Company flexibility in maximizing value for its stockholders. Operating the Company as a going concern outside of the POL allows the Company to pursue alternative business strategies, including a merger, capital stock exchange, asset acquisition or other growth initiatives. The Board is still permitted to pursue the sale of the Company’s final property and/or consider the liquidation of the Company in the event that it is unable to identify and effect a viable alternative, but it would no longer be required to do so by the terms of the POL.

At December 31, 2008, the Company’s only remaining real estate assets are the undeveloped land obtained in a legal settlement Young Complaints (see Note 4) and the Country Clubs of Wildewood and Woodcreek Farms, or “Stonehenge,” encompassing two private golf courses operating under one club structure located in South Carolina. However, the Company signed a purchase and sale agreement for the disposition of Stonehenge on September 26, 2008 which closed on January 23, 2009 (see Note 13); therefore, the operations of Stonehenge are accounted for as discontinued operations as of the signing of the purchase and sale agreement and are retrospective to November 8, 2007, the date the Company exited the plan of liquidation and re-adopted going concern basis of accounting. The title to Stonehenge was held by Golf Trust of America, L.P., a Delaware limited partnership and the Company’s operating partnership.

Alternative Business Strategies

The Board has not limited the types of alternative growth strategies it intends to consider. Emphasis is to be placed on areas of historical Company expertise, as well as that of our management and board of directors. See Note 9 regarding discussion of net operating loss carryforwards in a business combination.

To date, the Company has not entered into a definitive agreement with another company regarding growth initiatives or a business combination.

Note 2.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of GTA GP, Inc., GTA LP, Inc., the Operating Partnership and their wholly-owned subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.

Basis of Accounting

The Company adopted the liquidation basis of accounting upon the stockholder approval of its POL on May 22, 2001. From that date forward through and until November 8, 2007, all assets and liabilities had been stated at their estimated fair value and estimated settlement amounts. The estimated fair value had been determined using available market information and valuation methodologies deemed appropriate. However, considerable best-efforts judgment is required in interpreting market data to develop the estimates of fair value.

In connection with its re-adoption of the going concern basis of accounting effective November 9, 2007, the Company recorded a valuation adjustment for Stonehenge of approximately $2,856,000 to return its carrying amount to depreciated cost which was offset by (i) approximately $328,000 in reversals of previously accrued liquidation costs and (ii) approximately $60,000 from the establishment of prepaid Directors and Officers insurance that had previously been expensed under liquidation basis. Additionally, approximately $390,000 of accrued severance included in the liquidation accrual was reclassified to accrued payroll. These adjustments were made as of November 8, 2007.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2.

Summary of Significant Accounting Policies (Continued)

Reserve for Estimated Costs During the Period of Liquidation

Under the liquidation basis of accounting, the Company was required to estimate and accrue the costs associated with implementing and completing the plan of liquidation. These amounts varied significantly due to, among other things, the timing and realized proceeds from golf course sales, the costs of retaining personnel and others to oversee the liquidation, including the costs of insurance, the timing and amounts associated with discharging known and contingent liabilities, transaction costs related to any sales and the costs associated with cessation of the Company’s operations. The Company had accrued estimated costs and operating results, including corporate overhead and specific liquidation costs of severance, professional fees and other miscellaneous costs, expected to be incurred during the period up to the date of the special meeting of the Company’s stockholders on November 8, 2007.

The following is a summary of the changes in the Reserve for Estimated Costs During the Period of Liquidation (Liquidation Reserve):

		Liquidation Period			Adjustments related to adoption of going concern basis
	December 31, 2006	Transfers and Payments	Operating (Loss) And Interest	Adjustments	Reclassify to Other Liability	Reversals	November 8, 2007
Severance	$1,748,000	$(1,319,000)	$—	$—	$(390,000)	$(39,000)	$—

Professional fees	1,250,000	(1,666,000)	—	416,000			—
Financial advisor fees	297,000	(200,000)	—	(97,000)			—
Capital expenditures	47,000	(128,000)	—	81,000			—
Other	(57,000)	(609,000)	(453,000)	1,408,000		(289,000)	—
Total	$3,285,000	$(3,922,000)	$(453,000)	$1,808,000	$(390,000)	$(328,000)	$—

Included in the paid severance amounts above are performance milestone payments to the Company’s executives on July 16, 2007 following the closing of the sale of the Resort. The remaining balance of accrued severance represents the severance liability to the four remaining corporate employees who were non-executive staff at the time of the approval of the POL, which was paid by July 31, 2008. The adjustment to the other liquidation reserve of approximately $1,408,000 is the provision for the Company’s past cumulative net operating results and future forecasts, which included the Resort and its condominium sales operations (until the closing of the sale of these assets on July 16, 2007), certain incurred but unbilled liquidation expenses, and an estimate of the overhead and interest expense of the Company’s corporate operations through the date of the stockholder vote on the termination of the plan of liquidation.

Re-adoption of Going Concern Basis

The Company re-adopted the going concern basis of accounting upon the stockholder termination of the Company’s POL on November 8, 2007. As a result, the carrying value of the Company’s remaining operating asset at that time, Stonehenge, was adjusted to the lower of the depreciated historical cost and the appraised value. Management’s estimate of the fair value of the Stonehenge property at November 8, 2007 (after consideration of the refundable initiation fees) was $5,400,000. Management’s estimate considered, among other factors, an independent appraisal from J. Richard Marlow, MAI, SGA, a certified real estate appraiser and consultant.

Pursuant to Statement of Financial Accounting Standard (SFAS) No. 144, Accounting for Impairment or Disposal of Long-Lived Assets, the Company is required to adjust the carrying value to the lower of historical cost or the appraised value by asset group or category. The historical cost in each category was lower than the allocation of the appraised value, requiring an adjustment of approximately $2,856,000 that was recorded as of November 8, 2007 resulting in a carrying value of Stonehenge of approximately $4,467,000.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2.

Summary of Significant Accounting Policies (Continued)

Re-adoption of Going Concern Basis (Continued)

In addition, upon re-adoption of the going concern basis of accounting, the Company reversed the remaining Reserve for Estimated Costs During the Period of Liquidation of approximately $328,000, as discussed above.

Cash Risk Concentration

We have cash and cash equivalents in a financial institution which is insured by the Federal Deposit Insurance Corporation, or FDIC, for amounts up to $250,000 until December 31, 2009. At December 31, 2008 and 2007, the Company had amounts in excess of FDIC limits.

Cash Equivalents

The Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents. The Company invests the majority of its available cash in short-term U.S. Treasury Bills with maturities of 13-weeks and certificates of deposit with maturities of 30-35 days. At December 31, 2008, approximately $3,760,000 was in a 13-week Treasury Bill bearing interest at 1.118% per annum which matured on January 2, 2009. At December 31, 2007, $5,800,000 was in a 35-day certificate of deposit, or CD, at Wachovia Bank, N.A. bearing interest at 4.1% per annum which matured on January 22, 2008. The Company’s remaining available cash balances are in interest bearing money market accounts at Wachovia Bank N.A. from which funds are transferred to the operating bank accounts as needed to cover operational expenses.

Discontinued Operations

As discussed in Note 1 and Note 13, the Company signed a purchase and sale agreement for the disposition of Stonehenge on September 26, 2008; therefore, pursuant to FAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the operations of Stonehenge are accounted for as discontinued operations as of the signing of this agreement.

Revenue Recognition - Revenues from golf operations, food and beverage and merchandise sales are recognized at the time of sale or when the service is provided. Revenues from membership dues are billed monthly and recognized in the period earned. The monthly dues are expected to cover the cost of providing future membership services. Prepaid dues are recognized as income over the prepayment period.

Membership Initiation Fees - Certain memberships previously sold at Stonehenge have initiation fees totaling approximately $1,326,000 that are refundable (without interest) based on specific conditions generally upon conclusion of a thirty-year required membership term, as defined in the Club Membership Manual. These refundable initiation fees may be refundable prior to the expiration of the thirty-year term under specific membership replacement conditions. The estimated present value of these potential refunds is $317,000 and $342,000, which is recorded as an accrued liability at December 31, 2008 and 2007, respectively, and accretes over the members’ remaining average contractual term using an interest rate of approximately 10.5%. The accretion is included in interest expense.

An initiation fee is required to be paid on all memberships at Stonehenge. The majority of our membership fees are not refundable and are deferred and recognized over the average expected life of an active membership. Membership initiation fees are deferred and recognized as revenue on a straight-line basis over the average expected life of an active membership, which based on historical information is deemed to be an average nine years for all membership categories.

Inventories - The inventory for food and beverage, golf merchandise and maintenance supplies at Stonehenge is recorded at the lower of cost or market.

Accounts Receivable - Accounts receivable primarily represents amounts due from Stonehenge members and is net of allowances of approximately $23,000 and $16,000 for doubtful accounts at December 31, 2008 and 2007, respectively.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2.

Summary of Significant Accounting Policies (Continued)

Discontinued Operations (continued)

Management reviews accounts receivable quarterly to determine if any receivables are uncollectible. Any receivable considered to be uncollectible is included in the allowance for doubtful accounts. After all attempts to collect the receivable have failed, the receivable is written off against the allowance.

Leases - Leases which transfer substantially all of the benefits and risks of ownership of property are classified as capital leases. Assets and liabilities are recorded at amounts equal to the present value of the minimum lease payments at the beginning of the lease term. Interest expense relating to the lease liabilities is recorded to affect constant rates of interest over the terms of the leases.

Leases which do not transfer substantially all of the benefits and risks of ownership of property are classified as operating leases, and the related rentals are charged to expense as incurred.

Property and Equipment

From May 22, 2001 through November 8, 2007, all of our long-lived assets had been deemed to be held for sale and, therefore, depreciation expense had not been recorded since September 30, 2000. Subsequent to November 8, 2007, as previously discussed, property and equipment is carried at the lower of cost or net realizable value. Depreciation is computed on a straight-line basis over the original estimated useful lives of the assets as follows:

Golf course improvements	15 years
Buildings and improvements	30 years
Furniture, fixtures and equipment	3–8 years

Income Taxes

During July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes-an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. FIN 48 prescribes a recognition threshold and measurement attribute for the recognition and measurement of a tax position taken, or expected to be taken, in a tax return. The provisions of FIN 48 were effective for the Company as of January 1, 2007 and required application of FIN 48 to all existing tax positions upon initial adoption. Income tax related interest and penalties will be recorded as a component of the income tax provision. The adoption of the standard had no material effect on the Company’s consolidated financial condition or consolidated results of operations.

The Company provides for income taxes using the asset and liability method. Deferred tax assets or liabilities at the end of each period are determined using the enacted tax rates. Income tax expense will increase or decrease in the same period in which a change in tax rates is enacted. The Company records a valuation allowance against deferred tax assets when the weight of available evidence indicates it is more likely than not that the deferred tax asset will not be realized at its initially recorded value.

Stock based compensation

Compensation expense is determined by reference to the fair market value of an award on the date of grant and is amortized on a straight-line basis over the vesting period. In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123(R), Share-Based Payment, which was effective for interim and annual reporting periods beginning after December 15, 2006. SFAS No. 123(R) establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services.

Use of estimates

The preparation of the consolidated financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2.

Summary of Significant Accounting Policies (Continued)

Earnings per Share

Earnings per common share are presented under two formats: basic earnings per common share and diluted earnings per common share. Earnings per share are computed by dividing net income (loss) (after deducting dividends on preferred stock) by the weighted average number of common shares outstanding during the year. Diluted earnings per common share are computed by dividing net income (loss) (after deducting dividends on preferred stock) by the weighted average number of common shares outstanding during the year, plus the impact of those common stock equivalents (i.e., stock options) that are dilutive. For the year ended December 31, 2008, and for the period November 9, 2007 to December 31, 2007, the loss per share was the same for basic and diluted since the effect of the options would have been anti-dilutive due to the fact that there was a loss for both of these periods. Since there were no options in the money for that period, the effects of the options would have been anti-dilutive.

Recent Accounting Pronouncements

During February 2007, the FASB Board issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”). This statement permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The adoption of this standard had no effect on the Company’s consolidated financial condition or consolidated results of operations.

During December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements an amendment of ARB No. 51” (“SFAS 160”). This statement establishes accounting and reporting standards for noncontrolling interests in subsidiaries and for the deconsolidation of subsidiaries and clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This Statement also requires expanded disclosures that clearly identify and distinguish between the interests of the parent owners and the interests of the noncontrolling owners of a subsidiary. SFAS 160 is effective for fiscal years beginning on or after December 15, 2008. The adoption of this standard is expected to have no effect on the Company’s consolidated financial condition or consolidated results of operations.

During December 2007, the FASB issued SFAS No. 141 (Revised 2007), “Business Combinations” (“SFAS 141 (Revised 2007)”). While this statement retains the fundamental requirement of SFAS 141 that the acquisition method of accounting (which SFAS 141 called the purchase method) be used for all business combinations, SFAS 141 (Revised 2007) now establishes the principles and requirements for how an acquirer in a business combination: recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interests in the acquiree; recognizes and measures the goodwill acquired in the business combination or the gain from a bargain purchase; and determines what information should be disclosed in the financial statements to enable the users of the financial statements to evaluate the nature and financial effects of the business combination. For the Company, SFAS 141 (Revised 2007) is effective for business combinations for which the acquisition date is after December 31, 2008.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 provides guidance for using fair value to measure financial assets and liabilities. The adoption of SFAS 157 is discussed in further detail below in Note 3.

Note 3.

Fair Value Measurement

Effective January 1, 2008, the Company adopted SFAS 157. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The definition of fair value retains the exchange price notion in earlier definitions of fair value. SFAS 157 clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). SFAS 157 emphasizes that fair value is a market-based measurement, not an entity-specific measurement. FASB Staff Position (“FSP”) 157-1, Application of FASB Statement 157 to FASB Statement No. 13 and Other Accounting Pronouncement That Address Fair Value Measurements for Purposes of Lease Classification

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3.

Fair Value Measurement (Continued)

or Measurement under Statement 13, issued in February 2008, amends SFAS 157 to exclude certain leasing transactions accounted for under previously existing accounting guidance. However, this scope exception does not apply to assets acquired and liabilities assumed in a business combination, regardless of whether those assets and liabilities are related to leases. FASB Staff Position (“FSP”) 157-2, Effective Date of FASB Statement 157 , issued in February 2008, delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in an entity’s financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008. SFAS 157 was further amended in October 2008 by FSP SFAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active, which clarifies the application of SFAS 157 to assets participating in inactive markets.

SFAS 157 describes three levels of inputs that may be used to measure fair value:

Level 1— Quoted prices in active markets for identical assets or liabilities.

Level 2— Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3— Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

In addition, SFAS 157 requires the Company to disclose the fair value for financial assets on both a recurring and non-recurring basis.

The carrying value of cash and cash equivalents, accounts receivable, other assets and trade accounts payable approximate fair value due to the short-term nature of these instruments. Cash equivalents consist of U.S. Treasury bills with original maturity dates of thirteen weeks, for which management determined fair value through quoted prices. Fair value of cash equivalents that do not trade on a regular basis in active markets are classified as Level 2.

The Company has a note receivable with a balance at December 31, 2008 of $228,936 which is measured at fair value on a nonrecurring basis and is classified as Level 3.

Note 4.

Property and Equipment

Property and equipment consists of the following:

	December 31, 2008 Going Concern Basis	December 31, 2007
Land	$1,032,342	$1,799
Equipment general	18,061	—
	1,050,403	—
Less accumulated depreciation	(2,735)	(60)
	$1,047,668	$1,739

Depreciation expense amounted to approximately $3,000 and $60 for the years ended December 31, 2008 and for the period November 8, 2007 to December 31, 2007. Other land includes the estimated fair value of 118.67 acres of undeveloped land in Charleston County, South Carolina (which the Company obtained title to on March 5, 2008 in the final settlement of certain litigation which involved one of our former Board members and was known as the Young Complaints) of approximately $1,032,000.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 5.

Receivables

Escrow receivable

The escrow receivable of $2,000,000 at December 31, 2007, is an amount due from the buyer of the Innisbrook Resort and Golf Club, or “the Resort,” which we owned until it was sold on July 16, 2007. The escrow amount of $2,000,000 was received by the Company on April 3, 2008 plus accrued interest of approximately $31,000.

Note receivable

The note receivable of approximately $229,000 represents the estimated net present value of a note receivable from Mr. Larry D. Young and the other plaintiffs in the Young litigation received as a result of a settlement agreement executed on February 1, 2008. The promissory note is in the principal amount of approximately $3,877,000, which outstanding balance will be considered satisfied in full upon timely remittance of the $500,000 in total scheduled payments. The scheduled payments are $100,000 due on May 31, 2008 (which was received as scheduled) followed by a payment of approximately $133,000 due on January 1, 2009 (which was received on December 31, 2008) and subsequent payments due January 1, 2010 and 2011, respectively. This balance accretes over the term of this note using an interest rate of approximately 9.7%. The accretion is recorded to interest income.

Note 6.

Discontinued Operations

As previously disclosed in Note 1, the Company signed a purchase and sale agreement for the disposition of Stonehenge on September 26, 2008 which closed on January 23, 2009; therefore, the operations of Stonehenge are accounted for as discontinued operations effective as of the signing of this agreement. The carrying values of the major classes of assets and liabilities of discontinued operations, included under the “Current and non-current assets of discontinued operations” and “Current and non-current liabilities of discontinued operations,” captions in the consolidated condensed balance sheet are as follows:

	December 31, 2008	December 31, 2007
Cash and cash equivalents	$25,876	$173,597
Accounts receivable	333,972	486,357
Prepaid expenses	30,978	29,674
Inventory	125,705	91,819
Current assets of discontinued operations	516,531	781,447

Property and equipment	4,581,308	4,477,354
Accumulated depreciation	(670,951)	(85,452)
Non-current assets of discontinued operations	3,910,357	4,391,902
Total assets of discontinued operations	$4,426,888	$5,173,349

Accounts payable	$139,406	$117,455
Accrued expenses and other liabilities	96,506	75,130
Long-term debt – current portion	4,141,534	38,183
Member initiation fees and other deferred revenue – current portion	318,866	402,621
Current liabilities of discontinued operations	4,696,312	633,389

Long-term debt, net of current portion	72,391	4,213,926
Member initiation fees and other deferred revenue, net of current portion	733,042	744,878
Non-current liabilities of discontinued operations	805,433	4,958,804
Total liabilities of discontinued operations	$5,501,745	$5,592,193

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 6.

Discontinued Operations (Continued)

Notes to the Table of Discontinued Operations Above:

Long-term debt — current portion

GTA-Stonehenge, LLC, or GTA-SH, has a $4,200,000 revolving credit line with Textron Financial Corporation (“Textron”), with an outstanding balance of $4,100,000 at December 31, 2008 which was scheduled to mature on March 18, 2009 and is included in the “Long-term debt — current portion” in the table above. This loan was collateralized by a security interest in Stonehenge. This revolving credit line was paid in full concurrent with the closing of the sale of Stonehenge on January 23, 2009.

Also included in “Long-term debt — current portion” are various other loan and capital lease obligations that the Company entered into that have payment terms ranging from approximately $200 to $2,000 per month and interest rates of 6.5% to 9.0%.

Summary results of discontinued operations for the year ended December 31, 2008 and for the period November 9, 2007 to December 31, 2007.

	Year ended December 31, 2008	Period November 9, 2007 to December 31, 2007
Revenues from discontinued operations	$4,064,669	$549,828
Net income (loss) from discontinued operations before income tax provision	(716,308)	528
Income (loss) from discontinued operations, net of tax	(716,308)	528

Note 7.

Preferred Stock

Series A Cumulative Convertible Redeemable Preferred Stock

On April 2, 1999, the Company completed a $20,000,000 registered offering of 800,000 shares of the Company’s 9.25% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, at a price of $25.00 per share. All shares of the Series A Preferred Stock were sold to AEW Targeted Securities Fund, L.P. (“AEW”).

On June 25, 2007, the Company and AEW entered into the AEW Option Agreement, which, among other things:

•

granted the Company the Option, exercisable by the Company in its sole discretion, to purchase, on or before August 1, 2007, all 800,000 shares of the Series A Preferred Stock held by AEW including, without limitation, all of AEW’s rights to Liquidation Preferences (as defined in the Company’s Articles Supplementary, including, without limitation, Liquidation Preferences in respect of any accrued and unpaid dividends) payable in respect of such shares as of the Company’s exercise of the Option for a price of $17,500,000 (the “Exercise Price”), subject to upward adjustment; provided, however, that the Option could only be exercised by the Company in the event that the Business of the Resort was purchased pursuant to the essential terms and conditions, including purchase price, of the Asset Purchase Agreement; and

•

provided that at such time as the Company exercised the Option and paid the Exercise Price in accordance with the provisions of the AEW Option Agreement, all rights of AEW pursuant to any agreements between AEW and the Company, the Company’s Articles Supplementary or otherwise would terminate, and the Series A Preferred Stock purchased would be authorized and unissued shares of Series A Preferred Stock to which AEW would no longer have any ownership rights.

The Company exercised the Option and redeemed the Series A Preferred Stock for the Exercise Price in connection with the closing of the sale of the Resort.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8.

Stock Options and Awards

Employee Stock Options and Awards

The compensation committee of the board of directors determines compensation, including stock options and awards. Options are generally awarded with the exercise price equal to the market price at the date of grant and became exercisable in three to five years. The Company has several stock option/award plans as listed below.

The Company’s 2007 Stock Option Plan, which is shareholder approved, permits the grant of share options and shares to its employees for up to 700,000 shares of common stock. The Company believes that such awards better align the interests of its employees with those of its stockholders. Option awards are generally granted with an exercise price equal to the market price of the Company’s stock at the date of grant; those option awards generally vest ratably over three years (see Note 13 for further details) and have three to five year contractual terms from the vesting date. Certain option and share awards provide for accelerated vesting if there is a change in control (as defined in the Plan).

Name of Stock Option/Award Plans	Shares Issued	Shares Available To Issue
1997 Stock Incentive Plan	500,000	—
1997 Non-employee Director’s Plan	100,000	—
New 1997 Plan	582,032	17,968
1998 Plan	498,000	2,000
2007 Stock Option Plan	485,000	215,000

Stock Option Plan Transactions

On December 17, 2007, 275,000 option shares were granted from the 2007 Stock Option Plan to the Company’s new CEO, Michael C. Pearce. The estimated grant-date fair value of these options was $1.00 per share. The exercise price is $2.10, the closing NYSE Alternext Exchange price on December 14, 2007, as specified in Mr. Pearce’s employment agreement. The fair value of each option award is estimated on the date of grant using the Black Sholes option valuation model. Expected volatility is based on the historical volatility of the Company’s stock and was estimated at 57.05%. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury bill rate in effect at the time of grant which was approximately 4%. The expected term in years is an average of four years.

On January 18, 2008, 50,000 option shares were granted from the 2007 Stock Option Plan to the Company’s CFO and on January 23, 2008, 160,000 option shares were granted from the 2007 Stock Option Plan to the four independent members of the Company’s Board (40,000 to each member). The estimated grant-date fair value of these options was $0.84 and $0.80 per share, respectively. The exercise price is $1.90 and $1.82, respectively, the closing NYSE Alternext Exchange price on the respective grant date, as specified by the Compensation Committee. The fair value of each option award is estimated on the date of grant using the Black Sholes option valuation model. Expected volatility is based on the historical volatility of the Company’s stock and was estimated at 53.80%. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury bill rate in effect at the time of grant which was approximately 2.86% on January 18, 2008 and 2.64% on January 23, 2008. The expected term in years is an average of four years.

Stock option expense for the years ended December 31, 2008 and 2007 was approximately $145,000 and $4,000, respectively, related to these issued options discussed above. No option shares were exercised in 2008. The total outstanding unvested options at December 31, 2008 is 393,334. At December 31, 2008, there was approximately $296,000 of total unrecognized compensation expense related to nonvested-share-based compensation arrangements granted under the 2007 Stock Option Plan that will be amortized through 2011.

Pursuant to the respective option plans, except the 1997 Non-Employee Director’s Plan and the 2007 Stock Option Plan , any options issued to employees who are subsequently terminated expire ninety days following his/her termination if not exercised. The options issued under the 1997 Non-Employee Director’s Plan are exercisable until their original expiration date. As of December 31, 2008, there are 60,000 options outstanding under the 1997 Non-Employee Director’s Plan and 20,000 options outstanding under the 1997 General Plan.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8.

Stock Options and Awards (Continued)

Stock Option Plan Transactions (Continued

During the year ended December 31, 2008, no options were exercised and 270,000 options expired.

At December 31, 2008, these options had no intrinsic value.

Option Shares	Shares	Weighted Average Exercise Price
Outstanding at November 8, 2007	350,000	$21.27
Granted	275,000	2.10
Exercised	—	—
Expired and/or canceled	—	—
Outstanding at December 31, 2007	625,000	$12.83
Granted	210,000	1.84
Exercised	—	—
Expired and/or canceled	270,000	22.61
Outstanding at December 31, 2008	565,000	$1.99

	Options Outstanding
Range of Exercise Price	Shares	Remaining Contractual Life (years)	Average Exercise Price
				Options Exercisable
				Shares	Price
$1.82	160,000	5.0	$ 1.82	—	$ —
$1.90	50,000	5.0	1.90	—	—
$2.10	275,000	4.0	2.10	91,666	2.10
$7.85	20,000	3.1	7.85	20,000	7.85
$16–$19	40,000	1.1	17.34	40,000	17.34
$24–$26	20,000.1		24.50	20,000	24.50
	565,000			171,666

See Note 13 for more details.

Note 9.

 Income Taxes

The Company initially qualified as a real estate investment trust, commonly called a REIT. The Company no longer qualified as a REIT as of 2002. Under the tax code, once REIT status is lost, it generally may not be regained for the following four years. Accordingly, the Company will be subject to federal income tax on any net taxable income it earns (or net taxable gain it realizes).

During 2008 and 2007, the Company’s operations resulted in a net operating loss for income tax purposes. Therefore, no income tax will be due on its 2008 and 2007 operating revenues or its proceeds from 2007 property sales. There were no property sales in 2008. Deferred income tax assets (liabilities) as of December 31, 2008 and 2007 are as follows:

	December 31,
	2008	2007
Differences in the carrying value of golf course assets	$(262,000)	$(333,000)
Federal and state net operating loss carryforwards	30,971,000	30,867,000
Capital loss carryover	16,624,000	16,624,000
Other liabilities	338,000	333,000
Other	8,000	6,000
Sub-total	47,679,000	47,497,000
Valuation Allowance	(47,679,000)	(47,497,000)
Total net deferred tax assets	$—	$—

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 9.

 Income Taxes (Continued)

Included in deferred tax assets above for the years ended December 31, 2008 and 2007 are federal net operating losses of $85,032,000 and $84,858,000, respectively. These net operating losses expire at various dates beginning with the 2021 tax year and ending with the 2028 tax year.

Included in deferred tax assets above for the years ended December 31, 2008 and 2007 are state net operating losses of $72,325,000 and $72,400,000, respectively. These net operating losses expire at various dates beginning with the 2021 tax year and ending with the 2028 tax year.

Also included in deferred tax assets above is a capital loss carryover of $44,568,000, which expires in 2009.

The provision for federal and state income taxes for the year ended December 31, 2008 and for the periods January 1, 2007 to November 8, 2007 (liquidation basis) and November 9, 2007 to December 31, 2007 (going concern basis) is made up of the following components:

	2008	For the Period January 1, 2007 to November 8, 2007	For the Period November 9, 2007 to December 31, 2007
Provision for federal and state income taxes (benefit )
State	$17,000	$203,000	$11,000
Federal	107,000	2,545,000	59,000
Sub-total	124,000	2,748,000	70,000
Change in Valuation Allowance	(124,000)	(2,748,000)	(70,000)
Total	$—	$—	$—

The change in valuation allowance for the year ended December 31, 2008 is comprised of decrease of $182,000 from continuing operations and an increase of $306,000 from discontinued operations, resulting in a net increase of $124,000.

Utilization of the deferred tax asset of $47,679,000 is dependent on future taxable income. Based on the Company’s historical operating results and its current estimates of future operating income, we do not anticipate generating future profits from which to benefit from the calculated deferred tax asset; accordingly, a valuation allowance for the entire amount has been recorded.

The effective income tax rate is different from the federal statutory rate for the year ended December 31, 2008 and for the periods January 1, 2007 to November 8, 2007 (liquidation basis) and November 9, 2007 to December 31, 2007 (going concern basis) for the following reasons:

The statutory rate reconciling percentages for 2008 are initiated primarily as a result of the nominal amount of pretax income to which the reconciling items are being compared. The state income tax expense for 2008 is higher than in prior years due to an adjustment of state net operating loss carryovers. The primary reconciling item for 2007 is the permanent difference related to the financial statement recognition of income for the discount on repayment of preferred stock that is not includible in taxable income.

	2008	For the Period January 1, 2007 to November 8, 2007	For the Period November 9, 2007 to December 31, 2007
Expected taxes at statutory rates	34.0%	(34.0)%	(34.0)%
State income tax benefit, net of federal income tax rate	6.1%	(2.6)%	(4.0)%
Financial statement income recognized on redemption of preferred stock	—	(16.4)%	—
Incentive stock options expense	27.6%	—	—
Nondeductible meals and entertainment expenses	1.5%	—	—
Change in Valuation allowance	(69.2)%	53.0%	38.0%
Total	—	—	—

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 9.

 Income Taxes (Continued)

In June 2006, the FASB issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”. The Company adopted FIN 48 on January 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, Accounting for Income Taxes, and prescribes a minimum recognition threshold of more-likely-than-not to be sustained upon examination that a tax position must meet before being recognized in the financial statements. Under FIN 48, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, FIN 48 also provide guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

The adoption of FIN 48 has not resulted in a decrease in the deferred tax assets for the unrecognized tax benefits to tax positions taken in prior periods. The Company did not recognize any adjustment to reserves for uncertain tax positions as a result of the related implementation of FIN 48.The Company files U.S. Federal, South Carolina and Florida income tax returns. Since the Company has incurred net operating losses since 2001, all tax years from 2001 through 2008 remain subject to examination by the IRS for U.S. federal tax purposes as do our state tax returns by the appropriate state taxing authorities. The 2001 through 2004 tax years may only be adjusted to eliminate or reduce the utilization of net operating losses claimed in future years, while our 2005 through 2008 returns remain subject in their entirety to examination by the appropriate tax authorities.

Note 10.

Other Income

During the year ended December 31, 2008, the Company recognized approximately $1,641,000 in other income. This other income was primarily due to the recognition of a gain from the settlement of certain litigation formerly known as the Young Complaints. In connection with the settlement, the Company recorded at their estimated fair value (i) a note receivable of approximately $432,000 (see Note 5) and undeveloped land of $1,032,000 (see Note 4). Further, the Company recognized approximately $177,000 in income from the resolution of the property tax lawsuit related to the Resort.

Note 11.

Commitments and Contingencies

Operating Leases

The Company leases its corporate office space under an operating lease which expires March 31, 2009 at a monthly lease amount of approximately $2,500 and certain equipment under an operating lease at a monthly lease amount of approximately $435 which expired on January 14, 2009 and was renewed on that date. All other operating leases held at December 31, 2008 were related to the discontinued operations at Stonehenge and were assumed by the buyer upon the closing of the sale on January 23, 2009 (see Note 13 for further discussion). The operating lease expense for the year ended December 31, 2008 was approximately $40,000 for continuing operations and $290,000 for discontinued operations. The operating lease expense for the period November 8, 2007 to December 31, 2007 was approximately $8,000 for continuing operations and $37,000 for discontinued operations.

Schooner Shares

The 85,000 shares of common stock were pledged to the Company as security for the payment and performance of the obligations and liabilities of the pledgor under a common stock redemption agreement executed concurrently with a 2001 asset sale. This redemption agreement provides in part that these shares will be tendered to us if and when the total amount of liquidating distributions paid to the holders of common stock pursuant to the plan of liquidation is less than $10.74 per share. Pursuant to a definitive agreement reached December 27, 2007, the Company received remuneration in the amount of $60,000 and the shares were released to Schooner Capital.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 12.

Sale of the Resort

On July 16, 2007, the Company and its affiliates completed the sale of the Business of the Resort and all of GTA-IB Golf Resort, LLC’s equity interest in Golf Host Securities, Inc. to Salamander pursuant to the Asset Purchase Agreement. The purchase price received by the Company was approximately $35,000,000 in cash less a working capital purchase price adjustment of $2,221,000 plus (a) $4,000,000 to be used to settle certain obligations, (b) $844,000 for reimbursement of certain rental pool payments discussed in more detail below, (c) $317,000 for reimbursement of certain agreed upon capital expenditures, (d) $25,000 for reimbursement of expenses related to Parcel G and (e) the assumption of certain liabilities. The final post-closing working capital settlement amount, as set forth in the Asset Purchase Agreement, was settled and paid in the amount of approximately $1,305,000 on November 29, 2007 which along with other vendor refunds and reimbursements approximated the receivable recorded at September 30, 2007. The Asset Purchase Agreement provides for a $2,000,000 escrow for GTA-IB’s and the Company’s indemnification liabilities to be held, pursuant to its terms, until at least March 31, 2008. The net investment in subsidiary as of December 31, 2006 was approximately $37,908,000.

Master Lease Refurbishment Obligation

In connection with the Company taking control of the Resort from its unaffiliated borrower effective July 16, 2004, the Company recorded a liability to recognize its obligations under the Master Lease Agreement, or MLA, refurbishment program. This program entitles condominium owners who participate in the Rental Pool to 50% reimbursement of the refurbishment costs of their unit subject to the terms and conditions of the MLA. Interest on this liability is accrued at a rate of 5% and is paid quarterly. Principal payments began in the first quarter of 2005 and will be paid quarterly through the fourth quarter of 2009. In addition, the Company’s subsidiary, GTA IB, LLC, agreed to provide refurbishment reimbursement for units placed into the rental pool during 2005 at a level of 25% of the applicable condominium owner’s investment in the refurbishment. The Company refers to this program as Phase 5. Interest on the Phase 5 liability is accrued at a rate of 2.5% per annum and paid quarterly. Principal payments for Phase 5 begin in the first quarter of 2008 and will be paid quarterly through the fourth quarter of 2012. As of December 31, 2006, the Company estimated the settlement value of this liability upon sale of the Resort to be $4,254,000. This liability was transferred with the sale of the Resort.

Westin Termination Fee

The Management Agreement that the Company executed with Westin on July 15, 2004 provided that the Company shall pay to Westin, subject to the terms and conditions set forth in that agreement, a termination fee of not less than $5,500,000. The estimated settlement value of this liability upon sale of the Resort was approximately $5,594,000 as of December 31, 2006. The termination fee was paid in concurrence with the sale of the Resort.

Troon Supplemental Fee

The facility management agreement that Westin executed with Troon was effective as of July 15, 2004. That agreement provides that the Company shall pay to Troon, subject to the terms and conditions set forth in that agreement, a supplemental fee of $800,000 for outstanding management fees originally payable to Troon prior to July 15, 2004. The supplemental fee was paid in concurrence with the closing.

Note 13.

Subsequent Events

On January 23, 2009, the Company completed the sale of the business and the related assets of Stonehenge. The sale was made to WCWW Committee, LLC, pursuant to the Purchase and Sale Agreement dated September 26, 2008 (the “Agreement”). The rights of the WCWW Committee, LLC were assigned to The Members Club at Woodcreek and Wildewood, which completed the transaction as Purchaser.

The purchase price received by us from the Purchaser was (a) approximately $4,100,000 in cash subject to certain credits, adjustments and prorations pursuant to the Agreement, (b) the assumption of certain liabilities and (c) contingent value rights. The Agreement provides for a post-closing settlement sixty days from the closing date. In January 2009, the Company realized a gain on this sale of approximately $1,100,000.

The Company’s outstanding balance of $4,100,000 on its revolving credit line with Textron Financial Corporation (“Textron”), which was scheduled to mature on March 18, 2009, was paid in full concurrent with the closing of this sale. This loan was collateralized by a security interest in Stonehenge. With the retirement in full of the Textron revolving credit line, the Company has no outstanding corporate indebtedness.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 13.

Subsequent Events (Continued)

On February 27, 2009, the Company’s CFO was awarded 10,000 stock options at an exercise price of $1.10. Upon full Board of Directors approval on March 5, 2009, three of the four independent members of the Company’s Board of Directors were awarded 40,000 stock options at an exercise price of $0.97. Also on February 27, 2009, the Company’s CEO was awarded 100,000 stock options at an exercise price of $1.10 but the total number of options awarded inclusive of those to the CFO and the Board members exceeded the number of options available under the 2007 Stock Option Plan, thus only 85,000 options were issued to the CEO as of February 27, 2009. All of these options which vest ratably over three years and have a contractual term of three years from the vesting date. The vesting of these options accelerates upon change of control and the Board’s options also accelerate upon the resignation or removal of a director upon completion of his elected term. The exercise price for these options is the closing NYSE Alternext Exchange price on the respective grant date, as specified by the Compensation Committee.

One of the four independent Board members elected to receive the cash equivalent of the stock options paid out over the three year vesting period instead of receiving stock options, as permitted by the Compensation Committee, due to the stock ownership restrictions and their applicability to his current stock ownership percentage.

On March 3, 2009, the Company received certification of inadvertent acquisition from Odyssey Value Advisors, LLC, pertaining to Company shares acquired in excess of a threshold described in the Shareholder Rights Agreement of 1999. On March 9, 2009, the Company board of directors, with William Vlahos recused due to his position as general partner of Odyssey, unanimously approved a resolution to accept the certification of inadvertent acquisition from Odyssey. Aforementioned resolution incorporates modification to vesting schedule for stock options originally issued on January 23, 2008, to Mr. Vlahos for service as a member of the board of directors. This modification specifies that said options will vest upon the later to occur of (a) the date on which such vesting would not cause Odyssey to become an Acquiring Person under the Rights Agreement, and (b) the date on which such options would have vested in accordance with the original vesting schedule.

GOLF TRUST OF AMERICA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2009	December 31, 2008
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$7,012,412	$8,001,878
Note receivable – current portion	133,333	—
Other current assets	59,569	44,775
Current assets of discontinued operations	—	516,531
Total current assets	7,205,314	8,563,184
Note receivable, net of current portion	113,912	228,936
Property and equipment, net	1,044,986	1,047,668
Non-current assets of discontinued operations	—	3,910,357
Total assets	$8,364,212	$13,750,145
LIABILITIES
Current liabilities:
Accounts payable	$48,564	$32,940
Accrued expenses and other liabilities	69,427	60,276
Current liabilities of discontinued operations	—	4,696,312
Total current liabilities	117,991	4,789,528
Non-current liabilities of discontinued operations	—	805,433
Total liabilities	117,991	5,594,961
Commitments and contingencies
9.25% Cumulative Convertible Redeemable Preferred stock, $.01 par value, 10,000,000 shares authorized, no shares outstanding	—	—
STOCKHOLDERS’ EQUITY
Common stock, $.01 par value, 90,000,000 shares authorized, 7,317,163 issued and outstanding	73,172	73,172
Additional paid-in capital	8,935,653	8,803,418
Accumulated deficit	(762,604)	(721,406)
Total stockholders’ equity	8,246,221	8,155,184
Total liabilities and stockholders’ equity	$8,364,212	$13,750,145

See accompanying notes to condensed consolidated financial statements.

GOLF TRUST OF AMERICA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Revenues	$—	$—	$—	$—
Expenses:
General and administrative	401,982	412,240	1,146,761	1,344,017
Total expenses	401,982	412,240	1,146,761	1,344,017
Operating loss	(401,982)	(412,240)	(1,146,761)	(1,344,017)
Other income (expense):
Other income	—	—	—	1,641,176
Other expenses	—	—	—	(6,300)
Interest income, net	19,190	37,197	77,485	153,731
Other income, net	19,190	37,197	77,485	1,788,607
Income (loss) from continuing operations before income tax provision	(382,792)	(375,043)	(1,069,276)	444,590
Income tax provision	—	—	—	—
Net income (loss) from continuing operations	(382,792)	(375,043)	(1,069,276)	444,590

Discontinued operations:
Loss from discontinued operations	—	(300,303)	(130,336)	(575,850)
Gain on sale of discontinued operations	—	—	1,158,414	—
Net income (loss) from discontinued operations	—	(300,303)	1,028,078	(575,850)
Net loss	$(382,792)	$(675,346)	$(41,198)	$(131,260)

Basic and diluted earnings (loss) per share:
From continuing operations	$(.05)	$(.05)	$(.15)	$.06
From discontinued operations	—	(.04)	.14	(.08)
Net loss	$(.05)	$(.09)	$(.01)	$(.02)
Weighted average number of shares—basic	7,317,163	7,317,163	7,317,163	7,317,163
Weighted average number of shares—diluted	7,317,163	7,317,163	7,317,163	7,317,163

See accompanying notes to condensed consolidated financial statements.

GOLF TRUST OF AMERICA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008
Cash flows from operating activities:
Net loss	$(41,198)	$(131,260)
Net income (loss) from discontinued operations	1,028,078	(575,850)
Net income (loss) from continuing operations	(1,069,276)	444,590
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock based compensation	132,235	108,079
Gain on legal settlement	—	(1,463,922)
Depreciation	2,682	1,808
Non-cash interest income	(18,309)	(22,048)
Other changes in operating assets and liabilities	12,982	(285,827)
Net cash used in continuing operating activities	(939,686)	(1,793,170)
Net cash provided by discontinued operating activities including gain on sale of approximately $1,158,000 and -0- , respectively	14,325	679,546
Net cash used in operating activities	(925,361)	(1,113,624)

Cash flows from investing activities:
Decrease in notes receivable	—	100,000
Proceeds from escrow	—	2,000,000
Capital expenditures	—	(15,995)
Net cash provided by continuing investing activities	—	2,084,005
Net cash provided by discontinued investing activities including net proceeds from disposal of property and equipment of $4,100,000 (less certain deductions of $64,105) and -0-, respectively	4,035,895	(101,763)
Net cash provided by investing activities	4,035,895	1,982,242
Cash flows from financing activities:
Net cash used in continuing financing activities	—	—
Net cash used in discontinued financing activities including principal payments under credit agreement of $4,100,000 and -0-, respectively	(4,100,000)	(28,335)
Net cash used in financing activities	(4,100,000)	(28,335)
Net (decrease) increase in cash and cash equivalents	(989,466)	840,283
Cash and cash equivalents, beginning of period	8,001,878	7,398,555
Cash and cash equivalents, end of period	$7,012,412	$8,238,838
Supplemental Disclosure of Cash Flow Information:
Interest paid during the period	$14,178	$234,548
Non-cash transactions:
Gain on legal settlement:
Note receivable	$—	$431,580
Land and value of timber	$—	$1,032,342

See accompanying notes to condensed consolidated financial statements.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(Unaudited)

Note 1.

Organization, Termination of the Plan of Liquidation, Sale of Stonehenge, Alternative Business Strategies and Other Matters

Organization and Termination of Plan of Liquidation

Golf Trust of America, Inc. (the “Company”) was incorporated in Maryland on November 8, 1996 as a real estate investment trust (“REIT”). In May 2001, after consideration of various strategic alternatives, the Company approved a Plan of Liquidation (the “POL”). As a result, the Company adopted the liquidation basis of accounting. Subsequent to adoption of the POL, the Company sold 45 of its 47 golf courses. After consideration of its current strategic alternatives, the Board adopted a resolution approving the termination of the POL advisable and the Company’s stockholders approved such proposal to terminate the POL on November 8, 2007. Therefore, financial statements subsequent to this date are presented under the going concern basis as an operating company rather than under the liquidation basis of accounting.

The Board believes that the termination of the POL affords the Company flexibility in maximizing value for its stockholders. Operating the Company as a going concern outside of the POL allows the Company to pursue alternative business strategies, including a merger, capital stock exchange, asset acquisition or other growth initiatives. See further discussion below under Alternative Business Strategies.

Alternative Business Strategies

The Board has not limited the types of alternative growth strategies that it has considered. Emphasis has been placed on areas of historical Company expertise, as well as that of our management and board of directors. See Note 9, Income Taxes, regarding discussion of net operating loss carryforwards in a business combination. On October 6, 2009, the Company entered into an Agreement and Plan of Merger with Pernix Therapeutics, Inc. ("Pernix”). See Note 10, Subsequent Events, for further discussion.

Sale of Stonehenge

On January 23, 2009, the Company completed the sale of the business and the related assets of the country clubs of Wildewood and Woodcreek Farms, or Stonehenge, representing two private golf courses operating under one club structure located in South Carolina. The sale was made to WCWW Committee, LLC, pursuant to the Purchase and Sale Agreement dated September 26, 2008 (the “Agreement”). The rights of the WCWW Committee, LLC were assigned to The Members Club at Woodcreek and Wildewood, which completed the transaction as purchaser.

The purchase price received by us from the purchaser was (a) approximately $4,100,000 in cash subject to certain credits, adjustments and prorations pursuant to the Agreement, (b) the assumption of certain liabilities and (c) contingent value rights. The Agreement provides for a post-closing settlement sixty days from the closing date which has been concluded. The Company realized a gain on this sale of approximately $1,158,000.

The Company’s outstanding balance of $4,100,000 on its revolving credit line with Textron Financial Corporation (“Textron”), which was scheduled to mature on March 18, 2009, was paid in full concurrent with the closing of this sale. This loan was collateralized by a security interest in Stonehenge. With the retirement in full of the Textron revolving credit line, the Company has no outstanding corporate indebtedness.

The operations of Stonehenge are accounted for as discontinued operations as of the signing of the purchase and sale agreement on September 26, 2008 and are retrospective to November 8, 2007, the date the Company exited the plan of liquidation and re-adopted going concern basis of accounting. The title to Stonehenge was held by Golf Trust of America, L.P., a Delaware limited partnership and the Company’s operating partnership.

At September 30, 2009, the Company’s only remaining real estate asset is the undeveloped land obtained in the legal settlement of a matter referred to as the Young Complaints (Note 4).

GOLF TRUST OF AMERICA, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(Unaudited)

Note 2.

Basis of Presentation

Interim Statements

The accompanying condensed consolidated financial statements for the three and nine months ended September 30, 2009 and 2008 have been prepared in accordance with (a) accounting principles generally accepted in the United States of America (“GAAP”) and (b) the instructions to Form 10-Q and Article 10 of Regulation S-X for smaller reporting companies. These condensed consolidated financial statements have not been audited by a registered independent public accounting firm; however, they include adjustments (consisting of normal recurring adjustments) which are, in the judgment of management, necessary for a fair presentation of the financial information for such periods. These results are not necessarily indicative of results for any other interim period or for the full year.

Certain information and footnote disclosures normally included in financial statements in accordance with GAAP have been omitted as allowed in quarterly reports by the rules of the SEC. The Company’s management believes that the disclosures included in the accompanying interim condensed consolidated financial statements and footnotes are adequate to make the information not misleading, but also believes that these statements should be read in conjunction with the summary of significant accounting policies and notes to the consolidated financial statements included in our Form 10-K for the year ended December 31, 2008, filed on March 20, 2009. The accompanying condensed consolidated balance sheet as of December 31, 2008 has been derived from the audited financial statements as of that date but does not include all information and footnotes required by GAAP for a complete set of financial statements.

FASB Accounting Standards Codification

On July 1, 2009, the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) became the single official source of authoritative, nongovernmental GAAP, superseding existing FASB, AICPA, EITF, and related literature. Prospectively, only one level of authoritative GAAP will exist, excluding the guidance issued by the Securities and Exchange Commission (SEC). All other literature will be non-authoritative. The Codification does not change GAAP but instead reorganizes the U.S. GAAP pronouncements into accounting Topics, and displays all Topics using a consistent structure. As the Codification does not change GAAP, it did not have a material impact on our financial statements. The Codification was effective on a prospective basis for interim and annual reporting periods ending after September 15, 2009.

Subsequent Events

In May 2009, the FASB issued new guidance regarding subsequent events which established general standards of accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. The new standard provides guidance on the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. We adopted the new guidance during the second quarter of 2009, and its application had no impact on our condensed consolidated financial statements. We evaluated subsequent events through the date the accompanying condensed consolidated financial statements were issued, which was November 3, 2009.

Consolidation

The condensed consolidated financial statements include the accounts of the Company, its wholly owned subsidiaries GTA GP, Inc. and GTA LP, Inc., and Golf Trust of America, L.P. and GTA-Stonehenge, LLC.

Use of Estimates

Management is required to make certain estimates and assumptions which affect the amounts of assets, liabilities, revenue and expenses reported. Actual results could differ from these estimates and assumptions.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(Unaudited)

Note 2.

Basis of Presentation (Continued)

Stock based compensation

Compensation expense is determined by reference to the fair market value of an award on the date of grant and is amortized on a straight-line basis over the vesting period in accordance with GAAP. See Note 7.

Earnings per Share

Earnings per common share are presented under two formats: basic earnings per common share and diluted earnings per common share. Earnings (loss) per share are computed by dividing net income (loss) (after deducting any dividends on preferred stock) by the weighted average number of common shares outstanding during the year. Diluted earnings (loss) per common share are computed by dividing net earnings (loss) by the weighted-average number of common shares outstanding during the period, including potentially dilutive shares such as options and warrants to purchase shares of common stock at various amounts per share. For the three and nine months ended September 30, 2009, the loss per share were the same for basic and diluted since the effect of the options would have been anti-dilutive due to the fact that there was a loss for both of these periods.

Discontinued Operations

As discussed in Note 1 above, the Company signed a purchase and sale agreement for the disposition of Stonehenge on September 26, 2008 and closed on the disposition of Stonehenge on January 23, 2009. Therefore, in accordance with GAAP, the operations of Stonehenge are accounted for as discontinued operations as of the signing of this agreement.

Revenue Recognition - Revenues from golf operations, food and beverage and merchandise sales were recognized at the time of sale or when the service is provided. Revenues from membership dues are billed monthly and recognized in the period earned. The monthly dues are expected to cover the cost of providing future membership services. Prepaid dues are recognized as income over the prepayment period.

Membership Initiation Fees - Certain memberships previously sold at Stonehenge had initiation fees totaling approximately $1,326,000 that were refundable (without interest) based on specific conditions, generally upon conclusion of a thirty-year required membership term, as defined in the Club Membership Manual. An initiation fee was required to be paid on all memberships at Stonehenge. The majority of those membership fees were not refundable and were deferred and recognized over the average expected life of an active membership. Membership initiation fees were deferred and recognized as revenue on a straight-line basis over the average expected life of an active membership, which based on historical information was deemed to be an average nine years for all membership categories.

Reclassifications

Certain previously reported amounts in the interim condensed consolidated financial statements have been reclassified to conform to the current period’s presentation.

Note 3.

Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy prescribed by the accounting literature contains three levels as follows:

Level 1—Quoted prices in active markets for identical assets or liabilities.

Level 2—Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(Unaudited)

Note 3.

Fair Value Measurement (Continued)

In addition, GAAP requires the Company to disclose the fair value for financial assets on both a recurring and non-recurring basis.

The carrying value of cash and cash equivalents, accounts receivable, other assets and trade accounts payable approximate fair value due to the short-term nature of these instruments. At December 31, 2008, cash equivalents consist of U.S. Treasury bills with original maturity dates of thirteen weeks, for which management determined fair value through quoted prices. Fair value of cash equivalents that do not trade on a regular basis in active markets are classified as Level 2.

The Company has a note receivable with a balance at September 30, 2009 of approximately $247,000 which is measured at fair value on a nonrecurring basis and is classified as Level 3.

Note 4.

Property and Equipment

Property and equipment consists of the following:

	September 30, 2009	December 31, 2008
Land	$1,032,342	$1,032,342
Equipment general	18,061	18,061
	1,050,403	1,050,403
Less accumulated depreciation	(5,417)	(2,735)
	$1,044,986	$1,047,668

Depreciation expense amounted to approximately $900 and $800 for the three months ended September 30, 2009 and 2008, respectively, and $2,700 and $1,800 for the nine months ended September 30, 2009 and 2008, respectively. Other land includes the estimated fair value of 116.78 acres of undeveloped land in Charleston County, South Carolina (which the Company obtained title to on March 5, 2008 in the final settlement of certain litigation which involved one of our former Board members and was known as the Young Complaints) of approximately $1,032,000.

Note 5.

Receivables

Note receivable

The note receivable of approximately $247,000 represents the estimated net present value of a note receivable from Mr. Larry D. Young and the other plaintiffs in the Young litigation received as a result of a settlement agreement executed on February 1, 2008. The promissory note is in the principal amount of approximately $3,877,000, which outstanding balance will be considered satisfied in full upon timely remittance of the $500,000 in total scheduled payments. The scheduled payments are $100,000 due on May 31, 2008 (which was received as scheduled) followed by a payment of approximately $133,000 due on January 1, 2009 (which was received on December 31, 2008) and subsequent payments due January 1, 2010 and 2011, respectively. This balance accretes over the term of this note using an interest rate of approximately 10%. The accretion is recorded in interest income.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(Unaudited)

Note 6.

Discontinued Operations

As previously disclosed in Note 1, the Company signed a purchase and sale agreement for the disposition of Stonehenge on September 26, 2008 which closed on January 23, 2009; therefore, the operations of Stonehenge are accounted for as discontinued operations effective as of the signing of this agreement. The carrying values of the major classes of assets and liabilities of discontinued operations, included under the “Current and non-current assets of discontinued operations” and “Current and non-current liabilities of discontinued operations,” captions in the consolidated condensed balance sheet at December 31, 2008 are as follows:

December 31, 2008
Cash and cash equivalents	$25,876
Accounts receivable	333,972
Prepaid expenses	30,978
Inventory	125,705
Current assets of discontinued operations	516,531

Property and equipment	4,581,308
Accumulated depreciation	(670,951)
Non-current assets of discontinued operations	3,910,357

Total assets of discontinued operations	$4,426,888

Accounts payable	$139,406
Accrued expenses and other liabilities	96,506
Long-term debt – current portion	4,141,534
Member initiation fees and other deferred revenue – current portion	318,866
Current liabilities of discontinued operations	4,696,312

Long-term debt, net of current portion	72,391
Member initiation fees and other deferred revenue, net of current portion	733,042
Non-current liabilities of discontinued operations	805,433

Total liabilities of discontinued operations	$5,501,745

———————

Notes to the Table of Discontinued Operations Above:

Long-term debt — current portion

Prior to the sale of GTA-Stonehenge, LLC, or GTA-SH, had a $4,200,000 revolving credit line with Textron Financial Corporation (“Textron”), with an outstanding balance of $4,100,000 at December 31, 2008 which was scheduled to mature on March 18, 2009 and is included in the “Long-term debt — current portion” in the table above. This loan was collateralized by a security interest in Stonehenge. This revolving credit line was paid in full concurrent with the closing of the sale of Stonehenge on January 23, 2009.

Also included in “Long-term debt — current portion” are various other loan and capital lease obligations that the Company entered into that had payment terms ranging from approximately $200 to $2,000 per month and interest rates of 6.5% to 9.0%. These obligations were assumed by the buyer of Stonehenge effective with the closing of the sale on January 23, 2009.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(Unaudited)

Note 6.

Discontinued Operations (Continued)

Summary results of discontinued operations for the period January 1, 2009 to January 22, 2009 and for the year ended December 31, 2008.

	Period January 1, 2009 to January 22, 2009	Year Ended December 31, 2008
Revenues from discontinued operations	$148,829	$4,064,669

Net loss from discontinued operations before income tax provision	$(130,336)	$(716,308)

Loss from discontinued operations, net of tax	$(130,336)	$(716,308)

Gain on sale of discontinued operations, net of tax	$1,158,414	$—

Note 7.

Stock Based Compensation

The compensation committee of the board of directors determines compensation, including stock options and awards. Options are generally awarded with the exercise price equal to the closing NYSE AMEX price on the respective grant date, as specified by the Compensation Committee, and become exercisable in three to five years.

The Company’s 2007 Stock Option Plan, which is stockholder approved, permits the grant of share options and shares to its employees for up to 700,000 shares of common stock. The Company believes that such awards better align the interests of its employees with those of its stockholders. These option awards generally vest ratably over three years and have three to five year contractual terms from the vesting date. Any options issued to employees who are subsequently terminated do not expire early as a result of termination but expire pursuant to their contractual terms at issuance. Certain option and share awards provide for accelerated vesting if there is a change in control (as defined in the Stock Option Plan) or by resolution of the board of directors.

Pursuant to the respective option plans, except the 1997 Non-Employee Director’s Plan and the 2007 Stock Option Plan , any options issued to employees who are subsequently terminated expire ninety days following his/her termination if not exercised. The options issued under the 1997 Non-Employee Director’s Plan are exercisable until their original expiration date. As of September 30, 2009, there are 40,000 options outstanding under the 1997 Non-Employee Director’s Plan and 20,000 options outstanding under the 1997 General Plan.

The fair value of each option award is estimated on the date of grant using a Black-Scholes option valuation model that uses the assumptions noted in the following table. Expected volatility is based on the historical volatility of the price of the Company’s stock. Within the valuation model, the Company currently estimates that all of these options will be exercised. The expected term of options is derived from the output of the option valuation model and represents the period of time that options are expected to be outstanding. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury bill rate in effect at the time of grant. The fair values of the options were estimated using the Black-Scholes option-pricing model based on the following assumptions:

	Nine Months Ended
	September 30, 2009	September 30, 2008
Risk free interest rate	1.62%	2.69%
Expected average life	3.5 years	4 years
Expected volatility	67%	54%
Expected dividend yield	0%	0%
Forfeiture rate	0%	0%

GOLF TRUST OF AMERICA, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(Unaudited)

Note 7.

Stock Based Compensation (Continued)

A summary of option activity under our stock option plans for the nine months ended September 30, 2009 is as follows:

	Number of options	Weighted average exercise price ($)	Weighted Average remaining contractual term (years)	Aggregate intrinsic Value ($)
Options outstanding at December 31, 2008	565,000	$4.08
Plus options granted	215,000	1.03
Less:
Options canceled or expired	(20,000)	24.50
Options outstanding at September 30, 2009	760,000	2.68	3.4	$144,600
Options exercisable at September 30, 2009	221,666	$5.29	1.8	$—

Stock-based compensation expense included in the condensed consolidated statement of operations is approximately $46,000 and $37,000 for the three months ended September 30, 2009 and 2008 and approximately $132,000 and $108,000 for the nine months ended September 30, 2009 and 2008, respectively. As of September 30, 2009, there is approximately $271,000 of total unrecognized stock-based compensation cost related to options granted under the Company’s plans that will be recognized over a weighted average period of 1.8 years. During the three months ended September 30, 2009, no options were issued, vested, exercised or expired. During the nine months ended September 30, 2009, 70,003 options vested, no options were exercised and 20,000 options expired. The vesting of these options accelerates upon change of control under certain circumstances and the Board’s options also accelerate upon the resignation or removal of a director upon completion of his elected term.

With respect to the options awarded to the independent Board members on March 4, 2009, one of the four independent Board members elected to receive the cash equivalent of the stock options paid out over the three year vesting period instead of receiving stock options, as permitted by the Compensation Committee, due to the stock ownership restrictions and their applicability to his current stock ownership percentage. The cash equivalent of the estimated grant-date fair value of these options of approximately $19,000 is recorded as a board fee expense and is included in accrued liabilities as of September 30, 2009. This amount will be paid out ratably on the vesting dates of March 5, 2010, 2011 and 2012 unless earlier subject to accelerated vesting as described above.

Note 8.

Other Income

For the nine months ended September 30, 2008, the Company recognized other income of approximately $1,641,000 which primarily represents the gain from the settlement of certain litigation formerly known as the Young Complaints. In connection with the settlement, a note receivable that was recorded at its estimated net present value at that time of approximately $432,000 (see Note 3) and undeveloped land that was recorded at its estimated fair value of $1,032,000 (see Note 4). Further, the Company recognized approximately $177,000 in income from the resolution of the property tax lawsuit related to a property which had previously owned known as the Innisbrook Resort and Golf Club.

GOLF TRUST OF AMERICA, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(Unaudited)

Note 9.

Income Taxes

As of September 30, 2009 and December 31, 2008, the Company has approximately $85 million of federal income tax net operating loss carryforwards (NOLs) for both periods, which may be utilized to offset taxable income generated in future years which are included in deferred income tax assets for the respective periods. The Company recorded a valuation allowance for these carryforwards. The Company had pre-tax net losses of approximately $41,000 and $131,000 for the nine months ended September 30, 2009 and 2008, respectively. These net operating losses expire at various dates beginning with the 2021 tax year and ending with the 2029 tax year. It is possible that some or all of these NOLs could be utilized by the surviving corporation in a business combination and could make the Company a more attractive potential business partner. However, the use of NOLs is subject to numerous rules and regulations, including limitations resulting from a more than 50% change in ownership, which can substantially reduce the amount of NOLs that are ultimately available to offset income in subsequent years. A change in ownership could result in an effective loss of the Company’s NOLs. In addition, should an ownership change of control be deemed to have occurred, the Company may be limited by industry or line of business in its ability to successfully utilize existing NOLs.

While a final determination has yet to occur, the contemplated Pernix transaction (see Note 10 below) may limit the Company’s ability to utilize the NOLs.

Note 10.

Subsequent Events

As noted above in Note 1, Organization, Termination of the Plan of Liquidation, Sale of Stonehenge, Alternative Business Strategies and Other Matters, on October 6, 2009, the Company entered into an Agreement and Plan of Merger with Pernix. Under the Agreement, a wholly owned subsidiary of the Company will merge with Pernix and GTA will issue 41,800,000 shares of the Company’s common stock to Pernix’s stockholders, representing approximately 84% of the combined company’s outstanding common stock on a fully diluted basis. On the closing date of the Agreement, (i) Pernix will become a wholly owned subsidiary of the Company, (ii) the President of Pernix will be appointed President and Chief Executive Officer of the Company and (iii) the Company’s Board will be reconstituted, with three Board members selected by Pernix and two existing directors of the Company retained.

The transaction is subject to approval by the Company’s stockholders, regulatory approvals and other customary closing conditions. Upon closing, it is anticipated that the combined company will adopt the name Pernix Therapeutics Holdings, Inc. The Company will pursue approval from NYSE Amex for continued listing status, which is a condition to closing.

On October 9, 2009, in consideration of the Company’s minimal number of employees and the pending merger with Pernix, the Company’s Board voted to terminate its 401k plan as an employee benefit.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Stockholders and Board of Directors

Pernix Therapeutics, Inc.

Gonzales, Louisiana

We have audited the accompanying combined balance sheets of Pernix Therapeutics, Inc. (formerly Zyber Pharmaceuticals, Inc.) and Gaine, Inc. which are consolidated with Macoven Pharmaceuticals, LLC (collectively, the “Company”) as of December 31, 2008 and 2007, and the related combined and consolidated statements of income, stockholder's equity, and cash flows for the years then ended. These combined and consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined and consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined and consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined and consolidated financial statements referred to above present fairly, in all material respects, the combined and consolidated financial position of the Company at December 31, 2008 and 2007, and the results of their combined and consolidated operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 15 to the combined and consolidated financial statements, the Company restated its December 31, 2008 and 2007 financial statements for certain errors in the application of accounting principles.

/s/ Cherry, Bekaert & Holland, L.L.P.

Charlotte, North Carolina
January 25, 2010

PERNIX THERAPEUTICS, INC.
COMBINED AND CONSOLIDATED BALANCE SHEETS

	December 31,
	2008	2007
ASSETS
Current assets:
Cash and cash equivalents	$4,874,296	$821,621
Accounts receivable, net	2,401,023	2,162,292
Inventory, net	1,520,928	1,597,777
Prepaid expenses and other current assets	457,216	195,897
Total current assets	9,253,463	4,777,587
Property and equipment, net	273,323	1,041,948
Other assets:
Intangible assets, net	1,179,379	1,203,404
Assets held for sale	778,679	—
Total assets	$11,484,844	$7,022,939

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$70,795	$741,343
Accrued personnel expense	840,391	251,632
Other accrued expenses	4,131,956	3,175,029
Current maturities of long-term debt	—	134,175
Total current liabilities	5,043,142	4,302,179
Long-term debt, less current portion	—	158,405
Total liabilities	5,043,142	4,460,584

STOCKHOLDERS’ EQUITY
Common stock, no par value; 300 and 1,000 shares authorized; 200 and 606 shares issued and outstanding at December 31, 2008 and 2007, respectively	—	606
Additional paid-in capital	—	1,039,294
Treasury stock	—	(2,750,000)
Retained earnings	6,331,210	4,085,711
Total stockholders’ equity	6,331,210	2,375,611

Non-controlling interest	110,492	186,744

Total equity	6,441,702	2,562,355

Total liabilities and stockholders’ equity	$11,484,844	$7,022,939

See accompanying notes to combined and consolidated financial statements.

PERNIX THERAPEUTICS, INC.
COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2008	2007
Net sales	$19,893,968	$14,791,808
Costs of sales	4,019,778	3,887,608

Gross profit	15,874,190	10,904,200

Operating expenses
Selling expenses	4,182,036	3,386,396
General and administrative expense	4,126,089	4,632,170
Depreciation and amortization expense	154,583	132,612
Gain on disposal	(68,121)	—
Impairment of intangible assets	172,222	—
Total operating expenses	8,566,809	8,151,178

Income from operations	7,307,381	2,753,022

Other income (expense)
Interest income, net	7,134	45,533
Other income	295,550	16,248
Total other income, net	302,684	61,781

Income before income taxes and non-controlling interest	7,610,065	2,814,803
Provision for income tax	(112,593)	(43,410)
Net income before non-controlling interest	7,497,472	2,771,393

Net income attributable to non-controlling interest	45,834	114,744

Net income attributable to controlling interest	$7,451,638	$2,656,649

See accompanying notes to combined and consolidated financial statements.

PERNIX THERAPEUTICS, INC.
COMBINED AND CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

	Common Stock	Additional Paid-In Capital	Treasury Stock	Retained Earnings	Non- Controlling Interest	Total

Balance at December 31, 2006	$271	$34,629	$—	$2,013,547	$—	$2,048,447

Stock issuance	335	1,004,665	—	—	72,000	1,077,000

Stock repurchase	—	—	(2,750,000)	—	—	(2,750,000)

Distributions	—	—	—	(584,485)	—	(584,485)

Net income	—	—	—	2,656,649	114,744	2,771,393

Balance at December 31, 2007	606	1,039,294	(2,750,000)	4,085,711	186,744	2,562,355

Stock repurchase	—	—	(875,000)	—	—	(875,000)

Reissuance of Treasury Stock	—	—	99,000	—	—	99,000

Distributions	—	—	—	(2,842,125)	—	(2,842,125)

Transfer of ownership in Gaine to Pernix	—	122,086	—	—	(122,086)	—

Retirement of treasury stock	(406)	(1,161,580)	3,526,000	(2,364,014)	—	—

Conversion of $1 par value common stock to $0 par value common stock	(200)	200	—	—	—	—

Net income	—	—	—	7,451,638	45,834	7,497,472

Balance at December 31, 2008	$—	$—	$—	$6,331,210	$110,492	$6,441,702

See accompanying notes to combined and consolidated financial statements.

PERNIX THERAPEUTICS, INC.
COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2008	2007
Cash flows from operating activities:
Net income	$7,497,472	$2,771,393
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	154,583	132,612
Provision for obsolete inventory	—	350,000
Provision for allowance for returns	463,612	473,721
Impairment of intangibles	172,222	—
Gain on disposition of equipment	(68,121)	—
Gain on extinguishment of accounts payable	(289,300)	—
Changes in operating assets and liabilities:
Accounts receivable	(238,731)	79,825
Inventory	76,849	(1,000,550)
Prepaid expenses and other assets	(261,319)	205,413
Accounts payable	(381,248)	(251,644)
Accrued expenses	1,082,074	783,923
Net cash provided by operating activities	8,208,093	3,544,693

Cash flows from investing activities:
Proceeds from sale of equipment	206,077	—
Purchase of intangible assets	(260,000)	(1,300,000)
Purchase of property and equipment	—	(35,351)
Payments for construction in progress	(190,790)	(485,756)
Net cash used in investing activities	(244,713)	(1,821,107)

Cash flows from financing activities:
Proceeds from issuance of long-term debt	—	750,000
Payments on long-term debt	(292,580)	(546,652)
Distributions to stockholders	(2,842,125)	(320,100)
Issuance of common stock	—	1,077,000
Purchase of treasury stock	(875,000)	(2,750,000)
Reissuance of treasury stock	99,000	—
Net cash used in financing activities	(3,910,705)	(1,789,752)

Net increase (decrease) in cash and cash equivalents	4,052,675	(66,166)
Cash and cash equivalents, beginning of year	821,621	887,787
Cash and cash equivalents, end of year	$4,874,296	$821,621
Supplemental Disclosure of Cash Flow Information:
Interest paid during the period	$14,454	$36,003
Non-cash transactions:
Increase in stockholder distribution payable		264,385
Retirement of treasury stock	3,526,000	—
Transfer of ownership in Gaine to Pernix	122,086	—

See accompanying notes to combined and consolidated financial statements.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 1.

Organization and Summary of Significant Accounting Policies

Organization

Pernix Therapeutics, Inc. (“Pernix” or the “Company”) (formerly Zyber Pharmaceuticals, Inc.), is a specialty pharmaceutical company focused on developing and commercializing branded pharmaceutical products to meet unmet medical needs primarily in pediatrics. Pernix’s sales force promotes products in approximately 30 states.

On May 29, 2008, the three individual owners of Pernix transferred their 50% ownership interest in Gaine, Inc. (“Gaine”) to Pernix. Gaine is a patent and license holding company located in Gainesville, Georgia. Pernix has exclusive rights to certain products developed through the patents and licenses held by Gaine and Gaine’s single source of income is in the form of royalties paid by Pernix. Pernix considers Gaine a controlled entity and accordingly includes Gaine’s financial statements within Pernix’s consolidated financial statements.

Macoven Pharmaceuticals, LLC (“Macoven”) was organized in November 2008 as a wholly-owned subsidiary of Pernix for the purpose of launching generic drugs, including authorized generic equivalents of Pernix’s branded products. Macoven had no substantial operations in 2008. In January 2009, Pernix transferred a 40% interest in Macoven to certain other individuals. On July 13, 2009, Pernix distributed its remaining 60% interest in Macoven to a limited liability company owned by the stockholders of Pernix (in proportion to their respective ownership interests in Pernix). As of July 13, 2009, Macoven is no longer consolidated because it became owned 60% by the stockholders of Pernix (in proportion to their ownership of Pernix), 20% by Pernix’s Executive Vice President of Operations and 20% by an officer of Macoven.

Principles of Consolidation and Combination

The combined and consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of Gaine, a controlled entity and its wholly-owned subsidiary as of December 31, 2008, Macoven. Transactions between and among the Company and its consolidated subsidiary and combined affiliate company are eliminated. In accordance with GAAP, management determined that Macoven should not be consolidated subsequent to July 13, 2009.

Under the consolidation method, an affiliated company’s results of operations are reflected within the combined and consolidated statement of operations. Earnings or losses attributable to other stockholders of a consolidated company are recognized as non-controlling interest in the Company’s combined and consolidated statement of operations.

Management’s Estimates and Assumptions

The preparation of combined and consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined and consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The Company reviews all significant estimates affecting the combined and consolidated financial statements on a recurring basis and records the effect of any necessary adjustments prior to their issuance. Significant estimates of the Company include: allowance for doubtful accounts receivable, allowance for obsolete inventory, returns on product sales, depreciation, amortization, the accrual for sales commissions and the accrual for Medicaid rebates.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 1.

Organization and Summary of Significant Accounting Policies (Continued)

Fair Value of Financial Instruments

Effective January 1, 2008, the Company adopted SFAS No. 157, Fair Value Measurements, or SFAS 157. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The definition of fair value retains the exchange price notion in earlier definitions of fair value. SFAS 157 clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). SFAS 157 emphasizes that fair value is a market-based measurement, not an entity-specific measurement. FASB Staff Position (“FSP”) 157-1, Application of FASB Statement 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13, issued in February 2008, amends SFAS 157 to exclude certain leasing transactions accounted for under previously existing accounting guidance. However, this scope exception does not apply to assets acquired and liabilities assumed in a business combination, regardless of whether those assets and liabilities are related to leases. FASB Staff Position (“FSP”) 157-2, Effective Date of FASB Statement 157, issued in February 2008, delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in an entity’s financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008. SFAS 157 was further amended in October 2008 by FSP SFAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active, which clarifies the application of SFAS 157 to assets participating in inactive markets.

SFAS 157 describes three levels of inputs that may be used to measure fair value:

Level 1— Quoted prices in active markets for identical assets or liabilities.

Level 2— Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3— Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

In addition, SFAS 157 requires the Company to disclose the fair value for financial assets on both a recurring and non-recurring basis.

The carrying value of cash and cash equivalents, accounts receivable, other assets and trade accounts payable approximate fair value due to the short-term nature of these instruments. Fair value of cash equivalents that do not trade on a regular basis in active markets are classified as Level 2. As of December 31, 2008, the Company had approximately $1,673,000 invested in an overnight repurchase account which is classified as Level 2.

Financial Instruments, Credit Risk Concentrations and Economic Dependency

The financial instruments that potentially subject the Company to concentrations of credit risk are cash, cash equivalents and accounts receivable. The Company’s cash and cash equivalents are maintained with banks with federally insured deposits, and balances may at times exceed federally insured limits.

The Company relies on certain materials used in its development and manufacturing processes, some of which are procured from a single source. Pernix partners with third parties to manufacture all of its products and product candidates. Most of Pernix’s manufacturing agreements are not subject to long-term agreements and generally may be terminated by either party without penalty at any time. Changes in the price of raw materials and manufacturing costs could adversely affect Pernix’s gross margins on the sale of its products. Changes in Pernix’s mix of products sold could also affect its costs of product sales.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 1.

Organization and Summary of Significant Accounting Policies (Continued)

Financial Instruments, Credit Risk Concentrations and Economic Dependency (Continued)

Trade accounts receivable are unsecured and are due primarily from wholesalers and distributors that sell to individual pharmacies. The Company continually evaluates the collectibility of accounts receivable and maintains allowances for potential losses. The Company primarily sells to three major customers. See Note 7.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with maturities of three months or less when purchased to be cash equivalents. The Company maintains cash deposits with banks with federally insured deposits, and balances may at times exceed federally insured limits. As of December 31, 2008 and 2007, the Company had balances of approximately $4,624,000 and $697,000, respectively, in excess of federally insured limits.

Property, Equipment and Depreciation

Property and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets using the straight-line method. Generally, the Company assigns the following estimated useful lives to these categories:

Service Life
Buildings	39 years
Machinery and equipment	5-7 years
Furniture and fixtures	5-7 years
Vehicles	5 years
Computer software	3 years

Maintenance and repairs are charged against earnings when incurred. Additions and improvements that extend the economic useful life of the asset are capitalized. The cost and accumulated depreciation of assets sold or retired are removed from the respective accounts, and any resulting gain or loss is reflected in current earnings.

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” long-lived assets, such as property and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances exist that require a long-lived asset to be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by an asset to the carrying value of the asset. If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

Assets Held for Sale

In 2008, the Company reclassified its office and warehouse facility in Magnolia, Texas and the related land to “Assets held for sale.” The assets held for sale are being carried at the lower of their carrying amount or fair value less the cost to sell. In 2009, the Company distributed these assets as well as another office and warehouse building to its stockholders. As of September 30, 2009, the Company leases these assets from an affiliate of the stockholders which, pursuant to GAAP, is not required to be consolidated.

Intangible Assets

Intangible assets, such as patents, product licenses and product rights that are considered to have a definite useful life, are amortized on a straight-line basis over the shorter of their economic or legal useful life which ranges from three to fifteen years.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 1.

Organization and Summary of Significant Accounting Policies (Continued)

Accounts Receivable

Accounts receivable result primarily from sales of pharmaceutical products. Credit is extended based on the customer's financial condition, and generally collateral is not required. The Company ages its accounts receivable using the corresponding sale date of the transaction and considers accounts past due based on terms agreed upon in the transaction, which is generally 30 days. Current earnings are charged with an allowance for doubtful accounts based on experience and evaluation of the individual accounts. Write-offs of doubtful accounts are charged against this allowance once the amount is determined to be uncollectible by management. Recoveries of trade receivables previously written off are recorded when recovered. At December 31, 2008 and 2007, management evaluated the need for an allowance and determined no allowance was necessary.

Product Returns

Consistent with industry practice, the Company offers contractual return rights that allow customers to return products. On average, product returns are approximately eighteen months following purchase. The Company adjusts its estimate of product returns if it becomes aware of other factors that it believes could significantly impact its expected returns. These factors include the shelf life of the product shipped, actual and historical return rates for expired lots, the remaining time to expiration of the product and the forecast of future sales of the product, as well as competitive issues such as new product entrants and other known changes in sales trends. The Company evaluates this reserve on a quarterly basis, assessing each of the factors described above, and adjusts the reserve accordingly. See Note 9.

Revenue Recognition

The Company records revenue from product sales when the goods are shipped and the customer takes ownership and assumes risk of loss, collection of the relevant receivable is probable, persuasive evidence of an arrangement exists and the sales price is fixed and determinable. At the time of sale, estimates for a variety of sales deductions, such as sales rebates, discounts and incentives, Medicaid rebates and product returns are recorded. Costs associated with sales revenues are recognized when the related revenues are recognized. Gross product sales are subject to a variety of deductions that are generally estimated and recorded in the same period that the revenues are recognized. The Company records provisions for Medicaid and contract rebates based upon its actual experience ratio of rebates paid and actual prescriptions during prior periods.

	2008	2007
Gross product sales	$26,310,204	$19,094,723
Sales discounts	(2,640,626)	(1,799,194)
Sales returns allowance	(1,985,000)	(1,417,000)
Medicaid rebates	(1,790,610)	(1,086,721)
Net sales	$19,893,968	$14,791,808

Inventories

Inventory is valued at the lower of cost or market, with cost determined by using the specific identification method. An allowance for slow-moving, obsolete, or declines in the value of inventory is determined based on management’s assessments.

Economic Dependency

The Company purchases all of its merchandise inventory from outside manufacturers. Approximately 83% and 96% of the inventory purchases for the years ending December 31, 2008 and 2007, respectively, were from one supplier. As of December 31, 2008, the Company has expanded its suppliers to have three suppliers producing all product lines.

Freight

The Company includes freight costs in general and administrative expenses. Freight costs were approximately $180,000 and $153,000 for the years ended December 31, 2008 and 2007, respectively.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 1.

Organization and Summary of Significant Accounting Policies (Continued)

Research and Development Costs

Research and development costs are expensed as incurred in connection with the Company’s internal programs for the development of products. Pernix either expenses research and development costs as incurred or will pay manufacturers a prepaid research and development fee which is amortized. These costs are related to the testing of current products’ durability and packaging. Costs incurred in connection with these programs for the years ended December 31, 2008 and 2007, were approximately $167,000 and $16,000, respectively, and are included as part of general and administrative expenses.

Segment Reporting

The Company is engaged solely in the business of marketing and selling pharmaceutical products. Accordingly, the Company’s business is classified in a single reportable segment, the sale and marketing of prescription products. Prescription products include a variety of branded pharmaceuticals primarily in pediatrics.

Income Taxes

Pernix elected to be taxed as an S Corporation effective January 1, 2002. As such, taxable earnings and losses after that date were included in the personal income tax returns of the Company’s stockholders. Accordingly, Pernix has been subject to certain “built-in” gains tax for the difference between the fair value and tax reporting bases of assets at the date of conversion to an S Corporation, if the assets are sold (and a gain is recognized) within ten years following the date of conversion. Pernix’s exposure to built-in gains is limited.

Macoven is a limited liability company wholly owned by Pernix as of December 31, 2008. For the fiscal year ended December 31, 2008, Macoven was disregarded for federal tax purposes and its activities are reported as part of Pernix’s income tax returns.

Gaine is taxed as a corporation for income tax purposes. Accordingly, income taxes for this subsidiary are accounted for using the asset and liability method pursuant to SFAS No. 109, “Accounting for Income Taxes”. Deferred taxes are recognized for the tax consequences of “temporary differences” by applying enacted statutory tax rates applicable to future years to the difference between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred taxes for a change in tax rates is recognized in income in the period that includes the enactment date. The Company recognizes future tax benefits to the extent that realization of such benefits is more likely than not. Deferred income taxes were not material as of December 31, 2008 and 2007.

Non-controlling Interests

In December 2007, the FASB issued guidance on Non-controlling Interests in Consolidated Financial Statements. The provisions of this guidance establish accounting and reporting standards for the non-controlling interest in a subsidiary, including the accounting treatment upon the deconsolidation of a subsidiary. The provisions of this guidance became effective for the Company on January 1, 2009 and have been applied prospectively, except for the provisions related to the presentation of non-controlling interests, which have been applied retrospectively for all periods presented for consistency. As a result, non-controlling interests as of December 31, 2008 and 2007 were reclassified to a component of total equity in the combined and consolidated balance sheet and for the years then ended non-controlling interest is excluded from net income in the combined and consolidated statement of operations.

Treasury Stock

Treasury stock is accounted for using the cost method. When treasury stock is reissued, the value is computed and recorded using a weighted-average basis. All treasury stock was retired in 2008.

Recent Accounting Pronouncements

In April 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position Financial Accounting Standard (“FSP FAS”) 142-3, Determination of the Useful Life of Intangible Assets (“FSP FAS 142-3”). FSP FAS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”). In developing assumptions about renewal or extension, FSP FAS 142-3 requires an entity to consider its own historical experience or, if it has no experience, market participant assumptions, adjusted for entity-specific factors. FSP FAS 142-3 expands the disclosure requirements of SFAS 142 and is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years, with early adoption prohibited. The guidance for determining the useful life of a recognized intangible asset must be applied prospectively to intangible assets acquired after the effective date. The disclosure requirements must be applied prospectively to all intangible assets recognized as of, and subsequent to, the effective date. The adoption of FSP FAS 142-3 on January 1, 2009 did not have a material impact on the Company’s consolidated financial statements.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 1.

Organization and Summary of Significant Accounting Policies (Continued)

Recent Accounting Pronouncements (Continued)

In March 2008, the FASB issued SFAS No. 161, “Disclosures About Derivative Instruments and Hedging Activities.” SFAS No. 161 provides for enhanced disclosures about the use of derivatives and their impact on a Company’s financial position and results of operations. This statement is effective for the Company’s fiscal year 2009. The Company does not expect the adoption of SFAS No. 161 to have a material impact on its financial position, results of operations, or cash flows.

In December 2007, the FASB issued SFAS No. 160, Non-controlling Interests in Consolidated Financial Statements — an amendment of ARB No. 51 (“SFAS 160”). SFAS 160 requires entities to report non-controlling minority interests in subsidiaries as equity in consolidated financial statements. SFAS 160 is effective for fiscal years beginning on or after December 15, 2008. SFAS 160 is applied prospectively as of the beginning of the fiscal year in which it is initially applied, except for presentation and disclosure requirements, which are applied retrospectively for all periods presented. The adoption of SFAS 160 on January 1, 2009 did not have a material impact on the Company’s consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141(R) “Business Combinations.” SFAS No. 141(R) is intended to provide greater consistency in the accounting and reporting of business combinations. SFAS 141(R) requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in the transaction and any non-controlling interest in the acquiree at the acquisition date, measured at fair value at that date. This includes the measurement of the acquirer’s shares issued as consideration in a business combination, the recognition of contingent consideration, the accounting for pre-acquisition gains and loss contingencies, the recognition of capitalized in–process research and development, the accounting for acquisition related restructuring cost accruals, the treatment of acquisition related transaction costs and the recognition of changes in the acquirer’s income tax valuation allowance and deferred taxes. One significant change in this statement is the requirement to expense direct costs of the transaction, which pursuant to previously issued standards were included in the purchase price of the acquired company. This statement also established disclosure requirements to enable the evaluation of the nature and financial effect of the business combination. SFAS No. 141(R) is effective for business combinations consummated after December 31, 2008. Also effective, as a requirement of the statement, after December 31, 2008 any adjustments to uncertain tax positions from business combinations consummated prior to December 31, 2008 will no longer be recorded as an adjustment to goodwill, but will be reported in income. Until a business combination occurs, the adoption of SFAS 141(R) is not expected to have a material impact on the Company’s consolidated financial statements.

In November 2007, the Emerging Issues Task Force (“EITF”) issued EITF Issue No. 07-1, Accounting for Collaborative Arrangements (“EITF 07-1”). EITF 07-1 requires collaborators to present the results of activities for which they act as the principal on a gross basis and report any payments received from or made to other collaborators based on other applicable generally accepted accounting principles or, in the absence of other applicable generally accepted accounting principles, based on analogy to authoritative accounting literature or a reasonable, rational and consistently applied accounting policy election. EITF 07-1 is effective for fiscal years beginning after December 15, 2008. The adoption of EITF 07-1 on January 1, 2009 did not have a material impact on the Company’s consolidated financial statements.

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements." This standard defines fair value, establishes a framework for measuring fair value and expands disclosure requirements about fair value measurements. SFAS 157 was effective for the Company on January 1, 2008. However, in February 2008, the FASB released FASB Staff Position 157-2, "Effective Date of FASB Statement No. 157," which delayed the effective date of SFAS No. 157 until January 1, 2009 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The adoption of' SFAS No. 157 as it relates to the Company’s financial assets and liabilities did not have a material impact on the Company’s financial position or results of operations. The Company does not expect the adoption of SFAS No. 157 as it relates to the Company’s nonfinancial assets and liabilities, effective January 1, 2009, to have a material impact on its financial position, results of operations, or cash flows.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 1.

Organization and Summary of Significant Accounting Policies (Continued)

Recent Accounting Pronouncements (Continued)

In June 2006, the FASB issued FAS Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of SFAS Statement No. 109.” This interpretation provides guidance for recognizing and measuring uncertain tax positions, as defined in SFAS No. 109, “Accounting for Income Taxes.” FIN 48 prescribes a threshold condition that a tax position must meet for any of the benefit of the uncertain tax position to be recognized in the financial statements. Guidance is also provided regarding de-recognition, classification and disclosure of these uncertain tax positions. FIN 48 is effective for nonpublic companies for fiscal years beginning after December 15, 2007. In December 2008, FASB issued FIN 48-3, “Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises.” The provision of FIN 48-3 defers the effective date of FIN 48 for nonpublic enterprises included in the scope of FIN 48-3 to the annual financial statements for fiscal years beginning after December 15, 2008. The Company deferred the adoption of FIN 48 to fiscal year 2009. The adoption of FIN 48 did not have a material impact on the Company’s financial position or results of operations.

Note 2.

Accounts Receivable

Accounts receivable consist of the following:

	December 31,
	2008	2007
Trade accounts receivable	$2,496,167	$2,240,781
Less allowance for discounts	(95,144)	(78,489)
	$2,401,023	$2,162,292

The Company typically requires customers to remit payments within 30 days. The Company offers wholesale distributors a prompt payment discount as an incentive to remit payment within the first 30 days after the invoice date. This discount is generally between 2% and 7%. Because the Company’s wholesale distributors typically take the prompt payment discount, the Company accrues 100% of the prompt payment discounts, based on the gross amount of each invoice, at the time of the sale, and the Company applies earned discounts at the time of payment. The Company adjusts the accrual periodically to reflect actual experience. Accounts receivable is stated net of estimated discounts. The Company’s management evaluates accounts receivable to determine if a provision for an allowance for doubtful accounts is appropriate. As of December 31, 2008 and 2007, no receivables were outstanding for longer than 90 days. As of December 31, 2008 and 2007, the net amount of accounts receivable was considered collectible and no allowance for doubtful accounts has been recorded.

Note 3.

Inventory

Inventories consist of the following:

	December 31,
	2008	2007
Purchased finished goods	$1,520,928	$1,947,777
Purchased samples	285,437	217,492
	1,806,365	2,165,719
Less allowance for samples inventory	(285,437)	(217,492)
Less allowance for obsolescence	—	(350,000)
	$1,520,928	$1,597,777

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 4.

Property, Plant & Equipment

Property and equipment consists of the following:

	December 31,
	2008	2007
Land	$71,078	$203,791
Buildings	179,363	287,473
Equipment	158,503	178,503
Furniture and fixtures	24,596	24,596
Construction in progress	—	485,756
	433,540	1,180,119
Less accumulated depreciation	(160,217)	(138,171)
	$273,323	$1,041,948

Depreciation expense amounted to approximately $43,000 and $36,000 for the years ended December 31, 2008 and 2007, respectively.

Note 5.

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of the following:

	December 31,
	2008	2007
Prepaid expenses	$16,847	$6,225
Deposits on inventory	440,369	100,000
Prepaid taxes	—	89,672
Total	$$457,216	$195,897

Note 6.

Employee Compensation and Benefits

The Company participates in a 401(k) plan (the “Plan”), which covers substantially all full-time employees. The Plan provides for the payment of the employee's vested portion of his/her Plan balance upon termination, retirement, disability, or death. The Plan is funded by employee contributions and discretionary matching contributions determined by management. At the Company’s discretion, it may match up to 100 percent of each employee's contribution, but not greater than the first 6 percent of the employee's individual salary. Employees are 100 percent vested in employee and employer contributions. Contribution expense for the years ended December 31, 2008 and 2007 was approximately $167,000 and $127,000, respectively.

Employment Agreements

The Company entered into a three-year employment agreement with its President on June 1, 2008 pursuant to which its President receives an annual base salary of $264,000 (which was subsequently increased to $295,000), and is eligible to receive bonus payments in such amounts as the board of directors may determine. In the event the President terminates this agreement prior to May 31, 2011, or the Company terminates the agreement for cause, the President is required to pay the Company a termination fee equal to 10% of his annual base salary, plus 10% of the aggregate amount of bonus payments received by him under the terms of the agreement. The agreement also provides that the President is entitled to an amount equal to the unpaid portion of his annual base salary, less all required deductions, if his employment is terminated without cause and that he is subject to a non-compete clause for two years following termination of employment.

In December 2008, Pernix entered into an employment agreement with the Vice President of Operations (the “VP”) that continues through December 31, 2009, and automatically renews for one year terms thereafter unless otherwise terminated by either party pursuant to the terms of the agreement. Under the agreement, the VP receives an annual base salary of $200,000 (which was subsequently increased to $208,000 effective January 1, 2010). The agreement also requires the Company to pay the VP a bonus ranging from 50% to 100% of his annual base salary for the 2009 fiscal year. The VP is entitled to one year’s base salary, as well as health insurance for one year, if his employment is terminated without cause.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 7.

Major Customers

The Company’s customers consist of drug wholesalers, retail drug stores, mass merchandiser and grocery store pharmacies in the United States. The Company primarily sells products directly to drug wholesalers, which in turn, distribute the products to retail drug stores, mass merchandisers and grocery store pharmacies. The following tables list all of the Company’s customers that individually comprise greater than 10% of total gross product sales and their aggregate percentage of the Company’s total gross product sales for the years ended December 31, 2008 and 2007, and all customers that comprise more than 10% of total accounts receivable and such customers’ aggregate percentage of the Company’s total accounts receivable as of the years ended December 31, 2008 and 2007:

Gross Product Sales	For the years ended December 31,
	2008	2007
Cardinal Health, Inc.	36%	32%
McKesson Corporation	33%	33%
Morris & Dickson	14%	13%
Total	83%	78%

Accounts Receivable	As of December 31,
	2008	2007
Cardinal Health, Inc.	36%	33%
McKesson Corporation	33%	34%
Morris & Dickson	14%	13%
Total	83%	80%

Note 8.

Intangible Assets

Intangible assets consist of the following:

		December 31,
	Life	2008	2007
Patent	12 years	$500,000	$500,000
Product licenses and rights – Kiel technology	15 years	627,778	800,000
Product license - Ubiquinone	3 years	260,000	—
		1,387,778	1,300,000

Accumulated amortization		(208,399)	(96,596)
		$1,179,379	$1,203,404

Patents

Gaine entered into a patent assignment with the original owners of a U.S. patent for an active pharmaceutical ingredient that the Company expects to use in four of its product candidates. Gaine paid $500,000 for the ownership of this patent.

Product Licenses

The Company acquired rights to certain products incorporating a patented drug delivery technology owned by Kiel pursuant to a development agreement dated November 2006. Pursuant to the 2006 development agreement, Kiel agreed to develop certain products using the Kiel technology, including ALDEX AN and PEDIATEX TD, and granted Gaine an exclusive, worldwide license to manufacture and market these products at its expense. Gaine, in turn, licensed these products to Pernix.

The term of this license is 15 years. As consideration for the license and development of these products, Gaine paid Kiel an aggregate fee of $800,000.

During 2008, the Company deemed one of the products covered under the development agreement with Kiel to be unmarketable and accordingly, at December 31, 2008, the Company recognized an impairment loss of approximately $172,000.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 8.

Intangible Assets (Continued)

Product Licenses (Continued)

In September 2008, the Company acquired a license to market and sell Ubiquinone 58b 90 mg quick dissolve/chewable medical food tablets (“Ubiquinone”), which Pernix has branded as QUINZYME. As consideration for the license, the Company paid a licensing fee of $260,000, $25,000 of which was payable upon execution of the agreement, $25,000 of which was payable on the date the Company’s Ubiquinone products were first shipped from the manufacturer, and thereafter $10,000 per month for 21 months. Additionally, certain minimum royalty payments were required based on the volume of sales by the Company. The initial term of the license was three years. In October 2009, Pernix entered into a settlement agreement with the licensor of Ubiquinone. For additional information, see Note 14.

Amortization expense amount to approximately $112,000 and $97,000 for the years ending December 31, 2008 and 2007, respectively.

Estimated amortization expense related to intangible assets for each of the five succeeding years and thereafter is as follows:

Year ending December 31,	Amount
2009	$172,000
2010	172,000
2011	158,000
2012	86,000
2013	86,000
Thereafter	505,000
$1,179,000

Note 9.

Other Accrued Expenses

Other accrued expenses consist of the following:

	December 31,
	2008	2007
Accrued returns allowance	$2,385,333	$1,921,721
Accrued contracted vendor discounts	613,914	275,096
Accrued Medicaid rebates	737,579	615,764
Accrued dividends	—	264,385
Accrued taxes	112,593	—
Other	282,537	98,063
Total	$4,131,956	$3,175,029

The Company’s customers may return products due to product expiration and product replacement. On average, products are returned approximately 18 months following purchase. Returns allowance is estimated based on historical experience.

Certain vendors have negotiated contracted discounts that are based on sales volumes. These discounts are paid quarterly.

Note 10.

Long-term Debt

Long-term debt consisted of an 8.70% fixed rate, term loan payable to a bank with principal and interest payments totaling $1,282 with a final payment due September 17, 2016. The principal balance on this term loan payable as of December 31, 2007 was $80,979. This note was paid in full during the year ended December 31, 2008.

Long-term debt also included a 6.526% fixed rate, term loan payable to a bank with monthly principal and interest payments totaling $11,212 with a final payment due May 7, 2012. The principal balance on this note payable as of December 31, 2007 was $211,601. This note was also paid in full during the year ended December 31, 2008.

The Company’s office buildings and warehouses served as collateral for the term loans.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 11.

Commitments and Contingencies

Licenses and Patents

On January 30, 2009, Pernix and Kiel memorialized their then existing oral licensing arrangement pursuant to which Kiel granted the Company an exclusive license without geographic limitation to use Kiel’s patented drug delivery technology and related intellectual property, or “Kiel technology,” to manufacture and market the ALDEX CT, ALDEX D, ALDEX DM and Z-COF-8DM products in exchange for royalty fees. The agreement may be terminated by either party at any time after January 30, 2011 without cause upon 30 days written notice to the other party.

The patents covering the Kiel technology expire in 2026 and 2027.

For a description of the Company’s other patent and license agreements, see Note 8.

Uninsured Liabilities

The Company is exposed to various risks of losses related to torts: theft of, damage to, and destruction of assets; errors and omissions; injuries to employees; and natural disasters for which the Company maintains a general liability insurance with limits and deductibles that management believes prudent in light of the exposure of the Company to loss and the cost of the insurance.

Other

The Company is subject to various claims and litigation arising in the ordinary course of business. In the opinion of management, the outcome of such matters will not have a material effect on the financial position or results of operations of the Company.

Note 12.

Income Taxes

The components of income tax expense, relating primarily to the operations of Gaine, consist of the following:

	Year ending December 31,
	2008	2007
Current:
Federal	$95,931	$33,715
State	16,662	9,695
	$112,593	$43,410

The effective income tax expense differs from that which would be determined by applying statutory income tax rates to the earnings before taxes of Gaine due to the impact of state income taxes and non-deductible expenses.

Note 13.

Stockholders’ Equity

On January 1, 2007, the Company issued 335 shares of $1.00 par value common stock, which included 3 shares of treasury stock for $1,005,000. Also, during the year ended December 31, 2007, the Company repurchased 275 shares of common stock for $2,750,000 under a stock repurchase plan previously authorized by the Board of Directors.

In 2007, the Board declared and paid the following distributions:

•

$550 per share declared on March 27, 2007 and was paid on March 30, 2007, representing a total distribution of $320,100; and

•

$605 per share declared May 7, 2007 and paid on March 10, 2008 representing a total distribution of $264,385.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 13.

Stockholders’ Equity (Continued)

On January 1, 2008, Pernix repurchased 140 shares of its common stock for $875,000 under a stock repurchase plan previously authorized by the Board of Directors.

On January 1, 2008, Pernix also amended its Articles of Incorporation to reduce the number of authorized shares of its common stock from 1,000 to 300, and reduced the par value of its common stock from $1.00 to no par value. On April 1, 2008, Pernix issued 9 shares of treasury stock for $99,000 to three employees.

In 2008, the Board declared and paid the following distributions:

•

$1,225 per share declared on February 29, 2008 and paid on May 1, 2008 representing a total distribution of $233,975;

•

$3,650 per share declared and paid on April 3, 2008 representing a total distribution of $1,208,150; and,

•

$7,000 per share declared and paid on December 1, 2008 representing a total distribution of $1,400,000.

In 2008, Pernix retired 409 shares of treasury stock and the cost of the treasury stock amounting to $3,526,000 was allocated to capital stock, additional paid in capital and retained earnings.

Note 14.

Subsequent Events

In preparing these combined and consolidated financial statements, management has reviewed and considered for disclosure all significant events occurring through January 25, 2010, the date of financial statement issuance.

On October 6, 2009, the Company entered into an Agreement and Plan of Merger with Golf Trust of America, Inc. (“GTA”). Under the Agreement, a wholly owned subsidiary of GTA will merge with Pernix and GTA will issue 41,800,000 shares of its common stock to the Company’s stockholders, representing approximately 84% of the combined company’s outstanding common stock on a fully diluted basis. On the closing date of the Agreement, (i) Pernix will become a wholly owned subsidiary of GTA, (ii) the President of Pernix will be appointed President and Chief Executive Officer of GTA and (iii) GTA’s Board will be reconstituted, with three Board members selected by Pernix and two existing directors of GTA retained.

The transaction is subject to approval by GTA’s stockholders, regulatory approvals and other customary closing conditions. Upon closing, it is anticipated that the combined company will adopt the name Pernix Therapeutics Holdings, Inc. GTA will pursue approval from NYSE Amex for continued listing status, which is a condition to closing.

Pursuant to the merger agreement, so long as a distribution would not cause the merger to fail to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code, Pernix may, prior to the closing, declare one or more distributions to cover each Pernix stockholder’s tax liabilities related to Pernix’s pre-closing income using a 46% tax rate. As of September 30, 2009, Pernix had paid cash distributions totaling approximately $6,108,000 to its stockholders to cover their income tax obligations related to Pernix’s 2009 income. In December 2009, Pernix paid a cash distribution of approximately $3,348,000, representing Pernix’s stockholders’ remaining estimated income tax obligations related to Pernix’s 2009 income. If the merger closes prior to March 15, 2010, Pernix intends to make an election to be taxed as a corporation retroactive to January 1, 2010. To the extent this election is made, Pernix does not expect to make additional distributions to its stockholders related to Pernix’s 2010 income. Alternatively, if the merger does not close by March 15, 2010, Pernix expects to declare a distribution to its stockholders immediately prior to closing the merger to cover their income tax obligations related to Pernix’s income from January 1, 2010 to the closing of the merger. The amount of this potential distribution is not known at this time.

At a special meeting held on December 2, 2009, Pernix’s board of directors approved bonuses for Pernix’s directors, members of senior management and administrative personnel in the aggregate amount of approximately $1.0 million.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 14.

Subsequent Events (Continued)

On October 27, 2009, Pernix entered into a settlement agreement with the licensor of its Ubiquinone products line (which Pernix markets under the QUINZYME brand) whereby Pernix paid a one-time settlement fee of $250,000 to the licensor in satisfaction of all remaining obligations under the September 2008 license agreement. In consideration for this amount, the licensor agreed not to sell, develop or cause to be developed any Ubiquinone products for a period of two years.

On January 8, 2010, Pernix entered into an asset purchase agreement with Sciele Pharma, Inc. to acquire substantially all of Sciele Pharma's assets and rights relating to CEDAX, a prescription antibiotic used to treat mild to moderate infections of the throat, ear and respiratory tract, for an aggregate purchase price of $6.1 million. The closing is subject to a number of customary closing conditions and contingencies, including obtaining all necessary third party consents to Sciele Pharma's assignment of its rights under certain manufacturing agreements and intellectual property licenses to Pernix. Pernix expects to fund its acquisition of the CEDAX assets using existing cash and cash equivalents and cash flows provided by existing operations. The acquisition is expected to close during the first quarter of 2010.

Note 15.

Restatement

Subsequent to the originally issued financial statements, audited by our former auditors, we identified and made the following adjustments and reclassifications in our combined and consolidated financial statements:

•

The combined and consolidated financial statements have been restated to include Gaine. See Note 1.

•

In addition to the inclusion of Gaine, the most significant adjustments and reclassifications are as follows:

•

Correction of an error for improperly recording sales returns and allowances which had a net income impact for the years ended December 31, 2008 and 2007 of approximately $452,000 and $466,000, respectively, and a retained earnings impact for the year ended December 31, 2006 of approximately $1,448,000 to establish the opening balance at January 1, 2007.

•

Correction of an error to properly record Medicaid rebate payable which had a net income impact for the years ended December 31, 2008 and 2007 of approximately $34,000 and $245,000, respectively.

•

Correction of an error in recording license purchase agreement to intangible assets and accrued expenses of approximately $260,000 for the year ended December 31, 2008.

•

Correction of an error to reclass shareholder advances of approximately $2,842,000 to dividends for the year ended December 31, 2008.

•

Correction of error for certain prepaid expenses that were incorrectly expensed which had a net income impact of approximately $373,000 and $100,000 for the years ended December 31, 2008 and 2007, respectively.

•

Reclassification of Medicaid rebate expense to net sales from operating expenses of approximately $1,791,000 and $1,087,000 for the years ended December 31, 2008 and 2007, respectively.

•

Reclassification of vendor rebates and discounts to accrued expenses from accounts receivable of approximately $614,000 and $275,000 for the years ended December 31, 2008 and 2007, respectively.

•

Reclassification of sales discounts to sales from cost of sales of approximately $709,000 and $354,000 for the years ended December 31, 2008 and 2007, respectively.

•

Certain other adjustments, reclassifications and eliminating entries which were immaterial individually and in the aggregate.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

Note 15.

Restatement (Continued)

Combined and Consolidated Balance Sheets

The following table sets forth the combined and consolidated balance sheets for the Company as of the dates indicated, showing previously issued amounts and restatement amounts giving effect to the restatement adjustments described above and other immaterial adjustments, reclassifications and eliminations.

	As of December 31, 2008			As of December 31, 2007
	Previously Issued	Adjustments	As restated	Previously Issued	Adjustments	As restated

Balance sheets:

Cash and cash equivalents	$4,874,296	$—	$4,874,296	$819,696	$1,925	$821,621
Accounts receivable, net	1,768,394	632,629	2,401,023	1,865,196	297,096	2,162,292
Inventory, net	1,520,928	—	1,520,928	1,661,777	(64,000)	1,597,777
Prepaid expenses and other current assets	232,887	224,330	457,217	638,545	(442,648)	195,897
Advances to stockholders	2,842,125	(2,842,125)	—	—	—	—
Property and equipment, net	273,323	—	273,323	1,041,948	—	1,041,948
Intangible assets, net	978,333	201,045	1,179,378	—	1,203,404	1,203,404
Note receivable	—	—	—	475,065	(475,065)	—
Assets held for sale	778,679	—	778,679	—	—	—

Total assets	$13,268,965	$(1,784,121)	$11,484,844	$6,502,227	$520,712	$7,022,939

Accounts payable and accrued expenses	$1,799,921	$3,243,221	$5,043,142	$1,524,902	$2,643,102	$4,168,004
Current and long-term debt	—	—	—	292,580	—	292,580
Stockholders equity	11,281,936	(4,950,726)	6,331,210	4,684,745	(2,309,134)	2,375,611
Noncontrolling interests	187,108	(76,616)	110,492	—	186,744	186,744

Total liabilities and stockholders' equity	$13,268,965	$(1,784,121)	$11,484,844	$6,502,227	$520,712	$7,022,939

Combined and Consolidated Statements of Operations

The following tables show combined and consolidated statements of operations for the fiscal years indicated, showing previously issued amounts and restated amounts giving effect to the restatement adjustments described above and other immaterial adjustments, reclassifications and eliminations.

	Year Ended December 31, 2008			Year Ended December 31, 2007
	Previously Issued	Adjustments	As restated	Previously Issued	Adjustments	As restated
Statements of operations:

Net sales	$22,859,248	$(2,965,280)	$19,893,968	$16,683,835	$(1,892,027)	$14,791,808
Cost of sales	4,695,060	(675,282)	4,019,778	4,244,873	(357,265)	3,887,608
Operating expenses	10,976,690	(2,409,882)	8,566,808	8,982,960	(831,782)	8,151,178
Other income (expense), net	316,738	(14,055)	302,683	61,781	—	61,781
Provision for income taxes	(112,593)	—	(112,593)	—	(43,410)	(43,410)
Net income attributable to noncontrolling interests	102,780	(56,946)	45,834	—	114,744	114,744
Net income attributable to controlling interests	$7,288,863	$162,775	$7,451,638	$3,517,783	$(861,134)	$2,656,649

Retained earnings as of December 31, 2006				3,496,447	(1,448,000)	2,048,447

PERNIX THERAPEUTICS, INC.
COMBINED AND CONSOLIDATED BALANCE SHEETS

	September 30, 2009 (unaudited)	December 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$3,535,899	$4,874,296
Accounts receivable, net	5,015,394	2,401,023
Inventory, net	728,224	1,520,928
Prepaid expenses and other current assets	1,718,860	457,216
Total current assets	10,998,377	9,253,463
Property and equipment, net	41,601	273,323
Other assets:
Note receivable – long-term portion	150,000	—
Intangible assets, net	1,364,405	1,179,379
Other long term assets	333,333	—
Assets held for sale	—	778,679

Total assets	$12,887,716	$11,484,844

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$328,067	$70,795
Accrued personnel expense	404,071	840,391
Other accrued expenses	5,922,216	4,131,956
Total current liabilities	6,654,354	5,043,142

STOCKHOLDERS’ EQUITY
Common stock, no par value; 300 shares authorized; 200 shares issued and outstanding
Additional paid-in capital	997,979	—
Retained earnings	5,155,730	6,331,210
Total stockholders’ equity	6,153,709	6,331,210

Non-controlling interests	79,653	110,492

Total equity	6,233,362	6,441,702

Total liabilities and stockholders’ equity	$12,887,716	$11,484,844

See accompanying notes to combined and consolidated financial statements.

PERNIX THERAPEUTICS, INC.
COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Net sales	$5,688,214	$9,206,570	$19,436,610	$16,007,098
Cost of sales	1,606,491	1,655,758	4,041,757	3,481,311
Gross profit	4,081,723	7,550,812	15,394,853	12,525,787

Operating expenses:
Selling expenses	793,729	705,700	3,380,546	2,760,871
Royalties expense	535,856	—	910,133	—
General and administrative expense	1,732,505	804,269	4,449,643	2,361,946
Gain on disposal	—	(68,121)	—	(68,121)
Depreciation and amortization expense	57,413	31,663	171,945	101,413
Total operating expenses	3,119,503	1,473,511	8,912,267	5,156,109
Income from operations	962,220	6,077,301	6,482,586	7,369,678
Other income (expense)
Interest income(expense), net	5,382	(2,728)	16,859	(1,316)
Other income	138,001	6,250	147,659	6,250
Other income, net	143,383	3,522	164,518	4,934
Income before income taxes and non-controlling interest	1,105,603	6,080,823	6,647,104	7,374,612
Provision (benefit) for income taxes	(1,000)	18,740	(61,000)	18,740
Net income before non- controlling interest	1,106,603	6,062,083	6,708,104	7,355,872
Net income (loss) attributable to the non- controlling interest	10,775	56,406	(30,839)	(6,763)
Net income attributable to controlling interest	$1,095,828	$6,005,677	$6,738,943	$7,362,635

See accompanying notes to combined and consolidated financial statements.

PERNIX THERAPEUTICS, INC.
COMBINED AND CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
(Unaudited)

	Common Stock Shares	Additional Paid-In Capital	Retained Earnings	Non- controlling Interest	Total
Balance at December 31, 2008	200	$—	$6,331,210	$110,492	$6,441,702

Distributions to stockholders:

Transfer of land and buildings to affiliate	—	316,979	(1,310,000)	—	(993,021)

Deconsolidation of Macoven	—	—	(496,823)		(496,823)

Distributions	—	—	(6,107,600)	—	(6,107,600)

Stock compensation expense	—	681,000	—	—	681,000

Net income (loss)	—	—	6,738,943	(30,839)	6,708,104

Balance at September 30, 2009	200	$997,979	$5,155,730	$79,653	$6,233,362

See accompanying notes to combined and consolidated financial statements.

PERNIX THERAPEUTICS, INC.
COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2009	2008
Cash flows from operating activities:
Net income	$6,708,104	$7,355,872
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	171,945	101,413
Provision for allowance for returns	13,000	264,282
Stock compensation expense	681,000	—
Gain on disposition of fixed assets	—	(68,121)
Changes in operating assets and liabilities:
Accounts receivable	(2,829,973)	(6,823,789)
Inventory	932,758	236,453
Prepaid expenses and other assets	(1,444,441)	88,115
Other assets – long term	(333,333)	—
Accounts payable	280,868	1,509,007
Accrued expenses	1,340,940	(599,673)
Net cash provided by operating activities	5,520,868	2,063,559

Cash flows from investing activities:
Proceeds from sale of equipment	—	206,077
Purchase of Brovex	(450,000)	—
Purchase of intangibles	(100,833)	—
Payments for construction in progress	—	(190,751)
Net cash provided by (used in) investing activities	(550,833)	15,326

Cash flows from financing activities:
Issuance of note receivable	(150,000)	—
Payments on long-term debt	—	(98,379)
Distributions to stockholders	(6,107,600)	(1,442,125)
Deconsolidation of Macoven	(50,832)	—
Purchase of treasury stock	—	(875,000)
Reissuance of treasury stock	—	99,000
Net cash used in financing activities	(6,308,432)	(2,316,504)

Net decrease in cash and cash equivalents	(1,338,397)	(237,619)
Cash and cash equivalents, beginning of period	4,874,296	821,621
Cash and cash equivalents, end of period	$3,535,899	$$584,002
Supplemental Disclosure of Cash Flow Information:
Interest paid during the period	$9,179	$$14,066
Non-cash transactions:
Increase in stockholder distribution payable	—	$587,600
Distribution of property including deferred gain of approximately $317,000 recognized in additional paid-in capital	1,310,000	—
Deconsolidation of Macoven	445,991	—
Transfer of ownership of Gaine to Pernix	—	122,086

See accompanying notes to combined and consolidated financial statements.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 1.

Organization and Summary of Significant Accounting Policies

Organization

Pernix Therapeutics, Inc. (“Pernix” or the Company”) (formerly Zyber Pharmaceuticals, Inc.), is a specialty pharmaceutical company focused on developing and commercializing branded pharmaceutical products to meet unmet medical needs primarily in pediatrics. Pernix promotes products in approximately 30 states.

On May 29, 2008, the three individual owners of Pernix transferred their 50% ownership interest in Gaine, Inc. (“Gaine”) to Pernix. Gaine is a patent and license holding company located in Gainesville, Georgia. Pernix has exclusive rights to certain products developed through the patents and licenses held by Gaine and Gaine’s single source of income is in the form of royalties paid by Pernix. Pernix considers Gaine a controlled entity and accordingly includes Gaine’s financial statements within Pernix’s consolidated financial statements.

Macoven Pharmaceuticals, LLC (“Macoven”) was organized in November 2008 as a wholly-owned subsidiary of Pernix for the purpose of launching generic drugs, including authorized generic equivalents of Pernix’s branded products. Macoven had no substantial operations in 2008. In January 2009, Pernix transferred a 40% interest in Macoven to certain other individuals. On July 13, 2009, Pernix distributed its remaining 60% interest in Macoven to a limited liability company owned by the stockholders of Pernix (in proportion to their respective ownership interests in Pernix). As of July 13, 2009, Macoven is no longer consolidated because it became owned 60% by the stockholders of Pernix (in proportion to their ownership of Pernix), 20% by Pernix’s Executive Vice President of Operations and 20% by an officer of Macoven.

Note 2.

Summary of Significant Accounting Policies

Principles of Consolidation and Combination

The combined and consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of Gaine, a controlled entity and its wholly-owned subsidiary as of July 12, 2009, Macoven. Transactions between and among the Company and its consolidated subsidiary and combined affiliate company are eliminated. In accordance with GAAP, management determined that Macoven should not be consolidated subsequent to July 13, 2009.

 Under the consolidation method, an affiliated company’s results of operations are reflected within the combined and consolidated statement of operations. Earnings or losses attributable to other stockholders of a consolidated company are recognized as non-controlling interest in the Company’s combined and consolidated statement of operations.

Management’s Estimates and Assumptions

The preparation of combined and consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined and consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The Company reviews all significant estimates affecting the combined and consolidated financial statements on a recurring basis and records the effect of any necessary adjustments prior to their issuance. Significant estimates of the Company include: allowance for doubtful accounts receivable, allowance for obsolete inventory, returns on product sales, depreciation, amortization, the accrual for sales commissions and the accrual for Medicaid rebates.

Interim Statements

The accompanying combined and consolidated financial statements for the three and nine month periods ending September 30, 2009 and 2008 have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These combined and consolidated financial statements have not been audited by a registered independent public accounting firm; however, they include adjustments (consisting of normal recurring adjustments) which are, in the judgment of management, necessary for a fair presentation of the financial information for such periods. These results are not necessarily indicative of results for any other interim period or for the full year.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 2.

Summary of Significant Accounting Policies (Continued)

Interim Statements (Continued)

Certain information and footnote disclosures normally included in financial statements in accordance with GAAP have been omitted . The Company’s management believes that the disclosures included in the accompanying interim combined and consolidated financial statements and footnotes are adequate to make the information not misleading, but also believes that these statements should be read in conjunction with the summary of significant accounting policies and notes to the combined and consolidated financial statements in our audited financial statements for the years ended December 31, 2008 and 2007. The accompanying combined and consolidated balance sheet as of December 31, 2008 has been derived from the audited financial statements as of that date but does not include all information and footnotes required by GAAP for a complete set of financial statements.

Financial Instruments and Credit Risk Concentrations

The financial instruments that potentially subject the Company to concentrations of credit risk are cash, cash equivalents and accounts receivable. The Company’s cash and cash equivalents are maintained with banks with federally insured deposits, and balances may at times exceed federally insured limits.

The Company relies on certain materials used in its development and manufacturing processes, some of which are procured from a single source. Pernix partners with third parties to manufacture all of its products and product candidates. Most of Pernix’s manufacturing agreements are not subject to long-term agreements and generally may be terminated by either party without penalty at any time. Changes in the price of raw materials and manufacturing costs could adversely affect Pernix’s gross margins on the sale of its products. Changes in Pernix’s mix of products sold could also affect its costs of product sales.

Trade accounts receivable are unsecured and are due primarily from wholesalers and distributors that sell to individual pharmacies. The Company continually evaluates the collectability of accounts receivable and maintains allowances for potential losses. The Company primarily sells to four major customers. See Note 10.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with maturities of three months or less when purchased to be cash equivalents. The Company maintains cash deposits with banks with federally insured deposits, and balances may at times exceed federally insured limits. As of September 30, 2009 and December 31, 2008, the Company had balances of approximately $3,286,000 and $4,624,000, respectively, in excess of federally insured limits.

Property, Equipment and Depreciation

 Property and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets using the straight-line method. Generally, the Company assigns the following estimated useful lives to these categories:

Service Life
Buildings	39 years
Machinery and equipment	5-7 years
Furniture and fixtures	5-7 years
Vehicles	5 years
Computer software	3 years

Maintenance and repairs are charged against earnings when incurred. Additions and improvements that extend the economic useful life of the assets are capitalized. The cost and accumulated depreciation of assets sold or retired are removed from the respective accounts, and any resulting gain or loss is reflected in current earnings.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 2.

Summary of Significant Accounting Policies (Continued)

Property, Equipment and Depreciation (Continued)

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” long-lived assets, such as property and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances exist require a long-lived asset to be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by an asset to the carrying value of the asset. If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

Assets Held for Sale

In 2008, the Company reclassified its office and warehouse facility in Magnolia, Texas and the related land to “Assets held for sale.” The assets held for sale are being carried at the lower of their carrying amount or fair value less the cost to sell. In 2009, the Company distributed these assets as well as another office and warehouse building to its stockholders. As of September 30, 2009, the Company leases these assets from an affiliate of the stockholders which, pursuant to GAAP, is not required to be consolidated.

Intangible Assets

Intangible assets, such as patents, product licenses and product rights that are considered to have a definite useful life, are amortized on a straight-line basis over the shorter of their economic or legal useful life which ranges from three to fifteen years.

Accounts Receivable

Accounts receivable result primarily from sales of pharmaceutical products. Credit is extended based on the customer's financial condition, and generally collateral is not required. The Company ages its accounts receivable using the corresponding sale date of the transaction and considers accounts past due based on terms agreed upon in the transaction, which is generally 30 days. Current earnings are charged with an allowance for doubtful accounts based on experience and evaluation of the individual accounts. Write-offs of doubtful accounts are charged against this allowance once the amount is determined to be uncollectible by management. Recoveries of trade receivables previously written off are recorded when recovered. See Note 5.

Product Returns

Consistent with industry practice, the Company offers contractual return rights that allow customers to return product. On average, product returns are approximately eighteen months following purchase. The Company adjusts its estimate of product returns if it becomes aware of other factors that it believes could significantly impact its expected returns. These factors include the shelf life of the product shipped, actual and historical return rates for expired lots, the remaining time to expiration of the product and the forecast of future sales of the product, as well as competitive issues such as new product entrants and other known changes in sales trends. The Company evaluates this reserve on a quarterly basis, assessing each of the factors described above, and adjusts the reserve accordingly. See Note 12.

Revenue Recognition

The Company records revenue from product sales when the goods are shipped and the customer takes ownership and assumes risk of loss, collection of the relevant receivable is probable, persuasive evidence of an arrangement exists and the sales price is fixed and determinable. At the time of sale, estimates for a variety of sales deductions, such as sales rebates, discounts and incentives, Medicaid rebates, and product returns are recorded. Costs associated with sales revenues are recognized when the related revenues are recognized. Gross product sales are subject to a variety of deductions that are generally estimated and recorded in the same period that the revenues are recognized. The Company records provisions for Medicaid and contract rebates based upon its actual experience ratio of rebates paid and actual prescriptions during prior periods.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 2.

Summary of Significant Accounting Policies (Continued)

Inventory

Inventory is valued at the lower of cost or market with cost determined by using the specific identification method. An allowance for slow-moving, obsolete, or the declines in the value of inventory is determined based on management’s assessments.

Economic Dependency

The Company purchases all of its merchandise inventory from outside manufacturers. Approximately 61% of the inventory purchases for the period ended September 30, 2009 were from one supplier. As of September 30, 2009, the Company has expanded its suppliers to have five suppliers producing all product lines.

Research and Development Costs

Research and development costs are expensed as incurred in connection with the Company’s internal programs for the development of products. Pernix either expenses research and development costs as incurred or will pay manufacturers a prepaid research and development fee which is amortized. These costs are related to the testing of current products’ durability and packaging. Costs incurred in connection with these programs for the three months ended September 30, 2009 and 2008 are approximately $218,000 and $166,000, respectively, and for the nine months ended September 30, 2009 and 2008, are $371,000 and $189,000, respectively. These costs are included as part of general and administrative expenses.

Freight

The Company includes freight costs in general and administrative expenses. Freight costs for the three months ended September 30, 2009 and 2008 were approximately $62,000 and $45,000, respectively and for the nine months ended September 30, 2009 and 2008, were approximately $148,000 and $122,000, respectively.

Segment Reporting

The Company is engaged solely in the business of marketing and selling pharmaceutical products. Accordingly, the Company’s business is classified in a single reportable segment, the sale and marketing of prescription products. Prescription products include a variety of branded pharmaceuticals primarily in pediatrics.

Income Taxes

Pernix elected to be taxed as an S Corporation effective January 1, 2002. As such, taxable earnings and losses after that date were included in the personal income tax returns of the Company’s stockholders. Accordingly, Pernix has been subject to certain “built-in” gains tax for the difference between the fair value and tax reporting bases of assets at the date of conversion to an S Corporation, if the assets are sold (and a gain is recognized) within ten years following the date of conversion. Pernix’s exposure to built-in gains is limited.

Macoven is a limited liability company wholly owned by Pernix as of December 31, 2008. Macoven was disregarded for federal tax purposes and its activities are reported as part of Pernix’s income tax returns until July 13, 2009. See Note 1 and Note 13.

Gaine is taxed as a corporation for income tax purposes. Accordingly, income taxes for this subsidiary are accounted for using the asset and liability method pursuant to SFAS No. 109, “Accounting for Income Taxes”. Deferred taxes are recognized for the tax consequences of “temporary differences” by applying enacted statutory tax rates applicable to future years to the difference between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred taxes for a change in tax rates is recognized in income in the period that includes the enactment date. The Company recognizes future tax benefits to the extent that realization of such benefits is more likely than not. Deferred income taxes were not material as of September 30, 2009 and December 31, 2008.

Non-controlling Interests

In December 2007, the FASB issued guidance on Non-controlling Interests in Consolidated Financial Statements. The provisions of the guidance establish accounting and reporting standards for the non-controlling interest in a subsidiary, including the accounting treatment upon the deconsolidation of a subsidiary. The provisions of this guidance became effective for the Company on January 1, 2009 and have been applied prospectively, except for the provisions related to the presentation of non-controlling interests, which have been applied retrospectively for all periods presented. As a result, non-controlling interests as of September 30, 2009 and 2008 were reclassified to a component of total equity in the combined and consolidated balance sheet and for the three and nine months ended September 30, 2009 and 2008, non-controlling interest is excluded from net income in the combined and consolidated statement of operations.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 2.

Summary of Significant Accounting Policies (Continued)

Treasury Stock

Treasury stock is accounted for using the cost method. When treasury stock is reissued, the value is computed and recorded using a weighted-average basis. All treasury stock was retired in 2008.

Recent Accounting Pronouncements

On July 1, 2009, the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) became the single official source of authoritative, nongovernmental GAAP, superseding existing FASB, AICPA, EITF, and related literature. Prospectively, only one level of authoritative GAAP will exist, excluding the guidance issued by the Securities and Exchange Commission (SEC). All other literature will be non-authoritative. The Codification does not change GAAP but instead reorganizes the U.S. GAAP pronouncements into accounting Topics, and displays all Topics using a consistent structure. As the Codification does not change GAAP, it did not have a material impact on our combined and consolidated financial statements. The Codification was effective on a prospective basis for interim and annual reporting periods ending after September 15, 2009.

In May 2009, new guidance was issued under ASC Topic 855, “Subsequent Events,” which established general standards of accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. The new standard provides guidance on the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. We adopted the new guidance during the second quarter of 2009, and its application had no impact on our combined and consolidated financial statements. We evaluated subsequent events through the date the accompanying combined and consolidated financial statements were issued, which was January 25, 2010.

In March 2008, the Company adopted ASC guidelines under the topic “Derivatives and Hedging,” which provides for enhanced disclosures about the use of derivatives and their impact on a Company’s financial position and results of operations. This requirement is effective for the Company’s fiscal year 2009. The Company does not expect this guidance to have a material impact on its financial position, results of operations, or cash flows.

In December 2007, new guidance was used under ASC Topic 805, “Business Combinations,” which provides for greater consistency in the accounting and reporting of business combinations. This guidance requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in the transaction and any non-controlling interest in the acquiree at the acquisition date, measured at fair value at that date. This includes the measurement of the acquirer’s shares issued as consideration in a business combination, the recognition of contingent consideration, the accounting for pre-acquisition gains and loss contingencies, the recognition of capitalized in–process research and development, the accounting for acquisition related restructuring cost accruals, the treatment of acquisition related transaction costs and the recognition of changes in the acquirer’s income tax valuation allowance and deferred taxes. One significant change in this statement is the requirement to expense direct costs of the transaction, which under existing standards is included in the purchase price of the acquired company. This statement also established disclosure requirements to enable the evaluation of the nature and financial effect of the business combination. This requirement is effective for business combinations consummated after December 31, 2008. GAAP also requires that any adjustments to uncertain tax positions from business combinations consummated prior to December 31, 2008 will no longer be recorded as an adjustment to goodwill, but will be reported in income.

In September 2006, new guidance was issued under ASC Topic 820,"Fair Value Measurements." This guidance defines fair value, establishes a framework for measuring fair value and expands disclosure requirements about fair value measurements that was effective for our Company on January 1, 2008. However, in February 2008, the effective date of this guidance was delayed until January 1, 2009 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The adoption of' this requirement for our financial assets and liabilities did not have a material impact on our financial position or results of operations. We do not expect the adoption of this guidance for our nonfinancial assets and liabilities, effective January 1, 2009, to have a material impact on our financial position or results of operations. See Note 3 for further discussion.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 2.

Summary of Significant Accounting Policies (Continued)

Recent Accounting Pronouncements (Continued)

In June 2006, ASC Topic 740, “Accounting for Uncertainty in Income Taxes,” was issued which addresses recognition and/or disclosure of any uncertain tax positions taken by the Company. The requirement is effective for the Company for the year ended December 31, 2009. The Company does not expect this standard to have a material impact to the combined and consolidated financial statements.

Note 3

Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy prescribed by the accounting literature contains three levels as follows:

Level 1—Quoted prices in active markets for identical assets or liabilities.

Level 2—Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

In addition, ASC 820 requires the Company to disclose the fair value for financial assets on both a recurring and non-recurring basis.

The carrying value of cash and cash equivalents, accounts receivable, other assets and trade accounts payable approximate fair value due to the short-term nature of these instruments. As of September 30, 2009 and December 31, 2008, the Company had approximately $2,817,000 and $1,673,000, respectively, invested in an overnight repurchase account which is classified as Level 2.

Note 4.

Business Combinations

On June 1, 2009, the Company completed the acquisition of all rights to the BROVEX product lines including related trademarks and inventory for $450,000 in cash paid at closing. All BROVEX-related inventory, raw materials and work in progress purchased by Pernix were valued at approximately $211,000 and included in the $450,000 payment. See Note 11 for further discussion.

The following summarizes the preliminary estimated fair values of the acquired assets (subject to final adjustment) at the date of acquisition:

Inventories	$211,000
Intangible assets – trade name	239,000
Total	$450,000

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 5.

Accounts Receivable

Accounts receivable consist of the following:

	September 30, 2009	December 31, 2008
Trade accounts receivable	$5,205,520	$2,496,167
Less allowance for discounts	(190,126)	(95,144)
Adjustments to reconcile net income to net cash provided by operating activities:	$5,015,394	$2,401,023

The Company typically requires customers to remit payments within 30 days. The Company offers wholesale distributors a prompt payment discount as an incentive to remit payment within the first 30 days after the invoice date. This discount is generally between 2% and 7%. Because the Company’s wholesale distributors typically take the prompt payment discount, the Company accrues 100% of the prompt payment discounts, based on the gross amount of each invoice, at the time of the sale, and the Company applies earned discounts at the time of payment. The Company adjusts the accrual periodically to reflect actual experience. Accounts receivable is stated net of estimated discounts. The Company’s management evaluates accounts receivable to determine if a provision for doubtful accounts is appropriate. As of September 30, 2009, the net amount of accounts receivable was considered collectible and no allowance for doubtful accounts had been recorded.

Note 6.

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of the following:

	September 30, 2009	December 31, 2008
Prepaid expenses	$124,664	$16,847
Deposits on inventory	334,846	440,369
Prepaid contracts	61,350	—
Prepaid development fee	1,000,000	—
Prepaid taxes	61,000	—
Other receivable	137,000	—
Total	$1,718,860	$457,216

See Note 13 for discussion of the prepaid development fee and other receivable.

Note 7.

Inventory

Inventory consists of the following:

	September 30, 2009	December 31, 2008
Purchased finished goods	$709,323	$1,520,928
Purchased samples	687,269	285,437
Inventory held by third party	18,901	—
	1,415,493	1,806,365
Allowance for samples inventory	(687,269)	(285,437)
	$728,224	$1,520,928

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 8.

Property, Plant & Equipment

Property and equipment consists of the following:

	September 30, 2009	December 31, 2008
Land	$—	$71,078
Buildings	—	179,363
Equipment	158,503	158,503
Furniture and fixtures	24,596	24,596
	183,099	433,540
Less accumulated depreciation	(141,498)	(160,217)
	$41,601	$273,323

Depreciation expense amounted to approximately $5,000 and $7,000 for the three months ended September 30, 2009 and 2008, respectively, and approximately $17,000 and $27,000 for the nine months ended September 30, 2009 and 2008, respectively.

The Company no longer owns any real property. In July 2009, Pernix distributed all of its real property, consisting of a 5,000 square-foot office facility and a 7,200 square-foot warehouse facility in Magnolia, TX and a 1,000 square-foot office facility and a 2,500 square-foot warehouse facility in Gonzalez, LA to its stockholders. At the time of the distribution the aggregate estimated value of the two properties was approximately $1,310,000. Each stockholder of Pernix contributed his or her interests in these two properties to a limited liability company wholly-owned by the stockholders of Pernix (in proportion to their respective ownership interests in Pernix) that, in turn, leased both properties back to Pernix. The term of each lease is month to month and may be terminated by either party without penalty. As of August 15, 2009, Pernix pays rent of $2,500 and $1,500 per month for the Texas and Louisiana facilities, respectively. The Company believes these amounts reflect market rates that are as favorable to Pernix as could be obtained with unrelated third parties, and expects that its current facilities are sufficient to meet its needs into the foreseeable future.

Note 9.

Employee Compensation and Benefits

The Company participates in a 401(k) plan (the “Plan”), which covers substantially all full-time employees. The Plan provides for the payment of the employee's vested portion of the Plan upon termination, retirement, disability, or death. The Plan is funded by employee contributions and discretionary matching contributions determined by management. At the Company’s discretion, it may match up to 100 percent of each employee's contribution, but not greater than the first 6 percent of the employee's individual salary. Employees are 100 percent vested in employee and employer contributions when participation in the Plan begins. The expense for the three month periods ended September 30, 2009 and 2008, is approximately $29,000 and $26,000, and for the nine month periods ended September 30, 2009 and 2008 is approximately $167,000 and $133,000, respectively.

Employment Agreements

The Company entered into a three-year employment agreement with its President on June 1, 2008 pursuant to which its President receives an annual base salary of $264,000 (which was subsequently increased to $295,000), and is eligible to receive bonus payments in such amounts as the board of directors may determine. In the event the President terminates this agreement prior to May 31, 2011, or the Company terminates the agreement for cause, the President is required to pay the Company a termination fee equal to 10% of his annual base salary, plus 10% of the aggregate amount of bonus payments received by him under the terms of the agreement. The agreement also provides that the President is entitled to an amount equal to the unpaid portion of his annual base salary, less all required deductions, if his employment is terminated without cause and that he is subject to a non-compete clause for two years following termination of employment.

In December 2008, Pernix entered into an employment agreement with the Vice President of Operations (the “VP”) that continues through December 31, 2009, and automatically renews for one year terms thereafter unless otherwise terminated by either party pursuant to the terms of the agreement. Under the agreement, the VP receives an annual base salary of $200,000 (which was subsequently increased to $208,000 effective January 1, 2010). The agreement also requires the Company to pay the VP a bonus ranging from 50% to 100% of his annual base salary for the 2009 fiscal year. The VP is entitled to one year’s base salary, as well as health insurance for one year, if his employment is terminated without cause.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 9.

Employee Compensation and Benefits (Continued)

Stock Compensation Expense

The stock compensation of $681,000 is related to a stock transaction in January 2009 at a discount to fair value between one outside stockholder and certain officers of Pernix.

Note 10.

Major Customers

The Company’s customers consist of drug wholesalers, retail drug stores, mass merchandisers and grocery store pharmacies in the United States. The Company primarily sells products directly to drug wholesalers, which in turn distribute the products to retail drug stores, mass merchandisers and grocery store pharmacies. The following tables list all of the Company’s customers that individually comprise greater than 10% of total gross product sales and their aggregate percentage of the Company’s total gross product sales for the three and nine months ended September 30, 2009 and 2008, and all customers that comprise more than 10% of total accounts receivable and such customers’ aggregate percentage of the Company’s total accounts receivable as of September 30, 2009 and December 31, 2008:

Gross Product Sales	For the three months ended September 30,		For the nine months ended September 30,
	2009	2008	2009	2008
Cardinal Health, Inc.	45%	46%	38%	42%
McKesson Corporation	20%	26%	27%	28%
Morris Dickson	17%	13%	14%	13%
Amerisource Bergen Drug Corporation	12%	8%	13%	9%
Total	94%	93%	92%	92%

Accounts Receivable	September 30, 2009	December 31, 2008
Cardinal Health, Inc.	38%	36%
McKesson Corporation	31%	33%
Morris & Dickson	15%	14%
Amerisource Bergen Drug Corporation	12%	10%
Total	96%	93%

Note 11.

Intangible Assets

Intangible assets consist of the following at September 30, 2009:

Description	Life	September 30, 2009	December 31, 2008
Patent	12 years	$500,000	$500,000
Product licenses and rights – Kiel Technology	15 years	727,778	627,778
Product licenses - Ubiquinone	3 years	260,000	260,000
Trademark rights - Brovex	8 years	238,758	—

		1,726,536	1,387,778

Accumulated amortization		(362,131)	(208,399)
		$1,364,405	$1,179,379

Patents

Gaine entered into a patent assignment with the original owners of a U.S. patent for an active pharmaceutical ingredient that the Company expects to use in four of its product candidates. Gaine paid $500,000 for the ownership of this patent.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 11.

Intangible Assets (Continued)

Product Licenses

The Company acquired rights to certain products incorporating the patented drug delivery technology owned by Kiel pursuant to a development agreement dated November 2006. Pursuant to the 2006 development agreement, Kiel agreed to develop certain products using the Kiel technology, including ALDEX AN and PEDIATEX TD, and granted Gaine an exclusive, worldwide license to manufacture and market these products at its expense. Gaine, in turn, licensed these products to Pernix.

The term of this license is 15 years. As consideration for the license and development of these products, Gaine paid Kiel an aggregate fee of $800,000.

During 2008, the Company deemed one of the products covered under the development agreement with Kiel to be unmarketable and accordingly, at December 31, 2008, the Company recognized an impairment loss of approximately $172,000.

In September 2008, the Company acquired a license to market and sell Ubiquinone 58b 90 mg quick dissolve/chewable medical food tablets (“Ubiquinone”), which Pernix has branded as QUINZYME. As consideration for the license, the Company paid a licensing fee of $260,000, $25,000 of which was payable upon execution of the agreement, $25,000 of which was payable on the date the Company’s Ubiquinone products were first shipped from the manufacturer, and thereafter $10,000 per month for 21 months. Additionally, certain minimum royalty payments were required based on the volume of sales by the Company. The initial term of the license was three years. In October 2009, Pernix entered into a settlement agreement with the licensor of Ubiquinone. For addition information, see Note 15.

Amortization expense amount to approximately $53,000 and $24,000 for the three months ended September 30, 2009 and 2008, respectively, and approximately $155,000 and $74,000 for the nine months ended September 30, 2009 and 2008, respectively.

Purchase of BROVEX

In June 2009, we entered into an asset purchase agreement with DaySpring Pharma, LLC, pursuant to which we obtained all rights to the BROVEX product line, including related trademarks and inventory for $450,000 in cash paid at the closing. See Note 4.

Estimated amortization expense related to intangible assets for each of the five succeeding years is as follows:

Period ending September 30, 2009,	Amount
2009, 4th Quarter	$62,000
2010	209,000
2011	194,000
2012	122,000
2013	122,000
2014	122,000
Thereafter	533,000
$1,364,000

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 12.

Accrued Expenses

Other accrued expenses consist of the following:

	September 30, 2009	December 31, 2008
Accrued returns allowance	$3,714,353	$2,385,333
Accrued contracted vendor discounts	766,580	613,914
Accrued Medicaid rebates	973,783	737,579
Accrued dividends	—	—
Accrued taxes	—	112,593
Other	467,500	282,537
Total	$5,922,216	$4,131,956

The Company’s customers may return products due to product expiration and product replacement. On average, products are returned approximately 18 months following purchase. Returns allowance is estimated based on historical experience.

Certain vendors have negotiated contracted discounts that are based on sales volumes. These discounts are paid quarterly.

Note 13.

Commitments and Contingencies

License Agreements

On January 30, 2009, Pernix and Kiel memorialized their then existing oral licensing arrangement pursuant to which Kiel granted the Company an exclusive license without geographic limitation to use Kiel’s patented drug delivery technology and related intellectual property, or “Kiel technology,” to manufacture and market the ALDEX CT, ALDEX D, ALDEX DM and Z-COF-8DM products in exchange for royalty fees. The agreement may be terminated by either party at any time after January 30, 2011 without cause upon 30 days written notice to the other party.

The patents covering the Kiel technology expire in 2026 and 2027.

For a description of the Company’s other patent and license agreements, see Note 11.

Service Agreements

•

The Company receives data packages on a monthly basis from a third party provider. The Company is obligated to pay for these services in advance on a quarterly basis. Pernix is contracted to pay approximately $16,000 quarterly for these services until the contract expires on February 28, 2011.

•

The Company utilizes a third-party warehousing and order processing service provider that handles receipt and shipping of goods, return processing, product recalls, as well as additional services. Pernix paid the third party a one-time implementation fee of approximately $11,000, which is to be amortized over two years. Additionally, the third-party will be used to service various reporting requirements which has an agreed upon fee of $5,000.

Co-promotion agreement

The Company seeks to enter into co-promotion agreements to enhance its promotional efforts and sales of its products. The Company may enter into co-promotion agreements whereby it obtains rights to market other parties’ products in return for certain commissions or percentages of revenue on the sales Pernix generates. Alternatively, Pernix may enter into co-promotion agreements with respect to its products that are not aligned with its product focus or when Pernix lacks sufficient sales force representation in a particular geographic area. As of December 15, 2009, Pernix had entered into three co-promotion agreements to market other parties’ products. To date, these agreements have not contributed to a material part of Pernix’s net sales but may in the future.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 13.

Commitments and Contingencies (Continued)

Other agreements

On July 27, 2009, the Company and Macoven entered into an agreement whereby the Company granted Macoven a non-exclusive license to develop, market and sell generic products based on the Company’s branded products. The initial term of the agreement is 18 months, and is automatically renewable for successive twelve month terms unless terminated by either party. Pursuant to the terms of the agreement, the Company paid Macoven a one-time development fee of $1,500,000. This fee is being amortized over the 18-month term of the agreement. The unamortized balance of the fee of $1,333,333 is included as $1,000,000 in current assets and $333,333 in long-term assets. The Company has the exclusive rights to 100% of the proceeds from sales of generic equivalents of the Company’s products. Additionally, the Company is entitled to 10% of Macoven’s net profit in consideration for providing certain administrative, distribution and management services to Macoven. In the third quarter of 2009, Macoven launched its first Pernix-based generic product, Pyril DM, an authorized generic based on Pernix's ALDEX DM product and will pay Pernix approximately $137,000, representing 100% of the proceeds from sales of this product plus administrative fees for the period July 27, 2009 to September 30, 2009.

See Note 8 regarding certain leases of the Company.

In July 2009, the Company entered into a finance agreement with Protoform pursuant to which we advanced Protoform $300,000 to finance the renovation of a manufacturing facility. In consideration of this advance, the Company will receive certain discounts and credits on the Company branded products manufactured by Protoform. Additionally, Protoform agreed to pay the Company 10% of its gross profits for the period beginning on the two-year anniversary of the manufacturing facility becoming operational, and ending on July 15, 2016.

Uninsured Liabilities

The Company is exposed to various risks of losses related to torts: theft of, damage to, and destruction of assets; errors and omissions; injuries to employees; and natural disasters for which the Company maintains a general liability insurance with limits and deductibles that management believes prudent in light of the exposure of the Company to loss and the cost of the insurance.

Other

The Company is subject to various claims and litigation arising in the ordinary course of business. In the opinion of management, the outcome of such matters will not have a material effect on the financial position or results of operations of the Company.

Note 14.

Income Taxes

Income taxes related to the operations of Gaine were a tax benefit of $60,000 and $61,000 for the three and nine months ended September 30, 2009, respectively, and an income tax expense of approximately $10,000 and $19,000 for the three and nine months ending September 30, 2008, respectively.

Note 15.

Subsequent Events

In preparing these combined and consolidated financial statements, management has reviewed and considered for disclosure all significant events occurring through January 25, 2010, the date of financial statement issuance.

On October 6, 2009, the Company entered into an Agreement and Plan of Merger with Golf Trust of America, Inc. (“GTA”). Under the Agreement, a wholly owned subsidiary of GTA will merge with Pernix and GTA will issue 41,800,000 shares of its common stock to the Company’s stockholders, representing approximately 84% of the combined company’s outstanding common stock on a fully diluted basis. On the closing date of the Agreement, (i) Pernix will become a wholly owned subsidiary of GTA, (ii) the President of Pernix will be appointed President and Chief Executive Officer of GTA and (iii) GTA’s Board will be reconstituted, with three Board members selected by Pernix and two existing directors of GTA retained.

PERNIX THERAPEUTICS, INC.
NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 15.

Subsequent Events (Continued)

The transaction is subject to approval by GTA’s stockholders, regulatory approvals and other customary closing conditions. Upon closing, the combined company will adopt the name Pernix Therapeutics Holdings, Inc. GTA will pursue approval from NYSE Amex for continued listing status, which is a condition to closing.

Pursuant to the merger agreement, so long as a distribution would not cause the merger to fail to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code, Pernix may, prior to the closing, declare one or more distributions to cover each Pernix stockholder’s tax liabilities related to Pernix’s pre-closing income using a 46% tax rate. As of September 30, 2009, Pernix had paid cash distributions totaling approximately $6,108,000 to its stockholders to cover their income tax obligations related to Pernix’s 2009 income. In December 2009, Pernix paid a cash distribution of approximately $3,348,000, representing Pernix’s stockholders’ remaining estimated income tax obligations related to Pernix’s 2009 income. If the merger closes prior to March 15, 2010, Pernix intends to make an election to be taxed as a corporation retroactive to January 1, 2010. To the extent this election is made, Pernix does not expect to make additional distributions to its stockholders related to Pernix’s 2010 income. Alternatively, if the merger does not close by March 15, 2010, Pernix expects to declare a distribution to its stockholders immediately prior to closing the merger to cover their income tax obligations related to Pernix’s income from January 1, 2010 to the closing of the merger. The amount of this potential distribution is not known at this time.

At a special meeting held on December 2, 2009, Pernix’s board of directors approved bonuses for Pernix’s directors, members of senior management and administrative personnel in the aggregate amount of approximately $1.0 million, compared to approximately $750,000 in bonuses paid for fiscal year 2008.

On October 27, 2009, the Company executed a cancellation and settlement agreement related to a license agreement for the Company’s QUINZYME line. Pursuant to the agreement, the Company paid a one-time settlement fee of $250,000 to the licensor. In consideration for this amount, the licensor agreed not to sell, develop or cause to be developed any ubiquinone products (the active ingredient in Pernix’s QUINZYME line) for a period of two years. No further payments will be due under the former agreement.

On January 8, 2010, Pernix entered into an asset purchase agreement with Sciele Pharma, Inc. to acquire substantially all of Sciele Pharma's assets and rights relating to CEDAX, a prescription antibiotic used to treat mild to moderate infections of the throat, ear and respiratory tract, for an aggregate purchase price of $6.1 million. The closing is subject to a number of customary closing conditions and contingencies, including obtaining all necessary third party consents to Sciele Pharma's assignment of its rights under certain manufacturing agreements and intellectual property licenses to Pernix. Pernix expects to fund its acquisition of the CEDAX assets using existing cash and cash equivalents and cash flows provided by existing operations. The acquisition is expected to close during the first quarter of 2010.

Annex A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

GOLF TRUST OF AMERICA, INC.

GTA ACQUISITION, LLC

AND

PERNIX THERAPEUTICS, INC.

A - i

ARTICLE V. CONDUCT OF BUSINESS		A-27
5.1		A-27
5.2		A-28
ARTICLE VI. ADDITIONAL AGREEMENTS		A-30
6.1	No Solicitation	A-30
6.2	Proxy Statement	A-32
6.7	Cooperation Regarding Legal Matters	A-33
6.8	Public Disclosure	A-34
ARTICLE VII. TAX MATTERS		A-35
7.1	Section 368(a) Reorganization	A-35
7.4	Cooperation on Tax Matters	A-35
7.5	Certain Taxes and Fees	A-36
ARTICLE VIII. CONDITIONS TO MERGER		A-36
8.1	Conditions to Each Party’s Obligation to Effect the Merger	A-36
8.2	Additional Conditions to the Obligations of Public Company and the Transitory Subsidiary	A-37
8.3	Additional Conditions to the Obligations of Merger Partner	A-37
ARTICLE IX. TERMINATION AND AMENDMENT		A-38
9.1	Termination	A-38
9.4	Amendment	A-40
ARTICLE X. MISCELLANEOUS		A-41
10.1		A-41
10.3		A-42

Schedule A	Merger Partner Stockholders*
Schedule B	Public Company Executive Officer Stockholders*
Schedule C	Public Company Director Stockholders*
Schedule D	Merger Consideration Issuable to Merger Partner Stockholders*
Exhibit A	Form of Merger Partner Stockholder Agreement
Exhibit B	Form of Executive Officer Stockholder Agreement
Exhibit C	Form of Director Stockholder Agreement
Exhibit D	Form of Couchman Stockholder Agreement
Exhibit E	Surviving Entity Articles of Organization*
Exhibit F	Surviving Entity Operating Agreement*
Exhibit G	Form of 2009 Stock Incentive Plan

A - ii

GLOSSARY OF DEFINED TERMS

Acquisition Proposal	A-31
Affiliate	A-6
Agreement	A-1
Assessment Period	A-35
Benefit Plan	A-14
Cash and Cash Equivalents	A-20
Certificates	A-4
Closing Date	A-2
Closing	A-2
Code	A-9
Confidentiality Agreement	A-30
Couchman Stockholder Agreement	A-2
Director Stockholder Agreements	A-2
Effective Time	A-2
Environmental Law	A-12
ERISA	A-13
Exchange Ratio	A-4
Executive Officer Stockholder Agreements	A-2
GAAP	A-8
Governmental Entity	A-8
Governmental Licenses	A-14
Hazardous Substance	A-13
LBCL	A-1
Liens	A-11
LLLCL	A-1
Louisiana Certificate of Merger	A-2
Merger	A-1
Merger Direction Election	A-2
Merger Partner	A-1
Merger Partner Balance Sheet	A-8
Merger Partner Balance Sheet Date	A-8
Merger Partner Board	A-1
Merger Partner Common Stock	A-4
Merger Partner Disclosure Schedule	A-5
Merger Partner Financial Statements	A-8
Merger Partner Insurance Policies	A-14
Merger Partner Leased Real Property	A-10
Merger Partner Material Adverse Effect	A-5
Merger Partner Material Contracts	A-11
Merger Partner Real Property Transfers	A-10
Merger Partner Stockholder Agreements	A-1
Merger Partner Voting Proposal	A-8
MGCL	A-1
Net Assets	A-20
Net Working Capital	A-20
NYSE AMEX	A-2
Ordinary Course of Business	A-8
Outside Date	A-38

A - iii

Post-Merger 8-K	A-32
Public Company	A-1
Public Company Balance Sheet	A-19
Public Company Board	A-1
Public Company Charter Amendment	A-3
Public Company Common Stock	A-3
Public Company Disclosure Schedule	A-15
Public Company Form 10-K	A-19
Public Company Insurance Policies	A-25
Public Company Leased Real Property	A-22
Public Company Material Adverse Effect	A-15
Public Company Material Contracts	A-23
Public Company Meeting	A-18
Public Company Owned Real Property	A-22
Public Company Preferred Stock	A-16
Public Company Recent SEC Documents	A-20
Public Company SEC Documents	A-19
Public Company Stock Options	A-16
Public Company Stockholders Agreements	A-2
Public Company Stock Plans	A-16
Public Company Voting Proposals	A-19
Record Date	A-18
Release	A-13
Representatives	A-30
Requisite Vote	A-19
Reverse Stock Split	A-3
SEC	A-1
Securities Act	A-6
Specified Time	A-30
Subsidiary	A-6
Superior Proposal	A-30
Surviving Entity	A-1
Tax	A-9
Tax Returns	A-8
Taxes	A-8
Transitory Subsidiary	A-1

A - iv

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of October 6, 2009, is by and among Golf Trust of America, Inc., a Maryland corporation (“Public Company”), GTA Acquisition, LLC, a Louisiana limited liability company and a wholly owned subsidiary of Public Company (the “Transitory Subsidiary”), and Pernix Therapeutics, Inc., a Louisiana corporation (“Merger Partner”).

WHEREAS, the Board of Directors of Public Company (the “Public Company Board”) and the Board of Directors of Merger Partner (the “Merger Partner Board”) each deem it advisable and in the best interests of their respective corporation and its stockholders that Public Company and Merger Partner combine in order to advance the long-term business interests of the corporations;

WHEREAS, the combination of Public Company and Merger Partner shall be effected through a merger (the “Merger”) of Merger Partner into Transitory Subsidiary in accordance with the terms of this Agreement and the Louisiana Limited Liability Company Law (the “LLLCL”) and Louisiana Business Corporation Law (the “LBCL”), with Transitory Subsidiary as the surviving entity and a wholly owned subsidiary of Public Company (“Surviving Entity”);

WHEREAS, the sole manager of Transitory Subsidiary and Merger Partner Board have each approved this Agreement and the transactions contemplated hereby as in the best interests of their respective entities and their stockholders or members (as applicable) and have recommended that their respective stockholders or members approve this Agreement;

WHEREAS, the Public Company Board has (i) approved this Agreement and the transactions contemplated hereby as in the best interests of Public Company and its stockholders, has recommended that its stockholders approve this Agreement, and has directed that this Agreement be submitted to its stockholders for their approval, (ii) expressly ratified, confirmed and approved, pursuant to Section 3-601(j)(3) of the Maryland General Corporation Law (the “MGCL”), that neither James E. Smith, Jr. nor Cooper C. Collins is nor will be an “interested stockholder” as defined in Section 3-601(j) of the MGCL by virtue of the transactions contemplated by this Agreement and (iii) by irrevocable resolution, exempted from the provisions of Section 3-602 of the MGCL any “business combination” (as such term is defined in Section 3-601(e) of the MGCL) arising at any time following the execution of this Agreement involving Public Company and any current stockholder of Merger Partner, any beneficiary or transferee of such stockholder pursuant to will, intestacy or other testamentary document or applicable laws of descent in the event of the death of such stockholder or any of their present or future Affiliates to the fullest extent permitted by Section 3-603(c) of the MGCL;

WHEREAS, Public Company has approved this Agreement as the sole member of Transitory Subsidiary, and the stockholders of Merger Partner have approved this Agreement by unanimous written consent;

WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to Public Company’s willingness to enter into this Agreement, all of the stockholders of Merger Partner, which are listed on Schedule A to this Agreement, have entered into Stockholder Agreements, dated as of the date of this Agreement, in the form attached hereto as Exhibit A (the “Merger Partner Stockholder Agreements”), pursuant to which each such stockholder has, among other things and subject to the provisions of the applicable Merger Partner Stockholder Agreement, agreed (i) not to transfer or otherwise dispose of his shares of capital stock of Merger Partner prior to the Effective Time (ii) not to transfer or otherwise dispose of any Public Company Common Stock received in exchange for his shares of capital stock of Merger Partner pursuant to the Merger for a period beginning as of the Effective Time and ending on the first anniversary of the filing of the Post-Merger 8-K with the U.S. Securities and Exchange Commission (the “SEC”) and (iii) subject to the provisions of the applicable Merger Partner Stockholder Agreement, during the three-year period beginning on the first anniversary of the filing of the Post-Merger 8-K with the SEC, not to transfer or otherwise dispose of more than one-third of the Public Company Common Stock received in exchange for his shares of capital stock of Merger Partner pursuant to the Merger during any one year period;

WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to Merger Partner’s willingness to enter into this Agreement, the executive officers of Public Company listed on Schedule B to this Agreement have entered into stockholder agreements, dated as of the date of this Agreement, in the form attached hereto as Exhibit B (the “Executive Officer Stockholder Agreements”), pursuant to which each executive officer has, among other things, agreed, subject to the terms of the applicable Executive

Officer Stockholder Agreement, not to transfer or otherwise dispose of the shares of Public Company Common Stock that such executive officer owns or may acquire for a period beginning as of the date of this Agreement and ending on the first anniversary of the filing of the Post-Merger 8-K with the SEC; and

WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to Merger Partner’s willingness to enter into this Agreement, the directors of Public Company listed on Schedule C to this Agreement have entered into stockholder agreements, dated as of the date of this Agreement, in the form attached hereto as Exhibit C (the “Director Stockholder Agreements”), pursuant to which each such director has, among other things, agreed (i) to give Merger Partner an irrevocable proxy to vote all of the shares of Public Company Common Stock that such director owns or may acquire in favor of the Public Company Voting Proposals, (ii) with respect to all of the shares of Public Company Stock acquired by such director through purchases on the open market from any party other than Public Company or an Affiliate of Public Company, (A) not to transfer or otherwise dispose of such shares of Public Company Common Stock prior to the Effective Time and for ninety (90) days after the Effective Time and (B) from and after the ninety-first day following the Effective Time until the first anniversary of the Effective Time, not to transfer or otherwise dispose of any such shares of Public Company Common Stock during any single calendar week in excess of the product of (1) the total number of shares of Public Company Common Stock beneficially owned by such director as of the date of this Agreement divided by the total number of shares of Public Company Common Stock beneficially owned by all of the current members of the Public Company Board other than the Chief Executive Officer and Jonathan M. Couchman as of the date of this Agreement, multiplied by (2) 29% of the trading volume of Public Company Common Stock during the prior calendar week as reported on New York Stock Exchange AMEX Equities (the “NYSE AMEX”) and (iii) with respect to all shares of Public Company Common Stock acquired by such director from Public Company or an Affiliate of Public Company and subject to the provisions of the applicable Director Stockholder Agreement, not to transfer or otherwise dispose of such shares of Public Company Common Stock for a period beginning as of the date of this Agreement and ending on the first anniversary of the filing of the Post-Merger 8-K with the SEC; and

WHEREAS, concurrently with the execution and delivery of their Agreement and as a condition and inducement to Merger Partner’s willingness to enter into this Agreement, Jonathan M. Couchman, a director of Public Company, has entered into a stockholder agreement, dated as of the date of this Agreement, in the form attached hereto as Exhibit D (the “Couchman Stockholder Agreement” and together with the Executive Officer Stockholder Agreements and Director Stockholder Agreements, the “Public Company Stockholder Agreements”) pursuant to which such director has, among other things, agreed to give Merger Partner an irrevocable proxy to vote all of the shares of Public Company Common Stock that such director owns or may acquire in favor of the Public Company Voting Proposals.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, Public Company, the Transitory Subsidiary and Merger Partner agree as follows:

ARTICLE I.

THE MERGER

1.1

Effective Time of the Merger. Subject to the provisions of this Agreement, prior to the Closing, the Surviving Entity shall prepare, and on the Closing Date or as soon as practicable thereafter Public Company and the Surviving Entity shall cause to be filed (i) a certificate of merger with the Secretary of State of the State of Louisiana (the “Louisiana Certificate of Merger”) in such form as is required by, and executed by the Surviving Entity in accordance with, the relevant provisions of the LLLCL and LBCL and (ii) all other related filings or recordings required under the LLLCL and LBCL. The Merger shall become effective upon the filing of the Louisiana Certificate of Merger with the Secretary of State of the State of Louisiana or at such later time as Public Company and Merger Partner may agree in writing (the “Effective Time”). The Louisiana Certificate of Merger shall provide that the name of the Surviving Entity as of and after the Effective Time shall be Pernix Therapeutics, LLC.

1.2

Closing. The closing of the Merger (the “Closing”) will take place at 10:00 a.m., Eastern time, on a date to be specified by Public Company and Merger Partner (the “Closing Date”), which shall be no later than the second business day after satisfaction or waiver of the conditions set forth in Article VIII (other than delivery of items to be delivered at the Closing and other than satisfaction of those conditions that by their nature are to be satisfied at the Closing, it being understood that the occurrence of the Closing shall remain subject to the delivery of such items and the satisfaction or waiver of such conditions at the Closing), at the offices of Jones, Walker, Waechter, Poitevent, Carrère & Denègre L.L.P., 201 St. Charles Avenue, New Orleans, Louisiana 70170, unless another date, place or time is agreed to in writing by Public Company and Merger Partner. It is the intention of the parties that the Closing shall occur as soon as practicable after the Public Company Meeting.

1.3

Effects of the Merger. At the Effective Time, the separate existence of Merger Partner shall cease and Merger Partner shall be merged with and into Transitory Subsidiary, with Transitory Subsidiary being the Surviving Entity, and the Merger shall have the effects set forth in the LLLCL and LBCL. Notwithstanding anything contained in this Agreement to the contrary, Merger Partner may at any time prior to the fifth business day before the Closing Date, in its sole and absolute discretion, elect to change the direction of the Merger so that the separate existence of Transitory Subsidiary shall cease and Transitory Subsidiary shall be merged with and into Merger Partner, with Merger Partner being the Surviving Entity (the “Merger Direction Election”). In the event a Merger Direction Election is made, Merger Partner shall notify Public Company within two (2) business days of the occurrence of such Merger Direction Election. The parties shall use commercially reasonable efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to make the Merger Direction Election effective, including, without limitation, any amendments to this Agreement necessary to reflect the Merger Direction Election.

1.4

Articles of Organization; Operating Agreement. The Articles of Organization and Operating Agreement of Transitory Subsidiary at the Effective Time, copies of which are attached hereto as Exhibits E and F, respectively, shall be the Articles of Organization and Operating Agreement of the Surviving Entity. At the Effective Time, Public Company shall file the Certificate of Merger and any amendments to the Articles of Organization of the Surviving Entity necessary to reflect the change in name of the Surviving Entity to Pernix Therapeutics, LLC.

1.5

Manager and Officers of the Surviving Entity.

(a)

The sole manager of the Surviving Entity at the Effective Time shall be Public Company, until changed in accordance with applicable law.

(b)

The officers of the Surviving Entity at the Effective Time shall be the officers of Merger Partner at the Effective Time, until changed in accordance with applicable law.

ARTICLE II.
REVERSE SPLIT; CONVERSION OF SECURITIES

2.1

Potential Reverse Split of Public Company Common Stock.

(a)

If required by NYSE AMEX in order to approve the initial listing application to be filed by Public Company in accordance with NYSE AMEX Company Guide Section 341 in connection with this Agreement or in order to maintain the listing of Public Company Common Stock on the NYSE AMEX at and after the Closing, Public Company shall submit to its stockholders for approval and, if approved, immediately prior to the Effective Time, Public Company shall cause to be filed, Articles of Amendment to its Articles of Incorporation (the “Public Company Charter Amendment”), whereby, upon the effectiveness of filing of the Public Company Charter Amendment, without any further action on the part of Public Company, Merger Partner or any stockholder of Public Company:

(i)

Each such whole number of shares of common stock, $0.01 par value per share, of Public Company (“Public Company Common Stock”) as may be reasonably requested by Merger Partner issued and outstanding immediately prior to the effective time specified in the Public Company Charter Amendment shall be reclassified and combined into and become one fully paid and nonassessable share of Public Company Common Stock (the “Reverse Stock Split”); and

(ii)

Any shares of Public Company Common Stock held as treasury stock or owned by Public Company immediately prior to the filing of the Public Company Charter Amendment shall each be reclassified in the manner determined pursuant to Section 2.1(a)(i).

(b)

No certificates or scrip representing fractional shares of Public Company Common Stock shall be issued in connection with the Reverse Stock Split. With respect to each holder of shares of Public Company

Common Stock who would otherwise have been entitled to receive a fraction of a share of Public Company Common Stock (after taking into account all fractional shares of Public Company Common Stock otherwise issuable to such holder), Public Company shall round the number of shares of Public Company Stock deliverable to such holder up to the nearest whole number, entitling such holder to receive, in lieu of such fractional share, one share of Public Company Common Stock.

(c)

To give effect to, and as of the effective time of, the Reverse Stock Split, Public Company shall adjust and proportionately decrease the number of shares of Public Company Common Stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and other rights to acquire Public Company Common Stock.

(d)

The Exchange Ratio shall be appropriately adjusted at the Effective Time to reflect fully the effect of the Reverse Stock Split.

2.2

Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of the capital stock of Merger Partner or the holder of any units of the Transitory Subsidiary:

(a)

Units of Transitory Subsidiary. Each unit of membership interest of Transitory Subsidiary issued and outstanding immediately prior to the Effective Time shall be unaffected by virtue of the Merger, and shall continue to remain issued and outstanding at the Effective Time.

(b)

Cancellation of Treasury Stock. All shares of the common stock of Merger Partner, no par value per share (the “Merger Partner Common Stock”) that are owned by Merger Partner as treasury stock or by any wholly owned Subsidiary of Merger Partner immediately prior to the Effective Time shall be cancelled and no stock of Public Company or other consideration shall be delivered in exchange therefor.

(c)

Exchange Ratio for Merger Partner Common Stock. Each share of Merger Partner Common Stock (other than shares to be cancelled in accordance with Section 2.2(b)) shall be converted into the right to receive 209,000 shares of Public Company Common Stock (representing, in the aggregate, 41,800,000 shares of Public Company stock issuable to the stockholders of Merger Partner in connection with the Merger), subject to adjustment as provided in Section 2.1(d) (the “Exchange Ratio”). Schedule D to this Agreement sets forth a list of all stockholders of Merger Partner, the number of shares of Merger Partner Common Stock owned by each stockholder as of the date of this Agreement and the number of shares of Public Company Common Stock issuable to each stockholder in connection with the Merger (subject to adjustment as provided in Section 2.1(d)).

2.3

Exchange of Certificates. The procedures for exchanging outstanding shares of Merger Partner Common Stock for Public Company Common Stock pursuant to the Merger are as follows:

(a)

Each share of Merger Partner Common Stock converted pursuant to Section 2.2(c), when so converted, shall no longer be outstanding and shall automatically be cancelled and cease to exist. Each holder of a certificate or certificates that as of immediately prior to the Effective Time represented shares of Merger Partner Common Stock (the “Certificates”) shall cease to have any rights with respect thereto except the right to receive, upon surrender of such certificate or certificates to Public Company at the Closing, certificates representing the Public Company Common Stock into which the shares of Merger Partner Common Stock have been so converted.

(b)

No Fractional Shares. No certificate or scrip representing fractional shares of Public Company Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of Public Company. With respect to each holder of shares of Merger Partner Common Stock converted pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Public Company Common Stock (after taking into account the Certificates delivered by such holder representing all of the shares of Merger Partner Common Stock owned by such holder) Public Company shall round the number of shares of Public Company Common Stock deliverable to such holder up to the nearest whole number, entitling such holder to receive, in lieu of such fractional share, one share of Public Company Common Stock.

(c)

No Further Ownership Rights in Merger Partner Common Stock. All shares of Public Company Common Stock issued upon the surrender for exchange of Certificates in accordance with the terms hereof shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to such shares of Merger Partner Common Stock, and from and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Entity of the shares of Merger Partner Common Stock that were outstanding immediately prior to the Effective Time.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF MERGER PARTNER

Merger Partner represents and warrants to Public Company and the Transitory Subsidiary that the statements contained in this Article III are true and correct, except as expressly set forth herein or in the disclosure schedules attached hereto on the date of this Agreement (the “Merger Partner Disclosure Schedule”). The Merger Partner Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections contained in this Article III and the disclosure in any section shall qualify (1) the corresponding section in this Article III and (2) the other sections in this Article III only to the extent that it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other sections. For purposes hereof, “to the knowledge of Merger Partner” and similar expressions mean the knowledge of the persons identified on the Merger Partner Disclosure Schedule for this purpose, as well as any other knowledge which such persons would have possessed had they made reasonable inquiry with respect to the matter in question.

3.1

Organization, Standing and Power

(a)

Merger Partner is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana, has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted and as currently proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction listed on Section 3.1 of the Merger Partner Disclosure Schedule, which jurisdictions constitute the only jurisdictions in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, that have not had, and are not reasonably likely to have, a Merger Partner Material Adverse Effect.

(b)

For purposes of this Agreement, the term “Merger Partner Material Adverse Effect” means any material adverse change, event, circumstance or development with respect to, or material adverse effect on, (i) the business, assets, liabilities, condition (financial or other), or results of operations of Merger Partner and its Subsidiaries, taken as a whole, or (ii) the ability of Merger Partner and its Subsidiaries to consummate the transactions contemplated by this Agreement; provided, however, that the following shall not be deemed to be a Merger Partner Material Adverse Effect: any change or event caused by or resulting from (A) changes in prevailing economic or market conditions in the United States or any other jurisdiction in which such entity has substantial business operations, (B) changes or events, after the date hereof, affecting the industries in which they operate generally, (C) changes, after the date hereof, in generally accepted accounting principles or requirements applicable to Merger Partner and its Subsidiaries, (D) changes, after the date hereof, in laws, rules or regulations of general applicability or interpretations thereof by any Governmental Entity, (E) the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby or thereby or the announcement thereof, or (F) any outbreak of major hostilities in which the United States is involved or any act of terrorism within the United States or directed against its facilities or citizens wherever located; except, in the case of clauses (A), (B), (C) and (D), to the extent those changes have a materially disproportionate effect on Merger Partner and its Subsidiaries as compared to other similarly situated participants in the industries or markets in which Merger Partner and its Subsidiaries operate. For the avoidance of doubt, the parties agree that the terms “material,” “materially” and “materiality” as used in this Agreement with an initial lower case “m” shall have their respective customary and ordinary meanings, without regard to the meanings ascribed to Merger Partner Material Adverse Effect in the prior sentence of this paragraph or Public Company Material Adverse Effect in Section 4.1.

(c)

Merger Partner has provided or made available to Public Company complete and accurate copies of its Articles of Incorporation and Bylaws and is not in default under or in violation of any provision of either such document.

3.2

Capitalization.

(a)

The authorized capital stock of Merger Partner consists of 300 shares of Merger Partner Common Stock. As of the date of this Agreement, (i) 200 shares of Merger Partner Common Stock were issued and outstanding and (ii) no shares of Merger Partner Common Stock were held in the treasury of Merger Partner or by Subsidiaries of Merger Partner.

(b)

Section 3.2(b) of the Merger Partner Disclosure Schedule sets forth a complete and accurate list of the holders of Merger Partner Common Stock, showing the number of shares held by each stockholder.

(c)

There are no equity securities of any class of Merger Partner, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding and (ii) there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which Merger Partner or any of its Subsidiaries is a party or by which Merger Partner or any of its Subsidiaries is bound obligating Merger Partner or any of its Subsidiaries to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other equity interests of Merger Partner or any of its Subsidiaries or any security or rights convertible into or exchangeable or exercisable for any such shares or other equity interests, or obligating Merger Partner or any of its Subsidiaries to grant, extend, accelerate the vesting of, otherwise modify or amend or enter into any such option, warrant, equity security, call, right, commitment or agreement. Merger Partner does not have any outstanding stock appreciation rights, phantom stock, performance based rights or similar rights or obligations. Except with respect to the Merger Partner Stockholder Agreements, neither Merger Partner nor any of its Affiliates is a party to or is bound by any, and to the knowledge of Merger Partner, there are no, agreements or understandings with respect to the voting (including voting trusts and proxies) or sale or transfer (including agreements imposing transfer restrictions) of any shares of capital stock or other equity interests of Merger Partner. For purposes of this Agreement, the term “Affiliate” when used with respect to any party shall mean any person who is an “affiliate” of that party within the meaning of Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). There are no registration rights, and there is no rights agreement, “poison pill” anti-takeover plan or other agreement or understanding to which Merger Partner or any of its Subsidiaries is a party or by which it or they are bound with respect to any equity security of any class of Merger Partner.

(d)

All outstanding shares of Merger Partner Common Stock are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the LCBL, Merger Partner’s Articles of Incorporation or Bylaws or any agreement to which Merger Partner is a party or is otherwise bound. There are no obligations, contingent or otherwise, of Merger Partner or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Merger Partner Common Stock.

3.3

Subsidiaries.

(a)

Section 3.3(a) of the Merger Partner Disclosure Schedule sets forth each Subsidiary of Merger Partner and indicates (i) its name, (ii) the number and type of outstanding equity securities and a list of the holders thereof and (iii) the jurisdiction of formation. For purposes of this Agreement, the term “Subsidiary” means, with respect to any party, any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which such party (or another Subsidiary of such party) holds stock or other ownership interests representing (A) 50% or more of the voting power of all outstanding stock or ownership interests of such entity or (B) the right to receive 50% or more of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

(b)

Each Subsidiary of Merger Partner is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted and as currently proposed to be conducted, and is duly qualified to do business and is in good standing in each jurisdiction listed on Section 3.1 of the Merger Partner Disclosure Schedule, which jurisdictions constitute the only jurisdictions where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, that have not had, and are not reasonably likely to have, a Merger Partner Material Adverse Effect. All of the outstanding equity securities or interests of each Subsidiary of Merger Partner are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and, except as indicated in Section 3.3(a) of the Merger Partner Disclosure Schedule, all such securities are owned, of record and beneficially, by Merger Partner. Such securities owned by Merger Partner are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations in Merger Partner’s voting rights, charges or other encumbrances of any nature. There are no outstanding or authorized options, warrants, rights, agreements or commitments to which Merger Partner or any of its Subsidiaries is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any securities of any Subsidiary of Merger Partner. There are no outstanding stock appreciation, phantom stock or similar rights with respect to any Subsidiary of Merger Partner. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any equity securities of any Subsidiary of Merger Partner.

(c)

Merger Partner does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity which is not a Subsidiary of Merger Partner. There are no obligations, contingent or otherwise, of Merger Partner or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of any Subsidiary of Merger Partner or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary of Merger Partner or any other entity.

3.4

Authority; No Conflict; Required Filings and Consents.

(a)

Merger Partner has all requisite corporate power and authority to enter into this Agreement, and to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Merger Partner Board, at a meeting duly called and held, by the unanimous vote of all directors (i) determined that the Merger is advisable, fair and in the best interests of Merger Partner and its stockholders, (ii) approved this Agreement and declared its advisability in accordance with the provisions of the LBCL, (iii) directed that this Agreement be submitted to the stockholders of Merger Partner for their adoption and resolved to recommend that the stockholders of Merger Partner vote in favor of the adoption of this Agreement and (iv) to the extent necessary, adopted a resolution having the effect of causing Merger Partner not to be subject to any state takeover law or similar law that might otherwise apply to the Merger and any other transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by Merger Partner have been duly authorized by all necessary corporate action on the part of Merger Partner. This Agreement has been duly executed and delivered by Merger Partner and constitutes the valid and binding obligation of Merger Partner, enforceable in accordance with its terms.

(b)

Except as disclosed in Section 3.4(b) of the Merger Partner Disclosure Schedule, the execution and delivery of this Agreement by Merger Partner do not, and the consummation by Merger Partner of the transactions contemplated by this Agreement shall not, (i) conflict with, or result in any violation or breach of, any provision of the Articles of Incorporation or Bylaws of Merger Partner or of the charter, bylaws or other organizational document of any Subsidiary of Merger Partner, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, constitute a change in control under, require the payment of a penalty under or result in the imposition of any Liens on Merger Partner’s or any of its Subsidiaries’ assets under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract or other agreement, instrument or obligation to which Merger Partner or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iii) subject to compliance with the requirements specified in clauses (i) through (iii) of Section 3.4(c), conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to Merger Partner or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (ii) and (iii) of this Section 3.4(b) for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations or losses that, individually or in the aggregate, have not had, and are not reasonably likely to have, a Merger Partner Material Adverse Effect. Section 3.4(b) of the Merger Partner Disclosure Schedule lists all consents, waivers and approvals under any of Merger Partner’s or any of its Subsidiaries’ agreements, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated by this Agreement, which, if individually or in the aggregate were not obtained, would result in a material loss of benefits to Merger Partner, Public Company or the Surviving Entity as a result of the Merger.

(c)

Except as disclosed in Section 3.4(c) of the Merger Partner Disclosure Schedule, no consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any federal, state, local or non-U.S. court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority, agency or instrumentality (a “Governmental Entity”) is required by or with respect to Merger Partner or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Merger Partner or the consummation by Merger Partner of the transactions contemplated by this Agreement, except for (i) the filing of the Certificate of Merger with the Louisiana Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which Merger Partner is qualified as a foreign corporation to transact business, (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the laws of any foreign country and (iii) such other consents, authorizations, orders, filings, approvals and registrations that, individually or in the aggregate, if not obtained or made, would not be reasonably likely to have a Merger Partner Material Adverse Effect.

(d)

The affirmative vote in favor of the adoption of this Agreement (the “Merger Partner Voting Proposal”) by the holders of a majority of the votes represented by the outstanding shares of Merger Partner Common Stock, which has been delivered pursuant to written consents of stockholders in lieu of a meeting, is the only vote of the holders of any class or series of Merger Partner’s capital stock or other securities necessary to adopt this Agreement and for consummation by Merger Partner of the other transactions contemplated by this Agreement. There are no bonds, debentures, notes or other indebtedness of Merger Partner having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of Merger Partner may vote.

3.5

Merger Partner Financial Statements; Information Provided.

(a)

Merger Partner has provided to Public Company a true, correct and complete copy of Merger Partner’s audited consolidated balance sheets and statements of income, changes in stockholders’ equity and cash flows of Merger Partner for the fiscal years ended December 31, 2006, 2007 and 2008, and an unaudited interim consolidated balance sheet as of June 30, 2009 and a statement of income of Merger Partner for the three and six months ended June 30, 2008 and 2009 (the “Merger Partner Financial Statements”). The Merger Partner Financial Statements (i) comply as to form in all material respects with applicable accounting requirements, (ii) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes to such financial statements) and (iii) fairly present in all material respects the consolidated financial position of Merger Partner and its Subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of Merger Partner and its Subsidiaries, except that the unaudited interim financial statements are subject to normal and recurring year-end adjustments.

3.6

No Undisclosed Liabilities. Except as reflected or reserved against on the Merger Partner Financial Statements (including the notes thereto), and except for normal and recurring liabilities incurred since the date of the Merger Partner Balance Sheet in the ordinary course of business consistent with past practice (the “Ordinary Course of Business”), Merger Partner and its Subsidiaries do not have any liabilities (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, whether due or to become due, and whether or not required to be reflected in financial statements (including the notes thereto) in accordance with GAAP), that, individually or in the aggregate, are reasonably likely to have a Merger Partner Material Adverse Effect. For purposes of this Agreement, “Merger Partner Balance Sheet” means the audited consolidated balance sheet of Merger Partner as of December 31, 2008 (the “Merger Partner Balance Sheet Date”).

3.7

Absence of Certain Changes or Events. Since the Merger Partner Balance Sheet Date, Merger Partner and its Subsidiaries have conducted their respective businesses only in the Ordinary Course of Business and, except as disclosed in Section 3.7 of the Merger Partner Disclosure Schedule, since such date there has not been (i) any change, event, circumstance, development or effect that, individually or in the aggregate, has had, or is reasonably likely to have, a Merger Partner Material Adverse Effect or (ii) any other action or event that would have required the consent of Public Company pursuant to Section 5.1 of this Agreement had such action or event occurred after the date of this Agreement.

3.8

Taxes.

(a)

Each of Merger Partner and its Subsidiaries has properly filed on a timely basis all material federal, state, local and foreign returns, estimates, declarations, information returns or statements, claims for refund and reports (collectively, “Tax Returns”) that it was required to file under applicable laws and regulations, and all such Tax Returns were true, correct and complete in all material respects and were prepared in substantial compliance with all applicable laws and regulations. Each of Merger Partner and its Subsidiaries has paid on a timely basis all federal, state local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, whether disputed or not and including any obligation to indemnify or otherwise assume or succeed to Tax liability of another person, including, without limitation, taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, alternative or add-on minimum, ad valorem, transfer, franchise, license, severance, stamp, windfall profits, environmental (including taxes under Section 59A of the Internal Revenue Code of 1986, as amended (the “Code”)), customs duties, capital stock, unemployment, disability, withholding, payroll, recapture, employment, excise and property taxes as well as public imposts, fees and social security (or similar) charges, together with all interest, penalties and additions imposed with respect to such amounts (collectively, “Tax” or “Taxes”) that were due and payable (whether or not shown on any Tax Return). The unpaid Taxes of Merger Partner and each of its Subsidiaries (i) for Tax periods through the date of the Merger Partner Balance Sheet do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Merger Partner Balance Sheet and (ii) all unpaid Taxes of Merger Partner and each of its Subsidiaries for all Tax periods commencing after the date of the Merger Partner Balance Sheet do not exceed that reserve as adjusted for the passage of time through the Closing Date, arose in the Ordinary Course of Business, and are of a type and amount commensurate with Taxes attributable to prior similar periods. Neither Merger Partner nor any of its Subsidiaries is or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns, other than a group of which the common parent is Merger Partner. Neither Merger Partner nor any of its Subsidiaries (i) has any liability under Treasury Regulations Section 1.1502-6 (or any comparable or similar provision of federal, state, local or non-U.S. law), as a transferee or successor, pursuant to any contractual obligation, or otherwise for any Taxes of any person other than Merger Partner or any of its Subsidiaries, or (ii) is a party to or bound by any Tax indemnity, Tax sharing, Tax allocation or similar agreement. All material Taxes that Merger Partner or any of its Subsidiaries was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been properly paid to the appropriate Governmental Entity on a timely basis.

(b)

Merger Partner has delivered or made available to Merger Partner (i) complete and correct copies of all Tax Returns of Merger Partner and any of its Subsidiaries relating to Taxes for all taxable periods for which the applicable statute of limitations has not yet expired, and (ii) complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by, or agreed to by or on behalf of Merger Partner or any of its Subsidiaries relating to Taxes for all Tax periods for which the statute of limitations has not yet expired. No examination, audit or administrative or judicial proceeding involving any Tax Return of Merger Partner or any of its Subsidiaries by any Governmental Entity is currently in progress or, to the knowledge of Merger Partner, threatened or contemplated. Neither Merger Partner nor any of its Subsidiaries has received from any Governmental Entity (including jurisdictions where Merger Partner or its Subsidiaries have not filed Tax Returns) any (i) notice indicating an intent to open an audit or other review, (ii) request for information related to Tax matters, (iii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any Governmental Entity against Merger Partner or any of its Subsidiaries or (iv) claim that Merger Partner or any of its Subsidiaries is or may be subject to taxation although Merger Partner or the applicable Subsidiaries did not file Tax Returns in that jurisdiction. Neither Merger Partner nor any of its Subsidiaries has been informed by any Governmental Entity that the Governmental Entity believes that Merger Partner or any of its Subsidiaries was required to file any Tax Return that was not filed. No director or officer (or employee responsible for Tax matters) of Merger Partner of any of its Subsidiaries expects any Governmental Entity to assess any additional Taxes for any period for which Tax Returns have been or should have been filed. Neither Merger Partner nor any of its Subsidiaries has (i) waived any statute of limitations with respect to Taxes or agreed to extend the period for assessment or collection of any Taxes, (ii) requested any extension of time within which to file any Tax Return, which Tax Return has not yet been filed or (iii) executed or filed any power of attorney with any taxing authority.

(c)

Neither Merger Partner nor any of its Subsidiaries has made any payment, is obligated to make any payment, or is a party to any agreement that could obligate it to make any payment of (i) any “excess parachute payment” under Section 280G of the Code (or any corresponding provision of state, local, or non-U.S. Tax law), (ii) any amount that will not be fully deductible as a result of Section 162(m) of the Code (or any corresponding provision of state, local, or non-U.S. Tax law) or (iii) any amount that would be subject to the additional tax imposed by Section 409A of the Code.

(d)

There are no adjustments under Section 481 of the Code (or any similar adjustments under any provision of the Code or corresponding foreign, state or local Tax law) that are required to be taken into account by Merger Partner or any of its Subsidiaries in any period ending after the Closing Date by reason of a change in method of accounting in any Tax period ending on or before the Closing Date or as a result of the consummation of the transactions contemplated by this Agreement.

(e)

Neither Merger Partner nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

(f)

Neither Merger Partner nor any of its Subsidiaries has distributed to its stockholders or security holders stock or securities of another entity, nor has stock or securities of Merger Partner or any of its Subsidiaries been distributed, in a transaction to which Section 355 of the Code was intended or purported to apply in whole or in part (i) in the two years prior to the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) that includes the transactions contemplated by this Agreement.

(g)

There are no liens, mortgages, pledges or other encumbrances, charges or security interests with respect to Taxes upon any of the assets or properties of Merger Partner or any of its Subsidiaries, other than with respect to Taxes not yet due and payable or being contested in good faith by appropriate proceedings.

(h)

Neither Merger Partner nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or any portion thereof) ending after the Closing Date as a result of any (i) intercompany transaction or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of state, local or non-U.S. Tax law), (ii) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law) executed on or prior to the Closing Date, (iii) installment sale or other open transaction disposition made on or prior to the Closing Date or (iv) prepaid amount received on or prior to the Closing Date.

(i)

Neither Merger Partner nor any of its Subsidiaries has participated in any “reportable transaction” as defined in Section 6707A(c)(1) of the Code or Section 1.6011-4(b) of the Treasury Regulations or any analogous provision of state, local or non-U.S. law.

3.9

Properties.

(a)

By acts of transfer dated July 15, 2009 and August 10, 2009, Merger Partner distributed the real property set forth in Section 3.9(a)(i) of the Merger Partner Disclosure Schedule to its stockholders, who then contributed such real property to Zinterests, L.L.C., a Louisiana limited liability company owned by the stockholders of Merger Partner (the “Merger Partner Real Property Transfers”). After giving effect to the Merger Partner Real Property Transfers, neither Merger Partner nor any of its subsidiaries own any real property. Section 3.9(a)(ii) of the Merger Partner Disclosure Schedule sets forth a complete and correct list of all real property leased or subleased by the Merger Partner or any of its Subsidiaries (“Merger Partner Leased Real Property”).

(b)

All of the leases and subleases to which any Merger Partner Leased Real Property is subject are in full force and effect, and neither the Merger Partner nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Merger Partner or any Subsidiary under any such lease or sublease or affecting or questioning the rights of Merger Partner or any Subsidiary to the continued possession of any Merger Partner Leased Real Property under any such lease or sublease.

(c)

All Merger Partner Leased Real Property and related improvements are supplied with utilities and other services necessary for the operation of the facilities currently operated on the property.

(d)

Merger Partner and its Subsidiaries have good and valid title to, or good and valid leasehold interest in, all of their respective properties and assets. Except as disclosed in Section 3.9(d) of the

Merger Partner Disclosure Schedule, all of the properties and assets of Merger Partner and its Subsidiaries are owned free and clear of all pledges, charges, liens, mortgages, deeds of trust, rights of first offer or first refusal, options, encumbrances and security interests of any kind or nature whatsoever (collectively, “Liens”).

3.10

Intellectual Property. Except as disclosed in Section 3.10 to the Merger Partner Disclosure Schedule, Merger Partner and its Subsidiaries exclusively own or possess all necessary licenses on an exclusive basis or other valid rights to use, without any obligation to make fixed or contingent payments, including any royalty payments, all patents, patent rights, trademarks, trademark rights, copyrights and proprietary information used or held for use in connection with their respective businesses as currently being conducted, free and clear of liens, and there are no assertions or claims challenging the validity of any of the foregoing. Except as disclosed in Section 3.10 of the Merger Partner Disclosure Schedule, neither Merger Partner nor any of its Subsidiaries has granted to any other person any license to use any of the foregoing other than in the Ordinary Course of Business. To the knowledge of Merger Partner, the conduct of Merger Partner’s and its Subsidiaries’ respective businesses as currently conducted does not conflict with any patents, patent rights, licenses, service-marks, trademarks, trademark rights, trade names, trade name rights, copyrights or other intellectual property rights of others, except as would not have or reasonably be expected to have a Merger Partner Material Adverse Effect. To Merger Partner’s knowledge, there is no infringement of any proprietary right owned by or licensed by or to Merger Partner or any of its Subsidiaries.

3.11

Agreements, Contracts and Commitments.

(a)

Section 3.11(a) of the Merger Partner Disclosure Schedule sets forth all contracts and agreements, whether or not reduced to writing, to which Merger Partner, and any of its Subsidiaries is a party and that (i) provide for future payments or delivery of goods or services to or from the Merger Partner or any of its Subsidiaries involving more than $100,000 or (ii) are material to the business, results of operations or condition (financial or otherwise) of Merger Partner (“Merger Partner Material Contracts”). Except as set forth in Section 3.11(a) of Merger Partner Disclosure Schedule, neither Merger Partner nor any of its Subsidiaries is in violation of or in default under (nor does there exist any condition which with the passage of time or the giving of notice or both would cause such a violation of or default under) any Merger Partner Material Contract to which it is a party or by which it or any of its properties or assets is bound. Each Merger Partner Material Contract is in full force and effect, and is a legal, valid and binding obligation of Merger Partner or one of its Subsidiaries and, to Merger Partner’s knowledge, each of the other parties thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity. No condition exists or event has occurred which (whether with or without notice or lapse of time or both) would constitute a default by Merger Partner or one of its Subsidiaries or, to Merger Partner’s knowledge, any other party thereto under any Merger Partner Material Contract or result in a right of termination of any Merger Partner Material Contract.

(b)

Set forth in Section 3.11(b) of the Merger Partner Disclosure Schedule is, as of the date hereof, (i) a list of all loan or credit agreements, notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which any indebtedness of Merger Partner or its Subsidiaries in an aggregate principal amount in excess of $25,000 is outstanding or may be incurred and (ii) the respective principal amounts outstanding thereunder as of the date hereof. For purposes of this Section 3.11 and Section 4.13, “indebtedness” means, with respect to any person, without duplication, (A) all obligations of such person for borrowed money, or with respect to deposits or advances of any kind to such person, (B) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (C) all obligations of such person upon which interest charges are customarily paid, (D) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person, (E) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding obligations of such person or creditors for raw materials, inventory, services and supplies incurred in the ordinary course of business), (F) all capitalized lease obligations of such person, (G) all obligations of others secured by any lien on property or assets owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (H) all obligations of such person under interest rate or currency hedging transactions (valued at the termination value thereof), (I) all letters of credit issued for the account of such person and (J) all guarantees and arrangements having the economic effect of a guarantee by such person of any indebtedness of any other person. Except as set forth in Section 3.11(b) of the Merger Partner Disclosure Schedule, all of the outstanding indebtedness of Merger Partner and each of its Subsidiaries may be prepaid by Merger Partner or its Subsidiary at any time without the consent or approval of, or prior notice to, any other person, and without payment of any premium or penalty.

3.12

Litigation. There is no action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator that is pending or, to the knowledge of Merger Partner, has been threatened in writing against Merger Partner or any of its Subsidiaries that (a) seeks either damages in excess of $50,000 or equitable relief or (b) in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement. There are no material judgments, orders or decrees outstanding against Merger Partner or any of its Subsidiaries.

3.13

Environmental Matters.

(a)

Section 3.13 of the Merger Partner Disclosure Schedule sets forth a complete and correct list of all real property (i) currently owned, leased or operated by Merger Partner or (ii) formerly owned, leased or operated by Merger Partner. Except as disclosed in Section 3.13 of the Merger Partner Disclosure Schedule:

(i)

Merger Partner and its Subsidiaries have complied with all applicable Environmental Laws;

(ii)

the properties currently owned, leased or operated by Merger Partner and its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances at levels or in a condition that would violate applicable Environmental Laws;

(iii)

 the properties formerly owned, leased or operated by Merger Partner or any of its Subsidiaries were not, during the period of ownership, use or operation by Merger Partner or any of its Subsidiaries, contaminated with Hazardous Substances at levels or in a condition that would violate applicable Environmental Laws;

(iv)

neither Merger Partner nor any of its Subsidiaries are subject to liability for any Hazardous Substance disposal or contamination on the property of any third party;

(v)

neither Merger Partner nor any of its Subsidiaries have Released any Hazardous Substance into the environment;

(vi)

neither Merger Partner nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information alleging that Merger Partner or any of its Subsidiaries may be in violation of, liable under or have obligations under any Environmental Law;

(vii)

neither Merger Partner nor any of its Subsidiaries is subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances;

(viii)

there are no circumstances or conditions involving Merger Partner, any of its Subsidiaries or any of their respective properties that could reasonably be expected to result in any claims, liability, obligations, investigations, costs or restrictions on the ownership, use or transfer of any property of Merger Partner or any of its Subsidiaries pursuant to any Environmental Law; and

(ix)

the properties currently or formerly owned, leased or operated by Merger Partner or any of its Subsidiaries (including soils, groundwater, surface water, natural resources, buildings or other structures) are not, and were not during the period of ownership, use, lease or operation, respectively, proposed for listing or listed on or in the U.S. EPA’s Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, National Priority List or Comprehensive Environmental Response Compensation Liability Information System or comparable state lists.

(b)

For purposes of this Agreement, the term “Environmental Law” means any law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement of any jurisdiction relating to: (i) the protection, investigation or restoration of the environment, human health and safety or natural resources, (ii) the handling, use, storage, treatment, presence, disposal, release or threatened release of any

Hazardous Substance or (iii) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property. Environmental Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Federal Insecticide, Fungicide and Rodenticide Act, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substance Control Act, as amended; the Hazardous Material Transportation and Uniform Safety Act; the Clean Air Act, as amended; the Federal Water Pollution Control Act, as amended; the Oil Pollution Act of 1990, as amended; the Fish and Wildlife Coordination Act, as amended; National Historic Preservation Act, as amended; the Endangered Species Act, as amended; the National Environmental Policy Act, as amended; the Wild & Scenic Rivers Act, as amended; the Rivers and Harbors Act of 1899, as amended; the Water Resources Research Act of 1984, as amended; the Occupational Safety and Health Act, as amended; the State Drinking Water Act, as amended; and their state and local counterparts or equivalents.

(c)

For purposes of this Agreement, the term “Hazardous Substance” means any substance that is: (i) listed, classified, regulated or which falls within the definition of a “hazardous substance,” “hazardous waste” or “hazardous material” pursuant to any Environmental Law, (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon or (iii) any other substance that is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

(d)

For purposes of this Agreement, “Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping or disposing into the air, surface water, ground water or onto the ground, ground surface or onto or into man made structures.

3.14

ERISA Compliance.

(a)

For purposes of this Agreement:

(i)

“Benefit Plan” means an employee benefit plan as defined in ERISA Section 3(3).

(ii)

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

(b)

Schedule 3.14(b) of the Merger Partner Disclosure Schedule sets forth a complete and accurate list of the Benefit Plans of Merger Partner and its Subsidiaries. Merger Partner has made available to Public Company correct and complete copies of the plan documents and summary plan descriptions, the most recent determination or opinion letter received from the Internal Revenue Service, and all related trust agreements, insurance contracts, and other funding arrangements for each such Benefit Plan.

(c)

Each Benefit Plan that is intended to meet the requirements of a “qualified plan” under Code §401(a) has received a favorable determination or opinion letter from the Internal Revenue Service, and nothing has occurred since the date of such determination that could reasonably be expected to adversely affect the qualified status of any such Benefit Plan.

(d)

Merger Partner and its Subsidiaries have never contributed to, had any obligation to contribute to, or had any liability with respect to, a multiemployer plan described in Section 3(37) and Section 4001(a)(3) of ERISA, or a plan subject to Title IV of ERISA or Section 412 of the Code.

(e)

Except as would not have or reasonably be expected to have a Merger Partner Material Adverse Effect:

(i)

To the knowledge of Merger Partner, there is no litigation, disputed claim, governmental proceeding, audit, inquiry or investigation pending or threatened with respect to any such plan, its related assets or trusts, or any fiduciary, administrator or sponsor of such plan;

(ii)

Merger Partner and its Subsidiaries have established and operated the Benefit Plans in compliance with their terms and all applicable Laws; and

(iii)

None of the Benefit Plans promises or provides health, life or other welfare benefits to retirees or former employees, except as provided by Section 4980B of the Code, or comparable state statutes that provide for continuing health care coverage.

3.15

Labor and Employee Matters. Section 3.15 of the Merger Partner Disclosure Schedule sets forth a true and complete list of the names, titles, annual compensation rate (but excluding bonus and commissions) of each employee of Merger Partner and its Subsidiaries. Neither Merger Partner nor any of its Subsidiaries is a party to any collective bargaining agreement or similar contract with any labor union or labor organization and (i) there are no threats of work stoppage by any employees of Merger Partner or any of its Subsidiaries, (ii) there are no pending grievances or claims by any employees of Merger Partner or any of its Subsidiaries and (iii) there are no labor disputes or proceedings pending or, to the knowledge of Merger Partner, threatened between Merger Partner or any of its Subsidiaries and any of their respective employees, except in the case of clause (ii) of this Section 3.15 for any pending grievances or claims that individually, or in the aggregate, have not had and are not reasonably likely to have, a Merger Partner Material Adverse Effect.

3.16

Compliance with Laws. Merger Partner and each of its Subsidiaries has complied in all material respects with, is not in material violation of, and has not received any written notice alleging any material violation with respect to, any applicable provisions of any statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its properties or assets.

3.17

Licenses and Permits. Merger Partner and each Subsidiary possess and are in compliance with such permits, licenses, certificates, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by appropriate federal, state, local or foreign regulatory bodies necessary for the ownership of their respective assets and to conduct the business now operated by them, except where the failure to have obtained the same or be in compliance would not cause a Merger Partner Material Adverse Effect. Neither Merger Partner nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding would result in a Merger Partner Material Adverse Effect.

3.18

Insurance. Section 3.18 of the Merger Partner Disclosure Schedule sets forth a complete and accurate list of all insurance policies maintained by Merger Partner or any of its Subsidiaries (the “Merger Partner Insurance Policies”). Each Merger Partner Insurance Policy is in full force and effect as of the date of this Agreement. As of the date of this Agreement, there is no material claim by Merger Partner or any of its Subsidiaries pending under any Merger Partner Insurance Policy as to which coverage has been questioned, denied or disputed by the underwriters of such policy. All premiums due and payable under all such Merger Partner Insurance Policies have been paid, and Merger Partner and its Subsidiaries are in material compliance with the terms of such policies.

3.19

Related Party Transactions.

(a)

Section 3.19(a) of the Merger Partner Disclosure Schedule set forth a true and correct list of each transaction since December 31, 2005 involving or for the benefit of Merger Partner or its Subsidiaries, on the one hand, and any director or executive officer of Merger Partner or any of its Subsidiaries or an Affiliate or relative of any such director or executive officer, on the other hand, including without limitation, (i) any debtor or creditor relationship, (ii) any transfer or lease of real or personal property, (iii) wages, salaries, commissions, bonuses and agreements relating to employment and (iv) purchases or sales of products or services.

(b)

Section 3.19(b) of the Merger Partner Disclosure Schedule sets forth a true and correct list of (i) all agreements and claims of any nature that any executive officer or director of the Merger Partner or any of its Subsidiaries or an Affiliate or relative of any such director or executive officer has with or against Merger Partner or any of its Subsidiaries as of the date hereof and (ii) all agreements and claims of any nature that Merger Partner or any of its Subsidiaries has with or against any director or executive officer of Merger Partner or any of its Subsidiaries or an Affiliate or relative of any such director or executive officer as of the date hereof.

3.20

Brokers; Fees and Expenses. No agent, broker, investment banker, financial advisor or other firm or person is or shall be entitled, as a result of any action, agreement or commitment of Merger Partner or any of its Affiliates, to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with any of the transactions contemplated by this Agreement.

3.21

Books and Records. The minute books and other similar records of Merger Partner and each of its Subsidiaries contain complete and accurate records of all actions taken at any meetings of Merger Partner’s or such Subsidiary’s stockholders, Board of Directors or any committee thereof and of all written consents executed in lieu of the holding of any such meeting. The books and records of Merger Partner and each of its Subsidiaries accurately reflect in all material respects the assets, liabilities, business, financial condition and results of operations of Merger Partner or such Subsidiary and have been maintained in accordance with good business and bookkeeping practices.

3.22

Disclosure. No representation or warranty made by Merger Partner in this Agreement, including the Schedules and Exhibits hereto, contains any misstatement of a material fact or omits to state a material fact necessary to make any of them, in light of the circumstances, not misleading.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF PUBLIC COMPANY AND THE TRANSITORY SUBSIDIARY

Public Company and the Transitory Subsidiary represent and warrant to Merger Partner that the statements contained in this Article IV are true and correct, except as expressly set forth herein or in the disclosure schedule delivered by Public Company and the Transitory Subsidiary to Merger Partner on the date of this Agreement (the “Public Company Disclosure Schedule”). The Public Company Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections contained in this Article IV and the disclosure in any section shall qualify (1) the corresponding section in this Article IV and (2) the other sections in this Article IV only to the extent that it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other sections. For purposes hereof, “to the knowledge of Public Company” and similar expressions mean the knowledge of the persons identified on the Public Company Disclosure Schedule for this purpose, as well as any other knowledge which such persons would have possessed had they made reasonable inquiry with respect to the matter in question.

4.1

Organization, Standing and Power.

(a)

Each of Public Company and the Transitory Subsidiary is a corporation or limited liability company (as applicable) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation (as applicable), has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted and as currently proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation or limited liability company (as applicable) in each jurisdiction listed on Section 4.1 of the Public Company Disclosure Schedule, which jurisdictions constitute the only jurisdictions in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, that have not had, and are not reasonably likely to have, a Public Company Material Adverse Effect.

(b)

For purposes of this Agreement, the term “Public Company Material Adverse Effect” means any material adverse change, event, circumstance or development with respect to, or material adverse effect on, (i) the business, assets, liabilities, condition (financial or other), or results of operations of Public Company and its Subsidiaries, taken as a whole or (ii) the ability of Public Company and its Subsidiaries to consummate the transactions contemplated by this Agreement; provided, however, that the following shall not be deemed to be a Public Company Material Adverse Effect: any change or event caused by or resulting from (A) changes in prevailing economic or market conditions in the United States or any other jurisdiction in which Public Company has substantial business operations, (B) changes or events, after the date hereof, affecting the industries in which they operate generally, (C) changes, after the date hereof, in generally accepted accounting principles or requirements applicable to Public Company and its Subsidiaries, (D) changes, after the date hereof, in laws, rules or regulations of general applicability or interpretations thereof by any Governmental Entity, (E) the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby or thereby or the announcement thereof or (F) any outbreak of major hostilities in which the United States is involved or any act of terrorism within the United States or directed against its facilities or citizens wherever located; except in the case of clauses (A), (B), (C) and (D), to the extent those changes have a materially disproportionate effect on Public Company and its Subsidiaries compared to other similarly situated participants in the industries or markets in which Public Company and its Subsidiaries operate. For the avoidance of doubt, the parties agree that the terms “material,” “materially” and “materiality” as used in this Agreement with an initial lower case “m” shall have their respective customary and ordinary meanings, without regard to the meanings ascribed to Public Company Material Adverse Effect in the prior sentence of this paragraph or Merger Partner Material Adverse Effect in Section 3.1.

(c)

Public Company and Transitory Subsidiary have provided or made available to Merger Partner complete and accurate copies of their Articles of Incorporation and Bylaws or Articles of Organization and Operating Agreement (as applicable) and neither Public Company nor Transitory Subsidiary is in default or in violation of any such document.

4.2

Capitalization.

(a)

The authorized capital stock of Public Company consists of 90,000,000 shares of Public Company Common Stock, $.01 par value per share and 10,000,000 shares of preferred stock of Public Company, $.01 par value per share (“Public Company Preferred Stock”), 1,000,000 of which are designated as Series B Junior Participating Stock. As of the date of this Agreement 7,317,163 shares of Public Company Common Stock were issued and outstanding and no shares of Public Company Preferred Stock were issued and outstanding. No shares of Public Company Common Stock or Public Company Preferred Stock were held in the treasury of Public Company or by Subsidiaries of Public Company.

(b)

None of the outstanding shares of Public Company Common Stock constitute restricted stock or are otherwise subject to a repurchase or redemption right or right of first refusal in favor of Public Company.

(c)

Section 4.2(c) of the Public Company Disclosure Schedule sets forth a complete and accurate list, as of the date of this Agreement, of (i) all plans under which outstanding options to purchase shares of Public Company Common Stock (“Public Company Stock Options”) were granted (collectively, “Public Company Stock Plans”), indicating for each Public Company Stock Plan, as of the date of this Agreement, the number of shares of Public Company Common Stock subject to outstanding options under such Plan and the number of shares of Public Company Common Stock reserved for future issuance under such Plan and (ii) all outstanding Public Company Stock Options, indicating with respect to each such Public Company Stock Option the Public Company Stock Plan under which it was granted, the grantee, grant date, expiration date, number of shares of Public Company Common Stock subject to such Public Company Stock Option, the exercise price and vesting schedule. Public Company has provided or made available to Merger Partner complete and accurate copies of all Public Company Stock Plans and the forms of all stock option agreements evidencing Public Company Stock Options.

(d)

Except as set forth in this Section 4.2 or in Article II, (i) there are no equity securities of any class of Public Company, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding and (ii) there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which Public Company or any of its Subsidiaries is a party or by which Public Company or any of its Subsidiaries is bound obligating Public Company or any of its Subsidiaries to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other equity interests of Public Company or any of its Subsidiaries or any security or rights convertible into or exchangeable or exercisable for any such shares or other equity interests, or obligating Public Company or any of its Subsidiaries to grant, extend, accelerate the vesting of, otherwise modify or amend or enter into any such option, warrant, equity security, call, right, commitment or agreement. Public Company does not have any outstanding stock appreciation rights, phantom stock, performance based rights or similar rights or obligations. Except with respect to the Public Company Stockholder Agreements, neither Public Company nor any of its Affiliates is a party to or is bound by any, and to the knowledge of Public Company, there are no, agreements or understandings with respect to the voting (including voting trusts and proxies) or sale or transfer (including agreements imposing transfer restrictions) of any shares of capital stock or other equity interests of Public Company. Stockholders of Public Company are not entitled to dissenters’ or appraisal rights under applicable state law in connection with the Merger. Except as described in this Section 4.2(d), there is no registration rights agreement or understanding to which Public Company or any of its Subsidiaries is a party or by which they are bound with respect to any equity security of any class of Public Company.

(e)

There are no rights agreements, “poison pills,” anti-takeover plans or other agreements or understandings to which Public Company or and of its Subsidiary is a party or to which it or they are bound with respect to any equity security of any class of Public Company.

(f)

All outstanding shares of Public Company Common Stock are, and all shares of Public Company Common Stock subject to issuance as specified in Section 4.2(c) or pursuant to Article II, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the MGCL, Public Company’s Articles of Incorporation or Bylaws or any agreement to which Public Company is a party or is otherwise bound. There are no obligations, contingent or otherwise, of Public Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Public Company Common Stock.

4.3

Subsidiaries.

(a)

Section 4.3(a) of the Public Company Disclosure Schedule sets forth each Subsidiary of Public Company and indicates (i) its name, (ii) the number and type of outstanding equity securities and a list of the holders thereof and (iii) the jurisdiction of formation.

(b)

Each Subsidiary of Public Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted and as currently proposed to be conducted, and is duly qualified to do business and is in good standing in each jurisdiction listed on Section 4.1 of the Public Company Disclosure Schedule, which jurisdictions constitute the only jurisdictions where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, that have not had, and are not reasonably likely to have, a Public Company Material Adverse Effect. All of the outstanding other equity securities or interests of each Subsidiary of Public Company are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and all such securities are owned, of record and beneficially, by Public Company or another of its Subsidiaries free and clear of all security interests, liens, claims, pledges, agreements, limitations in Public Company’s voting rights, charges or other encumbrances of any nature. There are no outstanding or authorized options, warrants, rights, agreements or commitments to which Public Company or any of its Subsidiaries is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any securities of any Subsidiary of Public Company. There are no outstanding stock appreciation, phantom stock or similar rights with respect to any Subsidiary of Public Company. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any equity securities of any Subsidiary of Public Company.

(c)

Public Company does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity which is not a Subsidiary of Public Company. There are no obligations, contingent or otherwise, of Public Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of any Subsidiary of Public Company or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary of Public Company or any other entity.

4.4

Authority; No Conflict; Required Filings and Consents.

(a)

Each of Public Company and the Transitory Subsidiary has all requisite corporate power and authority to enter into this Agreement and, subject only to the Public Company Stockholder Approval, to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Public Company Board, at a meeting duly called and held, by the unanimous vote of all directors, (i) determined that the Merger is fair to and in the best interests of Public Company and its stockholders, (ii) directed that the Public Company Voting Proposals be submitted to the stockholders of Public Company for their approval and resolved to recommend that the stockholders of Public Company vote in favor of the approval of the Public Company Voting Proposals and (iii) to the extent necessary, adopted a resolution having the effect of causing Public Company not to be subject to any state takeover law or similar law that might otherwise apply to the Merger and any other transactions contemplated by this Agreement. The board of directors of the Transitory Subsidiary, by unanimous written consent in lieu of a meeting, adopted a resolution approving this Agreement and declaring its advisability, and Public Company approved this Agreement in its capacity as sole stockholder of Transitory Subsidiary by unanimous written consent. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by Public Company and the Transitory Subsidiary have been duly authorized by all necessary corporate action on the part of each of Public Company and the Transitory Subsidiary, subject only to the required receipt of the Public Company Stockholder Approval. Public Company agrees to take the appropriate action to so adopt this Agreement promptly following the date hereof. This Agreement has been duly executed and delivered by each of Public Company and the Transitory Subsidiary and constitutes the valid and binding obligation of each of Public Company and the Transitory Subsidiary, enforceable in accordance with its terms.

(b)

The execution and delivery of this Agreement by each of Public Company and the Transitory Subsidiary do not, and the consummation by Public Company and the Transitory Subsidiary of the transactions contemplated by this Agreement shall not, (i) conflict with, or result in any violation or breach of, any provision of the Articles of Incorporation or Bylaws of Public Company or the Transitory Subsidiary or of the charter, bylaws or other organizational document of any other Subsidiary of Public Company, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, constitute a change in control under, require the payment of a penalty under or result in the imposition of any Lien on Public Company’s or any of its Subsidiaries’ assets under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract or other agreement, instrument or obligation to which Public Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound or (iii) subject to obtaining the Public Company Stockholder Approval and compliance with the requirements specified in clauses (i) through (vi) of Section 4.4(c), conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to Public Company or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (ii) and (iii) of this Section 4.4(b) for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations or losses that, individually or in the aggregate, have not had, and are not reasonably likely to have, a Public Company Material Adverse Effect. Section 4.4(b) of the Public Company Disclosure Schedule lists all consents, waivers and approvals under any of Public Company’s or any of its Subsidiaries’ agreements, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated by this Agreement, which, if individually or in the aggregate were not obtained, would result in a material loss of benefits to Public Company, Merger Partner or the Surviving Entity as a result of the Merger.

(c)

No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity or any stock market or stock exchange on which shares of Public Company Common Stock are listed for trading is required by or with respect to Public Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement or the consummation by Public Company or the Transitory Subsidiary of the transactions contemplated by this Agreement, except for (i) the filing of the Louisiana Certificate of Merger with the Louisiana Secretary of State, (ii) the Proxy Statement to be filed with the SEC in accordance with the Exchange Act and provided to stockholders pursuant to the MGCL and the Exchange Act, (iii) the filing of such reports, schedules or materials under Section 13 or Section 15(d) of or Rule 14a-12 under the Exchange Act may be required in connection with this Agreement and the transactions contemplated hereby and thereby, (iv) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the laws of any foreign country, (v) such notices, consents, approvals and listing applications as may be required by the listing rules and regulations of NYSE AMEX and (vi) such other consents, authorizations, orders, filings, approvals and registrations that, individually or in the aggregate, if not obtained or made, would not be reasonably likely to have a Public Company Material Adverse Effect.

(d)

The affirmative vote in favor of (i) the issuance of Public Company Common Stock to effect the Merger by the holders of a majority of the votes cast at the meeting of Public Company stockholders (the “Public Company Meeting”), (ii) the amendment to Article I of Public Company’s Articles of Incorporation to change Public Company’s legal name to Pernix Therapeutics Holdings, Inc. by the holders of a majority of the total shares of Public Company Common Stock outstanding as of the record date for determining the Public Company stockholders entitled to notice of and to vote at the Public Company Meeting (the “Record Date”), (iii) the Public Company Charter Amendment reflecting the potential Reverse Stock Split by the holders of two-thirds of the total shares of Public Company Common Stock outstanding as of the Record Date and (iv) the adoption of the

2009 Stock Incentive Plan in the form set forth as Exhibit G to this Agreement by a majority of the votes cast at the Public Company Meeting (collectively, the “Public Company Voting Proposals”) are the only votes of the holders of any class or series of Public Company’s capital stock or other securities necessary to approve the Public Company Voting Proposals (the “Requisite Vote”). There are no bonds, debentures, notes or other indebtedness of Public Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of Public Company may vote.

4.5

SEC Filings; Financial Statements; Information Provided.

(a)

Public Company has filed all registration statements, forms, reports, certifications and other documents required to be filed by Public Company with the SEC since January 1, 2006. All such registration statements, forms, reports, certifications and other documents (including those that Public Company may file after the date hereof until the Closing) are referred to herein as the “Public Company SEC Documents.” All Public Company SEC Documents are publicly available on the SEC’s EDGAR system. Public Company has given to Merger Partner copies of all comment letters received by Public Company from the staff of the SEC and all responses to such comment letters by or on behalf of Public Company since January 1, 2006. Except as disclosed in Section 4.5(a) of the Public Company Disclosure Schedule, all Public Company SEC Documents (A) were or will be filed or deemed filed on a timely basis, (B) at the time filed, were or will be prepared in compliance with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Public Company SEC Documents and (C) did not or will not at the time they were or are filed contain any untrue statement or omission required to be stated in such Public Company SEC Documents or necessary in order to make the statements in such Public Company SEC Documents, in the light of the circumstances under which they were made, not misleading. No Subsidiary of Public Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. As used in this Section 4.5, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(b)

Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained or to be contained in Public Company SEC Documents at the time filed (i) complied or will comply as to form with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto (including, without limitation, Regulation S-X of the Exchange Act), (ii) were or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved and at the dates involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim financial statements, as permitted by the SEC on Form 10-Q under the Exchange Act to the extent applicable) and (iii) fairly presented or will fairly present the consolidated financial position of Public Company and its Subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of Public Company and its Subsidiaries, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or will not be material in amount or effect. The consolidated balance sheet of Public Company as of December 31, 2008 contained in Public Company’s Annual Report on Form 10-K, as amended, for the period ended December 31, 2008 (the “Public Company Form 10-K”) filed with the SEC is referred to herein as the “Public Company Balance Sheet.”

(c)

Cherry, Bekaert & Holland, L.L.P., Public Company’s auditors since fiscal year 2008, is and has been at all times since its engagement by Public Company, and BDO Seidman, LLP, Public Company’s auditors during fiscal years 2006-2007, was at all times during its engagement by Public Company (i) “independent” with respect to Public Company within the meaning of Regulation S-X and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act (to the extent applicable) and the related rules of the SEC and the Public Company Accounting Oversight Board.

(d)

The Proxy Statement shall not, on the date the Proxy Statement is first mailed to stockholders of Public Company, or at the time of the Public Company Meeting or at the Effective Time, contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading, or omission necessary in order to make the statements made in the Proxy Statement not false or misleading; or omit to state any fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Public Company Meeting that has become false or misleading. If at any time prior to the Effective Time any fact or event relating to Public Company or any of its Affiliates which should be set forth in a supplement to the Proxy Statement should be discovered by Public Company or should occur, Public Company shall promptly inform Merger Partner of such fact or event.

(e)

As of June 30, 2009, (i) the Net Assets of Public Company was not less than $8,500,000, (ii) Public Company’s Net Working Capital was not less than $7,400,000 and (iii) Public Company’s Cash and Cash Equivalents was not less than $7,300,000. With respect to a party to this Agreement, (i) “Net Assets” means as of a particular date, total consolidated assets less total consolidated liabilities of a party determined in accordance with GAAP as applied in a manner consistent with such party’s historical practices and the preparation of its audited consolidated balance sheet as of December 31, 2008, (ii) “Net Working Capital” means as of a particular date, total consolidated current assets less total consolidated current liabilities of a party determined in accordance with GAAP as applied in a manner consistent with such party’s historical practices and the preparation of its audited consolidated balance sheet as of December 31, 2008 and (iii) “Cash and Cash Equivalents” means as of a particular date, all cash and other assets of a party readily convertible into cash within thirteen weeks, including any money market holdings, short-term government bonds, treasury bills, marketable securities and commercial paper determined in accordance with GAAP as applied in a manner consistent with such party’s historical practices and the preparation of its audited consolidated balance sheet as of December 31, 2008.

4.6

Disclosure Controls and Procedures; Internal Control Over Financial Reporting. Public Company and its Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15 of the Exchange Act) and effective “internal control over financial reporting” (as defined in Rule 13a-15(f) or Rule 15d-15(f) under the Exchange Act). Public Company has no significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting, and Public Company is not aware of any fraud, whether or not material, that involves management or other employees who have a significant role in Public Company’s internal control over financial reporting.

4.7

Listing Application. Except as set forth in Section 4.7 of the Public Company Disclosure Schedule, Public Company is, and at all times since January 1, 2007, has been, in compliance with all NYSE AMEX listing standards and requirements and has not received notice from NYSE AMEX of any failure, or possible failure, to comply with any such standards or requirements. Public Company has provided Merger Partner with (i) all written communications between Public Company and NYSE AMEX since January 1, 2007 including, without limitation, all letters, electronic mail or other written communications sent or received by Public Company and (ii) transcripts or detailed written summaries of all oral communications between Public Company and NYSE AMEX since November 8, 2007 including, without limitation, all telephone or oral conversations between representatives of Public Company and NYSE AMEX. In the event Public Company has provided summaries of such telephone or oral conversations, Public Company represents and warrants that such summaries fully and accurately describe the substance of such conversations.

4.8

No Undisclosed Liabilities. Except as disclosed in the Public Company Form  10-K or any Public Company SEC Documents filed after the filing of the Public Company Form 10-K and prior to August 14, 2009 (together with the Public Company Form 10-K, the “Public Company Recent SEC Documents”), and except for normal and recurring liabilities incurred since the date of the Public Company Balance Sheet in the Ordinary Course of Business, Public Company and its Subsidiaries do not have any liabilities (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, whether due or to become due, and whether or not required to be reflected in financial statements (including the notes thereto) in accordance with GAAP), that, individually or in the aggregate, are reasonably likely to have a Public Company Material Adverse Effect.

4.9

Absence of Certain Changes of Events. Since the Public Company Balance Sheet Date, Public Company and its Subsidiaries have conducted their respective businesses only in the Ordinary Course of Business and, except as disclosed in Section 4.9 of the Public Company Disclosure Schedule, since such date there has not been (i) any change, event, circumstance, development or effect that, individually or in the aggregate, has had, or is reasonably likely to have, a Public Company Material Adverse Effect or (ii) any other action or event that would have required the consent of Merger Partner pursuant to Section 5.2 of this Agreement had such action or event occurred after the date of this Agreement.

4.10

Taxes.

(a)

Each of Public Company and its Subsidiaries has properly filed on a timely basis all material Tax Returns that it was required to file under applicable laws and regulations, and all such Tax Returns were true, correct and complete in all material respects and were prepared in substantial compliance with all applicable laws and regulations. Each of Public Company and its Subsidiaries has paid on a timely basis all Taxes that were due and payable (whether or not shown on any Tax Return). The unpaid Taxes of Public Company and each of its Subsidiaries (i) for Tax periods through the date of the Public Company Balance Sheet do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Public Company Balance Sheet and (ii) all unpaid Taxes of Public Company and each of its Subsidiaries for all Tax periods commencing after the date of the Public Company Balance Sheet do not exceed that reserve as adjusted for the passage of time through the Closing Date, arose in the Ordinary Course of Business, and are of a type and amount commensurate with Taxes attributable to prior similar periods. Neither Public Company nor any of its Subsidiaries is or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns, other than a group of which the common parent is Public Company. Neither Public Company nor any of its Subsidiaries (i) has any liability under Treasury Regulations Section 1.1502-6 (or any comparable or similar provision of federal, state, local or non-U.S. law), as a transferee or successor, pursuant to any contractual obligation, or otherwise for any Taxes of any person other than Public Company or any of its Subsidiaries, or (ii) is a party to or bound by any Tax indemnity, Tax sharing, Tax allocation or similar agreement. All material Taxes that Public Company or any of its Subsidiaries was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been properly paid to the appropriate Governmental Entity on a timely basis.

(b)

Public Company has delivered or made available to Merger Partner (i) complete and correct copies of all Tax Returns of Public Company and any of its Subsidiaries relating to Taxes for all taxable periods for which the applicable statute of limitations has not yet expired, and (ii) complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by, or agreed to by or on behalf of Public Company or any of its Subsidiaries relating to Taxes for all Tax periods for which the statute of limitations has not yet expired. No federal income Tax Returns of Public Company or any of its Subsidiaries have been audited by the Internal Revenue Service at any time. No examination, audit or administrative or judicial proceeding involving any Tax Return of Public Company or any of its Subsidiaries by any Governmental Entity is currently in progress or, to the knowledge of Public Company, threatened or contemplated. Neither Public Company nor any of its Subsidiaries has received from any Governmental Entity (including jurisdictions where Public Company or its Subsidiaries have not filed Tax Returns) any (i) notice indicating an intent to open an audit or other review, (ii) request for information related to Tax matters, (iii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any Governmental Entity against Public Company or any of its Subsidiaries, or (iv) claim that Public Company or any of its Subsidiaries is or may be subject to taxation although Public Company or the applicable Subsidiaries did not file Tax Returns in that jurisdiction. Neither Public Company nor any of its Subsidiaries has been informed by any Governmental Entity that the Governmental Entity believes that Public Company or any of its Subsidiaries was required to file any Tax Return that was not filed. No director or officer (or employee responsible for Tax matters) of Public Company of any of its Subsidiaries expects any Governmental Entity to assess any additional Taxes for any period for which Tax Returns have been or should have been filed. Neither Public Company nor any of its Subsidiaries has (i) waived any statute of limitations with respect to Taxes or agreed to extend the period for assessment or collection of any Taxes, (ii) requested any extension of time within which to file any Tax Return, which Tax Return has not yet been filed or (iii) executed or filed any power of attorney with any taxing authority.

(c)

Neither Public Company nor any of its Subsidiaries has made any payment, is obligated to make any payment, or is a party to any agreement that could obligate it to make any payment of (i) any “excess parachute payment” under Section 280G of the Code (or any corresponding provision of state, local, or non-U.S. Tax law), (ii) any amount that will not be fully deductible as a result of Section 162(m) of the Code (or any corresponding provision of state, local, or non-U.S. Tax law) or (iii) any amount that would be subject to the additional tax imposed by Section 409A of the Code.

(d)

There are no adjustments under Section 481 of the Code (or any similar adjustments under any provision of the Code or corresponding foreign, state or local Tax law) that are required to be taken into account by Public Company or any of its Subsidiaries in any period ending after the Closing Date by reason of a change in method of accounting in any Tax period ending on or before the Closing Date or as a result of the consummation of the transactions contemplated by this Agreement.

(e)

Neither Public Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

(f)

Neither Public Company nor any of its Subsidiaries has distributed to its stockholders or security holders stock or securities of another entity, nor has stock or securities of Public Company or any of its Subsidiaries been distributed, in a transaction to which Section 355 of the Code was intended or purported to apply in whole or in part (i) in the two years prior to the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) that includes the transactions contemplated by this Agreement.

(g)

There are no liens, mortgages, pledges or other encumbrances, charges or security interests with respect to Taxes upon any of the assets or properties of Public Company or any of its Subsidiaries, other than with respect to Taxes not yet due and payable or being contested in good faith by appropriate proceedings and disclosed to Merging Partner in the Public Company Disclosure Schedule.

(h)

Neither Public Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or any portion thereof) ending after the Closing Date as a result of any (i) intercompany transaction or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of state, local or non-U.S. Tax law), (ii) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law) executed on or prior to the Closing Date, (iii) installment sale or other open transaction disposition made on or prior to the Closing Date or (iv) prepaid amount received on or prior to the Closing Date.

(i)

Neither Public Company nor any of its Subsidiaries has participated in any “reportable transaction” as defined in Section 6707A(c)(1) of the Code or Section 1.6011-4(b) of the Treasury Regulations or any analogous provision of state, local or non-U.S. law.

4.11

Properties.

(a)

(i) Section 4.11(a)(i) of the Public Company Disclosure Schedule sets forth a complete and correct list of all real property owned by Public Company or its Subsidiaries (“Public Company Owned Real Property”) and (ii) Section 4.11(a)(ii) of the Public Company Disclosure Schedule sets forth a complete and correct list of all real property leased or subleased by Public Company or its Subsidiaries (“Public Company Leased Real Property”).

(b)

Except as set forth in Section 4.11(a)(i) of the Public Company Disclosure Schedule, Public Company and each Subsidiary have good and merchantable title in fee and simple to all Public Company Owned Real Property, free and clear of all mortgages, pledges, Liens, security interests, claims, restrictions or encumbrances of any kind. All improvements on the Public Company Real Properties, and the operations conducted therein, conform in all material respects to all applicable health, fire, safety, zone and building laws, ordinances and administrative regulations.

(c)

There are no pending or threatened condemnation proceedings with respect to any portion of Public Company Owned Real Property, or litigation or administrative actions relating to any portion of Public Company Owned Real Property.

(d)

The buildings, driveways and all other structures and improvements upon the Public Company Owned Real Properties are within the boundary lines of such Public Company Owned Real Properties (and do not encroach upon the property of, or otherwise conflict with the property rights of, any other person or entity) and there are no outstanding requirements by any insurance company which has issued a title policy covering any such property which is a condition to continued coverage under such policy at the current insurance premium.

(e)

No Person, other than Public Company, is in possession of all or any portion of the Public Company Owned Real Properties or Public Company Leased Real Properties under any unrecorded leases, tenancy at will or otherwise.

(f)

Public Company, during the time of ownership of the Public Company Owned Real Properties, has neither conveyed any portion of the Public Company Owned Real Properties nor done any act or allowed any act to be done which has changed or could change the boundaries of the Public Company Owned Real Properties, except as disclosed in the real estate records of the counties in which the Public Company Owned Real Properties are located.

(g)

All of the leases and subleases to which any Public Company Leased Real Property is subject are in full force and effect, and neither Public Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of Public Company or any Subsidiary under any such leases or subleases, or affecting or questioning the rights of Public Company or any Subsidiary to the continued possession of any Public Company Leased Real Property under any such lease or sublease.

(h)

Public Company has allowed no easements, rights of way, continuous driveway usage, drain, sewer, water, gas or oil pipeline or other rights of passage to others over the Public Company Owned Real Properties and has no knowledge of such adverse rights.

(i)

All Public Company Owned Real Property and Public Company Leased Real Property and related improvements are supplied with utilities and other services necessary for the operation of the facilities currently operated on the property.

(j)

Public Company and its Subsidiaries have good and valid title to, or good and valid leasehold interests in, all of their respective properties and assets. Except as disclosed in Section 4.11(j) of the Public Company Disclosure Schedule, all of the property and assets of Public Company and its Subsidiaries are owned free and clear of all Liens.

4.12

Intellectual Property. Public Company and its Subsidiaries exclusively own or possess all necessary licenses on an exclusive basis or other valid rights to use, without any obligation to make fixed or contingent payments, including any royalty payments, all patents, patent rights, trademarks, trademark rights, copyrights and proprietary information used or held for use in connection with their respective businesses as currently being conducted, free and clear of Liens, and there are no assertions or claims challenging the validity of any of the foregoing. Except in the ordinary course of business, neither Public Company nor any of its Subsidiaries has granted to any other person any license to use any of the foregoing. To Public Company’s knowledge, the conduct of Public Company’s and its Subsidiaries’ respective businesses as currently conducted does not conflict with any patents, patent rights, licenses, service-marks, trademarks, trademark rights, trade names, trade name rights, copyrights or other intellectual property rights of others, except as would not have or reasonably be expected to have a Public Company Material Adverse Effect. To Public Company’s knowledge, there is no infringement of any proprietary right owned by or licensed by or to Public Company or any of its Subsidiaries.

4.13

Agreements, Contracts and Commitments.

(a)

Except for documents filed or listed as exhibits to Public Company’s Recent SEC Documents, there are no contracts, whether or not reduced to writing, that (i) provide for future payments or delivery of goods or services to or from Public Company or any of its Subsidiaries involving more than $5,000 or (ii) are material to the business, results of operations or condition (financial or otherwise) of Public Company and its Subsidiaries taken as a whole (“Public Company Material Contracts”). Neither Public Company nor any of its Subsidiaries is in violation of or in default under (nor does there exist any condition which with the passage of time or the giving of notice or both would cause such a violation of or default under) any Public Company Material Contract to which it is a party or by which it or any of its properties or assets is bound. Each Public Company Material Contract is in full force and effect, and is a legal, valid and binding obligation of Public Company or one of its Subsidiaries and, to Public Company’s knowledge, each of the other parties thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity. No condition exists or event has occurred which (whether with or without notice or lapse of time or both) would constitute a default by Public Company or one of its Subsidiaries or, to Public Company’s knowledge, any other party thereto under any Public Company Material Contract or result in a right of termination of any Public Company Material Contract.

(b)

Neither Public Company nor any of its Subsidiaries is a party to any loan or credit agreements, notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which any indebtedness of Public Company or its Subsidiaries in an aggregate principal amount in excess of $2,000 is outstanding or may be incurred. All of the outstanding indebtedness of the Company and each of its Subsidiaries may be prepaid by Public Company or its Subsidiary at any time without the consent or approval of, or prior notice to, any other person, and without payment of any premium or penalty.

4.14

Litigation. There is no action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator that is pending or, to the knowledge of Public Company, has been threatened in writing against Public Company or any of its Subsidiaries. There are no material judgments, orders or decrees outstanding against Public Company or any of its Subsidiaries.

4.15

Environmental Matters. Section 4.15 of the Public Company Disclosure Schedule sets forth a complete and correct list of all real property (i) currently owned, leased or operated by Public Company or (ii) formerly owned, leased or operated by Public Company. Except as disclosed in Section 4.15 of the Public Company Disclosure Schedule:

(i)

Public Company and its Subsidiaries have complied with all applicable Environmental Laws;

(ii)

the properties currently owned, leased or operated by Public Company and its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances at levels or in a condition that would violate applicable Environmental Laws;

(iii)

the properties formerly owned, leased or operated by Public Company or any of its Subsidiaries were not, during the period of ownership, use or operation by Public Company or any of its Subsidiaries, contaminated with Hazardous Substances at levels or in a condition that would violate applicable Environmental Laws;

(iv)

neither Public Company nor any of its Subsidiaries are subject to liability for any Hazardous Substance disposal or contamination on the property of any third party;

(v)

neither Public Company nor any of its Subsidiaries have released any Hazardous Substance into the environment;

(vi)

neither Public Company nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information alleging that Public Company or any of its Subsidiaries may be in violation of, liable under or have obligations under any Environmental Law;

(vii)

neither Public Company nor any of its Subsidiaries is subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances;

(viii)

there are no circumstances or conditions involving Public Company, any of its Subsidiaries or any of their respective properties that could reasonably be expected to result in any claims, liability, obligations, investigations, costs or restrictions on the ownership, use or transfer of any property of Public Company or any of its Subsidiaries pursuant to any Environmental Law; and

(ix)

the properties currently or formerly owned, leased or operated by Public Company or any of its Subsidiaries (including soils, groundwater, surface water, natural resources, buildings or other structures) are not, and were not during the period of ownership, use, lease or operation, respectively, proposed for listing or listed on or in the U.S. EPA’s Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, National Priority List or Comprehensive Environmental Response Compensation Liability Information System or comparable state lists.

4.16

ERISA Compliance.

(a)

Schedule 4.16(a) of the Public Company Disclosure Schedule sets forth a complete and accurate list of the Benefit Plans of Public Company and its Subsidiaries. Public Company has made available to Merger Partner correct and complete copies of the plan documents and summary plan descriptions, the most recent determination or opinion letter received from the Internal Revenue Service, and all related trust agreements, insurance contracts, and other funding arrangements for each such Benefit Plan.

(b)

Each Benefit Plan that is intended to meet the requirements of a “qualified plan” under Code Section 401(a) has received a favorable determination or opinion letter from the Internal Revenue Service, and nothing has occurred since the date of such determination that could reasonably be expected to adversely affect the qualified status of any such Benefit Plan.

(c)

Public Company and its Subsidiaries have never contributed to, had any obligation to contribute to, or had any liability with respect to, a multiemployer plan described in Section 3(37) and Section 4001(a)(3) of ERISA, or a plan subject to Title IV of ERISA or Section 412 of the Code.

(d)

Except as would not have or reasonably be expected to have a Public Company Material Adverse Effect:

(i)

To the knowledge of Public Company, there is no litigation, disputed claim, governmental proceeding, audit, inquiry or investigation pending or threatened with respect to any such plan, its related assets or trusts, or any fiduciary, administrator or sponsor of such plan;

(ii)

Public Company and its Subsidiaries have established and operated the Benefit Plans in compliance with their terms and all applicable Laws; and

(iii)

None of the Benefit Plans promises or provides health, life or other welfare benefits to retirees or former employees, except as provided by Section 4980B of the Code, or comparable state statutes that provide for continuing health care coverage.

4.17

Labor and Employee Matters. Section 4.17 of the Public Company Disclosure Schedule sets forth a true and complete list of the names, titles, annual compensation rate (but excluding bonus and commissions) of each employee of Public Company and its Subsidiaries. Neither Public Company nor any of its Subsidiaries is a party to any collective bargaining agreement or similar contract with any labor union or labor organization and (i) there are no threats of work stoppage by any employees of Public Company or any of its Subsidiaries, (ii) there are no pending grievances or claims by any employees of Public Company or any of its Subsidiaries and (iii) there are no labor disputes or proceedings pending or, to the knowledge of Public Company, threatened between Public Company or any of its Subsidiaries and any of their respective employees, except in the case of clause (ii) of this Section 4.17 for any pending grievances or claims that individually, or in the aggregate, have not had and are not reasonably likely to have, a Public Company Material Adverse Effect.

4.18

Compliance with Laws. Public Company and each of its Subsidiaries has complied in all material respects with, is not in material violation of, and has not received any written notice alleging any material violation with respect to, any applicable provisions of any statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its properties or assets.

4.19

Licenses and Permits. Public Company and each Subsidiary possess and are in compliance with such Government Licenses issued by appropriate federal, state, local or foreign regulatory bodies necessary for the ownership of their respective assets and to conduct the business now operated by them, except where the failure to have obtained or be in compliance with the same would not cause a Public Company Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity or the failure to be in full force and effect would not singly or in the aggregate cause a Public Company Material Adverse Effect. Neither Public Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding would result in a Public Company Material Adverse Effect.

4.20

Insurance. Section 4.21 of the Public Company Disclosure Schedule sets forth a complete and accurate list of all insurance policies maintained by Public Company or any of its Subsidiaries (the “Public Company Insurance Policies”). Each Public Company Insurance Policy is in full force and effect as of the date of this Agreement. As of the date of this Agreement, there is no material claim by Public Company or any of its Subsidiaries pending under any Public Company Insurance Policy as to which coverage has been questioned, denied or disputed by the underwriters of such policy. All premiums due and payable under all such Public Company Insurance Policies have been paid and Public Company and its Subsidiaries are in material compliance with the terms of such policies.

4.21

Related Party Transactions.

(a)

Section 4.21(a) of the Public Company Disclosure Schedule sets forth a correct and complete list of each transaction since December 31, 2005 involving or for the benefit of Public Company or its Subsidiaries, on the one hand, and any director, executive officer of Public Company or any of its Subsidiaries or an Affiliate or relative of any such director or executive officer, on the other hand, including, without limitation, (i) any debtor or creditor relationship, (ii) any transfer or lease of real or personal property, (iii) wages, salaries, commissions, bonuses and agreements relating to employment and (iv) purchases or sales of products or services.

(b)

Section 4.21(b) of the Public Company Disclosure Schedule sets forth a correct and complete list of (i) all agreements and claims of any nature that any executive officer or director of Public Company or any of its Subsidiaries or an Affiliate or relative of any such director or executive officer has with or against Public Company or any of its Subsidiaries as of the date hereof and (ii) all agreements and claims of any nature that Public Company or any of its Subsidiaries has with or against any director or executive officer of Public Company or any of its Subsidiaries or an Affiliate or relative of any such director or executive officer as of the date hereof.

4.22

Opinion of Financial Advisor. The financial advisor of Public Company, Ladenburg Thalmann, has delivered to the Public Company Board an opinion dated the date of this Agreement to the effect that, as of such date, the Exchange Ratio is fair, from a financial point of view, to Public Company, a signed copy of which opinion has been delivered to Merger Partner.

4.23

Brokers; Fees and Expenses. No agent, broker, investment banker, financial advisor or other firm or person is or shall be entitled, as a result of any action, agreement or commitment of Public Company or any of its Affiliates, to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with any of the transactions contemplated by this Agreement, except Velocity Health Securities, Inc. Section 4.23 of the Public Company Disclosure Schedule sets forth a list of all agreements pursuant to which Velocity Health Securities, Inc. is entitled to any fees and expenses in connection with any of the transactions contemplated by this Agreement and a brief description of amounts due or that may be due. Copies of all such agreements have been delivered to Merger Partner.

4.24

Books and Records. The minute books and other similar records of Public Company and each of its Subsidiaries contain complete and accurate records of all actions taken at any meetings of Public Company’s or such Subsidiary’s stockholders, board of directors or any committee thereof and of all written consents executed in lieu of the holding of any such meeting. The books and records of Public Company and each of its Subsidiaries accurately reflect in all material respects the assets, liabilities, business, financial condition and results of operations of Public Company or such Subsidiary and have been maintained in accordance with good business and bookkeeping practices. Section 4.24 of the Public Company Disclosure Schedule sets forth a list of all bank accounts and safe deposit boxes of Public Company and its Subsidiaries and the names of persons having signature authority with respect thereto or access thereto.

4.25

Disclosure. No representation or warranty made by Public Company in this Agreement, including the Schedules and Exhibits hereto, contains any misstatement of a material fact or omits to state a material fact necessary to make any of them, in light of the circumstances, not misleading.

4.26

Public Company Not an “Investment Company”. Neither Public Company nor any of its Subsidiaries is, or has it at any time in the past been, an “investment company” within the meaning of the Investment Company Act of 1940.

4.27

Operations of the Transitory Subsidiary. The Transitory Subsidiary was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

ARTICLE V.
CONDUCT OF BUSINESS

5.1

Covenants of Merger Partner. Except as set forth on Section 5.1 of the Merger Partner Disclosure Schedule or as expressly provided herein or as consented to in writing by Public Company, from and after the date of this Agreement until the earlier of the termination of this Agreement in accordance with its terms and the Effective Time, Merger Partner shall, and shall cause each of its Subsidiaries to, act and carry on in the Ordinary Course of Business. Without limiting the generality of the foregoing, from and after the date of this Agreement until the earlier of the termination of this Agreement in accordance with its terms and the Effective Time, Merger Partner shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, do any of the following without the prior written consent of Public Company:

(a)

(i) except as permitted by Section 7.6, declare, set aside or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of its capital stock (other than dividends and distributions by a direct or indirect wholly owned Subsidiary of Merger Partner to its parent), (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities or (iii) purchase, redeem or otherwise acquire any shares of its capital stock;

(b)

issue, deliver, sell, grant, pledge or otherwise dispose of or encumber any shares of its capital stock, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares, voting securities or convertible or exchangeable securities;

(c)

amend its Articles of Incorporation, Bylaws or other comparable charter or organizational documents, except as otherwise expressly provided by this Agreement;

(d)

except for purchases of inventory in the Ordinary Course of Business, acquire (i) by merging or consolidating with, or by purchasing all or a substantial portion of the assets or any stock of, or by any other manner, any business or any corporation, partnership, joint venture, limited liability company, association or other business organization or division thereof or (ii) any assets that are material, in the aggregate, to Merger Partner and its Subsidiaries, taken as a whole;

(e)

except in the Ordinary Course of Business, sell, transfer, lease, license, pledge, or otherwise dispose of or encumber any properties or assets material to Merger Partner or of any of its Subsidiaries;

(f)

adopt or implement any stockholder rights plan;

(g)

enter into an agreement with respect to any merger, consolidation, liquidation or business combination, or any acquisition or disposition of all or substantially all of the assets or securities of Merger Partner or any of its Subsidiaries;

(h)

(i) incur or suffer to exist any indebtedness for borrowed money or guarantee any such indebtedness of another person, (ii) issue, sell or amend any debt securities or warrants or other rights to acquire any debt securities of Merger Partner or any of its Subsidiaries, guarantee any debt securities of another person, enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing or (iii) make any loans, advances (other than routine advances to employees of Merger Partner in the Ordinary Course of Business) or capital contributions to, or investment in, any other person, other than Merger Partner or any of its Subsidiaries;

(i)

make any capital expenditures or other expenditures with respect to property, plant or equipment other than in the Ordinary Course of Business in excess of $75,000 in the aggregate for Merger Partner and its Subsidiaries, taken as a whole;

(j)

make any changes in accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or, except as so required, change any assumption underlying, or method of calculating, any bad debt, contingency or other reserve;

(k)

modify, amend or terminate any Merger Partner Material Contract, or knowingly waive, release or assign any material rights or claims (including any write-off or other compromise of any accounts receivable of Merger Partner of any of its Subsidiaries), except in the Ordinary Course of Business or, to the extent subject to reserves reflected on the Merger Partner Balance Sheet, in accordance with GAAP;

(l)

except as required to comply with applicable law or agreements, plans or arrangements existing on the date hereof, (i) adopt, enter into, terminate or amend any employment, severance, change of control, indemnification, or agreement similar to the foregoing, or any benefit plan, (ii) increase in any material respect the compensation or fringe benefits of, or pay any bonus to, any employee (except for annual increases of the salaries or bonuses in the Ordinary Course of Business), (iii) amend or accelerate the payment, right to payment or vesting of any compensation or benefits, (iv) pay any material benefit not provided for as of the date of this Agreement under any benefit plan, (v) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or benefit plan (including the grant of stock options, stock appreciation rights, stock based or stock related awards, performance units or restricted stock, or the removal of existing restrictions in any benefit plans or agreements or awards made thereunder), (vi) permit any employee to enroll in any employee stock purchase plan or allow any participant in an employee stock purchase plan to increase the current level of such participant’s payroll deduction thereunder or (vii) take any action other than in the Ordinary Course of Business to fund or in any other way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or benefit plan;

(m)

make or rescind any material Tax election, settle or compromise any material Tax liability or amend any Tax return except as required by applicable law;

(n)

initiate, compromise or settle any material litigation or arbitration proceeding;

(o)

open or close any facility or office;

(p)

fail to use commercially reasonable efforts to maintain insurance at levels substantially comparable to levels existing as of the date of this Agreement;

(q)

fail to pay accounts payable and other obligations in the Ordinary Course of Business; or

(r)

authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions or any action that would make any representation or warranty of Merger Partner in this Agreement untrue or incorrect in any material respect, or would materially impair or prevent the satisfaction of any conditions in Article hereof.

5.2

Covenants of Public Company. Except as set forth on Section 5.2 of the Public Company Disclosure Schedule or as expressly provided herein or as consented to in writing by Merger Partner, from and after the date of this Agreement until the earlier of the termination of this Agreement in accordance with its terms and the Effective Time, Public Company shall, and shall cause each of its Subsidiaries to, act and carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted. Without limiting the generality of the foregoing, from and after the date of this Agreement until the earlier of the termination of this Agreement in accordance with its terms and the Effective Time, Public Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, do any of the following without the prior written consent of Merger Partner:

(a)

 (i) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of its capital stock (other than dividends and distributions by a direct or indirect wholly owned Subsidiary of Public Company to its parent), (ii) with the exception of the Reverse Stock Split, split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities or (iii) purchase, redeem or otherwise acquire any shares of its capital stock or any other of its securities or any rights, warrants or options to acquire any such shares or other securities;

(b)

issue, deliver, sell, grant, pledge or otherwise dispose of or encumber any shares of its capital stock, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares, voting securities or convertible or exchangeable securities (other than the issuance of shares of Public Company Common Stock upon the exercise of Public Company Stock Options outstanding on the date of this Agreement in accordance with their present terms (including cashless exercises);

(c)

amend its Articles of Incorporation, Bylaws or other comparable charter or organizational documents, except as otherwise expressly provided by this Agreement;

(d)

except for purchases of inventory in the Ordinary Course of Business, acquire (i) by merging or consolidating with, or by purchasing all or a substantial portion of the assets or any stock of, or by any other manner, any business or any corporation, partnership, joint venture, limited liability company, association or other business organization or division thereof or (ii) any assets that are material, in the aggregate, to Public Company and its Subsidiaries, taken as a whole;

(e)

except in the Ordinary Course of Business, sell, transfer, lease, license, pledge, or otherwise dispose of or encumber any properties or assets material to Public Company or of any of its Subsidiaries;

(f)

adopt or implement any stockholder rights plan;

(g)

other than as set forth in Section 5.2(g) of the Public Company Disclosure Schedule, enter into an agreement with respect to any merger, consolidation, liquidation or business combination, or any acquisition or disposition of all or substantially all of the assets or securities of Public Company or any of its Subsidiaries;

(h)

 (i) incur or suffer to exist any indebtedness for borrowed money or guarantee any such indebtedness of another person, (ii) issue, sell or amend any debt securities or warrants or other rights to acquire any debt securities of Public Company or any of its Subsidiaries, guarantee any debt securities of another person, enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing or (iii) make any loans, advances (other than routine advances to employees of Public Company in the Ordinary Course of Business) or capital contributions to, or investment in, any other person, other than Public Company or any of its Subsidiaries;

(i)

make any capital expenditures or other expenditures with respect to property, plant or equipment other than in the Ordinary Course of Business in excess of $5,000 in the aggregate for Public Company and its Subsidiaries, taken as a whole, other than specific capital expenditures disclosed and set forth in Section 5.2(i) of the Public Company Disclosure Schedule;

(j)

make any changes in accounting methods, principles or practices, except insofar as may have been required by the SEC or a change in GAAP or, except as so required, change any assumption underlying, or method of calculating, any bad debt, contingency or other reserve;

(k)

modify, amend or terminate any Public Company Material Contract, or knowingly waive, release or assign any material rights or claims (including any write-off or other compromise of any accounts receivable of Public Company of any of its Subsidiaries), except in the Ordinary Course of Business or, to the extent subject to reserves reflected on the Public Company Balance Sheet, in accordance with GAAP;

(l)

except as required to comply with applicable law or agreements, plans or arrangements existing on the date hereof, (i) adopt, enter into, terminate or amend any employment, severance, change of control, indemnification, or agreement similar to the foregoing, or any benefit plan, (ii) increase in any material respect the compensation or fringe benefits of, or pay any bonus to, any director, officer, employee or consultant, (iii) amend or accelerate the payment, right to payment or vesting of any compensation or benefits, including any outstanding Public Company Stock Options or restricted stock awards, (iv) pay any material benefit not provided for as of the date of this Agreement under any benefit plan, (v) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or benefit plan (including the grant of stock options, stock appreciation rights, stock based or stock related awards, performance units or restricted stock, or the removal of existing restrictions in any benefit plans or agreements or awards made thereunder), (vi) permit any employee to enroll in any employee stock purchase plan or allow any participant in an employee stock purchase plan to increase the current level of such participant’s payroll deduction thereunder or (vii) take any action other than in the Ordinary Course of Business to fund or in any other way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or benefit plan;

(m)

make or rescind any material Tax election, settle or compromise any material Tax liability or amend any Tax return except as required by applicable law;

(n)

initiate, compromise or settle any material litigation or arbitration proceeding;

(o)

open or close any facility or office;

(p)

fail to use commercially reasonable efforts to maintain insurance at levels substantially comparable to levels existing as of the date of this Agreement;

(q)

fail to pay accounts payable and other obligations in the Ordinary Course of Business;

(r)

conduct its business in a manner that would cause it to become subject to the Investment Company Act of 1940;

(s)

if Merger Partner has requested a Reverse Stock Split pursuant to Section 2.1(a), fail to appropriately adjust any Public Company Stock Options so that the exercise prices and number of shares issuable upon exercise provide the holder the same economic benefit as existed immediately prior to the Reverse Stock Split; or

(t)

authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions or any action that would make any representation or warranty of Public Company in this Agreement untrue or incorrect in any material respect, or would materially impair or prevent the satisfaction of any conditions in Article VIII hereof.

5.3

Confidentiality.. The parties acknowledge that Public Company and Merger Partner have previously executed a mutual non-disclosure agreement, dated as of May 28, 2009 (the “Confidentiality Agreement”), which Confidentiality Agreement shall continue in full force and effect in accordance with its terms, except as expressly modified by this Agreement.

ARTICLE VI.
ADDITIONAL AGREEMENTS

6.1

No Solicitation.

(a)

No Solicitation or Negotiation. Except as set forth in this Section 6.1, Merger Partner and Public Company shall not, nor shall either of them authorize or permit any of their respective Subsidiaries or any of their or their Subsidiaries’ respective directors, officers, employees, investment bankers, attorneys, accountants or other advisors or representatives (such directors, officers, employees, investment bankers, attorneys, accountants, other advisors and representatives, collectively, “Representatives”) to directly or indirectly:

(i)

solicit, initiate, encourage or take any other action designed to facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal; or

(ii)

enter into, continue or otherwise participate in any discussions or negotiations regarding, furnish to any person any information with respect to, assist or participate in any effort or attempt by any person with respect to, or otherwise cooperate in any way with, any Acquisition Proposal.

Notwithstanding the foregoing, if at any time prior to the approval of the Public Company Voting Proposals (the “Specified Time”) Public Company receives an unsolicited, written Acquisition Proposal from any person or group of persons that did not result from a breach by such party of this Section 6.1, (A) Public Company may contact such person or group of persons to clarify the terms and conditions thereof and (B) if Public Company Board determines in good faith, after consultation with outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal, then Public Company may, subject to compliance with Section 6.1(c), (x) furnish information with respect to it to the person making such Acquisition Proposal and its Representatives pursuant to a customary confidentiality agreement not less restrictive of the other party than the Confidentiality Agreement and (y) participate in discussions or negotiations with such person and its Representatives regarding any Superior Proposal. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in this Section 6.1(a) or the taking of any actions inconsistent with the restrictions set forth in this Section 6.1(a) by any Representative of Public Company or any of its Subsidiaries, shall be deemed to be a breach of this Section 6.1(a) by Public Company.

(b)

No Change in Recommendation or Alternative Acquisition Agreement. Public Company Board (and any committee thereof) shall not:

(i)

except as set forth in this Section 6.1, withdraw or modify, or publicly (or in a manner designed to become public) propose to withdraw or modify, in a manner adverse to Merger Partner, its approval or recommendation with respect to the Public Company Voting Proposals;

(ii)

cause or permit Public Company to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement constituting or relating to any Acquisition Proposal (other than, with respect to a confidentiality agreement referred to in Section 6.1(a) entered into in the circumstances referred to in Section 6.1(a)); or

(iii)

adopt, approve or recommend, or propose to adopt, approve or recommend, any Acquisition Proposal.

Notwithstanding the foregoing, the Public Company Board may withdraw or modify its recommendation with respect to the Public Company Voting Proposals if it determines in good faith after consultation with outside counsel that its fiduciary obligations require it to do so, but only at a time that is prior to the Specified Time and after the fifth business day following receipt by Merger Partner of written notice advising it that Public Company Board desires to withdraw or modify the recommendation and, if such withdrawal is due to the existence of an Acquisition Proposal, specifying the material terms and conditions of such Acquisition Proposal and identifying the person making such Acquisition Proposal. Nothing in this Section 6.1 shall be deemed to (A) permit any party to take any action described in clauses (ii) or (iii) of the first sentence of this Section 6.1(b), or (B) affect any obligation of any party under this Agreement.

(c)

Notices; Additional Negotiations. Each party shall immediately advise the other party orally, with written confirmation to follow promptly (and in any event within 24 hours), of any Acquisition Proposal or any request for nonpublic information in connection with any Acquisition Proposal, or of any inquiry with respect to, or that could reasonably be expected to lead to, any Acquisition Proposal, the material terms and conditions of any such Acquisition Proposal or inquiry and the identity of the person making any such Acquisition Proposal or inquiry. Public Company shall not provide any information to or participate in discussions or negotiations with the person or entity making any Superior Proposal until five business days after it has first notified Merger Partner of such Acquisition Proposal as required by the preceding sentence. The party receiving the Acquisition Proposal shall (i) keep the other party to this Agreement fully informed, on a current basis, of the status and details (including any change to the terms) of any such Acquisition Proposal or inquiry, (ii) provide to such party as soon as practicable after receipt or delivery thereof copies of all correspondence and other written material sent or provided from any third party in connection with any Acquisition Proposal or sent or provided to any third party in connection with any Superior Proposal and (iii) if the other party to this Agreement shall make a counterproposal, consider and cause its financial and legal advisors to negotiate on its behalf in good faith with respect to the terms of such counterproposal.

(d)

Certain Permitted Disclosure. Nothing contained in this Section 6.1 or in Section 6.6 shall be deemed to prohibit Public Company from taking and disclosing to its stockholders a position with respect to a tender offer contemplated by Rule 14e-2(a) promulgated under the Exchange Act if, in the good faith judgment of Public Company Board, after consultation with outside counsel, failure to so disclose would be inconsistent with its obligations under applicable law.

(e)

Cessation of Ongoing Discussions. Each party shall, and shall cause its Subsidiaries and its and their Representatives to, cease immediately all discussions and negotiations regarding any proposal existing as of the date of this Agreement that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal.

(f)

Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Acquisition Proposal” means any inquiry, proposal or offer from any person relating to, in a single transaction or series of related transactions, any (i) acquisition of assets of such party and/or its Subsidiaries

(including securities of Subsidiaries, but excluding sales of assets in the Ordinary Course of Business) equal to 10% or more of such party’s consolidated assets or to which 10% or more of such party’s revenues or earnings on a consolidated basis are attributable, (ii) acquisition of 10% or more of such party’s outstanding common stock, (iii) tender offer or exchange offer that if consummated would result in any person beneficially owning 10% or more of such party’s outstanding common stock, (iv) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving such party or any of its Subsidiaries or (v) any combination of the foregoing types of transactions if the sum of the percentage of consolidated assets, consolidated revenues or earnings and common stock involved is 10% or more, in each case, other than the Merger contemplated by this Agreement.

“Superior Proposal” means any unsolicited, bona fide written Acquisition Proposal on terms that the party’s board of directors determines in its good faith judgment to be (i) materially more favorable to its stockholders than the transactions contemplated by this Agreement, taking into account all the terms and conditions of such proposal (including the likelihood and timing of consummation thereof) and this Agreement (including any written proposal by either party to amend the terms of this Agreement in response to such Acquisition Proposal or otherwise) and after consultation with outside legal counsel and (ii) reasonably capable of being completed on the terms proposed, taking into account all financial, regulatory, legal and other aspects of such proposal; provided, however, that no Acquisition Proposal shall be deemed to be a Superior Proposal if any financing required to consummate the Acquisition Proposal is not fully and irrevocably committed; and provided, further, that for purposes of the definition of “Superior Proposal”, the references to “10%” in the definition of Acquisition Proposal shall be deemed to be references to “50%”.

6.2

Proxy Statement. As promptly as practical after the execution of this Agreement, Public Company shall prepare and file with the SEC the Proxy Statement of Public Company and shall respond to any comments of the SEC and shall cause the Proxy Statement to be mailed to its stockholders at the earliest practicable time. Public Company shall notify Merger Partner promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement or for additional information and shall supply Merger Partner with copies of all correspondence between Public Company or any of its Representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement or the Merger. Each of Public Company and Merger Partner shall use its best efforts to cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 6.2 to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, Public Company or Merger Partner, as the case may be, shall promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other Governmental Entity or government officials, and/or mailing to stockholders of Public Company or Merger Partner (as applicable), such amendment or supplement. No filing of, or amendment or supplement to, the Proxy Statement will be made by Public Company without providing Merger Partner the opportunity to review and comment thereon.

6.3

Form 8-K. Following the execution of this Agreement, Public Company shall use its commercially reasonable efforts to furnish Merger Partner with such information and provide Merger Partner with such assistance as Merger Partner may reasonably request to ensure that the Form 8-K announcing the Closing of the Merger (the “Post-Merger 8-K”) is prepared and filed with the SEC within the time period prescribed by Form 8-K, and, whether or not legally required, contains the information specified in Items 2.01(f), 5.06 and 9.01(c) of Form 8-K.

6.4

NYSE AMEX Listing. Public Company shall make all filings with, and obtain all approvals from NYSE AMEX as may be required by NYSE AMEX to consummate the transactions contemplated by this Agreement and to permit the continued listing of the Public Company Common Stock issuable to the stockholders of Merger Partner in connection with the Merger on NYSE AMEX, including but not limited to compliance with NYSE AMEX Company Guide Section 341. Public Company shall notify Merger Partner promptly of any comments or request by NYSE AMEX or its staff for additional information and shall supply Merger Partner with copies of all correspondence between NYSE AMEX, on one hand, and Public Company or any of its Representatives, on the other hand, and shall give Merger Partner reasonable notice of and opportunity to participate in any substantive communications with NYSE AMEX. Public Company shall facilitate communications of Merger Partner and NYSE AMEX as may be reasonably requested by Merger Partner.

6.5

Access to Information. Each of Public Company and Merger Partner shall (and shall cause each of its Subsidiaries to) afford to the other party’s officers, employees, accountants, counsel and other representatives, reasonable access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments, personnel and records and, during such period, each of Public Company and Merger Partner shall (and shall cause each of its Subsidiaries to) furnish promptly to the other party (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal or state securities laws and (ii) all other information concerning its business, properties, assets and personnel as the other party may reasonably request. Each of Public Company and Merger Partner will hold any such information which is nonpublic in confidence in accordance with the Confidentiality Agreement. No information or knowledge obtained in any investigation pursuant to this Section 6.5 or otherwise shall affect or be deemed to modify any representation or warranty contained in this Agreement or the conditions to the obligations of the parties to consummate the Merger.

6.6

Public Company Stockholder Approval.

(a)

Public Company, acting through the Public Company Board, shall take all actions in accordance with applicable law, its Articles of Incorporation and Bylaws and NYSE AMEX rules promptly and duly to call, give notice of, convene and hold as promptly as practicable, the Public Company Meeting for the purpose of considering and voting upon the Public Company Voting Proposals. Subject to Section 6.1, (i) the Public Company Board shall recommend approval of the Public Company Voting Proposals by the stockholders of Public Company and include such recommendation in the Proxy Statement and (ii) neither Public Company Board nor any committee thereof shall withdraw or modify, or propose or resolve to withdraw or modify in a manner adverse to Merger Partner, the recommendation of the Public Company Board that Public Company’s stockholders vote in favor of the Public Company Voting Proposals. Public Company shall take all action that is both reasonable and lawful (including, by way of example, the retention of a professional proxy solicitation firm, the scope and types of services of which shall be mutually agreed upon by the parties with a view towards securing stockholder approval of the Public Company Voting Proposals) to solicit from its stockholders proxies in favor of the Public Company Voting Proposals and shall take all other action necessary or advisable to secure the Requisite Vote to obtain such approvals. Notwithstanding anything to the contrary contained in this Agreement, Public Company, after consultation with Merger Partner, may adjourn or postpone the Public Company Meeting to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to Public Company’s stockholders or, if as of the time for which the Public Company Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Public Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Public Company Meeting.

(b)

Public Company shall call, give notice of, convene and hold the Public Company Meeting in accordance with this Section 6.6, and shall submit the Public Company Voting Proposals to its stockholders for the purpose of acting upon such proposal whether or not any actual, potential or purported Acquisition Proposal or Superior Proposal has been commenced, disclosed, announced or submitted to Public Company unless the Public Company Board at any time subsequent to the date hereof determines, in the manner prescribed by Section 6.1(b), that this Agreement is no longer advisable and recommends that the stockholders of Public Company reject one or more of the Public Company Voting Proposals.

6.7

Cooperation Regarding Legal Matters.

(a)

Subject to the terms hereof, Merger Partner and Public Company shall each use commercially reasonable efforts to (i) take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby as promptly as practicable, (ii) as promptly as practicable, obtain from any Governmental Entity or any other third party any consents, licenses, permits, waivers, approvals, authorizations, or orders required to be obtained or made by Merger Partner or Public Company or any of their Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, (iii) as promptly as practicable, make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under the Securities Act and the Exchange Act, any other applicable federal or state securities laws and any other applicable law and (iv) execute or deliver any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement; provided however, that with respect to clause (ii) above, no party shall be required to (A) incur any material obligation or expenditure (other than the payment of ordinary filing, licensing or similar fees) or (B) agree to any condition, requirement or stipulation, the result of which would cause a Merger Partner Material Adverse Effect or Public Company Material Adverse Effect (as applicable). Merger Partner and Public Company shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, accepting all reasonable additions, deletions or changes suggested in connection therewith. Merger Partner and Public Company shall use their respective commercially reasonable efforts to furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable law (including all information required to be included in the Proxy Statement and the Post-Merger 8-K in connection with the transactions contemplated by this Agreement).

(b)

Each of Merger Partner and Public Company shall give (or shall cause their respective Subsidiaries to give) any notices to third parties, and use, and cause their respective Subsidiaries to use, their commercially reasonable efforts to obtain any third party consents related to or required in connection with the Merger that are (i) necessary to consummate the transactions contemplated hereby, (ii) disclosed or required to be disclosed in Merger Partner Disclosure Schedule or Public Company Disclosure Schedule, as the case may be or (iii) required to prevent the occurrence of an event that may have a Merger Partner Material Adverse Effect or a Public Company Material Adverse Effect from occurring prior to or after the Effective Time.

6.8

Public Disclosure. Except as may be required by law or NYSE AMEX regulations, (i) the press release announcing the execution of this Agreement shall be issued only in such form as shall be mutually agreed upon by Public Company and Merger Partner, (ii) Public Company shall consult with Merger Partner before issuing any press release or otherwise making any public statement with respect to the Merger or this Agreement and shall not issue any such press release or make any such public statement without first obtaining the prior written consent of Merger Partner, which shall not be unreasonably withheld and (iii) Merger Partner shall not issue any press release or otherwise make any public statement with respect to the Merger or this Agreement without the prior written consent of Public Company, which shall not be unreasonably withheld.

6.9

Notification of Certain Matters. Public Company shall give prompt notice to Merger Partner, and Merger Partner shall give prompt notice to Public Company, of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause (i) (A) any representation or warranty of such party contained in this Agreement that is qualified as to materiality to be untrue or inaccurate in any respect or (B) any other representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect, in each case, at any time from and after the date of this Agreement until the Effective Time, or (ii) any material failure of Public Company and the Transitory Subsidiary or Merger Partner, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. Notwithstanding the above, the delivery of any notice pursuant to this Section 6.9 will not limit or otherwise affect the remedies available hereunder to the party receiving such notice or the conditions to such party’s obligation to consummate the Merger.

6.10

Headquarters of Public Company. Immediately following the Effective Time, the headquarters of Public Company shall be located at Merger Partner’s headquarters.

6.11

Corporate Identity. Immediately following the Effective Time, the corporate name of Public Company shall be Pernix Therapeutics Holdings, Inc., as approved by the Public Company stockholders as part of the Public Company Voting Proposals.

6.12

Directors of Public Company. Public Company shall take all necessary action such that immediately after the Effective Time, the directors of Public Company shall be five in number, three designated by Merger Partner and two designated by Public Company. It is anticipated that such directors will be the following individuals: Michael C. Pearce and Jan H. Loeb (designated by Public Company), and Cooper C. Collins, James E. Smith, Jr. and Anthem Blanchard (designated by Merger Partner), with Michael C. Pearce serving as the Chairman of the Board of Directors. Public Company has obtained the written resignations of its noncontinuing directors, contingent upon and effective at the Effective Time. If any of such individual is unable or unwilling to serve as of the Effective Time, the party designating such individual shall designate another individual who shall be reasonably satisfactory to the other party. The parties shall ensure that the composition of the Board and its committees as of the Effective Time complies with the requirements of the SEC and NYSE AMEX. At the Effective Time, the members of the audit committee shall be: Jan Loeb and Anthem Blanchard, members of the compensation committee shall be

James E. Smith, Jr., Jan Loeb and Anthem Blanchard, and members of the nominating committee shall be James E. Smith, Jr., Jan Loeb and Anthem Blanchard.

6.13

Executive Officers of Public Company. Public Company shall take all necessary action such that immediately after the Effective Time, the executive officers of the Public Company shall be the individuals designated by Merger Partner, who are anticipated to be the following: Cooper C. Collins, President and Chief Executive Officer; Tracy Clifford, Chief Financial Officer; and Michael Venters, Executive Vice President of Operations. If any of such individual is unable or unwilling to serve, a replacement shall be chosen by the Board of Directors as constituted as provided in the preceding paragraph.

6.14

2009 Stock Incentive Plan. Subject to shareholder approval at the Public Company Meeting, Public Company intends to adopt the 2009 Stock Incentive Plan in substantially the form attached hereto as Exhibit G.

ARTICLE VII.
TAX MATTERS

7.1

Section 368(a) Reorganization. Each of Public Company, Transitory Subsidiary and Merger Partner shall use commercially reasonable efforts to cause the Merger to qualify, and agree not to take any action which to its knowledge could reasonably be expected to cause the merger to fail to qualify, as a reorganization within the meaning of Section 368(a) of the Code. This Agreement is intended to constitute, and the parties hereto hereby adopt this Agreement as, a “plan of reorganization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a). Each of Public Company, Transitory Subsidiary and Merger Partner shall report the merger as a reorganization within the meaning of Section 368(a) of the Code unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code.

7.2

Tax Returns for Tax Periods Ending on or before Closing Date. Public Company shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for Merger Partner and its Subsidiaries for all Tax periods ending on or prior to the Closing Date that are filed after the Closing Date. Public Company shall permit the stockholders of Merger Partner to review and comment on each such Tax Return described in the preceding sentence prior to filing.

7.3

Straddle Period. In the case of Taxes that are payable with respect to a Tax period that begins before the Closing Date and ends after the Closing Date, the portion of any such Tax that is allocable to the portion of the Tax period ending on the Closing Date shall be:

(a)

in the case of Taxes that are either (A) based upon or related to income or receipts, or (B) imposed in connection with any sale or other transfer or assignment of property (real or personal, tangible or intangible), deemed equal to the amount which would be payable if the Tax period ended on the day prior to the Closing Date; and

(b)

in the case of Taxes imposed on a periodic basis with respect to the assets of Merger Company and its Subsidiaries, or otherwise measured by the level of any item, deemed to be the amount of such Taxes for the entire period for which such Tax is assessed (“Assessment Period”)(or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding Assessment Period), multiplied by a fraction the numerator of which is the number of calendar days in the Assessment Period ending on the day before the Closing Date and the denominator of which is the number of calendar days in the entire Assessment Period.

7.4

Cooperation on Tax Matters.

(a)

Public Company and its Subsidiaries and Merger Partner and its Subsidiaries shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information reasonably relevant to any such audit, litigation, or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Public Company and its Subsidiaries and Merger Partner and its Subsidiaries agree (A) to retain all books and records with respect to Tax matters pertinent to Merger Partner and its Subsidiaries relating to any Tax period beginning before the Closing Date until expiration of the statute of limitations (and, to the extent notified by Public Company or Merger Partner or their respective Subsidiaries, any extensions thereof) of the respective Tax periods, and to abide by all record retention agreements entered into with any Governmental Entity, and (B) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, shall allow the other party to take possession of such books and records.

(b)

Public Company and its Subsidiaries and Merger Partner and its Subsidiaries further agree, upon request, to use their best efforts to obtain any certificate or other document from any Governmental Entity or any other person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including with respect to the transactions contemplated hereby), including any Tax imposed on any stockholder of Merger Partner.

(c)

Public Company and its Subsidiaries shall not settle any Tax dispute with any Governmental Entity or any other person with respect to any Tax period beginning prior to the Closing Date, without the consent of stockholders of Merger Partner representing a majority of the total voting power of Merger Partner.

7.5

Certain Taxes and Fees. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be paid by Public Company or its Subsidiaries when due, and Public Company or its Subsidiaries shall, at its own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees.

7.6

Cash Distributions. To the extent allowed under Article 7.1 of this Agreement, Merger Partner may, on or prior to the day before the Closing Date, distribute cash or declare dividends payable in cash and/or promissory notes or coupons due in no more than six months to its pre-Merger stockholders equal in the aggregate to no more than the sum of:

(a)

an amount not exceeding Merger Partner’s accumulated adjustment account (as defined by Section 1368(3)(1) of the Code), calculated through the day prior to the Closing Date, and

(b)

an amount for each stockholder of Merger Partner not more than (i) the proportionate share of income of Merger Partner attributed to each stockholder for any Tax period ending after the date of this Agreement and prior to the Closing Date, (ii) multiplied by 46%, less (iii) the amount of any distributions or dividends declared and paid to the stockholder by Merger Partner to pay Taxes relating to any Tax period ending after the date of this Agreement and prior to the Closing Date.

ARTICLE VIII.
CONDITIONS TO MERGER

8.1

Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions:

(a)

Stockholder Approvals. The Proxy Statement shall have been filed with the SEC, and all comments of the SEC shall have been resolved to the satisfaction of the SEC, and shall have been provided to the stockholders of Public Company in compliance with applicable law, and the Public Company Voting Proposals shall have been approved at the Public Company Meeting, at which a quorum is present, by the Requisite Vote of the stockholders of Public Company under applicable law and stock market regulations.

(b)

Governmental Approvals. Other than the filing of the Louisiana Certificate of Merger, all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity in connection with the Merger and the consummation of the other transactions contemplated by this Agreement, the failure of which to file, obtain or occur is reasonably likely to have a Public Company Material Adverse Effect or a Merger Partner Material Adverse Effect shall have been filed, been obtained or occurred on terms and conditions that could not reasonably be likely to have a Public Company Material Adverse Effect or a Merger Partner Material Adverse Effect.

(c)

No Injunctions. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (preliminary or permanent) or statute, rule or regulation which is in effect and which has the effect of making the

Merger illegal or otherwise prohibiting consummation of the Merger or the other transactions contemplated by this Agreement.

(d)

No Restraints. There shall exist no overtly threatened or pending action by any Governmental Entity or third party (i) seeking to restrain, prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby or (ii) challenging the validity of the Merger, this Agreement or the transactions contemplated hereby alleging that this Agreement or the consummation of the transactions contemplated hereby are not in compliance with law.

(e)

Tax Treatment. Merger Partner shall have received an opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre L.L.P., in form and substance reasonably satisfactory to Merger Partner, on the basis of certain facts, representations and assumptions set forth therein, dated the Closing Date, to the effect that the Merger will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, such counsel shall be entitled to receive and rely upon representations of officers of Public Company, Transistory Subsidiary and Merger Partner as to such matters as such counsel may reasonably request.

8.2

Additional Conditions to the Obligations of Public Company and the Transitory Subsidiary. The obligations of Public Company and the Transitory Subsidiary to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following additional conditions, any of which may be waived in writing exclusively by Public Company and the Transitory Subsidiary:

(a)

Representations and Warranties. The representations and warranties of Merger Partner contained in this Agreement and in any document delivered in connection herewith (i) to the extent qualified by Merger Partner Material Adverse Effect or any other materiality qualification shall be true and correct and (ii) to the extent not qualified by Merger Partner Material Adverse Effect or any other materiality qualification shall be true and correct in all material respects, in each case as of the date hereof and as of the Closing Date (except for representations and warranties made as of a specified date, which need be true and correct only as of the specified date).

(b)

Performance of Obligations of Merger Partner. Merger Partner shall have performed in all material respects all obligations required to be performed by it under this Agreement on or prior to the Closing Date.

(c)

No Merger Partner Material Adverse Effect. No Merger Partner Material Adverse Effect shall have occurred since the date of this Agreement and be continuing.

(d)

Third Party Consents. Merger Partner shall have obtained (i) all consents and approvals of third parties listed in Section 8.2(d)(i) of the Merger Partner Disclosure Schedule and (ii) any other required consent or approval of any third party, the failure of which to obtain, individually or in the aggregate, is reasonably likely to have a Merger Partner Material Adverse Effect.

(e)

Officers’ Certificate. Public Company shall have received an officers’ certificate duly executed by the chief executive officer of Merger Partner to the effect that the conditions of Sections 8.2(a), (b), (c) and (d) have been satisfied.

(f)

Actions to Effect the Transactions. All actions taken by Merger Partner in connection with the consummation of the transactions contemplated hereby and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Public Company.

8.3

Additional Conditions to the Obligations of Merger Partner. The obligation of Merger Partner to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following additional conditions, any of which may be waived, in writing, exclusively by Merger Partner:

(a)

Representations and Warranties. The representations and warranties of Public Company and Transitory Subsidiary shall be true and correct as of the date of this Agreement and as of the Closing Date, as if made on and as of the Closing Date (other than such representations and warranties made as of a specific date, which shall remain true and correct as of such specific date.

(b)

Financial Condition and Liquidity. As of the Closing Date, (i) the Net Assets of Public Company is not less than $7.5 million, (ii) Public Company’s Net Working Capital is not less than $6.6 million and (iii) Public Company’s Cash and Cash Equivalents is not less than $6.5 million, each as determined in accordance with GAAP, and as determined to the reasonable satisfaction of Merger Partner based on such evidence as it shall reasonably request.

(c)

Performance of Obligations of Public Company and Transitory Subsidiary. Public Company and the Transitory Subsidiary shall have performed in all material respects all obligations required to be performed by them under this Agreement on or prior to the Closing Date.

(d)

No Public Company Material Adverse Effect. No Public Company Material Adverse Effect shall have occurred since the date of this Agreement and be continuing.

(e)

Third Party Consents. Public Company shall have obtained (i) all consents and approvals of third parties listed in Section 8.3(e)(i) of the Public Company Disclosure Schedule and (ii) any other required consent or approval of any third party, the failure of which to obtain, individually or in the aggregate, is reasonably likely to have a Public Company Material Adverse Effect.

(f)

NYSE AMEX Approval. NYSE AMEX shall not have delisted the Public Company Common Stock and shall have approved the initial listing application filed by Public Company in accordance with NYSE AMEX Company Guide Section 341 in connection with the transactions contemplated by this Agreement, and otherwise indicated to the reasonable satisfaction of Merger Partner that the shares of Public Company Common Stock issuable in connection with the Merger will be listed for trading on the NYSE AMEX upon issuance.

(g)

Officers’ Certificate. Merger Partner shall have received an officers’ certificate duly executed by the chief executive officer and the chief financial officer of Public Company to the effect that the conditions of Sections 8.3(a), (b), (c) , (d), (e) and (f) have been satisfied.

(h)

Actions to Effect the Transactions. All actions taken by Public Company in connection with the consummation of the transactions contemplated hereby and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Merger Partner.

ARTICLE IX.
TERMINATION AND AMENDMENT

9.1

Termination. This Agreement may be terminated at any time prior to the Effective Time (with respect to Sections 9.1(b) through 9.1(j), by written notice by the terminating party to the other party), whether before or after approval of the Merger by the stockholders of Merger Partner and Public Company:

(a)

by mutual written consent of Public Company and Merger Partner;

(b)

by either Public Company or Merger Partner if the Merger shall not have been consummated by March 31, 2010 (the “Outside Date”) (provided that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been a principal cause of or resulted in the failure of the Merger to occur on or before the Outside Date);

(c)

by either Public Company or Merger Partner if a Governmental Entity of competent jurisdiction shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger;

(d)

by either Public Company or Merger Partner if at the Public Company Meeting (including any adjournment or postponement permitted by this Agreement), at which a vote on the Public Company Voting Proposals is taken, the Requisite Vote of the stockholders of Public Company in favor of the Public Company Voting Proposals shall not have been obtained; provided that the right to terminate this Agreement under this Section 9.1(d) shall not be available (i) to any party seeking termination if at such time such party is in breach of or has failed to fulfill its obligations under this Agreement or (ii) to Public Company if the failure to obtain the Requisite Vote to approve the Public Company Voting Proposals has been caused by a breach of a Public Company Stockholder Agreement by any party thereto other than Merger Partner;

(e)

by either Public Company or Merger Partner, if the Public Company Board shall have failed to give its recommendation to the approval of the Public Company Voting Proposals in the Proxy Statement or shall have withdrawn or modified its recommendation of the Public Company Voting Proposals;

(f)

by Merger Partner, if (i) a tender offer or exchange offer for outstanding shares of Public Company Common Stock is commenced (other than by Merger Partner or an Affiliate of Merger Partner), and the Public Company Board (or any committee thereof) recommends that the stockholders of Public Company tender their shares in such tender or exchange offer or, within 10 business days after the commencement of such tender offer or exchange offer, the Public Company Board fails to recommend against acceptance of such offer, (ii) Public Company shall have breached its obligations under Section 6.1, Section 6.6(a) or Section 6.6(b) of this Agreement or (iii) Public Company shall have failed to hold the Public Company Meeting and submit the Public Company Voting Proposals to Public Company’s stockholders by the date which is five business days prior to the Outside Date;

(g)

by Public Company, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement set forth in this Agreement (other than those referred to elsewhere in this Section 9.1) on the part of Merger Partner, which breach would cause the conditions set forth in Section 8.2(a) or (b) not to be satisfied, and such failure or breach with respect to any such representation, warranty, covenant or agreement cannot be cured or, if curable, shall continue unremedied for a period of 30 days after Merger Partner has received written notice from Public Company of the occurrence of such failure or breach (provided that in no event shall such 30 day period extend beyond the second business day immediately preceding the Outside Date), which written notice must be provided promptly following such time as Public Company obtains actual knowledge of such failure or breach;

(h)

by Merger Partner, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement set forth in this Agreement (other than those referred to elsewhere in this Section 9.1) on the part of Public Company, which breach would cause the conditions set forth in Section 8.3(a), or (c) not to be satisfied, and such failure or breach with respect to any such representation, warranty, covenant or agreement cannot be cured or, if curable, shall continue unremedied for a period of 30 days after Public Company has received written notice from Merger Partner of the occurrence of such failure or breach (provided that in no event shall such 30 day period extend beyond the second business day immediately preceding the Outside Date), which written notice must be provided promptly following such time as Merger Partner obtains actual knowledge of such failure or breach;

(i)

by Merger Partner, if Public Company is delisted by NYSE AMEX prior to the Effective Time and/or fails to obtain approve from NYSE AMEX of its initial listing application filed in accordance with NYSE AMEX Company Guide 341 in connection with the transactions contemplated by this Agreement; or

(j)

by Merger Partner, if, as of the Closing Date, any of the conditions set forth in Section 8.3(b) are not satisfied or, if prior to the Closing Date, it becomes evident to Merger Partner that Public Company will be unable to satisfy any of the conditions set forth in Section 8.3(b).

9.2

Effect of Termination. In the event of termination of this Agreement as provided in Section 9.1, this Agreement shall immediately become void and there shall be no liability or obligation on the part of Public Company, Merger Partner, the Transitory Subsidiary or their respective officers, directors, stockholders or Affiliates; provided that (i) any such termination shall not relieve any party from liability for any deliberate breach of this Agreement (which includes without limitation the making of any representation or warranty by a party in this Agreement that the party knew was not true and accurate when made) and (ii) the provisions of Section 5.3 (Confidentiality), Section 9.2 (Effect of Termination), Section 9.3 (Fees and Expenses) and Article X (Miscellaneous) of this Agreement and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement.

9.3

Fees and Expenses.

(a)

Except as set forth in this Section 9.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

(b)

Merger Partner hereby agrees to pay Public Company a termination fee of $250,000 in the event of the termination of this Agreement:

(i)

by Public Company pursuant to Section 9.1(b) but only if the failure to satisfy the conditions set forth in Section 8.2(a) or (b) by the Outside Date shall have resulted in the Closing not occurring by the Outside Date; or

(ii)

by Public Company pursuant to Section 9.1(g).

(c)

Public Company hereby agrees to pay Merger Partner a termination fee of $250,000 in the event of the termination of this Agreement:

(i)

by Merger Partner pursuant to Section 9.1(b) but only if the failure to satisfy the conditions set forth in Section 8.1(a) or in Section 8.3(a) or (c) by the Outside Date shall have resulted in the Closing not occurring by the Outside Date;

(ii)

by Merger Partner or Public Company pursuant to Section 9.1(d) as a result of the failure to receive the Requisite Vote for approval of the Public Company Voting Proposals by the stockholders of Public Company at the Public Company Meeting;

(iii)

by Public Company or Merger Partner pursuant to Section 9.1(e);

(iv)

by Merger Partner pursuant to Section 9.1(f); or

(v)

by Merger Partner pursuant to Section 9.1(h), (i) or (j);

provided, that if the Agreement is terminated pursuant to clause (c)(iii) or (iv) for any reason whatsoever or any of clauses (c)(i), (ii) or (v) after such time as Public Company has received an Acquisition Proposal after the date of this Agreement, then the termination fee shall be increased to $500,000.

(d)

The termination fee, payable pursuant to Section 9.3(b) or 9.3(c) shall be paid by wire transfer of same-day funds within one business day after demand therefor following the first to occur of the events giving rise to the payment obligation described in Section 9.3(b) and 9.3(c); provided that in no event shall Public Company or Merger Partner, as the case may be, be required to pay the termination fees to the other, if, immediately prior to the termination of this Agreement, the party to receive the termination fee was in material breach of its obligations under this Agreement. If one party fails to promptly pay to the other any termination fee due hereunder, the defaulting party shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee at the publicly announced prime rate of Bank of America, N.A. plus five percent per annum, compounded quarterly, from the date such termination fee was required to be paid.

(e)

 Payment of any termination fee described in this Section 9.3 shall not be in lieu of damages incurred in the event of a deliberate breach of this Agreement described in Section 9.2.

9.4

Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of any of the parties, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

9.5

Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. Such extension or waiver shall not be deemed to apply to any time for performance, inaccuracy in any representation or warranty, or noncompliance with any agreement or condition, as the case may be, other than that which is specified in the extension or waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

ARTICLE X.
MISCELLANEOUS

10.1

Nonsurvival of Representations, Warranties and Agreements. The respective representations and warranties of Merger Partner, Public Company and the Transitory Subsidiary contained in this Agreement or in any instrument delivered pursuant to this Agreement shall expire with, and be terminated and extinguished upon, the Effective Time. This Section 10.1 shall have no effect upon any other obligations of the parties hereto, whether to be performed before or after the consummation of the Merger.

10.2

Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

(a)

if to Public Company or the Transitory Subsidiary, to:

Golf Trust of America, Inc.

10 N. Angler’s Wharf

Charleston, SC 29401

Phone:

(843) 723-4653

E-mail: mpearce3@nc.rr.com

Attn: Mike Pearce

with a copy to:

Agron Law Firm

5445 DTC Parkway, Suite 520

Englewood, CO 80111-3009

Phone:

(303) 770-7254

Email:

gaa@agronlaw.com

Attn: Gary A. Agron

(b)

if to Merger Partner, to:

Pernix Therapeutics, Inc.

P.O. Box 40

Gonzales, LA 70707

Phone:

(832) 934-1825

Email: coopercollins@zyberrx.com

Attn: Cooper C. Collins

with a copy to:

Jones, Walker, Waechter, Poitevent, Carrère & Denègre L.L.P.

Four United Plaza

8555 United Plaza Boulevard

Baton Rouge, LA 70809

Phone:

(225) 284-2026

Email:

drousseau@joneswalker.com

Attn: Dionne Rousseau

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner herein set forth.

10.3

Entire Agreement. This Agreement (including the Schedules and Exhibits hereto and the documents and instruments referred to herein that are to be delivered at the Closing) constitutes the entire agreement among the parties to this Agreement and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof; provided that the Confidentiality Agreement shall remain in effect in accordance with its terms.

10.4

No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third-party beneficiary hereto.

10.5

Assignment. No party may assign any of its rights or delegate any of its performance obligations under this Agreement, in whole or in part, by operation of law or otherwise without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment of rights or delegation of performance obligations in violation of this Section 10.5 shall be null and void.

10.6

Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

10.7

Counterparts and Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement or amendments thereto and of signature pages by facsimile transmission or by email transmission in portable document format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Agreement or amendment for all purposes. Signatures of the parties transmitted by facsimile or by email transmission in portable document format, or similar format, shall be deemed to be their original signatures for all purposes.

10.8

Interpretation. When reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or Section of this Agreement, unless otherwise indicated. The table of contents, table of defined terms and headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement.

10.9

Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby (including without limitation its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the internal laws of the State of Louisiana without giving effect to any choice or conflict of law provision or rule (whether of the State of Louisiana or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Louisiana.

10.10

Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that monetary damages would not be a sufficient remedy for a breach of this Agreement. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

10.11

Submission to Jurisdiction. Each of the parties to this Agreement (i) consents to submit itself to the exclusive personal jurisdiction of the State of Louisiana in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined by a court located in the State of Louisiana, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any court and (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transaction contemplated by this Agreement in any other jurisdiction. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10.2. Nothing in this Section 10.11, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

10.12

WAIVER OF JURY TRIAL. EACH OF PUBLIC COMPANY, THE TRANSITORY SUBSIDIARY AND MERGER PARTNER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF PUBLIC COMPANY, THE TRANSITORY SUBSIDIARY OR MERGER PARTNER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

IN WITNESS WHEREOF, Public Company, the Transitory Subsidiary and Merger Partner have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

Public Company
Golf Trust of America, Inc.

By:	/s/ Michael C. Pearce
Name:	Michael C. Pearce
Title:	Chief Executive Officer and Chairman of the Board of Directors

Transitory Subsidiary
GTA Acquisition, LLC

By:	Golf Trust of America, Inc., its manager

By:	/s/ Michael C. Pearce
Name:	Michael C. Pearce
Title:	Chief Executive Officer and Chairman of the Board of Directors

Merger Partner
Pernix Therapeutics, Inc.

By:	/s/ Cooper C. Collins
Name:	Cooper C. Collins
Title:	President

Index of Schedules and Exhibits
Schedule A	Merger Partner Stockholders*
Schedule B	Public Company Executive Officer Stockholders*
Schedule C	Public Company Director Stockholders*
Schedule D	Merger Consideration Issuable to Merger Partner Stockholders*
Exhibit A	Form of Merger Partner Stockholder Agreement
Exhibit B	Form of Executive Officer Stockholder Agreement
Exhibit C	Form of Director Stockholder Agreement
Exhibit D	Form of Couchman Stockholder Agreement
Exhibit E	Surviving Entity Articles of Organization*
Exhibit F	Surviving Entity Operating Agreement*
Exhibit G	Form of 2009 Stock Incentive Plan

———————

* indicates schedules or exhibits not included

Exhibit A
Form of Merger Partner Stockholder Agreement

See attached.

MERGER PARTNER
STOCKHOLDER AGREEMENT

THIS STOCKHOLDER AGREEMENT (this "Agreement"), dated as of ___________ , 2009, is by and among Golf Trust of America, Inc., a Maryland corporation ("Public Company"), Pernix Therapeutics, Inc., a Louisiana corporation ("Merger Partner"), and the undersigned stockholder ("Stockholder") of Merger Partner.

WHEREAS, concurrently with the execution and delivery of this Agreement, Public Company, GTA Acquisition, LLC, LLC, a Louisiana limited liability company and a wholly owned subsidiary of Public Company (the "Transitory Subsidiary"), and Merger Partner have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended or supplemented from time to time pursuant to the terms thereof, the "Merger Agreement"), which provides for the merger (the "Merger") of Merger Partner into Transitory Subsidiary in accordance with the terms of the Merger Agreement;

WHEREAS, Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of common stock of Merger Partner as is indicated on the signature page of this Agreement; and

WHEREAS, in consideration of the execution and delivery of the Merger Agreement by Public Company and the Transitory Subsidiary, Stockholder desires to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing, intending to be legally bound, the parties hereto hereby agree as follows:

1.

Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

"Constructive Sale" means with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership.

"Merger Partner Shares" means (i) all shares of capital stock of Merger Partner owned, beneficially or of record, by Stockholder as of the date hereof, and (ii) all additional shares of capital stock of Merger Partner acquired by Stockholder, beneficially or of record, from the date of this Agreement and expiring on the Expiration Date (as such term is defined in Section 8 below).

"Transfer" means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

2.

Transfer Restrictions with Respect to the Merger Partner Shares.

a.

At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, Stockholder shall not, except in connection with the Merger, Transfer any of the Merger Partner Shares, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto. Notwithstanding the immediately preceding sentence, the foregoing restrictions shall not apply to any Transfer of Merger Partner Shares to any beneficiary of Stockholder pursuant to will, intestacy or other testamentary document or applicable laws of descent in the event of the death of Stockholder, provided that Stockholder's heir or heirs thereof shall have executed and delivered a counterpart of this Agreement.

b.

Stockholder understands and agrees that if Stockholder attempts to Transfer any of the Merger Partner Shares other than in compliance with this Agreement, Merger Partner shall not, and Stockholder hereby unconditionally and irrevocably instructs Merger Partner to not, (i) permit any such Transfer on its books and records or (ii) issue a new certificate representing any of the Merger Partner Shares, unless and until Stockholder shall have complied with the terms of this Agreement.

3.

Lock-Up with Respect to Public Company Common Stock.

a.

Initial Lock-Up Period. Stockholder shall not during the period commencing upon the Effective Time and ending on the first anniversary of the filing of the Post-Merger 8-K with the SEC or such earlier period as may be determined by Public Company Board pursuant to Section 4 below (the "Initial Lock-Up Period"), Transfer any shares of Public Company Common Stock received in exchange for his Merger Partner Shares pursuant to the Merger. During each of the three years following the Initial Lock-Up Period, Stockholder shall not Transfer more than one-third of the aggregate number of shares of Public Company Common Stock received in exchange for his Merger Partner Shares.

b.

Additional Restrictions. The restrictions on Transfer set forth in this Agreement shall be in addition to any restrictions on Transfer under any federal and state securities laws, including, without limitation, Rule 144 of the Securities Act of 1933. Additionally, the restrictions set forth in this Section 3 shall not apply to Transfers to any beneficiary of the Stockholder pursuant to will, intestacy or other testamentary document or applicable laws of descent in the event of the death of Stockholder, provided that Stockholder's heir or heirs thereof shall have executed and delivered a counterpart of this Agreement.

c.

Right to Decline Transfer. Public Company is hereby authorized to disclose the existence of this Agreement to its transfer agent and registrar. Stockholder also agrees and consents to (i) the entry of stop transfer instructions with Public Company's transfer agent and registrar against the Transfer of Stockholder's shares of Public Company Common Stock received in exchange for his Merger Partner Shares pursuant to the Merger except in compliance with the foregoing restrictions and (ii) the imprint of a legend on any certificate representing Stockholder's shares of Public Company Common Stock received in exchange for his Merger Partner Shares pursuant to the Merger describing the restrictions contained herein. In the case of any shares of Public Company Common Stock received in exchange for his Merger Partner Shares pursuant to the Merger for which Stockholder is the beneficial but not the record holder, Stockholder agrees to cause the record holder to comply with the foregoing provisions of this Section 3(c).

4.

Legal Opinion. Notwithstanding anything to the contrary contained in Section 3, in the event Public Company Board receives an opinion of counsel at any time following the Effective Time from such law firm and in such form as Public Company Board, in its sole and absolute discretion, deems satisfactory, opining that Public Company is not, and has not previously been, a "shell company" (as defined in Rule 405 of the Securities Act of 1933), and that Rule 144 of the Securities Act of 1933 is available for the resale of Public Company Common Stock, the Initial Lock-Up Period shall, without any further action on the part of any party to this Agreement, commence upon the Effective Time and end on the date on which the legal opinion indicates the shares of Public Company Common Stock received in exchange for Stockholder's Merger Partner Shares pursuant to the Merger may be transferred without registration under the Securities Act of 1933 pursuant to Rule 144 thereof. Promptly following its determination that such legal opinion is satisfactory, Public Company shall notify Stockholder of the modification to the Initial Lock-Up Period pursuant to this Section 4.

5.

Action in Stockholder Capacity Only. Stockholder makes no agreement or understanding herein as a director or officer of Merger Partner. Stockholder signs solely in Stockholder's capacity as a record holder and beneficial owner, as applicable, of Merger Partner Shares, and nothing herein shall limit or affect any actions taken in Stockholder's capacity as an officer or director of Merger Partner.

6.

Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Public Company as follows:

a.

 (i) Stockholder is the beneficial or record owner of the shares of capital stock of Merger Partner indicated on the signature page of this Agreement free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances; (ii) Stockholder does not beneficially own any securities of Merger Partner other than the shares of capital stock set forth on the signature page of this Agreement; (iii) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement; and (iv) this Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder enforceable against Stockholder in accordance with its terms.

Stockholder agrees to notify Public Company promptly of any additional shares of capital stock of Merger Partner of which Stockholder becomes the beneficial owner after the date of this Agreement.

b.

The execution and delivery of this Agreement and the performance by Stockholder of his, her or its agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Stockholder is a party or by which Stockholder (or any of his, her or its assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect Stockholder's ability to perform his obligations under this Agreement or render inaccurate any of the representations made by Stockholder herein.

c.

Except as disclosed pursuant to the Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Public Company, the Transitory Subsidiary or Merger Partner in respect of this Agreement based upon any arrangement or agreement made by or on behalf of Stockholder.

d.

Stockholder understands and acknowledges that Public Company, the Transitory Subsidiary and Merger Partner are entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement and the representations and warranties of Stockholder contained herein.

7.

Confidentiality. Stockholder recognizes that successful consummation of the Merger may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, and so that Public Company may rely on the safe harbor provisions of Rule 100(b)(2)(ii) of Regulation FD promulgated under the Securities Exchange Act of 1934, Stockholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than its counsel and advisors, if any) without the prior written consent of Public Company and Merger Partner, except for disclosures Stockholder's counsel advises are required by applicable law, in which case Stockholder shall give notice of such disclosure to Public Company and Merger Partner as promptly as practicable so as to enable Public Company and Merger Partner to seek a protective order from a court of competent jurisdiction with respect thereto.

8.

Termination. This Agreement, other than Sections 3, 4 and 9 hereof, shall terminate and be of no further force or effect whatsoever as of the earlier of (a) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article IX thereof or (b) the Effective Time (the "Expiration Date"). Notwithstanding anything in this Agreement to the contrary, Sections 3, 4 and 9 hereof shall remain in full force and effect following the Effective Time for the time periods provided in Sections 3 and 4.

9.

Miscellaneous Provisions.

a.

Amendments, Modifications and Waivers. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any waiver of any term or condition hereof shall be valid only if set forth in a written instrument signed on behalf of such party. Such waiver shall not be deemed to apply to any term or condition other than that which is specified in such waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

b.

Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof.

c.

Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby (including without limitation its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the internal laws of the State of Louisiana without giving effect to any choice or conflict of law provision or rule (whether of the State of Louisiana or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Louisiana.

d.

Submission to Jurisdiction. Each of the parties to this Agreement (i) consents to submit itself to the exclusive personal jurisdiction of the State of Louisiana in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in a court located in Louisiana, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any court and (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other jurisdiction. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 9(m) hereof. Nothing in this Section 9(d), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

e.

WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

f.

Indemnification; Attorneys' Fees. Stockholder agrees to defend, protect, indemnify and hold harmless Merger Partner, Public Company, and their respective affiliates, parents, directors, officers, employees, representatives and agents, and each of them, for, from and against any and all Losses (as defined below), including third party claims, arising out of, caused by, relating to, resulting from or in connection with, a breach by Stockholder of the terms of this Agreement. "Loss" means any liability, claim, demand, damage, loss, fine, penalty, cause of action, suit or cost, of any kind or description, including, but not limited to, judgments, liens, expenses (including, but not limited to, court costs and attorneys' fees) and amounts agreed upon in settlement.

g.

Assignment and Successors. No party may assign any of its rights or delegate any of its performance obligations under this Agreement, in whole or in part, by operation of law or otherwise without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment of rights or delegation of performance obligations in violation of this Section 9(g) shall be null and void.

h.

No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, or to otherwise create any third-party beneficiary hereto.

i.

Cooperation. Stockholder agrees to cooperate fully with Public Company and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Public Company to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement.

j.

Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

k.

Specific Performance; Injunctive Relief. The parties hereto acknowledge that Public Company and Merger Partner shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth in this Agreement. Stockholder accordingly agrees that, in addition to any other remedies that may be available to Public Company or Merger Partner, as applicable upon any such violation, such party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.

l.

Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as follows: (A) if to Public Company or Merger Partner, to the address provided in the Merger Agreement, including to the persons designated therein to receive copies, and (B) if to Stockholder, to Stockholder's address shown below Stockholder's signature on the signature page hereof.

m.

Counterparts and Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement of amendments thereto and of signature pages by facsimile transmission or by email transmission in portable document format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or by email transmission in portable document format, or similar format, shall be deemed to be their original signatures for all purposes.

n.

Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

o.

Legal Representation. The parties have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement will be interpreted for or against any party because his or its legal representative drafted the provision.

(Signature page(s) follows)

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

GOLF TRUST OF AMERICA, INC.	STOCKHOLDER

Name:	Name:
Title:

PERNIX THERAPEUTICS, INC.	Address:

Name:
Title:

Telephone: ( ) -
Facsimile: ( ) -

Shares Beneficially Owned by Stockholder:

Merger Partner Shares

Exhibit B
Form of Executive Officer Stockholder Agreement

See attached.

EXECUTIVE OFFICER
STOCKHOLDER AGREEMENT

THIS STOCKHOLDER AGREEMENT (this "Agreement"), dated as of ____, 2009, is by and among Golf Trust of America, Inc., a Maryland corporation ("Public Company"), Pernix Therapeutics, Inc., a Louisiana corporation ("Merger Partner"), and the undersigned stockholder ("Stockholder") of Public Company.

WHEREAS, concurrently with the execution and delivery of this Agreement, Public Company, GTA Acquisition, LLC, a Louisiana limited liability company and a wholly owned subsidiary of Public Company (the "Transitory Subsidiary"), and Merger Partner have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended or supplemented from time to time pursuant to the terms thereof, the "Merger Agreement"), which provides for the merger (the "Merger") of Merger Partner into Transitory Subsidiary in accordance with the terms of the Merger Agreement;

WHEREAS, Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of Public Company Common Stock as is indicated on the signature page of this Agreement; and

WHEREAS, in consideration of the execution and delivery of the Merger Agreement by Merger Partner, Stockholder desires to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing, intending to be legally bound, the parties hereto hereby agree as follows:

1.

Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

"Constructive Sale" means with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership.

"Public Company Shares" means (i) all shares of capital stock of Public Company owned, beneficially or of record, by Stockholder as of the date hereof, and (ii) all additional shares of Public Company Common Stock acquired by Stockholder, beneficially or of record, from the date of this Agreement and expiring on the Expiration Date (as such term is defined in Section 10 below).

"Transfer" means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

2.

Transfer Restrictions with Respect to the Public Company Shares.

a.

At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, Stockholder shall not, except in connection with the Merger, Transfer any of the Public Company Shares, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto. Notwithstanding the immediately preceding sentence, the foregoing restrictions shall not apply to any Transfer of Public Company Shares to any beneficiary of Stockholder pursuant to will, intestacy or other testamentary document or applicable laws of descent in the event of the death of Stockholder, provided that Stockholder's heir or heirs thereof shall have executed and delivered a counterpart of this Agreement.

b.

Stockholder understands and agrees that if Stockholder attempts to Transfer any of the Public Company Shares other than in compliance with this Agreement, Public Company shall not, and Stockholder hereby unconditionally and irrevocably instructs Public Company to not, (i) permit any such Transfer on its books and records or (ii) issue a new certificate representing any of the Public Company Shares, unless and until Stockholder shall have complied with the terms of this Agreement.

c.

Except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, Stockholder will not commit any act that could restrict or affect Stockholder's legal power, authority and right to vote all of the Public Company Shares or otherwise prevent or disable Stockholder from performing any of his or her obligations under this Agreement. Without limiting the generality of the foregoing, Stockholder will not enter into any voting agreement with any person or entity with respect to any of the Public Company Shares, deposit any of the Public Company Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting Stockholder's legal power, authority or right to vote the Public Company Shares in favor of each of the Public Company Voting Proposals.

3.

Lock-Up with Respect to Public Company Shares.

a.

Lock-Up Period. Stockholder shall not during the period commencing upon the Effective Time and ending on the first anniversary following the filing of the Post-Merger 8-K with the SEC (the "Lock-Up Period"), Transfer any Public Company Shares. Notwithstanding the foregoing, in the event Public Company Board receives an opinion of counsel at any time following the Effective Time from such law firm and in such form as Public Company Board, in its sole and absolute discretion, deems satisfactory, opining that Public Company is not, and has not previously been, a "shell company" (as defined in Rule 405 of the Securities Act of 1933), and that Rule 144 of the Securities Act of 1933 is available for the resale of Public Company Common Stock, the Lock-Up Period shall, without any further action on the part of any party to this Agreement, commence upon the Effective Time and end on the date on which the legal opinion indicates the Public Company Shares may be transferred without registration under the Securities Act of 1933 pursuant to Rule 144 thereof. Promptly following its determination that such legal opinion is satisfactory, Public Company shall notify Stockholder of the modification to the Lock-Up Period pursuant to this Section 3(a).

b.

Additional Restrictions. The restrictions on Transfer set forth in this Agreement shall be in addition to any restrictions on Transfer under any federal and state securities laws, including, without limitation, Rule 144 of the Securities Act of 1933. Additionally, the restrictions set forth in this Section 3 shall not apply to Transfers to any beneficiary of the Stockholder pursuant to will, intestacy or other testamentary document or applicable laws of descent in the event of the death of Stockholder, provided that Stockholder's heir or heirs thereof shall have executed and delivered a counterpart of this Agreement.

c.

Right to Decline Transfer. Public Company is hereby authorized to disclose the existence of this Agreement to its transfer agent and registrar. Stockholder also agrees and consents to (i) the entry of stop transfer instructions with Public Company's transfer agent and registrar against the Transfer of Stockholder's Public Company Shares except in compliance with the foregoing restrictions and (ii) the imprint of a legend on any certificate representing Public Company Shares describing the restrictions contained herein. In the case of any Public Company Shares for which Stockholder is the beneficial but not the record holder, Stockholder agrees to cause the record holder to comply with the foregoing provisions of this Section 3(c).

4.

No Solicitation. Stockholder, in his, her or its capacity as a Stockholder, shall not directly or indirectly, (a) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal, (b) furnish any information with respect to or in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal, (c) engage in discussions or negotiations with any person with respect to any Acquisition Proposal, (d)

approve, endorse or recommend any Acquisition Proposal or (e) enter into any letter of intent or similar document or any contract contemplating or otherwise relating to any Acquisition Proposal.

5.

Action in Stockholder Capacity Only. Stockholder makes no agreement or understanding herein as a director or officer of Public Company. Stockholder signs solely in Stockholder's capacity as a record holder and beneficial owner, as applicable, of the Public Company Shares, and nothing herein shall limit or affect any actions taken in Stockholder's capacity as an officer or director of Public Company.

6.

Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Merger Partner as follows:

a.

(i) Stockholder is the beneficial or record owner of the shares of Public Company Common Stock indicated on the signature page of this Agreement free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances; (ii) Stockholder does not beneficially own any securities of Public Company other than the shares of capital stock set forth on the signature page of this Agreement; (iii) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement; and (iv) this Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder enforceable against Stockholder in accordance with its terms. Stockholder agrees to notify Merger Partner promptly of any additional shares of capital stock of Public Company of which Stockholder becomes the beneficial owner after the date of this Agreement.

b.

As of the date hereof and for so long as this Agreement remains in effect, except for this Agreement or as otherwise permitted by this Agreement, Stockholder has full legal power, authority and right to vote all of the Public Company Shares then owned of record or beneficially by Stockholder, in favor of the approval and authorization of each of the Public Company Voting Proposals without the consent or approval of, or any other action on the part of, any other person or entity (including, without limitation, any governmental entity). Without limiting the generality of the foregoing, Stockholder has not entered into any voting agreement with any person with respect to any of the Public Company Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Public Company Shares, deposited any of the Public Company Shares in a voting trust or entered into any arrangement or agreement with any person limiting or affecting Stockholder's legal power, authority or right to vote the Public Company Shares on any matter.

c.

The execution and delivery of this Agreement and the performance by Stockholder of his or her agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Stockholder is a party or by which Stockholder (or any of his or her assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect Stockholder's ability to perform his or her obligations under this Agreement or render inaccurate any of the representations made by Stockholder herein.

d.

Except as disclosed pursuant to the Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Public Company, the Transitory Subsidiary or Merger Partner in respect of this Agreement based upon any arrangement or agreement made by or on behalf of Stockholder.

e.

Stockholder understands and acknowledges that Public Company, the Transitory Subsidiary and Merger Partner are entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement and the representations and warranties of Stockholder contained herein.

7.

Confidentiality. Stockholder recognizes that successful consummation of the Merger may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, and so that Public Company may rely on the safe harbor provisions of Rule 100(b)(2)(ii) of Regulation FD promulgated under the Securities Exchange Act of 1934, Stockholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than its counsel and advisors, if any) without the prior written consent of Public Company and Merger Partner, except for disclosures Stockholder's counsel advises are required by applicable law, in which case Stockholder shall give notice of such disclosure to Public Company and Merger Partner as promptly as practicable so as to enable Public Company and Merger Partner to seek a protective order from a court of competent jurisdiction with respect thereto.

8.

Termination. This Agreement, other than Sections 3 and 9 hereof, shall terminate and be of no further force or effect whatsoever as of the earlier of (a) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article IX thereof or (b) the Effective Time (the "Expiration Date"). Notwithstanding anything in this Agreement to the contrary, Sections 3 and 9 hereof shall remain in full force and effect following the Effective Time for the time period provided in Section 3.

9.

Miscellaneous Provisions.

a.

Amendments, Modifications and Waivers. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any waiver of any term or condition hereof shall be valid only if set forth in a written instrument signed on behalf of such party. Such waiver shall not be deemed to apply to any term or condition other than that which is specified in such waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

b.

Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof.

c.

Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby (including without limitation its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the internal laws of the State of Louisiana without giving effect to any choice or conflict of law provision or rule (whether of the State of Louisiana or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Louisiana.

d.

Submission to Jurisdiction. Each of the parties to this Agreement (i) consents to submit itself to the exclusive personal jurisdiction of the State of Louisiana in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in a court located in Louisiana, agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any court and agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other jurisdiction. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 9(m) hereof. Nothing in this Section 9(d), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

e.

WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

f.

Indemnification; Attorneys' Fees. Stockholder agrees to defend, protect, indemnify and hold harmless Merger Partner, Public Company, their respective affiliates, parents, directors, officers, employees, representatives and agents, and each of them, for, from and against any and all Losses

(as defined below), including third party claims, arising out of, caused by, relating to, resulting from or in connection with, a breach by Stockholder of the terms of this Agreement. "Loss" means any liability, claim, demand, damage, loss, fine, penalty, cause of action, suit or cost, of any kind or description, including, but not limited to, judgments, liens, expenses (including, but not limited to, court costs and attorneys' fees) and amounts agreed upon in settlement.

g.

Assignment and Successors. No party may assign any of its rights or delegate any of its performance obligations under this Agreement, in whole or in part, by operation of law or otherwise without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment of rights or delegation of performance obligations in violation of this Section 9(g) shall be null and void.

h.

No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, or to otherwise create any third-party beneficiary hereto.

i.

Cooperation. Stockholder agrees to cooperate fully with Merger Partner and to execute and deliver such farther documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Merger Partner to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement.

j.

Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

k.

Specific Performance; Injunctive Relief. The parties hereto acknowledge that Public Company and Merger Partner shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth in this Agreement. Stockholder accordingly agrees that, in addition to any other remedies that may be available to Public Company or Merger Partner, as applicable upon any such violation, such party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.

l.

Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as follows: (A) if to Public Company or Merger Partner, to the address provided in the Merger Agreement, including to the persons designated therein to receive copies, and (B) if to Stockholder, to Stockholder's address shown below Stockholder's signature on the signature page hereof.

m.

Counterparts and Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement of amendments thereto and of signature pages by facsimile transmission or by email transmission in portable document format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or by email transmission in portable document format, or similar format, shall be deemed to be their original signatures for all purposes.

n.

Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

o.

Legal Representation. The parties have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement will be interpreted for or against any party because his or its legal representative drafted the provision.

(Signature page (s) follows)

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

GOLF TRUST OF AMERICA, INC.	STOCKHOLDER

Name:	Name:
Title:

PERNIX THERAPEUTICS, INC.	Address:

Name:
Title:

Telephone: ( ) -
Facsimile: ( ) -

Shares Beneficially Owned by Stockholder:

Public Partner Shares

Exhibit C
Form of Director Stockholder Agreement

See attached.

DIRECTOR
STOCKHOLDER AGREEMENT

THIS STOCKHOLDER AGREEMENT (this "Agreement"), dated as of ____, 2009, is by and among Golf Trust of America, Inc., a Maryland corporation ("Public Company"), Pernix Therapeutics, Inc., a Louisiana corporation ("Merger Partner"), and the undersigned stockholder ("Stockholder") of Public Company.

WHEREAS, concurrently with the execution and delivery of this Agreement, Public Company, GTA Acquisition, LLC, a Louisiana limited liability company and a wholly owned subsidiary of Public Company (the "Transitory Subsidiary"), and Merger Partner have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended or supplemented from time to time pursuant to the terms thereof; the "Merger Agreement"), which provides for the merger (the "Merger") of Merger Partner into Transitory Subsidiary in accordance with the terms of the Merger Agreement;

WHEREAS, Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of Public Company Common Stock as is indicated on the signature page of this Agreement; and

WHEREAS, in consideration of the execution and delivery of the Merger Agreement by Merger Partner, Stockholder desires to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing, intending to be legally bound, the parties hereto hereby agree as follows:

1.

Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

"Constructive Sale" means with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership.

"Public Company Shares" means (i) all shares of capital stock of Public Company owned, beneficially or of record, by Stockholder as of the date hereof, and (ii) all additional shares of Public Company Common Stock acquired by Stockholder, beneficially or of record, from the date of this Agreement and expiring on the Expiration Date (as such term is defined in Section 10 below).

"Open Market Public Company Shares" means all Public Company Shares acquired by Stockholder through open market purchases or in privately negotiated transactions from any party other than Public Company or an Affiliate of Public Company, and that are not subject to the provisions of Rule 144(i) of the Securities Act of 1933.

"Other Public Company Shares" means all Public Company Shares other than Open Market Public Company Shares.

"Transfer" means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

2.

Transfer and Voting Restrictions with Respect to the Public Company Shares.

a.

At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, Stockholder shall not, except in connection with the Merger, Transfer any of the Public Company Shares, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto. Notwithstanding the immediately preceding sentence, the foregoing restrictions shall not apply to any Transfer of Public Company Shares to any beneficiary of Stockholder pursuant to will, intestacy or other testamentary document or applicable laws of descent in the event of the death of Stockholder, provided that Stockholder's heir or heirs thereof shall have executed and delivered a counterpart of this Agreement.

b.

Stockholder understands and agrees that if Stockholder attempts to Transfer any of the Public Company Shares other than in compliance with this Agreement, Public Company shall not, and Stockholder hereby unconditionally and irrevocably instructs Public Company to not, (i) permit any such Transfer on its books and records, (ii) issue a new certificate representing any of the Public Company Shares or (iii) record any vote related to such Public Company Shares, in each case, unless and until Stockholder shall have complied with the terms of this Agreement.

c.

Except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, Stockholder will not commit any act that could restrict or affect Stockholder's legal power, authority and right to vote all of the Public Company Shares or otherwise prevent or disable Stockholder from performing any of his or her obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, Stockholder will not enter into any voting agreement with any person or entity with respect to any of the Public Company Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Public Company Shares, deposit any of the Public Company Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting Stockholder's legal power, authority or right to vote the Public Company Shares in favor of each of the Public Company Voting Proposals.

3.

Lock-Up with Respect to Public Company Shares.

a.

Open Market Public Company Shares. Stockholder shall not during the period commencing upon the Effective Time and ending on the ninetieth (90th) day following the Effective Time, Transfer any of the Open Market Public Company Shares. From and after the ninety-first (90 day following the Effective Time until the nine-month anniversary of the Effective Time, Stockholder shall not Transfer during any single calendar week such number of Open Market Public Company Shares in excess of (i) the total number of Open Market Public Company Shares beneficially owned by Stockholder as of the date of this Agreement divided by the total number of Open Market Public Company Shares beneficially owned by all of the current members of Public Company Board other than the Chief Executive Officer and Jonathan M. Couchman as of the date of this Agreement, multiplied by (ii) 29% of the trading volume of Public Company Common Stock during the prior calendar week as reported on the New York Stock Exchange AMEX Equities.

b.

Other Public Company Shares. Stockholder shall not during the period commencing upon the Effective Time and ending on the first anniversary of the filing of the Post-Merger 8-K with the SEC or such earlier period as may be determined by Public Company Board pursuant to this Section 3(b) (the "Other Public Company Shares Lock-Up Period"), Transfer any Other Public Company Shares. Notwithstanding the foregoing, in the event Public Company Board receives an opinion of counsel at any time following the Effective Time from such law firm and in such form as Public Company Board, in its sole and absolute discretion, deems satisfactory, opining that Public Company is not, and has not previously been, a "shell company" (as defined in Rule 405 of the Securities Act of 1933), and that Rule 144 of the Securities Act of 1933 is available for the resale of Public Company Common Stock, the Other Public Company Shares Lock-Up Period shall, without any further action on the part of any party to this Agreement, commence upon the Effective Time and end on the date on which the legal opinion indicates the Other Public Company Shares may be transferred without registration under the Securities Act of 1933 pursuant to Rule 144 thereof. Promptly following its determination that such legal opinion is satisfactory, Public Company shall notify Stockholder of the modification to the Other Public Company Shares Lock-Up Period pursuant to this Section 3(b).

c.

Additional Restrictions. The restrictions on Transfer set forth in this Agreement shall be in addition to any restrictions on Transfer under any federal and state securities laws, including, without limitation, Rule 144 of the Securities Act of 1933. Additionally, the restrictions set forth in this Section 3 shall not apply to Transfers to any beneficiary of the Stockholder pursuant to will, intestacy or other testamentary document or applicable laws of descent in the event of the death of Stockholder, provided that Stockholder's heir or heirs thereof shall have executed and delivered a counterpart of this Agreement.

d.

Right to Decline Transfer. Public Company is hereby authorized to disclose the existence of this Agreement to its transfer agent and registrar. Stockholder also agrees and consents to (i) the entry of stop transfer instructions with Public Company's transfer agent and registrar against the Transfer of Stockholder's Public Company Shares except in compliance with the foregoing restrictions and (ii) the imprint of a legend on any certificate representing Public Company Shares describing the restrictions contained herein. In the case of any Public Company Shares for which Stockholder is the beneficial but not the record holder, Stockholder agrees to cause the record holder to comply with the foregoing provisions of this Section 3(d).

4.

Agreement to Vote Shares.

a.

Prior to the Expiration Date, at every meeting of the stockholders of Public Company called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Public Company, Stockholder (in Stockholder's capacity as such) shall appear at the meeting or otherwise cause the Public Company Shares to be present thereat for purposes of establishing a quorum and, to the extent not voted by the persons appointed as proxies pursuant to this Agreement, vote (i) in favor of each of the Public Company Voting Proposals, and (ii) against any of the following (to the extent unrelated to the Merger): (A) any merger, consolidation or business combination involving Public Company or any of its subsidiaries other than the Merger; (B) any sale, lease or transfer of all or substantially all of the assets of Public Company or any of its subsidiaries; (C) any reorganization, recapitalization, dissolution, liquidation or winding up of Public Company or any of its subsidiaries; or (D) any other action that is intended, or could reasonably be expected, to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Public Company under the Merger Agreement or of Stockholder under this Agreement or otherwise impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger.

b.

If Stockholder is the beneficial owner, but not the record holder, of Public Company Shares, such Stockholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Public Company Shares in accordance with Section 4(a).

5.

Grant of Irrevocable Proxy.

a.

Stockholder hereby irrevocably (to the fullest extent permitted by law) grants to, and appoints, Merger Partner and each of its executive officers and any of them, in their capacities as officers of Merger Partner (the "Grantees"), as Stockholder's proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of Stockholder, to vote the Public Company Shares, to instruct nominees or record holders to vote the Public Company Shares, or grant a consent or approval in respect of such Public Company Shares in accordance with Section 4 hereof and, in the discretion of the Grantees with respect to any proposed adjournments or postponements of any meeting of stockholders at which any of the matters described in Section 4 hereof is to be considered.

b.

Stockholder represents that any proxies heretofore given in respect of the Public Company Shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.

c.

Stockholder hereby affirms that the irrevocable proxy set forth in this Section 5 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 2-507 of the Maryland General Corporation Law.

d.

The Grantees may not exercise this irrevocable proxy on any other matter except as provided above. Stockholders may vote the Public Company Shares on all other matters.

e.

Merger Partner may terminate this proxy at any time at its sole election by written notice provided to Stockholder.

f.

For avoidance of doubt, in the event Public Company Board, in response to a Superior Proposal, changes its recommendation with respect to the Public Company Voting Proposals and does not submit the Public Company Voting Proposals to a vote of its stockholders at an annual or special meeting, the voting and irrevocable proxy provisions contained in Sections 4 and 5 hereof will terminate.

6.

No Solicitation. Stockholder, in his, her or its capacity as a Stockholder, shall not directly or indirectly, (a) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal, (b) furnish any information with respect to or in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal, (c) engage in discussions or negotiations with any person with respect to any Acquisition Proposal, (d) approve, endorse or recommend any Acquisition Proposal or (e) enter into any letter of intent or similar document or any contract contemplating or otherwise relating to any Acquisition Proposal.

7.

Action in Stockholder Capacity Only. Stockholder makes no agreement or understanding herein as a director or officer of Public Company. Stockholder signs solely in Stockholder's capacity as a record holder and beneficial owner, as applicable, of the Public Company Shares, and nothing herein shall limit or affect any actions taken in Stockholder's capacity as an officer or director of Public Company.

8.

Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Merger Partner as follows:

a.

(i) Stockholder is the beneficial or record owner of the Open Market Public Company Shares and Other Public Company Shares indicated on the signature page of this Agreement free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances; (ii) all of the Open Market Public Company Shares were acquired through open market purchases or in privately negotiated transactions from parties other than Public Company or an Affiliate of Public Company, and are not subject to the provisions of Rule 144(i) of the Securities Act; (iii) Stockholder does not beneficially own any securities of Public Company other than the shares of capital stock set forth on the signature page of this Agreement; (iv) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement; and (v) this Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder enforceable against Stockholder in accordance with its terms. Stockholder agrees to notify Merger Partner promptly of any additional shares of capital stock of Public Company of which Stockholder becomes the beneficial owner after the date of this Agreement.

b.

As of the date hereof and for so long as this Agreement remains in effect, except for this Agreement or as otherwise permitted by this Agreement, Stockholder has full legal power, authority and right to vote all of the Public Company Shares then owned of record or beneficially by Stockholder, in favor of the approval and authorization of each of the Public Company Voting Proposals without the consent or approval of, or any other action on the part of, any other person or entity (including, without limitation, any governmental entity). Without limiting the generality of the foregoing, Stockholder has not entered into any voting agreement (other than this Agreement) with any person with respect to any of the Public Company Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Public Company Shares, deposited any of the Public Company Shares in a voting trust or entered into any arrangement or agreement with any person limiting or affecting Stockholder's legal power, authority or right to vote the Public Company Shares on any matter.

c.

The execution and delivery of this Agreement and the performance by Stockholder of his or her agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Stockholder is a party or by which Stockholder (or any of his or her assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect Stockholder's ability to perform his or her obligations under this Agreement or render inaccurate any of the representations made by Stockholder herein.

d.

Except as disclosed pursuant to the Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Public Company, the Transitory Subsidiary or Merger Partner in respect of this Agreement based upon any arrangement or agreement made by or on behalf of Stockholder.

e.

Stockholder understands and acknowledges that Public Company, the Transitory Subsidiary and Merger Partner are entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement and the representations and warranties of Stockholder contained herein.

9.

Confidentiality. Stockholder recognizes that successful consummation of the Merger may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, and so that Public Company may rely on the safe harbor provisions of Rule 100(b)(2)(ii) of Regulation FD promulgated under the Securities Exchange Act of 1934, Stockholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than its counsel and advisors, if any) without the prior written consent of Public Company and Merger Partner, except for disclosures Stockholder's counsel advises are required by applicable law, in which case Stockholder shall give notice of such disclosure to Public Company and Merger Partner as promptly as practicable so as to enable Public Company and Merger Partner to seek a protective order from a court of competent jurisdiction with respect thereto.

10.

Termination. This Agreement, other than Sections 3 and 11 hereof, shall terminate and be of no further force or effect whatsoever as of the earlier of (a) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article IX thereof or (b) the Effective Time (the "Expiration Date"). Notwithstanding anything in this Agreement to the contrary, Sections 3 and 11 hereof shall remain in full force and effect following the Effective Time for the time period provided in Section 3.

11.

Miscellaneous Provisions.

a.

Amendments, Modifications and Waivers. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any waiver of any term or condition hereof shall be valid only if set forth in a written instrument signed on behalf of such party. Such waiver shall not be deemed to apply to any term or condition other than that which is specified in such waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

b.

Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof.

c.

Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby (including without limitation its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the internal laws of the State of Louisiana without giving effect to any choice or conflict of law provision or rule (whether of the State of Louisiana or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Louisiana.

d.

Submission to Jurisdiction. Each of the parties to this Agreement (i) consents to submit itself to the exclusive personal jurisdiction of the State of Louisiana in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in a court located in Louisiana, agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any court and agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other jurisdiction. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 11(m) hereof. Nothing in this Section 11(d), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

e.

WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

f.

Indemnification; Attorneys' Fees. Stockholder agrees to defend, protect, indemnify and hold harmless Merger Partner, Public Company, and their respective affiliates, parents, directors, officers, employees, representatives and agents, and each of them, for, from and against any and all Losses (as defined below), including third party claims, arising out of, caused by, relating to, resulting from or in connection with, a breach by Stockholder of the terms of this Agreement. "Loss" means any liability, claim, demand, damage, loss, fine, penalty, cause of action, suit or cost, of any kind or description, including, but not limited to, judgments, liens, expenses (including, but not limited to, court costs and attorneys' fees) and amounts agreed upon in settlement.

g.

Assignment and Successors. No party may assign any of its rights or delegate any of its performance obligations under this Agreement, in whole or in part, by operation of law or otherwise without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment of rights or delegation of performance obligations in violation of this Section 11(g) shall be null and void.

h.

No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, or to otherwise create any third-party beneficiary hereto.

i.

Cooperation. Stockholder agrees to cooperate fully with Merger Partner and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Merger Partner to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement.

j.

Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

k.

Specific Performance, Injunctive Relief. The parties hereto acknowledge that Public Company and Merger Partner shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth in this Agreement. Stockholder accordingly agrees that, in addition to any other remedies that may be available to Public Company or Merger Partner, as applicable upon any such violation, such party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.

l.

Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as follows: (A) if to Public Company or Merger Partner, to the address provided in the Merger Agreement, including to the persons designated therein to receive copies, and (B) if to Stockholder, to Stockholder's address shown below Stockholder's signature on the signature page hereof.

m.

Counterparts and Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement of amendments thereto and of signature pages by facsimile transmission or by email transmission in portable document format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or by email transmission in portable document format, or similar format, shall be deemed to be their original signatures for all purposes.

n.

Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

o.

Legal Representation. The parties have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement will be interpreted for or against any party because his or its legal representative drafted the provision.

(Signature page(s) follows)

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

GOLF TRUST OF AMERICA, INC.	STOCKHOLDER

Name:	Name:
Title:

PERNIX THERAPEUTICS, INC.	Address:

Name:
Title:

Telephone: ( ) -
Facsimile: ( ) -

Open Market Public Company Shares Beneficially
Owned by Stockholder:

Other Public Company Shares Beneficially Owned by Stockholder:

Exhibit D
Couchman Stockholder Agreement

See attached.

COUCHMAN
STOCKHOLDER AGREEMENT

THIS STOCKHOLDER AGREEMENT (this "Agreement"), dated as of October ___, 2009, is by and among Golf Trust of America, Inc., a Maryland corporation ("Public Company"), Pernix Therapeutics, Inc., a Louisiana corporation ("Merger Partner"), and the undersigned stockholder ("Stockholder") of Public Company.

WHEREAS, concurrently with the execution and delivery of this Agreement, Public Company, GTA Acquisition, LLC, a Louisiana limited liability company and a wholly owned subsidiary of Public Company (the "Transitory Subsidiary"), and Merger Partner have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended or supplemented from time to time pursuant to the terms thereof, the "Merger Agreement"), which provides for the merger (the "Merger") of Merger Partner into Transitory Subsidiary in accordance with the terms of the Merger Agreement;

WHEREAS, Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of Public Company Common Stock as is indicated on the signature page of this Agreement; and

WHEREAS, in consideration of the execution and delivery of the Merger Agreement by Merger Partner, Stockholder desires to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing, intending to be legally bound, the parties hereto hereby agree as follows:

1.

Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

"Constructive Sale" means with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership.

"Public Company Shares" means (i) all shares of capital stock of Public Company owned, beneficially or of record, by Stockholder as of the date hereof, and (ii) all additional shares of Public Company Common Stock acquired by Stockholder, beneficially or of record, from the date of this Agreement and expiring on the Expiration Date (as such term is defined in Section 10 below).

"Transfer" means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

2.

Transfer and Voting Restrictions with Respect to the Public Company Shares.

(a)

At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, Stockholder shall not, except in connection with the Merger, Transfer any of the Public Company Shares, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto. Notwithstanding the immediately preceding sentence, the foregoing restrictions shall not apply to any Transfer of Public Company Shares to any beneficiary of Stockholder pursuant to will, intestacy or other testamentary document or applicable laws of descent in the event of the death of Stockholder, provided that Stockholder's heir or heirs thereof shall have executed and delivered a counterpart of this Agreement.

(b)

Stockholder understands and agrees that if Stockholder attempts to Transfer any of the Public Company Shares other than in compliance with this Agreement, Public Company shall not, and Stockholder hereby unconditionally and irrevocably instructs Public Company to not, (i) permit any such Transfer on its books and records, (ii) issue a new certificate representing any of the Public Company Shares or (iii) record any vote related to such Public Company Shares, in each case, unless and until Stockholder shall have complied with the terms of this Agreement.

(c)

Except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, Stockholder will not commit any act that could restrict or affect Stockholder's legal power, authority and right to vote all of the Public Company Shares or otherwise prevent or disable Stockholder from performing any of his or her obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, Stockholder will not enter into any voting agreement with any person or entity with respect to any of the Public Company Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Public Company Shares, deposit any of the Public Company Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting Stockholder's legal power, authority or right to vote the Public Company Shares in favor of each of the Public Company Voting Proposals.

3.

Agreement to Vote Shares.

(a)

Prior to the Expiration Date, at every meeting of the stockholders of Public Company called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Public Company, Stockholder (in Stockholder's capacity as such) shall appear at the meeting or otherwise cause the Public Company Shares to be present thereat for purposes of establishing a quorum and, to the extent not voted by the persons appointed as proxies pursuant to this Agreement, vote (i) in favor of each of the Public Company Voting Proposals, and (ii) against any of the following (to the extent unrelated to the Merger): (A) any merger, consolidation or business combination involving Public Company or any of its subsidiaries other than the Merger; (B) any sale, lease or transfer of all or substantially all of the assets of Public Company or any of its subsidiaries; (C) any reorganization, recapitalization, dissolution, liquidation or winding up of Public Company or any of its subsidiaries; or (D) any other action that is intended, or could reasonably be expected, to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Public Company under the Merger Agreement or of Stockholder under this Agreement or otherwise impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger.

(b)

If Stockholder is the beneficial owner, but not the record holder, of Public Company Shares, such Stockholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Public Company Shares in accordance with Section 4(a).

4.

Grant of Irrevocable Proxy.

(a)

Stockholder hereby irrevocably (to the fullest extent permitted by law) grants to, and appoints, Merger Partner and each of its executive officers and any of them, in their capacities as officers of Merger Partner (the "Grantees"), as Stockholder's proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of Stockholder, to vote the Public Company Shares, to instruct nominees or record holders to vote the Public Company Shares, or grant a consent or approval in respect of such Public Company Shares in accordance with Section 4 hereof and, in the discretion of the Grantees with respect to any proposed adjournments or postponements of any meeting of stockholders at which any of the matters described in Section 3 hereof is to be considered.

(b)

Stockholder represents that any proxies heretofore given in respect of the Public Company Shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.

(c)

Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 2-507 of the Maryland General Corporation Law.

(d)

The Grantees may not exercise this irrevocable proxy on any other matter except as provided above. Stockholders may vote the Public Company Shares on all other matters.

(e)

Merger Partner may terminate this proxy at any time at its sole election by written notice provided to Stockholder.

(f)

For avoidance of doubt, in the event Public Company Board, in response to a Superior Proposal, changes its recommendation with respect to the Public Company Voting Proposals and does not submit the Public Company Voting Proposals to a vote of its stockholders at an annual or special meeting, the voting and irrevocable proxy provisions contained in Sections 3 and 4 hereof will terminate.

5.

No Solicitation. Stockholder, in his, her or its capacity as a Stockholder, shall not directly or indirectly, (a) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal, (b) furnish any information with respect to or in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal, (c) engage in discussions or negotiations with any person with respect to any Acquisition Proposal, (d) approve, endorse or recommend any Acquisition Proposal or (e) enter into any letter of intent or similar document or any contract contemplating or otherwise relating to any Acquisition Proposal.

6.

Action in Stockholder Capacity Only. Stockholder makes no agreement or understanding herein as a director or officer of Public Company. Stockholder signs solely in Stockholder's capacity as a record holder and beneficial owner, as applicable, of the Public Company Shares, and nothing herein shall limit or affect any actions taken in Stockholder's capacity as an officer or director of Public Company.

7.

Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Merger Partner as follows:

(a)

(i) Stockholder is the beneficial or record owner of the Public Company Shares indicated on the signature page of this Agreement free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances; (ii) Stockholder does not beneficially own any securities of Public Company other than the shares of capital stock set forth on the signature page of this Agreement; (iii) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement; and (iv) this Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder enforceable against Stockholder in accordance with its terms. Stockholder agrees to notify Merger Partner promptly of any additional shares of capital stock of

Public Company of which Stockholder becomes the beneficial owner after the date of this Agreement.

(b)

As of the date hereof and for so long as this Agreement remains in effect, except for this Agreement or as otherwise permitted by this Agreement, Stockholder has full legal power, authority and right to vote all of the Public Company Shares then owned of record or beneficially by Stockholder, in favor of the approval and authorization of each of the Public Company Voting Proposals without the consent or approval of, or any other action on the part of, any other person or entity (including, without limitation, any governmental entity). Without limiting the generality of the foregoing, Stockholder has not entered into any voting agreement (other than this Agreement) with any person with respect to any of the Public Company Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Public Company Shares, deposited any of the Public Company Shares in a voting trust or entered into any arrangement or agreement with any person limiting or affecting Stockholder's legal power, authority or right to vote the Public Company Shares on any matter.

(c)

The execution and delivery of this Agreement and the performance by Stockholder of his or her agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Stockholder is a party or by which Stockholder (or any of his or her assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect Stockholder's ability to perform his or her obligations under this Agreement or render inaccurate any of the representations made by Stockholder herein.

(d)

Except as disclosed pursuant to the Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Public Company, the Transitory Subsidiary or Merger Partner in respect of this Agreement based upon any arrangement or agreement made by or on behalf of Stockholder.

(e)

Stockholder understands and acknowledges that Public Company, the Transitory Subsidiary and Merger Partner are entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement and the representations and warranties of Stockholder contained herein.

8.

Confidentiality. Stockholder recognizes that successful consummation of the Merger may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, and so that Public Company may rely on the safe harbor provisions of Rule 100(b)(2)(ii) of Regulation FD promulgated under the Securities Exchange Act of 1934, Stockholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than its counsel and advisors, if any) without the prior written consent of Public Company and Merger Partner, except for disclosures Stockholder's counsel advises are required by applicable law, in which case Stockholder shall give notice of such disclosure to Public Company and Merger Partner as promptly as practicable so as to enable Public Company and Merger Partner to seek a protective order from a court of competent jurisdiction with respect thereto.

9.

Termination. This Agreement shall terminate and be of no further force or effect whatsoever as of the earlier of (a) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article IX thereof or (b) the Effective Time (the "Expiration Date").

10.

Miscellaneous Provisions.

(a)

Amendments, Modifications and Waivers. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any waiver of any term or condition hereof shall be valid only if set forth in a written instrument signed on behalf of such party. Such waiver shall not be deemed to apply to any term or condition other than that which is specified in such waiver. T he failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

(b)

Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof.

(c)

Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby (including without limitation its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the internal laws of the State of Louisiana without giving effect to any choice or conflict of law provision or rule (whether of the State of Louisiana or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Louisiana.

(d)

Submission to Jurisdiction. Each of the parties to this Agreement (i) consents to submit itself to the exclusive personal jurisdiction of the State of Louisiana in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in a court located in Louisiana, agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any court and agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other jurisdiction. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10(m) hereof. Nothing in this Section 10(d), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

(e)

WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

(f)

Indemnification; Attorneys' Fees. Stockholder agrees to defend, protect, indemnify and hold harmless Merger Partner, Public Company, and their respective affiliates, parents, directors, officers, employees, representatives and agents, and each of them, for, from and against any and all Losses (as defined below), including third party claims, arising out of, caused by, relating to, resulting from or in connection with, a breach by Stockholder of the terms of this Agreement. "Loss" means any liability, claim, demand, damage, loss, fine, penalty, cause of action, suit or cost, of any kind or description, including, but not limited to, judgments, liens, expenses (including, but not limited to, court costs and attorneys' fees) and amounts agreed upon in settlement.

(g)

Assignment and Successors. No party may assign any of its rights or delegate any of its performance obligations under this Agreement, in whole or in part, by operation of law or otherwise without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

Any purported assignment of rights or delegation of performance obligations in violation of this Section 10(g) shall be null and void.

(h)

No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, or to otherwise create any third-party beneficiary hereto.

(i)

Cooperation. Stockholder agrees to cooperate fully with Merger Partner and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Merger Partner to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement.

(j)

Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

(k)

Specific Performance; Injunctive Relief. The parties hereto acknowledge that Public Company and Merger Partner shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth in this Agreement. Stockholder accordingly agrees that, in addition to any other remedies that may be available to Public Company or Merger Partner, as applicable upon any such violation, such party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.

(l)

Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as follows: (A) if to Public Company or Merger Partner, to the address provided in the Merger Agreement, including to the persons designated therein to receive copies, and (B) if to Stockholder, to Stockholder's address shown below Stockholder's signature on the signature page hereof.

(m)

Counterparts and Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement of amendments thereto and of signature pages by facsimile transmission or by email transmission in portable document format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or by email transmission in portable document format, or similar format, shall be deemed to be their original signatures for all purposes.

(n)

Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(o)

Legal Representation. The parties have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement will be interpreted for or against any party because his or its legal representative drafted the provision.

(Signature page(s) follows)

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

GOLF TRUST OF AMERICA, INC.	STOCKHOLDER

Name: Michael C. Pearce	Name: Jonathan M. Couchman
Title: Chief Executive Officer and
Chairman of the Board of Directors

PERNIX THERAPEUTICS, INC.	Address:

Name: Cooper C. Collins
Title: President

Telephone: ( ) -
Facsimile: ( ) -

Public Company Shares Beneficially Owned by Stockholder: 339,733

Exhibit G
Pernix Therapeutics Holdings, Inc.

2009 Stock Incentive Plan

See attached.

PERNIX THERAPEUTICS HOLDINGS, INC.
2009 STOCK INCENTIVE PLAN

1.

Purpose. The purpose of the Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan (the "Plan") is to increase stockholder value and to advance the interests of Pernix Therapeutics Holdings, Inc. ("Pernix") and its subsidiaries (collectively with Pernix, the "Company") by furnishing stock-based economic incentives (the "Incentives") designed to attract, retain, reward and motivate key employees, officers and directors of the Company and consultants and advisors to the Company and to strengthen the mutuality of interests between service providers and Pernix's stockholders. Incentives consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value per share, of Pernix (the "Common Stock") or cash valued in relation to common stock, on terms determined under the Plan. As used in the Plan, the term "subsidiary" means any corporation, limited liability company or other entity, of which Pernix owns (directly or indirectly) within the meaning of section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), 50% or more of the total combined voting power of all classes of stock, membership interests, or other equity interests issued thereby.

2.

Administration.

2.1.

Composition. The Plan shall generally be administered by the Compensation Committee or a sub-committee thereof (the "Committee") of the Board of Directors of Pernix (the "Board"). The Committee shall consist of not fewer than two members of the Board, each of whom shall (a) qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") or any successor rule and (b) qualify as an "outside director" under Section 162(m) of the Code ("Section 162(m)".

2.2.

Authority. The Committee shall have plenary authority to award Incentives under the Plan and to enter into agreements with or provide notices to participants as to the terms of the Incentives (the "Incentive Agreements"). The Committee shall have the general authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Committee decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Committee may delegate its authority hereunder to the extent provided in Section 3 hereof.

3.

Eligible Participants. Key employees, officers and directors of the Company and persons providing services as consultants or advisors to the Company shall become eligible to receive Incentives under the Plan when designated by the Committee. With respect to participants not subject to Section 16 of the 1934 Act or Section 162(m) of the Code, the Committee may delegate to appropriate officers of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to set and modify the terms of such Incentives; provided, however, that the resolution so authorizing any such officer shall specify the total number of Incentives such officer may so award and such actions shall be treated for all purposes as if taken by the Committee, and provided further that the per share exercise price of any options granted by an officer, rather than by the Committee, shall be equal to the Fair Market Value (as defined in Section 12.11) of a share of Common Stock on the later of the date of grant or the date the participant's employment with or service to the Company commences.

4.

Types of Incentives. Incentives may be granted under the Plan to eligible participants in the forms of (a) incentive stock options; (b) non-qualified stock options; (c) restricted stock, (d) restricted stock units ("RSUs"); (e) stock appreciation rights ("SARs") and (f) Other Stock-Based Awards (as defined in Section 10).

5.

Shares Subject to the Plan.

5.1.

Number of Shares. Subject to adjustment as provided in Section 12.5, the maximum number of shares of Common Stock that may be delivered to participants and their permitted transferees under the Plan shall be 7,367,574 shares.

5.2.

Share Counting. To the extent any shares of Common Stock covered by a stock option or  SAR are not delivered to a participant or permitted transferee because the Incentive is forfeited or canceled, or shares of Common Stock are not delivered because an Incentive is paid or settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under this Plan. In the event that shares of Common Stock are issued as an Incentive and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired Shares may again be issued under the Plan. With respect to SARs, if the SAR is payable in shares of Common Stock, all shares to which the SARs relate are counted against the Plan limits, rather than the net number of shares delivered upon exercise of the SAR.

5.3.

Limitations on Awards. Subject to adjustment as provided in Section 12.5, the following additional limitations are imposed under the Plan:

(a)

The maximum number of shares of Common Stock that may be issued upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code shall be 7,367,574 shares.

(b)

The maximum number of shares of Common Stock that may be covered by Incentives granted under the Plan to any one individual during any one fiscal-year period shall be 2,200,000.

(c)

The aggregate maximum number of shares of Common Stock that may be granted as restricted stock, restricted stock units and Other Stock-Based Awards shall be 3,000,000.

(d)

Restricted stock, restricted stock units and Other Stock-Based Awards with respect to an aggregate of 2,000,000 shares of Common Stock may be granted to officers, employees, consultants, or advisors without compliance with the minimum vesting periods or exceptions provided in Sections 7.2, 8.2 and 10.2.

5.4.

Type of Common Stock. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

6.

Stock Options. A stock option is a right to purchase shares of Common Stock from Pernix. Stock options granted under the Plan may be incentive stock options (as such term is defined in Section 422 of the Code) or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1.

Price. The exercise price per share shall be determined by the Committee, subject to adjustment under Section 12.5; provided that in no event shall the exercise price be less than the Fair Market Value (as defined in Section 12.11) of a share of Common Stock on the date of grant, except in the case of a stock option granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines.

6.2.

Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to Section 5 and subject to adjustment as provided in Section 12.5.

6.3.

Duration and Time for Exercise. The term of each stock option shall be determined by the Committee, but shall not exceed a maximum term of ten years. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any stock option at any time, in addition to the automatic acceleration of stock options under Section 12.10.

6.4.

Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share by which: (a) the Fair Market Value (as defined in Section 12.11) of the Common Stock subject to the option on the business day immediately preceding the date of purchase exceeds (b) the exercise price, or by payment of such other mutually agreed upon amount; provided, however, that no such repurchase shall be permitted if prohibited by Section 6.6.

6.5.

Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid (a) in cash; (b) by check; (c) by delivery of or attestation of ownership of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised; (d) by delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares, issuable under the option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the participant for delivery to the Company) to pay the exercise price; or (e) if approved by the Committee, through a net exercise procedure whereby the optionee surrenders the option in exchange for that number of shares of Common Stock with an aggregate Fair Market Value equal to the difference between the aggregate exercise price of the options being surrendered and the aggregate Fair Market Value of the shares of Common Stock subject to the option, (f) in such other manner as may be authorized from time to time by the Committee.

6.6.

Repricing. Except for adjustments pursuant to Section 12.5 or actions permitted to be taken by the Committee under Section 12.10(c) in the event of a Change of Control, unless approved by the stockholders of the Company, (a) the exercise or base price for any outstanding option or SAR granted under this Plan may not be decreased after the date of grant and (b) an outstanding option or SAR that has been granted under this Plan may not, as of any date that such option or SAR has a per share exercise price that is greater than the then current Fair Market Value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new option or SAR with a lower exercise price, shares of restricted stock, restricted stock units, an Other Stock-Based Award, a cash payment or Common Stock.

6.7.

Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

(a)

Any incentive stock option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options.

(b)

All incentive stock options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

(c)

No incentive stock options shall be granted to any non-employee or to any employee who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

(d)

The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of Pernix or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, the excess options shall be treated as non-qualified stock options for federal income tax purposes.

7.

Restricted Stock.

7.1.

Grant of Restricted Stock. The Committee may award shares of restricted stock to such eligible participants as the Committee determines pursuant to the terms of Section 3. An award of restricted stock shall be subject to such restrictions on transfer and forfeitability provisions and such other terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as "performance-based compensation" under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

7.2.

The Restricted Period. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted and after which the shares of restricted stock shall be vested (the "Restricted Period"). The Restricted Period shall be a minimum of three years with incremental vesting of portions of the award over the three-year period permitted, with the following exceptions:

(a)

If the vesting of the shares of restricted stock is based upon the attainment of performance goals as described in Section 11, a minimum Restricted Period of one year is allowed.

(b)

No minimum Restricted Period applies to grants to non-employee directors, to grants issued in payment of cash amounts earned under the Company's annual incentive plan, or to grants under Section 5.3(c) hereof.

Each award of restricted stock may have a different Restricted Period. The expiration of the Restricted Period shall also occur: (1) as provided under Section 12.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12.10 in the event of a Change of Control of the Company.

7.3.

Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Any certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Pernix Therapeutics Holdings, Inc. (the "Company") 2009 Stock Incentive Plan (the "Plan"), and an agreement entered into between the registered owner and Company thereunder. Copies of the Plan and the agreement are on file at the principal office of the Company.

Alternatively, in the discretion of the Company, ownership of the shares of restricted stock and the appropriate restrictions shall be reflected in the records of the Company's transfer agent and no physical certificates shall be issued prior to vesting.

7.4.

Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

7.5.

Forfeiture. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and any certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 12.5 due to a recapitalization or other change in capitalization.

7.6.

Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and, unless otherwise instructed by the participant, a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends, except any that may be imposed by law, to the participant or the participant's estate, as the case may be.

7.7.

Rights as a Stockholder. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during the Restricted Period, including without limitation, the right to vote any shares of Common Stock.

8.

Restricted Stock Units.

8.1.

Grant of Restricted Stock Units. A restricted stock unit, or RSU, represents the right to receive from the Company on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of restricted stock units may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan.  To the extent an award of restricted stock units is intended to qualify as performance-based compensation under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 and meet the additional requirements imposed by Section 162(m).

8.2.

Vesting Period. At the time an award of restricted stock units is made, the Committee shall establish a period of time during which the restricted stock units shall vest (the "Vesting Period"). The Vesting Period shall be a minimum of three years with incremental vesting over the three-year period permitted, with the following exceptions:

(a)

If the vesting of the shares of restricted stock units is based upon the attainment of performance goals as described in Section 11, a minimum Vesting Period of one year is allowed.

(b)

No minimum Restricted Period applies to grants of restricted stock units to non-employee directors, to grants issued in payment of cash amounts earned under the Company's annual incentive plan, or to grants under Section 5.3(c) hereof.

Each award of restricted stock units may have a different Vesting Period. The acceleration of the expiration of the Vesting Period shall also occur: (1) as provided under Section 12.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12.10 in the event of a Change of Control of the Company.

8.3.

Dividend Equivalent Accounts. Subject to the terms and conditions of this Plan and the applicable Incentive Agreement, as well as any procedures established by the Committee, the Committee may determine to pay dividend equivalent rights with respect to RSUs, in which case, unless determined by the Committee to be paid currently, the Company shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the share of Common Stock underlying each RSU. The participant shall have rights to the amounts or other property credited to such account.

8.4.

Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and subject to any other restrictions that may be imposed in the Incentive Agreement, each participant receiving restricted stock units shall have no rights as a stockholder with respect to such restricted stock units until such time as shares of Common Stock are issued to the participant.

8.5.

Compliance with Section 409A of the Code. Restricted stock unit awards shall be designed and operated in such a manner that they are either exempt from the application or comply with the requirements of Section 409A of the Code.

9.

Stock Appreciation Rights.

9.1.

Grant of Stock Appreciation Rights. A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the number or amount of which is determined pursuant to the formula set forth in Section 9.5. Each SAR granted by the Committee under the Plan shall be subject to the terms and conditions provided herein.

9.2.

Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 12.5.

9.3.

Duration and Time for Exercise. The term of each SAR shall be determined by the Committee, but shall not exceed a maximum term often years. Each SAR shall become exercisable at such time or times during its term as shall be determined by the Committee. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any SAR at any time in its discretion in addition to the automatic acceleration of SARs under Section 12.10.

9.4.

Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise. The date that the Company receives such written notice shall be referred to herein as the "Exercise Date." The Company shall, within 30 days of an Exercise Date, deliver to the exercising holder certificates for the shares of Common Stock to which the holder is entitled pursuant to Section 9.5 or cash or both, as provided in the Incentive Agreement.

9.5.

Payment. The number of shares of Common Stock which shall be issuable upon the exercise of a SAR payable in Common Stock shall be determined by dividing:

(a)

the number of shares of Common Stock as to which the SAR is exercised, multiplied by the amount of the appreciation in each such share (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of a share of Common Stock subject to the SAR on the trading day prior to the Exercise Date exceeds the "Base Price," which is an amount, not less than the Fair Market Value of a share of

Common Stock on the date of grant, which shall be determined by the Committee at the time of grant, subject to adjustment under Section 12.5); by

(b)

the Fair Market Value of a share of Common Stock on the Exercise Date.

No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of a SAR shall be entitled to purchase the portion necessary to make a whole share at its Fair Market Value on the Exercise Date.

If so provided in the Incentive Agreement, a SAR may be exercised for cash equal to the Fair Market Value of the shares of Common Stock that would be issuable under this Section 9.5, if the exercise had been for Common Stock.

10.

Other Stock-Based Awards.

10.1.

Grant of Other Stock-Based Awards. Subject to the limitations described in Section 10.2 hereof, the Committee may grant to eligible participants "Other Stock-Based Awards," which shall consist of awards (other than options, restricted stock, restricted stock units or SARs described in Sections 6 through 9 hereof) paid out in shares of Common Stock or the value of which is based in whole or in part on the value of shares of Common Stock. Other Stock-Based Awards may be awards of shares of Common Stock, awards of phantom stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of, or appreciation in the value of, Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee consistent with the purposes of this Plan. The Committee shall determine the terms and conditions of any Other Stock-Based Award (including which rights of a stockholder, if any, the recipient shall have with respect to Common Stock associated with any such award) and may provide that such award is payable in whole or in part in cash. An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of this Plan. To the extent that an Other Stock-Based Award is intended to qualify as "performance-based compensation" under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

10.2.

Limitations. Except as permitted in Section 5.3(c) and except for grants to non-employee directors and grants of shares issued in payment of cash amounts earned under the Company's annual incentive plan, Other Stock-Based Awards granted under this Section 10 shall be subject to a vesting period of at least three years, with incremental vesting of portions of the award over the three-year period permitted; provided, however, that if the vesting of the award is based upon the attainment of performance goals, a minimum vesting period of one year is allowed, with incremental vesting of portions of the award over the one-year period permitted.

10.3.

Compliance with Section 409A of the Code. Other Stock-Based Awards shall be designed and operated in such a manner that they are either exempt from the application or comply with the requirements of Section 409A of the Code.

11.

Performance Goals for Section 162(m) Awards. To the extent that shares of restricted stock, restricted stock units or Other Stock-Based Awards granted under the Plan are intended to qualify as "performance-based compensation" under Section 162(m), the vesting, grant, or payment of such awards shall be conditioned on the achievement of one or more performance goals and must satisfy the other requirements of Section 162(m). The performance goals pursuant to which such awards shall vest, be granted, or be paid out shall be any or a combination of the following performance measures applied to the Company, Pernix, a division, or a subsidiary: earnings per share; return on assets; an economic value-added measure; shareholder return; earnings or earnings before interest, taxes and amortization; stock price; total shareholder return; return on equity; return on total capital; return on assets or net assets; revenue; reduction of expenses; free cash flow; income or net income; income before tax; operating income or net operating income; gross profit; operating profit or net operating profit; operating margin or profit margin; return on operating revenue; return on invested capital; or market segment share. For any performance period, such performance objectives may be measured on an absolute basis, relative to a group of peer companies selected by the Committee, relative to internal goals, or relative to levels attained in prior years. The performance goals may be subject to such adjustments as are specified in advance by the Committee in accordance with Section 162(m).

12.

General.

12.1.

Duration. No Incentives may be granted under the Plan after [________, the tenth anniversary of the date the Plan was adopted by Pernix]; provided, however, that subject to Section 12.9, the Plan shall remain in effect after such date with respect to Incentives granted prior to that date, until all such Incentives have either been satisfied by the issuance of shares of Common Stock or otherwise been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

12.2.

Transferability. No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code; or (d) as to options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of the participant and/or Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a nonqualified stock option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

12.3.

Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee and provided in the Incentive Agreement.

12.4.

Additional Conditions. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

12.5.

Adjustment. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and any and all other limitations provided in the Plan limiting the number of shares of Common Stock that may be issued hereunder, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the price of any option, the Base Price of any SAR and the performance objectives of any Incentive shall also be adjusted to provide participants with the same relative rights before and after such adjustment. No substitution or adjustment shall require the Company to issue a fractional share under the Plan and the substitution or adjustment shall be limited by deleting any fractional share.

12.6.

Withholding.

(a)

The Company shall have the right to withhold from any payments made or stock issued under the Plan or to collect as a condition of payment, issuance or vesting, any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Incentive, the participant may, subject to Section 12.6(b) below, satisfy this obligation in whole or in part by electing (the "Election") to deliver currently owned shares of Common Stock or to have the Company withhold shares of Common Stock, in each case having a value equal to the minimum statutory amount required to be withheld under federal, state and local law. The value of the shares to be delivered or withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

(b)

Each Election must be made prior to the Tax Date. For participants who are not subject to Section 16 of the 1934 Act, the Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under Section 83(b) of the Code with respect to shares of restricted stock, an Election to have shares withheld to satisfy withholding taxes is not permitted to be made.

12.7.

No Continued Employment. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

12.8.

Deferral Permitted. Payment of an Incentive may be deferred at the option of the participant if permitted in the Incentive Agreement. Any deferral arrangements shall comply with Section 409A of the Code.

12.9.

Amendments to or Termination of the Plan. The Board may amend or discontinue this Plan at any time; provided, however, that no such amendment may:

(a)

materially revise the Plan without the approval of the stockholders. A material revision of the Plan includes (i) except for adjustments permitted herein, a material increase to the maximum number of shares of Common Stock that may be issued through the Plan, (ii) a material increase to the benefits accruing to participants under the Plan, (iii) a material expansion of the classes of persons eligible to participate in the Plan, (iv) an expansion of the types of awards available for grant under the Plan, (v) a material extension of the term of the Plan and (vi) a material change that reduces the price at which shares of Common Stock may be offered through the Plan;

(b)

amend Section 6.6 to permit repricing of options or SARs without the approval of stockholders; or

(c)

materially impair, without the consent of the recipient, an Incentive previously granted, except that the Company retains all of its rights under Section 12.10.

12.10.

Change of Control.

(a)

Unless otherwise defined in an Incentive Agreement, "Change of Control" shall mean:

(i)

the acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or Section 14(dX2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 30% or more of the outstanding shares of Common Stock, or 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

(1)

any acquisition (other than a Business Combination which constitutes a Change of Control under Section 12.10(a)(iii) hereof) of Common Stock directly from the Company,

(2)

any acquisition of Common Stock by the Company or its subsidiaries,

(3)

any acquisition of Common Stock by (i) Cooper C. Collins, Jim E. Smith, Jr. or their Immediate Family Members, (ii) any entity controlled by Cooper C. Collins, James E. Smith, Jr. and/or their Immediate Family Members, and (iii) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the 1934 Act) that includes Cooper C. Collins, James E. Smith, Jr. and/or any of their Immediate Family Members,

(4)

any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or

(5)

any acquisition of Common Stock by any entity pursuant to a Business Combination that does not constitute a Change of Control under Section 12.10(a)(iii) hereof; or

(ii)

individuals who, as of the date this Plan was adopted by the Board of Directors (the "Approval Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

(iii)

consummation of a reorganization, share exchange, merger, or consolidation (including any such transaction involving any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"); provided, however, that in no such case shall any such transaction constitute a Change of Control if immediately following such Business Combination,

(1)

all or substantially all of the individuals and entities who were the beneficial owners of the outstanding Common Stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of Common Stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in he election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (1) and paragraphs (2) and (3), shall include a corporation which as a result of such transaction owns the Company or all or substantially all of its assets either directly or through one or more subsidiaries), and

(2)

except to the extent that such ownership existed prior o the Business Combination, no Person (excluding any corporation resulting from such Business Combination and any employee benefit plan or related trust of the Company, the corporation resulting from such Business Combination, or any subsidiary of either corporation) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then outstanding voting securities of such corporation, and

(3)

at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of. the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(4)

approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

(b)

Upon a Change of Control, or immediately prior to the closing of a transaction that will result in a Change of Control if consummated, all outstanding Incentives granted pursuant to the Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by Pernix without the necessity of action by any person.

(c)

No later than 30 days after the approval by the Board of a Change of Control of the types described in subsections (iii) or (iv) of Section 12.10(a) and no later than 30 days after a Change of Control of the type described in subsections (i) and (ii) of Section 12.10(a), the Committee (as the Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), acting in its sole discretion without the consent or approval of any participant, may act to effect one or more of the alternatives listed below and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

(i)

require that all outstanding options and stock appreciation rights be exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised options shall terminate;

(ii)

make such equitable adjustments to Incentives then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary);

(iii)

provide for mandatory conversion of some or all of the outstanding options and stock appreciation rights held by some or all participants as of a date, before or after such Change of Control, specified by the Committee, in which event such options and stock appreciation rights shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such option and stock appreciation right, as defined and calculated below, over the exercise price(s) of such options and stock appreciation rights or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value equal to such excess; or

(iv)

provide that thereafter upon any exercise of an option or stock appreciation right the participant shall be entitled to purchase under such option or stock appreciation right, in lieu of the number of shares of Common Stock then covered by such option or stock appreciation right, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the participant would have been entitled pursuant to the terms of the agreement providing for the reorganization, merger, consolidation or asset sale, if, immediately prior to such Change of Control, the participant had been the holder of record of the number of shares of Common Stock then covered by such options and stock appreciation rights.

(d)

For the purpose of paragraph (iii) of Section 12.10(c), the "Change of Control Value" shall equal the amount determined by whichever of the following items is applicable:

(i)

the per share price to be paid to stockholders of Pernix in any such merger, consolidation or other reorganization;

(ii)

the price per share offered to stockholders of Pernix in any tender offer or exchange offer whereby a Change of Control takes place;

(iii)

in all other events, the Fair Market Value per share of Common Stock into which such options being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of such options; or

(iv)

in the event that the consideration offered to stockholders of Pernix in any transaction described in this Section 12.10 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

12.11.

Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, except as provided below in connection with a cashless exercise through a broker, it shall be determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the date as of which fair market value is to be determined, (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the date as of which fair market value is to be determined, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the date as of which fair market value is to be determined, as established by the Committee in good faith. In the context of a cashless exercise through a broker, the "Fair Market Value" shall be the price at which the Common Stock subject to the stock option is actually sold in the market to pay the option exercise price.

Annex B

ARTICLE IV OF GTA's ARTICLES OF INCORPORATION

(as proposed to be amended to add new Section 6, as described in the accompanying proxy statement)

ARTICLE IV

SHARES OF CAPITAL STOCK

SECTION 1. AUTHORIZED SHARES OF CAPITAL STOCK.

(a)

Authorized Shares. The total number of shares of capital stock of all classes that the Corporation has authority to issue is one hundred million (100,000,000) shares of capital stock (par value one cent ($.01) per share), consisting of (i) ninety million (90,000,000) shares of common stock, par value one cent ($.01) per share (the "Common Stock"), and (ii) ten million (10,000,000) shares of preferred stock, par value one cent ($.01) per share (the "Preferred Stock"). The Preferred Stock includes one million (1,000,000) shares of Series B Junior Participating Stock, par value one cent ($.01) per share (the "Series B"). The remainder of the Preferred Stock may be issued in one or more classes as described in Section 3(b) of this Article IV. The Common Stock and each class of the Preferred Stock shall each constitute a separate class of capital stock of the Corporation. The Board of Directors may classify and reclassify any unissued shares of capital stock in accordance with Section 4 of this Article IV.

(b)

Terminology and Aggregate Par Value. The Common Stock and Preferred Stock are collectively referred to herein as the "Equity Shares". The aggregate par value of all the Corporation's authorized Equity Shares having par value is $1,000,000.

SECTION 2. COMMON STOCK. Subject to the provisions of Section 3 of this Article IV, the Common Stock shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and such other rights as may be afforded by law.

(a)

Voting Rights. Except as may otherwise be required by law, each holder of Common Stock shall have one vote in respect of each share of Common Stock on all actions to be taken by the stockholders of the Corporation, and, except as otherwise provided in Section 3 of this Article IV or in respect of any class of stock, hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock.

(b)

Dividend Rights. Subject to the provisions of law, Section 3 of this Article IV and any preferences of any class of stock hereafter classified or reclassified, dividends, including dividends payable in shares of another class of the Corporation's stock, may be paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable and the holders of the Common Stock shall share ratably in any such dividends, in proportion to the number of shares of Common Stock held by them respectively, on a share for share basis.

(c)

Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary of involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of the Series B and the holders of any class of capital stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up on the Corporation are entitled, together with the holders of the Series B and the holders of any other class of capital stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the remaining net assets of the Corporation.

(d)

Stock Exchange Transactions. Notwithstanding any provisions contained herein to the contrary, nothing in this Charter shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or the American Stock Exchange.

SECTION 3. PREFERRED SHARES.

(a)

Series B Junior Participating Preferred Stock. The Series B shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and such other rights as may be afforded by law.

(i)

Dividends and Distributions.

(A)

Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of the Series B with respect to dividends, the holders of shares of the Series B shall be entitled to receive, when, as and if authorized and declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of January, April, July and October in each year, or the next following business day, if such day is not a business day (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series B, in an amount per share (rounded to the nearest cent) equal to the greater of (1) $1.00, or (2) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of the Series B. In the event the Corporation shall at any time after September 6, 1999 (the "Rights Record Date") (x) authorize and declare any dividend on the Common Stock payable in shares of the Common Stock, (y) subdivide the outstanding Common Stock, or (z) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of the Series B were entitled immediately prior to such event under clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)

The Corporation shall authorize and declare a dividend or distribution on the Series B as provided in Section 3(a)(i)(A) of this Article IV immediately after it authorizes and declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been authorized and declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)

Dividends shall begin to accrue and be cumulative on outstanding shares of the Series B from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of the Series B, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of the Series B entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of the Series B in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of the Series B entitled to receive payment of a dividend or distribution authorized and declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

(ii)

Voting Rights. The holders of shares of the Series B shall have the following voting rights:

(A)

Subject to the provision for adjustment hereinafter set forth, each share of the Series B shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the holders of the Common Stock. In the event the Corporation shall at any time after the Rights Record Date (1) authorize and declare any dividend on Common Stock payable in shares of Common Stock, (2) subdivide the outstanding Common Stock, or (3) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of the Series B were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)

Except as otherwise provided herein, the holders of shares of the Series B and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of holders of the Common Stock.

(C)

Default Period.

(1)

If at any time dividends on any of the Series B shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "Default Period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of the Series B then outstanding shall have been authorized and declared and paid or set apart for payment. During each Default Period, all holders of Preferred Stock (including holders of the Series B) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

(2)

During any Default Period, such voting right of the holders of the Series B may be exercised initially at a special meeting called pursuant to Section 3(a)(ii)(C)(3) of this Article IV or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of directors, be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing Default Period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any Default Period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series B.

(3)

Unless the holders of Preferred Stock shall, during an existing Default Period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Section 3(a)(ii)(C)(3) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Section 3(a)(ii,)(C)(3), no such special meeting shall be called during the period within 60 days immediately preceding the date or the first day of the period, as the case may be, fixed by the Bylaws of the Corporation for the next annual meeting of the stockholders.

(4)

In any Default Period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the Default Period, whichever happens first, and (y) any vacancy in the Board of Directors may (except as provided in Section 3(a)(ii)(C)(2) of this Article IV) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Section 3(a)(ii)(C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(5)

Immediately upon the expiration of a Default Period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in this Charter or Bylaws irrespective of any increase made pursuant to the provisions of Section 3(a)(ii)(C)(2) of this Article IV (such number being subject, however, to change thereafter in any manner provided by law or in this Charter or Bylaws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(D)

Except as set forth herein, holders of the Series B shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(iii)

Certain Restrictions.

(A)

Whenever quarterly dividends or other dividends or distributions payable on the Series B as provided in Section 3(a)(i) of this Article IV are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not authorized or declared, on shares of the Series B outstanding shall have been paid in full, the Corporation shall not:

(1)

authorize or declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B;

(2)

authorize or declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B, except dividends paid ratably on the Series B and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(3)

redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B; or

(4)

purchase or otherwise acquire for consideration any shares of the Series B, or any shares of stock ranking on a parity with the Series B, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)

The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 3(a)(iii)(A) of this Article IV, purchase or otherwise acquire such shares at such time and in such manner.

(iv)

Reacquired Shares. Any shares of the Series B purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

(v)

Liquidation, Dissolution or Winding Up.

(A)

Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B unless, prior thereto, the holders of shares of the Series B shall have received an amount equal to $100 per share of Series B, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not authorized or declared, to the date of such payment (the "Series B Liquidation Preference"). Following the payment of the full amount of the Series B Liquidation Preference, no additional distributions shall be made to the holders of shares of the Series B unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (1) the Series B Liquidation Preference by (2) 100 (as appropriately adjusted as set forth in Section 3(a)(v)(C) of this Article IV to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (2), the "Adjustment Number"). Following the payment of the full amount of the Series B Liquidation Preference and the Common Adjustment in respect of all outstanding shares of the Series B and Common Stock, respectively, holders of the Series B and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively. The merger or consolidation of the Corporation, regardless of whether the Corporation is the surviving entity in such merger or consolidation, shall not be deemed to be the liquidation, dissolution or winding up of the Corporation.

(B)

In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series B, then such remaining assets shall be distributed ratably in the same proportion as the respective amounts that would be payable on such Series B and any such other parity stock if all amounts payable thereon were paid in full. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C)

In the event the Corporation shall at any time after the Rights Record Date (1) declare any dividend on Common Stock payable in shares of Common Stock, (2) subdivide the outstanding Common Stock, or (3) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(vi)

Consolidation, Merger, Etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of the Series B shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Record Date (1) declare any dividend on Common Stock payable in shares of Common Stock, (2) subdivide the outstanding Common Stock, or (3) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of the Series B shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(vii)

No Redemption. The shares of the Series B shall not be redeemable.

(viii)

Ranking.

(A)

The Series B shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

(B)

The liquidation preference of the outstanding shares of the Series B will not be added to the liabilities of the Corporation for the purpose of determining whether under the Maryland General Corporation Law a distribution may be made to stockholders of the Corporation whose preferential rights upon dissolution of the Corporation are junior to those of holders of the Series B.

(ix)

Amendment. At any time when any shares of the Series B are outstanding, this Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of the Series B, voting separately as a class; provided that none of (A) the creation or issuance of (1) additional shares of the Series B, or (2) shares of any class or series of Preferred Stock ranking junior to or on parity with the Series B as to the payment of dividends and the distribution of assets, (B) a merger or consolidation in which the Corporation is the surviving entity and the Series B remains outstanding with no material adverse change in its powers, preferences and special rights, or (C) a merger or consolidation in which the Corporation is not the surviving entity and the holders of the Series B receive in exchange therefor a substantially identical security of the surviving entity, shall be considered to materially adversely alter or change the powers, preferences or special powers of the Series B.

(x)

Fractional Shares. The Series B may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of the Series B.

(xi)

Certificate Legend. The Board of Directors may authorize the issue of some or all of the shares (including fractional shares) of the Series B without certificates. If issued in certificated form, each share (including each fractional share) of the Series B shall bear substantially the following legend in addition to any legends required to comply with federal and state securities laws:

THE CORPORATION IS AUTHORIZED TO ISSUE CAPITAL STOCK OF MORE THAN ONE CLASS, CONSISTING OF COMMON STOCK AND ONE OR MORE CLASSES OF PREFERRED STOCK. THE BOARD OF DIRECTORS IS AUTHORIZED TO DETERMINE THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ANY CLASS OF PREFERRED STOCK BEFORE THE ISSUANCE OF SHARES OF SUCH CLASS OF PREFERRED STOCK. THE CORPORATION WILL FURNISH, WITHOUT CHARGE, TO ANY STOCKHOLDER MAKING A WRITTEN REQUEST THEREFORE, A COPY OF THE CORPORATION'S CHARTER AND A WRITTEN STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO THE DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION HAS THE AUTHORITY TO ISSUE AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (ii) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF

SUBSEQUENT SERIES. REQUESTS FOR SUCH WRITTEN STATEMENT MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

(b)

The Preferred Stock may be issued from time to time in one or more classes. The Board of Directors is expressly authorized, in the resolution or resolutions providing for the issuance of any wholly unissued class of Preferred Stock, to fix, state and express the powers, rights, designations, preferences, qualifications, limitations and restrictions thereof, including without limitation (i) the rate of dividends upon which and the times at which dividends on shares of such class shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes of stock of the Corporation, (ii) whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such class shall be cumulative, (iii) the voting rights, if any, to be provided for shares of such class, (iv) the rights, if any, which the holders of shares of such class shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, (v) the rights, if any, which the holders of shares of such class shall have to convert such shares into or exchange such shares for shares of stock of the Corporation, and the terms and conditions, including price and rate of exchange of such conversion or exchange, (vi) the redemption rights (including sinking fund provisions), if any, for shares of such class, and (vii) such other powers, rights, designations, preferences, qualifications, limitations and restrictions as the Board of Directors may desire to so fix. The Board of Directors is also expressly authorized to fix the number of shares constituting such class and to increase or decrease the number of shares of any class prior to the issuance of shares of that class and to increase or decrease the number of shares of any class subsequent to the issuance of shares of that class, but not to decrease such number below the number of shares of such class then outstanding. In case the number of shares of any class shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such class.

SECTION 4. CLASSIFICATION AND RECLASSIFICATION OF CAPITAL STOCK.

(a)

Subject to the foregoing provisions of this Article IV, the power of the Board of Directors to classify and reclassify any of the unissued shares of capital stock shall include, without limitation, subject to the provisions of this Charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, by determining, fixing or altering one or more of the following:

(i)

The distinctive designation of such class and the number of shares to constitute such class, provided that, unless otherwise prohibited by the terms of such or any other class, the number of shares of any class may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class which have been redeemed, purchased, otherwise acquired or converted into Common Stock or any other class shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this Section 4 of Article IV.

(ii)

Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

(iii)

Whether or not shares of such class shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

(iv)

Whether or not shares of such class shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

(v)

Whether or not shares of such class shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

(vi)

The rights of the holders of shares of such class upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class of stock.

(vii)

Whether or not there shall be any limitations applicable, while shares of such class are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this Section 4 of Article IV and, if so, the terms and conditions thereof.

(viii)

Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class, not inconsistent with law and this Charter of the Corporation.

(b)

For the purposes hereof and of any articles supplementary to this Charter providing for the classification or reclassification of any shares of capital stock or of any other Charter document of the Corporation (unless otherwise provided in any such articles or document), any class of stock of the Corporation shall be deemed to rank:

(i)

prior to another class either as to dividends or upon liquidation, if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable on liquidation dissolution or winding up, as the case may be, in preference or priority to holders of such other class;

(ii)

on a parity with another class either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class; and

(iii)

junior to another class either as to dividends or upon liquidation, if the rights of the holders of such class shall be subject or subordinate to the rights of the holders of such other class in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

SECTION 5. SETTLEMENT. Nothing in this Article IV shall be interpreted to preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange, the American Stock Exchange, any other national securities exchange or The Nasdaq National Market system, but the Equity Shares which are the subject of such transaction shall continue to be subject to the terms of this Article IV subsequent to such settlement.

SECTION 6. BOARD OF DIRECTORS' AUTHORITY TO EFFECT REVERSE STOCK SPLITS. Notwithstanding any other provision of these Articles of Incorporation, to the fullest extent permitted under applicable law, the board of directors of the Corporation shall have the power to effect, without stockholder action or approval, any reverse stock split.

Annex D

LADENBURG

THALMANN

ESTABLISHED 1876

October 5, 2009

The Board of Directors

Golf Trust of America, Inc.

10 North Adgers Wharf

Charleston, SC 29041

Gentlemen:

We have been advised that Golf Trust of America, Inc. (the "Company") intends to enter into an Agreement and Plan of Merger (the "Merger Agreement"), by and among the Company, Golf Trust Acquisition, Inc. ("Merger Sub"), a wholly-owned subsidiary of the Company, and Pernix Therapeutics, Inc. (f/k/a Zyber Pharmaceuticals, Inc.) ("Pernix"). Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Merger Agreement and other ancillary documents to be entered into in connection with the Merger Agreement (collectively, the "Merger Documents").

Pursuant to the Merger Documents, Merger Sub will merge with and into Pernix (the "Merger") and each share of common stock, no par value per share, of Pernix (the "Pernix Common Stock") issued and outstanding immediately prior to the Effective Time (other than shares of Pernix Common Stock to be cancelled in accordance with the Merger Agreement) will be converted into the right to receive 209,000 shares (the "Exchange Ratio") of common stock, par value $0.01 per share of the Company (the "Company Common Stock"), subject to adjustment.

The terms and conditions of the Merger and the other actions contemplated are more specifically set forth in the Merger Documents.

Ladenburg is a full service investment bank providing investment banking, brokerage, equity research, institutional sales and trading, and asset management services. In the ordinary course of business, Ladenburg, certain of our affiliates, as well as investment funds in which we or our affiliates may have financial interests, may acquire, hold or sell long or short positions, or trade or otherwise effect transactions in debt, equity, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, the Company, Pernix or any other party that may be involved in the Merger and/or their respective affiliates.

We have been retained to render an opinion as to whether, on the date of such opinion, the Exchange Ratio in the Merger is fair, from a financial point of view, to the Company.

Our opinion does not address any other term or aspect of the Merger or the Merger Documents, including, but not limited to, the fairness of the Merger to, or any consideration therewith by, any other stockholders, creditors or other constituencies nor as to the fairness of the amount or nature of the compensation to any officers, directors or employees of any parties to the Merger, or class of such persons, relative to the Exchange Ratio or otherwise. We do not express any opinion as to the underlying valuation or future performance of the Company or Pernix, or the price at which the Company's or Pernix's securities might trade at any time in the future.

We have not been requested to opine as to, and our opinion does not address, the relative merits of the Merger as compared to any alternative business strategy that might exist for the Company, the decision of whether the Company should complete the Merger, and other alternatives to the Merger that might exist for the Company. The financial and other terms of the Merger were determined pursuant to negotiations between the Company, Pernix and each of their respective advisors, and not pursuant to any recommendation from us.

In arriving at our opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things:

•

Reviewed an execution copy of the Merger Agreement dated as of October 3, 2009.

•

Reviewed publicly available financial information and other data with respect to the Company that we deemed relevant, including its Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

•

Reviewed non-public information and other data with respect to Pernix, including audited financial statements for the years ended December 31, 2006, 2007 and 2008, unaudited internally prepared financial statements for the six months ended June 30, 2008 and 2009, financial projections for the periods through December 31, 2013 (the "Projections"), and other internal financial information and management reports.

•

Reviewed and analyzed the Merger's pro forma impact on the Company's outstanding securities and stockholder ownership.

•

Considered the historical financial results and present financial condition of the Company and Pernix.

•

Reviewed and compared the trading of, and the trading market for, the Company Common Stock and two general market indices.

•

Reviewed and analyzed Pernix's projected unlevered free cash flows derived from the Projections and prepared a discounted cash flow analysis.

•

Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to Pernix.

•

Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of Pernix.

•

Reviewed and analyzed the Company's adjusted net book value.

•

Reviewed and discussed with the Company's and Pernix's management and their respective representatives certain financial and operating information furnished by them, including financial analyses and the Projections with respect to Pernix's business and operations.

•

Performed such other analyses and examinations as were deemed appropriate.

In arriving at our opinion, with your consent, we have relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial and other information that was supplied or otherwise made available to us and we have further relied upon the assurances of the Company's and Pernix's management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and the Projections reviewed, we assumed that such information was reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which we could make our analysis and form an opinion. We have not evaluated the solvency or fair value of the Company or Pernix, including without limitation any actuarial analyses, under any applicable foreign, state or federal laws relating to bankruptcy, insolvency or similar matters. We have not physically inspected the Company's or Pernix's properties and facilities and have not made or obtained any evaluations or appraisals of the Company's or Pernix's assets and liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities). We have not attempted to confirm whether the Company and Pernix have good title to their respective assets.

We assumed that the Merger will be consummated in a manner that complies in all respects with applicable foreign, federal, state and local laws, rules and regulations. We have assumed, with your consent, that the final executed forms of the Merger Documents will not differ in any material respect from the drafts we have reviewed and that the Merger will be consummated on the terms set forth in the Merger Documents, without further amendments thereto, and without waiver by the Company of conditions to any of its obligations thereunder or in the alternative that any such amendments or waivers thereto will not be detrimental to the Company or its stockholders in any material respect. We also have assumed, with your consent, that obtaining the necessary regulatory or third party approvals and consents for the Merger will not have an adverse effect on the Company, Pernix or the Merger. We have also assumed that the representations and warranties of the parties thereto contained in the Merger Documents are true and correct and that each such party will perform all of the covenants and agreements to be performed by it under the Merger Documents. At your direction, we have not been asked to, nor do we, offer any opinion as to the contractual terms of the Merger Documents or the prospect that the conditions set forth in the Merger Documents will be satisfied. We have further assumed that for U.S. federal tax income purposes the Merger shall qualify as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

Our analysis and opinion are necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of, October 5, 2009. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion to you or any other person.

Our opinion is for the use and benefit of the Board of Directors of the Company in connection with its consideration of the Merger. Our opinion is not intended to and does not constitute an opinion or recommendation to any of the Company's stockholders as to how such stockholder should vote or act with respect to the Merger, should a vote of such stockholders be required, or any matter relating thereto. Our opinion should not be construed as creating any fiduciary duty on our part to any party to the Merger Documents or any other person.

In connection with our services, and pursuant to that certain Fairness Opinion Agreement between Ladenburg and the Board of Directors of the Company dated September 3, 2009 (the "Ladenburg Engagement Agreement"), we have received a retainer and are entitled to receive the balance of our fee, which is not contingent upon the completion of the Merger, when we notify the Company that we are prepared to deliver our opinion. Also, pursuant to the Ladenburg Engagement Agreement, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. Ladenburg has not previously provided, nor are there any pending agreements to provide, any other services to the Company.

Under our policies and procedures, a fairness committee did not approve or issue this opinion and was not required to do so.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Exchange Ratio in the Merger is fair, from a financial point of view, to the Company.

Very truly yours,

/s/ Ladenburg Thalmann & Co. Inc.

Ladenburg Thalmann & Co. Inc.

GOLF TRUST OF AMERICA, INC. SPECIAL MEETING OF STOCKHOLDERS - MARCH 8, 2010		THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONTROL ID:	< ________ >
PROXY ID:	< ________ >

The undersigned hereby appoints Michael C. Pearce as proxy, with full power to act alone and with full power of substitution, to represent the undersigned and vote all shares of Golf Trust of America, Inc. standing in the name of the undersigned at the Special Meeting of Stockholders of Golf Trust of America, Inc. to be held on March 8, 2010, at 10:30 a.m. at The Francis Marion Hotel, 387 King Street, Charleston, South Carolina, or any adjournment thereof, on each of the matters listed on this proxy card:

AS SOON AS POSSIBLE, PLEASE MAIL YOUR PROXY CARD BACK IN THE POSTAGE-PAID ENVELOPE PROVIDED!

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

SHAREHOLDER NAME SHAREHOLDER ADDRESS 1 SHAREHOLDER ADDRESS 2 SHAREHOLDER ADDRESS 3

REVOCABLE PROXY GOLF TRUST OF AMERICA, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
As described in the enclosed proxy statement, Pernix Therapeutics, Inc. is not obligated to complete the merger transaction unless each of Proposals 1, 2, 3, and 4 are approved by our shareholders.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

Proposal 1	To approve the issuance of 41,800,000 shares to the stockholders of Pernix in the merger.	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 2	To amend Article I of the Articles of Incorporation of GTA to change its name to Pernix Therapeutics Holdings, Inc.;	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 3	To amend Article IV of the Articles of Incorporation to enable the board of directors to effect reverse stock splits without stockholder approval to the full extent permitted by law;	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 4	To approve the 2009 Stock Incentive Plan;	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 5

To adjourn or postpone the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the matters to be considered by the stockholders at the meeting; and

		à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 6	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN A MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL.

MARK “X” HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

_______________________________________________________

_______________________________________________________

____________________________ email: ______________________

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER AND INDICATE TITLE. IF SHARES ARE REGISTERED IN THE NAMES OF JOINT TENANTS OR TRUSTEES, EACH TENANT OR TRUSTEE MUST SIGN ORDER FOR THE APPOINTMENT OF PROXY TO BE VALID.

Dated: ________________________, 2010

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if Held Jointly)